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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 9/30
Date of reporting period: 3/31/14

Item 1 —	Reports to Shareholders

semiannual report
March 31, 2014

Janus Alternative Fund

Janus Global Real Estate Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Fund

Janus Global Real Estate Fund (unaudited)

FUND SNAPSHOT
We believe global real estate investments can be a long-term source of wealth creation through attractive current income and substantial capital appreciation over time. We use intensive fundamental research in an effort to uncover companies with prime assets in strategic locations that practice disciplined capital allocation and show a clear ability to create value.
Patrick Brophy portfolio manager

PERFORMANCE

For the six-month period ending March 31, 2014, the Janus Global Real Estate Fund’s Class I Shares returned 8.06%, while its benchmark, the FTSE EPRA/NAREIT Global Index, returned 2.85%. The Fund’s secondary benchmark, the FTSE EPRA/NAREIT Developed Index, returned 3.51%.

INVESTMENT ENVIRONMENT

On the heels of a very strong 2013, it probably shouldn’t come as a surprise that markets slowed in the first quarter of 2014. It’s as if investors paused for a breath after a long sprint, took a moment to survey the distance they had covered, and began to ask themselves “Hmm, was that too far, too fast?” We think that is always a good question to ask after a large run-up, and we would argue that this has been a healthy pause. Better still, it gave the real estate sector time to do some catching up after a year in which it largely missed out on the significant gains.

From our investment perch, we feel like we’ve had more glimpses of blue skies of late, but it seems that every time we think our view might finally be clearing, another fog roles in. That fog usually takes the form of policy risks and disappointing growth. Unfortunately, we think that most policymakers just can’t get out of the way, and when growth underwhelms, as it has for some time now, they read it as a plea for more meddling on their part. As we’ve discussed at length in past commentaries, we believe this unrelenting intervention, particularly the seemingly endless fiscal stimulus emanating from most of the developed world, is having distorting effects and will most certainly lead to unintended consequences. At some point, economies and markets need to be left to stand on their own two feet; and as far as we’re concerned, the sooner the better.

PERFORMANCE DISCUSSION

Stock selection was a strong driver of relative outperformance during the period. Looking at our performance across different geographies, strong stock selection in the U.S. and U.K. were large contributors to relative performance. However, stock selection was weak in Hong Kong and Austria.

Our geographic allocation also contributed to relative performance. An underweight to Japan and overweight to the U.S. were large contributors to relative performance. While geographic allocation generally helped the Fund, an overweight to Brazil and underweight to the United Arab Emirates detracted from relative results.

In terms of returns by sector, our holdings in mortgage REITs and real estate services companies were the largest contributors to the Fund’s absolute performance. Notable detractors from the Fund’s absolute performance included our holdings in diversified real estate and real estate development companies. Relative to the index, the Fund got the most outperformance from its mortgage REITs and real estate services holdings, while our holdings in retail REITs, and also hotel and resort REITs, detracted from relative results.

The top two contributors to performance during the period were NorthStar Realty Finance Corp. and Kennedy-Wilson Holdings. NorthStar is a U.S.-based commercial finance REIT involved in multiple businesses, ranging from real estate lending and debt structuring to private REIT management and the ownership of manufactured housing communities. We believe the company has proved an opportunistic and astute allocator of capital, and think that its recently announced plans to spin off its asset management group will provide greater visibility into its potential for solid cash flow growth and further dividend increases.

Kennedy-Wilson is a California-based real estate private equity firm. In our opinion, the company has proved an astute buyer of commercial real estate, which has allowed it to significantly grow its assets under management in recent years. We believe it continues to execute well in its home market of California, where it’s active in the multifamily and office sectors. But perhaps more exciting, at least from our perspective, is its fast-growing European business, where it has leveraged institutional capital to

Janus Alternative Fund | 1

Janus Global Real Estate Fund (unaudited)

make what we view as some very strategic purchases of well-located properties and distressed debt backed by solid sponsors.

Hang Lung Properties and Mitsubishi Estate Co. were our two largest detractors. Hang Lung is a top holding that has been particularly volatile over the last two years, meaning it has been discussed in numerous commentaries. The company’s prospects remain closely tied to growth in domestic consumption in China, which we should point out is one of the top priorities of the most recent five-year plan produced by the central government. We haven’t wavered from our core thesis that a first-mover advantage in premium shopping mall development in second-tier cities in China will allow this Hong Kong-based residential developer and commercial property landlord to create significant value over the next decade. And the company’s recent successful openings of its first three malls outside Shanghai, with two more currently under construction, have given us greater confidence that it can execute on its aggressive growth strategy.

Mitsubishi Estate is one of the leading real estate companies in Japan, with a dominant leasing portfolio position in Marunouchi, the premier business location in Tokyo. Japanese office real estate prices, which had collapsed after the 1980s bubble, have held up well more recently, even after the tragic earthquake in 2011. Supply growth of Class A space in central Tokyo is limited, and vacancy rates have remained in a fairly tight range over the last several years. In addition, as a result of the deregulation of plot ratio allowances, Mitsubishi Estate is able to redevelop a number of its Marunouchi buildings and increase rentable square footage. These redevelopments are typically high-return projects for the company.

As always, we continue to seek out opportunistic investments, concentrating on the key characteristics of our long-established investment philosophy: focused businesses, disciplined allocation of capital, compelling valuation, high barrier-to-entry markets, attractive/irreplaceable real estate assets, development expertise and quality management.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

While we are encouraged by the solid start to the year for the real estate sector, we remain concerned about the lack of visibility at the macro level in our key markets and the potential distorting impacts of the ongoing experiment in monetary easing. Markets have seemed a bit schizophrenic of late, and in certain geographies, especially many of the now-out-of-favor developing markets, the underlying volatility doesn’t strike us as particularly healthy. We’ve also been surprised by the geographic divergences, as the unevenness of performance by market has been somewhat staggering. Take, for example, Indonesia and China. The Indonesian property sector gained nearly 35% in the first quarter of 2014; the Chinese property sector lost roughly 7%. True, we can identify market-specific events/trends that help explain many of the divergences, but we can’t help but believe that property markets around the globe would be moving a bit more uniformly if we had a more robust global recovery and were free of the unintended consequences of the unprecedented monetary stimulus occurring in the developed world.

That stock movements have differed so markedly by geography is, in our opinion, further evidence of the advantage of having a global mandate. As we’ve emphasized repeatedly, commercial real estate owners are the landlords to the global economy, which in our minds means that allocating capital to those markets where our research indicates fundamentals are clearly improving, versus those where the economic backdrop appears more challenged, is an important component of the investment process. Of course, this gets more difficult when one needs to factor in the potential impacts of the waves of liquidity sloshing around the globe, and, perhaps more important – as we’ve seen of late – be prepared for potentially adverse reactions to even the slightest hints that the fire hose might eventually be turned off. With that in mind, we remain on the lookout for moves in interest rates and/or inflation; fixated on the relative merits of the key geographies where we invest; excited about emerging opportunities; more focused on cash flow, yield and replacement cost; and, most important, glad that we are investing in what we believe are well-managed, strategically-located hard assets with predictable cash flows in multiple geographies and currencies.

Thank you for your continued investment in Janus Global Real Estate Fund.

2 | MARCH 31, 2014

(unaudited)

Janus Global Real Estate Fund At A Glance

5 Top Performers – Holdings

Contribution

NorthStar Realty Finance Corp.	0.76%
Kennedy-Wilson Holdings, Inc.	0.68%
Whitbread PLC	0.47%
LGI Homes, Inc.	0.47%
Chatham Lodging Trust	0.45%

5 Bottom Performers – Holdings

Contribution

Hang Lung Properties, Ltd.	–0.43%
Mitsubishi Estate Co., Ltd.	–0.39%
Iida Group Holdings Co., Ltd.	–0.24%
Wharf Holdings, Ltd.	–0.20%
CapitaLand, Ltd.	–0.20%

3 Top Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	4.20%	83.82%	99.16%
Consumer Discretionary	1.23%	7.41%	0.71%
Health Care	0.19%	1.02%	0.05%

4 Bottom Performers – Sectors*

		Fund Weighting	FTSE EPRA/NAREIT Global
	Fund Contribution	(Average % of Equity)	Index Weighting

Industrials	0.02%	0.06%	0.01%
Materials	0.02%	0.18%	0.00%
Other**	0.06%	5.51%	0.07%
Utilities	0.06%	2.00%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Alternative Fund | 3

Janus Global Real Estate Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Chatham Lodging Trust Real Estate Investment Trusts (REITs)	3.2%
Kennedy-Wilson Holdings, Inc. Real Estate Management & Development	3.1%
Brookfield Asset Management, Inc. – Class A (U.S. Shares) Real Estate Management & Development	3.1%
Simon Property Group, Inc. Real Estate Investment Trusts (REITs)	2.8%
Kennedy-Wilson Europe Real Estate PLC Real Estate Management & Development	2.6%

14.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Emerging markets comprised 5.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

4 | MARCH 31, 2014

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014					per the January 28, 2014 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Real Estate Fund – Class A Shares

NAV	7.79%	5.19%	23.03%	4.22%	1.26%	1.26%

MOP	1.58%	–0.88%	21.57%	3.25%

Janus Global Real Estate Fund – Class C Shares

NAV	7.52%	4.47%	22.28%	3.56%	2.00%	2.00%

CDSC	6.52%	3.48%	22.28%	3.56%

Janus Global Real Estate Fund – Class D Shares(1)	8.01%	5.45%	22.32%	2.92%	1.05%	1.03%

Janus Global Real Estate Fund – Class I Shares	8.06%	5.58%	23.34%	4.50%	0.96%	0.96%

Janus Global Real Estate Fund – Class S Shares	7.86%	5.11%	22.95%	4.11%	1.40%	1.40%

Janus Global Real Estate Fund – Class T Shares	8.00%	5.40%	22.89%	3.50%	1.13%	1.13%

FTSE EPRA/NAREIT Global Index	2.85%	0.44%	22.17%	1.16%

FTSE EPRA/NAREIT Developed Index	3.51%	2.18%	22.96%	1.72%

Morningstar Quartile – Class I Shares	–	1st	1st	1st

Morningstar Ranking – based on total return for Global Real Estate Funds	–	16/215	11/176	6/158

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Alternative Fund | 5

Janus Global Real Estate Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Investments in REITs may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – November 28, 2007

(1) Closed to new investors.

6 | MARCH 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,077.90	$6.94	$1,000.00	$1,018.25	$6.74	1.34%

Class C Shares	$1,000.00	$1,075.20	$10.76	$1,000.00	$1,014.56	$10.45	2.08%

Class D Shares	$1,000.00	$1,080.10	$5.70	$1,000.00	$1,019.45	$5.54	1.10%

Class I Shares	$1,000.00	$1,080.60	$5.19	$1,000.00	$1,019.95	$5.04	1.00%

Class S Shares	$1,000.00	$1,078.60	$7.46	$1,000.00	$1,017.75	$7.24	1.44%

Class T Shares	$1,000.00	$1,080.00	$5.96	$1,000.00	$1,019.20	$5.79	1.15%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Alternative Fund | 7

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 93.2%
Construction & Engineering – 0.2%
48,959	UGL, Ltd.	$318,670
Electric Utilities – 1.6%
52,663	Brookfield Infrastructure Partners L.P.	2,077,555
77,219	Spark Infrastructure Group	122,431

		2,199,986
Health Care Providers & Services – 1.1%
55,792	Capital Senior Living Corp.*	1,450,034
Hotels, Restaurants & Leisure – 3.9%
74,620	ClubCorp Holdings, Inc.	1,410,318
68,294	Crown Resorts, Ltd.	1,053,044
11,019	Vail Resorts, Inc.	768,024
28,183	Whitbread PLC	1,955,222

		5,186,608
Household Durables – 3.8%
37,900	First Juken Co., Ltd.	541,691
55,300	Iida Group Holdings Co., Ltd.	765,733
100,675	LGI Homes, Inc.	1,736,644
121,445	New Home Co., Inc.*	1,729,377
435,800	PDG Realty SA Empreendimentos e Participacoes	276,637

		5,050,082
Metals & Mining – 0.2%
141,380	Copper Mountain Mining Corp.*	275,009
Real Estate Investment Trusts (REITs) – 49.8%
43,577	Acadia Realty Trust	1,149,561
2,045,261	AIMS AMP Capital Industrial REIT	2,179,270
30,314	Alexandria Real Estate Equities, Inc.	2,199,584
54,991	American Assets Trust, Inc.	1,855,396
31,183	American Tower Corp.	2,552,952
1,426,800	Ascott Residence Trust	1,355,778
541,713	Astro Japan Property Group	1,883,529
13,525	AvalonBay Communities, Inc.	1,776,103
17,259	Boston Properties, Inc.	1,976,673
427,771	Charter Hall Group	1,582,545
213,879	Chatham Lodging Trust	4,324,633
1,308,268	Colony American Homes Holdings III L.P. – Private Placement*,§	1,386,764
59,655	Colony Financial, Inc.	1,309,427
542,658	Concentradora Fibra Danhos SA de CV	1,105,319
548,766	Concentradora Fibra Hotelera Mexicana SA de CV	926,492
948,464	Cromwell Property Group	844,236
50,520	Digital Realty Trust, Inc.#	2,681,602
56,368	DuPont Fabros Technology, Inc.#	1,356,778
71,070	Education Realty Trust, Inc.	701,461
27,070	Equity Lifestyle Properties, Inc.	1,100,396
139,934	Great Portland Estates PLC	1,471,836
21,389	Heath Care REIT, Inc.	1,274,784
838	Hulic REIT, Inc.	1,144,942
77,635	Land Securities Group PLC	1,321,265
175,666	Lexington Realty Trust	1,916,516
22,704	Macerich Co.	1,415,140
40,834	Mack-Cali Realty Corp.	848,939
31,000	Morguard Real Estate Investment Trust	476,794
360	Mori Hills REIT Investment Corp.	475,814
656	Nippon Prologis REIT, Inc.	1,323,442
141,771	NorthStar Realty Finance Corp.	2,288,184
37,834	Pebblebrook Hotel Trust	1,277,654
41,456	Post Properties, Inc.	2,035,490
33,394	Prologis, Inc.	1,363,477
60,579	Ramco-Gershenson Properties Trust	987,438
22,909	Simon Property Group, Inc.	3,757,076
58,026	STAG Industrial, Inc.	1,398,427
78,587	Starwood Property Trust, Inc.	1,853,867
15,717	Starwood Waypoint Residential Trust	452,492
53,390	Terreno Realty Corp.	1,009,605
5,373	Unibail-Rodamco SE	1,395,152
11,091	Vornado Realty Trust	1,093,129
187,179	Westfield Group	1,778,905
4,943	Winthrop Realty Trust	57,289

		66,666,156
Real Estate Management & Development – 32.6%
540,263	Atrium European Real Estate, Ltd.	3,047,561
53,200	BR Malls Participacoes SA	459,183
101,065	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	4,128,505
4,926	Brookfield Property Partners L.P.	92,116
1,484,500	CapitaLand, Ltd.	3,411,423
29,882	CBRE Group, Inc. – Class A*	819,663
540,606	Corp Inmobiliaria Vesta SAB de CV	1,094,928
186,953	Countrywide PLC	2,039,618
41,750,000	CSI Properties, Ltd.	1,480,248
130,500	Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,041,239
77,099	First Capital Realty, Inc.	1,224,181
7,506	GAGFAH SA*	113,942
34,589	Gazit-Globe, Ltd.	448,965
692,630	Global Logistic Properties, Ltd.	1,459,502
987,000	Hang Lung Properties, Ltd.	2,837,706
52,652	Hispania Activos Inmobiliarios SAU*	757,197
66,000	Hysan Development Co., Ltd.	287,186
124,300	Iguatemi Empresa de Shopping Centers SA	1,192,316
197,856	Kennedy-Wilson Europe Real Estate PLC*	3,429,961
186,194	Kennedy-Wilson Holdings, Inc.	4,191,227
29,951	LEG Immobilien AG	1,964,277
80,800	LPS Brasil Consultoria de Imoveis SA	459,475
93,000	Mitsubishi Estate Co., Ltd.	2,204,244
45,000	Mitsui Fudosan Co., Ltd.	1,373,111
112,584	Phoenix Mills, Ltd.	468,699
210	Sonae Sierra Brasil SA	1,746
260,132	Songbird Estates PLC*	1,084,028
43,125	St Joe Co.*,#	830,156
81,000	Sun Hung Kai Properties, Ltd.	992,097
107,700	Wharf Holdings, Ltd.	688,720

		43,623,220

Total Common Stock (cost $107,136,436)		124,769,765

Money Market – 5.0%
6,627,112	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $6,627,112)	6,627,112

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Investment Purchased with Cash Collateral From Securities Lending – 2.3%
3,129,784	Janus Cash Collateral Fund LLC, 0.0579%°°,£ (cost $3,129,784)	$3,129,784

Total Investments (total cost $116,893,332) – 100.5%		134,526,661

Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(670,790)

Net Assets – 100%		$133,855,871

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$75,692,808	56.3%
Singapore	8,405,973	6.3
United Kingdom	7,871,969	5.9
Japan	7,828,977	5.8
Australia	7,583,360	5.6
Hong Kong	6,285,957	4.7
Canada	6,104,489	4.5
Brazil	3,430,596	2.6
Mexico	3,126,739	2.3
Austria	3,047,561	2.3
Germany	2,078,219	1.5
France	1,395,152	1.0
Spain	757,197	0.6
India	468,699	0.3
Israel	448,965	0.3

Total	$134,526,661	100.0%

††	Includes Cash Equivalents of 7.3%.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Alternative Fund | 9

Notes to Schedule of Investments and Other Information (unaudited)

FTSE EPRA/NAREIT Developed Index	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

FTSE EPRA/NAREIT Global Index	A global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.

L.P.	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of March 31, 2014.

#	Loaned security; a portion or all of the security is on loan at March 31, 2014.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Real Estate Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$1,310,000	$1,386,764	1.0%

The Fund has registration rights for certain restricted securities held as of March 31, 2014. The issuer incurs all registration costs.

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2014. Unless otherwise indicated, all information in the table is for the period ended March 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/13	Purchases	Sales	at 3/31/14	Gain/(Loss)	Income	at 3/31/14

Janus Global Real Estate Fund
Janus Cash Collateral Fund LLC	–	12,623,155	(9,493,371)	3,129,784	$–	$2,935(1)	$3,129,784
Janus Cash Liquidity Fund LLC	9,412,029	27,635,885	(30,420,802)	6,627,112	–	1,960	6,627,112

Total					$–	$4,895	$9,756,896

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

10 | MARCH 31, 2014

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Real Estate Investment Trusts (REITs)	$65,279,392	$–	$1,386,764
All Other	58,103,609	–	–

Money Market	–	6,627,112	–

Investment Purchased with Cash Collateral From Securities Lending	–	3,129,784	–

Total Investments in Securities	$123,383,001	$9,756,896	$1,386,764

Level 3 Valuation Reconciliation of Assets (for the period ended March 31, 2014)

Transfers
					Change in	In and/or
	Balance as of			Realized	Unrealized	Out of	Balance as of
	September 30, 2013	Gross Purchases	Gross Sales	Gain/(Loss)	Appreciation(a)	Level 3	March 31, 2014

Investments in Securities:
Janus Global Real Estate Fund
Common Stock
Real Estate Investment Trusts (REITs)	$1,308,268	$–	$–	$–	$78,496	$–	$1,386,764

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Janus Alternative Fund | 11

Statement of Assets and Liabilities

Janus Global
As of March 31, 2014 (unaudited)	Real Estate Fund

Assets:
Investments at cost	$116,893,332
Unaffiliated investments at value(1)	$124,769,765
Affiliated investments at value	9,756,896
Cash denominated in foreign currency(2)	175,260
Non-interested Trustees’ deferred compensation	2,709
Receivables:
Investments sold	2,193,116
Fund shares sold	202,141
Dividends	349,666
Foreign dividend tax reclaim	7,507
Other assets	870
Total Assets	137,457,930
Liabilities:
Due to custodian	41,556
Collateral for securities loaned (Note 3)	3,129,784
Payables:
Fund shares repurchased	246,681
Advisory fees	84,943
Fund administration fees	1,122
Internal servicing cost	583
Administrative services fees	7,566
Distribution fees and shareholder servicing fees	9,438
Administrative, networking and omnibus fees	10,306
Non-interested Trustees’ fees and expenses	693
Non-interested Trustees’ deferred compensation fees	2,709
Accrued expenses and other payables	66,678
Total Liabilities	3,602,059
Net Assets	$133,855,871

See footnotes at the end of the Statement.

See Notes to Financial Statements.

12 | MARCH 31, 2014

Janus Global
As of March 31, 2014 (unaudited)	Real Estate Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$116,431,181
Undistributed net investment loss*	(1,428,951)
Undistributed net realized gain from investment and foreign currency transactions*	1,219,995
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	17,633,646
Total Net Assets	$133,855,871
Net Assets - Class A Shares	$15,886,758
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,495,384
Net Asset Value Per Share(3)	$10.62
Maximum Offering Price Per Share(4)	$11.27
Net Assets - Class C Shares	$6,811,187
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	645,579
Net Asset Value Per Share(3)	$10.55
Net Assets - Class D Shares	$33,005,271
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,083,485
Net Asset Value Per Share	$10.70
Net Assets - Class I Shares	$57,882,549
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,413,244
Net Asset Value Per Share	$10.69
Net Assets - Class S Shares	$1,722,897
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	162,002
Net Asset Value Per Share	$10.64
Net Assets - Class T Shares	$18,547,209
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,733,806
Net Asset Value Per Share	$10.70

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value includes $3,055,385 of securities loaned. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $174,723.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Alternative Fund | 13

Statement of Operations

Janus Global
For the period ended March 31, 2014 (unaudited)	Real Estate Fund

Investment Income:
Affiliated securities lending income, net	$2,935
Dividends	1,673,150
Dividends from affiliates	1,960
Other Income	10
Foreign tax withheld	(50,943)
Total Investment Income	1,627,112
Expenses:
Advisory fees	439,743
Internal servicing expense - Class A Shares	652
Internal servicing expense - Class C Shares	661
Internal servicing expense - Class I Shares	1,211
Shareholder reports expense	26,682
Transfer agent fees and expenses	12,804
Registration fees	68,677
Custodian fees	14,084
Professional fees	31,915
Non-interested Trustees’ fees and expenses	1,244
Fund administration fees	6,339
Administrative services fees - Class D Shares	20,451
Administrative services fees - Class S Shares	1,763
Administrative services fees - Class T Shares	23,255
Distribution fees and shareholder servicing fees - Class A Shares	17,575
Distribution fees and shareholder servicing fees - Class C Shares	31,920
Distribution fees and shareholder servicing fees - Class S Shares	1,763
Administrative, networking and omnibus fees - Class A Shares	11,968
Administrative, networking and omnibus fees - Class C Shares	5,234
Administrative, networking and omnibus fees - Class I Shares	22,060
Other expenses	15,248
Total Expenses	755,249
Less: Expense and Fee Offset	(25)
Less: Excess Expense Reimbursement	(28,360)
Net Expenses after Waivers and Expense Offsets	726,864
Net Investment Income	900,248
Net Realized Gain on Investments:
Net realized gain from investment and foreign currency transactions	2,407,133
Net realized gain from written options contracts	120,586
Total Net Realized Gain on Investments	2,527,719
Change in Unrealized Net Appreciation/(Depreciation):
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,242,045
Change in unrealized net appreciation/(depreciation) of written options contracts	(23,106)
Total Change in Unrealized Net Appreciation/(Depreciation)	6,218,939
Net Increase in Net Assets Resulting from Operations	$9,646,906

See Notes to Financial Statements.

14 | MARCH 31, 2014

Statements of Changes in Net Assets

	Janus Global
	Real Estate Fund
For the period ended March 31, 2014 (unaudited) and the year ended September 30, 2013	2014	2013(1)

Operations:
Net investment income	$900,248	$2,184,651
Net realized gain on investments	2,527,719	5,242,192
Change in unrealized net appreciation/(depreciation)	6,218,939	2,129,758
Net Increase in Net Assets Resulting from Operations	9,646,906	9,556,601
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(185,692)	(336,679)
Class C Shares	(73,501)	(106,120)
Class D Shares	(477,546)	(1,399,324)
Class I Shares	(761,676)	(1,489,229)
Class S Shares	(17,824)	(29,569)
Class T Shares	(257,963)	(607,784)
Net Realized Gain from Investment Transactions*
Class A Shares	(597,253)	–
Class C Shares	(275,716)	–
Class D Shares	(1,472,610)	–
Class I Shares	(2,296,498)	–
Class S Shares	(58,445)	–
Class T Shares	(804,528)	–
Net Decrease from Dividends and Distributions to Shareholders	(7,279,252)	(3,968,705)
Capital Share Transactions:
Shares Sold
Class A Shares	3,781,571	8,987,007
Class C Shares	939,061	3,022,497
Class D Shares	2,512,144	30,232,220
Class I Shares	15,702,614	25,019,041
Class S Shares	579,937	895,454
Class T Shares	2,476,515	23,755,584
Reinvested Dividends and Distributions
Class A Shares	770,053	322,791
Class C Shares	246,409	74,845
Class D Shares	1,926,836	1,383,563
Class I Shares	2,193,440	1,305,340
Class S Shares	76,269	29,569
Class T Shares	1,056,345	604,785
Shares Repurchased
Class A Shares	(2,151,588)	(6,749,282)
Class C Shares	(650,578)	(947,613)
Class D Shares	(10,447,869)	(26,803,651)
Class I Shares	(6,897,387)	(16,554,590)
Class S Shares	(281,948)	(301,815)
Class T Shares	(4,921,481)	(14,887,365)
Net Increase from Capital Share Transactions	6,910,343	29,388,380
Net Increase in Net Assets	9,277,997	34,976,276
Net Assets:
Beginning of period	124,577,874	89,601,598
End of period	$133,855,871	$124,577,874

Undistributed Net Investment Loss*	$(1,428,951)	$(554,997)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Values have been adjusted to conform with current year presentation.

See Notes to Financial Statements.

Janus Alternative Fund | 15

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Global Real Estate Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.46	$9.91	$7.60	$9.09	$7.49	$6.50	$8.65
Income from Investment Operations:
Net investment income	0.09	0.25	0.15	0.21	0.16	0.03	0.12
Net gain/(loss) on investments (both realized and unrealized)	0.69	0.64	2.31	(1.50)	1.58	0.96	(2.00)
Total from Investment Operations	0.78	0.89	2.46	(1.29)	1.74	0.99	(1.88)
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.34)	(0.15)	(0.20)	(0.14)	–	(0.27)
Distributions (from capital gains)*	(0.47)	–	–	–	–	–	–
Total Distributions	(0.62)	(0.34)	(0.15)	(0.20)	(0.14)	–	(0.27)
Net Asset Value, End of Period	$10.62	$10.46	$9.91	$7.60	$9.09	$7.49	$6.50
Total Return**	7.79%	9.04%	32.82%	(14.60)%	23.57%	15.23%	(20.87)%
Net Assets, End of Period (in thousands)	$15,887	$13,178	$10,195	$6,625	$6,197	$1,716	$701
Average Net Assets for the Period (in thousands)	$14,099	$11,812	$7,615	$8,323	$3,136	$1,218	$423
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.37%	1.26%	1.54%	1.48%	2.04%	3.14%	6.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.34%	1.26%	1.52%	1.47%	1.57%	1.63%	1.39%
Ratio of Net Investment Income to Average Net Assets***	1.29%	1.61%	1.62%	2.28%	1.82%	2.30%	2.22%
Portfolio Turnover Rate	19%	32%	29%	68%	14%	3%	78%

Class C Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Real Estate Fund
year ended July 31, 2009	2014	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.40	$9.85	$7.56	$9.06	$7.52	$6.53	$8.61
Income from Investment Operations:
Net investment income	0.04	0.18	0.08	0.17	0.10	0.02	0.14
Net gain/(loss) on investments (both realized and unrealized)	0.70	0.61	2.30	(1.52)	1.58	0.97	(2.01)
Total from Investment Operations	0.74	0.79	2.38	(1.35)	1.68	0.99	(1.87)
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.24)	(0.09)	(0.15)	(0.14)	–	(0.21)
Distributions (from capital gains)*	(0.47)	–	–	–	–	–	–
Total Distributions	(0.59)	(0.24)	(0.09)	(0.15)	(0.14)	–	(0.21)
Net Asset Value, End of Period	$10.55	$10.40	$9.85	$7.56	$9.06	$7.52	$6.53
Total Return**	7.52%	8.11%	31.81%	(15.18)%	22.72%	15.16%	(21.06)%
Net Assets, End of Period (in thousands)	$6,811	$6,162	$3,825	$3,531	$1,252	$469	$405
Average Net Assets for the Period (in thousands)	$6,402	$5,387	$3,482	$3,237	$844	$443	$309
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.13%	2.00%	2.37%	2.18%	2.78%	3.48%	6.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.08%	2.00%	2.28%	2.18%	2.32%	2.36%	1.34%(3)
Ratio of Net Investment Income to Average Net Assets***	0.51%	0.90%	0.89%	1.36%	1.04%	1.52%	2.47%
Portfolio Turnover Rate	19%	32%	29%	68%	14%	3%	78%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.26% without the waiver of these fees and expenses.

See Notes to Financial Statements.

16 | MARCH 31, 2014

Class D Shares

For a share outstanding during the period ended March 31, 2014	Janus Global Real Estate Fund
(unaudited) and each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$10.52	$9.99	$7.66	$9.15	$7.64
Income from Investment Operations:
Net investment income	0.06	0.25	0.16	0.22	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.74	0.65	2.34	(1.51)	1.45
Total from Investment Operations	0.80	0.90	2.50	(1.29)	1.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.37)	(0.17)	(0.21)	–
Distributions (from capital gains)*	(0.47)	–	–	–	–
Redemption fees	N/A	N/A	–(2)	0.01	0.01
Total Distributions and Other	(0.62)	(0.37)	(0.17)	(0.20)	0.01
Net Asset Value, End of Period	$10.70	$10.52	$9.99	$7.66	$9.15
Total Return**	8.01%	9.11%	33.21%	(14.41)%	19.76%
Net Assets, End of Period (in thousands)	$33,005	$38,341	$31,503	$15,105	$11,388
Average Net Assets for the Period (in thousands)	$34,179	$44,646	$19,495	$17,244	$4,756
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.17%	1.05%	1.34%	1.34%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.10%	1.05%	1.34%	1.34%	1.43%
Ratio of Net Investment Income to Average Net Assets***	1.39%	1.79%	1.87%	2.34%	2.21%
Portfolio Turnover Rate	19%	32%	29%	68%	14%

Class I Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Global Real Estate Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$10.51	$9.98	$7.66	$9.14	$7.51	$6.52	$8.66
Income from Investment Operations:
Net investment income	0.10	0.23	0.19	0.24	0.16	0.03	0.17
Net gain/(loss) on investments (both realized and unrealized)	0.71	0.68	2.31	(1.51)	1.61	0.96	(2.04)
Total from Investment Operations	0.81	0.91	2.50	(1.27)	1.77	0.99	(1.87)
Less Distributions and Other:
Dividends (from net investment income)*	(0.16)	(0.38)	(0.18)	(0.21)	(0.14)	–	(0.27)
Distributions (from capital gains)*	(0.47)	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(0.63)	(0.38)	(0.18)	(0.21)	(0.14)	–	(0.27)
Net Asset Value, End of Period	$10.69	$10.51	$9.98	$7.66	$9.14	$7.51	$6.52
Total Return**	8.06%	9.27%	33.26%	(14.29)%	23.97%	15.18%	(20.73)%
Net Assets, End of Period (in thousands)	$57,883	$45,983	$34,134	$24,921	$23,199	$12,406	$9,784
Average Net Assets for the Period (in thousands)	$52,372	$39,107	$30,270	$31,267	$17,714	$11,312	$4,284
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.03%	0.96%	1.17%	1.20%	1.74%	2.56%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	0.96%	1.17%	1.20%	1.32%	1.39%	1.26%
Ratio of Net Investment Income to Average Net Assets***	1.62%	1.96%	2.05%	2.47%	2.02%	2.51%	1.98%
Portfolio Turnover Rate	19%	32%	29%	68%	14%	3%	78%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.

See Notes to Financial Statements.

Janus Alternative Fund | 17

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Real Estate Fund
year ended July 31, 2009	2014	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$10.47	$9.93	$7.62	$9.08	$7.50	$6.51	$8.63
Income from Investment Operations:
Net investment income	0.09	0.23	0.14	0.21	0.12	0.02	0.15
Net gain/(loss) on investments (both realized and unrealized)	0.69	0.64	2.32	(1.52)	1.60	0.97	(2.02)
Total from Investment Operations	0.78	0.87	2.46	(1.31)	1.72	0.99	(1.87)
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.33)	(0.15)	(0.15)	(0.14)	–	(0.25)
Distributions (from capital gains)*	(0.47)	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–	–	–	–
Total Distributions and Other	(0.61)	(0.33)	(0.15)	(0.15)	(0.14)	–	(0.25)
Net Asset Value, End of Period	$10.64	$10.47	$9.93	$7.62	$9.08	$7.50	$6.51
Total Return**	7.86%	8.89%	32.69%	(14.67)%	23.32%	15.21%	(20.84)%
Net Assets, End of Period (in thousands)	$1,723	$1,317	$654	$346	$543	$409	$354
Average Net Assets for the Period (in thousands)	$1,414	$1,061	$589	$539	$477	$389	$299
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.47%	1.40%	1.57%	1.62%	2.19%	2.96%	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.44%	1.38%	1.54%	1.62%	1.82%	1.86%	1.29%(4)
Ratio of Net Investment Income to Average Net Assets***	1.19%	1.58%	1.53%	2.22%	1.49%	2.02%	2.51%
Portfolio Turnover Rate	19%	32%	29%	68%	14%	3%	78%

Class T Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Global Real Estate Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010	2009(1)	2009(5)

Net Asset Value, Beginning of Period	$10.52	$9.99	$7.64	$9.12	$7.50	$6.51	$5.80
Income from Investment Operations:
Net investment income	0.07	0.25	0.12	0.27	0.15	0.03	–(6)
Net gain/(loss) on investments (both realized and unrealized)	0.73	0.65	2.37	(1.56)	1.61	0.96	0.71
Total from Investment Operations	0.80	0.90	2.49	(1.29)	1.76	0.99	0.71
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.37)	(0.14)	(0.21)	(0.14)	–	–
Distributions (from capital gains)*	(0.47)	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	0.02	–(3)	–	–
Total Distributions and Other	(0.62)	(0.37)	(0.14)	(0.19)	(0.14)	–	–
Net Asset Value, End of Period	$10.70	$10.52	$9.99	$7.64	$9.12	$7.50	$6.51
Total Return**	8.00%	9.15%	33.08%	(14.33)%	23.86%	15.21%	12.24%
Net Assets, End of Period (in thousands)	$18,547	$19,597	$9,291	$3,180	$2,801	$1	$1
Average Net Assets for the Period (in thousands)	$18,655	$20,814	$5,114	$6,456	$528	$1	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.19%	1.13%	1.31%	1.34%	2.22%	2.54%	6.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.15%	1.13%	1.30%	1.34%	1.58%	1.61%	1.54%
Ratio of Net Investment Income to Average Net Assets***	1.37%	1.76%	1.81%	2.14%	2.39%	2.25%	0.79%
Portfolio Turnover Rate	19%	32%	29%	68%	14%	3%	78%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.76% without the waiver of these fees and expenses.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.
(6)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

18 | MARCH 31, 2014

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Real Estate Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended March 31, 2014. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value

Janus Alternative Fund | 19

Notes to Financial Statements (unaudited) (continued)

determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income quarterly, and realized capital gains (if any) annually.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is

20 | MARCH 31, 2014

reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2014 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” in the Notes to Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative

Janus Alternative Fund | 21

Notes to Financial Statements (unaudited) (continued)

unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the period.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

The significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy include, but are not limited to:

•	Liquidity – changes to the liquidity market can have an impact on venture capital investments if additional cash is needed

•	Market conditions – market conditions may impact revenues, potential customers, the ability to raise cash, and the business climate

•	Company specific news – product development progress, staff changes, etc. may indicate progress or setbacks in development of the company

•	Portfolio manager/analyst commentary – valuation/net present value models, conference feedback, conversations with management, and market overviews add data to be used in fair value reviews

•	Other – grey market trading activity and sector performance can provide fair value price indications

In general, any significant changes in any of those inputs in isolation could result in a significantly lower or higher fair value measurement.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Pricing Committee to determine the fair value of certain, material Level 3 investments for the Fund. The table does not include Level 3 investments with values derived utilizing prices from prior transaction or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

				Range of
	Fair Value at	Valuation	Unobservable	Unobservable	Unobservable	Impact to Valuation from
Asset	March 31, 2014	Technique(s)	Input(s)	Inputs	Input Used	an Increase in Input**

Common Stock
Real Estate Investment Trusts (REITs)	$1,386,764	N/A	Cost	N/A	$1.0000	N/A
			Unrealized gain on partnership investments	N/A	$0.1200	Increase
			Liquidity discount	5% - 10%	$(0.0600)	Decrease

**	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

2.	Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2014 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to

22 | MARCH 31, 2014

additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Fund may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the risk of an

Janus Alternative Fund | 23

Notes to Financial Statements (unaudited) (continued)

unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Fund may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Holdings of the Fund designated to cover outstanding written options are noted on the Schedule of Investments. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value”. Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Fund may recognize due to written call options.

Written option activity for the period ended March 31, 2014 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Real Estate Fund
Options outstanding at September 30, 2013	132	$26,053
Options written	1,552	134,658
Options closed	–	–
Options expired	(1,309)	(120,586)
Options exercised	(375)	(40,125)

Options outstanding at March 31, 2014	–	$–

24 | MARCH 31, 2014

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2014.

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as
hedging instruments	Written options contracts

Janus Global Real Estate Fund
Equity Contracts	$120,586

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as
hedging instruments	Written options contracts

Janus Global Real Estate Fund
Equity Contracts	$(23,106)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statement of Operations is indicative of the Fund’s volumes throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural

Janus Alternative Fund | 25

Notes to Financial Statements (unaudited) (continued)

sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities
The Fund recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statement of Assets and Liabilities.

26 | MARCH 31, 2014

The following table presents gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets
Janus Global Real Estate Fund

		Gross Amounts Offset in the
		Consolidated Statement of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$3,055,385	$–	$(3,055,385)	$–

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing
The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders

Janus Alternative Fund | 27

Notes to Financial Statements (unaudited) (continued)

experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations (if applicable).

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base
Fee (%)
Fund	(annual rate)

Janus Global Real Estate Fund	0.75

For the Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Global Real Estate Fund	FTSE EPRA/NAREIT Global Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began December 2008 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. For the Fund, the Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the cumulative investment record of the FTSE EPRA/NAREIT Developed Index (for periods prior to July 1, 2010) and the FTSE EPRA/NAREIT Global Index (for periods commencing July 1, 2010). The aggregate of the Fund’s performance versus these two benchmark indices, respectively, is used for purposes of calculating the Performance Adjustment. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s

28 | MARCH 31, 2014

Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the period ended March 31, 2014, the Fund recorded a Performance Adjustment as indicated in the table below:

Fund	Performance Adjustment

Janus Global Real Estate Fund	$(35,651)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding

Janus Alternative Fund | 29

Notes to Financial Statements (unaudited) (continued)

accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2015. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Fund	Expense Limit (%)

Janus Global Real Estate Fund	0.97

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of March 31, 2014 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $140,017 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2014.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $259,235 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2014. The Fund’s portion is reported as part of “Other expenses” on the Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2014,

30 | MARCH 31, 2014

Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Real Estate Fund	$3,291

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2014.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended March 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Real Estate Fund	$161

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended March 31, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedule of Investments and Other Information.

As of March 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Fund	% of Class Owned	% of Fund Owned

Janus Global Real Estate Fund - Class A Shares	–	–
Janus Global Real Estate Fund - Class C Shares	–	–
Janus Global Real Estate Fund - Class D Shares	–	–
Janus Global Real Estate Fund - Class I Shares	44%	19%
Janus Global Real Estate Fund - Class S Shares	–	–
Janus Global Real Estate Fund - Class T Shares	–	–

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Janus Alternative Fund | 31

Notes to Financial Statements (unaudited) (continued)

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Global Real Estate Fund	$119,414,548	$19,899,088	$(4,786,975)	$15,112,113

6.	Capital Share Transactions

	Janus Global Real
For the period ended March 31, 2014 (unaudited)	Estate Fund
and the year ended September 30, 2013	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	363,540	851,045
Reinvested dividends and distributions	77,548	31,614
Shares repurchased	(205,946)	(650,673)
Net Increase/(Decrease) in Fund Shares	235,142	231,986
Shares Outstanding, Beginning of Period	1,260,242	1,028,256
Shares Outstanding, End of Period	1,495,384	1,260,242
Transactions in Fund Shares – Class C Shares:
Shares sold	91,319	288,355
Reinvested dividends and distributions	24,940	7,367
Shares repurchased	(62,953)	(91,833)
Net Increase/(Decrease) in Fund Shares	53,306	203,889
Shares Outstanding, Beginning of Period	592,273	388,384
Shares Outstanding, End of Period	645,579	592,273
Transactions in Fund Shares – Class D Shares:
Shares sold	239,333	2,891,707
Reinvested dividends and distributions	192,684	134,969
Shares repurchased	(991,367)	(2,538,601)
Net Increase/(Decrease) in Fund Shares	(559,350)	488,075
Shares Outstanding, Beginning of Period	3,642,835	3,154,760
Shares Outstanding, End of Period	3,083,485	3,642,835
Transactions in Fund Shares – Class I Shares:
Shares sold	1,479,254	2,383,035
Reinvested dividends and distributions	219,784	127,436
Shares repurchased	(659,994)	(1,556,755)
Net Increase/(Decrease) in Fund Shares	1,039,044	953,716
Shares Outstanding, Beginning of Period	4,374,200	3,420,484
Shares Outstanding, End of Period	5,413,244	4,374,200
Transactions in Fund Shares – Class S Shares:
Shares sold	55,368	85,757
Reinvested dividends and distributions	7,673	2,891
Shares repurchased	(26,795)	(28,717)
Net Increase/(Decrease) in Fund Shares	36,246	59,931
Shares Outstanding, Beginning of Period	125,756	65,825
Shares Outstanding, End of Period	162,002	125,756
Transactions in Fund Shares – Class T Shares:
Shares sold	234,539	2,281,090
Reinvested dividends and distributions	105,740	58,968
Shares repurchased	(469,211)	(1,407,192)
Net Increase/(Decrease) in Fund Shares	(128,932)	932,866
Shares Outstanding, Beginning of Period	1,862,738	929,872
Shares Outstanding, End of Period	1,733,806	1,862,738

(1)	Values have been adjusted to conform with current year presentation.

32 | MARCH 31, 2014

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Global Real Estate Fund	$22,817,265	$22,908,531	$–	$–

8.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Fund’s financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2014 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Alternative Fund | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

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including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Alternative Fund | 39

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

40 | MARCH 31, 2014

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

42 | MARCH 31, 2014

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Alternative Fund | 43

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

44 | MARCH 31, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Alternative Fund | 45

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

46 | MARCH 31, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Alternative Fund | 47

Notes

48 | MARCH 31, 2014

Notes

Janus Alternative Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0514-59726	125-24-01400 05-14

semiannual report
March 31, 2014

Janus Global & International Funds

Janus Asia Equity Fund
Janus Emerging Markets Fund
Janus Global Life Sciences Fund
Janus Global Research Fund
Janus Global Select Fund
Janus Global Technology Fund
Janus International Equity Fund
Janus Overseas Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Global & International Funds

Janus Asia Equity Fund (unaudited)

FUND SNAPSHOT We seek to generate strong risk-adjusted returns by investing in stocks with high or expanding profitability at attractive valuations.	Hiroshi Yoh portfolio manager

PERFORMANCE SUMMARY

Janus Asia Equity Fund’s Class I Shares returned 3.76% for the six-month period ended March 31, 2014. The Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned 2.65%.

MARKET ENVIRONMENT

Emerging markets continued their persistent underperformance relative to developed markets during the period. Index heavyweight China weighed the most on the Index’s returns. The world’s second-largest economy showed weakness in exports and industrial production that led to concerns over slowing growth. Foreign investor outflows from the region were also noteworthy, following the Federal Reserve’s (Fed) decision to begin reducing, or tapering, its stimulative bond purchases. Thailand, meanwhile, weighed on the Index’s returns due to political protests that disrupted its economy. Countering the negativity, India and Indonesia had strong gains primarily due to optimism that upcoming elections may lead to more business-friendly policies in both countries. Indonesia also benefited from improvement in its current account deficit, making it less reliant on foreign capital.

PERFORMANCE DISCUSSION

On a country basis, our holdings in Hong Kong, led by econtext Asia, were our largest relative contributors. Econtext, the third-largest payment processor in Japan, rose significantly following its initial public offering (IPO) in December. While we believe the company has strong growth prospects in Japan and emerging Asia, we decided to exit our position following the stock’s strong gains.

Taiwan Semiconductor Manufacturing Co. (TSMC), the Fund’s largest holding as of period end, was another significant individual contributor. The company, the world’s largest contract manufacturer of semiconductor chips, rose on stronger-than-expected orders during its normally weaker beginning of the year period. As a result, the company raised its first-quarter sales forecast, driven by stronger demand for mobile phones. TSMC also raised its profitability outlook for the period. We continue to appreciate the company’s dominant market position and consider its valuation attractive relative to the strong earnings growth we anticipate this year.

Adani Enterprises contributed to the strong relative performance of our industrial and Indian holdings. The Indian power, ports and coal conglomerate benefited from strong relative returns in India’s equity market along with the continued solid growth in port volumes and a favorable electricity regulatory ruling for its key power plants. We sold our position on the stock’s gains.

Detractors were led by Nexon, a developer and distributor of online games. The company reported strong financial results but warned of a slowdown in China, its largest market. We think the company, which we view as a global leader in free-to-play games, will benefit from a strong product pipeline in 2014. We added to our position.

Oil and gas exploration and production firm CNOOC and Industrial & Commercial Bank of China (ICBC) led the underperformance of our Chinese holdings. CNOOC’s shares suffered from lower crude oil prices. Despite its stock’s weak performance, the company continued to build its reserves with new discoveries during the period. CNOOC is also one of the lowest-cost producers in China. We added to our position on the stock’s weakness.

ICBC, China’s largest bank, declined as part of general investor concerns over rising loan defaults negatively impacting the banking sector generally. We believe based on its strong capital base, diversified clientele and dominant market position, ICBC is best able to weather near-term headwinds and longer term will benefit.

During the period, we used swaps to access markets in which we were not trading locally either due to our risk policies or an inability to trade locally. In aggregate, these positions detracted from performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Global & International Funds | 1

Janus Asia Equity Fund (unaudited)

OUTLOOK

While investor sentiment toward emerging markets remains dour, we are constructive on these markets and the superior growth they potentially offer longer term relative to developed markets. We also see reasons for optimism near- to medium-term. Both India and Indonesia have elections that we believe could lead to pro-growth economic policies, while China is beginning to implement significant economic reforms that we feel will be positive for businesses, given the policies’ focus on free markets and reduced role of government in the economy. We also believe that as the Fed finishes its tapering, foreign money outflows that have pressured emerging markets will ease and their significant valuation discount to developed markets will narrow.

Risks remain, of course. The most significant to us are how China manages its credit risk and its slowing economic growth. Since the global financial crisis in 2009, China allowed credit to expand significantly faster than its GDP growth. Beginning in the fourth quarter of 2013, the country began reducing this leverage and as a result lowering market liquidity that pressured Asian markets, a short-term negative, in our view.

We believe the longer term benefits of deflating China’s credit bubble and moving assets from its shadow banking system (trust lending) to bank lending will provide investors more transparency. Additionally, while deleveraging is focused in the government and corporate sectors, China is encouraging more leverage in the consumer sector, which has among the lowest levels of debt globally. The government is seeking to offset reduced fixed investments and exports with higher consumption, which we believe will lead to somewhat slower economic growth, but not a sudden contraction, or a hard landing that many fear. This policy emphasis should increase what is already strong consumption in China. As the largest car market in the world, China continues to see strong year over year sales growth in autos. Despite curbs on gift spending practices by government workers, retail sales have grown 13% over last year.

We are overweight in Hong Kong and China and our largest sector overweight is consumer discretionary, but they are not derived from our macroeconomic views. Rather, they result from our efforts to identify companies with strong fundamentals and attractive valuations to generate outperformance from our investments.

Thank you for your investment in Janus Asia Equity Fund.

2 | MARCH 31, 2014

(unaudited)

Janus Asia Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

econtext Asia, Ltd.	0.63%
Taiwan Semiconductor Manufacturing Co., Ltd.	0.60%
Adani Enterprises, Ltd.	0.43%
Autohome, Inc. (ADR)	0.42%
Louis XIII Holdings, Ltd.	0.39%

5 Bottom Performers – Holdings

Contribution

Nexon Co., Ltd.	–0.44%
CNOOC, Ltd.	–0.36%
Industrial & Commercial Bank of China, Ltd.	–0.29%
CST Mining Group, Ltd.	–0.26%
Central China Real Estate, Ltd.	–0.22%

5 Top Performers – Sectors*

		Fund Weighting	MSCI All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Industrials	0.65%	10.17%	8.87%
Telecommunication Services	0.51%	1.54%	6.09%
Financials	0.50%	28.86%	31.84%
Consumer Discretionary	0.34%	19.69%	10.32%
Consumer Staples	0.19%	4.61%	5.44%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI All Country
	Fund Contribution	(Average % of Equity)	Asia ex-Japan Index Weighting

Materials	–0.41%	6.29%	5.89%
Information Technology	–0.02%	17.35%	20.29%
Other**	0.06%	2.73%	0.00%
Health Care	0.15%	1.58%	1.33%
Utilities	0.17%	2.01%	3.85%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 3

Janus Asia Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Taiwan Semiconductor Manufacturing Co., Ltd. Semiconductor & Semiconductor Equipment	4.6%
Samsung Electronics Co., Ltd. Semiconductor & Semiconductor Equipment	3.4%
Hyundai Motor Co. Automobiles	2.7%
SAIC Motor Corp., Ltd. – Class A Automobiles	2.3%
AIA Group, Ltd. Insurance	2.2%

15.2%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Emerging markets comprised 75.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

4 | MARCH 31, 2014

(unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014				per the January 28, 2014 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Asia Equity Fund – Class A Shares
NAV	3.49%	–0.52%	–0.57%	2.03%	1.37%
MOP	–2.50%	–6.24%	–2.75%

Janus Asia Equity Fund – Class C Shares
NAV	3.10%	–1.21%	–1.22%	2.77%	2.07%
CDSC	2.12%	–2.16%	–1.22%

Janus Asia Equity Fund – Class D Shares(1)	3.60%	–0.39%	–0.44%	1.91%	1.19%

Janus Asia Equity Fund – Class I Shares	3.76%	–0.13%	–0.27%	1.70%	1.10%

Janus Asia Equity Fund – Class S Shares	3.45%	–0.66%	–0.67%	2.21%	1.57%

Janus Asia Equity Fund – Class T Shares	3.68%	–0.33%	–0.46%	2.05%	1.32%

MSCI All Country Asia ex-Japan Index	2.65%	2.79%	0.43%

Morningstar Quartile – Class I Shares	–	3rd	3rd

Morningstar Ranking – based on total return for Pacific/Asia ex-Japan Stock Funds	–	67/104	62/100

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 5

Janus Asia Equity Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 29, 2011
(1)	Closed to new investors.

6 | MARCH 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,034.90	$7.25	$1,000.00	$1,017.80	$7.19	1.43%

Class C Shares	$1,000.00	$1,031.00	$10.94	$1,000.00	$1,014.16	$10.85	2.16%

Class D Shares	$1,000.00	$1,036.00	$6.70	$1,000.00	$1,018.35	$6.64	1.32%

Class I Shares	$1,000.00	$1,037.60	$5.74	$1,000.00	$1,019.30	$5.69	1.13%

Class S Shares	$1,000.00	$1,034.50	$7.10	$1,000.00	$1,017.95	$7.04	1.40%

Class T Shares	$1,000.00	$1,036.80	$6.30	$1,000.00	$1,018.75	$6.24	1.24%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 7

Janus Asia Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 96.2%
Airlines – 1.0%
198,100	AirAsia Bhd	$154,766
Auto Components – 1.6%
857	Hyundai Mobis	253,741
Automobiles – 7.0%
79,200	Astra International Tbk PT	51,440
170,000	Geely Automobile Holdings, Ltd.	66,849
1,856	Hyundai Motor Co.	437,876
163,300	SAIC Motor Corp., Ltd. – Class Aß	363,735
126,000	Yulon Motor Co., Ltd.	208,138

		1,128,038
Beverages – 0.5%
219,900	LT Group, Inc.	85,592
Capital Markets – 0.8%
77,800	CITIC Securities Co., Ltd. – Class Aß	131,752
Chemicals – 1.0%
704	LG Chem, Ltd.	168,076
Commercial Banks – 13.4%
30,500	Bangkok Bank PCL (NVDR)	167,877
255,800	Bank Mandiri Persero Tbk PT	212,885
334,000	China Construction Bank Corp.	233,825
204,900	China Construction Bank Corp. – Class Aß	131,811
245,309	CTBC Financial Holding Co., Ltd.	153,469
19,000	DBS Group Holdings, Ltd.	244,299
6,860	Hana Financial Group, Inc.	250,826
6,856	ICICI Bank, Ltd.	142,947
543,000	Industrial & Commercial Bank of China, Ltd.	333,936
45,957	Metropolitan Bank & Trust Co.	79,286
4,860	Shinhan Financial Group Co., Ltd.	214,701

		2,165,862
Construction & Engineering – 1.0%
154,300	Louis XIII Holdings, Ltd.*	168,896
Construction Materials – 1.1%
158,000	BBMG Corp.	123,038
23,800	Indocement Tunggal Prakarsa Tbk PT	48,994

		172,032
Diversified Telecommunication Services – 0.8%
102,000	China Unicom Hong Kong, Ltd.	134,136
Electrical Equipment – 0.6%
272,000	Shanghai Electric Group Co., Ltd.	96,438
Electronic Equipment, Instruments & Components – 4.2%
9,500	AAC Technologies Holdings, Inc.	49,176
40,000	Chroma ATE, Inc.	95,370
60,100	Hon Hai Precision Industry Co., Ltd.	170,333
70,439	WT Microelectronics Co., Ltd.	90,333
105,600	Zhen Ding Technology Holding, Ltd.	270,849

		676,061
Energy Equipment & Services – 0.6%
21,000	Poly Culture Group Corp., Ltd.*	91,919
Food & Staples Retailing – 0.6%
357,000	Beijing Jingkelong Co., Ltd.	100,339
Food Products – 2.5%
206,000	Golden Agri-Resources, Ltd.	94,187
37,080	San Miguel Pure Foods Co., Inc.	220,133
56,000	Want Want China Holdings, Ltd.	83,607

		397,927
Health Care Providers & Services – 0.5%
26,800	Sinopharm Group Co., Ltd.	73,424
Hotels, Restaurants & Leisure – 1.1%
57,000	Genting Bhd	174,632
Independent Power and Renewable Electricity Producers – 1.5%
96,000	China Resources Power Holdings Co., Ltd.	250,016
Industrial Conglomerates – 3.2%
18,000	Hutchison Whampoa, Ltd.	238,335
22,000	Keppel Corp., Ltd.	190,506
171,500	Shun Tak Holdings, Ltd.	88,223

		517,064
Insurance – 4.6%
74,400	AIA Group, Ltd.	352,993
82,400	China Pacific Insurance Group Co., Ltd. – Class Aß	209,379
767	Samsung Fire & Marine Insurance Co., Ltd.	172,664

		735,036
Internet Software & Services – 2.4%
122	NAVER Corp.	88,757
3,300	Tencent Holdings, Ltd.	229,536
2,284	Youku Tudou, Inc. (ADR)*	64,043

		382,336
Marine – 1.0%
120,000	China Shipping Development Co., Ltd.	68,383
144,411	First Steamship Co., Ltd.	87,500

		155,883
Metals & Mining – 4.2%
80,000	Baoshan Iron & Steel Co., Ltd. – Class Aß	49,534
11,432,000	CST Mining Group, Ltd.*	82,538
89,221	Hindustan Zinc, Ltd.	192,591
10,011	Iluka Resources, Ltd.	91,986
943	POSCO	262,363

		679,012
Multiline Retail – 2.0%
1,000	Hyundai Department Store Co., Ltd.	133,471
94,000	Lifestyle International Holdings, Ltd.	191,241

		324,712
Oil, Gas & Consumable Fuels – 4.9%
124,400	China Petroleum & Chemical Corp.	111,308
69,000	China Shenhua Energy Co., Ltd.	199,270
223,000	China Suntien Green Energy Corp., Ltd.	73,890
153,000	CNOOC, Ltd.	230,004
11,428	Reliance Industries, Ltd.	178,123

		792,595
Pharmaceuticals – 1.4%
33,846	Strides Arcolab, Ltd.	219,377

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

8 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Real Estate Investment Trusts (REITs) – 1.2%
81,079	AIMS AMP Capital Industrial REIT	$86,391
149,182	Religare Health Trust	100,831

		187,222
Real Estate Management & Development – 8.0%
292,000	Central China Real Estate, Ltd.	76,423
3,310,000	Century Properties Group, Inc.	104,901
6,000	Cheung Kong Holdings, Ltd.	99,481
4,880,000	CSI Properties, Ltd.	173,021
71,233	DLF, Ltd.	210,484
92,500	IJM Land Bhd	83,885
479,000	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	239,614
947,250	Siam Future Development PCL	162,110
12,000	Sun Hung Kai Properties, Ltd.	146,977

		1,296,896
Road & Rail – 1.8%
274,400	Daqin Railway Co., Ltd. – Class Aß	294,788
Semiconductor & Semiconductor Equipment – 10.7%
13,000	MediaTek, Inc.	191,905
432	Samsung Electronics Co., Ltd.	545,329
7,020	SK Hynix, Inc.*	237,541
193,000	Taiwan Semiconductor Manufacturing Co., Ltd.	751,084

		1,725,859
Software – 2.6%
1,072	NCSoft Corp.	219,660
23,800	Nexon Co., Ltd.	200,639

		420,299
Specialty Retail – 4.6%
317,000	Baoxin Auto Group, Ltd.#	269,333
83,600	Chow Tai Fook Jewellery Group, Ltd.	131,711
38,000	L’Occitane International SA	93,674
155,291	PC Jeweller, Ltd.	251,992

		746,710
Textiles, Apparel & Luxury Goods – 3.2%
62,000	Li & Fung, Ltd.	91,605
88,500	Samsonite International SA	273,842
257,000	Sitoy Group Holdings, Ltd.	146,454

		511,901
Tobacco – 0.6%
16,850	ITC, Ltd.	99,565

Total Common Stock (cost $15,689,174)		15,512,902

Preferred Stock – 1.1%
Semiconductor & Semiconductor Equipment – 1.1%
168	Samsung Electronics Co., Ltd. (cost $157,922)	166,910

Money Market – 2.4%
395,000	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $395,000)	395,000

Investment Purchased with Cash Collateral From Securities Lending – 0.9%
150,300	Janus Cash Collateral Fund LLC, 0.0579%°°,£ (cost $150,300)	150,300

Total Investments (total cost $16,392,396) – 100.6%		16,225,112

Liabilities, net of Cash, Receivables and Other Assets† – (0.6)%		(96,436)

Net Assets – 100%		$16,128,676

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

China	$4,139,892	25.5%
South Korea	3,151,915	19.4
Hong Kong	2,424,931	15.0
Taiwan	2,018,981	12.4
India	1,295,079	8.0
Singapore	716,214	4.4
United States††	545,300	3.4
Philippines	489,912	3.0
Malaysia	413,283	2.6
Thailand	329,987	2.0
Indonesia	313,319	1.9
Japan	200,639	1.2
France	93,674	0.6
Australia	91,986	0.6

Total	$16,225,112	100.0%

††	Includes all Cash Equivalents.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 9

Janus Emerging Markets Fund (unaudited)

FUND SNAPSHOT We seek to generate strong risk-adjusted returns by investing in stocks with high or expanding profitability at attractive valuations.	Hiroshi Yoh lead co-portfolio manager	Wahid Chammas co-portfolio manager

PERFORMANCE

Janus Emerging Markets Fund’s Class I Shares returned 4.08% for the six-month period ended March 31, 2014. The Fund’s benchmark, the MSCI Emerging Markets Index, returned 1.39%.

MARKET ENVIRONMENT

Emerging markets continued their persistent underperformance relative to developed markets during the period. Index heavyweight China was among countries weighing on the Index’s returns. The world’s second-largest economy showed weakness in exports and industrial production that led to concerns over slowing growth. Foreign investor outflows from emerging markets were also noteworthy, following the Federal Reserve’s (Fed) decision to begin reducing, or tapering, its stimulative bond purchases. Late in the period, Russia’s annexation of Crimea from Ukraine heightened geopolitical tensions and served as another blow to investor sentiment. Russia weighed the most on the Index’s returns. Meanwhile, Brazil continued to suffer from a weak economy and market disappointment over government policies. Countering the negativity, India and Indonesia had strong gains primarily due to optimism that upcoming elections may lead to more business-friendly policies in both countries. Indonesia also benefited from improvement in its current account deficit, making it less reliant on foreign capital.

PERFORMANCE DISCUSSION

Information technology holdings Taiwan Semiconductor Manufacturing Co. (TSMC) and econtext Asia were our two largest contributors during the period.

TSMC, the Fund’s largest holding as of period end, is the world’s leading contract manufacturer of semiconductor chips. The stock rose on stronger-than-expected orders during its normally weaker beginning-of-the-year period. As a result, the company raised its first-quarter sales forecast, driven by stronger demand for mobile phones. TSMC also raised its profitability outlook for the period. We continue to appreciate the company’s dominant market position and consider its valuation attractive relative to the strong earnings growth we anticipate this year.

Hong Kong-based econtext, the third-largest payment processor in Japan, rose significantly following its initial public offering (IPO) in December. While we believe the company has strong growth prospects in Japan and emerging Asia, we decided to exit our position following the stock’s strong gains.

Adani Enterprises contributed to the strong relative performance of our industrial and Indian holdings. The Indian power, ports and coal conglomerate benefited from strong relative returns in India’s equity market along with the continued solid growth in port volumes and a favorable electricity regulatory ruling for its key power plants. We sold our position on the stock’s gains.

Two of the Fund’s largest detractors were Russian related. Sberbank of Russia, Russia’s largest bank and the Fund’s most significant individual detractor, suffered as a proxy for the broader Russian market, which sold off over the Ukraine crisis. We added to our position. The company’s fundamentals remained strong, as evidenced by higher-than-expected growth and profitability in its latest quarter. Also noteworthy was significant deposit growth month over month in March, indicating, perhaps, a flight to quality from smaller banks. Given the environment, Sberbank traded at a significant discount to global peers, which we believe will slowly diminish long-term as geopolitical tensions ease.

TCS Group Holding, another detractor, is a financial company that specializes in consumer finance in Russia. The company has a cost-effective business model for identifying creditworthy customers, in our view. TCS reported financial results during the period that topped market estimates for the year and the quarter. However, its fundamentals were overwhelmed by the Ukraine crisis and by concerns over potential loan losses and funding weakness.

10 | MARCH 31, 2014

(unaudited)

Brazilian integrated energy giant Petroleo Brasileiro (Petrobras) also weighed on performance. Petrobras suffered from the Brazilian government’s lack of transparency in pricing the company’s refined products. We believe the government will eventually allow Petrobras to charge higher prices, so the company can generate necessary funding for its developmental efforts and to better manage its debt. We consider the stock’s valuation to be inexpensive and the company’s growth profile attractive based on its deep reserves.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

While investor sentiment toward emerging markets remains dour, we are constructive on these markets and the superior growth they potentially offer longer-term relative to developed markets. We also see reasons for optimism near- to medium-term. Both India and Indonesia have elections that we believe could lead to pro-growth economic policies, while China is beginning to implement significant economic reforms that we feel will be positive for businesses, given the policies’ focus on free markets and reduced role of government in the economy. We also believe that as the Fed finishes its tapering, foreign money outflows that have pressured emerging markets will ease and their significant valuation discount to developed markets will narrow.

Risks remain, of course. The most significant to us are how China manages its credit risk and its slowing economic growth. Since the global financial crisis in 2009, China allowed credit to expand significantly faster than its GDP growth. Beginning in the fourth quarter of 2013, the country began reducing this leverage and as a result lowering market liquidity that pressured Asian markets, a short-term negative, in our view.

We believe the longer-term benefits of deflating China’s credit bubble and moving assets from its shadow banking system (trust lending) to bank lending will provide investors more transparency. Additionally, while deleveraging is focused in the government and corporate sectors, China is encouraging more leverage in the consumer sector, which has among the lowest levels of debt globally. The government is seeking to offset reduced fixed investments and exports with higher consumption, which we believe will lead to somewhat slower economic growth, but not a sudden contraction, or a hard landing that many fear. This policy emphasis should increase what is already strong consumption in China. As the largest car market in the world, China continues to see strong year over year sales growth in autos. Despite curbs on gift spending practices by government workers, retail sales have grown 13% over last year.

Our largest country weighting is in China and our largest sector overweight is consumer discretionary, but they are not derived from our macroeconomic views. Rather, they result from our efforts to identify companies with strong fundamentals and attractive valuations to generate outperformance from our investments.

Thank you for your investment in Janus Emerging Markets Fund.

Janus Global & International Funds | 11

Janus Emerging Markets Fund (unaudited)

Janus Emerging Markets Fund At A Glance

5 Top Performers – Holdings

Contribution

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	0.76%
econtext Asia, Ltd.	0.63%
Adani Enterprises, Ltd.	0.58%
Orascom Development Holding AG	0.57%
Louis XIII Holdings, Ltd.	0.53%

5 Bottom Performers – Holdings

Contribution

Sberbank of Russia (ADR)	–0.44%
Petroleo Brasileiro SA (ADR)	–0.40%
TCS Group Holding PLC (GDR)	–0.39%
Nexon Co., Ltd.	–0.39%
Brasil Pharma SA	–0.26%

5 Top Performers – Sectors*

			MSCI
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Discretionary	1.03%	20.60%	8.95%
Telecommunication Services	0.69%	0.83%	7.29%
Materials	0.53%	5.70%	9.63%
Health Care	0.51%	1.85%	1.67%
Industrials	0.50%	8.90%	6.41%

5 Bottom Performers – Sectors*

			MSCI
		Fund Weighting	Emerging Markets
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Financials	–0.21%	31.47%	26.72%
Utilities	–0.20%	0.22%	3.35%
Energy	0.06%	6.08%	11.32%
Other**	0.18%	2.20%	0.00%
Consumer Staples	0.23%	5.41%	8.53%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

12 | MARCH 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) Semiconductor & Semiconductor Equipment	4.7%
Samsung Electronics Co., Ltd. Semiconductor & Semiconductor Equipment	3.3%
Samsonite International SA Textiles, Apparel & Luxury Goods	2.2%
Hyundai Motor Co. Automobiles	2.2%
Sberbank of Russia (ADR) Commercial Banks	2.1%

14.5%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Emerging markets comprised 79.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

Janus Global & International Funds | 13

Janus Emerging Markets Fund (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014				per the January 28, 2014 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Emerging Markets Fund – Class A Shares
NAV	3.86%	0.91%	–4.35%	1.81%	1.46%
MOP	–2.09%	–4.92%	–6.08%

Janus Emerging Markets Fund – Class C Shares
NAV	3.61%	0.39%	–4.95%	2.54%	2.17%
CDSC	2.61%	–0.60%	–4.95%

Janus Emerging Markets Fund – Class D Shares(1)	3.99%	1.29%	–4.22%	1.64%	1.26%

Janus Emerging Markets Fund – Class I Shares	4.08%	1.38%	–4.09%	1.50%	1.14%

Janus Emerging Markets Fund – Class S Shares	3.93%	0.99%	–4.35%	1.97%	1.64%

Janus Emerging Markets Fund – Class T Shares	3.94%	1.12%	–4.22%	1.70%	1.39%

MSCI Emerging Markets IndexSM	1.39%	–1.43%	–1.36%

Morningstar Quartile – Class I Shares	–	1st	4th

Morningstar Ranking – based on total return for Diversified Emerging Markets Funds	–	156/646	375/440

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

14 | MARCH 31, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective February 12, 2014, Hiroshi Yoh and Wahid Chammas are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

Janus Global & International Funds | 15

Janus Emerging Markets Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,038.60	$8.23	$1,000.00	$1,016.85	$8.15	1.62%

Class C Shares	$1,000.00	$1,034.80	$11.77	$1,000.00	$1,013.36	$11.65	2.32%

Class D Shares	$1,000.00	$1,039.90	$6.87	$1,000.00	$1,018.20	$6.79	1.35%

Class I Shares	$1,000.00	$1,040.80	$6.05	$1,000.00	$1,019.00	$5.99	1.19%

Class S Shares	$1,000.00	$1,039.30	$7.27	$1,000.00	$1,017.80	$7.19	1.43%

Class T Shares	$1,000.00	$1,039.40	$7.12	$1,000.00	$1,017.95	$7.04	1.40%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

16 | MARCH 31, 2014

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Common Stock – 96.0%
Airlines – 0.9%
359,400	AirAsia Bhd	$280,781
Auto Components – 1.4%
1,491	Hyundai Mobis	441,456
Automobiles – 5.4%
164,000	Astra International Tbk PT	106,517
335,000	Geely Automobile Holdings, Ltd.	131,732
2,883	Hyundai Motor Co.	680,170
221,500	SAIC Motor Corp., Ltd. – Class Aß	493,370
163,157	Yulon Motor Co., Ltd.	269,517

		1,681,306
Beverages – 1.1%
20,900	Fomento Economico Mexicano SAB de CV	194,697
396,721	LT Group, Inc.	154,417

		349,114
Capital Markets – 2.7%
30,973	Atlas Mara Co-Nvest, Ltd.*	353,092
143,000	CITIC Securities Co., Ltd. – Class Aß	242,167
20,800	Grupo BTG Pactual	263,060

		858,319
Commercial Banks – 14.6%
23,000	Bangkok Bank PCL (NVDR)	126,596
480,200	Bank Mandiri Persero Tbk PT	399,638
147,573	BBVA Banco Continental SA	270,053
373,500	China Construction Bank Corp. – Class Aß	240,270
31,079	Grupo Financiero Santander Mexico SAB de CV (ADR)	381,961
8,497	ICICI Bank, Ltd. (ADR)	372,169
578,000	Industrial & Commercial Bank of China, Ltd.	355,461
44,636	Itau Unibanco Holding SA (ADR)	663,291
78,828	Metropolitan Bank & Trust Co.	135,995
6,295	OTP Bank PLC	120,648
69,424	Sberbank of Russia (ADR)	674,801
8,542	Shinhan Financial Group Co., Ltd.	377,361
30,632	TCS Group Holding PLC (GDR)	248,119
35,247	Turkiye Halk Bankasi A/S	218,357

		4,584,720
Construction & Engineering – 1.1%
320,600	Louis XIII Holdings, Ltd.*	350,927
Construction Materials – 1.1%
185,000	BBMG Corp.	144,064
7,836	Cemex SAB de CV (ADR)*	98,969
49,900	Indocement Tunggal Prakarsa Tbk PT	102,722

		345,755
Distributors – 0.9%
16,127	Imperial Holdings, Ltd.	289,023
Diversified Consumer Services – 1.6%
81,300	Anhanguera Educacional Participacoes SA	501,741
Diversified Financial Services – 2.7%
65,400	BM&FBovespa SA	324,333
10,327,703	Bolsa de Valores de Colombia	113,683
121,412	FirstRand, Ltd.	416,712

		854,728
Electronic Equipment, Instruments & Components – 3.0%
111,000	Chroma ATE, Inc.	264,650
59,000	Hon Hai Precision Industry Co., Ltd.	167,215
138,000	WT Microelectronics Co., Ltd.	176,976
130,100	Zhen Ding Technology Holding, Ltd.	333,688

		942,529
Energy Equipment & Services – 0.6%
41,400	Poly Culture Group Corp., Ltd.*	181,211
Food & Staples Retailing – 2.8%
43,900	Brasil Pharma SA	74,505
170,170	Robinsons Retail Holdings, Inc.	258,259
23,479	Shoprite Holdings, Ltd.	355,377
11,057	X5 Retail Group NV (GDR)	173,264

		861,405
Food Products – 1.6%
35,357	AVI, Ltd.	190,029
50,610	San Miguel Pure Foods Co., Inc.	300,457

		490,486
Hotels, Restaurants & Leisure – 2.8%
86,000	Genting Bhd	263,480
45,000	Melco International Development, Ltd.	150,845
12,684	Orascom Development Holding AG	203,076
158,000	Shangri-La Asia, Ltd.	258,706

		876,107
Independent Power and Renewable Electricity Producers – 0.5%
64,000	China Resources Power Holdings Co., Ltd.	166,677
Industrial Conglomerates – 1.6%
964,000	Shun Tak Holdings, Ltd.	495,901
Information Technology Services – 0.5%
4,494	QIWI PLC (ADR)	155,717
Insurance – 2.8%
24,100	BB Seguridade Participacoes SA	266,763
72,400	China Pacific Insurance Group Co., Ltd. – Class Aß	183,969
1,907	Samsung Fire & Marine Insurance Co., Ltd.	429,294

		880,026
Internet Software & Services – 1.6%
232	NAVER Corp.	168,783
2,900	Tencent Holdings, Ltd.	201,713
4,503	Youku Tudou, Inc. (ADR)*	126,264

		496,760
Marine – 0.4%
232,000	China Shipping Development Co., Ltd.	132,207
Metals & Mining – 2.8%
43,718	Grupo Mexico SAB de CV	138,075
152,589	Hindustan Zinc, Ltd.	329,376
15,504	Iluka Resources, Ltd.†	142,459
58,521	London Mining PLC*	65,845
14,167	Vale SA (ADR)	195,930

		871,685
Multiline Retail – 1.1%
131,000	Lifestyle International Holdings, Ltd.	266,516
10,204	SACI Falabella	89,818

		356,334

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 17

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Oil, Gas & Consumable Fuels – 6.8%
20,361	Africa Oil Corp.*	$136,577
176,600	China Petroleum & Chemical Corp.	158,014
47,000	China Shenhua Energy Co., Ltd.	135,735
225,000	China Suntien Green Energy Corp., Ltd.	74,552
97,000	CNOOC, Ltd.	145,820
11,547	Cobalt International Energy, Inc.*	211,541
52,119	Ophir Energy PLC*	208,504
29,436	Pacific Rubiales Energy Corp.	530,237
25,380	Petroleo Brasileiro SA (ADR)†	333,747
11,875	Reliance Industries, Ltd.	185,090

		2,119,817
Pharmaceuticals – 0.8%
40,470	Strides Arcolab, Ltd.	262,311
Real Estate Investment Trusts (REITs) – 3.3%
304,200	Concentradora Fibra Hotelera Mexicana SA de CV	513,587
225,858	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	266,113
374,000	Religare Health Trust	252,783

		1,032,483
Real Estate Management & Development – 4.3%
460,000	Central China Real Estate, Ltd.	120,392
6,590,000	CSI Properties, Ltd.	233,649
124,378	DLF, Ltd.	367,521
25,102	Etalon Group, Ltd. (GDR)	97,647
486,000	Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	243,116
13,900	Multiplan Empreendimentos Imobiliarios SA	296,688

		1,359,013
Road & Rail – 2.4%
387,600	Daqin Railway Co., Ltd. – Class Aß	416,399
30,251	Globaltrans Investment PLC (GDR)	349,096

		765,495
Semiconductor & Semiconductor Equipment – 9.8%
11,000	MediaTek, Inc.	162,381
824	Samsung Electronics Co., Ltd.	1,040,165
11,910	SK Hynix, Inc.*	403,008
72,978	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,461,020

		3,066,574
Software – 2.3%
8,110	Linx SA	159,483
1,027	NCSoft Corp.	210,439
41,500	Nexon Co., Ltd.†	349,855

		719,777
Specialty Retail – 4.6%
448,500	Baoxin Auto Group, Ltd.#	381,060
104,800	Chow Tai Fook Jewellery Group, Ltd.	165,112
71,750	L’Occitane International SA	176,870
250,183	PC Jeweller, Ltd.	405,974
30,300	Via Varejo SA	317,225

		1,446,241
Textiles, Apparel & Luxury Goods – 4.8%
235,000	China Lilang, Ltd.	167,851
13,613	Cie Financiere Richemont SA	130,694
102,000	Li & Fung, Ltd.	150,706
225,000	Samsonite International SA	696,208
625,000	Sitoy Group Holdings, Ltd.	356,162

		1,501,621
Tobacco – 0.5%
27,195	ITC, Ltd.	160,693
Transportation Infrastructure – 0.8%
13,021	Celebi Hava Servisi A/S	98,930
345,630	Prumo Logistica SA	152,361

		251,291

Total Common Stock (cost $30,654,622)		30,130,231

Corporate Bond – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
$110,000	Niko Resources, Ltd., 7.0000%, 12/31/17 (144A) (cost $110,594)	49,760

Preferred Stock – 1.3%
Chemicals – 0.8%
1,921	LG Chem, Ltd.	268,135
Semiconductor & Semiconductor Equipment – 0.5%
153	Samsung Electronics Co., Ltd.	152,008

Total Preferred Stock (cost $321,950)		420,143

Warrant – 0.1%
Capital Markets – 0.1%
27,518	Atlas Mara Co-Nvest, Ltd. expires 12/17/17 (144A),* (cost $275)	41,277

Money Market – 0.4%
137,000	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $137,000)	137,000

Investment Purchased with Cash Collateral From Securities Lending – 1.0%
301,500	Janus Cash Collateral Fund LLC, 0.0579%°°,£ (cost $301,500)	301,500

Total Investments (total cost $31,525,941) – 99.0%		31,079,911

Cash, Receivables and Other Assets, net of Liabilities† – 1.0%		317,298

Net Assets – 100%		$31,397,209

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

18 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

China	$4,198,928	13.5%
South Korea	4,170,819	13.4
Brazil	3,549,127	11.4
Hong Kong	3,367,848	10.8
Taiwan	2,835,447	9.1
India	2,083,134	6.7
Russia	1,698,644	5.5
Mexico	1,327,289	4.3
South Africa	1,251,141	4.0
Philippines	849,128	2.7
Canada	716,574	2.3
United States††	650,041	2.1
Indonesia	608,877	2.0
Turkey	583,400	1.9
Malaysia	544,261	1.7
Virgin Islands (British)	394,369	1.3
Japan	349,855	1.1
Switzerland	333,770	1.1
United Kingdom	274,349	0.9
Peru	270,053	0.9
Singapore	252,783	0.8
France	176,870	0.6
Australia	142,459	0.4
Thailand	126,596	0.4
Hungary	120,648	0.4
Colombia	113,683	0.4
Chile	89,818	0.3

Total	$31,079,911	100.0%

††	Includes Cash Equivalents of 1.4%.

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value	(Depreciation)

Credit Suisse International:
Australian Dollar 5/8/14	145,600	$134,653	$(3,188)
Japanese Yen 5/8/14	33,300,000	322,742	4,442

Total		$457,395	$1,254

Total Return Swap outstanding at March 31, 2014

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Appreciation

Credit Suisse International	$138,028	1 month USD LIBOR plus 75 basis points	Moscow Exchange	12/15/15	$25,123

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 19

Janus Global Life Sciences Fund (unaudited)

FUND SNAPSHOT
We take a global approach to identify high-quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.
Andy Acker portfolio manager

PERFORMANCE OVERVIEW

Janus Global Life Sciences Fund’s Class T Shares returned 18.00% over the six-month period ended March 31, 2014, significantly ahead of its primary benchmark, the S&P 500 Index, which returned 12.51%. The Fund also outperformed the MSCI World Health Care Index, the Fund’s secondary benchmark, which returned 15.20% during the period.

INVESTMENT ENVIRONMENT

Despite weakness late in the period for the previously market-leading biotechnology sector, health care stocks managed solid gains to lead global indices higher. Pharmaceuticals provided most of the lift thanks to an active merger and acquisition (M&A) environment, particularly for specialty pharmaceutical stocks in tax-advantaged transactions. The period was marked by a number of major drug launches which demonstrated strong prescription trends. Additionally, public health exchanges created through the Affordable Care Act became operational during the period and signed up 7 million people, overcoming earlier website issues. The initial public offering (IPO) market also accelerated, signaling continued enthusiasm for the biotechnology sector. However, the selling pressure late in the period could lead to the IPO market cooling. While the rush of equity offerings created sometimes frothy market conditions, it should provide research and development funding for many developmental-stage companies to last for the next few years.

PERFORMANCE DISCUSSION

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceutical, health care service and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the most compelling investment ideas across the globe. Our primary focus remains on companies that are addressing high unmet medical needs and those that we believe can make the health care system more efficient.

One of our top contributors during the period, Puma Biotechnology, is an example of our focus on companies addressing high unmet medical needs. Puma, a new holding, rose significantly after the company reported surprisingly strong data from a mid-stage clinical trial of its oral breast cancer drug, Neratinib. The stock was also driven by growing expectations the drug could have applications for other cancers besides breast cancer. We think Neratinib has significant sales potential in both breast cancer and other tumor types. Importantly, we think the company’s development efforts to reduce a key side effect of the drug should enhance its market acceptance.

Puma is an example of our investments in emerging growth companies, or those characterized by a new product cycle that we feel can drive earnings acceleration. Emerging growth companies typically represent 20% to 30% of the portfolio. About half of the portfolio is invested in core growth companies, characterized by dominant franchises that should generate strong, consistent free cash flow growth. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term issues that should resolve over time.

Two other top contributors, Forest Laboratories and Jazz Pharmaceuticals, were beneficiaries of the period’s heightened M&A activity involving specialty pharmaceutical companies. Forest received a buyout offer from Actavis, which is also held in the Fund. Notably, both Forest’s and Actavis’ stocks rose significantly on news of the deal, which we feel validates the accretion potential. We believe Actavis will be able to take advantage of cost-cutting and cross sell opportunities, leverage its Irish tax structure, and expand its presence into branded pharmaceuticals as a result of the acquisition.

Ireland-based Jazz’s low corporate tax rate was also viewed as a potential catalyst for M&A, and indeed the company announced a significant acquisition late in 2013

20 | MARCH 31, 2014

(unaudited)

that we feel could be highly accretive. Additionally, Jazz reported strong earnings growth and significant sales momentum for its key drug, Xyrem, which is primarily used to treat a sleep disorder called narcolepsy. We think Xyrem has greater growth potential than the market expects based on better patient identification methods and sustained pricing power. We also appreciate management’s history of creating value for shareholders through effective capital deployment.

Individual detractors were led by Aegerion Pharmaceuticals, which enjoyed significant gains in 2013, but declined due to market concerns about future competition from another class of cholesterol-lowering drugs. The stock also suffered from concerns that the tolerability of its drug, Juxtapid, could lead to a higher dropout rate. Even taking those factors into consideration, we believe the potential of the drug is still underappreciated by the market.

Stemline Therapeutics, another top detractor, traded lower despite reporting positive mid-stage trial data for a brain cancer treatment. The clinical-stage company, which focuses on developing novel oncology therapeutics that target cancer stem cells and tumor bulk, suffered from profit taking after a strong run earlier in the year. The company also filed to issue more stock, then pulled the filing after the stock price declined. Stemline’s drug candidates have demonstrated single agent activity, including multiple complete responses (i.e., disappearance of all signs of cancer) in studies of advanced cancer patients. We continue to see underappreciated sales potential for the company’s pipeline products, especially for advanced hematological cancers.

Pharmacyclics, which also weighed on performance, received approval for its cancer drug Imbruvica during the period. However, concerns over the pace of the drug’s launch, future competition and its potential market size weighed on the shares near period end. We consider Imbruvica a highly effective and well-tolerated oral maintenance treatment for chronic lymphocytic leukemia (CLL), a relatively common form of leukemia. We believe the market potential is underappreciated and added to our position on the stock’s weakness.

The Fund continued with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

While we continue to find promising investment opportunities and remain optimistic for the health sector longer term and our holdings in particular, there were some headwinds that emerged late in the period. Most notably, questions arose about pricing for innovative drugs, sparked by a letter from three Democratic members of the House Energy and Commerce Committee to Gilead Sciences about its hepatitis C drug Sovaldi.

Drug pricing has been an issue on and off in the United States for the past 20 years, but the U.S. historically has come out on the side of free markets. We think it is likely this trend will continue in the future. We believe pricing pressure will more likely be focused on products that lack differentiation from currently available treatments. This is why companies addressing high unmet medical needs with novel products remain a key theme for the Fund.

The recent M&A trend in specialty pharmaceuticals also came under attack through an Obama administration proposal targeting tax inversions, a maneuver that allows U.S. companies to lower their tax rates by legally reincorporating into a new country by acquiring a smaller foreign corporation. The Obama proposal would raise the foreign ownership threshold to complete such deals. While we don’t think any changes are imminent, we will continue to monitor these developments out of Washington carefully.

Investor interest in tax-advantaged deals has been undeniable. As we saw in Actavis’ acquisition of Forest, both the acquirer and the acquisition target’s stocks rose after deal announcements as investors appreciated the potential synergies. We believe cost-cutting opportunities, revenue synergies from cross-selling products, improved diversification and favored tax structures are all levers for value creation. Given the consolidation of major drug purchasing groups (pressuring smaller drug sellers), the fragmented nature of the industry, and continued low interest rates, we believe the M&A trend should continue in specialty pharmaceuticals. From an investment standpoint, we believe companies with attractive drugs and those that can make accretive acquisitions both offer compelling opportunities.

Thank you for your continued investment in Janus Global Life Sciences Fund.

Janus Global & International Funds | 21

Janus Global Life Sciences Fund (unaudited)

Janus Global Life Sciences Fund At A Glance

5 Top Performers – Holdings

Contribution

Forest Laboratories, Inc.	1.20%
Puma Biotechnology, Inc.	1.08%
Jazz Pharmaceuticals PLC	0.79%
Relypsa, Inc.	0.72%
Incyte Corp., Ltd.	0.68%

5 Bottom Performers – Holdings

Contribution

Aegerion Pharmaceuticals, Inc.	–0.70%
Stemline Therapeutics, Inc.	–0.58%
Pharmacyclics, Inc.	–0.40%
Celgene Corp.	–0.30%
Repros Therapeutics, Inc.	–0.27%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	5.15%	95.69%	13.27%
Consumer Discretionary	0.64%	0.00%	12.42%
Consumer Staples	0.35%	0.84%	9.83%
Energy	0.34%	0.00%	10.24%
Telecommunication Services	0.14%	0.00%	2.35%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	–0.61%	0.00%	18.34%
Other**	–0.31%	3.05%	0.00%
Industrials	–0.10%	0.00%	10.79%
Financials	–0.09%	0.42%	16.23%
Materials	–0.06%	0.00%	3.50%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

22 | MARCH 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Gilead Sciences, Inc. Biotechnology	4.5%
Aetna, Inc. Health Care Providers & Services	2.9%
Express Scripts Holding Co. Health Care Providers & Services	2.8%
Johnson & Johnson Pharmaceuticals	2.8%
Celgene Corp. Biotechnology	2.7%

15.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

Janus Global & International Funds | 23

Janus Global Life Sciences Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Life Sciences Fund – Class A Shares
NAV	17.94%	45.40%	25.95%	11.85%	11.32%	1.04%
MOP	11.15%	37.05%	24.46%	11.19%	10.89%

Janus Global Life Sciences Fund – Class C Shares
NAV	17.48%	44.25%	24.81%	11.01%	10.50%	1.83%
CDSC	16.48%	43.25%	24.81%	11.01%	10.50%

Janus Global Life Sciences Fund – Class D Shares(1)	18.03%	45.61%	26.17%	12.01%	11.49%	0.87%

Janus Global Life Sciences Fund – Class I Shares	18.09%	45.79%	26.09%	11.97%	11.46%	0.77%

Janus Global Life Sciences Fund – Class S Shares	17.87%	45.17%	25.69%	11.67%	11.16%	1.20%

Janus Global Life Sciences Fund – Class T Shares	18.00%	45.53%	26.09%	11.97%	11.46%	0.95%

S&P 500® Index	12.51%	21.86%	21.16%	7.42%	4.72%

MSCI World Health Care Index	15.20%	26.22%	20.27%	8.98%	5.52%

Morningstar Quartile – Class T Shares	–	1st	2nd	2nd	2nd

Morningstar Ranking – based on total return for Health Funds	–	21/132	42/126	42/118	20/69

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

24 | MARCH 31, 2014

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

Janus Global & International Funds | 25

Janus Global Life Sciences Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,179.40	$5.71	$1,000.00	$1,019.70	$5.29	1.05%

Class C Shares	$1,000.00	$1,174.60	$9.92	$1,000.00	$1,015.81	$9.20	1.83%

Class D Shares	$1,000.00	$1,180.00	$4.67	$1,000.00	$1,020.64	$4.33	0.86%

Class I Shares	$1,000.00	$1,180.90	$4.24	$1,000.00	$1,021.04	$3.93	0.78%

Class S Shares	$1,000.00	$1,178.50	$6.25	$1,000.00	$1,019.20	$5.79	1.15%

Class T Shares	$1,000.00	$1,179.80	$5.05	$1,000.00	$1,020.29	$4.68	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

26 | MARCH 31, 2014

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Common Stock – 98.0%
Biotechnology – 34.9%
548,299	ACADIA Pharmaceuticals, Inc.*,#	$13,340,115
359,733	Aegerion Pharmaceuticals, Inc.*,#	16,590,886
196,362	Alexion Pharmaceuticals, Inc.*	29,872,551
527,036	Alkermes PLC*	23,237,017
617,108	Arrowhead Research Corp.*,#	10,132,913
172,700	Biogen Idec, Inc.*	52,823,749
298,682	BioMarin Pharmaceutical, Inc.*	20,373,099
387,724	Celgene Corp.*	54,126,271
673,702	Chimerix, Inc.*	15,387,354
201,123	Clovis Oncology, Inc.*	13,931,790
415,807	Conatus Pharmaceuticals, Inc.*,#	3,382,590
1,706,658	Dyax Corp.*	15,325,789
479,031	Endo International PLC*	32,885,478
1,282,206	Gilead Sciences, Inc.*,†	90,857,117
393,087	Incyte Corp., Ltd.*	21,038,016
361,456	Insys Therapeutics, Inc.*,#	14,975,122
1,615,610	Ironwood Pharmaceuticals, Inc.*	19,904,315
523,791	Keryx Biopharmaceuticals, Inc.*,#	8,925,399
472,565	Medivation, Inc.*	30,419,009
545,119	Neurocrine Biosciences, Inc.*	8,776,416
1,173,015	NPS Pharmaceuticals, Inc.*	35,108,339
1,142,701	OvaScience, Inc.*,#,£	10,215,747
256,557	Pharmacyclics, Inc.*	25,712,143
489,420	PTC Therapeutics, Inc.*,#	12,793,439
172,424	Puma Biotechnology, Inc.*,#	17,956,235
59,969	Regeneron Pharmaceuticals, Inc.*	18,007,491
627,152	Sangamo BioSciences, Inc.*,#	11,338,908
342,792	Stemline Therapeutics, Inc.*,#	6,979,245
2,729,688	Swedish Orphan Biovitrum AB*	29,912,193
146,039	Synageva BioPharma Corp.*	12,116,856
367,486	Vertex Pharmaceuticals, Inc.*	25,988,610

		702,434,202
Food & Staples Retailing – 0.5%
70	Diplomat Pharmacy, Inc. – Private Placement*	9,987,448
Food Products – 0.8%
205,057	Mead Johnson Nutrition Co.	17,048,439
Health Care Equipment & Supplies – 8.6%
883,391	Abbott Laboratories	34,019,388
326,860	Covidien PLC (U.S. Shares)	24,076,508
1,092,667	Endologix, Inc.*	14,062,624
525,851	GenMark Diagnostics, Inc.*,#	5,226,959
116,843	GMP Cos. – Private Placement*,§	0
227,242	HeartWare International, Inc.*	21,310,755
659,604	Lifesync Holdings – Private Placement*,§	0
603,263	Novadaq Technologies, Inc.*	13,440,700
405,826	Quidel Corp.*	11,079,050
402,303	St Jude Medical, Inc.	26,306,593
273,453	Varian Medical Systems, Inc.*	22,967,317

		172,489,894
Health Care Providers & Services – 15.8%
774,003	Aetna, Inc.	58,027,005
320,365	AmerisourceBergen Corp.	21,012,740
750,424	Catamaran Corp. (U.S. Shares)*	33,588,978
235,273	Concordia Healthcare Corp.	3,501,530
416,120	Concordia Healthcare Corp.	6,193,046
277,498	DaVita HealthCare Partners, Inc.*	19,105,737
760,631	Express Scripts Holding Co.*	57,115,782
659,497	HCA Holdings, Inc.	34,623,593
178,751	Henry Schein, Inc.*	21,337,507
277,721	MEDNAX, Inc.*	17,213,148
1,174,521	NMC Health PLC	9,877,081
494,896	Omnicare, Inc.	29,530,444
2,526,800	Sinopharm Group Co., Ltd.	6,922,695

		318,049,286
Health Care Technology – 2.2%
136,974	athenahealth, Inc.*	21,948,714
152,786	Castlight Health, Inc.*,#	3,242,119
956,144	HMS Holdings Corp.*	18,214,543

		43,405,376
Household Products – 0.7%
183,308	Reckitt Benckiser Group PLC	14,932,427
Insurance – 0.8%
189,226	Aon PLC	15,947,967
Life Sciences Tools & Services – 1.9%
61,319	Mettler-Toledo International, Inc.*	14,451,662
200,167	Thermo Fisher Scientific, Inc.	24,068,080

		38,519,742
Pharmaceuticals – 31.1%
617,563	AbbVie, Inc.	31,742,738
133,098	Actavis PLC*	27,398,223
554,584	AstraZeneca PLC (ADR)	35,981,410
1,271,821	Fibrogen, Inc. – Private Placement*,§	6,333,669
322,549	Forest Laboratories, Inc.*	29,761,596
929,536	GlaxoSmithKline PLC	24,659,230
212,203	GW Pharmaceuticals PLC (ADR)	12,598,492
219,869	Jazz Pharmaceuticals PLC*	30,491,433
566,721	Johnson & Johnson	55,669,004
751,926	Lipocine, Inc.*,£	5,594,329
264,920	Mallinckrodt PLC*	16,798,577
893,107	Nektar Therapeutics*	10,824,457
257,095	Novartis AG†	21,817,295
551,113	Novo Nordisk A/S – Class B	25,101,445
180,662	Perrigo Co. PLC	27,941,185
303,967	Questcor Pharmaceuticals, Inc.#	19,736,577
627,359	Relypsa, Inc.*	18,701,572
633,345	Repros Therapeutics, Inc.*,#	11,235,540
155,002	Roche Holding AG†	46,476,047
119,168	Salix Pharmaceuticals, Ltd.*,#	12,346,996
180,917	Sanofi†	18,860,526
207,584	Shire PLC (ADR)	30,832,452
473,924	Strides Arcolab, Ltd.	3,071,796
619,903	Teva Pharmaceutical Industries, Ltd. (ADR)	32,755,674
323,907	UCB SA†	25,932,192
335,118	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	44,178,606

		626,841,061
Real Estate Investment Trusts (REITs) – 0.7%
230,365	Ventas, Inc.	13,953,208

Total Common Stock (cost $1,429,176,056)		1,973,609,050

Corporate Bond – 1.1%
Biotechnology – 1.1%
$8,422,000	InterMune, Inc. 2.5000%, 12/15/17 (cost $8,880,178)	22,170,915

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 27

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Money Market – 1.3%
25,485,827	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $25,485,827)	$25,485,827

Investment Purchased with Cash Collateral From Securities Lending – 2.7%
55,440,798	Janus Cash Collateral Fund LLC, 0.0579%°°,£ (cost $55,440,798)	55,440,798

Total Investments (total cost $1,518,982,859) – 103.1%		2,076,706,590

Liabilities, net of Cash, Receivables and Other Assets – (3.1)%		(62,635,374)

Net Assets – 100%		$2,014,071,216

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$1,636,072,775	78.8%
United Kingdom	128,881,092	6.2
Canada	100,902,860	4.9
Switzerland	68,293,342	3.3
Israel	32,755,674	1.6
Sweden	29,912,193	1.4
Belgium	25,932,192	1.3
Denmark	25,101,445	1.2
France	18,860,526	0.9
China	6,922,695	0.3
India	3,071,796	0.1

Total	$2,076,706,590	100.0%

††	Includes Cash Equivalents of 3.9%.

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International:
Euro 5/8/14	5,715,000	$7,871,822	$90,312
Swiss Franc 5/8/14	6,970,000	7,888,750	108,955

		15,760,572	199,267

HSBC Securities (USA), Inc.:
Euro 5/15/14	5,293,000	7,290,497	(1,241)
Swiss Franc 5/15/14	7,475,000	8,460,764	(11,763)

		15,751,261	(13,004)

RBC Capital Markets Corp.:
Euro 4/10/14	5,490,000	7,562,355	(19,780)
Swiss Franc 4/10/14	6,270,000	7,094,847	(34,777)

		14,657,202	(54,557)

Total		$46,169,035	$131,706

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

28 | MARCH 31, 2014

Janus Global Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus research team.	Team-Based Approach Led by Jim Goff, Director of Research

PERFORMANCE

Janus Global Research Fund’s Class T Shares returned 8.89% over the six-month period ended March 31, 2014. The Fund’s primary benchmark, the MSCI World Index, returned 9.36%, and its secondary benchmark, the MSCI All Country World Index, returned 8.48% during the period.

MARKET ENVIRONMENT

Global equities managed strong gains even as the U.S. Federal Reserve (Fed) began a gradual reduction in its bond-buying program in January. Early in the period, a partial shutdown of the U.S. government ended following a fiscal agreement reached just prior to a debt extension deadline. Europe, meanwhile, benefited from improving trade and manufacturing data, a rise in a German business confidence index and a reduction in UK unemployment. Continued signs of economic weakness in China, Russia’s occupation and subsequent annexation of Crimea from Ukraine, and the potential for the Fed to raise interest rates earlier than expected combined to keep global equity gains modest over the last three months. Emerging markets, which significantly lagged developed markets during 2013, remained weaker. Investor doubts concerning developing markets’ ability to prop up their economies dictated sentiment, although decisive actions by emerging market central banks helped stabilize markets until Russian troops entered Crimea, causing new uncertainty. Stocks received a lift from positive economic-growth data for the euro zone, which confirmed the region is gradually recovering. Meanwhile, a strengthening yen and lack of progress on Prime Minister Shinzo Abe’s economic reforms weighed on Japanese stocks.

PERFORMANCE DISCUSSION

Our exposure to emerging markets, chiefly Russia and China, were among relative detractors. Our Russian exposure was represented by a single company, Sberbank, the country’s largest bank and the Fund’s largest individual detractor. Sberbank’s stock suffered as a proxy for the broader Russian market, which sold off over the Ukraine crisis. The company’s fundamentals remained strong, as evidenced by higher-than-expected growth and profitability in its latest quarter. Also noteworthy was significant deposit growth month over month in March, indicating, perhaps, a flight to quality from smaller banks. Given the environment, Sberbank traded at a significant discount to global peers, which we believe will slowly diminish long term as geopolitical tensions ease.

UK-based oil and gas exploration and production (E&P) companies Ophir Energy and Tullow Oil also weighed on performance. Ophir’s shares suffered after the company reported disappointing drilling results offshore Gabon in western Africa. While we continue to believe the company is undervalued relative to its assets, we sold our position based on the industry’s inconsistent drilling results within the region, which have raised doubts about the reservoir’s quality relative to other development areas. Tullow, meanwhile, declined after reporting unsuccessful exploration efforts in Ethiopia. We reduced our position during the period based on its lowered prospects.

Industrial holdings AP Moeller-Maersk, Canadian Pacific Railway and United Continental Holdings led our contributors.

Danish transportation and energy conglomerate AP Moeller-Maersk, the Fund’s second-largest position, benefited late in the period after the U.S. Federal Maritime Commission approved an alliance between the world’s top three container shipping firms, including Maersk’s shipping division. The alliance will pool the companies’ ultra-large vessels in an effort to reduce costs in an environment of industry overcapacity. Rather than running only partly full ships, the firms would be able to run larger ships, which are more efficient, fully loaded. Provided Chinese and European regulators approve the arrangement, the alliance will control a high percentage of the world’s ultra-large vessels. We believe the cost savings to Maersk could be more significant than the market believes. Maersk also announced it would sell its noncore grocery business, which is consistent with the firm’s restructuring efforts and our investment thesis. Earlier in the period, the company benefited from a strong earnings report, driven by cost reductions in its container shipper division, and raised guidance.

Canadian Pacific, the Fund’s largest holding, benefited from a stronger-than-expected earnings report and the naming of a chief financial officer, who previously worked for Canadian integrated energy leader Suncor. We believe the executive could accelerate the railroad company’s plans for share repurchases and his expertise should help with building out Canadian Pacific’s crude-by-rail

Janus Global & International Funds | 29

Janus Global Research Fund (unaudited)

franchise. The potential for better-than-average industry revenue growth and capital returns to shareholders via share repurchases and a significant increase in dividends are future catalysts for the stock, in our view.

United Continental Holdings’ stock rose strongly early in 2014 as part of a broader industry trend following strong December traffic reports and due to the company’s better-than-expected financial results. Later, severe winter weather conditions forced a high number of flight cancellations, though the stock held onto most of its earlier gains. We believe United has significantly improved its operations following some missteps after its merger with Continental and should close its valuation gap with peers. Airlines, generally, have enjoyed buoyant stock prices from industry consolidation and maintaining capacity discipline.

OUTLOOK

We continue to be positive on equities around the world, with a particular focus on U.S. and European stocks. Despite U.S. markets touching record highs, we do not see them as overvalued. Against a backdrop of economic growth, low interest rates and low inflation, price-to-earnings ratios for many U.S. large-cap stocks are not out of line.

Europe, meanwhile, trades at a discount to the U.S. While economic growth is slower there, companies can augment growth through restructuring efforts. Margins in Europe, which are below longer-term trends, can rise, especially if revenue growth resumes. The auto industry is a prominent example, but there are others. After cleaning out nonperforming assets, banks are on firmer ground. Credit growth is still slow, but healthier banks could see a rise with economic growth. Interest margins could also grow. While the crisis in Crimea looms large over Europe (and all markets, really), the other factors favor equities there.

Japan’s progress has slowed, and we worry that Abe and his “three arrows” won’t achieve the structural reforms needed to sustain the benefits from his fiscal and monetary policies. As a result, we’ve seen a weak Japanese market and a firming yen. We think labor and corporate tax reform should be foremost in Abe’s efforts, but we worry he has lost momentum.

Emerging markets trade at extraordinarily cheap valuations, especially for cyclical or economically sensitive stocks. Blue-chip consumer staples are not as cheap. We had a spark of contagion extinguished quickly this year with solid responses from central banks. We think election outcomes in India, Indonesia and possibly in Brazil, and a better-than-consensus economic outcome in China could bring some life to emerging markets.

After last year’s run, it is tempting to be negative on equity markets. We don’t expect a year like last year. It will be earnings growth and not market multiples that drive returns. Unless Ukraine sparks a global crisis, we believe the factors are in place to find the companies around the world where the markets do not understand the earnings growth paths and therefore are not properly valuing the stocks.

Thank you for your investment in Janus Global Research Fund.

30 | MARCH 31, 2014

(unaudited)

Janus Global Research Fund At A Glance

5 Top Performers – Holdings

Contribution

AP Moeller – Maersk A/S – Class B	0.53%
Canadian Pacific Railway, Ltd.	0.48%
United Continental Holdings, Inc.	0.41%
Helmerich & Payne, Inc.	0.33%
Google, Inc. – Class A	0.32%

5 Bottom Performers – Holdings

Contribution

Sberbank of Russia (ADR)	–0.17%
Tullow Oil PLC	–0.17%
Ophir Energy PLC	–0.16%
Cobalt International Energy, Inc.	–0.16%
Mitsubishi Estate Co., Ltd.	–0.14%

3 Top Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	0.77%	20.16%	20.40%
Health Care	0.22%	12.32%	12.04%
Communications	–0.01%	9.40%	9.38%

4 Bottom Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Consumer	–0.58%	14.51%	14.56%
Financials	–0.39%	21.16%	21.45%
Technology	–0.17%	9.41%	9.54%
Energy	–0.16%	12.67%	12.63%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Global & International Funds | 31

Janus Global Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Canadian Pacific Railway, Ltd. Road & Rail	2.2%
AP Moeller – Maersk A/S – Class B Marine	2.1%
AIA Group, Ltd. Insurance	1.9%
Keyence Corp. Electronic Equipment, Instruments & Components	1.4%
Apple, Inc. Technology Hardware, Storage & Peripherals	1.4%

9.0%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Emerging markets comprised 5.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

32 | MARCH 31, 2014

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014					per the January 28, 2014 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Research Fund – Class A Shares
NAV	8.81%	17.93%	19.82%	9.49%	1.19%	1.09%
MOP	2.54%	11.15%	18.40%	8.78%

Janus Global Research Fund – Class C Shares
NAV	8.40%	17.01%	18.76%	8.63%	1.96%	1.86%
CDSC	7.40%	16.01%	18.76%	8.63%

Janus Global Research Fund – Class D Shares(1)	8.93%	18.14%	19.97%	9.58%	0.95%	0.85%

Janus Global Research Fund – Class I Shares	8.97%	18.26%	19.89%	9.54%	0.90%	0.80%

Janus Global Research Fund – Class R Shares	8.62%	17.48%	19.37%	9.09%	1.51%	1.41%

Janus Global Research Fund – Class S Shares	8.76%	17.78%	19.54%	9.25%	1.27%	1.17%

Janus Global Research Fund – Class T Shares	8.89%	18.08%	19.89%	9.54%	1.03%	0.93%

MSCI World IndexSM	9.36%	19.07%	18.28%	6.13%

MSCI All Country World IndexSM	8.48%	16.55%	17.80%	6.22%

Morningstar Quartile – Class T Shares	–	3rd	2nd	1st

Morningstar Ranking – based on total return for World Stock Funds	–	579/1,108	206/758	17/511

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 33

Janus Global Research Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013, as there were no corresponding Class R Shares prior to the merger. See Note 8 in Notes to Financial Statements. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

34 | MARCH 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,088.10	$4.84	$1,000.00	$1,020.29	$4.68	0.93%

Class C Shares	$1,000.00	$1,084.00	$8.83	$1,000.00	$1,016.45	$8.55	1.70%

Class D Shares	$1,000.00	$1,089.30	$3.80	$1,000.00	$1,021.29	$3.68	0.73%

Class I Shares	$1,000.00	$1,089.70	$3.23	$1,000.00	$1,021.84	$3.13	0.62%

Class R Shares	$1,000.00	$1,086.40	$6.71	$1,000.00	$1,018.50	$6.49	1.29%

Class S Shares	$1,000.00	$1,087.80	$5.41	$1,000.00	$1,019.75	$5.24	1.04%

Class T Shares	$1,000.00	$1,089.10	$4.06	$1,000.00	$1,021.04	$3.93	0.78%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 35

Janus Global Research Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 98.9%
Aerospace & Defense – 0.9%
92,500	Precision Castparts Corp.	$23,380,300
Air Freight & Logistics – 0.7%
123,958	Panalpina Welttransport Holding AG	19,046,726
Airlines – 1.0%
582,245	United Continental Holdings, Inc.*	25,985,594
Auto Components – 1.2%
1,356,000	NGK Spark Plug Co., Ltd.	30,483,721
Automobiles – 1.7%
76,530	Hyundai Motor Co.	18,055,297
1,646,000	Isuzu Motors, Ltd.	9,458,120
512,988	Maruti Suzuki India, Ltd.	16,938,526

		44,451,943
Beverages – 2.5%
349,863	PepsiCo, Inc.	29,213,560
89,215	Pernod Ricard SA	10,384,555
493,921	SABMiller PLC	24,658,178

		64,256,293
Biotechnology – 4.9%
225,700	Alkermes PLC*	9,951,113
56,287	Biogen Idec, Inc.*	17,216,505
130,886	Celgene Corp.*	18,271,685
259,263	Endo International PLC*	17,798,405
347,972	Gilead Sciences, Inc.*	24,657,296
194,726	Medivation, Inc.*	12,534,513
429,058	NPS Pharmaceuticals, Inc.*	12,841,706
1,271,922	Swedish Orphan Biovitrum AB*	13,937,848

		127,209,071
Capital Markets – 3.7%
699,276	Blackstone Group L.P.	23,250,927
476,180	Deutsche Bank AG	21,301,668
199,866	T Rowe Price Group, Inc.	16,458,965
1,650,577	UBS AG	34,102,213

		95,113,773
Chemicals – 2.1%
3,417,175	Alent PLC	18,056,482
213,828	LyondellBasell Industries NV – Class A	19,017,862
154,559	Monsanto Co.	17,584,178

		54,658,522
Commercial Banks – 7.3%
344,980	BNP Paribas SA	26,607,108
30,874,000	China Construction Bank Corp.	21,614,149
438,764	Citigroup, Inc.	20,885,166
2,678,989	HSBC Holdings PLC	27,128,381
405,111	JPMorgan Chase & Co.	24,594,289
1,743,900	Sberbank of Russia (ADR)	16,950,708
6,347,100	Seven Bank, Ltd.	24,908,677
1,625,848	Turkiye Halk Bankasi A/S	10,072,230
400,900	U.S. Bancorp	17,182,574

		189,943,282
Commercial Services & Supplies – 0.4%
271,455	Tyco International, Ltd. (U.S. Shares)	11,509,692
Communications Equipment – 1.8%
493,360	CommScope Holding Co., Inc.*	12,176,125
168,014	Motorola Solutions, Inc.	10,801,620
1,738,227	Telefonaktiebolaget LM Ericsson – Class B	23,158,091

		46,135,836
Consumer Finance – 0.7%
210,773	American Express Co.	18,975,893
Containers & Packaging – 1.0%
564,778	Crown Holdings, Inc.*	25,268,168
Diversified Financial Services – 1.6%
1,683,714	ING Groep NV*	23,831,065
85,048	IntercontinentalExchange Group, Inc.	16,825,046

		40,656,111
Electric Utilities – 0.7%
457,757	Brookfield Infrastructure Partners L.P.	18,058,514
Electrical Equipment – 0.9%
542,743	Sensata Technologies Holding NV*	23,142,562
Electronic Equipment, Instruments & Components – 2.6%
169,172	Amphenol Corp. – Class A	15,504,614
90,100	Keyence Corp.	37,166,250
250,298	TE Connectivity, Ltd. (U.S. Shares)	15,070,442

		67,741,306
Energy Equipment & Services – 3.0%
110,068	Core Laboratories NV	21,841,894
187,129	Helmerich & Payne, Inc.	20,127,595
239,324	National Oilwell Varco, Inc.	18,636,160
773,909	Petrofac, Ltd.	18,550,493

		79,156,142
Food & Staples Retailing – 1.8%
466,042	Kroger Co.	20,342,733
381,226	Shoprite Holdings, Ltd.	5,770,221
408,103	Whole Foods Market, Inc.	20,694,903

		46,807,857
Food Products – 1.6%
135,995	Hershey Co.	14,197,878
361,834	Nestle SA	27,246,043

		41,443,921
Health Care Equipment & Supplies – 0.5%
364,393	Abbott Laboratories	14,032,774
Health Care Providers & Services – 2.6%
231,316	Aetna, Inc.	17,341,761
300,066	Catamaran Corp. (U.S. Shares)*	13,430,954
273,157	Express Scripts Holding Co.*	20,511,359
296,492	Omnicare, Inc.	17,691,678

		68,975,752
Hotels, Restaurants & Leisure – 0.8%
3,979,439	Bwin.Party Digital Entertainment PLC	8,397,736
177,219	Starbucks Corp.	13,004,330

		21,402,066
Household Products – 1.1%
443,802	Colgate-Palmolive Co.	28,789,436
Industrial Conglomerates – 0.8%
172,743	Danaher Corp.	12,955,725
15,791,500	Shun Tak Holdings, Ltd.	8,123,472

		21,079,197

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

36 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Information Technology Services – 2.5%
396,060	Amdocs, Ltd. (U.S. Shares)	$18,400,948
307,273	MasterCard, Inc. – Class A	22,953,293
114,041	Teradata Corp.*	5,609,677
78,012	Visa, Inc. – Class A	16,839,670

		63,803,588
Insurance – 3.4%
10,613,500	AIA Group, Ltd.	50,356,072
148,381	Aon PLC	12,505,551
1,274,855	Prudential PLC	26,956,153

		89,817,776
Internet & Catalog Retail – 1.5%
29,652	Amazon.com, Inc.*	9,978,491
11,137	priceline.com, Inc.*	13,274,079
1,126,700	Rakuten, Inc.	15,033,584

		38,286,154
Internet Software & Services – 2.4%
209,439	eBay, Inc.*	11,569,410
93,088	Facebook, Inc. – Class A*	5,607,621
31,478	Google, Inc. – Class A*	35,082,546
356,400	Youku Tudou, Inc. (ADR)*	9,993,456

		62,253,033
Leisure Products – 0.4%
281,693	Mattel, Inc.	11,298,706
Machinery – 0.5%
157,173	Dover Corp.	12,848,893
Marine – 2.1%
4,577	AP Moeller – Maersk A/S – Class B	54,904,403
Media – 3.5%
215,663	CBS Corp. – Class B	13,327,974
372,811	Comcast Corp. – Class A	18,648,006
264,944	Liberty Global PLC*	10,785,870
134,255	Liberty Global PLC – Class A*	5,585,008
58,124	Time Warner Cable, Inc.	7,973,450
589,794	Twenty-First Century Fox, Inc. – Class A	18,855,714
194,958	Walt Disney Co.	15,610,287

		90,786,309
Metals & Mining – 0.6%
626,897	ThyssenKrupp AG	16,809,078
Oil, Gas & Consumable Fuels – 10.3%
253,913	Anadarko Petroleum Corp.	21,521,666
609,417	EnCana Corp. (U.S. Shares)	13,029,335
442,557	Enterprise Products Partners L.P.	30,695,754
155,934	EOG Resources, Inc.	30,589,573
475,876	Genel Energy PLC*	7,789,542
924,500	Inpex Corp.	11,995,208
260,645	Keyera Corp.	16,528,190
550,352	Koninklijke Vopak NV	30,726,313
345,234	Noble Energy, Inc.	24,525,423
318,138	Phillips 66	24,515,714
380,647	Royal Dutch Shell PLC (ADR)	27,810,070
991,824	Tullow Oil PLC	12,374,654
305,919	Valero Energy Corp.	16,244,299

		268,345,741
Pharmaceuticals – 3.7%
337,347	AstraZeneca PLC (ADR)	21,887,073
101,684	Jazz Pharmaceuticals PLC*	14,101,537
81,903	Roche Holding AG	24,557,926
373,936	Shire PLC	18,356,473
141,401	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	18,640,894

		97,543,903
Professional Services – 0.6%
244,618	Verisk Analytics, Inc. – Class A*	14,667,295
Real Estate Investment Trusts (REITs) – 1.7%
214,000	American Tower Corp.	17,520,180
601,602	Lexington Realty Trust	6,563,478
72,998	Simon Property Group, Inc.	11,971,672
126,794	Ventas, Inc.	7,679,912

		43,735,242
Real Estate Management & Development – 1.9%
459,559	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	18,772,985
150,525	Jones Lang LaSalle, Inc.	17,837,213
593,000	Mitsubishi Estate Co., Ltd.	14,055,019

		50,665,217
Road & Rail – 2.6%
377,919	Canadian Pacific Railway, Ltd.	56,638,272
111,163	Kansas City Southern	11,345,296

		67,983,568
Semiconductor & Semiconductor Equipment – 3.0%
1,884,467	ARM Holdings PLC	31,349,148
1,398,502	Atmel Corp.*	11,691,477
912,055	ON Semiconductor Corp.*	8,573,317
5,952	Samsung Electronics Co., Ltd.	7,513,428
4,850,000	Taiwan Semiconductor Manufacturing Co., Ltd.	18,874,384

		78,001,754
Software – 1.8%
103,920	ANSYS, Inc.*	8,003,919
422,900	Nexon Co., Ltd.	3,565,145
98,500	Nintendo Co., Ltd.	11,701,647
276,083	Oracle Corp.	11,294,556
186,007	Solera Holdings, Inc.	11,781,683

		46,346,950
Specialty Retail – 2.4%
4,923,000	Chow Tai Fook Jewellery Group, Ltd.	7,756,154
300,030	Lowe’s Cos., Inc.	14,671,467
151,669	PetSmart, Inc.	10,448,478
142,062	Tiffany & Co.	12,238,641
91,544	Ulta Salon, Cosmetics & Fragrance, Inc.	8,923,709
134,120	Williams-Sonoma, Inc.	8,937,757

		62,976,206
Technology Hardware, Storage & Peripherals – 1.4%
69,095	Apple, Inc.	37,086,050
Textiles, Apparel & Luxury Goods – 1.7%
89,422	Cie Financiere Richemont SA	8,539,507
194,845	NIKE, Inc. – Class B	14,391,252
1,184,584	Prada SpA	9,270,432
4,206,300	Samsonite International SA	13,015,381

		45,216,572

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 37

Janus Global Research Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Tobacco – 1.8%
585,274	Imperial Tobacco Group PLC	$23,638,467
718,400	Japan Tobacco, Inc.	22,554,418

		46,192,885
Wireless Telecommunication Services – 1.2%
438,764	T-Mobile U.S., Inc.	14,492,375
12,875,500	Tower Bersama Infrastructure Tbk PT	6,803,434
2,772,898	Vodafone Group PLC	10,182,515

		31,478,324

Total Common Stock (cost $2,108,729,404)		2,578,752,099

Preferred Stock – 1.1%
Automobiles – 1.1%
115,285	Volkswagen AG (cost $30,557,076)	29,871,353

Total Investments (total cost $2,139,286,480) – 100.0%		2,608,623,452

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(187,829)

Net Assets – 100%		$2,608,435,623

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$1,427,394,427	54.7%
United Kingdom	269,345,823	10.3
Japan	180,921,789	6.9
Canada	137,040,630	5.3
Switzerland	113,492,415	4.4
Hong Kong	79,251,079	3.0
Germany	67,982,099	2.6
Denmark	54,904,403	2.1
Netherlands	54,557,378	2.1
Sweden	37,095,939	1.4
France	36,991,663	1.4
China	31,607,605	1.2
South Korea	25,568,725	1.0
Taiwan	18,874,384	0.7
Turkey	17,861,772	0.7
Russia	16,950,708	0.7
India	16,938,526	0.6
Italy	9,270,432	0.4
Indonesia	6,803,434	0.3
South Africa	5,770,221	0.2

Total	$2,608,623,452	100.0%

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

38 | MARCH 31, 2014

Janus Global Select Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	George Maris portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2014, Janus Global Select Fund’s Class T Shares returned 10.37% versus a return of 8.48% for the Fund’s benchmark, the MSCI All Country World Index.

INVESTMENT ENVIRONMENT

Global equities continued their strong performance of 2013 into the final three months of the year, but moderated considerably over the second half of the period when volatility seemed high relative to good underlying economic fundamentals. In the U.S., employment, corporate balance sheets and profit margins, and residential real estate prices improved, yet questions remained over the strength of the economy. Gains in European markets reflected perceptions the euro zone had passed the crisis stage. In Asia, Japan’s market disappointed due to lack of progress in Prime Minister Shinzo Abe’s structural reforms and from a strengthened yen. Emerging markets also languished due to concerns over slowing growth in China, volatility following Russia’s annexation of Crimea and worries about the fiscal health of several large emerging countries.

PERFORMANCE DISCUSSION

U.S. holdings, led by refiner Valero Energy, were our top relative contributors. Valero benefited from quarterly earnings that beat market expectations. The company continued to profit from a widening spread between Brent crude (basis for refined products pricing) and WTI crude (basis for input costs). While we think the spread will be more persistent than the market believes, based on soaring U.S. production and limited refining capacity, we reduced our position to reflect its diminished risk/reward profile.

Staying in the U.S., United Continental Holdings also aided performance. United’s stock rose as part of a broader industry trend following December reports indicating robust travel trends and due to its better-than-expected financial results. Later, severe weather conditions forced a high number of flight cancellations, particularly for United, though the stock held onto most of its earlier gains. We believe United has significantly improved its operating and cost structures since its merger two years ago with Continental and should close the valuation gap with peers. We think the market underestimates United’s free-cash-flow growth potential from the merger, as well as from the continued capacity discipline of the U.S. airline industry.

Our health care holdings, led by Jazz Pharmaceuticals, were also important contributors. The specialty pharmaceutical company benefited from strong growth in Erwinaze, one of its key drug franchises, and due to ongoing market enthusiasm for tax-advantaged merger and acquisition (M&A) transactions. Based in Ireland, where taxes are substantially lower than in the U.S., Jazz has benefited from speculation it could be a buyout target from an acquirer seeking a low corporate tax rate. We reduced our position based on the company’s increased valuation and our skepticism over the value the market is ascribing to tax arbitrage strategies.

Individual detractors included Cobalt International Energy. The U.S. oil and gas exploration and production (E&P) company declined on a disappointing exploratory well result in the Gulf of Mexico as well as a drilling prospect offshore Angola, which produced significant natural gas but less oil than expected. We sold our position.

TCS Group Holding, another detractor, is a financial company that specializes in consumer finance in Russia. The company, which we believe has a cost-effective business model for identifying creditworthy customers, reported financial results during the period that topped market estimates for the year and the quarter. However, its fundamentals were overwhelmed by the Ukraine crisis and by concerns over potential loan losses and funding weakness. We are monitoring this position carefully given these concerns.

Japan Tobacco also weighed on performance. The stock declined on reports that were later verified that the company would raise prices no higher than the increase in Japan’s consumption tax, which started in April. We had

Janus Global & International Funds | 39

Janus Global Select Fund (unaudited)

hoped the company would use the opportunity to improve its margins, but we still believe it can increase pricing in foreign markets.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

With the fundamental backdrop for the U.S., continental Europe and the UK substantially improved, we remain constructive on global markets and are continuing to find investment opportunities. While remaining positive, market conditions likely will not be as robust as last year, when the divergence between reality and perception seemed wide, in our view.

In the U.S., we believe investors have become too focused on individual data points and are missing the bigger picture of an improving economy. The fact that the Fed feels comfortable in proceeding with a reduction in its stimulative bond purchases, known as tapering, is a sign the fundamentals, while not ideal, are improving. We recognize there are elements within the U.S. market that appear frothy (e.g., small and mid caps, and subsectors within technology and health care), but there are other areas that look attractive, especially as capital spending by corporations grows and consumer spending recovers.

As for Europe, the peripheral countries of Spain, Greece and Italy are in much better shape than they were during the region’s sovereign debt crisis. The core European countries of Germany and the UK are also showing good progress. Reflecting this, company valuations have recovered in the region, but we think interesting opportunities still abound.

Abe’s political struggles to pass legislation in support of his structural economic reforms somewhat dampened our outlook for Japan. Additionally, slowing growth in China, an important consumer of Japanese goods, negatively impacted the country’s economy. It is also unclear how great an effect the increase in Japan’s consumption tax will have on its economic growth. Economists expect a contraction in its gross domestic product during the second quarter, since considerable demand from housing to cars was pulled forward in anticipation of the tax increase. A positive is that the Bank of Japan remains very accommodative in its monetary policies.

We believe emerging markets will eventually rebound and potentially generate strong returns. Fiscal problems and detrimental economic policies have weighed on developing markets; however, strong gains in Indonesia and India during the period in investor anticipation of pro-business election outcomes this year are indications of how quickly these markets can recover.

In China, we think economic fundamentals remain healthy despite widespread concerns over its slowing growth rate. We believe the market is overly concerned that the country’s financial system is over-leveraged and about headlines regarding defaults of wealth management firms or bond issues. We believe China’s large state-owned financials are adequately capitalized, which is critical given their roles as the dominant providers of capital. Meanwhile, the government has a significant reserve base sufficient to keep the country’s economy from a significant downturn. Market misperceptions of China provide us an opportunity to invest, both domestically and through multinationals that derive a significant portion of revenues from China. As always, we think it crucial to focus on marrying valuations with company fundamentals.

Thank you for your continued investment in Janus Global Select Fund.

40 | MARCH 31, 2014

(unaudited)

Janus Global Select Fund At A Glance

5 Top Performers – Holdings

Contribution

Valero Energy Corp.	1.18%
Jazz Pharmaceuticals PLC	0.92%
United Continental Holdings, Inc.	0.76%
Tyco International, Ltd. (U.S. Shares)	0.61%
AstraZeneca PLC	0.58%

5 Bottom Performers – Holdings

Contribution

Cobalt International Energy, Inc.	–0.31%
TCS Group Holding PLC (GDR)	–0.24%
Japan Tobacco, Inc.	–0.23%
Rakuten, Inc.	–0.22%
Petroleo Brasileiro SA (ADR)	–0.16%

5 Top Performers – Sectors*

		Fund Weighting	MSCI
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Industrials	1.23%	11.67%	10.83%
Health Care	1.16%	12.77%	10.44%
Financials	0.52%	21.69%	21.56%
Energy	0.49%	7.66%	9.65%
Telecommunication Services	0.32%	2.82%	4.11%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI
	Fund Contribution	(Average % of Equity)	All Country World IndexSM

Information Technology	–1.02%	13.57%	12.45%
Consumer Staples	–0.55%	6.88%	9.78%
Consumer Discretionary	–0.32%	15.17%	11.87%
Other**	0.00%	0.64%	0.00%
Utilities	0.09%	3.26%	3.21%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 41

Janus Global Select Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Telefonaktiebolaget LM Ericsson – Class B Communications Equipment	3.2%
Tyco International, Ltd. (U.S. Shares) Commercial Services & Supplies	3.2%
Citigroup, Inc. Commercial Banks	2.7%
BNP Paribas SA Commercial Banks	2.6%
AIA Group, Ltd. Insurance	2.6%

14.3%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Emerging markets comprised 7.3% of total net assets.

*Includes Cash Equivalents and Other of (0.5)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

42 | MARCH 31, 2014

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Select Fund – Class A Shares
NAV	10.35%	19.44%	16.53%	7.78%	2.19%	1.18%
MOP	4.03%	12.57%	15.16%	7.15%	1.75%

Janus Global Select Fund – Class C Shares
NAV	9.76%	18.42%	15.47%	6.95%	1.41%	1.94%
CDSC	8.76%	17.42%	15.47%	6.95%	1.41%

Janus Global Select Fund – Class D Shares(1)	10.37%	19.69%	16.79%	7.92%	2.29%	0.91%

Janus Global Select Fund – Class I Shares	10.37%	19.88%	16.72%	7.89%	2.26%	0.76%

Janus Global Select Fund – Class R Shares	10.09%	19.03%	16.03%	7.34%	1.77%	1.46%

Janus Global Select Fund – Class S Shares	10.20%	19.32%	16.48%	7.66%	2.05%	1.21%

Janus Global Select Fund – Class T Shares	10.37%	19.68%	16.72%	7.89%	2.26%	0.96%

MSCI All Country World IndexSM	8.48%	16.55%	17.80%	6.97%	3.55%

Morningstar Quartile – Class T Shares	–	2nd	3rd	2nd	4th

Morningstar Ranking – based on total return for World Stock Funds	–	416/1,108	544/758	178/474	307/369

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 43

Janus Global Select Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – June 30, 2000
(1)	Closed to new investors.

44 | MARCH 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,103.50	$5.61	$1,000.00	$1,019.60	$5.39	1.07%

Class C Shares	$1,000.00	$1,097.60	$10.04	$1,000.00	$1,015.36	$9.65	1.92%

Class D Shares	$1,000.00	$1,103.70	$4.83	$1,000.00	$1,020.34	$4.63	0.92%

Class I Shares	$1,000.00	$1,104.70	$3.94	$1,000.00	$1,021.19	$3.78	0.75%

Class R Shares	$1,000.00	$1,100.90	$7.65	$1,000.00	$1,017.65	$7.34	1.46%

Class S Shares	$1,000.00	$1,102.90	$6.08	$1,000.00	$1,019.15	$5.84	1.16%

Class T Shares	$1,000.00	$1,103.70	$4.88	$1,000.00	$1,020.29	$4.68	0.93%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 45

Janus Global Select Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 99.0%
Air Freight & Logistics – 1.2%
112,659	FedEx Corp.	$14,934,077
1,246,569	TNT Express NV	12,241,601

		27,175,678
Airlines – 2.0%
1,019,600	United Continental Holdings, Inc.*	45,504,748
Auto Components – 0.6%
634,000	NGK Spark Plug Co., Ltd.	14,252,713
Automobiles – 0.6%
5,737,640	SAIC Motor Corp., Ltd. – Class Aß	12,780,044
Beverages – 1.8%
814,009	SABMiller PLC	40,638,034
Biotechnology – 3.0%
466,084	Gilead Sciences, Inc.*	33,026,712
409,265	Medivation, Inc.*	26,344,388
880,920	Swedish Orphan Biovitrum AB*	9,653,209

		69,024,309
Capital Markets – 3.0%
1,028,804	Credit Suisse Group AG	33,280,727
1,074,495	Morgan Stanley	33,492,009

		66,772,736
Chemicals – 1.9%
226,222	PPG Industries, Inc.	43,764,908
Commercial Banks – 11.3%
761,459	BNP Paribas SA	58,728,686
1,302,433	Citigroup, Inc.	61,995,811
941,364	JPMorgan Chase & Co.	57,150,208
5,470,700	Seven Bank, Ltd.	21,469,317
504,836	TCS Group Holding PLC (GDR)	4,089,171
2,541,054	Turkiye Halk Bankasi A/S	15,741,989
4,180,167	UniCredit SpA	38,176,882

		257,352,064
Commercial Services & Supplies – 3.2%
1,684,568	Tyco International, Ltd. (U.S. Shares)†	71,425,683
Communications Equipment – 3.2%
5,416,504	Telefonaktiebolaget LM Ericsson – Class B†	72,163,127
Diversified Consumer Services – 1.4%
5,257,513	Anhanguera Educacional Participacoes SA	32,446,631
Electric Utilities – 1.3%
729,069	Brookfield Infrastructure Partners L.P.	28,761,772
Food Products – 2.9%
494,253	Mead Johnson Nutrition Co.	41,092,194
623,167	Unilever NV	25,610,838

		66,703,032
Health Care Providers & Services – 2.4%
735,056	Express Scripts Holding Co.*	55,195,355
Hotels, Restaurants & Leisure – 2.4%
25,477,238	Bwin.Party Digital Entertainment PLC	53,764,141
Household Durables – 1.1%
13,033,836	Taylor Wimpey PLC	25,593,177
Independent Power and Renewable Electricity Producers – 2.4%
1,687,718	NRG Energy, Inc.	53,669,432
Information Technology Services – 1.7%
801,413	Teradata Corp.*	39,421,506
Insurance – 5.1%
12,343,600	AIA Group, Ltd.	58,564,583
1,564,357	CNO Financial Group, Inc.	28,314,862
927,200	Tokio Marine Holdings, Inc.	27,833,969

		114,713,414
Internet & Catalog Retail – 1.4%
2,416,300	Rakuten, Inc.	32,240,747
Internet Software & Services – 1.8%
14,116	Google, Inc. – Class A*	15,732,423
928,787	Youku Tudou, Inc. (ADR)*	26,043,188

		41,775,611
Marine – 1.4%
2,596	AP Moeller – Maersk A/S – Class B	31,140,885
Media – 2.7%
671,056	Comcast Corp. – Class A	33,566,221
668,500	Fuji Media Holdings, Inc.	12,275,266
474,376	Twenty-First Century Fox, Inc. – Class A	15,165,801

		61,007,288
Metals & Mining – 1.9%
1,564,484	ArcelorMittal	25,203,720
3,755,662	Fortescue Metals Group, Ltd.	18,281,743

		43,485,463
Oil, Gas & Consumable Fuels – 7.7%
269,333	Chevron Corp.	32,026,387
206,950	EOG Resources, Inc.	40,597,381
1,832,000	Inpex Corp.	23,769,845
2,598,321	Petroleo Brasileiro SA (ADR)	34,167,921
845,006	Valero Energy Corp.†	44,869,819

		175,431,353
Pharmaceuticals – 7.1%
741,557	AstraZeneca PLC	47,917,151
256,643	Jazz Pharmaceuticals PLC*	35,591,251
521,327	Johnson & Johnson	51,209,951
520,947	Shire PLC	25,573,225

		160,291,578
Real Estate Management & Development – 1.0%
23,884,000	Evergrande Real Estate Group, Ltd.	11,270,250
612,500	Kennedy-Wilson Europe Real Estate PLC*	10,618,082

		21,888,332
Road & Rail – 3.5%
317,763	Canadian Pacific Railway, Ltd.	47,622,764
318,880	Kansas City Southern	32,544,893

		80,167,657
Semiconductor & Semiconductor Equipment – 4.0%
3,931,676	Atmel Corp.*	32,868,811
4,016,557	ON Semiconductor Corp.*	37,755,636
2,544,000	Sumco Corp.	19,646,977

		90,271,424
Software – 1.9%
196,700	Nintendo Co., Ltd.	23,367,655
458,358	Oracle Corp.	18,751,426

		42,119,081

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

46 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Specialty Retail – 1.3%
11,981,500	L’Occitane International SA	$29,535,511
Technology Hardware, Storage & Peripherals – 1.5%
62,147	Apple, Inc.	33,356,781
Textiles, Apparel & Luxury Goods – 3.0%
3,822,700	Prada SpA	29,916,054
12,340,800	Samsonite International SA	38,185,630

		68,101,684
Thrifts & Mortgage Finance – 1.8%
4,806,806	MGIC Investment Corp.*	40,953,987
Tobacco – 1.6%
1,185,200	Japan Tobacco, Inc.	37,209,768
Wireless Telecommunication Services – 2.9%
1,083,514	T-Mobile U.S., Inc.	35,788,467
56,512,900	Tower Bersama Infrastructure Tbk PT	29,861,506

		65,649,973

Total Common Stock (cost $1,754,864,517)		2,245,749,627

Preferred Stock – 1.5%
Automobiles – 1.5%
129,120	Volkswagen AG (cost $23,713,839)	33,456,122

Money Market – 0.2%
5,538,000	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $5,538,000)	5,538,000

Total Investments (total cost $1,784,116,356) – 100.7%		2,284,743,749

Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(15,597,388)

Net Assets – 100%		$2,269,146,361

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$1,151,028,982	50.4%
Japan	212,066,257	9.3
United Kingdom	193,485,728	8.5
France	113,467,917	5.0
Hong Kong	96,750,213	4.2
Sweden	81,816,336	3.6
Italy	68,092,936	3.0
Brazil	66,614,552	2.9
China	50,093,482	2.2
Canada	47,622,764	2.1
Netherlands	37,852,439	1.6
Germany	33,456,122	1.5
Switzerland	33,280,727	1.4
Denmark	31,140,885	1.3
Indonesia	29,861,506	1.3
Australia	18,281,743	0.8
Turkey	15,741,989	0.7
Russia	4,089,171	0.2

Total	$2,284,743,749	100.0%

††	Includes Cash Equivalents of 0.2%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 47

Janus Global Technology Fund (unaudited)

FUND SNAPSHOT
Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.
Brinton Johns co-portfolio manager	Brad Slingerlend co-portfolio manager

PERFORMANCE

Janus Global Technology Fund’s Class T Shares returned 10.30% over the six-month period ended March 31, 2014. The Fund’s primary benchmark, the S&P 500 Index, returned 12.51%, and its secondary benchmark, the MSCI World Information Technology Index, returned 13.85% during the period.

MARKET ENVIRONMENT

Global technology stocks led broader indices higher during the period, driven by particularly strong returns in systems software, Internet software and computer hardware. Systems software was the top contributing subsector, driven by valuation expansion in several cloud computing companies. In computer hardware, Apple was responsible for most of the gains, given its sizable position in the MSCI World Information Technology Index, although improved spending on enterprise PCs helped as well. Strong returns from Google, another large index holding, boosted Internet software. Consumer-related Internet software in areas like real estate (for home buyers), local business directories and social networking also had significant gains. All other technology subsectors had positive returns during the period. Despite a bullish environment during the first half of the period, enterprise spending overall was weak. Along with ongoing softness due to reduced U.S. federal government spending and general European economic weakness, U.S.-based technology companies were also negatively impacted by the National Security Agency’s (NSA) spying scandal early in the period. Consumer spending, meanwhile, remained firmly focused on handsets, with no other area showing strength. Tablets showed declines, indicating smartphone users, particularly in emerging markets, are satisfied using larger-screen phones. Semiconductors also aided MSCI World Information Technology Index returns, reflecting improvement in demand.

PERFORMANCE DISCUSSION

Our attention to downside risks led us to avoid some companies, particularly in cloud computing and software as a service, whose stock prices appeared to have been driven by momentum rather than fundamental factors. We believe our focus on less-volatile stocks than the secondary benchmark’s holdings and in companies that can benefit from the high pace of change in technology can provide superior performance longer term.

On a relative basis, our holdings in application software and Internet software, as well as our underweight in systems software, where the cloud companies reside, were among our relative detractors.

Within application software and for the Fund overall, ANSYS was our largest individual detractor. The engineering software developer suffered from slowing revenue growth, as its customers remained cautious in adding to their research and development budgets. We think the long-term growth trend for the company’s simulation software remains intact due to the need for quicker time to market and dramatic improvements in software. Simulation software’s market penetration is still quite low among engineers, implying significant long-term potential, in our view.

In Internet software, MercadoLibre was a significant detractor as well. The Argentina-based company, which operates a leading e-commerce platform for Latin American markets, suffered from what we consider short-term currency and macroeconomic fears. We added to our position based on what we believe to be its long-term growth potential and limited competition.

National Instruments also weighed on performance. The supplier of computer-based instrumentation hardware and software products for engineers and scientists traded lower after reporting modestly weaker-than-expected revenue and earnings due to reduced government spending. Management also gave guidance that was lower

48 | MARCH 31, 2014

(unaudited)

than expectations. Part of the disappointment reflected a difficult comparison to the same period in 2013, when the company booked several large contracts. While the company’s testing and measuring business remains challenging, its industrial business is growing nicely and the company is managing its operating expenses, in our view. We continue to believe the company’s growth prospects are significant.

Google, the Fund’s second-largest holding, was our top contributor. The Internet search engine leader benefited from better-than-expected quarterly results, with strong year-over-year revenue growth. The company’s transition from desktop to mobile search has continued to exceed market expectations, and there is greater investor appreciation for its powerful platform. We feel the company remains attractively valued relative to the multiyear growth outlook we see for its resilient core search business combined with potential growth drivers around its Android software for mobile devices, YouTube, mobile and enterprise businesses.

Our largest holding, Apple, was also a key contributor. The computer and mobile device maker’s stock rose on growing expectations for China Mobile’s launch of its 4G service and iPhone sales, which was announced late in 2013. We think Apple’s opportunities with China Mobile will be similar to NTT DoComo in Japan, where sales have been strong for the iPhone 5S and 5C models. Additionally, an activist investor continued to push the company for a significant stock buyback. Notably, Apple showed smartphone market share gains in the U.S. and Japan, reversing a trend from earlier in 2013. We continue to appreciate the stickiness of Apple’s customer base and anticipate new products along with its resilient handset business to drive future growth.

In the systems software subsector, Oracle aided performance. The enterprise software leader benefited from revenue and earnings topping forecasts and guidance that was in line with expectations, prompting hope that it was on course to revive growth that’s been hit by weak IT spending. Key revenue drivers such as engineered systems and cloud apps both grew bookings significantly year over year. We reduced our position on the stock’s gains.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We continue to see a strong divergence in technology stocks between perceived high-growth new era companies trading at very large valuations contrasted with slower-growth legacy technology companies trading at very low valuations. With the pace of disruption accelerating, it’s more important than ever to be vigilant and thoughtful about every potential technology investment. In our effort to always become better investors, we like to take a cross-disciplinary approach to thinking.

Here is a question you might not have thought about before: what does investing have to do with standup comedy and magic?

There are a couple of characteristics that all three disciplines have in common. To begin with, all of these fields require a passion for perfection. It requires an enormous amount of dedication and focus to constantly learn and hone the art of investing, delivering a knee-slapping, hilarious standup show, or a mesmerizingly, mind-boggling magic performance. All of these skills require a near obsession in order to transform a passion into an art form. The second thing all three art forms require is presence – the ability to step outside one’s self-centered world and really focus on what matters – a sort of vigilance that is hard to develop, and even harder to perfect. In standup comedy, the comedian must be ever focused on the vibe of the audience, empathically sensing their emotions and reactions in order to work the crowd and involve the audience in the narrative. Magicians must also focus deeply on their subjects and surroundings in order to create a convincing alternative reality. Similarly, investors must be vigilantly focused on every piece of available information in order to construct the proper circumstances for winning long term investments and portfolio construction. All three require an intense observational skill in order to achieve successful performances over and over again.

Standup comedy specifically shares an attribute with investing that we call nonlinear thinking. Comedians, at their core, observe human behavior. In fact, many comics consider themselves “observational” performers. They are constantly on the hunt for patterns and correlations that are not obvious to folks as they go through their everyday life. Then, in pointing out a nonobvious connection between two things that initially seem unrelated or glossed over by conventional wisdom, they create a spark – a spark that turns into a big laugh as the audience says to themselves, “That’s so funny because it’s so true!”

Investors likewise are always trying to connect nonobvious dots – we use the acronym ABCD for “always be connecting dots.” We see the world as a giant puzzle ready to be solved if only we can discern which pieces fit

Janus Global & International Funds | 49

Janus Global Technology Fund (unaudited)

together. Then, when we connect a few seemingly disparate pieces of information, we find insight which informs our investing. The things a standup comedian points out, and the ideas we connect for investment themes are worlds apart, but when we draw those connections they start to become obvious.

Magicians also share a specific attribute with investing – leveraging cognitive bias. Cognitive bias is a term for the way our brains try to trick us. Over time we’ve been wired for simpler worlds – wake up, hunt and gather, secure shelter, and enjoy ourselves. But, the world has become increasingly complex, and our brains have developed impulsive shortcuts that make us believe one thing is true, when in fact something completely different explains the situation. Magicians are the kings at exploiting this misfiring of the brain – they take advantage of vulnerabilities in our ability to accurately perceive the world around us.

Likewise, as investors, we fall victim to many biases of impulsive or emotional thinking. For example, we anchor on a prior cost basis, or we over-emphasize recent information above more relevant data points. All of these shortcuts work against superior long-term performance. So while magicians exploit bias, investors must remain vigilant to never be fooled by impulsive thinking.

This comparison of the three seemingly unrelated fields largely comes back to the idea of presence – the hardest thing we do every day is to simply be in the moment, 100% focused with vigilance and attention. This is an obsession that all great investors, standups and magicians are constantly perfecting. If a standup isn’t paying attention all the time, they will miss their next great joke opportunity – and if they fail to follow cues from the audience, they will lose the reaction. If a magician fails to pull off a trick leveraging the brain’s built-in biases, the illusion is revealed and the mystery is lost. The standup and the magician lose their audiences if they lose focus, much like the investor loses long-term performance if they fail to connect dots, avoid cognitive bias, and pay attention. Technology investing is a dynamic environment with a rising pace of change – this creates an even higher burden for presence and the ability to connect unrelated dots. Using these methods, we are able to focus on finding the signal in the noise of data points.

Thank you for your investment in Janus Global Technology Fund.

50 | MARCH 31, 2014

(unaudited)

Janus Global Technology Fund At A Glance

5 Top Performers – Holdings

Contribution

Google, Inc. – Class A	2.09%
Apple, Inc.	1.11%
Oracle Corp.	0.77%
Amphenol Corp. – Class A	0.67%
Amdocs, Ltd. (U.S. Shares)	0.57%

5 Bottom Performers – Holdings

Contribution

ANSYS, Inc.	–0.20%
MercadoLibre, Inc.	–0.19%
National Instruments Corp.	–0.19%
SFX Entertainment, Inc.	–0.17%
Nexon Co., Ltd.	–0.17%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	0.34%	0.00%	10.24%
Consumer Staples	0.28%	0.16%	9.83%
Consumer Discretionary	0.25%	8.13%	12.42%
Telecommunication Services	0.16%	0.88%	2.35%
Financials	0.01%	3.47%	16.23%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Information Technology	–1.83%	78.23%	18.34%
Industrials	–0.52%	4.93%	10.79%
Other**	–0.40%	3.14%	0.00%
Materials	–0.05%	0.00%	3.50%
Health Care	–0.04%	1.06%	13.27%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 51

Janus Global Technology Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	10.9%
Google, Inc. – Class A Internet Software & Services	9.5%
Microsoft Corp. Software	3.8%
ARM Holdings PLC Semiconductor & Semiconductor Equipment	3.2%
QUALCOMM, Inc. Communications Equipment	3.2%

30.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Emerging markets comprised 9.1% of total net assets.

*Includes Securities Sold Short of (0.7)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

52 | MARCH 31, 2014

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Global Technology Fund – Class A Shares
NAV	10.19%	25.96%	23.32%	8.90%	6.36%	1.09%
MOP	3.87%	18.71%	21.87%	8.26%	5.95%

Janus Global Technology Fund – Class C Shares
NAV	9.81%	25.11%	22.22%	8.12%	5.59%	1.82%
CDSC	8.81%	24.11%	22.22%	8.12%	5.59%

Janus Global Technology Fund – Class D Shares(1)	10.32%	26.27%	23.61%	9.05%	6.52%	0.92%

Janus Global Technology Fund – Class I Shares	10.37%	26.38%	23.55%	9.02%	6.50%	0.81%

Janus Global Technology Fund – Class S Shares	10.16%	25.84%	23.13%	8.76%	6.21%	1.22%

Janus Global Technology Fund – Class T Shares	10.30%	26.22%	23.55%	9.02%	6.50%	0.97%

S&P 500® Index	12.51%	21.86%	21.16%	7.42%	4.72%

MSCI World Information Technology Index	13.85%	24.99%	19.31%	6.25%	2.14%

Morningstar Quartile – Class T Shares	–	3rd	2nd	2nd	2nd

Morningstar Ranking – based on total return for Technology Funds	–	133/203	62/202	76/194	41/128

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Global & International Funds | 53

Janus Global Technology Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 17, 2014, Brinton Johns and Brad Slingerlend are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – December 31, 1998
(1)	Closed to new investors.

54 | MARCH 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,101.90	$5.97	$1,000.00	$1,019.25	$5.74	1.14%

Class C Shares	$1,000.00	$1,098.10	$9.73	$1,000.00	$1,015.66	$9.35	1.86%

Class D Shares	$1,000.00	$1,103.20	$4.88	$1,000.00	$1,020.29	$4.68	0.93%

Class I Shares	$1,000.00	$1,103.70	$4.62	$1,000.00	$1,020.54	$4.43	0.88%

Class S Shares	$1,000.00	$1,101.60	$6.39	$1,000.00	$1,018.85	$6.14	1.22%

Class T Shares	$1,000.00	$1,103.00	$4.98	$1,000.00	$1,020.19	$4.78	0.95%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 55

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 99.9%
Communications Equipment – 6.0%
318,849	CommScope Holding Co., Inc.*	$7,869,193
415,856	QUALCOMM, Inc.	32,794,404
1,564,536	Telefonaktiebolaget LM Ericsson – Class B	20,844,037

		61,507,634
Consumer Finance – 1.9%
178,639	American Express Co.	16,082,869
66,529	Discover Financial Services	3,871,323

		19,954,192
Diversified Financial Services – 0.3%
662,600	BM&FBovespa SA	3,285,982
Electrical Equipment – 1.5%
374,878	Sensata Technologies Holding NV*	15,984,798
Electronic Equipment, Instruments & Components – 9.3%
321,831	Amphenol Corp. – Class A	29,495,811
74,354	Belden, Inc.	5,175,038
5,900	Keyence Corp.†	2,433,750
971,311	National Instruments Corp.	27,866,913
518,893	TE Connectivity, Ltd. (U.S. Shares)	31,242,548

		96,214,060
Food & Staples Retailing – 0.2%
37,218	Whole Foods Market, Inc.	1,887,325
Health Care Technology – 1.0%
52,754	athenahealth, Inc.*	8,453,301
74,406	Castlight Health, Inc.*,#	1,578,895

		10,032,196
Hotels, Restaurants & Leisure – 0.7%
3,187,702	Bwin.Party Digital Entertainment PLC†	6,726,948
Household Durables – 0.7%
362,200	Sony Corp.†,#	6,921,109
Information Technology Services – 7.5%
446,651	Amdocs, Ltd. (U.S. Shares)	20,751,406
140,404	Cognizant Technology Solutions Corp. – Class A*	7,105,846
117,637	Gartner, Inc.*	8,168,713
95,667	Jack Henry & Associates, Inc.	5,334,392
322,251	MasterCard, Inc. – Class A	24,072,150
83,278	QIWI PLC (ADR)	2,885,583
181,118	Teradata Corp.*	8,909,194

		77,227,284
Internet & Catalog Retail – 5.5%
46,078	Amazon.com, Inc.*	15,506,169
154,678	Coupons.com, Inc.*,#	3,812,813
171,394	Ctrip.com International, Ltd. (ADR)*	8,641,685
130,217	MakeMyTrip, Ltd.*	3,526,276
14,181	Netflix, Inc.*	4,992,137
7,594	priceline.com, Inc.*	9,051,213
52,213	Qunar Cayman Islands, Ltd. (ADR)#	1,597,196
702,700	Rakuten, Inc.†	9,376,142

		56,503,631
Internet Software & Services – 18.1%
174,131	Care.com, Inc.*,#	2,881,868
166,979	ChannelAdvisor Corp.*	6,301,787
195,875	eBay, Inc.*	10,820,135
141,323	Endurance International Group Holdings, Inc.*,#	1,838,612
113,398	Facebook, Inc. – Class A*	6,831,096
88,075	Google, Inc. – Class A*,†	98,160,468
19,705	LinkedIn Corp. – Class A*	3,644,243
91,987	MercadoLibre, Inc.#	8,748,884
54,952	Shutterstock, Inc.	3,990,065
134,500	Tencent Holdings, Ltd.	9,355,330
119,566	Twitter, Inc.*,#	5,580,145
254,056	Yahoo!, Inc.*	9,120,610
159,478	Yandex NV – Class A*	4,814,641
221,228	Youku Tudou, Inc. (ADR)*	6,203,233
104,158	Zillow, Inc. – Class A*,#	9,176,320

		187,467,437
Machinery – 0.9%
54,900	FANUC Corp.†	9,684,637
Media – 1.7%
60,763	Comcast Corp. – Class A	3,039,365
345,906	SFX Entertainment, Inc.#	2,438,637
22,368	Time Warner Cable, Inc.	3,068,442
116,119	Walt Disney Co.	9,297,649

		17,844,093
Oil, Gas & Consumable Fuels – 0.4%
188,929	Apptio, Inc.§	4,287,668
Professional Services – 1.8%
68,309	Corporate Executive Board Co.	5,070,577
44,566	IHS, Inc. – Class A*	5,414,769
80,879	Paylocity Holding Corp.*	1,945,140
102,726	Verisk Analytics, Inc. – Class A*	6,159,451

		18,589,937
Real Estate Investment Trusts (REITs) – 1.7%
220,324	American Tower Corp.	18,037,926
Semiconductor & Semiconductor Equipment – 12.2%
1,996,293	ARM Holdings PLC†	33,209,435
2,285,975	Atmel Corp.*	19,110,751
71,914	Avago Technologies, Ltd.	4,631,981
366,372	Freescale Semiconductor, Ltd.*,#	8,943,140
317,000	MediaTek, Inc.	4,679,524
964,914	ON Semiconductor Corp.*	9,070,192
6,984	Samsung Electronics Co., Ltd.	8,816,159
206,150	SK Hynix, Inc.*	6,975,656
6,286,000	Taiwan Semiconductor Manufacturing Co., Ltd.	24,462,759
111,920	Xilinx, Inc.	6,073,898

		125,973,495
Software – 15.1%
117,512	Advent Software, Inc.	3,450,152
207,917	ANSYS, Inc.*	16,013,767
233,890	Blackbaud, Inc.	7,320,757
1,477,014	Cadence Design Systems, Inc.*	22,952,798
951,724	Microsoft Corp.	39,011,167
429,500	Nexon Co., Ltd.†	3,620,785
186,384	NICE Systems, Ltd. (ADR)	8,323,909
72,360	Nintendo Co., Ltd.†	8,596,256
284,792	Oracle Corp.†	11,650,841
186,478	PROS Holdings, Inc.*	5,875,922
264,359	RealPage, Inc.*	4,800,759
112,378	Salesforce.com, Inc.*	6,415,660

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

56 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Software – (continued)
102,939	Solera Holdings, Inc.	$6,520,156
208,907	SS&C Technologies Holdings, Inc.*	8,360,458
31,551	Workday, Inc. – Class A	2,884,708

		155,798,095
Technology Hardware, Storage & Peripherals – 12.3%
209,555	Apple, Inc.†	112,476,551
4,078,000	Lenovo Group, Ltd.#	4,505,816
353,929	Logitech International SA	5,286,109
43,939	Stratasys, Ltd.*,#	4,661,488

		126,929,964
Trading Companies & Distributors – 0.3%
10,579	WW Grainger, Inc.	2,672,890
Wireless Telecommunication Services – 0.8%
94,576	T-Mobile U.S., Inc.	3,123,845
9,003,400	Tower Bersama Infrastructure Tbk PT	4,757,411

		7,881,256

Total Common Stock (cost $776,408,973)		1,031,412,557

Counterparty/Reference Asset
OTC Purchased Option – Call – 0%
Credit Suisse International: Whole Foods Market, Inc. expires May 2014 170 contracts exercise price $60.00 (premiums paid $65,110)		2,487

Investment Purchased with Cash Collateral From Securities Lending – 4.0%
41,591,865	Janus Cash Collateral Fund LLC, 0.0579%°°,£ (cost $41,591,865)	41,591,865

Total Investments (total cost $818,065,948) – 103.9%		1,073,006,909

Securities Sold Short – (0.7)%
Common Stock Sold Short – (0.7)%
Household Durables – (0.2)%
113,200	Nikon Corp.	(1,803,513)
Semiconductor & Semiconductor Equipment – (0.2)%
16,080	Cree, Inc.*	(909,485)
20,723	Synaptics, Inc.*	(1,243,794)

		(2,153,279)
Software – (0.3)%
16,078	FireEye, Inc.	(989,922)
7,790	ServiceNow, Inc.	(466,777)
25,128	Tableau Software, Inc. – Class A	(1,911,738)

		(3,368,437)

Total Securities Sold Short (proceeds $6,732,874)		(7,325,229)

Liabilities, net of Cash, Receivables and Other Assets† – (3.2)%		(32,526,885)

Net Assets – 100%		$1,033,154,795

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$863,476,541	80.5%
Japan	40,632,679	3.8
United Kingdom	39,936,383	3.7
China	30,303,260	2.8
Taiwan	29,142,283	2.7
Sweden	20,844,037	1.9
South Korea	15,791,815	1.5
Israel	8,323,909	0.8
Russia	7,700,224	0.7
Switzerland	5,286,109	0.5
Indonesia	4,757,411	0.5
India	3,526,276	0.3
Brazil	3,285,982	0.3

Total	$1,073,006,909	100.0%

††	Includes Cash Equivalents of 3.9%.

Summary of Investments by Country – (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short

United States	$(5,521,716)	75.4%
Japan	(1,803,513)	24.6

Total	$(7,325,229)	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value	(Depreciation)

Credit Suisse International:
British Pound 5/8/14	1,645,000	$2,741,283	$(2,309)
Japanese Yen 5/8/14	683,000,000	6,619,602	97,814

		9,360,885	95,505

HSBC Securities (USA), Inc.:
British Pound 5/15/14	780,000	1,299,754	(4,357)
Japanese Yen 5/15/14	709,000,000	6,871,832	(10,818)

		8,171,586	(15,175)

JPMorgan Chase & Co.:
British Pound 4/24/14	1,430,000	2,383,245	7,772
Japanese Yen 4/24/14	703,000,000	6,812,923	69,079

		9,196,168	76,851

RBC Capital Markets Corp.:
British Pound 4/10/14	1,825,000	3,041,884	(3,029)
Japanese Yen 4/10/14	700,000,000	6,783,274	46,963

		9,825,158	43,934

Total		$36,553,797	$201,115

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 57

Janus Global Technology Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Schedule of OTC Written Options – Puts

Counterparty/Reference Asset	Value

Credit Suisse International: Twitter, Inc. expires June 2014 220 contracts exercise price $45.00	$(105,519)
Credit Suisse International: Whole Foods Market, Inc. expires May 2014 170 contracts exercise price $55.00	(85,546)
UBS AG: Microsoft Corp. expires January 2015 3,102 contracts exercise price $32.00	(198,440)

Total OTC Written Options – Puts (premiums received $790,660)	$(389,505)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

58 | MARCH 31, 2014

Janus International Equity Fund (unaudited)

FUND SNAPSHOT
We invest in international companies that we believe have a sustainable competitive advantage, high or improving returns on capital, and long-term growth. We invest where we believe we have differentiated research, in an effort to deliver superior risk-adjusted results over the long term.
Julian McManus co-portfolio manager	Guy Scott co-portfolio manager	Carmel Wellso co-portfolio manager

PERFORMANCE OVERVIEW

Janus International Equity Fund’s Class I Shares returned 4.77% over the six-month period ended March 31, 2014. The Fund’s primary benchmark, the MSCI EAFE Index, returned 6.41%, and its secondary benchmark, the MSCI All Country World ex-U.S. Index, returned 5.30% during the period.

MARKET ENVIRONMENT

Japan weighed on moderate developed market returns during the period, largely over disappointment that Prime Minister Shinzo Abe’s administration was having difficulty pushing forward its structural reform program, which was seen as crucial to its long-term economic growth strategy. Additionally, hopes for significant buying of Japanese equities following the launch of tax-free investment accounts for individuals failed to meet expectations of institutional investors who had moved into the market earlier. A stronger yen further pressured Japanese stocks.

Europe performed relatively better than Asia, reflecting a number of positive signs that indicated the region’s recovery is underway. Notably, property prices appeared to have bottomed in most of the peripheral countries and started to rise in others. Credit markets also signaled improvement. Greece, which was at the center of Europe’s sovereign debt crisis, completed a debt issuance with much tighter spreads than its current debt. Finally, unemployment rates began ticking down in many countries, even Spain, which has had the highest rates.

Emerging markets continued to lag developed markets, reflecting ongoing worries over China’s slowing economic growth rate and its shadow banking system as well as new geopolitical concerns resulting from Russia’s annexation of Crimea from Ukraine.

PERFORMANCE DISCUSSION

Our holdings and overweight in Japan, led lower by Iida Group Holdings, weighed the most on relative performance.

Iida Group, which reflects the merger of six small- to mid-size homebuilders in 2013, suffered following the end of a deadline for people to build homes before an increase in Japan’s consumption tax. Residential orders, which rose leading up to the deadline, subsequently declined. Additionally, the group’s founder died, leading to less confidence the companies will be able to integrate successfully. We believe the merger will move forward, while the stock’s valuation at period end more than compensated for the company’s leadership uncertainty.

Real estate developer Mitsubishi Estate added to the weak relative performance of our Japanese holdings overall. Most reflected the downturn in Japan’s equity market generally, but particularly Mitsubishi Estate, given its stock price has historically been more volatile than the wider Japanese market due to its large foreign ownership. Mitsubishi Estate was additionally impacted by concerns over a broader rising interest rate environment. As a prime landowner in central Tokyo, the company remains well positioned to benefit from the government’s reflationary monetary policy, in our view.

Fuji Media Holdings, a leading TV broadcaster that we think should benefit from increasing advertising and the potential to add value by developing Japan’s first casino and resort, also weighed on performance. We believe the market is underestimating the value potential of the casino and resort to Fuji Media’s net asset value.

Contributors to performance were led by industrial holdings AP Moeller-Maersk and Canadian Pacific Railway. The Fund’s largest position, AP Moeller-Maersk benefited after the U.S. Federal Maritime Commission approved an alliance between the world’s top three container shipping firms, including Maersk’s shipping division. The alliance will pool the companies’ ultra-large vessels in an effort to reduce costs in an environment of industry overcapacity. Rather than running only partly full ships, the firms would be able to run larger ships, which are more efficient, fully loaded. Provided Chinese and European regulators approve the arrangement, the alliance will control a high percentage of the world’s ultra-

Janus Global & International Funds | 59

Janus International Equity Fund (unaudited)

large vessels. We believe the cost savings to Maersk could be more significant than the market believes. Maersk also announced it would sell its noncore grocery business, which is consistent with the firm’s restructuring efforts and our investment thesis. Earlier in the period, the company benefited from a strong earnings report, driven by cost reductions in its container shipper division and raised guidance.

Canadian Pacific, meanwhile, benefited from a stronger-than-expected earnings report. Given the stock’s reduced risk/reward profile and more attractive opportunities elsewhere, we exited our position.

Italian bank UniCredit also led the strong relative performance of our financial holdings. UniCredit is among European banks that have been aggressive in building provisions and writing down risk-weighted assets ahead of the European Central Bank’s stress tests and asset quality reviews (AQRs), which are designed to assess the asset quality of the region’s banking sector. The bank’s extremely proactive measures to align with European banking standards removed investor concerns on its stock.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.

OUTLOOK

Japan has become less attractive to us on a macroeconomic basis. In the absence of substantial progress on structural reforms, which form the “third arrow” in Abe’s economic growth strategy, it is difficult to see Japan outperforming other markets. The wild card remains the Bank of Japan’s monetary policy and its impact on weakening the yen. We reduced our weighting in the country, but still remain modestly overweight based on the growth opportunities we still see for individual Japanese companies. An example is a new investment we made in Inpex, an exploration and production company that is developing a large, promising liquid natural gas (LNG) project offshore of Australia.

In China, we believe concerns of slowing growth and fears over its shadow banking system are overdone. We think the government will be able to manage down nonregulated lending, although it will take time and the market will likely remain skeptical until there are tangible results. One sign of progress were defaults in some wealth management products, which although negative-sounding, demonstrated China is willing to manage its financial problems more openly than in the past and thus will allow poor investments to fail. In industrials, recent data has shown that the capital spending cycle has peaked, which implies a potential recovery in profit margins. We have started to see the market better differentiate between those companies that are showing margin improvement and those that are not. Therefore, we think stock selection among Chinese industrials will be a more important factor going forward, rather than macroeconomic concerns, as has been the case more recently.

As for Europe, we anticipate the improving macroeconomic data points to continue, particularly with interest rates remaining low. We think the peripheral countries are at the beginning of a slow recovery, and we expect the recovery in the bigger markets, such as Germany, and healthier economies, such as the UK, to continue but likely not as fast as in 2013. At the company level, we are avoiding European companies that have benefited from infrastructure or fixed asset spending in China and emerging markets more broadly, since those areas are less robust. Instead, we appreciate “self-help” restructuring companies, such as TNT Express, an express shipping company that is exiting underperforming contracts, reducing fixed costs, and positioning itself to capture greater operational leverage in a European recovery. We also added two real estate companies, Kennedy-Wilson Europe Real Estate and Countrywide, which we think will benefit from rising property prices in Europe generally, and the UK in particular.

Thank you for your investment in Janus International Equity Fund.

60 | MARCH 31, 2014

(unaudited)

Janus International Equity Fund At A Glance

5 Top Performers – Holdings

Contribution

AP Moeller – Maersk A/S – Class B	0.75%
Canadian Pacific Railway, Ltd.	0.55%
UniCredit SpA	0.55%
Shire PLC	0.46%
LyondellBasell Industries NV – Class A	0.46%

5 Bottom Performers – Holdings

Contribution

lida Group Holdings Co., Ltd.	–0.43%
Mitsubishi Estate Co., Ltd.	–0.40%
Fuji Media Holdings, Inc.	–0.32%
Japan Tobacco, Inc.	–0.32%
Rakuten, Inc.	–0.25%

5 Top Performers – Sectors*

		Fund Weighting	MSCI
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Industrials	0.96%	10.00%	12.88%
Financials	0.60%	22.69%	25.68%
Health Care	0.19%	8.04%	10.18%
Materials	0.14%	9.25%	8.04%
Utilities	–0.08%	0.00%	3.62%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Consumer Discretionary	–1.82%	19.61%	11.83%
Consumer Staples	–0.78%	11.54%	10.96%
Energy	–0.48%	4.07%	6.86%
Telecommunication Services	–0.20%	1.13%	5.53%
Other**	–0.16%	2.80%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Global & International Funds | 61

Janus International Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

AP Moeller – Maersk A/S – Class B Marine	2.8%
AIA Group, Ltd. Insurance	2.4%
Japan Tobacco, Inc. Tobacco	2.4%
Telefonaktiebolaget LM Ericsson – Class B Communications Equipment	2.3%
Samsonite International SA Textiles, Apparel & Luxury Goods	2.2%

12.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Emerging markets comprised 11.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

62 | MARCH 31, 2014

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014					per the January 28, 2014 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus International Equity Fund – Class A Shares
NAV	4.60%	16.26%	17.20%	5.42%	1.16%
MOP	–1.39%	9.60%	15.80%	4.58%

Janus International Equity Fund – Class C Shares
NAV	4.12%	15.32%	16.24%	4.53%	1.99%
CDSC	3.12%	14.32%	16.24%	4.53%

Janus International Equity Fund – Class D Shares(1)	4.69%	16.51%	17.47%	5.63%	0.96%

Janus International Equity Fund – Class I Shares	4.77%	16.67%	17.60%	5.71%	0.86%

Janus International Equity Fund – Class N Shares	4.75%	16.65%	17.60%	5.71%	0.80%

Janus International Equity Fund – Class R Shares	4.37%	15.80%	16.75%	4.90%	1.56%

Janus International Equity Fund – Class S Shares	4.54%	16.15%	17.37%	5.62%	1.30%

Janus International Equity Fund – Class T Shares	4.63%	16.33%	17.35%	5.52%	1.07%

MSCI EAFE® Index	6.41%	17.56%	16.02%	2.50%

MSCI All Country World ex-U.S. IndexSM	5.30%	12.31%	15.52%	2.84%

Morningstar Quartile – Class I Shares	–	2nd	1st	1st

Morningstar Ranking – based on total return for Foreign Large Blend Funds	–	297/817	83/720	22/587

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Global & International Funds | 63

Janus International Equity Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date — November 28, 2006
(1)	Closed to new investors.

64 | MARCH 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,046.00	$5.76	$1,000.00	$1,019.30	$5.69	1.13%

Class C Shares	$1,000.00	$1,041.20	$9.87	$1,000.00	$1,015.26	$9.75	1.94%

Class D Shares	$1,000.00	$1,046.90	$4.75	$1,000.00	$1,020.29	$4.68	0.93%

Class I Shares	$1,000.00	$1,047.70	$4.19	$1,000.00	$1,020.84	$4.13	0.82%

Class N Shares	$1,000.00	$1,047.50	$3.88	$1,000.00	$1,021.14	$3.83	0.76%

Class R Shares	$1,000.00	$1,043.70	$7.74	$1,000.00	$1,017.35	$7.64	1.52%

Class S Shares	$1,000.00	$1,045.40	$6.43	$1,000.00	$1,018.65	$6.34	1.26%

Class T Shares	$1,000.00	$1,046.30	$5.10	$1,000.00	$1,019.95	$5.04	1.00%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Global & International Funds | 65

Janus International Equity Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 95.8%
Air Freight & Logistics – 3.9%
37,851	Panalpina Welttransport Holding AG	$5,815,983
635,872	TNT Express NV	6,244,413

		12,060,396
Auto Components – 1.9%
261,000	NGK Spark Plug Co., Ltd.	5,867,442
Automobiles – 1.2%
653,000	Isuzu Motors, Ltd.	3,752,219
Beverages – 2.7%
8,555,900	LT Group, Inc.	3,330,244
100,319	SABMiller PLC	5,008,258

		8,338,502
Biotechnology – 0.8%
219,929	Swedish Orphan Biovitrum AB*	2,410,004
Capital Markets – 1.4%
98,110	Deutsche Bank AG	4,388,900
Chemicals – 5.1%
781,578	Alent PLC	4,129,888
178,000	Kansai Paint Co., Ltd.	2,544,089
72,986	LyondellBasell Industries NV – Class A	6,491,375
43,000	Shin-Etsu Chemical Co., Ltd.	2,457,500

		15,622,852
Commercial Banks – 12.4%
415,395	Banco Bilbao Vizcaya Argentaria SA	4,988,517
563,100	Bangkok Bank PCL (NVDR)	3,099,394
78,032	BNP Paribas SA	6,018,337
217,064	HSBC Holdings PLC	2,198,066
179,119	ICICI Bank, Ltd.	3,734,608
1,644,300	Seven Bank, Ltd.	6,452,921
65,052	Societe Generale SA	4,005,992
237,040	Turkiye Halk Bankasi A/S	1,468,478
695,952	UniCredit SpA	6,356,032

		38,322,345
Commercial Services & Supplies – 0.7%
71,406	Edenred	2,240,198
Communications Equipment – 2.3%
533,773	Telefonaktiebolaget LM Ericsson – Class B	7,111,363
Diversified Financial Services – 1.0%
208,073	ING Groep NV*	2,945,038
Electrical Equipment – 0.5%
99,130	Havells India, Ltd.	1,550,322
Electronic Equipment, Instruments & Components – 3.1%
98,358	Hexagon AB – Class B	3,342,904
14,900	Keyence Corp.	6,146,250

		9,489,154
Energy Equipment & Services – 1.3%
169,891	Petrofac, Ltd.	4,072,264
Food Products – 1.1%
78,961	Unilever NV	3,245,129
Health Care Equipment & Supplies – 1.6%
49,878	Essilor International SA	5,029,368
Household Durables – 0.7%
162,600	Iida Group Holdings Co., Ltd.	2,251,506
Household Products – 1.7%
65,702	Reckitt Benckiser Group PLC	5,352,142
Information Technology Services – 0.6%
2,140,000	Travelsky Technology, Ltd.	1,898,225
Insurance – 4.2%
1,551,000	AIA Group, Ltd.	7,358,766
169,300	BB Seguridade Participacoes SA	1,873,980
170,733	Prudential PLC	3,610,062

		12,842,808
Internet & Catalog Retail – 2.6%
53,916	Ctrip.com International, Ltd. (ADR)*	2,718,444
393,200	Rakuten, Inc.	5,246,477

		7,964,921
Internet Software & Services – 0.5%
52,737	Youku Tudou, Inc. (ADR)*	1,478,745
Leisure Products – 1.8%
251,100	Sega Sammy Holdings, Inc.	5,625,419
Machinery – 0.5%
28,159	Vallourec SA	1,528,487
Marine – 3.8%
732	AP Moeller – Maersk A/S – Class B	8,780,866
21,969	Kuehne + Nagel International AG	3,074,864

		11,855,730
Media – 3.7%
284,400	Fuji Media Holdings, Inc.	5,222,268
299,489	WPP PLC	6,175,288

		11,397,556
Metals & Mining – 3.9%
1,173,336	Glencore Xstrata PLC	6,039,575
51,715	Rio Tinto PLC	2,877,030
113,403	ThyssenKrupp AG	3,040,691

		11,957,296
Oil, Gas & Consumable Fuels – 4.0%
237,468	Athabasca Oil Corp.*	1,710,165
368,400	Inpex Corp.	4,779,918
71,466	Koninklijke Vopak NV	3,989,968
138,166	Tullow Oil PLC	1,723,851

		12,203,902
Pharmaceuticals – 6.7%
57,447	AstraZeneca PLC	3,712,050
95,889	Novo Nordisk A/S – Class B	4,367,439
20,045	Roche Holding AG	6,010,325
136,443	Shire PLC	6,697,970

		20,787,784
Real Estate Management & Development – 4.6%
317,522	Countrywide PLC	3,464,098
352,439	Kennedy-Wilson Europe Real Estate PLC*	6,109,757
193,000	Mitsubishi Estate Co., Ltd.	4,574,399

		14,148,254
Semiconductor & Semiconductor Equipment – 3.9%
275,842	ARM Holdings PLC	4,588,784
139,800	Sumco Corp.	1,079,657
1,659,000	Taiwan Semiconductor Manufacturing Co., Ltd.	6,456,207

		12,124,648

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

66 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Specialty Retail – 1.3%
1,177,750	L’Occitane International SA	$2,903,263
684,860	PC Jeweller, Ltd.	1,111,328

		4,014,591
Textiles, Apparel & Luxury Goods – 4.9%
52,996	Cie Financiere Richemont SA	5,060,944
414,900	Prada SpA	3,246,964
2,179,900	Samsonite International SA	6,745,175

		15,053,083
Thrifts & Mortgage Finance – 0.6%
125,665	Housing Development Finance Corp.	1,860,090
Tobacco – 3.8%
754,496	ITC, Ltd.	4,458,242
234,300	Japan Tobacco, Inc.	7,355,930

		11,814,172
Wireless Telecommunication Services – 1.0%
828,668	Vodafone Group PLC	3,042,998

Total Common Stock (cost $248,986,380)		295,647,853

Preferred Stock – 2.0%
Automobiles – 2.0%
23,590	Volkswagen AG (cost $6,042,417)	6,112,376

Right – 0%
Commercial Banks – 0%
415,395	Banco Bilbao Vizcaya Argentaria SA* (cost $95,984)	97,275

Money Market – 1.9%
5,803,571	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $5,803,571)	5,803,571

Total Investments (total cost $260,928,352) – 99.7%		307,661,075

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		792,056

Net Assets – 100%		$308,453,131

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Japan	$63,355,995	20.6%
United Kingdom	62,692,324	20.4
France	21,725,645	7.1
Switzerland	19,962,116	6.5
United States††	18,404,703	6.0
Netherlands	16,424,548	5.3
Hong Kong	14,103,941	4.6
Germany	13,541,967	4.4
Denmark	13,148,305	4.3
Sweden	12,864,271	4.2
India	12,714,590	4.1
Italy	9,602,996	3.1
Taiwan	6,456,207	2.1
China	6,095,414	2.0
Spain	5,085,792	1.6
Philippines	3,330,244	1.1
Thailand	3,099,394	1.0
Brazil	1,873,980	0.6
Canada	1,710,165	0.5
Turkey	1,468,478	0.5

Total	$307,661,075	100.0%

††	Includes Cash Equivalents of 1.9%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 67

Janus Overseas Fund (unaudited)

FUND SNAPSHOT I invest opportunistically. I believe our fundamental research uncovers stocks in which the market price does not reflect a company’s long-term fundamentals.	Brent Lynn portfolio manager

PERFORMANCE

Janus Overseas Fund’s Class T Shares returned 6.58% over the six-month period ended March 31, 2014. The Fund’s primary benchmark, the MSCI All Country World ex-U.S. Index, returned 5.30%, and its secondary benchmark, the MSCI EAFE Index, returned 6.41% during the period.

MARKET ENVIRONMENT

Global equities managed a moderate return despite a geopolitical conflict between Russia and the West over Ukraine that raised risk aversion, especially in emerging markets. China also suffered from concerns that its economy is slowing, although we believe the government will manage to achieve a soft landing. We continue to believe the Chinese leadership is taking initial steps toward meaningful fundamental reforms in its economy, which are necessary to move China to the next level of economic development. Meanwhile, Brazil continued to suffer from a weak economy and market disappointment over government policies. A partial offset was India, where investors have begun to anticipate an election victory for a pro-business candidate and potential new investment cycle in the country. Among developed markets, the U.S. economy continues to modestly grow, and we are starting to see evidence of improvement in Europe as well.

PERFORMANCE DISCUSSION

Our holdings and overweight in India, led by Adani Enterprises, were the largest relative contributors in the period. Indian power, ports, and coal conglomerate Adani benefited from solid growth port volumes and a favorable electricity regulatory ruling for its key power plants. I believe the company is well positioned to benefit long-term from strong power and coal demand in India.

Adani and United Continental Holdings led the strong relative performance of our industrial holdings. United’s stock rose as the airline industry continued to show improved profitability and spending discipline. I believe United has significantly improved its operations following some missteps after its merger with Continental and should close its valuation gap with peers over time.

Our health care holdings, led by Jazz Pharmaceuticals, were also important contributors. Jazz benefited from strong earnings growth and significant sales momentum for its key drug Xyrem. A good market environment for specialty pharmaceutical stocks in general also aided the shares.

Our holdings and overweight in Russia were the primary relative detractors during the period. I didn’t foresee that protests in Ukraine would lead to perhaps the most dramatic escalation in geopolitical tension since the Cold War. I believe cooler heads will ultimately prevail, but geopolitical risk levels have clearly gone up. As a result, I sold our largest Russian position, Sberbank, despite my view that the Russian bank has an extremely strong franchise and undervalued stock price.

UK-based oil and gas exploration and production (E&P) company Ophir Energy also weighed on performance after the company reported disappointing drilling results offshore Gabon in western Africa. Despite this disappointment, we believe that Ophir has further potentially exciting exploration prospects in Africa as well as opportunities to sell down existing discoveries.

Brazilian integrated energy giant Petroleo Brasileiro (Petrobras), another detractor, suffered from production shortfalls, and more importantly the unwillingness of the Brazilian government to raise refined product prices to global levels. I continue to believe that Petrobras is a global leader in deepwater production with a very exciting long-term production growth outlook. I maintained a significant position in Petrobras during the period, but I am monitoring refined product price developments in Brazil, because the company needs price increases to fund its huge development program.

Despite the positive absolute return and relative outperformance during the six-month period, I am disappointed with the Fund’s one-year performance and especially with the three-year performance relative to the

68 | MARCH 31, 2014

(unaudited)

benchmarks. My investment approach has not changed, however, and I remain very optimistic about the strong long-term prospects of our companies and their attractive stock valuations.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

I am also an investor in the Overseas strategy, but more importantly, I am a steward of your money. I take my responsibility very seriously. I recognize that you have entrusted me and Janus with your hard-earned savings.

I am hopeful that an improving global economic environment will provide a better backdrop for global risk assets, especially in emerging markets. I strongly believe that our stocks are poised to reflect the earnings, cash flows and prospects of the underlying companies. We constantly evaluate the Fund to make sure we still have conviction in the core franchise and in the long-term prospects of each holding.

Conviction always is important, but in difficult times, it is critical. My conviction in the Fund comes from our team’s tremendous, in-depth fundamental research. The risk averse, momentum-oriented markets of the past few years have created tremendous opportunities to buy what I think are strong franchises on sale around the world. Many of our holdings have been out of favor in this environment because of perceived short-term stock specific or macro headwinds. As markets once again take a longer-term view and focus more on valuation, and as our companies’ strong long-term growth prospects become more visible, I believe the Fund can once again perform to my expectations and to the expectations of my investors.

Thank you for your continued investment in Janus Overseas Fund.

Janus Global & International Funds | 69

Janus Overseas Fund (unaudited)

Janus Overseas Fund At A Glance

5 Top Performers – Holdings

Contribution

Adani Enterprises, Ltd.	2.17%
United Continental Holdings, Inc.	1.84%
Jazz Pharmaceuticals PLC	1.29%
Reliance Industries, Ltd.	1.28%
DLF, Ltd.	0.87%

5 Bottom Performers – Holdings

Contribution

Morgan Stanley & Co. International PLC Sberbank of Russia Total Return Swap	–1.29%
Ophir Energy PLC	–0.71%
Petroleo Brasileiro SA (ADR)	–0.65%
Cobalt International Energy, Inc.	–0.64%
TCS Group Holding PLC (GDR)	–0.62%

5 Top Performers – Sectors*

		Fund Weighting	MSCI All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	4.39%	15.61%	11.13%
Health Care	0.92%	5.56%	7.96%
Materials	0.20%	2.87%	8.64%
Consumer Staples	0.13%	1.42%	9.92%
Utilities	0.08%	0.33%	3.40%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI All Country World ex-U.S.
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Energy	–2.41%	19.34%	9.12%
Consumer Discretionary	–1.31%	18.67%	10.77%
Information Technology	–1.16%	12.00%	6.62%
Financials	–0.69%	23.24%	26.75%
Other**	–0.01%	0.96%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

70 | MARCH 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Reliance Industries, Ltd. Oil, Gas & Consumable Fuels	8.2%
Li & Fung, Ltd. Textiles, Apparel & Luxury Goods	7.9%
United Continental Holdings, Inc. Airlines	5.2%
Petroleo Brasileiro SA (ADR) Oil, Gas & Consumable Fuels	4.1%
Adani Enterprises, Ltd. Trading Companies & Distributors	3.6%

29.0%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Emerging markets comprised 46.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

Janus Global & International Funds | 71

Janus Overseas Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Overseas Fund – Class A Shares
NAV	6.48%	12.74%	11.19%	8.21%	9.76%	0.94%
MOP	0.37%	6.27%	9.88%	7.57%	9.44%

Janus Overseas Fund – Class C Shares
NAV	6.05%	11.78%	10.05%	7.37%	9.03%	1.75%
CDSC	5.05%	10.78%	10.05%	7.37%	9.03%

Janus Overseas Fund – Class D Shares(1)	6.61%	13.02%	11.49%	8.40%	9.90%	0.60%

Janus Overseas Fund – Class I Shares	6.64%	13.08%	11.40%	8.36%	9.88%	0.54%

Janus Overseas Fund – Class N Shares	6.73%	13.17%	11.40%	8.36%	9.88%	0.43%

Janus Overseas Fund – Class R Shares	6.32%	12.34%	10.65%	7.77%	9.37%	1.18%

Janus Overseas Fund – Class S Shares	6.44%	12.62%	11.03%	8.05%	9.61%	0.93%

Janus Overseas Fund – Class T Shares	6.58%	12.93%	11.40%	8.36%	9.88%	0.68%

MSCI All Country World ex-U.S. IndexSM	5.30%	12.31%	15.52%	7.12%	N/A**

MSCI EAFE® Index	6.41%	17.56%	16.02%	6.53%	5.34%

Morningstar Quartile – Class T Shares	–	3rd	4th	1st	1st

Morningstar Ranking – based on total return for Foreign Large Blend Funds	–	613/817	697/720	57/497	11/184

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

72 | MARCH 31, 2014

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

Janus Global & International Funds | 73

Janus Overseas Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,064.80	$4.43	$1,000.00	$1,020.64	$4.33	0.86%

Class C Shares	$1,000.00	$1,060.50	$8.58	$1,000.00	$1,016.60	$8.40	1.67%

Class D Shares	$1,000.00	$1,065.80	$3.09	$1,000.00	$1,021.94	$3.02	0.60%

Class I Shares	$1,000.00	$1,066.40	$2.94	$1,000.00	$1,022.09	$2.87	0.57%

Class N Shares	$1,000.00	$1,067.00	$2.22	$1,000.00	$1,022.79	$2.17	0.43%

Class R Shares	$1,000.00	$1,063.20	$6.07	$1,000.00	$1,019.05	$5.94	1.18%

Class S Shares	$1,000.00	$1,064.40	$4.74	$1,000.00	$1,020.34	$4.63	0.92%

Class T Shares	$1,000.00	$1,065.80	$3.45	$1,000.00	$1,021.59	$3.38	0.67%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

74 | MARCH 31, 2014

Janus Overseas Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 98.7%
Air Freight & Logistics – 1.8%
503,157	Panalpina Welttransport Holding AG	$77,312,424
Airlines – 5.2%
5,041,734	United Continental Holdings, Inc.*,†	225,012,588
Automobiles – 0.2%
4,498,500	SAIC Motor Corp., Ltd. – Class Aß	10,019,978
Beverages – 1.0%
549,412	Remy Cointreau SA#	44,084,646
Biotechnology – 0.9%
577,661	Endo International PLC*	39,656,428
Capital Markets – 1.4%
1,307,840	Deutsche Bank AG	58,505,550
Commercial Banks – 5.1%
2,814,061	Axis Bank, Ltd.	68,825,858
2,951,258	Punjab National Bank	36,765,316
1,976,773	State Bank of India	63,482,501
3,429,836	TCS Group Holding PLC (GDR)	27,781,672
4,016,133	Turkiye Halk Bankasi A/S	24,880,195

		221,735,542
Communications Equipment – 0.9%
2,876,251	Telefonaktiebolaget LM Ericsson – Class B	38,319,784
Construction & Engineering – 2.0%
34,453,800	Louis XIII Holdings, Ltd.*,#,£	37,712,925
7,547,734	UGL, Ltd.#	49,127,594

		86,840,519
Diversified Financial Services – 0.6%
4,188,389	Reliance Capital, Ltd.	24,261,304
Electrical Equipment – 1.3%
3,608,864	Havells India, Ltd.	56,440,058
Food & Staples Retailing – 1.1%
2,922,114	X5 Retail Group NV (GDR)	45,789,526
Food Products – 0.2%
184,405,502	Chaoda Modern Agriculture Holdings, Ltd.*,ß,£	7,845,727
Hotels, Restaurants & Leisure – 4.9%
10,456,402	Bwin.Party Digital Entertainment PLC	22,065,950
21,589,000	Melco Crown Philippines Resorts Corp.*	6,263,826
16,011,535	Melco International Development, Ltd.	53,672,487
1,219,723	Orascom Development Holding AG	19,528,265
66,329,165	Shangri-La Asia, Ltd.	108,605,959

		210,136,487
Household Durables – 2.4%
1,392,800	Iida Group Holdings Co., Ltd.†	19,285,961
20,355,100	MRV Engenharia e Participacoes SA	72,591,033
22,089,260	PDG Realty SA Empreendimentos e Participacoes	14,021,836

		105,898,830
Independent Power and Renewable Electricity Producers – 0.5%
28,209,649	Adani Power, Ltd.*	22,958,870
Industrial Conglomerates – 2.3%
57,182,777	John Keells Holdings PLC£	99,353,160
Information Technology Services – 1.3%
1,606,908	QIWI PLC (ADR)#,£	55,679,362
Internet & Catalog Retail – 3.9%
1,881,163	Ctrip.com International, Ltd. (ADR)*,#	94,848,239
1,203,984	MakeMyTrip, Ltd.*	32,603,887
3,183,100	Rakuten, Inc.†	42,472,177

		169,924,303
Internet Software & Services – 2.2%
3,370,733	Youku Tudou, Inc. (ADR)*,#	94,515,353
Machinery – 0.5%
385,519	Vallourec SA	20,926,202
Media – 0.9%
2,090,500	Fuji Media Holdings, Inc.†	38,386,604
Metals & Mining – 2.4%
10,856,498	Fortescue Metals Group, Ltd.#	52,847,063
10,423,977	Hindustan Zinc, Ltd.	22,501,057
8,940,621	Turquoise Hill Resources, Ltd.*,#	29,928,796

		105,276,916
Oil, Gas & Consumable Fuels – 22.3%
4,164,640	Africa Oil Corp.*	27,920,006
2,921,946	Africa Oil Corp. – Private Placement*,§	19,599,768
8,249,870	Athabasca Oil Corp.*	59,412,797
4,963,091	Cobalt International Energy, Inc.*,†	90,923,827
5,937,535	Karoon Gas Australia, Ltd.*	14,093,470
21,019,322	Ophir Energy PLC*	84,088,500
6,571,628	Pacific Rubiales Energy Corp.#	118,376,109
13,354,174	Petroleo Brasileiro SA (ADR)†	175,607,388
22,709,823	Reliance Industries, Ltd.	353,967,475
840,443	Trilogy Energy Corp.	20,613,779

		964,603,119
Pharmaceuticals – 4.6%
31,752,211	Genomma Lab Internacional SAB de CV – Class B*	81,652,295
775,657	Jazz Pharmaceuticals PLC*	107,568,113
1,780,895	Strides Arcolab, Ltd.	11,543,087

		200,763,495
Real Estate Investment Trusts (REITs) – 1.4%
17,025,400	Concentradora Fibra Hotelera Mexicana SA de CV	28,744,318
27,967,785	Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	32,952,505

		61,696,823
Real Estate Management & Development – 7.6%
1,992,975	Countrywide PLC	21,742,935
41,187,426	DLF, Ltd.	121,703,447
313,705,268	Evergrande Real Estate Group, Ltd.#	148,029,509
2,060,620	Kennedy-Wilson Europe Real Estate PLC*	35,722,176

		327,198,067
Road & Rail – 0.7%
2,572,954	Globaltrans Investment PLC (GDR)	29,691,889
Semiconductor & Semiconductor Equipment – 3.0%
7,924,147	ARM Holdings PLC	131,822,555
Software – 4.6%
7,367,300	Nexon Co., Ltd.†	62,108,053
1,151,200	Nintendo Co., Ltd.†	136,760,775

		198,868,828
Textiles, Apparel & Luxury Goods – 7.9%
231,320,180	Li & Fung, Ltd.	341,777,557

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Global & International Funds | 75

Janus Overseas Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Trading Companies & Distributors – 3.6%
25,270,691	Adani Enterprises, Ltd.	$155,733,305

Total Common Stock (cost $4,383,164,299)		4,271,035,799

Warrants – 0.1%
Industrial Conglomerates – 0.1%
1,421,182	John Keells Holdings PLC expires 11/12/15*	746,216
1,421,182	John Keells Holdings PLC expires 11/11/16*	782,112

Total Warrants (cost $675,283)		1,528,328

Investment Purchased with Cash Collateral From Securities Lending – 6.0%
259,909,631	Janus Cash Collateral Fund LLC, 0.0579%°°,£ (cost $259,909,631)	259,909,631

Total Investments (total cost $4,643,749,213) – 104.8%		4,532,473,758

Liabilities, net of Cash, Receivables and Other Assets† – (4.8)%		(205,566,076)

Net Assets – 100%		$4,326,907,682

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

India	$970,786,165	21.4%
United States††	758,792,763	16.8
Hong Kong	541,768,928	12.0
China	355,258,806	7.8
Japan	299,013,570	6.6
Canada	275,851,255	6.1
Brazil	262,220,257	5.8
United Kingdom	259,719,940	5.7
Russia	158,942,449	3.5
Australia	116,068,127	2.6
Mexico	110,396,613	2.4
Sri Lanka	100,881,488	2.2
Switzerland	96,840,689	2.1
France	65,010,848	1.4
Germany	58,505,550	1.3
Turkey	57,832,700	1.3
Sweden	38,319,784	0.9
Philippines	6,263,826	0.1

Total	$4,532,473,758	100.0%

††	Includes Cash Equivalents of 5.7%.

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International: Japanese Yen 5/8/14	8,000,000,000	$77,535,606	$1,145,695

HSBC Securities (USA), Inc.: Japanese Yen 5/15/14	7,000,000,000	67,846,013	(106,809)

JPMorgan Chase & Co.: Japanese Yen 4/24/14	6,000,000,000	58,147,283	589,581

RBC Capital Markets Corp.: Japanese Yen 4/10/14	8,000,000,000	77,523,136	497,481

Total		$281,052,038	$2,125,948

Total Return Swap outstanding at March 31, 2014

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Fund	by the Fund	Termination Date	Appreciation

Credit Suisse International	$39,946,184	1 month USD LIBOR plus 75 basis points	Moscow Exchange	12/15/15	$7,270,797

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

76 | MARCH 31, 2014

Notes to Schedules of Investments and Other Information (unaudited)

MSCI All Country Asia ex-Japan Index	A free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

MSCI All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI World Health Care Index	A capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

L.P.	Limited Partnership

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Company

NVDR	Non-Voting Depositary Receipt

OTC	Over-the-Counter

PCL	Public Company Limited

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Emerging Markets Fund	$91,037	0.3%

*	Non-income producing security.

Janus Global & International Funds | 77

Notes to Schedules of Investments and Other Information (unaudited) (continued)

†	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2014, is noted below.

Fund	Aggregate Value

Janus Asia Equity Fund	$37,000
Janus Emerging Markets Fund	1,081,813
Janus Global Life Sciences Fund	137,887,059
Janus Global Select Fund	113,032,600
Janus Global Technology Fund	117,531,946
Janus Overseas Fund	817,507,477

ß	Security is illiquid.

°°	Rate shown is the 7-day yield as of March 31, 2014.

#	Loaned security; a portion or all of the security is on loan at March 31, 2014.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Global Life Sciences Fund
Fibrogen, Inc. – Private Placement	12/28/04 – 11/8/05	$5,786,786	$6,333,669	0.3%
GMP Cos. – Private Placement	3/9/09	877,931	0	0.0
Lifesync Holdings – Private Placement	3/9/09	4,956,111	0	0.0

Total		$11,620,828	$6,333,669	0.3%

Janus Global Technology Fund
Apptio, Inc.	5/2/13	$4,287,668	$4,287,668	0.4%

Janus Overseas Fund
Africa Oil Corp. – Private Placement	10/17/13	$23,586,134	$19,599,768	0.5%

The Funds have registration rights for certain restricted securities held as of March 31, 2014. The issuer incurs all registration costs.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2014. Unless otherwise indicated, all information in the table is for the period ended March 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/13	Purchases	Sales	at 3/31/14	Gain/(Loss)	Income	at 3/31/14

Janus Asia Equity Fund
Janus Cash Collateral Fund LLC	–	469,500	(319,200)	150,300	$–	$784(1)	$150,300
Janus Cash Liquidity Fund LLC	246,000	10,137,110	(9,988,110)	395,000	–	133	395,000

Total					$–	$917	$545,300

Janus Emerging Markets Fund
Janus Cash Collateral Fund LLC	–	1,177,040	(875,540)	301,500	$–	$1,527(1)	$301,500
Janus Cash Liquidity Fund LLC	265,066	9,757,186	(9,885,252)	137,000	–	188	137,000

Total					$–	$1,715	$438,500

78 | MARCH 31, 2014

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/13	Purchases	Sales	at 3/31/14	Gain/(Loss)	Income	at 3/31/14

Janus Global Life Sciences Fund
Janus Cash Collateral Fund LLC	–	110,381,585	(54,940,787)	55,440,798	$–	$44,669(1)	$55,440,798
Janus Cash Liquidity Fund LLC	59,727,573	361,603,254	(395,845,000)	25,485,827	–	20,396	25,485,827
Lipocine, Inc.	755,969	–	(4,043)	751,926	16,899	–	5,594,329
OvaScience, Inc.(2)	908,774	233,927	–	1,142,701	–	–	N/A

Total					$16,899	$65,065	$86,520,954

Janus Global Research Fund
Janus Cash Liquidity Fund LLC	21,439,471	201,151,636	(222,591,107)	–	$–	$3,410	$–

Janus Global Select Fund
Janus Cash Liquidity Fund LLC	2,020,000	158,166,626	(154,648,626)	5,538,000	$–	$1,153	$5,538,000

Janus Global Technology Fund
Janus Cash Collateral Fund LLC	–	66,292,811	(24,700,946)	41,591,865	$–	$38,073(1)	$41,591,865
Janus Cash Liquidity Fund LLC	51,814,872	79,404,357	(131,219,229)	–	–	9,242	–

Total					$–	$47,315	$41,591,865

Janus International Equity Fund
Janus Cash Liquidity Fund LLC	–	67,157,816	(61,354,245)	5,803,571	$–	$2,176	$5,803,571

Janus Overseas Fund
Chaoda Modern Agriculture Holdings, Ltd.	184,405,502	–	–	184,405,502	$–	$–	$7,845,727
Janus Cash Collateral Fund LLC	–	385,309,146	(125,399,515)	259,909,631	–	403,979(1)	259,909,631
Janus Cash Liquidity Fund LLC	5,128,000	394,209,322	(399,337,322)	–	–	4,330	–
John Keells Holdings PLC	74,878,133	4,263,403	(21,958,759)	57,182,777	12,977,985	1,111,075	99,353,160
Louis XIII Holdings, Ltd.	34,683,800	–	(230,000)	34,453,800	(1,927)	–	37,712,925
QIWI PLC (ADR)	966,190	831,173	(190,455)	1,606,908	1,353,083	378,746	55,679,362

Total					$14,329,141	$1,898,130	$460,500,805

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
(2)	Company was no longer an affiliate as of March 31, 2014.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Asia Equity Fund
Common Stock	$15,512,902	$–	$–

Preferred Stock	–	166,910	–

Money Market	–	395,000	–

Investment Purchased with Cash Collateral From Securities Lending	–	150,300	–

Total Investments in Securities	$15,512,902	$712,210	$–

Janus Global & International Funds | 79

Notes to Schedules of Investments and Other Information (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Emerging Markets Fund
Common Stock	$30,130,231	$–	$–

Corporate Bond	–	49,760	–

Preferred Stock	–	420,143	–

Warrant	41,277	–	–

Money Market	–	137,000	–

Investment Purchased with Cash Collateral From Securities Lending	–	301,500	–

Total Investments in Securities	$30,171,508	$908,403	$–

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$4,442	$–
Outstanding Swap Contracts at Value	–	25,123	–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$3,188	$–

Investments in Securities:
Janus Global Life Sciences Fund
Common Stock
Health Care Equipment & Supplies	$172,489,894	$–	$0
Pharmaceuticals	620,507,392	–	6,333,669
All Other	1,174,278,095	–	–

Corporate Bond	–	22,170,915	–

Money Market	–	25,485,827	–

Investment Purchased with Cash Collateral From Securities Lending	–	55,440,798	–

Total Investments in Securities	$1,967,275,381	$103,097,540	$6,333,669

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$199,267	$–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$67,561	$–

Investments in Securities:
Janus Global Research Fund
Common Stock	$2,578,752,099	$–	$–

Preferred Stock	–	29,871,353	–

Total Investments in Securities	$2,578,752,099	$29,871,353	$–

Investments in Securities:
Janus Global Select Fund
Common Stock	$2,245,749,627	$–	$–

Preferred Stock	–	33,456,122	–

Money Market	–	5,538,000	–

Total Investments in Securities	$2,245,749,627	$38,994,122	$–

80 | MARCH 31, 2014

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Technology Fund
Common Stock
Oil, Gas & Consumable Fuels	$–	$–	$4,287,668
All Other	1,027,124,889	–	–

OTC Purchased Option	–	2,487	–

Investment Purchased with Cash Collateral From Securities Lending	–	41,591,865	–

Total Investments in Securities	$1,027,124,889	$41,594,352	$4,287,668

Other Financial Instruments(a) - Assets:
Forward Currency Contracts	$–	$221,628	$–

Investments in Securities Sold Short:
Common Stock	$7,325,229	$–	$–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$20,513	$–
Options Written, at Value	–	389,505	–

Investments in Securities:
Janus International Equity Fund
Common Stock	$295,647,853	$–	$–

Preferred Stock	–	6,112,376	–

Right	97,275	–	–

Money Market	–	5,803,571	–

Total Investments in Securities	$295,745,128	$11,915,947	$–

Investments in Securities:
Janus Overseas Fund
Common Stock
Food Products	$–	$–	$7,845,727
Oil, Gas & Consumable Fuels	945,003,351	19,599,768	–
All Other	3,298,586,953	–	–

Warrants	1,528,328	–	–

Investment Purchased with Cash Collateral From Securities Lending	–	259,909,631	–

Total Investments in Securities	$4,245,118,632	$279,509,399	$7,845,727

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$2,232,757	$–
Outstanding Swap Contracts at Value	–	7,270,797	–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$106,809	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

Janus Global & International Funds | 81

Statements of Assets and Liabilities

								Janus
		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas
As of March 31, 2014 (unaudited)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Fund

Assets:
Investments at cost	$16,392,396	$31,525,941	$1,518,982,859	$2,139,286,480	$1,784,116,356	$818,065,948	$260,928,352	$4,643,749,213
Unaffiliated investments at value(1)	$15,679,812	$30,641,411	$1,990,185,636	$2,608,623,452	$2,279,205,749	$1,031,415,044	$301,857,504	$4,071,972,953
Affiliated investments at value(1)	545,300	438,500	86,520,954	–	5,538,000	41,591,865	5,803,571	460,500,805
Cash	2,573	9,317	–	–	64,295	–	121,112	–
Cash denominated in foreign currency(2)	20,979	16,328	–	36,818	104,068	29,195	16,865	229,218
Restricted cash (Note 1)	61,636	600,602	–	–	20,630	400,000	–	62,542,630
Deposits with broker for short sales	–	–	–	–	–	6,732,874	–	–
Forward currency contracts	–	4,442	199,267	–	–	221,628	–	2,232,757
Closed foreign currency contracts	–	102	–	–	–	117,386	168,017	1,727,356
Outstanding swap contracts at value	–	25,123	–	–	–	–	–	7,270,797
Non-interested Trustees’ deferred compensation	326	635	40,811	52,768	46,245	20,904	6,228	88,129
Receivables:
Investments sold	714	–	46,306,161	20,921,412	2,245,720	7,707,408	–	19,952,583
Fund shares sold	13,107	30,922	4,734,660	399,004	485,408	477,901	739,791	1,390,211
Dividends	23,013	31,989	857,324	2,815,740	2,335,980	301,602	870,902	3,441,281
Foreign dividend tax reclaim	41	1,009	732,718	1,002,761	1,713,050	156,356	398,831	955,650
Interest	–	1,738	61,995	–	–	12	–	–
Dividends and interest on swap contracts	–	–	–	–	–	–	–	1,098,333
Other assets	104	3	2,425,381	53,752	17,326	9,837	8,757	1,469,997
Total Assets	16,347,605	31,802,121	2,132,064,907	2,633,905,707	2,291,776,471	1,089,182,012	309,991,578	4,634,872,700
Liabilities:
Due to custodian	–	–	2,396,037	7,114,574	–	828,002	–	7,891,179
Collateral for securities loaned (Note 3)	150,300	301,500	55,440,798	–	–	41,591,865	–	259,909,631
Short sales, at value(3)	–	–	–	–	–	7,325,229	–	–
Forward currency contracts	–	3,188	67,561	–	–	20,513	–	106,809
Closed foreign currency contracts	–	–	140,220	–	–	28,608	–	194,667
Options written, at value(4)	–	–	–	–	–	389,505	–	–
Payables:
Investments purchased	–	–	50,609,800	15,418,286	2,262,040	3,891,269	140,787	2,841,200
Fund shares repurchased	544	2,722	7,524,813	714,650	17,675,567	788,873	1,067,705	31,431,638
Dividends and interest on swap contracts	–	–	–	–	–	–	–	25,767
Advisory fees	4,179	9,985	1,140,974	1,165,055	1,231,757	567,458	167,239	1,341,714
Fund administration fees	132	256	17,828	22,246	19,246	8,867	2,553	36,105
Internal servicing cost	42	106	1,178	837	318	196	1,201	4,952
Administrative services fees	1,269	1,201	286,947	368,048	293,125	138,513	7,357	594,904
Distribution fees and shareholder servicing fees	1,057	295	26,668	18,256	5,420	4,388	28,422	226,700
Administrative, networking and omnibus fees	106	313	9,819	14,034	8,784	4,529	13,246	235,025
Non-interested Trustees’ fees and expenses	75	383	8,218	14,364	12,693	5,625	1,543	27,368
Non-interested Trustees’ deferred compensation fees	326	635	40,811	52,768	46,245	20,904	6,228	88,129
Foreign tax liability	–	–	–	–	–	–	–	1,642,767
Accrued expenses and other payables	60,899	84,328	282,019	566,966	1,074,915	412,873	102,166	1,366,463
Total Liabilities	218,929	404,912	117,993,691	25,470,084	22,630,110	56,027,217	1,538,447	307,965,018
Net Assets	$16,128,676	$31,397,209	$2,014,071,216	$2,608,435,623	$2,269,146,361	$1,033,154,795	$308,453,131	$4,326,907,682

See footnotes at the end of the Statements.

See Notes to Financial Statements.

82 | MARCH 31, 2014

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Statements of Assets and Liabilities  (continued)

								Janus
		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	Janus International	Overseas
As of March 31, 2014 (unaudited)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$16,361,172	$34,840,342	$1,360,129,507	$2,866,455,565	$2,571,793,265	$689,992,638	$263,499,987	$5,595,387,786
Undistributed net investment income/(loss)*	(99,893)	94,446	2,804,208	9,820,708	1,600,744	(1,020,135)	1,883,565	15,155,941
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	36,137	(3,115,140)	93,257,777	(737,232,726)	(804,863,821)	89,225,950	(3,670,814)	(1,179,960,339)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(5)	(168,740)	(422,439)	557,879,724	469,392,076	500,616,173	254,956,342	46,740,393	(103,675,706)
Total Net Assets	$16,128,676	$31,397,209	$2,014,071,216	$2,608,435,623	$2,269,146,361	$1,033,154,795	$308,453,131	$4,326,907,682
Net Assets - Class A Shares	$987,054	$289,392	$36,169,763	$12,364,795	$6,506,680	$8,025,852	$57,013,009	$146,840,330
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	106,226	34,515	790,161	202,456	504,582	344,417	4,170,505	4,025,027
Net Asset Value Per Share(6)	$9.29	$8.38	$45.78	$61.07	$12.90	$23.30	$13.67	$36.48
Maximum Offering Price Per Share(7)	$9.86	$8.89	$48.57	$64.80	$13.69	$24.72	$14.50	$38.71
Net Assets - Class C Shares	$824,870	$199,350	$19,792,981	$5,974,505	$4,230,741	$2,630,479	$16,582,023	$64,364,473
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	89,089	23,994	448,477	99,157	335,679	117,083	1,237,125	1,793,624
Net Asset Value Per Share(6)	$9.26	$8.31	$44.13	$60.25	$12.60	$22.47	$13.40	$35.89
Net Assets - Class D Shares	$8,315,841	$9,252,486	$1,079,712,621	$1,442,720,697	$1,632,648,955	$699,718,690	$23,814,813	$1,252,545,550
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	891,232	1,108,785	23,388,178	23,913,275	127,259,507	29,718,145	1,749,607	34,368,314
Net Asset Value Per Share	$9.33	$8.34	$46.16	$60.33	$12.83	$23.55	$13.61	$36.44
Net Assets - Class I Shares	$3,618,900	$20,177,502	$110,519,058	$115,022,864	$34,139,104	$13,296,343	$71,886,704	$419,405,766
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	387,650	2,412,722	2,391,100	1,880,652	2,653,704	561,966	5,275,122	11,479,189
Net Asset Value Per Share	$9.34	$8.36	$46.22	$61.16	$12.86	$23.66	$13.63	$36.54
Net Assets - Class N Shares	N/A	N/A	N/A	N/A	N/A	N/A	$115,486,609	$184,095,398
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	N/A	N/A	N/A	8,484,677	5,050,123
Net Asset Value Per Share	N/A	N/A	N/A	N/A	N/A	N/A	$13.61	$36.45
Net Assets - Class R Shares	N/A	N/A	N/A	$2,000,482	$931,276	N/A	$2,683,749	$82,858,766
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	N/A	N/A	32,947	72,979	N/A	199,101	2,301,126
Net Asset Value Per Share	N/A	N/A	N/A	$60.72	$12.76	N/A	$13.48	$36.01
Net Assets - Class S Shares	$818,776	$354,848	$12,394,521	$45,056,725	$461,226	$2,149,135	$9,399,342	$519,591,798
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	88,098	42,522	272,643	736,245	35,563	92,816	670,615	14,320,484
Net Asset Value Per Share	$9.29	$8.34	$45.46	$61.20	$12.97	$23.15	$14.02	$36.28
Net Assets - Class T Shares	$1,563,235	$1,123,631	$755,482,272	$985,295,555	$590,228,379	$307,334,296	$11,586,882	$1,657,205,601
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	168,148	134,335	16,390,750	16,344,470	45,934,870	13,085,539	856,886	45,490,258
Net Asset Value Per Share	$9.30	$8.36	$46.09	$60.28	$12.85	$23.49	$13.52	$36.43

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated/Affiliated investments at value includes $141,858, $284,566, $54,039,950, $40,292,194 and $247,331,636 of securities loaned for Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund and Janus Overseas Fund, respectively. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $20,729, $16,287, $36,982, $104,532, $29,325, $16,865 and $227,953 for Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund and Janus Overseas Fund, respectively.
(3)	Proceeds of $6,732,873 for Janus Global Technology Fund.
(4)	Premiums of $790,660 for Janus Global Technology Fund.
(5)	Net of foreign tax on investments of $1,642,767 for Janus Overseas Fund.
(6)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(7)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

84 | MARCH 31, 2014

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Statements of Operations

							Janus
		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus
For the period ended March 31, 2014 (unaudited)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Overseas Fund

Investment Income:
Interest	$–	$3,499	$51,457	$–	$–	$–	$–	$–
Affiliated securities lending income, net	784	1,527	44,669	–	–	38,073	–	403,979
Interest proceeds from short sales	–	–	–	–	1,164	3,849	–	–
Dividends	219,573	519,354	10,573,423	22,276,412	13,690,578	3,873,047	3,363,433	32,818,072
Dividends from affiliates	133	188	20,396	3,410	1,153	9,242	2,176	1,494,151
Other Income	142	201	–	3,720	16,964	–	754	715
Foreign tax withheld	(7,243)	(21,243)	(305,523)	(456,535)	(462,925)	(36,053)	(97,228)	(316,990)
Total Investment Income	213,389	503,526	10,384,422	21,827,007	13,246,934	3,888,158	3,269,135	34,399,927
Expenses:
Advisory fees	61,679	126,679	5,379,551	7,367,159	7,215,753	3,242,109	890,718	8,440,872
Internal servicing expense - Class A Shares	48	20	781	637	375	297	2,301	9,009
Internal servicing expense - Class C Shares	82	19	650	574	453	202	1,554	7,842
Internal servicing expense - Class I Shares	46	453	861	2,907	925	269	1,454	17,510
Shareholder reports expense	4,727	895	161,352	335,855	564,195	215,302	7,886	496,219
Transfer agent fees and expenses	2,040	2,862	180,286	337,781	505,919	218,651	7,071	253,168
Registration fees	36,408	56,001	86,615	86,654	69,450	70,180	92,395	91,545
Custodian fees	17,932	10,707	15,473	82,022	82,760	24,112	26,561	487,950
Professional fees	26,334	28,665	35,898	75,227	45,361	38,226	30,570	60,663
Non-interested Trustees’ fees and expenses	132	183	21,352	30,302	28,327	12,373	3,339	42,320
Short sales dividend expense	–	–	–	–	–	20,689	–	–
Short sales interest expense	–	–	–	–	–	9,721	–	–
Stock loan fees	–	–	–	–	–	11,370	–	–
Fund administration fees	701	1,424	84,055	128,805	112,746	50,658	14,151	230,730
Administrative services fees - Class D Shares	5,003	5,602	584,757	853,243	961,794	413,165	13,894	769,975
Administrative services fees - Class R Shares	N/A	N/A	N/A	2,212	1,095	N/A	2,822	108,582
Administrative services fees - Class S Shares	1,007	430	13,016	58,270	796	2,267	11,049	711,198
Administrative services fees - Class T Shares	1,562	1,260	775,252	1,220,923	756,604	377,412	13,362	2,224,055
Distribution fees and shareholder servicing fees - Class A Shares	1,243	339	28,660	15,331	8,766	8,600	62,370	209,950
Distribution fees and shareholder servicing fees - Class C Shares	4,078	982	60,072	29,550	21,367	12,404	77,199	352,761
Distribution fees and shareholder servicing fees - Class R Shares	N/A	N/A	N/A	4,425	2,189	N/A	5,644	217,163
Distribution fees and shareholder servicing fees - Class S Shares	1,007	430	13,016	58,269	796	2,267	11,049	711,198
Administrative, networking and omnibus fees - Class A Shares	106	418	12,446	7,851	3,768	5,638	26,100	176,119
Administrative, networking and omnibus fees - Class C Shares	–	119	8,002	4,068	4,503	1,618	12,299	100,592
Administrative, networking and omnibus fees - Class I Shares	21	321	14,200	43,966	7,466	8,781	15,575	364,199
Other expenses	5,815	17,220	50,111	93,854	85,756	42,897	15,024	168,643
Total Expenses	169,971	255,029	7,526,406	10,839,885	10,481,164	4,789,208	1,344,387	16,252,263
Less: Expense and Fee Offset	–	–	(317)	(585)	(723)	(319)	(26)	(771)
Less: Excess Expense Reimbursement	(75,329)	(74,655)	(35,134)	(1,166,028)	(72,280)	(25,719)	(1,473)	(223,711)
Net Expenses after Waivers and Expense Offsets	94,642	180,374	7,490,955	9,673,272	10,408,161	4,763,170	1,342,888	16,027,781
Net Investment Income/(Loss)	118,747	323,152	2,893,467	12,153,735	2,838,773	(875,012)	1,926,247	18,372,146
Net Realized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	191,297	381,010	115,994,160	96,508,873	144,984,399	88,255,339	13,061,940	(4,838,093)
Net realized gain from investments in affiliates	–	–	16,899	–	–	–	–	14,329,141
Net realized loss from short sales	–	–	–	–	–	(364,134)	–	–
Net realized loss from swap contracts	(3,095)	(82,712)	–	–	–	–	–	(97,283,363)
Net realized gain from written options contracts	–	–	–	–	–	1,546,441	–	–
Total Net Realized Gain/(Loss) on Investments	188,202	298,298	116,011,059	96,508,873	144,984,399	89,437,646	13,061,940	(87,792,315)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Operations  (continued)

							Janus
		Janus Emerging	Janus Global	Janus Global	Janus Global	Janus Global	International	Janus
For the period ended March 31, 2014 (unaudited)	Janus Asia Equity Fund	Markets Fund	Life Sciences Fund	Research Fund	Select Fund	Technology Fund	Equity Fund	Overseas Fund

Change in Unrealized Net Appreciation/(Depreciation):
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	$225,006	$541,534	$127,282,901	$109,926,290	$74,406,243	$9,886,813	$(2,080,785)	$354,228,543
Change in unrealized net appreciation/(depreciation) of short sales	–	–	–	–	–	621,050	–	–
Change in unrealized net appreciation/(depreciation) of swap contracts	–	38,170	–	–	–	–	–	15,964,930
Change in unrealized net appreciation/(depreciation) of written options contracts	–	–	–	–	–	(714,675)	–	–
Total Change in Unrealized Net Appreciation/(Depreciation)	225,006	579,704	127,282,901	109,926,290	74,406,243	9,793,188	(2,080,785)	370,193,473
Net Increase in Net Assets Resulting from Operations	$531,955	$1,201,154	$246,187,427	$218,588,898	$222,229,415	$98,355,822	$12,907,402	$300,773,304

(1)	Net of foreign tax on investments of $1,642,767 for Janus Overseas Fund.

See Notes to Financial Statements.

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Statements of Changes in Net Assets

			Janus Emerging		Janus Global		Janus Global
	Janus Asia Equity Fund		Markets Fund		Life Sciences Fund		Research Fund
For the period ended March 31, 2014 (unaudited) and the year ended September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)(2)

Operations:
Net investment income/(loss)	$118,747	$71,035	$323,152	$194,902	$2,893,467	$(2,737,609)	$12,153,735	$15,350,697
Net realized gain/(loss) on investments	188,202	816,455	298,298	740,552	116,011,059	112,812,422	96,508,873	191,776,492
Change in unrealized net appreciation/(depreciation)	225,006	(769,350)	579,704	(283,940)	127,282,901	254,417,408	109,926,290	(12,172,266)
Net Increase in Net Assets Resulting from Operations	531,955	118,140	1,201,154	651,514	246,187,427	364,492,221	218,588,898	194,954,923
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(15,019)	(8,626)	(4,884)	(3,372)	–	–	(45,451)	(41,711)
Class C Shares	(6,667)	(507)	(2,193)	–	–	–	–	–
Class D Shares	(137,939)	(37,429)	(258,184)	(53,778)	–	–	(7,681,506)	(723,091)
Class I Shares	(22,736)	(16,488)	(480,741)	(44,472)	–	–	(731,958)	(438,657)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	(1,823)	–
Class S Shares	(10,968)	(5,512)	(9,049)	(1,092)	–	–	(96,560)	(11,123)
Class T Shares	(17,303)	(8,790)	(23,419)	(7,443)	–	–	(4,662,261)	(568,961)
Net Realized Gain from Investment Transactions*
Class A Shares	(34,349)	–	–	–	(1,479,375)	(147,016)	–	–
Class C Shares	(28,359)	–	–	–	(763,180)	(26,760)	–	–
Class D Shares	(291,794)	–	–	–	(69,260,876)	(20,197,163)	–	–
Class I Shares	(43,943)	–	–	–	(2,030,678)	(280,315)	–	–
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	–	–
Class S Shares	(27,742)	–	–	–	(719,491)	(7,154)	–	–
Class T Shares	(35,229)	–	–	–	(42,705,610)	(9,731,578)	–	–
Net Decrease from Dividends and Distributions to Shareholders	(672,048)	(77,352)	(778,470)	(110,157)	(116,959,210)	(30,389,986)	(13,219,559)	(1,783,543)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

			Janus Emerging		Janus Global		Janus Global
	Janus Asia Equity Fund		Markets Fund		Life Sciences Fund		Research Fund
For the period ended March 31, 2014 (unaudited) and the year ended September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)(2)

Capital Share Transactions:
Shares Sold
Class A Shares	42,807	328,649	63,997	456,062	24,231,866	8,804,957	899,482	3,057,233
Class C Shares	–	13,150	–	49,470	12,860,525	5,624,762	506,236	1,488,522
Class D Shares	2,522,627	11,339,922	2,528,328	5,565,370	150,068,050	125,728,122	21,207,372	21,607,668
Class I Shares	2,318,033	1,316,031	4,132,693	9,703,704	96,970,490	10,699,962	13,342,876	33,691,607
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	461,300	427,943
Class S Shares	–	319,529	4,476	20,930	3,934,652	8,437,902	3,723,295	4,901,518
Class T Shares	4,118,019	6,351,046	2,002,726	6,287,567	286,298,974	159,021,190	28,881,291	36,155,490
Shares Issued in Connection with Acquisition (Note 8)
Class A Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2,742,260
Class C Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,481,856
Class D Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,216,292,484
Class I Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	19,050,759
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,251,033
Class S Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	44,240,347
Class T Shares	N/A	N/A	N/A	N/A	N/A	N/A	N/A	854,057,205
Reinvested Dividends and Distributions
Class A Shares	49,368	8,626	4,844	3,334	1,462,186	145,307	41,453	39,943
Class C Shares	35,026	507	2,193	–	737,583	25,353	–	–
Class D Shares	424,518	36,986	252,962	53,634	68,340,423	19,940,262	7,456,417	708,129
Class I Shares	66,679	16,488	480,741	44,472	1,768,370	233,645	707,144	428,981
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	1,360	–
Class S Shares	38,710	5,512	9,049	1,092	719,491	7,154	95,759	11,123
Class T Shares	52,532	8,790	23,354	7,443	41,730,311	9,479,801	4,571,095	565,884
Shares Repurchased
Class A Shares	(61,757)	(249,743)	(60,426)	(1,215,748)	(3,608,528)	(1,684,528)	(1,305,104)	(7,306,050)
Class C Shares	(4,368)	–	(1,690)	(678,212)	(1,064,386)	(223,936)	(643,957)	(1,024,346)
Class D Shares	(1,903,461)	(7,187,372)	(2,755,727)	(6,048,131)	(68,517,939)	(76,410,161)	(65,007,597)	(91,051,699)
Class I Shares	(107,160)	(1,264,318)	(723,047)	(2,175,815)	(3,680,775)	(3,279,663)	(11,244,068)	(22,630,073)
Class R Shares	N/A	N/A	N/A	N/A	N/A	N/A	(164,936)	(204,106)
Class S Shares	–	(303,593)	–	(403,217)	(2,043,198)	(426,154)	(9,714,539)	(9,344,360)
Class T Shares	(4,307,253)	(5,618,052)	(1,752,947)	(7,780,891)	(105,219,484)	(57,206,671)	(68,160,287)	(132,086,148)
Net Increase/(Decrease) from Capital Share Transactions	3,284,320	5,122,158	4,211,526	3,891,064	504,988,611	208,917,304	(74,345,408)	1,978,553,203
Net Increase in Net Assets	3,144,227	5,162,946	4,634,210	4,432,421	634,216,828	543,019,539	131,023,931	2,171,724,583
Net Assets:
Beginning of period	12,984,449	7,821,503	26,762,999	22,330,578	1,379,854,388	836,834,849	2,477,411,692	305,687,109
End of period	$16,128,676	$12,984,449	$31,397,209	$26,762,999	$2,014,071,216	$1,379,854,388	$2,608,435,623	$2,477,411,692

Undistributed Net Investment Income/(Loss)*	$(99,893)	$(8,008)	$94,446	$549,764	$2,804,208	$(89,259)	$9,820,708	$10,886,532

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Values have been adjusted to conform with current year presentation.
(2)	Effective March 15, 2013, Janus Global Research Fund merged with and into Janus Worldwide Fund. Data shown for periods prior to March 15, 2013 is that of Janus Global Research Fund, the accounting survivor of the merger. Following the merger, Janus Worldwide Fund was renamed Janus Global Research Fund. See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Global		Janus Global		Janus International		Janus
	Select Fund		Technology Fund		Equity Fund		Overseas Fund
For the period ended March 31, 2014 (unaudited) and the year ended September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Operations:
Net investment income/(loss)	$2,838,773	$11,407,410	$(875,012)	$407,196	$1,926,247	$2,571,549	$18,372,146	$31,337,257
Net realized gain/(loss) on investments	144,984,399	80,014,723	89,437,646	77,403,988	13,061,940	18,517,437	(87,792,315)	(126,409,485)
Change in unrealized net appreciation/(depreciation)(2)	74,406,243	396,598,832	9,793,188	113,640,266	(2,080,785)	31,776,682	370,193,473	836,693,631
Net Increase in Net Assets Resulting from Operations	222,229,415	488,020,965	98,355,822	191,451,450	12,907,402	52,865,668	300,773,304	741,621,403
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	–	–	(331,303)	(404,295)	(5,806,375)	(8,480,419)
Class C Shares	–	–	–	–	–	(18,287)	(1,820,668)	(1,867,102)
Class D Shares	(7,411,935)	(8,635,475)	–	–	(211,368)	(155,213)	(51,455,216)	(48,268,671)
Class I Shares	(224,131)	(71,809)	–	–	(550,553)	(588,691)	(19,000,102)	(29,143,586)
Class N Shares	N/A	N/A	N/A	N/A	(1,168,608)	(939,220)	(7,498,313)	(2,120,749)
Class R Shares	–	–	N/A	N/A	(8,810)	(17,011)	(2,876,430)	(3,184,068)
Class S Shares	–	(9,477)	–	–	(64,977)	(46,238)	(19,895,812)	(26,153,217)
Class T Shares	(2,384,538)	(2,875,785)	–	–	(77,503)	(139,487)	(68,409,986)	(84,199,303)
Net Realized Gain from Investment Transactions*
Class A Shares	–	–	(492,418)	(12,648)	–	–	–	–
Class C Shares	–	–	(201,608)	(4,296)	–	–	–	–
Class D Shares	–	–	(50,487,334)	(2,051,958)	–	–	–	–
Class I Shares	–	–	(846,669)	(28,466)	–	–	–	–
Class N Shares	N/A	N/A	N/A	N/A	–	–	–	–
Class R Shares	–	–	N/A	N/A	–	–	–	–
Class S Shares	–	–	(135,582)	(2,258)	–	–	–	–
Class T Shares	–	–	(22,268,656)	(882,657)	–	–	–	–
Net Decrease from Dividends and Distributions to Shareholders	(10,020,604)	(11,592,546)	(74,432,267)	(2,982,283)	(2,413,122)	(2,308,442)	(176,762,902)	(203,417,115)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Global		Janus Global		Janus International		Janus
	Select Fund		Technology Fund		Equity Fund		Overseas Fund
For the period ended March 31, 2014 (unaudited) and the year ended September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Capital Share Transactions:
Shares Sold
Class A Shares	217,312	938,009	2,224,494	2,670,693	14,554,777	8,870,066	13,315,273	61,320,391
Class C Shares	75,554	204,519	683,691	971,462	3,437,722	1,972,213	2,894,209	7,722,202
Class D Shares	20,734,292	34,778,451	16,857,346	27,953,427	4,402,694	10,399,219	16,324,519	43,813,128
Class I Shares	2,056,494	21,764,754	4,571,469	4,067,396	26,651,388	16,525,749	87,913,118	202,097,671
Class N Shares	N/A	N/A	N/A	N/A	4,343,984	38,707,922	144,611,539	11,791,079
Class R Shares	63,235	643,487	N/A	N/A	793,433	454,281	7,797,432	23,585,293
Class S Shares	25,631	305,063	952,182	816,020	1,729,319	4,813,436	41,083,654	113,998,050
Class T Shares	17,702,249	36,072,590	29,248,542	36,533,358	2,053,420	3,957,900	59,880,478	173,209,896
Reinvested Dividends and Distributions
Class A Shares	–	–	432,165	12,105	314,124	383,108	4,685,234	6,646,084
Class C Shares	–	–	176,738	3,692	–	11,430	1,350,827	1,319,322
Class D Shares	7,270,574	8,467,443	49,453,122	2,009,510	208,004	152,492	49,706,550	46,778,449
Class I Shares	209,832	59,289	713,164	23,423	448,039	464,680	18,162,448	27,664,285
Class N Shares	N/A	N/A	N/A	N/A	1,168,608	939,220	7,498,313	2,120,749
Class R Shares	–	–	N/A	N/A	8,810	17,011	2,598,425	2,743,994
Class S Shares	–	9,443	135,582	2,258	64,285	45,494	19,648,948	25,934,643
Class T Shares	2,319,882	2,802,219	21,777,646	864,020	77,406	139,196	67,217,467	82,215,952
Shares Repurchased
Class A Shares	(1,846,605)	(7,352,850)	(627,156)	(1,373,324)	(6,484,066)	(17,803,743)	(61,309,772)	(247,927,782)
Class C Shares	(581,243)	(2,964,772)	(408,522)	(384,924)	(2,044,982)	(4,662,742)	(17,728,833)	(56,527,729)
Class D Shares	(94,251,608)	(280,658,451)	(39,055,927)	(78,575,656)	(3,206,348)	(5,736,397)	(126,616,701)	(334,842,269)
Class I Shares	(4,289,919)	(10,733,608)	(1,859,865)	(3,975,614)	(8,367,570)	(31,901,386)	(346,945,531)	(543,918,559)
Class N Shares	N/A	N/A	N/A	N/A	(4,913,891)	(14,071,702)	(16,820,495)	(23,346,819)
Class R Shares	(134,930)	(2,019,287)	N/A	N/A	(191,892)	(413,754)	(20,376,277)	(76,225,673)
Class S Shares	(358,284)	(937,589)	(188,153)	(303,965)	(767,702)	(1,108,822)	(179,076,031)	(517,083,939)
Class T Shares	(82,902,892)	(233,931,615)	(34,299,053)	(56,960,127)	(1,124,594)	(7,146,388)	(394,193,112)	(1,311,595,758)
Net Increase/(Decrease) from Capital Share Transactions	(133,690,426)	(432,552,905)	50,787,465	(65,646,246)	33,154,968	5,008,483	(618,378,318)	(2,278,507,340)
Net Increase/(Decrease) in Net Assets	78,518,385	43,875,514	74,711,020	122,822,921	43,649,248	55,565,709	(494,367,916)	(1,740,303,052)
Net Assets:
Beginning of period	2,190,627,976	2,146,752,462	958,443,775	835,620,854	264,803,883	209,238,174	4,821,275,598	6,561,578,650
End of period	$2,269,146,361	$2,190,627,976	$1,033,154,795	$958,443,775	$308,453,131	$264,803,883	$4,326,907,682	$4,821,275,598

Undistributed Net Investment Income/(Loss)*	$1,600,744	$8,782,575	$(1,020,135)	$(145,123)	$1,883,565	$2,370,440	$15,155,941	$173,546,697

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Values have been adjusted to conform with current year presentation.
(2)	Net of foreign tax on investments of $1,642,767 for Janus Overseas Fund.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Janus Asia Equity Fund
year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.44	$9.25	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.08(2)	0.07	0.14	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.24	0.20	1.68	(2.34)
Total from Investment Operations	0.32	0.27	1.82	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.08)	–	–
Distributions (from capital gains)*	(0.33)	–	–	–
Total Distributions	(0.47)	(0.08)	–	–
Net Asset Value, End of Period	$9.29	$9.44	$9.25	$7.43
Total Return**	3.49%	2.88%	24.50%	(25.70)%
Net Assets, End of Period (in thousands)	$987	$973	$878	$619
Average Net Assets for the Period (in thousands)	$997	$1,063	$768	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.50%	2.03%	4.43%	28.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.43%	1.52%	1.55%	1.35%
Ratio of Net Investment Income to Average Net Assets***	1.63%(2)	0.51%	0.87%	0.85%
Portfolio Turnover Rate	38%	104%	75%	2%

Class A Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2014 (unaudited) and	Markets Fund
each year or period ended September 30	2014	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$8.23	$7.99	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.08(2)	0.28	0.03	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.23	(0.01)	0.62	(2.58)
Total from Investment Operations	0.31	0.27	0.65	(2.59)
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.03)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Total Distributions	(0.16)	(0.03)	(0.07)	–
Net Asset Value, End of Period	$8.38	$8.23	$7.99	$7.41
Total Return**	3.86%	3.34%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$289	$275	$992	$971
Average Net Assets for the Period (in thousands)	$272	$759	$1,028	$1,107
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.15%	1.81%	2.37%	4.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.62%	1.48%	1.46%	1.34%
Ratio of Net Investment Income to Average Net Assets***	1.71%(2)	0.06%	0.47%	0.81%
Portfolio Turnover Rate	33%	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Net investment income/(loss) per share and Ratio of Net Investment Income to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income to Average Net Assets is $0.10 and 2.07%, respectively, for Janus Asia Equity Fund, and $0.03 and 0.88%, respectively, for Janus Emerging Markets Fund.
(3)	Period from December 28, 2010 (inception date) through September 30, 2011.

See Notes to Financial Statements.

98 | MARCH 31, 2014

Class A Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Life Sciences Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.09	$30.94	$22.72	$22.16	$19.69	$17.81
Income from Investment Operations:
Net investment income/(loss)	0.07(3)	0.09	0.05	(0.24)	0.21	(0.01)
Net gain on investments (both realized and unrealized)	7.06	12.19	8.17	0.94	2.28	1.89
Total from Investment Operations	7.13	12.28	8.22	0.70	2.49	1.88
Less Distributions:
Dividends (from net investment income)*	–	–	–	(0.14)	(0.02)	–
Distributions (from capital gains)*	(3.44)	(1.13)	–	–	–	–
Total Distributions	(3.44)	(1.13)	–	(0.14)	(0.02)	–
Net Asset Value, End of Period	$45.78	$42.09	$30.94	$22.72	$22.16	$19.69
Total Return**	17.94%	41.11%	36.18%	3.14%	12.65%	10.56%
Net Assets, End of Period (in thousands)	$36,170	$12,847	$3,324	$1,072	$1,571	$61
Average Net Assets for the Period (in thousands)	$22,991	$6,325	$1,801	$1,628	$849	$27
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.05%	1.04%	1.09%	1.07%	1.11%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.05%	1.04%	1.09%	1.07%	1.11%	1.05%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.21%(3)	(0.45)%	(0.42)%	(0.68)%	1.66%	(0.19)%
Portfolio Turnover Rate	23%	47%	50%	54%	42%	70%

Class A Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Research Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$56.34	$47.32	$39.39	$42.44	$35.83	$30.89
Income from Investment Operations:
Net investment income/(loss)	0.23	0.20	0.25	0.35	0.16	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	4.72	9.01	7.78	(2.96)	6.51	4.97
Total from Investment Operations	4.95	9.21	8.03	(2.61)	6.67	4.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.19)	(0.10)	(0.44)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–	–	–(4)	–
Total Distributions and Other	(0.22)	(0.19)	(0.10)	(0.44)	(0.06)	–
Net Asset Value, End of Period	$61.07	$56.34	$47.32	$39.39	$42.44	$35.83
Total Return**	8.81%	19.55%	20.40%	(6.33)%	18.64%	16.00%
Net Assets, End of Period (in thousands)	$12,365	$11,746	$11,173	$2,144	$756	$85
Average Net Assets for the Period (in thousands)	$12,298	$12,240	$8,144	$1,645	$291	$7
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%	1.09%	1.20%	1.16%	1.28%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	1.03%	1.20%	1.16%	1.27%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.77%	0.57%	0.55%	0.29%	0.58%	(3.12)%
Portfolio Turnover Rate	23%	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.07 and 0.46%, respectively.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 99

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Select Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.69	$9.35	$9.14	$10.99	$9.03	$7.59
Income from Investment Operations:
Net investment income/(loss)	0.04	0.07	0.06	0.19	(0.01)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.17	2.27	0.22	(1.93)	1.97	1.45
Total from Investment Operations	1.21	2.34	0.28	(1.74)	1.96	1.44
Less Distributions:
Dividends (from net investment income)*	–	–	(0.07)	(0.11)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	(0.07)	(0.11)	–	–
Net Asset Value, End of Period	$12.90	$11.69	$9.35	$9.14	$10.99	$9.03
Total Return**	10.35%	25.03%	3.11%	(16.04)%	21.71%	18.97%
Net Assets, End of Period (in thousands)	$6,507	$7,427	$11,777	$21,288	$33,737	$23,859
Average Net Assets for the Period (in thousands)	$7,032	$9,256	$17,151	$34,871	$29,501	$24,760
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.07%	1.18%	1.20%	1.08%	1.11%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.17%	1.18%	1.08%	1.10%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.09%	0.23%	0.13%	0.48%	0.19%	(0.36)%
Portfolio Turnover Rate	25%	53%	182%	138%	116%	125%

Class A Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Technology Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.84	$18.47	$15.05	$15.25	$12.56	$10.96
Income from Investment Operations:
Net investment income/(loss)	(0.02)	0.01	(0.03)	(0.02)	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	2.27	4.43	3.45	(0.18)	2.72	1.59
Total from Investment Operations	2.25	4.44	3.42	(0.20)	2.69	1.60
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(1.79)	(0.07)	–	–	–	–
Net Asset Value, End of Period	$23.30	$22.84	$18.47	$15.05	$15.25	$12.56
Total Return**	10.19%	24.11%	22.72%	(1.31)%	21.42%	14.60%
Net Assets, End of Period (in thousands)	$8,026	$5,849	$3,550	$2,150	$1,273	$232
Average Net Assets for the Period (in thousands)	$6,899	$4,439	$3,262	$2,070	$818	$88
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.14%	1.09%	1.18%	1.12%	1.26%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	1.09%	1.18%	1.11%	1.26%	0.99%
Ratio of Net Investment Loss to Average Net Assets***	(0.36)%	(0.10)%	(0.35)%	(0.39)%	(0.66)%	(0.45)%
Portfolio Turnover Rate	29%	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

100 | MARCH 31, 2014

Class A Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus International Equity Fund
and the year ended July 31	2014	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$13.16	$10.60	$9.41	$10.90	$9.65	$9.11	$11.53
Income from Investment Operations:
Net investment income	0.06(3)	0.12	0.14	0.14	0.06	0.02	0.12
Net gain/(loss) on investments (both realized and unrealized)	0.54	2.54	1.17	(1.57)	1.20	0.52	(2.29)
Total from Investment Operations	0.60	2.66	1.31	(1.43)	1.26	0.54	(2.17)
Less Distributions and Other:
Dividends (from net investment income)*	(0.09)	(0.10)	(0.12)	(0.06)	(0.01)	–	(0.16)
Distributions (from capital gains)*	–	–	–	–	–	–	(0.09)
Redemption fees	N/A	N/A	–(4)	–	–(4)	–	–
Total Distributions and Other	(0.09)	(0.10)	(0.12)	(0.06)	(0.01)	–	(0.25)
Net Asset Value, End of Period	$13.67	$13.16	$10.60	$9.41	$10.90	$9.65	$9.11
Total Return**	4.60%	25.26%	14.06%	(13.21)%	13.04%	5.93%	(18.29)%
Net Assets, End of Period (in thousands)	$57,013	$46,617	$45,259	$51,188	$75,583	$71,609	$65,443
Average Net Assets for the Period (in thousands)	$50,033	$45,869	$49,289	$76,011	$68,357	$69,156	$54,721
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.13%	1.16%	1.31%	1.22%	1.34%	1.31%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.16%	1.31%	1.22%	1.34%	1.31%	1.41%
Ratio of Net Investment Income to Average Net Assets***	1.22%(3)	0.88%	1.01%	1.02%	0.76%	1.02%	1.49%(5)
Portfolio Turnover Rate	29%	74%	57%	77%	132%	19%	176%

Class A Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended	Janus Overseas Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$35.47	$32.28	$33.87	$47.51	$38.63	$33.51
Income from Investment Operations:
Net investment income/(loss)	0.57(8)	1.81	1.18	0.08	(0.01)	0.22
Net gain/(loss) on investments (both realized and unrealized)	1.69	2.33	(0.10)	(13.67)	9.03	4.90
Total from Investment Operations	2.26	4.14	1.08	(13.59)	9.02	5.12
Less Distributions:
Dividends (from net investment income)*	(1.25)	(0.95)	–	(0.05)	(0.14)	–
Distributions (from capital gains)*	–	–	(2.67)	–	–	–
Total Distributions	(1.25)	(0.95)	(2.67)	(0.05)	(0.14)	–
Net Asset Value, End of Period	$36.48	$35.47	$32.28	$33.87	$47.51	$38.63
Total Return**	6.48%	12.99%	3.27%	(28.64)%	23.39%	15.28%
Net Assets, End of Period (in thousands)	$146,840	$184,757	$337,951	$569,936	$781,965	$462,533
Average Net Assets for the Period (in thousands)	$168,421	$257,869	$507,350	$892,190	$614,405	$452,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.94%	1.00%	1.03%	1.07%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.87%	0.98%	1.03%	1.07%	1.00%
Ratio of Net Investment Income to Average Net Assets***	0.64%(8)	0.36%	0.62%	0.31%	0.13%	0.39%
Portfolio Turnover Rate	16%	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Net investment income per share and Ratio of Net Investment Income to Average Net Assets include a special dividend from Vodafone Group PLC in February 2014. The impact of the special dividend to Net investment income per share and Ratio of Net Investment Income to Average Net Assets is $0.05 and 0.81%, respectively.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.
(8)	Net investment income/(loss) per share and Ratio of Net Investment Income to Average Net Assets include special dividends from Evergrande Real Estate Group, Ltd. and Strides Arcolab, Ltd. in October 2013 and December 2013, respectively. The impact of the special dividends to Net investment income/(loss) per share and Ratio of Net Investment Income to Average Net Assets is $0.09 and 0.44% and $0.13 and 0.62%, respectively.

See Notes to Financial Statements.

Janus Global & International Funds | 101

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Janus Asia Equity Fund
year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.38	$9.18	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.05(2)	–(3)	0.06	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.24	0.21	1.69	(2.34)
Total from Investment Operations	0.29	0.21	1.75	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.01)	–	–
Distributions (from capital gains)*	(0.33)	–	–	–
Total Distributions	(0.41)	(0.01)	–	–
Net Asset Value, End of Period	$9.26	$9.38	$9.18	$7.43
Total Return**	3.10%	2.24%	23.55%	(25.70)%
Net Assets, End of Period (in thousands)	$825	$804	$775	$619
Average Net Assets for the Period (in thousands)	$818	$815	$716	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.24%	2.77%	5.45%	29.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.16%	2.23%	2.30%	1.38%(4)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.91%(2)	(0.20)%	0.08%	0.82%
Portfolio Turnover Rate	38%	104%	75%	2%

Class C Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Markets Fund
year or period ended September 30	2014	2013	2012	2011(5)

Net Asset Value, Beginning of Period	$8.12	$7.91	$7.39	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.05(2)	(0.20)	(0.03)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.23	0.41	0.62	(2.56)
Total from Investment Operations	0.28	0.21	0.59	(2.61)
Less Distributions:
Dividends (from net investment income)*	(0.09)	–	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Total Distributions	(0.09)	–	(0.07)	–
Net Asset Value, End of Period	$8.31	$8.12	$7.91	$7.39
Total Return**	3.48%	2.65%	7.98%	(26.10)%
Net Assets, End of Period (in thousands)	$199	$194	$771	$677
Average Net Assets for the Period (in thousands)	$197	$428	$788	$838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.85%	2.54%	3.04%	5.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.32%	2.16%	2.21%	1.71%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.22%(2)	(0.97)%	(0.27)%	0.33%
Portfolio Turnover Rate	33%	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. » The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 2.07%, respectively, for Janus Asia Equity Fund, and $0.04 and 0.88%, respectively, for Janus Emerging Markets Fund.
(3)	Less than $0.01 on a per share basis.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.34% in 2011 without the waiver of these fees and expenses.
(5)	Period from December 28, 2010 (inception date) through September 30, 2011.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.32% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

102 | MARCH 31, 2014

Class C Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Life Sciences Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$40.85	$30.30	$22.41	$21.97	$19.64	$17.81
Income from Investment Operations:
Net investment income/(loss)	0.03(3)	0.34	(0.34)	(0.18)	0.13	(0.03)
Net gain on investments (both realized and unrealized)	6.69	11.34	8.23	0.71	2.20	1.86
Total from Investment Operations	6.72	11.68	7.89	0.53	2.33	1.83
Less Distributions:
Dividends (from net investment income)*	–	–	–	(0.09)	–	–
Distributions (from capital gains)*	(3.44)	(1.13)	–	–	–	–
Total Distributions	(3.44)	(1.13)	–	(0.09)	–	–
Net Asset Value, End of Period	$44.13	$40.85	$30.30	$22.41	$21.97	$19.64
Total Return**	17.46%	39.97%	35.21%	2.39%	11.86%	10.28%
Net Assets, End of Period (in thousands)	$19,793	$6,686	$510	$461	$187	$21
Average Net Assets for the Period (in thousands)	$12,047	$2,021	$456	$289	$75	$7
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.83%	1.83%	1.83%	1.77%	1.88%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.83%	1.83%	1.83%	1.77%	1.88%	1.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.58)%(3)	(1.31)%	(1.16)%	(1.23)%	1.27%	(1.09)%
Portfolio Turnover Rate	23%	47%	50%	54%	42%	70%

Class C Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Research Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$55.58	$46.88	$39.27	$42.48	$36.11	$31.24
Income from Investment Operations:
Net investment income/(loss)	(0.01)	(0.07)	(0.03)	0.06	0.03	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	4.68	8.77	7.64	(2.99)	6.40	4.90
Total from Investment Operations	4.67	8.70	7.61	(2.93)	6.43	4.87
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(0.28)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–	–	–(4)	–
Total Distributions and Other	–	–	–	(0.28)	(0.06)	–
Net Asset Value, End of Period	$60.25	$55.58	$46.88	$39.27	$42.48	$36.11
Total Return**	8.40%	18.56%	19.38%	(7.02)%	17.79%	15.60%
Net Assets, End of Period (in thousands)	$5,975	$5,646	$2,971	$1,624	$447	$188
Average Net Assets for the Period (in thousands)	$5,926	$4,529	$2,064	$1,238	$248	$28
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.78%	1.86%	2.04%	1.93%	1.95%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.70%	1.79%	2.04%	1.93%	1.95%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%(5)	(0.16)%	(0.40)%	(0.49)%	(0.03)%	(1.32)%
Portfolio Turnover Rate	23%	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.06 and 0.46%, respectively.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Less than 0.01%.

See Notes to Financial Statements.

Janus Global & International Funds | 103

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Select Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.48	$9.25	$9.04	$10.89	$9.01	$7.59
Income from Investment Operations:
Net investment income/(loss)	(0.08)	(0.17)	(0.09)	0.10	(0.07)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	1.20	2.40	0.30	(1.91)	1.95	1.45
Total from Investment Operations	1.12	2.23	0.21	(1.81)	1.88	1.42
Less Distributions:
Dividends (from net investment income)*	–	–	–	(0.04)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	(0.04)	–	–
Net Asset Value, End of Period	$12.60	$11.48	$9.25	$9.04	$10.89	$9.01
Total Return**	9.76%	24.11%	2.32%	(16.68)%	20.87%	18.71%
Net Assets, End of Period (in thousands)	$4,231	$4,333	$5,985	$10,384	$14,285	$9,611
Average Net Assets for the Period (in thousands)	$4,285	$4,976	$9,087	$16,160	$12,066	$9,297
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.92%	1.94%	1.96%	1.81%	1.88%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.92%	1.93%	1.93%	1.81%	1.88%	1.93%
Ratio of Net Investment Loss to Average Net Assets***	(0.75)%	(0.54)%	(0.61)%	(0.23)%	(0.57)%	(1.14)%
Portfolio Turnover Rate	25%	53%	182%	138%	116%	125%

Class C Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Technology Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.16	$18.04	$14.79	$15.12	$12.53	$10.96
Income from Investment Operations:
Net investment income/(loss)	(0.05)	(0.02)	(0.16)	(0.11)	(0.09)	–(3)
Net gain/(loss) on investments (both realized and unrealized)	2.15	4.21	3.41	(0.22)	2.68	1.57
Total from Investment Operations	2.10	4.19	3.25	(0.33)	2.59	1.57
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–
Total Distributions and Other	(1.79)	(0.07)	–	–	–	–
Net Asset Value, End of Period	$22.47	$22.16	$18.04	$14.79	$15.12	$12.53
Total Return**	9.81%	23.29%	21.97%	(2.18)%	20.67%	14.32%
Net Assets, End of Period (in thousands)	$2,630	$2,152	$1,234	$995	$613	$36
Average Net Assets for the Period (in thousands)	$2,488	$1,506	$1,063	$1,037	$441	$14
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.86%	1.82%	1.99%	1.84%	1.98%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.86%	1.81%	1.99%	1.84%	1.98%	1.75%
Ratio of Net Investment Loss to Average Net Assets***	(1.10)%	(0.83)%	(1.17)%	(1.11)%	(1.35)%	(1.20)%
Portfolio Turnover Rate	29%	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

104 | MARCH 31, 2014

Class C Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus International Equity Fund
and the year ended July 31	2014	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$12.87	$10.37	$9.19	$10.68	$9.52	$9.00	$11.37
Income from Investment Operations:
Net investment income/(loss)	0.03(3)	–(4)	0.02	0.02	(0.02)	0.01	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.50	2.51	1.18	(1.51)	1.18	0.51	(2.26)
Total from Investment Operations	0.53	2.51	1.20	(1.49)	1.16	0.52	(2.20)
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.01)	(0.02)	–	–	–	(0.08)
Distributions (from capital gains)*	–	–	–	–	–	–	(0.09)
Redemption fees	N/A	N/A	–(5)	–	–(5)	–	–
Total Distributions and Other	–	(0.01)	(0.02)	–	–	–	(0.17)
Net Asset Value, End of Period	$13.40	$12.87	$10.37	$9.19	$10.68	$9.52	$9.00
Total Return**	4.12%	24.26%	13.11%	(13.95)%	12.18%	5.78%	(18.88)%
Net Assets, End of Period (in thousands)	$16,582	$14,574	$14,108	$15,027	$21,096	$16,596	$15,260
Average Net Assets for the Period (in thousands)	$15,482	$14,616	$14,752	$20,507	$18,979	$15,959	$12,613
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.94%	1.99%	2.13%	1.98%	2.13%	2.08%	2.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.94%	1.99%	2.13%	1.98%	2.13%	2.07%	2.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.38%(3)	0.07%	0.18%	0.26%	(0.04)%	0.24%	0.75%(6)
Portfolio Turnover Rate	29%	74%	57%	77%	132%	19%	176%

Class C Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended	Janus Overseas Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(7)	2009(8)

Net Asset Value, Beginning of Period	$34.73	$31.56	$33.42	$47.17	$38.52	$33.51
Income from Investment Operations:
Net investment income/(loss)	(0.21)(9)	0.34	0.41	(0.34)	(0.24)	0.10
Net gain/(loss) on investments (both realized and unrealized)	2.29	3.43	0.40	(13.41)	8.93	4.91
Total from Investment Operations	2.08	3.77	0.81	(13.75)	8.69	5.01
Less Distributions:
Dividends (from net investment income)*	(0.92)	(0.60)	–	–	(0.04)	–
Distributions (from capital gains)*	–	–	(2.67)	–	–	–
Total Distributions	(0.92)	(0.60)	(2.67)	–	(0.04)	–
Net Asset Value, End of Period	$35.89	$34.73	$31.56	$33.42	$47.17	$38.52
Total Return**	6.05%	12.04%	2.46%	(29.15)%	22.57%	14.95%
Net Assets, End of Period (in thousands)	$64,364	$75,376	$113,481	$184,001	$281,217	$185,858
Average Net Assets for the Period (in thousands)	$70,746	$92,575	$158,005	$303,311	$239,154	$170,640
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.67%	1.75%	1.78%	1.77%	1.76%	2.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.67%	1.71%	1.73%	1.77%	1.76%	1.92%
Ratio of Net Investment Loss to Average Net Assets***	(0.17)%(9)	(0.47)%	(0.12)%	(0.44)%	(0.56)%	(0.56)%
Portfolio Turnover Rate	16%	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Vodafone Group PLC in February 2014. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.81%, respectively.
(4)	Less than $0.01 on a per share basis.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(7)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(8)	Period from July 6, 2009 (inception date) through October 31, 2009.
(9)	Net investment income/(loss) per share and Ratio of Net Investment Loss to Average Net Assets include special dividends from Evergrande Real Estate Group, Ltd. and Strides Arcolab, Ltd. in October 2013 and December 2013, respectively. The impact of the special dividends to Net investment income/(loss) per share and Ratio of Net Investment Loss to Average Net Assets is $0.09 and 0.44% and $0.12 and 0.62%, respectively.

See Notes to Financial Statements.

Janus Global & International Funds | 105

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Janus Asia Equity Fund
year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.48	$9.26	$7.42	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.08(2)	0.05	0.25	(0.18)
Net gain/(loss) on investments (both realized and unrealized)	0.26	0.23	1.59	(2.40)
Total from Investment Operations	0.34	0.28	1.84	(2.58)
Less Distributions and Other:
Dividends (from net investment income)*	(0.16)	(0.06)	–	–
Distributions (from capital gains)*	(0.33)	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)
Total Distributions and Other	(0.49)	(0.06)	–	–
Net Asset Value, End of Period	$9.33	$9.48	$9.26	$7.42
Total Return**	3.60%	3.01%	24.80%	(25.80)%
Net Assets, End of Period (in thousands)	$8,316	$7,477	$3,394	$1,035
Average Net Assets for the Period (in thousands)	$8,361	$7,523	$2,654	$963
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.36%	1.91%	2.77%	31.23%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.32%	1.40%	1.53%	1.39%(4)
Ratio of Net Investment Income to Average Net Assets***	1.80%(2)	0.63%	1.33%	0.90%
Portfolio Turnover Rate	38%	104%	75%	2%

Class D Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Markets Fund
year or period ended September 30	2014	2013	2012	2011(5)

Net Asset Value, Beginning of Period	$8.24	$8.00	$7.42	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.09(2)	0.20	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.23	0.09	0.60	(2.59)
Total from Investment Operations	0.32	0.29	0.65	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.05)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Redemption fees	N/A	N/A	–(3)	0.02
Total Distributions and Other	(0.22)	(0.05)	(0.07)	0.02
Net Asset Value, End of Period	$8.34	$8.24	$8.00	$7.42
Total Return**	3.99%	3.56%	8.76%	(25.80)%
Net Assets, End of Period (in thousands)	$9,252	$9,136	$9,359	$6,699
Average Net Assets for the Period (in thousands)	$9,363	$9,679	$8,963	$6,847
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.87%	1.64%	2.15%	4.38%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.35%	1.30%	1.35%	1.32%(6)
Ratio of Net Investment Income to Average Net Assets***	2.25%(2)	0.61%	0.66%	0.91%
Portfolio Turnover Rate	33%	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Net investment income/(loss) per share and Ratio of Net Investment Income to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income to Average Net Assets is $0.10 and 2.07%, respectively, for Janus Asia Equity Fund, and $0.04 and 0.88%, respectively, for Janus Emerging Markets Fund.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.26% in 2011 without the waiver of these fees and expenses.
(5)	Period from December 28, 2010 (inception date) through September 30, 2011.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.59% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

106 | MARCH 31, 2014

Class D Shares

For a share outstanding during the period ended March 31, 2014	Janus Global Life Sciences Fund
(unaudited) and each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$42.39	$31.10	$22.83	$22.21	$21.65
Income from Investment Operations:
Net investment income/(loss)	0.08(2)	0.06	(0.04)	(0.10)	0.24
Net gain on investments (both realized and unrealized)	7.13	12.36	8.35	0.84	0.32
Total from Investment Operations	7.21	12.42	8.31	0.74	0.56
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.04)	(0.12)	–
Distributions (from capital gains)*	(3.44)	(1.13)	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions and Other	(3.44)	(1.13)	(0.04)	(0.12)	–
Net Asset Value, End of Period	$46.16	$42.39	$31.10	$22.83	$22.21
Total Return**	18.00%	41.36%	36.43%	3.32%	2.59%
Net Assets, End of Period (in thousands)	$1,079,713	$846,769	$559,004	$421,225	$432,620
Average Net Assets for the Period (in thousands)	$977,273	$664,124	$491,822	$455,425	$426,969
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	0.87%	0.90%	0.90%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.86%	0.87%	0.90%	0.90%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.38%(2)	(0.24)%	(0.21)%	(0.45)%	1.74%
Portfolio Turnover Rate	23%	47%	50%	54%	42%

Class D Shares

For a share outstanding during the period ended March 31, 2014	Janus Global Research Fund
(unaudited) and each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$55.69	$46.78	$38.91	$41.86	$36.53
Income from Investment Operations:
Net investment income	0.29	0.32	0.25	0.21	0.28
Net gain/(loss) on investments (both realized and unrealized)	4.67	8.87	7.75	(2.76)	5.05
Total from Investment Operations	4.96	9.19	8.00	(2.55)	5.33
Less Distributions and Other:
Dividends (from net investment income)*	(0.32)	(0.28)	(0.13)	(0.40)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions and Other	(0.32)	(0.28)	(0.13)	(0.40)	–
Net Asset Value, End of Period	$60.33	$55.69	$46.78	$38.91	$41.86
Total Return**	8.93%	19.76%	20.55%	(6.21)%	14.59%
Net Assets, End of Period (in thousands)	$1,442,721	$1,365,936	$118,021	$104,911	$111,287
Average Net Assets for the Period (in thousands)	$1,425,979	$771,544	$116,961	$124,160	$106,191
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.85%	1.03%	1.00%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.74%	1.03%	1.00%	1.08%
Ratio of Net Investment Income to Average Net Assets***	0.97%	1.11%	0.56%	0.41%	1.21%
Portfolio Turnover Rate	23%	67%	67%	78%	68%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.10 and 0.46%, respectively.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 107

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31,
2014 (unaudited) and each year or period ended	Janus Global Select Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$11.68	$9.37	$9.17	$11.01	$9.82
Income from Investment Operations:
Net investment income	0.02	0.06	0.07	0.22	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.19	2.31	0.24	(1.93)	1.18
Total from Investment Operations	1.21	2.37	0.31	(1.71)	1.19
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	(0.06)	(0.11)	(0.13)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	N/A	–(2)	–(2)	N/A
Total Distributions and Other	(0.06)	(0.06)	(0.11)	(0.13)	–
Net Asset Value, End of Period	$12.83	$11.68	$9.37	$9.17	$11.01
Total Return**	10.37%	25.38%	3.42%	(15.80)%	12.12%
Net Assets, End of Period (in thousands)	$1,632,649	$1,548,438	$1,455,243	$1,611,690	$2,121,813
Average Net Assets for the Period (in thousands)	$1,607,393	$1,508,289	$1,672,075	$2,155,890	$2,043,615
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%	0.91%	0.90%	0.85%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.91%	0.89%	0.85%	0.90%
Ratio of Net Investment Income to Average Net Assets***	0.25%	0.54%	0.48%	0.73%	0.57%
Portfolio Turnover Rate	25%	53%	182%	138%	116%

Class D Shares

For a share outstanding during the period ended March 31, 2014	Janus Global Technology Fund
(unaudited) and each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$23.04	$18.60	$15.10	$15.29	$13.46
Income from Investment Operations:
Net investment income/(loss)	(0.02)	0.02	–(3)	–(3)	0.02
Net gain/(loss) on investments (both realized and unrealized)	2.32	4.49	3.50	(0.19)	1.81
Total from Investment Operations	2.30	4.51	3.50	(0.19)	1.83
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(1.79)	(0.07)	–	–	–
Redemption fees	N/A	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(1.79)	(0.07)	–	–	–
Net Asset Value, End of Period	$23.55	$23.04	$18.60	$15.10	$15.29
Total Return**	10.32%	24.31%	23.18%	(1.24)%	13.60%
Net Assets, End of Period (in thousands)	$699,719	$655,911	$574,770	$507,871	$546,899
Average Net Assets for the Period (in thousands)	$690,499	$596,429	$562,124	$603,592	$526,770
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.92%	0.94%	0.91%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.92%	0.94%	0.91%	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.16)%	0.06%	(0.12)%	(0.22)%	(0.39)%
Portfolio Turnover Rate	29%	36%	49%	89%	70%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

108 | MARCH 31, 2014

Class D Shares

For a share outstanding during the period ended March 31, 2014	Janus International Equity Fund
(unaudited) and each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$13.12	$10.56	$9.40	$10.91	$9.71
Income from Investment Operations:
Net investment income	0.09(2)	0.14	0.13	0.12	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.52	2.54	1.18	(1.54)	1.16
Total from Investment Operations	0.61	2.68	1.31	(1.42)	1.19
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.12)	(0.15)	(0.10)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	0.01	0.01
Total Distributions and Other	(0.12)	(0.12)	(0.15)	(0.09)	0.01
Net Asset Value, End of Period	$13.61	$13.12	$10.56	$9.40	$10.91
Total Return**	4.69%	25.57%	14.08%	(13.07)%	12.36%
Net Assets, End of Period (in thousands)	$23,815	$21,548	$12,927	$8,146	$5,558
Average Net Assets for the Period (in thousands)	$23,221	$18,086	$11,089	$8,914	$2,807
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.96%	1.26%	1.15%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.96%	1.26%	1.15%	1.16%
Ratio of Net Investment Income to Average Net Assets***	1.33%(2)	1.17%	1.17%	1.12%	1.10%
Portfolio Turnover Rate	29%	74%	57%	77%	132%

Class D Shares

For a share outstanding during the period ended March 31,
2014 (unaudited) and each year or period ended	Janus Overseas Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$35.61	$32.52	$33.98	$47.60	$41.51
Income from Investment Operations:
Net investment income	0.20(4)	1.11	1.03	0.19	0.16
Net gain/(loss) on investments (both realized and unrealized)	2.10	3.15	0.18	(13.73)	5.92
Total from Investment Operations	2.30	4.26	1.21	(13.54)	6.08
Less Distributions and Other:
Dividends (from net investment income)*	(1.47)	(1.17)	–	(0.08)	–
Distributions (from capital gains)*	–	–	(2.67)	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	0.01
Total Distributions and Other	(1.47)	(1.17)	(2.67)	(0.08)	0.01
Net Asset Value, End of Period	$36.44	$35.61	$32.52	$33.98	$47.60
Total Return**	6.58%	13.31%	3.67%	(28.50)%	14.67%
Net Assets, End of Period (in thousands)	$1,252,546	$1,281,830	$1,402,452	$1,573,265	$2,440,197
Average Net Assets for the Period (in thousands)	$1,286,817	$1,362,059	$1,593,240	$2,375,411	$2,308,567
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.60%	0.63%	0.82%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.60%	0.63%	0.82%	0.87%
Ratio of Net Investment Income to Average Net Assets***	0.88%(4)	0.68%	1.05%	0.49%	0.66%
Portfolio Turnover Rate	16%	21%	26%	43%	30%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Net investment income per share and Ratio of Net Investment Income to Average Net Assets include a special dividend from Vodafone Group PLC in February 2014. The impact of the special dividend to Net investment income per share and Ratio of Net Investment Income to Average Net Assets is $0.05 and 0.81%, respectively.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Net investment income per share and Ratio of Net Investment Income to Average Net Assets include special dividends from Evergrande Real Estate Group, Ltd. and Strides Arcolab, Ltd. in October 2013 and December 2013, respectively. The impact of the special dividends to net investment Net investment income per share and Ratio of Net Investment Income to Average Net Assets is $0.08 and 0.44% and $0.12 and 0.62%, respectively.

See Notes to Financial Statements.

Janus Global & International Funds | 109

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Janus Asia Equity Fund
year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.49	$9.27	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.19(2)	0.04	0.19	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.16	0.26	1.65	(2.34)
Total from Investment Operations	0.35	0.30	1.84	(2.57)
Less Distributions and Other:
Dividends (from net investment income)*	(0.17)	(0.08)	–	–
Distributions (from capital gains)*	(0.33)	–	–	–
Redemption fees	N/A	N/A	–	–
Total Distributions and Other	(0.50)	(0.08)	–	–
Net Asset Value, End of Period	$9.34	$9.49	$9.27	$7.43
Total Return**	3.76%	3.21%	24.76%	(25.70)%
Net Assets, End of Period (in thousands)	$3,619	$1,295	$1,145	$619
Average Net Assets for the Period (in thousands)	$1,816	$1,549	$848	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.11%	1.70%	3.63%	28.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.26%	1.29%	1.34%
Ratio of Net Investment Income to Average Net Assets***	1.42%(2)	0.55%	1.19%	0.86%
Portfolio Turnover Rate	38%	104%	75%	2%

Class I Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Markets Fund
year or period ended September 30	2014	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$8.27	$8.01	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.09(2)	0.19	0.07	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.24	0.11	0.60	(2.58)
Total from Investment Operations	0.33	0.30	0.67	(2.59)
Less Distributions and Other:
Dividends (from net investment income)*	(0.24)	(0.04)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Redemption fees	N/A	N/A	–(4)	–(4)
Total Distributions and Other	(0.24)	(0.04)	(0.07)	–
Net Asset Value, End of Period	$8.36	$8.27	$8.01	$7.41
Total Return**	4.08%	3.78%	9.05%	(25.90)%
Net Assets, End of Period (in thousands)	$20,178	$15,996	$8,392	$3,347
Average Net Assets for the Period (in thousands)	$17,365	$12,309	$5,502	$3,574
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.71%	1.50%	1.81%	3.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.14%	1.19%	1.33%
Ratio of Net Investment Income to Average Net Assets***	2.29%(2)	1.16%	0.90%	0.87%
Portfolio Turnover Rate	33%	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Net investment income/(loss) per share and Ratio of Net Investment Income to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income to Average Net Assets is $0.05 and 2.07%, respectively, for Janus Asia Equity Fund, and $0.03 and 0.88%, respectively, for Janus Emerging Markets Fund.
(3)	Period from December 28, 2010 (inception date) through September 30, 2011.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

110 | MARCH 31, 2014

Class I Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Life Sciences Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$42.41	$31.09	$22.82	$22.22	$19.71	$17.81
Income from Investment Operations:
Net investment income/(loss)	0.04(3)	0.10	(0.01)	(0.11)	0.24	–(4)
Net gain on investments (both realized and unrealized)	7.21	12.35	8.32	0.86	2.28	1.90
Total from Investment Operations	7.25	12.45	8.31	0.75	2.52	1.90
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.04)	(0.15)	(0.02)	–
Distributions (from capital gains)*	(3.44)	(1.13)	–	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	0.01	–
Total Distributions and Other	(3.44)	(1.13)	(0.04)	(0.15)	(0.01)	–
Net Asset Value, End of Period	$46.22	$42.41	$31.09	$22.82	$22.22	$19.71
Total Return**	18.09%	41.47%	36.49%	3.37%	12.85%	10.67%
Net Assets, End of Period (in thousands)	$110,519	$18,712	$7,392	$4,313	$4,319	$991
Average Net Assets for the Period (in thousands)	$41,070	$10,670	$5,822	$4,654	$2,645	$249
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	0.77%	0.86%	0.87%	0.92%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.78%	0.77%	0.86%	0.87%	0.91%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.48%(3)	(0.17)%	(0.16)%	(0.45)%	1.81%	0.10%
Portfolio Turnover Rate	23%	47%	50%	54%	42%	70%

Class I Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Global Research Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$56.50	$47.45	$39.49	$42.51	$35.81	$30.87
Income from Investment Operations:
Net investment income	0.31	0.35	0.25	0.28	0.28	0.09
Net gain/(loss) on investments (both realized and unrealized)	4.74	9.05	7.87	(2.80)	6.48	4.85
Total from Investment Operations	5.05	9.40	8.12	(2.52)	6.76	4.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.39)	(0.35)	(0.16)	(0.50)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	–(5)	–
Total Distributions and Other	(0.39)	(0.35)	(0.16)	(0.50)	(0.06)	–
Net Asset Value, End of Period	$61.16	$56.50	$47.45	$39.49	$42.51	$35.81
Total Return**	8.97%	19.92%	20.59%	(6.10)%	18.93%	16.00%
Net Assets, End of Period (in thousands)	$115,023	$103,604	$59,140	$33,967	$14,228	$37
Average Net Assets for the Period (in thousands)	$111,027	$82,735	$41,438	$25,488	$8,698	$31
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%	0.80%	0.97%	0.96%	0.96%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.72%	0.97%	0.96%	0.96%	0.39%
Ratio of Net Investment Income to Average Net Assets***	1.08%	0.91%	0.66%	0.52%	1.34%	1.01%
Portfolio Turnover Rate	23%	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.04 and 0.46%, respectively.
(4)	Less than $0.01 on a per share basis.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 111

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Select Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.72	$9.37	$9.17	$11.03	$9.04	$7.59
Income from Investment Operations:
Net investment income	0.03	0.07	0.08	0.21	0.03	–(3)
Net gain/(loss) on investments (both realized and unrealized)	1.19	2.32	0.22	(1.92)	1.97	1.45
Total from Investment Operations	1.22	2.39	0.30	(1.71)	2.00	1.45
Less Distributions and Other:
Dividends (from net investment income)*	(0.08)	(0.04)	(0.10)	(0.15)	(0.01)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	N/A	N/A
Total Distributions and Other	(0.08)	(0.04)	(0.10)	(0.15)	(0.01)	–
Net Asset Value, End of Period	$12.86	$11.72	$9.37	$9.17	$11.03	$9.04
Total Return**	10.47%	25.63%	3.30%	(15.83)%	22.17%	19.10%
Net Assets, End of Period (in thousands)	$34,139	$33,056	$16,902	$26,051	$52,107	$9,121
Average Net Assets for the Period (in thousands)	$33,945	$24,652	$24,543	$47,794	$28,520	$2,354
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.76%	0.95%	0.84%	0.79%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.76%	0.93%	0.84%	0.79%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%	0.89%	0.41%	0.69%	0.57%	(0.31)%
Portfolio Turnover Rate	25%	53%	182%	138%	116%	125%

Class I Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Technology Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.13	$18.66	$15.15	$15.32	$12.57	$10.96
Income from Investment Operations:
Net investment income/(loss)	(0.02)	0.04	–(3)	–(3)	–(3)	–(3)
Net gain/(loss) on investments (both realized and unrealized)	2.34	4.50	3.51	(0.17)	2.74	1.61
Total from Investment Operations	2.32	4.54	3.51	(0.17)	2.74	1.61
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	0.01	–
Total Distributions and Other	(1.79)	(0.07)	–	–	0.01	–
Net Asset Value, End of Period	$23.66	$23.13	$18.66	$15.15	$15.32	$12.57
Total Return**	10.37%	24.40%	23.17%	(1.11)%	21.88%	14.69%
Net Assets, End of Period (in thousands)	$13,296	$9,679	$7,737	$6,562	$5,959	$973
Average Net Assets for the Period (in thousands)	$11,479	$8,188	$7,067	$7,506	$1,876	$123
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.88%	0.81%	0.92%	0.87%	1.10%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.88%	0.81%	0.92%	0.86%	1.10%	0.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.12)%	0.16%	(0.10)%	(0.16)%	(0.52)%	(1.27)%
Portfolio Turnover Rate	29%	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

112 | MARCH 31, 2014

Class I Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended	Janus International Equity Fund
September 30 and the year ended July 31	2014	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$13.14	$10.57	$9.41	$10.90	$9.65	$9.11	$11.52
Income from Investment Operations:
Net investment income	0.04(3)	0.20	0.26	0.16	0.09	0.02	0.14
Net gain/(loss) on investments (both realized and unrealized)	0.58	2.50	1.07	(1.55)	1.20	0.52	(2.27)
Total from Investment Operations	0.62	2.70	1.33	(1.39)	1.29	0.54	(2.13)
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.13)	(0.17)	(0.10)	(0.04)	–	(0.19)
Distributions (from capital gains)*	–	–	–	–	–	–	(0.09)
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(0.13)	(0.13)	(0.17)	(0.10)	(0.04)	–	(0.28)
Net Asset Value, End of Period	$13.63	$13.14	$10.57	$9.41	$10.90	$9.65	$9.11
Total Return**	4.77%	25.74%	14.33%	(12.93)%	13.44%	5.93%	(17.89)%
Net Assets, End of Period (in thousands)	$71,887	$51,080	$54,979	$111,307	$131,905	$80,850	$71,578
Average Net Assets for the Period (in thousands)	$59,243	$50,216	$107,482	$142,120	$110,413	$75,168	$52,295
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.82%	0.86%	0.99%	0.90%	0.99%	0.97%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.82%	0.86%	0.99%	0.90%	0.99%	0.97%	1.04%
Ratio of Net Investment Income to Average Net Assets***	1.64%(3)	1.18%	1.41%	1.36%	1.13%	1.37%	2.00%(5)
Portfolio Turnover Rate	29%	74%	57%	77%	132%	19%	176%

Class I Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period
ended September 30 and the period ended	Janus Overseas Fund
October 31, 2009	2014	2013	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$35.68	$32.56	$34.03	$47.67	$38.67	$33.51
Income from Investment Operations:
Net investment income	1.03(8)	1.50	1.27	0.22	0.08	0.21
Net gain/(loss) on investments (both realized and unrealized)	1.30	2.79	(0.07)	(13.73)	9.08	4.95
Total from Investment Operations	2.33	4.29	1.20	(13.51)	9.16	5.16
Less Distributions and Other:
Dividends (from net investment income)*	(1.47)	(1.17)	–	(0.13)	(0.17)	–
Distributions (from capital gains)*	–	–	(2.67)	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	0.01	–(4)
Total Distributions and Other	(1.47)	(1.17)	(2.67)	(0.13)	(0.16)	–
Net Asset Value, End of Period	$36.54	$35.68	$32.56	$34.03	$47.67	$38.67
Total Return**	6.64%	13.38%	3.63%	(28.42)%	23.78%	15.40%
Net Assets, End of Period (in thousands)	$419,406	$638,610	$882,908	$1,275,662	$1,534,256	$542,392
Average Net Assets for the Period (in thousands)	$513,204	$786,165	$1,175,310	$1,878,306	$913,570	$447,943
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.57%	0.54%	0.62%	0.75%	0.80%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.57%	0.54%	0.62%	0.75%	0.77%	0.69%
Ratio of Net Investment Income to Average Net Assets***	0.93%(8)	0.71%	1.06%	0.61%	0.48%	0.64%
Portfolio Turnover Rate	16%	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Net investment income per share and Ratio of Net Investment Income to Average Net Assets include a special dividend from Vodafone Group PLC in February 2014. The impact of the special dividend to Net investment income per share and Ratio of Net Investment Income to Average Net Assets is $0.05 and 0.81%, respectively.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.
(8)	Net investment income per share and Ratio of Net Investment Income to Average Net Assets include special dividends from Evergrande Real Estate Group, Ltd. and Strides Arcolab, Ltd. in October 2013 and December 2013, respectively. The impact of the special dividends to Net investment income per share and Ratio of Net Investment Income to Average Net Assets is $0.10 and 0.44% and $0.14 and 0.62%, respectively.

See Notes to Financial Statements.

Janus Global & International Funds | 113

Financial Highlights  (continued)

Class N Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each year or	Janus International Equity Fund
period ended September 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$13.13	$10.58	$9.59
Income from Investment Operations:
Net investment income	0.10(2)	0.16	0.04
Net gain on investments (both realized and unrealized)	0.52	2.54	0.95
Total from Investment Operations	0.62	2.70	0.99
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.15)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(0.14)	(0.15)	–
Net Asset Value, End of Period	$13.61	$13.13	$10.58
Total Return**	4.75%	25.78%	10.32%
Net Assets, End of Period (in thousands)	$115,487	$110,785	$66,213
Average Net Assets for the Period (in thousands)	$113,970	$87,061	$59,567
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.80%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.80%	0.91%
Ratio of Net Investment Income to Average Net Assets***	1.46%(2)	1.36%	1.19%
Portfolio Turnover Rate	29%	74%	57%

Class N Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each year	Janus Overseas Fund
or period ended September 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$35.65	$32.56	$30.64
Income from Investment Operations:
Net investment income	0.15(3)	0.94	0.36
Net gain on investments (both realized and unrealized)	2.19	3.38	1.56
Total from Investment Operations	2.34	4.32	1.92
Less Distributions:
Dividends (from net investment income)*	(1.54)	(1.23)	–
Distributions (from capital gains)*	–	–	–
Total Distributions	(1.54)	(1.23)	–
Net Asset Value, End of Period	$36.45	$35.65	$32.56
Total Return**	6.70%	13.50%	6.27%
Net Assets, End of Period (in thousands)	$184,095	$54,195	$58,250
Average Net Assets for the Period (in thousands)	$146,324	$55,053	$32,375
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.43%	0.43%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.43%	0.43%	0.44%
Ratio of Net Investment Income to Average Net Assets***	0.98%(3)	0.84%	0.82%
Portfolio Turnover Rate	16%	21%	26%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Net investment income per share and Ratio of Net Investment Income to Average Net Assets include a special dividend from Vodafone Group PLC in February 2014. The impact of the special dividend to Net investment income per share and Ratio of Net Investment Income to Average Net Assets is $0.05 and 0.81%, respectively.
(3)	Net investment income per share and Ratio of Net Investment Income to Average Net Assets include special dividends from Evergrande Real Estate Group, Ltd. and Strides Arcolab, Ltd. in October 2013 and December 2013, respectively. The impact of the special dividends to Net investment income per share and Ratio of Net Investment Income to Average Net Assets is $0.06 and 0.44% and $0.09 and 0.62%, respectively.

See Notes to Financial Statements.

114 | MARCH 31, 2014

Class R Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and the period ended	Janus Global Research Fund
September 30, 2013	2014	2013(1)

Net Asset Value, Beginning of Period	$55.95	$52.58
Income from Investment Operations:
Net investment income	0.12	0.03
Net gain on investments (both realized and unrealized)	4.71	3.34
Total from Investment Operations	4.83	3.37
Less Distributions:
Dividends (from net investment income)*	(0.06)	–
Distributions (from capital gains)*	–	–
Total Distributions	(0.06)	–
Net Asset Value, End of Period	$60.72	$55.95
Total Return**	8.64%	6.41%
Net Assets, End of Period (in thousands)	$2,000	$1,567
Average Net Assets for the Period (in thousands)	$1,775	$1,373
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.38%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.29%	1.30%
Ratio of Net Investment Income to Average Net Assets***	0.44%	0.61%
Portfolio Turnover Rate	23%	67%

Class R Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Select Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$11.59	$9.30	$9.09	$10.94	$9.02	$7.59
Income from Investment Operations:
Net investment income/(loss)	(0.03)	(0.09)	–(4)	0.13	(0.03)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	1.20	2.38	0.26	(1.90)	1.95	1.44
Total from Investment Operations	1.17	2.29	0.26	(1.77)	1.92	1.43
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.05)	(0.08)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	N/A	N/A
Total Distributions and Other	–	–	(0.05)	(0.08)	–	–
Net Asset Value, End of Period	$12.76	$11.59	$9.30	$9.09	$10.94	$9.02
Total Return**	10.09%	24.62%	2.85%	(16.35)%	21.29%	18.84%
Net Assets, End of Period (in thousands)	$931	$919	$1,915	$2,159	$3,426	$1,597
Average Net Assets for the Period (in thousands)	$878	$1,696	$2,253	$3,171	$2,334	$1,374
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.46%	1.46%	1.47%	1.46%	1.50%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.46%	1.46%	1.47%	1.46%	1.50%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.28)%	(0.09)%	(0.14)%	0.13%	(0.21)%	(0.71)%
Portfolio Turnover Rate	25%	53%	182%	138%	116%	125%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from March 15, 2013 through September 30, 2013.
(2)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Less than $0.01 on a per share basis.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Global & International Funds | 115

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus International Equity Fund
and the year ended July 31	2014	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$12.97	$10.50	$9.30	$10.79	$9.58	$9.05	$11.40
Income from Investment Operations:
Net investment income/(loss)	0.06(3)	0.05	(0.03)	0.10	0.03	0.01	0.09
Net gain/(loss) on investments (both realized and unrealized)	0.50	2.54	1.29	(1.56)	1.18	0.52	(2.26)
Total from Investment Operations	0.56	2.59	1.26	(1.46)	1.21	0.53	(2.17)
Less Distributions and Other:
Dividends (from net investment income)*	(0.05)	(0.12)	(0.06)	(0.03)	–	–	(0.09)
Distributions (from capital gains)*	–	–	–	–	–	–	(0.09)
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–	–
Total Distributions and Other	(0.05)	(0.12)	(0.06)	(0.03)	–	–	(0.18)
Net Asset Value, End of Period	$13.48	$12.97	$10.50	$9.30	$10.79	$9.58	$9.05
Total Return**	4.37%	24.81%	13.63%	(13.58)%	12.63%	5.86%	(18.61)%
Net Assets, End of Period (in thousands)	$2,684	$1,982	$1,552	$568	$764	$716	$670
Average Net Assets for the Period (in thousands)	$2,264	$1,768	$665	$902	$672	$694	$538
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.52%	1.56%	1.70%	1.63%	1.71%	1.71%	1.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.52%	1.56%	1.70%	1.63%	1.71%	1.71%	1.78%
Ratio of Net Investment Income to Average Net Assets***	0.95%(3)	0.51%	0.69%	0.63%	0.41%	0.60%	1.18%(5)
Portfolio Turnover Rate	29%	74%	57%	77%	132%	19%	176%

Class R Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Overseas Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(6)	2009(7)

Net Asset Value, Beginning of Period	$35.03	$31.96	$33.64	$47.32	$38.58	$33.51
Income from Investment Operations:
Net investment income/(loss)	0.07(8)	0.90	0.74	(0.09)	(0.13)	0.16
Net gain/(loss) on investments (both realized and unrealized)	2.11	3.09	0.25	(13.59)	8.95	4.91
Total from Investment Operations	2.18	3.99	0.99	(13.68)	8.82	5.07
Less Distributions and Other:
Dividends (from net investment income)*	(1.20)	(0.92)	–	–	(0.09)	–
Distributions (from capital gains)*	–	–	(2.67)	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	0.01	–
Total Distributions and Other	(1.20)	(0.92)	(2.67)	–	(0.08)	–
Net Asset Value, End of Period	$36.01	$35.03	$31.96	$33.64	$47.32	$38.58
Total Return**	6.32%	12.65%	3.01%	(28.91)%	22.91%	15.13%
Net Assets, End of Period (in thousands)	$82,859	$90,140	$129,777	$132,118	$158,469	$99,338
Average Net Assets for the Period (in thousands)	$87,104	$106,930	$139,180	$177,799	$128,643	$95,361
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.18%	1.24%	1.43%	1.48%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.18%	1.24%	1.43%	1.48%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.32%(8)	0.07%	0.44%	(0.08)%	(0.27)%	(0.07)%
Portfolio Turnover Rate	16%	21%	26%	43%	30%	45%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income to Average Net Assets include a special dividend from Vodafone Group PLC in February 2014. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income to Average Net Assets is $0.05 and 0.81%, respectively.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.05%. The adjustment had no impact on total net assets or total return of the class.
(6)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(7)	Period from July 6, 2009 (inception date) through October 31, 2009.
(8)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include special dividends from Evergrande Real Estate Group, Ltd. and Strides Arcolab, Ltd. in October 2013 and December 2013, respectively. The impact of the special dividends to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.08 and 0.44% and $0.12 and 0.62%, respectively.

See Notes to Financial Statements.

116 | MARCH 31, 2014

Class S Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Janus Asia Equity Fund
year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.43	$9.23	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.09(2)	0.05	0.10	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.23	0.22	1.70	(2.34)
Total from Investment Operations	0.32	0.27	1.80	(2.57)
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.07)	–	–
Distributions (from capital gains)*	(0.33)	–	–	–
Total Distributions	(0.46)	(0.07)	–	–
Net Asset Value, End of Period	$9.29	$9.43	$9.23	$7.43
Total Return**	3.45%	2.86%	24.23%	(25.70)%
Net Assets, End of Period (in thousands)	$819	$791	$769	$619
Average Net Assets for the Period (in thousands)	$807	$874	$710	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.72%	2.21%	4.97%	28.59%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.40%	1.65%	1.75%	1.36%(3)
Ratio of Net Investment Income to Average Net Assets***	1.66%(2)	0.29%	0.63%	0.84%
Portfolio Turnover Rate	38%	104%	75%	2%

Class S Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Markets Fund
year or period ended September 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$8.24	$7.97	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.09(2)	0.14	0.02	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.23	0.14	0.61	(2.56)
Total from Investment Operations	0.32	0.28	0.63	(2.59)
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.01)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Total Distributions	(0.22)	(0.01)	(0.07)	–
Net Asset Value, End of Period	$8.34	$8.24	$7.97	$7.41
Total Return**	3.93%	3.55%	8.50%	(25.90)%
Net Assets, End of Period (in thousands)	$355	$337	$676	$617
Average Net Assets for the Period (in thousands)	$345	$481	$676	$800
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.21%	1.97%	2.50%	4.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.43%	1.48%	1.64%	1.39%(5)
Ratio of Net Investment Income to Average Net Assets***	2.11%(2)	0.05%	0.29%	0.62%
Portfolio Turnover Rate	33%	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Net investment income/(loss) per share and Ratio of Net Investment Income to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. » The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income to Average Net Assets is »$0.09 and 2.07%, respectively, for Janus Asia Equity Fund, and $0.04 and 0.88%, respectively, for Janus Emerging Markets Fund.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.84% in 2011 without the waiver of these fees and expenses.
(4)	Period from December 28, 2010 (inception date) through September 30, 2011.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.82% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Global & International Funds | 117

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Life Sciences Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$41.85	$30.82	$22.66	$22.09	$19.66	$17.81
Income from Investment Operations:
Net investment income/(loss)	0.03(3)	0.28	(0.23)	(0.20)	0.21	–(4)
Net gain on investments (both realized and unrealized)	7.02	11.88	8.39	0.85	2.23	1.85
Total from Investment Operations	7.05	12.16	8.16	0.65	2.44	1.85
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(0.08)	(0.02)	–
Distributions (from capital gains)*	(3.44)	(1.13)	–	–	–	–
Redemption fees	N/A	N/A	–(5)	–(5)	0.01	–
Total Distributions and Other	(3.44)	(1.13)	–	(0.08)	(0.01)	–
Net Asset Value, End of Period	$45.46	$41.85	$30.82	$22.66	$22.09	$19.66
Total Return**	17.85%	40.88%	36.01%	2.94%	12.46%	10.39%
Net Assets, End of Period (in thousands)	$12,395	$9,021	$161	$181	$189	$11
Average Net Assets for the Period (in thousands)	$10,441	$2,122	$199	$207	$149	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.19%	1.20%	1.23%	1.24%	1.33%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.15%	1.20%	1.23%	1.24%	1.33%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.08%(3)	(0.89)%	(0.52)%	(0.80)%	1.16%	(0.07)%
Portfolio Turnover Rate	23%	47%	50%	54%	42%	70%

Class S Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Research Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$56.38	$47.36	$39.59	$42.57	$36.01	$31.10
Income from Investment Operations:
Net investment income/(loss)	0.21	0.38	0.03	0.29	0.10	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	4.73	8.77	7.93	(3.02)	6.52	4.94
Total from Investment Operations	4.94	9.15	7.96	(2.73)	6.62	4.91
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.13)	(0.19)	(0.25)	(0.06)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–	–	–(5)	–
Total Distributions and Other	(0.12)	(0.13)	(0.19)	(0.25)	(0.06)	–
Net Asset Value, End of Period	$61.20	$56.38	$47.36	$39.59	$42.57	$36.01
Total Return**	8.78%	19.38%	20.13%	(6.50)%	18.40%	15.80%
Net Assets, End of Period (in thousands)	$45,057	$47,077	$3,895	$192	$13	$13
Average Net Assets for the Period (in thousands)	$46,744	$26,983	$3,136	$154	$12	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.12%	1.17%	1.38%	1.35%	1.45%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.04%	1.07%	1.38%	1.35%	1.45%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.63%	0.79%	0.20%	0.21%	0.40%	(1.18)%
Portfolio Turnover Rate	23%	67%	67%	78%	68%	99%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.46%, respectively.
(4)	Less than $0.01 on a per share basis.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

118 | MARCH 31, 2014

Class S Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Select Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$11.76	$9.48	$9.17	$10.98	$9.03	$7.59
Income from Investment Operations:
Net investment income/(loss)	0.24	0.16	0.04	0.29	(0.03)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.97	2.20	0.27	(2.05)	1.98	1.45
Total from Investment Operations	1.21	2.36	0.31	(1.76)	1.95	1.44
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.08)	–	(0.05)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	N/A	N/A
Total Distributions and Other	–	(0.08)	–	(0.05)	–	–
Net Asset Value, End of Period	$12.97	$11.76	$9.48	$9.17	$10.98	$9.03
Total Return**	10.29%	25.00%	3.38%	(16.12)%	21.59%	18.97%
Net Assets, End of Period (in thousands)	$461	$733	$1,120	$802	$12,076	$13,346
Average Net Assets for the Period (in thousands)	$639	$1,071	$1,238	$7,522	$13,398	$10,379
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.21%	1.21%	0.74%(4)	1.21%	1.24%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.16%	1.18%	0.73%(4)	1.21%	1.24%	1.21%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.03)%	0.22%	0.68%	0.14%	0.04%	(0.46)%
Portfolio Turnover Rate	25%	53%	182%	138%	116%	125%

Class S Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Global Technology Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.71	$18.39	$14.99	$15.22	$12.55	$10.96
Income from Investment Operations:
Net investment income/(loss)	(0.01)	0.01	–(6)	(0.05)	(0.05)	0.01
Net gain/(loss) on investments (both realized and unrealized)	2.24	4.38	3.40	(0.18)	2.72	1.58
Total from Investment Operations	2.23	4.39	3.40	(0.23)	2.67	1.59
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(1.79)	(0.07)	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(1.79)	(0.07)	–	–	–	–
Net Asset Value, End of Period	$23.15	$22.71	$18.39	$14.99	$15.22	$12.55
Total Return**	10.16%	23.94%	22.68%	(1.51)%	21.27%	14.51%
Net Assets, End of Period (in thousands)	$2,149	$1,226	$532	$259	$213	$67
Average Net Assets for the Period (in thousands)	$1,819	$772	$340	$268	$165	$38
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.22%	1.22%	1.26%	1.25%	1.43%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.22%	1.22%	1.26%	1.25%	1.42%	1.26%
Ratio of Net Investment Loss to Average Net Assets***	(0.45)%	(0.24)%	(0.40)%	(0.54)%	(0.80)%	(0.61)%
Portfolio Turnover Rate	29%	36%	49%	89%	70%	111%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.22% and 1.21%, respectively, without the inclusion of the non-recurring expense adjustment.
(6)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Global & International Funds | 119

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus International Equity Fund
and the year ended July 31	2014	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$13.51	$10.93	$9.52	$11.04	$9.78	$9.24	$11.62
Income from Investment Operations:
Net investment income/(loss)	0.05(3)	(0.08)	0.22	0.20	0.04	0.02	0.07
Net gain/(loss) on investments (both realized and unrealized)	0.56	2.80	1.24	(1.67)	1.23	0.52	(2.25)
Total from Investment Operations	0.61	2.72	1.46	(1.47)	1.27	0.54	(2.18)
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.14)	(0.05)	(0.05)	(0.01)	–	(0.12)
Distributions (from capital gains)*	–	–	–	–	–	–	(0.09)
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–(4)	0.01
Total Distributions and Other	(0.10)	(0.14)	(0.05)	(0.05)	(0.01)	–	(0.20)
Net Asset Value, End of Period	$14.02	$13.51	$10.93	$9.52	$11.04	$9.78	$9.24
Total Return**	4.54%	25.13%	15.44%	(13.41)%	13.03%	5.84%	(18.22)%
Net Assets, End of Period (in thousands)	$9,399	$8,045	$3,173	$2,865	$6,363	$4,702	$4,279
Average Net Assets for the Period (in thousands)	$8,863	$5,131	$2,714	$5,948	$5,510	$4,556	$2,738
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.27%	1.30%	1.01%(5)	1.38%	1.46%	1.46%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.30%	1.00%(5)	1.38%	1.46%	1.46%	1.54%
Ratio of Net Investment Income to Average Net Assets***	1.03%(3)	0.83%	2.19%	0.84%	0.63%	0.86%	1.50%(6)
Portfolio Turnover Rate	29%	74%	57%	77%	132%	19%	176%

Class S Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period
ended September 30 and the period ended	Janus Overseas Fund
October 31, 2009	2014	2013	2012	2011	2010(7)	2009(8)

Net Asset Value, Beginning of Period	$35.32	$32.23	$33.82	$47.44	$38.61	$33.51
Income from Investment Operations:
Net investment income/(loss)	0.25(9)	1.18	0.90	(0.01)	(0.04)	0.20
Net gain/(loss) on investments (both realized and unrealized)	1.99	2.93	0.18	(13.62)	8.97	4.89
Total from Investment Operations	2.24	4.11	1.08	(13.63)	8.93	5.09
Less Distributions and Other:
Dividends (from net investment income)*	(1.28)	(1.02)	–	–	(0.11)	–
Distributions (from capital gains)*	–	–	(2.67)	–	–	–
Redemption fees	N/A	N/A	–(4)	0.01	0.01	0.01
Total Distributions and Other	(1.28)	(1.02)	(2.67)	0.01	(0.10)	0.01
Net Asset Value, End of Period	$36.28	$35.32	$32.23	$33.82	$47.44	$38.61
Total Return**	6.44%	12.91%	3.28%	(28.71)%	23.20%	15.22%
Net Assets, End of Period (in thousands)	$519,592	$620,750	$924,703	$1,132,967	$1,728,739	$1,371,807
Average Net Assets for the Period (in thousands)	$570,522	$793,882	$1,087,271	$1,731,141	$1,601,017	$1,344,815
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.93%	0.99%	1.18%	1.22%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.93%	0.99%	1.18%	1.22%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%(9)	0.31%	0.67%	0.13%	(0.04)%	0.18%
Portfolio Turnover Rate	16%	21%	26%	43%	30%	45%

See Notes to Financial Statements.

120 | MARCH 31, 2014

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from August 1, 2008 through July 31, 2009.
(3)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Vodafone Group PLC in February 2014. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.81%, respectively.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.43% and 1.43%, respectively, without the inclusion of the non-recurring expense adjustment.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.04%. The adjustment had no impact on total net assets or total return of the class.
(7)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(8)	Period from July 6, 2009 (inception date) through October 31, 2009.
(9)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include special dividends from Evergrande Real Estate Group, Ltd. and Strides Arcolab, Ltd. in October 2013 and December 2013, respectively. The impact of the special dividends to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.44% and $0.12 and 0.62%, respectively.

See Notes to Financial Statements.

Janus Global & International Funds | 121

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Janus Asia Equity Fund
year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$9.45	$9.25	$7.43	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.13(2)	0.13	0.15	(0.23)
Net gain/(loss) on investments (both realized and unrealized)	0.21	0.15	1.67	(2.34)
Total from Investment Operations	0.34	0.28	1.82	(2.57)
Less Distributions and Other:
Dividends (from net investment income)*	(0.16)	(0.08)	–	–
Distributions (from capital gains)*	(0.33)	–	–	–
Redemption fees	N/A	N/A	–	–
Total Distributions and Other	(0.49)	(0.08)	–	–
Net Asset Value, End of Period	$9.30	$9.45	$9.25	$7.43
Total Return**	3.68%	2.99%	24.50%	(25.70)%
Net Assets, End of Period (in thousands)	$1,563	$1,644	$861	$619
Average Net Assets for the Period (in thousands)	$1,253	$1,331	$798	$724
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.52%	2.05%	4.33%	28.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.24%	1.43%	1.54%	1.35%
Ratio of Net Investment Income to Average Net Assets***	1.99%(2)	0.63%	0.89%	0.85%
Portfolio Turnover Rate	38%	104%	75%	2%

Class T Shares

	Janus Emerging
For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Markets Fund
year or period ended September 30	2014	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$8.26	$7.99	$7.41	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.07(2)	0.29	0.05	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.25	0.01	0.60	(2.59)
Total from Investment Operations	0.32	0.30	0.65	(2.60)
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	(0.03)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.03)	–
Redemption fees	N/A	N/A	–(4)	0.01
Total Distributions and Other	(0.22)	(0.03)	(0.07)	0.01
Net Asset Value, End of Period	$8.36	$8.26	$7.99	$7.41
Total Return**	3.94%	3.73%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$1,124	$825	$2,141	$1,301
Average Net Assets for the Period (in thousands)	$1,011	$2,105	$2,004	$1,320
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.96%	1.70%	2.13%	4.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.40%	1.37%	1.42%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.40%(2)	(0.19)%	0.58%	0.85%
Portfolio Turnover Rate	33%	138%	136%	160%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 29, 2011 (inception date) through September 30, 2011.
(2)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.08 and 2.07%, respectively, for Janus Asia Equity Fund, and $0.03 and 0.88%, respectively, for Janus Emerging Markets Fund.
(3)	Period from December 28, 2010 (inception date) through September 30, 2011.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

122 | MARCH 31, 2014

Class T Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period ended	Janus Global Life Sciences Fund
September 30 and each year ended October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$42.34	$31.09	$22.81	$22.19	$19.70	$17.78	$24.12
Income from Investment Operations:
Net investment income/(loss)	0.06(2)	0.03	(0.06)	(0.12)	0.27	0.04	0.03
Net gain/(loss) on investments (both realized and unrealized)	7.13	12.35	8.35	0.84	2.22	1.94	(6.38)
Total from Investment Operations	7.19	12.38	8.29	0.72	2.49	1.98	(6.35)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(0.01)	(0.10)	–(3)	(0.06)	–
Distributions (from capital gains)*	(3.44)	(1.13)	–	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–(4)	0.01
Total Distributions and Other	(3.44)	(1.13)	(0.01)	(0.10)	–	(0.06)	0.01
Net Asset Value, End of Period	$46.09	$42.34	$31.09	$22.81	$22.19	$19.70	$17.78
Total Return**	17.98%	41.24%	36.34%	3.26%	12.65%	11.21%	(26.29)%
Net Assets, End of Period (in thousands)	$755,482	$485,819	$266,444	$203,916	$230,708	$646,206	$653,106
Average Net Assets for the Period (in thousands)	$621,905	$328,041	$233,296	$232,934	$381,186	$618,360	$835,370
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.95%	0.98%	1.00%	1.01%	1.04%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.94%	0.98%	1.00%	1.01%	1.03%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%(2)	(0.32)%	(0.28)%	(0.56)%	0.80%	0.28%	0.15%
Portfolio Turnover Rate	23%	47%	50%	54%	42%	70%	81%

Class T Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period ended	Janus Global Research Fund
September 30 and each year ended October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$55.62	$46.72	$38.85	$41.80	$35.23	$27.28	$52.97
Income from Investment Operations:
Net investment income	0.28	0.38	0.22	0.12	0.19	0.15	0.12
Net gain/(loss) on investments (both realized and unrealized)	4.66	8.77	7.71	(2.70)	6.38	8.05	(23.46)
Total from Investment Operations	4.94	9.15	7.93	(2.58)	6.57	8.20	(23.34)
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.25)	(0.06)	(0.37)	–(3)	(0.25)	(0.15)
Distributions (from capital gains)*	–	–	–	–	–	–	(2.23)
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–(4)	0.03
Total Distributions and Other	(0.28)	(0.25)	(0.06)	(0.37)	–	(0.25)	(2.35)
Net Asset Value, End of Period	$60.28	$55.62	$46.72	$38.85	$41.80	$35.23	$27.28
Total Return**	8.91%	19.66%	20.42%	(6.27)%	18.67%	30.46%	(45.95)%
Net Assets, End of Period (in thousands)	$985,296	$941,836	$110,487	$93,622	$114,874	$203,125	$167,476
Average Net Assets for the Period (in thousands)	$979,422	$557,218	$108,203	$118,574	$142,843	$166,030	$260,977
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.88%	0.93%	1.12%	1.10%	1.18%	1.25%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.78%	0.81%	1.11%	1.10%	1.18%	1.24%	1.14%
Ratio of Net Investment Income to Average Net Assets***	0.91%	1.03%	0.49%	0.30%	0.47%	0.56%	0.39%(5)
Portfolio Turnover Rate	23%	67%	67%	78%	68%	99%	95%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets net assets is $0.09 and 0.46%, respectively.
(3)	Less than $0.01 on a per share basis.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Global & International Funds | 123

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period
ended September 30 and each year ended	Janus Global Select Fund
October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$11.69	$9.37	$9.16	$11.01	$9.03	$7.14	$13.57
Income from Investment Operations:
Net investment income/(loss)	0.02	0.05	0.06	0.20	(0.01)	0.01	0.08
Net gain/(loss) on investments (both realized and unrealized)	1.19	2.32	0.25	(1.93)	1.99	1.95	(6.47)
Total from Investment Operations	1.21	2.37	0.31	(1.73)	1.98	1.96	(6.39)
Less Distributions and Other:
Dividends (from net investment income)*	(0.05)	(0.05)	(0.10)	(0.12)	–(2)	(0.06)	(0.04)
Distributions (from capital gains)*	–	–	–	–	–	–	–
Return of capital	N/A	N/A	N/A	N/A	N/A	(0.01)	N/A
Redemption fees	N/A	N/A	–(3)	–(3)	N/A	N/A	N/A
Total Distributions and Other	(0.05)	(0.05)	(0.10)	(0.12)	–	(0.07)	(0.04)
Net Asset Value, End of Period	$12.85	$11.69	$9.37	$9.16	$11.01	$9.03	$7.14
Total Return**	10.37%	25.33%	3.38%	(15.97)%	21.96%	27.96%	(47.21)%
Net Assets, End of Period (in thousands)	$590,228	$595,722	$653,810	$831,865	$1,381,716	$3,133,551	$2,694,881
Average Net Assets for the Period (in thousands)	$606,946	$616,392	$811,160	$1,277,525	$2,008,730	$2,600,372	$4,709,077
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.96%	0.97%	0.96%	0.95%	0.97%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.93%	0.95%	0.97%	0.96%	0.95%	0.96%	0.94%
Ratio of Net Investment Income to Average Net Assets***	0.24%	0.49%	0.39%	0.59%	0.22%	0.14%	0.67%
Portfolio Turnover Rate	25%	53%	182%	138%	116%	125%	144%

Class T Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period ended	Janus Global Technology Fund
September 30 and each year ended October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$22.99	$18.56	$15.09	$15.28	$12.57	$9.29	$16.51
Income from Investment Operations:
Net investment income/(loss)	(0.02)	–(2)	(0.02)	(0.03)	(0.05)	–(2)	–(2)
Net gain/(loss) on investments (both realized and unrealized)	2.31	4.50	3.49	(0.16)	2.76	3.28	(7.16)
Total from Investment Operations	2.29	4.50	3.47	(0.19)	2.71	3.28	(7.16)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–	(0.06)
Distributions (from capital gains)*	(1.79)	(0.07)	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(1.79)	(0.07)	–	–	–	–	(0.06)
Net Asset Value, End of Period	$23.49	$22.99	$18.56	$15.09	$15.28	$12.57	$9.29
Total Return**	10.30%	24.31%	23.00%	(1.24)%	21.56%	35.31%	(43.51)%
Net Assets, End of Period (in thousands)	$307,334	$283,627	$247,798	$225,429	$265,438	$713,536	$533,329
Average Net Assets for the Period (in thousands)	$302,759	$255,617	$244,166	$283,158	$424,663	$584,300	$828,435
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	0.97%	1.01%	1.00%	1.13%	1.06%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.96%	1.01%	1.00%	1.13%	1.05%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%	0.02%	(0.19)%	(0.31)%	(0.66)%	(0.32)%	(0.15)%(4)
Portfolio Turnover Rate	29%	36%	49%	89%	70%	111%	90%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Less than $0.01 on a per share basis.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

124 | MARCH 31, 2014

Class T Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus International Equity Fund
and the period ended July 31, 2009	2014	2013	2012	2011	2010	2009(1)	2009(2)

Net Asset Value, Beginning of Period	$13.02	$10.50	$9.34	$10.86	$9.64	$9.10	$8.34
Income from Investment Operations:
Net investment income	0.09(3)	0.10	0.14	0.11	0.05	0.02	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.51	2.55	1.18	(1.53)	1.22	0.52	0.75
Total from Investment Operations	0.60	2.65	1.32	(1.42)	1.27	0.54	0.76
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.13)	(0.16)	(0.10)	(0.05)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–	–
Total Distributions and Other	(0.10)	(0.13)	(0.16)	(0.10)	(0.05)	–	–
Net Asset Value, End of Period	$13.52	$13.02	$10.50	$9.34	$10.86	$9.64	$9.10
Total Return**	4.63%	25.50%	14.25%	(13.23)%	13.22%	5.93%	9.11%
Net Assets, End of Period (in thousands)	$11,587	$10,173	$11,027	$5,184	$2,137	$1	$1
Average Net Assets for the Period (in thousands)	$10,719	$11,504	$6,256	$4,425	$645	$1	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	1.07%	1.19%	1.12%	1.26%	1.07%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.07%	1.19%	1.12%	1.26%	1.07%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.34%(3)	1.03%	1.28%	1.13%	1.14%	1.23%	(0.41)%
Portfolio Turnover Rate	29%	74%	57%	77%	132%	19%	176%

Class T Shares

For a share outstanding during the period
ended March 31, 2014 (unaudited), each year
or period ended September 30 and each year	Janus Overseas Fund
ended October 31	2014	2013	2012	2011	2010(5)	2009	2008

Net Asset Value, Beginning of Period	$35.55	$32.44	$33.95	$47.56	$38.65	$27.12	$63.02
Income from Investment Operations:
Net investment income	0.27(6)	1.28	1.06	0.11	0.01	0.41	0.63
Net gain/(loss) on investments (both realized and unrealized)	2.03	2.94	0.10	(13.68)	9.04	12.66	(31.38)
Total from Investment Operations	2.30	4.22	1.16	(13.57)	9.05	13.07	(30.75)
Less Distributions and Other:
Dividends (from net investment income)*	(1.42)	(1.11)	–	(0.05)	(0.15)	(0.22)	(0.88)
Distributions (from capital gains)*	–	–	(2.67)	–	–	(1.33)	(4.29)
Redemption fees	N/A	N/A	–(4)	0.01	0.01	0.01	0.02
Total Distributions and Other	(1.42)	(1.11)	(2.67)	(0.04)	(0.14)	(1.54)	(5.15)
Net Asset Value, End of Period	$36.43	$35.55	$32.44	$33.95	$47.56	$38.65	$27.12
Total Return**	6.58%	13.22%	3.52%	(28.54)%	23.48%	51.63%	(52.78)%
Net Assets, End of Period (in thousands)	$1,657,206	$1,875,618	$2,712,057	$3,719,191	$6,113,812	$7,112,657	$4,345,024
Average Net Assets for the Period (in thousands)	$1,784,132	$2,301,346	$3,426,766	$6,059,513	$6,528,596	$5,182,633	$9,214,669
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.68%	0.75%	0.93%	0.95%	0.91%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.67%	0.68%	0.74%	0.93%	0.95%	0.91%	0.89%
Ratio of Net Investment Income to Average Net Assets***	0.83%(6)	0.56%	0.90%	0.37%	0.14%	0.90%	0.79%
Portfolio Turnover Rate	16%	21%	26%	43%	30%	45%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Net investment income per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Vodafone Group PLC in February 2014. The impact of the special dividend to Net investment income per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.05 and 0.81%, respectively.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(6)	Net investment income per share and Ratio of Net Investment Income to Average Net Assets include special dividends from Evergrande Real Estate Group, Ltd. and Strides Arcolab, Ltd. in October 2013 and December 2013, respectively. The impact of the special dividends to Net investment income per share and Ratio of Net Investment Income to Average Net Assets is $0.09 and 0.44% and $0.12 and 0.62%, respectively.

See Notes to Financial Statements.

Janus Global & International Funds | 125

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Life Sciences Fund, Janus Global Research Fund, Janus Global Select Fund, Janus Global Technology Fund, Janus International Equity Fund and Janus Overseas Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended March 31, 2014. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Global Select Fund, which is classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual

126 | MARCH 31, 2014

securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such

Janus Global & International Funds | 127

Notes to Financial Statements (unaudited) (continued)

distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2014, Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Select Fund, Janus Global Technology Fund and Janus Overseas Fund had restricted cash in the amounts of $61,636, $600,602, $20,630, $400,000 and $62,542,630, respectively. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates, as well as investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2

128 | MARCH 31, 2014

fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Funds did not hold a material amount of Level 3 securities as of March 31, 2014.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended March 31, 2014.

Transfers Out
of Level 2
Fund	to Level 1

Janus Asia Equity Fund	$144,164
Janus Emerging Markets Fund	4,095,144
Janus Global Life Sciences Fund	32,724,387
Janus Global Research Fund	55,528,785
Janus Global Select Fund	30,969,234
Janus Global Technology Fund	32,449,090
Janus International Equity Fund	10,111,017
Janus Overseas Fund	605,457,242

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the period ended March 31, 2014 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Janus Global & International Funds | 129

Notes to Financial Statements (unaudited) (continued)

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the

130 | MARCH 31, 2014

Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written, at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended March 31, 2014 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Global Technology Fund
Options outstanding at September 30, 2013	647	$1,434,399
Options written	4,237	970,950
Options closed	(1,392)	(1,614,689)
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2014	3,492	$790,660

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in

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Notes to Financial Statements (unaudited) (continued)

“Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2014.

Fair Value of Derivative Instruments as of March 31, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Emerging Markets Fund
Equity Contracts	Outstanding swap contracts at value	$25,123
Foreign Exchange Contracts	Forward currency contracts	4,442	Forward currency contracts	$3,188

Total		$29,565		$3,188

Janus Global Life Sciences Fund
Foreign Exchange Contracts	Forward currency contracts	$199,267	Forward currency contracts	$67,561

Janus Global Technology Fund
Equity Contracts	Unaffiliated investments at value	$2,487*	Options written, at value	$389,505
Foreign Exchange Contracts	Forward currency contracts	221,628	Forward currency contracts	20,513

Total		$224,115		$410,018

Janus Overseas Fund
Equity Contracts	Outstanding swap contracts at value	$7,270,797
Foreign Exchange Contracts	Forward currency contracts	2,232,757	Forward currency contracts	$106,809

Total		$9,503,554		$106,809

*	Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2014.

The effect of Derivative Instruments on the Statements of Operations for the period ended March 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions		Swap contracts	Written options contracts	Total

Janus Asia Equity Fund
Equity Contracts	$–		$(3,095)	$–	$(3,095)

Janus Emerging Markets Fund
Equity Contracts	$–		$(82,712)	$–	$(82,712)
Foreign Exchange Contracts	2,853		–	–	2,853

Total	$2,853		$(82,712)	$–	$(79,859)

Janus Global Life Sciences Fund
Foreign Exchange Contracts	$(1,551,136)		$–	$–	$(1,551,136)

Janus Global Select Fund
Equity Contracts	$(4,768,000	)*	$–	$–	$(4,768,000)

Janus Global Technology Fund
Equity Contracts	$430,008*		$–	$1,546,441	$1,976,449
Foreign Exchange Contracts	622,992		–	–	622,992

Total	$1,053,000		$–	$1,546,441	$2,599,441

Janus International Equity Fund
Foreign Exchange Contracts	$1,222,167		$–	$–	$1,222,167

132 | MARCH 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions	Swap contracts	Written options contracts	Total

Janus Overseas Fund
Equity Contracts	$–	$(97,283,363)	$–	$(97,283,363)
Foreign Exchange Contracts	23,373,907	–	–	23,373,907

Total	$23,373,907	$(97,283,363)	$–	$(73,909,456)

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation		Swap contracts	Written options contracts	Total

Janus Emerging Markets Fund
Equity Contracts	$–		$38,170	$–	$38,170
Foreign Exchange Contracts	8,467		–	–	8,467

Total	$8,467		$38,170	$–	$46,637

Janus Global Life Sciences Fund
Foreign Exchange Contracts	$705,307		$–	$–	$705,307

Janus Global Select Fund
Equity Contracts	$2,917,642*		$–	$–	$2,917,642

Janus Global Technology Fund
Equity Contracts	$(205,805	)*	$–	$(714,675)	$(920,480)
Foreign Exchange Contracts	635,304		–	–	635,304

Total	$429,499		$–	$(714,675)	$(285,176)

Janus International Equity Fund
Foreign Exchange Contracts	$248,374		$–	$–	$248,374

Janus Overseas Fund
Equity Contracts	$–		$15,964,930	$–	$15,964,930
Foreign Exchange Contracts	5,883,310		–	–	5,883,310

Total	$5,883,310		$15,964,930	$–	$21,848,240

*	Amounts relate to purchased options.

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and

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Notes to Financial Statements (unaudited) (continued)

the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares
The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2014, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Select Fund, and Janus Overseas Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, a Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on a Fund’s investments in A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Funds do not accrue for such taxes.

As of March 31, 2014, Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Select Fund, and Janus Overseas Fund had allocated investment quota of $24,636, $142,602, $20,630, and $22,973, respectively. The Funds are subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market

134 | MARCH 31, 2014

conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fund invests in Chinese local market securities (also known as “A Shares”).

Offsetting Assets and Liabilities
The Funds recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets
Janus Asia Equity Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$141,858	$–	$(141,858)	$–

Janus Emerging Markets Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$29,565	$(3,188)	$–	$26,377
Deutsche Bank AG	284,566	–	(284,566)	–

Total	$314,131	$(3,188)	$(284,566)	$26,377

Janus Global & International Funds | 135

Notes to Financial Statements (unaudited) (continued)

Janus Global Life Sciences Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$199,267	$–	$–	$199,267
Deutsche Bank AG	54,039,950	–	(54,039,950)	–

Total	$54,239,217	$–	$(54,039,950)	$199,267

Janus Global Technology Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$100,301	$(100,301)	$–	$–
Deutsche Bank AG	40,292,194	–	(40,292,194)	–
JPMorgan Chase & Co.	76,851	–	–	76,851
RBC Capital Markets Corp.	46,963	(3,029)	–	43,934

Total	$40,516,309	$(103,330)	$(40,292,194)	$120,785

Janus Overseas Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$8,416,492	$–	$11,900,000**	$20,316,492
Deutsche Bank AG	247,331,636	–	(247,331,636)	–
JPMorgan Chase & Co.	589,581	–	–	589,581
RBC Capital Markets Corp.	497,481	–	–	497,481

Total	$256,835,190	$–	$(235,431,636)	$21,403,554

Offsetting of Financial Liabilities and Derivative Liabilities
Janus Emerging Markets Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$3,188	$(3,188)	$–	$–

Janus Global Life Sciences Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

HSBC Securities (USA), Inc.	$13,004	$–	$–	$13,004
RBC Capital Markets Corp.	54,557	–	–	54,557

Total	$67,561	$–	$–	$67,561

Janus Global Technology Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$193,374	$(100,301)	$–	$93,073
HSBC Securities (USA), Inc.	15,175	–	–	15,175
RBC Capital Markets Corp.	3,029	(3,029)	–	–
UBS AG	198,440	–	(198,440)	–

Total	$410,018	$(103,330)	$(198,440)	$108,248

136 | MARCH 31, 2014

Janus Overseas Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

HSBC Securities (USA), Inc.	$106,809	$–	$–	$106,809

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
**	Janus Overseas Fund pledged $11,900,000 for certain transactions. This amount is included in “Restricted cash” on the Statements of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

A Fund does not require the counterparty to post collateral for forward currency contracts; however, a Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than a Fund’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of a Fund’s corresponding forward currency contracts.

A Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. A Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, certain Funds may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Each Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured

Janus Global & International Funds | 137

Notes to Financial Statements (unaudited) (continued)

by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statements of Operations (if applicable).

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

138 | MARCH 31, 2014

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily	Fee/Base
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Asia Equity Fund	N/A	0.92
Janus Emerging Markets Fund	N/A	1.00
Janus Global Life Sciences Fund	All Asset Levels	0.64
Janus Global Research Fund	N/A	0.60
Janus Global Select Fund	All Asset Levels	0.64
Janus Global Technology Fund	All Asset Levels	0.64
Janus International Equity Fund	N/A	0.68
Janus Overseas Fund	N/A	0.64

For Janus Asia Equity Fund, Janus Emerging Markets Fund, Janus Global Research Fund, Janus International Equity Fund and Janus Overseas Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Asia Equity Fund	MSCI All Country Asia ex-Japan Index
Janus Emerging Markets Fund	MSCI Emerging Markets IndexSM
Janus Global Research Fund	MSCI World IndexSM
Janus International Equity Fund	MSCI EAFE® Index
Janus Overseas Fund	MSCI All Country World ex-U.S. IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (15 months for Janus Overseas Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustments began January 2007 for Janus Global Research Fund, December 2007 for Janus International Equity Fund, November 2011 for Janus Overseas Fund, January 2012 for Janus Emerging Markets Fund, and August 2012 for Janus Asia Equity Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears.

Janus Global & International Funds | 139

Notes to Financial Statements (unaudited) (continued)

Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, as well as the additional three-year management fee waivers agreed to by Janus Capital for Janus Global Research Fund, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the period ended March 31, 2014, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Asia Equity Fund	$(2,788)
Janus Emerging Markets Fund	(15,694)
Janus Global Research Fund	(361,120)
Janus International Equity Fund	(71,540)
Janus Overseas Fund	(6,325,823)

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser to Janus Asia Equity Fund, Janus Emerging Markets Fund and Janus International Equity Fund. Janus Capital pays Janus Singapore a fee equal to 50% of the advisory fee paid by Janus Asia Equity Fund and one-third of the advisory fee paid by each of Janus Emerging Markets Fund and Janus International Equity Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on each of Janus Asia Equity Fund’s, Janus Emerging Markets Fund’s and Janus International Equity Fund’s performance relative to each Fund’s respective benchmark index over the performance measurement period. Janus Singapore has been in the investment management business since 2011 and serves as subadviser to other U.S. registered investment companies and offshore investment funds. Janus Singapore is a wholly-owned subsidiary of Janus Capital.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of

140 | MARCH 31, 2014

out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least February 1, 2015. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense
	Limit (%)	Previous Expense
	(February 1, 2014	Limit (%)
Fund	to present)	(until February 1, 2014)

Janus Asia Equity Fund	1.08	1.25
Janus Emerging Markets Fund	1.25	1.25
Janus Global Research Fund	1.07	1.07
Janus Global Select Fund	1.02	1.02
Janus International Equity Fund	0.95	1.00
Janus Overseas Fund	0.95	1.00

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $140,017 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain

Janus Global & International Funds | 141

Notes to Financial Statements (unaudited) (continued)

specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $259,235 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Asia Equity Fund	$267
Janus Emerging Markets Fund	400
Janus Global Life Sciences Fund	80,424
Janus Global Research Fund	700
Janus Global Select Fund	406
Janus Global Technology Fund	2,739
Janus International Equity Fund	9,045
Janus Overseas Fund	1,923

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2014, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Overseas Fund	$358

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended March 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Life Sciences Fund	$1,390
Janus Global Research Fund	331
Janus Global Select Fund	541
Janus Global Technology Fund	88
Janus International Equity Fund	77
Janus Overseas Fund	4,259

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended March 31, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

142 | MARCH 31, 2014

As of March 31, 2014, shares of the Funds were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Fund
Fund	Owned	Owned

Janus Asia Equity Fund - Class A Shares	83%	5%
Janus Asia Equity Fund - Class C Shares	98	5
Janus Asia Equity Fund - Class D Shares	10	5
Janus Asia Equity Fund - Class I Shares	86	19
Janus Asia Equity Fund - Class S Shares	100	5
Janus Asia Equity Fund - Class T Shares	53	5
Janus Emerging Markets Fund - Class A Shares	–	–
Janus Emerging Markets Fund - Class C Shares	59	0
Janus Emerging Markets Fund - Class D Shares	–	–
Janus Emerging Markets Fund - Class I Shares	82	53
Janus Emerging Markets Fund - Class S Shares	91	1
Janus Emerging Markets Fund - Class T Shares	–	–
Janus Global Research Fund - Class A Shares	–	–
Janus Global Research Fund - Class C Shares	–	–
Janus Global Research Fund - Class D Shares	–	–
Janus Global Research Fund - Class I Shares	29	1
Janus Global Research Fund - Class R Shares	–	–
Janus Global Research Fund - Class S Shares	–	–
Janus Global Research Fund - Class T Shares	–	–
Janus Global Select Fund - Class A Shares	–	–
Janus Global Select Fund - Class C Shares	–	–
Janus Global Select Fund - Class D Shares	–	–
Janus Global Select Fund - Class I Shares	66	1
Janus Global Select Fund - Class R Shares	–	–
Janus Global Select Fund - Class S Shares	–	–
Janus Global Select Fund - Class T Shares	–	–
Janus International Equity Fund - Class A Shares	–	–
Janus International Equity Fund - Class C Shares	–	–
Janus International Equity Fund - Class D Shares	–	–
Janus International Equity Fund - Class I Shares	–	–
Janus International Equity Fund - Class N Shares	97	36
Janus International Equity Fund - Class R Shares	–	–
Janus International Equity Fund - Class S Shares	–	–
Janus International Equity Fund - Class T Shares	–	–

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Global & International Funds | 143

Notes to Financial Statements (unaudited) (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

				Net Tax
	Federal Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Asia Equity Fund	$16,508,822	$894,356	$(1,178,066)	$(283,710)
Janus Emerging Markets Fund	31,814,483	2,113,322	(2,847,894)	(734,572)
Janus Global Life Sciences Fund	1,527,232,454	578,988,867	(29,514,731)	549,474,136
Janus Global Research Fund	2,142,744,927	509,205,537	(43,327,012)	465,878,525
Janus Global Select Fund	1,787,693,614	547,523,125	(50,472,990)	497,050,135
Janus Global Technology Fund	818,514,467	268,450,118	(13,957,676)	254,492,442
Janus International Equity Fund	261,468,287	55,865,359	(9,672,571)	46,192,788
Janus Overseas Fund	4,684,619,995	930,367,223	(1,082,513,460)	(152,146,237)

Information on the tax components of securities sold short as of March 31, 2014 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	(Appreciation)	Depreciation	(Appreciation)

Janus Global Technology Fund	$(6,732,873)	$(932,365)	$340,009	$(592,356)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2013

	September 30,	September 30,	No Expiration		Accumulated
Fund	2016	2017	Short-Term	Long-Term	Capital Losses

Janus Asia Equity Fund	$–	$–	$–	$–	$–
Janus Emerging Markets Fund	–	–	(1,705,916)	(1,358,974)	(3,064,890)
Janus Global Life Sciences Fund	–	–	–	–	–
Janus Global Research Fund(1)	(11,585,727)	(815,242,023)	–	–	(826,827,750)
Janus Global Select Fund(2)	(8,938,530)	(692,178,716)	(111,598,436)	(134,321,452)	(947,037,134)
Janus Global Technology Fund	–	–	–	–	–
Janus International Equity Fund	–	(16,455,857)	–	–	(16,455,857)
Janus Overseas Fund(3)	(330,727,597)	–	(32,438,593)	(711,004,834)	(1,074,171,024)

(1)	Capital loss carryovers subject to annual limitations, $(819,103,932) should be available in the next fiscal year.
(2)	Capital loss carryovers subject to annual limitations, $(943,461,722) should be available in the next fiscal year.
(3)	Capital loss carryovers subject to annual limitations, $(1,027,920,186) should be available in the next fiscal year.

144 | MARCH 31, 2014

6.	Capital Share Transactions

	Janus		Janus		Janus
For the period ended March 31,	Asia Equity		Emerging Markets		Global Life Sciences
2014 (unaudited) and the year	Fund		Fund		Fund
ended September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	4,612	33,392	7,822	51,447	528,175	241,503
Reinvested dividends and distributions	5,360	878	588	394	35,855	4,800
Shares repurchased	(6,800)	(26,133)	(7,304)	(142,644)	(79,106)	(48,500)
Net Increase/(Decrease) in Fund Shares	3,172	8,137	1,106	(90,803)	484,924	197,803
Shares Outstanding, Beginning of Period	103,054	94,917	33,409	124,212	305,237	107,434
Shares Outstanding, End of Period	106,226	103,054	34,515	33,409	790,161	305,237
Transactions in Fund Shares – Class C Shares:
Shares sold	–	1,317	–	6,405	290,687	152,155
Reinvested dividends and distributions	3,807	52	268	–	18,715	858
Shares repurchased	(479)	–	(207)	(79,896)	(24,581)	(6,176)
Net Increase/(Decrease) in Fund Shares	3,328	1,369	61	(73,491)	284,821	146,837
Shares Outstanding, Beginning of Period	85,761	84,392	23,933	97,424	163,656	16,819
Shares Outstanding, End of Period	89,089	85,761	23,994	23,933	448,477	163,656
Transactions in Fund Shares – Class D Shares:
Shares sold	259,134	1,162,229	304,357	658,607	3,266,836	3,549,293
Reinvested dividends and distributions	45,894	3,751	30,849	6,340	1,662,379	655,068
Shares repurchased	(202,217)	(743,871)	(334,793)	(726,571)	(1,517,627)	(2,199,868)
Net Increase/(Decrease) in Fund Shares	102,811	422,109	413	(61,624)	3,411,588	2,004,493
Shares Outstanding, Beginning of Period	788,421	366,312	1,108,372	1,169,996	19,976,590	17,972,097
Shares Outstanding, End of Period	891,232	788,421	1,108,785	1,108,372	23,388,178	19,976,590
Transactions in Fund Shares – Class I Shares:
Shares sold	255,480	137,875	508,440	1,141,965	1,987,898	290,309
Reinvested dividends and distributions	7,216	1,674	58,484	5,244	42,974	7,676
Shares repurchased	(11,451)	(126,657)	(88,079)	(261,109)	(80,939)	(94,547)
Net Increase/(Decrease) in Fund Shares	251,245	12,892	478,845	886,100	1,949,933	203,438
Shares Outstanding, Beginning of Period	136,405	123,513	1,933,877	1,047,777	441,167	237,729
Shares Outstanding, End of Period	387,650	136,405	2,412,722	1,933,877	2,391,100	441,167
Transactions in Fund Shares – Class S Shares:
Shares sold	–	31,122	543	2,676	85,172	220,952
Reinvested dividends and distributions	4,203	562	1,103	129	17,756	237
Shares repurchased	–	(31,122)	–	(46,773)	(45,828)	(10,883)
Net Increase/(Decrease) in Fund Shares	4,203	562	1,646	(43,968)	57,100	210,306
Shares Outstanding, Beginning of Period	83,895	83,333	40,876	84,844	215,543	5,237
Shares Outstanding, End of Period	88,098	83,895	42,522	40,876	272,643	215,543
Transactions in Fund Shares – Class T Shares:
Shares sold	437,970	669,198	241,942	714,436	6,226,965	4,239,667
Reinvested dividends and distributions	5,704	895	2,841	879	1,016,573	311,631
Shares repurchased	(449,538)	(589,190)	(210,268)	(883,381)	(2,327,129)	(1,647,023)
Net Increase/(Decrease) in Fund Shares	(5,864)	80,903	34,515	(168,066)	4,916,409	2,904,275
Shares Outstanding, Beginning of Period	174,012	93,109	99,820	267,886	11,474,341	8,570,066
Shares Outstanding, End of Period	168,148	174,012	134,335	99,820	16,390,750	11,474,341

(1)	Values have been adjusted to conform with current year presentation.

Janus Global & International Funds | 145

Notes to Financial Statements (unaudited) (continued)

	Janus Global		Janus		Janus Global
For the period ended March 31,	Research		Global Select		Technology
2014 (unaudited) and the year	Fund		Fund		Fund
ended September 30, 2013	2014	2013(1)(2)	2014	2013(2)	2014	2013(2)

Transactions in Fund Shares – Class A Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	51,917	N/A	N/A	N/A	N/A
Shares sold	15,034	60,370	17,456	88,339	95,918	131,713
Reinvested dividends and distributions	712	812	–	–	19,319	644
Shares repurchased	(21,789)	(140,707)	(148,139)	(712,174)	(26,891)	(68,425)
Net Increase/(Decrease) in Fund Shares	(6,043)	(27,608)	(130,683)	(623,835)	88,346	63,932
Shares Outstanding, Beginning of Period	208,499	236,107	635,265	1,259,100	256,071	192,139
Shares Outstanding, End of Period	202,456	208,499	504,582	635,265	344,417	256,071
Transactions in Fund Shares – Class C Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	28,314	N/A	N/A	N/A	N/A
Shares sold	8,492	29,922	6,105	18,891	8,179	48,715
Reinvested dividends and distributions	–	–	–	–	29,996	201
Shares repurchased	(10,916)	(20,060)	(48,018)	(288,161)	(18,213)	(20,194)
Net Increase/(Decrease) in Fund Shares	(2,424)	38,176	(41,913)	(269,270)	19,962	28,722
Shares Outstanding, Beginning of Period	101,581	63,405	377,592	646,862	97,121	68,399
Shares Outstanding, End of Period	99,157	101,581	335,679	377,592	117,083	97,121
Transactions in Fund Shares – Class D Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	23,313,194	N/A	N/A	N/A	N/A
Shares sold	360,136	422,543	1,671,119	3,282,566	717,939	1,393,615
Reinvested dividends and distributions	129,654	14,576	604,370	848,440	2,189,159	106,099
Shares repurchased	(1,103,679)	(1,745,807)	(7,609,270)	(26,811,724)	(1,662,398)	(3,935,019)
Net Increase/(Decrease) in Fund Shares	(613,889)	22,004,506	(5,333,781)	(22,680,718)	1,244,700	(2,435,305)
Shares Outstanding, Beginning of Period	24,527,164	2,522,658	132,593,288	155,274,006	28,473,445	30,908,750
Shares Outstanding, End of Period	23,913,275	24,527,164	127,259,507	132,593,288	29,718,145	28,473,445
Transactions in Fund Shares – Class I Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	360,154	N/A	N/A	N/A	N/A
Shares sold	223,702	654,626	165,735	2,025,873	191,102	198,965
Reinvested dividends and distributions	12,131	8,711	17,399	5,923	31,417	1,233
Shares repurchased	(188,780)	(435,786)	(348,894)	(1,015,240)	(78,914)	(196,529)
Net Increase/(Decrease) in Fund Shares	47,053	587,705	(165,760)	1,016,556	143,605	3,669
Shares Outstanding, Beginning of Period	1,833,599	1,245,894	2,819,464	1,802,908	418,361	414,692
Shares Outstanding, End of Period	1,880,652	1,833,599	2,653,704	2,819,464	561,966	418,361
Transactions in Fund Shares – Class R Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	23,790	N/A	N/A	N/A	N/A
Shares sold	7,691	7,981	5,111	63,526	N/A	N/A
Reinvested dividends and distributions	23	–	–	–	N/A	N/A
Shares repurchased	(2,763)	(3,775)	(11,404)	(190,118)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	4,951	27,996	(6,293)	(126,592)	N/A	N/A
Shares Outstanding, Beginning of Period	27,996	N/A	79,272	205,864	N/A	N/A
Shares Outstanding, End of Period	32,947	27,996	72,979	79,272	N/A	N/A

146 | MARCH 31, 2014

	Janus Global		Janus		Janus Global
For the period ended March 31,	Research		Global Select		Technology
2014 (unaudited) and the year	Fund		Fund		Fund
ended September 30, 2013	2014	2013(1)(2)	2014	2013(2)	2014	2013(2)

Transactions in Fund Shares – Class S Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	836,070	N/A	N/A	N/A	N/A
Shares sold	62,060	93,069	2,044	29,995	40,818	40,173
Reinvested dividends and distributions	1,640	226	–	938	6,099	121
Shares repurchased	(162,372)	(176,662)	(28,772)	(86,754)	(8,095)	(15,218)
Net Increase/(Decrease) in Fund Shares	(98,672)	752,703	(26,728)	(55,821)	38,822	25,076
Shares Outstanding, Beginning of Period	834,917	82,214	62,291	118,112	53,994	28,918
Shares Outstanding, End of Period	736,245	834,917	35,563	62,291	92,816	53,994
Transactions in Fund Shares – Class T Shares:
Net Change in Shares From the Acquisition (Note 8)	N/A	16,383,802	N/A	N/A	N/A	N/A
Shares sold	490,749	704,807	1,429,219	3,398,888	1,245,854	1,793,112
Reinvested dividends and distributions	79,539	11,657	192,521	280,502	966,607	45,715
Shares repurchased	(1,157,808)	(2,533,001)	(6,653,173)	(22,469,497)	(1,466,442)	(2,849,568)
Net Increase/(Decrease) in Fund Shares	(587,520)	14,567,265	(5,031,433)	(18,790,107)	746,019	(1,010,741)
Shares Outstanding, Beginning of Period	16,931,990	2,364,725	50,966,303	69,756,410	12,339,520	13,350,261
Shares Outstanding, End of Period	16,344,470	16,931,990	45,934,870	50,966,303	13,085,539	12,339,520

(1)	Effective March 15, 2013, Janus Global Research Fund was merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.” The activity in the table presented above is for the accounting survivor, Janus Global Research Fund, for the periods prior to the date of the merger and for the Combined Fund thereafter. Information has been restated for periods prior to the merger to reflect the share conversion ratio of 0.31760456, 0.31401614, 0.32275612, 0.31777897, 0.31544413 and 0.32300045 for Classes A, C, D, I, S and T, respectively. Following the merger, the Combined Fund changed its name to “Janus Global Research Fund.” See Note 8 in the Notes to Financial Statements.
(2)	Values have been adjusted to conform with current year presentation.

Janus Global & International Funds | 147

Notes to Financial Statements (unaudited) (continued)

	Janus		Janus
	International Equity		Overseas
For the period ended March 31, 2014 (unaudited)	Fund		Fund
and the year ended September 30, 2013	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	1,083,476	760,347	368,221	1,793,126
Reinvested dividends and distributions	23,779	33,903	132,239	197,918
Shares repurchased	(478,254)	(1,524,084)	(1,684,011)	(7,251,788)
Net Increase/(Decrease) in Fund Shares	629,001	(729,834)	(1,183,551)	(5,260,744)
Shares Outstanding, Beginning of Period	3,541,504	4,271,338	5,208,578	10,469,322
Shares Outstanding, End of Period	4,170,505	3,541,504	4,025,027	5,208,578
Transactions in Fund Shares – Class C Shares:
Shares sold	259,998	171,966	81,277	230,652
Reinvested dividends and distributions	–	1,028	38,661	39,847
Shares repurchased	(155,364)	(401,379)	(496,905)	(1,695,189)
Net Increase/(Decrease) in Fund Shares	104,634	(228,385)	(376,967)	(1,424,690)
Shares Outstanding, Beginning of Period	1,132,491	1,360,876	2,170,591	3,595,281
Shares Outstanding, End of Period	1,237,125	1,132,491	1,793,624	2,170,591
Transactions in Fund Shares – Class D Shares:
Shares sold	329,720	889,122	450,147	1,275,984
Reinvested dividends and distributions	15,830	13,555	1,405,331	1,390,560
Shares repurchased	(237,951)	(484,493)	(3,488,533)	(9,796,468)
Net Increase/(Decrease) in Fund Shares	107,599	418,184	(1,633,055)	(7,129,924)
Shares Outstanding, Beginning of Period	1,642,008	1,223,824	36,001,369	43,131,293
Shares Outstanding, End of Period	1,749,607	1,642,008	34,368,314	36,001,369
Transactions in Fund Shares – Class I Shares:
Shares sold	1,982,463	1,413,642	2,407,095	5,852,201
Reinvested dividends and distributions	34,046	41,268	512,195	821,142
Shares repurchased	(628,583)	(2,768,442)	(9,338,877)	(15,890,847)
Net Increase/(Decrease) in Fund Shares	1,387,926	(1,313,532)	(6,419,587)	(9,217,504)
Shares Outstanding, Beginning of Period	3,887,196	5,200,728	17,898,776	27,116,280
Shares Outstanding, End of Period	5,275,122	3,887,196	11,479,189	17,898,776
Transactions in Fund Shares – Class N Shares:
Shares sold	323,906	3,282,898	3,782,971	339,406
Reinvested dividends and distributions	88,935	83,560	212,056	63,024
Shares repurchased	(367,008)	(1,187,375)	(464,970)	(671,238)
Net Increase/(Decrease) in Fund Shares	45,833	2,179,083	3,530,057	(268,808)
Shares Outstanding, Beginning of Period	8,438,844	6,259,761	1,520,066	1,788,874
Shares Outstanding, End of Period	8,484,677	8,438,844	5,050,123	1,520,066
Transactions in Fund Shares – Class R Shares:
Shares sold	60,304	38,655	217,889	695,310
Reinvested dividends and distributions	676	1,523	74,220	82,526
Shares repurchased	(14,696)	(35,243)	(564,187)	(2,264,764)
Net Increase/(Decrease) in Fund Shares	46,284	4,935	(272,078)	(1,486,928)
Shares Outstanding, Beginning of Period	152,817	147,882	2,573,204	4,060,132
Shares Outstanding, End of Period	199,101	152,817	2,301,126	2,573,204
Transactions in Fund Shares – Class S Shares:
Shares sold	125,531	393,012	1,139,214	3,351,532
Reinvested dividends and distributions	4,744	3,918	557,417	775,094
Shares repurchased	(55,158)	(91,746)	(4,950,784)	(15,244,632)
Net Increase/(Decrease) in Fund Shares	75,117	305,184	(3,254,153)	(11,118,006)
Shares Outstanding, Beginning of Period	595,498	290,314	17,574,637	28,692,643
Shares Outstanding, End of Period	670,615	595,498	14,320,484	17,574,637

148 | MARCH 31, 2014

	Janus		Janus
	International Equity		Overseas
For the period ended March 31, 2014 (unaudited)	Fund		Fund
and the year ended September 30, 2013	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class T Shares:
Shares sold	154,274	334,999	1,642,704	5,045,353
Reinvested dividends and distributions	5,927	12,462	1,900,946	2,446,175
Shares repurchased	(84,716)	(615,994)	(10,816,372)	(38,337,667)
Net Increase/(Decrease) in Fund Shares	75,485	(268,533)	(7,272,722)	(30,846,139)
Shares Outstanding, Beginning of Period	781,401	1,049,934	52,762,980	83,609,119
Shares Outstanding, End of Period	856,886	781,401	45,490,258	52,762,980

(1)	Values have been adjusted to conform with current year presentation.

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Asia Equity Fund	$7,745,699	$5,289,623	$–	$–
Janus Emerging Markets Fund	12,872,082	9,265,373	–	–
Janus Global Life Sciences Fund	797,593,325	369,894,208	–	–
Janus Global Research Fund	588,269,787	621,865,361	–	–
Janus Global Select Fund	564,537,677	687,821,285	–	–
Janus Global Technology Fund	307,390,250	283,699,421	–	–
Janus International Equity Fund	113,780,077	81,698,314	–	–
Janus Overseas Fund	702,669,929	1,513,369,830	–	–

8.	Fund Acquisition

On March 15, 2013, Janus Worldwide Fund acquired all of the net assets of Janus Global Research Fund, a separate series of the Trust, pursuant to a plan of reorganization approved by Janus Global Research Fund shareholders on March 8, 2013 (the “Merger”). The purpose of the transaction was to combine two funds with similar investment objectives, strategies and policies, as well as the anticipated expense efficiencies due to the larger asset base of the combined fund after the Merger.

The acquisition was accomplished by a tax-free exchange of shares of Janus Global Research Fund for shares of Janus Worldwide Fund outstanding on March 15, 2013, valued at $329,602,941.

		Number of
	Number of shares	Janus Worldwide Fund
	outstanding of	shares issued
	Janus Global	for shares of
	Research Fund	Janus Global
	prior to merger	Research Fund

Class A	672,246	213,508
Class C	248,269	77,960
Class D	7,602,654	2,453,803
Class I	4,086,150	1,298,493
Class R	N/A	–
Class S	262,639	82,848
Class T	6,720,533	2,170,735

Effective with the Merger:

•	Janus Global Research Fund merged with and into Janus Worldwide Fund, resulting in the “Combined Fund.”

•	Janus Worldwide Fund became the legal survivor for the Merger; the historical performance of Janus Global Research Fund, including its accounting and financial history, became the Combined Fund’s historical performance.

Janus Global & International Funds | 149

Notes to Financial Statements (unaudited) (continued)

•	The Combined Fund will use the expense structure of Janus Worldwide Fund, including maintaining the base management fee rate of Janus Worldwide Fund of 0.60%, and the benchmark index of Janus Worldwide Fund, the MSCI World IndexSM, which will be used for purposes of calculating the Combined Fund’s performance adjustment to the base management fee.

•	For three years after the Merger, Janus Capital will waive its management fee to at least a level that is equivalent to the fee rate the Combined Fund would have paid if, after the Merger, the performance history of Janus Worldwide Fund were used to calculate the performance fee adjustment to the base management fee.

•	The Combined Fund changed its name to “Janus Global Research Fund.”

For financial reporting purposes, the investment portfolio of Janus Worldwide Fund, with a fair value of $2,128,657,151 and identified cost of $1,798,892,629 at March 15, 2013, was the principal asset acquired by Janus Global Research Fund. Assets received and shares issued by Janus Global Research Fund were recorded at fair value; however, the cost basis of the investments received from Janus Worldwide Fund was carried forward to align ongoing reporting of Janus Global Research Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Merger, the net assets of Janus Worldwide Fund were $2,139,115,944.

Assuming the acquisition had been completed on October 1, 2012, the beginning of the annual reporting period of Janus Worldwide Fund, Janus Worldwide Fund’s pro forma results of operations for the year ended September 30, 2013, are as follows:

Net investment income $16,742,198

Net gain/(loss) on investments $232,910,945

Net increase/(decrease) in net assets resulting from operations $249,653,143

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of Janus Global Research Fund that have been included in Janus Worldwide Fund’s Statement of Operations since March 15, 2013.

9.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

10.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

150 | MARCH 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Global & International Funds | 151

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

152 | MARCH 31, 2014

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

160 | MARCH 31, 2014

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Global & International Funds | 161

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

162 | MARCH 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Global & International Funds | 163

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

164 | MARCH 31, 2014

Notes

Janus Global & International Funds | 165

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0514-59527	125-24-01000 05-14

semiannual report
March 31, 2014

Janus Growth & Core Funds

Janus Balanced Fund
Janus Contrarian Fund
Janus Enterprise Fund
Janus Forty Fund
Janus Fund
Janus Growth and Income Fund
Janus Research Fund
Janus Triton Fund
Janus Twenty Fund
Janus Venture Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Growth & Core Funds

Janus Balanced Fund (unaudited)

FUND SNAPSHOT
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

PERFORMANCE OVERVIEW

Janus Balanced Fund’s Class T Shares returned 7.78% for the six-month period ended March 31, 2014, compared with a 7.61% return by the Balanced Index, an internally calculated blended benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500 Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays U.S. Aggregate Bond Index, the Fund’s secondary benchmark, which returned 12.51% and 1.70%, respectively.

MARKET ENVIRONMENT

Stocks rallied early in the period as investors became more confident that economic growth would be sustained and that the Federal Reserve (Fed) would not tighten monetary policy too soon. U.S. economic data continued to improve, prompting the Fed to announce in mid-December that it would begin tapering its quantitative easing program in January. Gains moderated over the second half of the period. Profit taking and continuing concerns over emerging markets, particularly slowing growth in China, weighed on stocks. The market started rebounding on reassurance the Fed would continue its accommodative monetary policies; however, the central bank made clear with recent comments that it is moving into a new stage of monetary policy and setting expectations for higher interest rates, and in turn likely greater volatility, sooner than previously anticipated.

The 10-year U.S. Treasury note yield climbed from 2.61% at the end of September to 3.03% as of December 31, as investors expected a reduction in Fed purchases to reduce support for Treasury prices. The note then dipped back to 2.73% over the second half of the period in reaction to emerging market volatility. Investment-grade and high-yield corporate credit spreads further narrowed as investors continued to seek higher-yielding securities amid a gradually improving global economy.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, the S&P 500 Index, which was not surprising given the strength in equity markets during the first half of the period. The Fund outperformed its blended benchmark, the Balanced Index, as well as the Barclays U.S. Aggregate Bond Index.

We ended the period with an equity weighting of almost 57%. We increased our equity exposure during the period based on seeing fewer opportunities in fixed income, as credit spreads continued to tighten, and finding more in equities.

Our holdings in health care, financials and materials contributed to the equity sleeve’s outperformance relative to the S&P 500 Index. Asset manager Blackstone Group was our top individual contributor. Blackstone benefited from a strong equity market environment, growth in its asset management business and realization of private equity investments, particularly Hilton, which went public during the period. The limited partnership’s distribution rate also remained high and its multiple relative to its economic net income was very reasonable, in our view.

LyondellBasell Industries was also an important contributor. The chemical company rose after management reported better-than-expected full-year results, raised its dividend and announced it expects to complete a significant share buyback program by May. We appreciate that management is return-on-capital driven and disciplined on investing in its business. Lyondell also continues to enjoy a cost advantage, driven by relatively low prices for is main primary input, natural gas.

In health care, Allergan’s shares benefited from increased merger and acquisition activity within its industry.

Relative equity detractors included our holdings in consumer staples and industrials. Within consumer staples, tobacco company Philip Morris International declined over market concerns about the company’s exposure to weak emerging market currencies, but the stock rebounded somewhat after the company reported

Janus Growth & Core Funds | 1

Janus Balanced Fund (unaudited)

earnings that were largely in line with market expectations. Despite pricing pressures in Europe and emerging markets, Philip Morris has been able to maintain its pricing discipline generally, and we believe its ability to cut costs is underappreciated by the market.

Seed and chemical firm Syngenta, another top detractor, declined after reporting disappointing results from 2013. We sold our position.

Mattel also weighed on performance. The toy maker reported disappointing quarterly revenue, particularly in the U.S. We feel the holiday season is best evaluated over the company’s performance in both the third and fourth quarters, which combined paint a more modest disappointment. We are assessing the company’s high inventory to see if it moderates during the first half of the year. We also are evaluating the company’s innovation efforts in its product pipeline to improve market share gains in the U.S.

The fixed income sleeve outperformed the Barclays U.S. Aggregate Bond Index, helped by our security selection and overweight allocation to corporate credit, as well as spread carry, or the extra yield that our credit holdings generated compared with the benchmark.

From an industry sector standpoint, top credit contributors included banking, automotive and noncaptive diversified financials. Credit sector detractors included electric utilities, cable companies and food and beverages.

Individual credit contributors were led by automaker General Motors. The company has benefited from relatively strong year-over-year U.S. sales, including higher truck sales tied to a housing industry recovery, and improvement in Europe.

Business lender CIT Group also contributed. The management team has continued to execute on goals including improving its cost of funding and gaining market share. Underlying trends for CIT were better than expected on strong asset growth, and continued improvement in credit losses and its funding mix. With cash balances high, CIT’s balance sheet remains in excellent shape. We feel the company is on the path to an eventual investment grade rating.

American International Group (AIG) was another top contributor. AIG benefited from strong financial results in its latest quarter, driven by growth in its life and retirement businesses. The global insurer also made a significant debt repayment during the period and increased its cash levels, resulting in further strengthening of its balance sheet. AIG’s financials will receive another boost following completion of the sale of its aircraft-leasing business, International Lease Finance Corp. (ILFC), to Dutch aircraft-leasing company AerCap, which could lead to a ratings upgrade. We believe management is committed to reducing debt and expect repayments to continue, especially among its largest, most-expensive and longest-duration bonds.

There were no significant individual credit detractors. Hilton Worldwide was a very minor drag on performance due to disadvantageous yield curve positioning. We continue to like the company’s focus on balance sheet deleveraging and improving fundamentals for the hotel industry in general.

Our underweight to Goldman Sachs was a modest detractor, as the credit performed well during the period. While we like Goldman in general, the company’s management team is not doing anything in particular at present to benefit bondholders, in our opinion. We have been focusing instead on other financial services companies, such as Morgan Stanley.

Staying in financials, our underweight in JPMorgan Chase was another slight detractor. We felt there were better risk/reward opportunities in other larger banks. JPMorgan has been under heavy regulatory scrutiny and there were questions around Jamie Dimon’s ability to remain as CEO.

Meanwhile, our security selection and underweight in mortgage-backed securities (MBS) contributed to positive performance. Our preference for prepayment-resistant, higher-coupon securities aided performance. We have sought to avoid the lower-coupon MBS that the Fed has been buying, which has provided some buffer against the volatility surrounding Fed tapering. Security selection in commercial mortgage-backed securities (CMBS) also contributed, as did small, out-of-index allocations to preferred stock.

Relative detractors included our yield-curve positioning in credit and Treasuries.

At times, the Fund may own various types of derivative instruments.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Notwithstanding the strong equity returns in 2013, valuations are still reasonable relative to the expected earnings growth rates for companies and the low level of interest rates, in our view. We also consider the U.S. the best positioned among the major markets and feel it will

2 | MARCH 31, 2014

(unaudited)

benefit from inflows from both foreign and domestic investors. Additionally, companies are continuing to buy back shares, raise dividends and participate in mergers and acquisitions, all of which are creating demand for equities.

Within the fixed income sleeve, we believe that managing duration and yield curve risk will be important to success in this market. While using the long end of the yield curve to provide some protection for investors is still applicable, we think the “new defensive” will be more about shortening duration and playing defense as it relates to rates and ultimately some credit spread product.

While we are still bullish on credit in general and tend to favor high yield, we believe security avoidance may be more important than security selection going forward. Both involve a bottom-up fundamental process and require in-depth research on the companies with a view toward recognizing what is worth owning and, more importantly, what is not. Having said that, we continue to believe that credit will produce some of the best risk-adjusted returns in the marketplace during 2014.

Thank you for investing in Janus Balanced Fund.

Janus Growth & Core Funds | 3

Janus Balanced Fund (unaudited)

Janus Balanced Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Blackstone Group L.P.	0.99%
LyondellBasell Industries NV – Class A	0.74%
Allergan, Inc.	0.65%
EI du Pont de Nemours & Co.	0.54%
U.S. Bancorp	0.53%

5 Bottom Performers – Equity Holdings

Contribution

Philip Morris International, Inc.	–0.11%
Syngenta AG (ADR)	–0.09%
Mattel, Inc.	–0.08%
Standard Chartered PLC	–0.07%
United Continental Holdings, Inc.	–0.05%

5 Top Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Health Care	0.52%	18.06%	13.27%
Financials	0.39%	12.36%	16.23%
Materials	0.27%	7.46%	3.50%
Consumer Discretionary	0.22%	18.71%	12.42%
Information Technology	0.18%	16.12%	18.34%

5 Bottom Performers – Sectors*

		Fund Weighting
	Fund Contribution	(Average % of Equity)	S&P 500® Index Weighting

Other**	–0.40%	2.47%	0.00%
Consumer Staples	–0.32%	7.11%	9.83%
Industrials	–0.12%	11.11%	10.79%
Utilities	–0.02%	0.00%	3.03%
Energy	0.00%	5.39%	10.24%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | MARCH 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

CBS Corp. – Class B Media	2.2%
Boeing Co. Aerospace & Defense	2.1%
LyondellBasell Industries NV – Class A Chemicals	2.0%
EI du Pont de Nemours & Co. Chemicals	1.9%
Blackstone Group L.P. Capital Markets	1.8%

10.0%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

Janus Growth & Core Funds | 5

Janus Balanced Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Balanced Fund – Class A Shares
NAV	7.67%	13.54%	13.40%	8.12%	10.07%	0.94%
MOP	1.47%	7.00%	12.06%	7.49%	9.77%

Janus Balanced Fund – Class C Shares
NAV	7.30%	12.68%	12.45%	7.34%	9.40%	1.70%
CDSC	6.30%	11.68%	12.45%	7.34%	9.40%

Janus Balanced Fund – Class D Shares(1)	7.82%	13.76%	13.61%	8.25%	10.13%	0.73%

Janus Balanced Fund – Class I Shares	7.91%	13.90%	13.52%	8.20%	10.11%	0.69%

Janus Balanced Fund – Class N Shares	7.91%	13.94%	13.52%	8.20%	10.11%	0.58%

Janus Balanced Fund – Class R Shares	7.50%	13.08%	12.88%	7.66%	9.69%	1.33%

Janus Balanced Fund – Class S Shares	7.65%	13.38%	13.21%	7.92%	9.91%	1.08%

Janus Balanced Fund – Class T Shares	7.78%	13.64%	13.52%	8.20%	10.11%	0.83%

S&P 500® Index	12.51%	21.86%	21.16%	7.42%	9.37%

Barclays U.S. Aggregate Bond Index	1.70%	–0.10%	4.80%	4.46%	5.91%

Balanced Index	7.61%	11.61%	13.83%	6.30%	8.12%

Morningstar Quartile – Class T Shares	–	2nd	3rd	1st	1st

Morningstar Ranking – based on total return for Moderate Allocation Funds	–	263/900	542/743	26/597	15/236

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

6 | MARCH 31, 2014

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An Index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Janus Growth & Core Funds | 7

Janus Balanced Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,077.10	$5.02	$1,000.00	$1,020.09	$4.89	0.97%

Class C Shares	$1,000.00	$1,073.00	$8.84	$1,000.00	$1,016.40	$8.60	1.71%

Class D Shares	$1,000.00	$1,078.20	$3.83	$1,000.00	$1,021.24	$3.73	0.74%

Class I Shares	$1,000.00	$1,079.10	$3.37	$1,000.00	$1,021.69	$3.28	0.65%

Class N Shares	$1,000.00	$1,079.10	$3.01	$1,000.00	$1,022.04	$2.92	0.58%

Class R Shares	$1,000.00	$1,075.00	$6.88	$1,000.00	$1,018.30	$6.69	1.33%

Class S Shares	$1,000.00	$1,076.50	$5.59	$1,000.00	$1,019.55	$5.44	1.08%

Class T Shares	$1,000.00	$1,077.80	$4.30	$1,000.00	$1,020.79	$4.18	0.83%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | MARCH 31, 2014

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.8%
$10,393,000	AmeriCredit Automobile Receivables Trust 2012-4 2.6800%, 10/9/18	$10,633,400
3,385,000	AmeriCredit Automobile Receivables Trust 2013-4 3.3100%, 10/8/19	3,493,130
10,761,000	Aventura Mall Trust 2013-AVM 3.7427%, 12/5/20 (144A)	10,000,133
3,983,408	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	3,993,163
5,530,000	Boca Hotel Portfolio Trust 2013-BOCA 3.2050%, 8/15/26 (144A),‡	5,537,449
1,821,063	COMM 2006-FL12 Mortgage Trust 0.4950%, 12/15/20 (144A),‡	1,798,382
3,460,664	COMM 2006-FL12 Mortgage Trust 0.5350%, 12/15/20 (144A),‡	3,382,955
3,460,708	COMM 2006-FL12 Mortgage Trust 0.7250%, 12/15/20 (144A),‡	3,313,784
2,278,000	COMM 2007-C9 Mortgage Trust 5.6500%, 12/10/49	2,426,031
4,433,000	COMM 2013-FL3 Mortgage Trust 2.8738%, 10/13/28 (144A),‡	4,478,593
16,508,000	Commercial Mortgage Trust 2007-GG11 5.8670%, 12/10/49‡	18,136,778
2,357,161	Credit Suisse Mortgage Capital Certificates 0.5550%, 9/15/21 (144A),‡	2,330,973
3,463,000	Credit Suisse Mortgage Capital Certificates 0.4050%, 10/15/21 (144A),‡	3,413,860
4,500,000	Credit Suisse Mortgage Capital Certificates 0.4550%, 10/15/21 (144A),‡	4,413,645
13,143,340	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20 (144A),§	11,278,720
9,893,000	GS Mortgage Securities Corp. II 3.4350%, 12/10/27 (144A),‡	8,742,405
7,760,000	GS Mortgage Securities Corp. II 2.7570%, 11/8/29 (144A),‡	7,868,073
11,368,000	GS Mortgage Securities Corp. II 3.7544%, 11/8/29 (144A),‡	11,543,010
4,056,000	GS Mortgage Securities Corp. Trust 2013-NYC5 3.6490%, 1/10/18 (144A),‡	4,043,625
7,625,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	7,756,653
5,250,881	JPMorgan Chase Commercial Mortgage Securities Corp. 3.9050%, 8/15/29 (144A),‡	5,311,198
3,123,000	JPMorgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.8950%, 4/15/30 (144A),‡	3,123,609
6,993,000	JPMorgan Chase Commercial Mortgage Securities Trust 2013-JWRZ 3.1450%, 4/15/30 (144A),‡	6,994,371
7,393,000	JPMorgan Chase Commercial Mortgage Securities Trust 2013-WT 2.8044%, 2/16/25 (144A)	7,514,260
8,000,000	JPMorgan Chase Commercial Mortgage Securities Trust 2013-WT 4.8447%, 2/16/25 (144A)	8,128,360
2,881,000	JPMorgan Chase Commercial Mortgage Securities Trust 2014-FBLU 3.6550%, 12/15/28 (144A),‡	2,885,388
2,711,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	2,880,662
3,952,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	3,995,180
4,254,000	Santander Drive Auto Receivables Trust 2012-5 3.3000%, 9/17/18	4,391,243
16,655,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C30 5.3830%, 12/15/43	18,027,922
4,626,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C31 5.5910%, 4/15/47‡	5,071,882
3,227,000	WFCM 2014-TISH SCH1 2.9043%, 1/15/27	3,227,000
1,545,000	WFCM 2014-TISH WTS1 2.4043%, 2/15/17	1,545,000
1,620,000	WFCM 2014-TISH WTS2 3.6543%, 2/15/27	1,620,000

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $202,921,552)		203,300,837

Bank Loans and Mezzanine Loans – 0.5%
Basic Industry – 0.1%
8,590,880	FMG Resources August 2006 Pty, Ltd. 4.2500%, 6/28/19‡	8,652,820
Communications – 0.1%
10,764,023	Tribune Co. 4.0000%, 12/27/20‡	10,753,259
Consumer Cyclical – 0.1%
13,395,438	MGM Resorts International 3.5000%, 12/20/19‡	13,357,796
Consumer Non-Cyclical – 0.2%
2,526,668	CHS/Community Health Systems, Inc. 4.2500%, 1/27/21‡	2,546,098
11,109,000	IMS Health, Inc. 3.7500%, 3/17/21‡	11,083,227
6,643,463	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	6,638,480

		20,267,805

Total Bank Loans and Mezzanine Loans (cost $52,830,648)		53,031,680

Common Stock – 56.3%
Aerospace & Defense – 3.4%
1,887,246	Boeing Co.	236,830,501
1,075,626	Honeywell International, Inc.	99,775,068
212,140	Precision Castparts Corp.	53,620,506

		390,226,075
Airlines – 0.3%
848,457	United Continental Holdings, Inc.*	37,866,636
Automobiles – 0.5%
1,485,001	General Motors Co.	51,113,734

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 9

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Beverages – 0.5%
1,707,911	Diageo PLC†	$52,980,770
Biotechnology – 0.3%
410,196	Endo International PLC*	28,159,955
Capital Markets – 2.0%
6,187,307	Blackstone Group L.P.	205,727,958
335,658	Greenhill & Co., Inc.	17,447,503

		223,175,461
Chemicals – 3.9%
3,308,158	EI du Pont de Nemours & Co.	221,977,402
2,531,745	LyondellBasell Industries NV – Class A	225,173,400

		447,150,802
Commercial Banks – 3.5%
2,026,138	CIT Group, Inc.	99,321,285
1,658,803	JPMorgan Chase & Co.	100,705,930
4,531,900	U.S. Bancorp	194,237,234

		394,264,449
Communications Equipment – 0.5%
873,030	Motorola Solutions, Inc.	56,127,099
Consumer Finance – 0.4%
497,775	American Express Co.	44,814,683
Diversified Telecommunication Services – 0.7%
1,737,567	CenturyLink, Inc.	57,061,700
426,091	Verizon Communications, Inc.	20,269,149

		77,330,849
Electronic Equipment, Instruments & Components – 1.9%
348,844	Amphenol Corp. – Class A	31,971,552
3,069,490	TE Connectivity, Ltd. (U.S. Shares)	184,813,993

		216,785,545
Energy Equipment & Services – 0.2%
621,908	Noble Corp. PLC	20,361,268
Food Products – 1.0%
528,465	Hershey Co.	55,171,746
1,442,967	Unilever PLC†	61,598,855

		116,770,601
Health Care Equipment & Supplies – 0.7%
2,090,600	Abbott Laboratories	80,509,006
Health Care Providers & Services – 3.3%
2,452,125	Aetna, Inc.	183,835,811
1,068,845	AmerisourceBergen Corp.	70,105,544
1,631,665	Express Scripts Holding Co.*	122,521,725

		376,463,080
Hotels, Restaurants & Leisure – 1.7%
1,939,278	Las Vegas Sands Corp.	156,654,877
845,344	Six Flags Entertainment Corp.	33,940,561

		190,595,438
Household Durables – 0.2%
498,903	Garmin, Ltd.	27,569,380
Industrial Conglomerates – 0.6%
517,927	3M Co.	70,261,977
Information Technology Services – 1.7%
422,316	Automatic Data Processing, Inc.	32,628,134
2,125,113	MasterCard, Inc. – Class A	158,745,941

		191,374,075
Insurance – 0.6%
3,372,946	Prudential PLC†	71,319,209
Internet & Catalog Retail – 0.9%
85,066	priceline.com, Inc.*	101,389,315
Internet Software & Services – 1.0%
105,142	Google, Inc. – Class A*	117,181,810
Leisure Products – 1.3%
3,811,446	Mattel, Inc.	152,877,099
Machinery – 0.3%
426,102	Dover Corp.	34,833,839
Media – 3.6%
4,134,682	CBS Corp. – Class B	255,523,347
491,527	Time Warner Cable, Inc.	67,427,674
1,022,118	Viacom, Inc. – Class B	86,869,809

		409,820,830
Oil, Gas & Consumable Fuels – 2.9%
1,355,077	Chevron Corp.	161,132,206
2,362,514	Enterprise Products Partners L.P.	163,863,971

		324,996,177
Pharmaceuticals – 6.3%
3,008,725	AbbVie, Inc.	154,648,465
1,112,005	Allergan, Inc.	137,999,821
1,481,305	Bristol-Myers Squibb Co.	76,953,795
1,263,467	Johnson & Johnson	124,110,363
1,847,407	Mylan, Inc.*	90,208,884
660,960	Shire PLC (ADR)†	98,172,389
1,244,127	Zoetis, Inc.	36,005,035

		718,098,752
Professional Services – 0.2%
202,174	Towers Watson & Co. – Class A	23,057,945
Real Estate Investment Trusts (REITs) – 1.2%
61,628,705	Colony American Homes Holdings III L.P. – Private Placement*,§	65,326,427
1,173,707	Ventas, Inc.	71,091,433

		136,417,860
Road & Rail – 2.1%
441,521	Canadian Pacific Railway, Ltd. (U.S. Shares)	66,418,004
890,025	Union Pacific Corp.	167,022,092

		233,440,096
Software – 2.4%
717,958	Intuit, Inc.	55,806,876
3,175,880	Microsoft Corp.	130,179,321
2,100,765	Oracle Corp.	85,942,296

		271,928,493
Specialty Retail – 0.8%
71,936	AutoZone, Inc.*	38,636,826
664,441	Home Depot, Inc.	52,577,216

		91,214,042
Technology Hardware, Storage & Peripherals – 1.6%
327,442	Apple, Inc.	175,751,219

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Textiles, Apparel & Luxury Goods – 1.6%
2,482,827	NIKE, Inc. – Class B	$183,381,602
Tobacco – 2.2%
2,118,909	Altria Group, Inc.	79,310,764
2,073,222	Philip Morris International, Inc.†	169,734,685

		249,045,449

Total Common Stock (cost $4,078,544,252)		6,388,654,620

Corporate Bonds – 19.3%
Asset-Backed Securities – 0.1%
$6,567,000	American Tower Trust I 3.0700%, 3/15/23 (144A)	6,277,533
Banking – 2.7%
21,757,000	Abbey National Treasury Services PLC 4.0000%, 3/13/24†	21,944,502
13,454,000	American Express Co. 6.8000%, 9/1/66‡	14,741,548
6,584,000	American Express Credit Corp. 1.7500%, 6/12/15	6,675,327
22,626,000	American Express Credit Corp. 2.1250%, 3/18/19	22,534,455
2,652,000	Bank of America Corp. 4.5000%, 4/1/15	2,751,392
9,895,000	Bank of America Corp. 1.5000%, 10/9/15	9,982,719
11,421,000	Bank of America Corp. 3.6250%, 3/17/16	11,979,624
13,048,000	Bank of America Corp. 3.7500%, 7/12/16	13,798,351
11,592,000	Bank of America Corp. 8.0000%, 7/30/99‡	13,127,940
26,267,000	Citigroup, Inc. 5.0000%, 9/15/14	26,775,660
13,284,000	Citigroup, Inc. 5.9000%, 12/29/49	13,010,018
1,709,000	Citigroup, Inc. 5.3500%, 11/15/99‡	1,585,098
4,620,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	5,100,309
16,144,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	16,251,261
2,522,000	JPMorgan Chase & Co. 7.9000%, 10/30/99‡	2,849,860
5,936,000	Morgan Stanley 4.0000%, 7/24/15	6,177,120
12,355,000	Morgan Stanley 3.4500%, 11/2/15	12,826,430
4,177,000	Morgan Stanley 4.7500%, 3/22/17	4,558,481
25,526,000	Morgan Stanley 5.0000%, 11/24/25	26,264,212
2,932,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15†	2,994,185
17,323,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23†	17,981,603
8,713,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23†	8,921,702
10,725,000	Santander UK PLC 5.0000%, 11/7/23 (144A),†	11,033,848
12,441,000	SVB Financial Group 5.3750%, 9/15/20	13,806,362
17,949,000	Zions Bancorp 5.8000%, 12/15/99‡	16,737,442

		304,409,449
Basic Industry – 1.0%
6,648,000	Ashland, Inc. 3.8750%, 4/15/18	6,864,060
6,758,000	Ashland, Inc. 4.7500%, 8/15/22	6,631,287
9,022,000	Ashland, Inc. 6.8750%, 5/15/43	9,089,665
9,436,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	10,379,600
20,172,000	LyondellBasell Industries NV 5.0000%, 4/15/19	22,460,695
7,131,000	Mosaic Co. 4.2500%, 11/15/23	7,315,237
4,922,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	5,420,353
1,934,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	2,117,730
5,104,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	5,639,920
21,271,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	23,663,987
4,687,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	4,692,310
10,616,000	Sherwin-Williams Co. 3.1250%, 12/15/14	10,804,402

		115,079,246
Brokerage – 1.4%
15,946,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	17,660,195
7,183,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	7,156,437
11,134,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	12,692,760
5,219,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	5,486,474
3,323,000	Lazard Group LLC 6.8500%, 6/15/17	3,778,035
13,801,000	Lazard Group LLC 4.2500%, 11/14/20	14,298,416
17,947,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	18,844,350
12,112,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	12,899,280
16,326,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	17,299,454
30,666,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	33,304,165
10,301,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	10,553,323
5,789,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	6,637,945

		160,610,834

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 11

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Capital Goods – 0.6%
$7,068,000	CNH Capital LLC 3.6250%, 4/15/18	$7,191,690
9,818,000	Exelis, Inc. 4.2500%, 10/1/16	10,355,339
4,436,000	Exelis, Inc. 5.5500%, 10/1/21	4,574,523
12,222,000	FLIR Systems, Inc. 3.7500%, 9/1/16	12,743,403
11,341,000	Hanson, Ltd. 6.1250%, 8/15/16†	12,460,924
10,600,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23 (144A)	10,822,748
2,555,000	Interface, Inc. 7.6250%, 12/1/18	2,721,075
7,337,000	TransDigm, Inc. 7.7500%, 12/15/18	7,868,932
2,111,000	Vulcan Materials Co. 7.0000%, 6/15/18	2,433,983

		71,172,617
Communications – 0.7%
6,665,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	6,750,145
10,063,000	Sprint Corp. 7.2500%, 9/15/21 (144A)	10,968,670
13,085,000	UBM PLC 5.7500%, 11/3/20 (144A),†	14,021,690
10,332,000	Verizon Communications, Inc. 3.6500%, 9/14/18	10,998,745
20,640,000	Verizon Communications, Inc. 5.1500%, 9/15/23	22,586,744
9,448,000	Verizon Communications, Inc. 6.4000%, 9/15/33	11,217,110

		76,543,104
Consumer Cyclical – 2.4%
19,164,000	Brinker International, Inc. 3.8750%, 5/15/23	17,847,337
2,737,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	2,901,220
4,779,000	DR Horton, Inc. 4.7500%, 5/15/17	5,065,740
9,207,000	DR Horton, Inc. 3.7500%, 3/1/19	9,230,017
33,789,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	38,878,806
32,022,000	General Motors Co. 3.5000%, 10/2/18 (144A)	32,622,412
68,214,000	General Motors Co. 4.8750%, 10/2/23 (144A)	69,919,350
14,378,000	General Motors Co. 6.2500%, 10/2/43 (144A)	15,564,185
4,937,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18	4,980,199
4,756,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23	4,696,550
15,190,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	15,405,212
6,279,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	6,984,722
10,517,000	MDC Holdings, Inc. 5.5000%, 1/15/24	10,743,999
3,664,000	MGM Resorts International 6.6250%, 7/15/15	3,883,840
5,235,000	MGM Resorts International 7.5000%, 6/1/16	5,830,481
5,161,000	MGM Resorts International 8.6250%, 2/1/19	6,180,298
3,828,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	3,923,700
3,491,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	3,735,370
1,954,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	1,880,725
5,025,000	Viacom, Inc. 3.8750%, 4/1/24	5,012,659
6,102,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	5,873,175

		271,159,997
Consumer Non-Cyclical – 2.4%
7,808,000	AbbVie, Inc. 1.7500%, 11/6/17	7,832,673
7,760,000	Actavis, Inc. 1.8750%, 10/1/17	7,725,111
29,400,000	Forest Laboratories, Inc. 4.3750%, 2/1/19 (144A)	30,943,500
34,757,000	Forest Laboratories, Inc. 4.8750%, 2/15/21 (144A)	36,755,527
16,167,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	17,177,437
6,677,000	HCA, Inc. 3.7500%, 3/15/19	6,702,039
14,293,000	Life Technologies Corp. 6.0000%, 3/1/20	16,447,727
2,964,000	Life Technologies Corp. 5.0000%, 1/15/21	3,295,580
2,604,000	Perrigo Co. PLC 2.3000%, 11/8/18 (144A)	2,575,731
7,853,000	Perrigo Co. PLC 4.0000%, 11/15/23 (144A)	7,849,961
12,472,000	SABMiller Holdings, Inc. 2.2000%, 8/1/18 (144A),†	12,455,699
7,884,000	Safeway, Inc. 4.7500%, 12/1/21	8,059,112
3,071,000	Smithfield Foods, Inc. 5.2500%, 8/1/18 (144A)	3,190,001
9,828,000	Tenet Healthcare Corp. 8.1250%, 4/1/22	10,982,790
3,003,000	Thermo Fisher Scientific, Inc. 2.4000%, 2/1/19	2,990,441
2,341,000	Thermo Fisher Scientific, Inc. 3.6000%, 8/15/21	2,384,318
2,493,000	Thermo Fisher Scientific, Inc. 3.1500%, 1/15/23	2,402,803
6,406,000	Thermo Fisher Scientific, Inc. 4.1500%, 2/1/24	6,590,698
1,822,000	Thermo Fisher Scientific, Inc. 5.3000%, 2/1/44	1,963,504
37,271,000	Tyson Foods, Inc. 6.6000%, 4/1/16	41,163,211

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Consumer Non-Cyclical – (continued)
$20,547,000	WM Wrigley Jr Co. 2.4000%, 10/21/18 (144A)	$20,606,422
20,529,000	WM Wrigley Jr Co. 3.3750%, 10/21/20 (144A)	20,725,586

		270,819,871
Electric – 0.2%
12,181,000	CMS Energy Corp. 4.2500%, 9/30/15	12,756,394
8,122,000	PPL WEM Holdings, Ltd. 3.9000%, 5/1/16 (144A)	8,531,178
4,512,000	PPL WEM Holdings, Ltd. 5.3750%, 5/1/21 (144A)	4,942,107

		26,229,679
Energy – 1.4%
33,415,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	35,169,288
19,967,000	Chesapeake Energy Corp. 5.7500%, 3/15/23	21,140,061
10,790,000	Cimarex Energy Co. 5.8750%, 5/1/22	11,707,150
1,309,000	Continental Resources, Inc. 7.1250%, 4/1/21	1,480,806
22,011,000	Continental Resources, Inc. 5.0000%, 9/15/22	23,111,550
10,213,000	Devon Energy Corp. 2.2500%, 12/15/18	10,157,962
9,091,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	10,315,103
22,494,000	Nabors Industries, Inc. 5.0000%, 9/15/20	24,009,556
1,324,000	Nabors Industries, Inc. 4.6250%, 9/15/21	1,367,832
1,760,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	1,867,360
9,579,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	10,417,163
13,814,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	14,608,305

		165,352,136
Finance Companies – 1.0%
26,217,000	CIT Group, Inc. 4.2500%, 8/15/17	27,462,307
3,686,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	4,123,713
18,447,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	19,876,643
7,305,000	CIT Group, Inc. 3.8750%, 2/19/19	7,384,931
19,862,000	CIT Group, Inc. 5.0000%, 8/1/23	20,308,895
4,925,000	GE Capital Trust I 6.3750%, 11/15/67‡	5,417,500
1,116,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	1,227,600
12,500,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	14,250,000
17,400,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	18,618,000

		118,669,589
Financial – 0.3%
13,835,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	13,519,686
24,504,000	LeasePlan Corp. NV 2.5000%, 5/16/18 (144A)	24,331,247

		37,850,933
Industrial – 0.3%
4,399,000	CBRE Services, Inc. 6.6250%, 10/15/20	4,695,932
5,620,000	Cintas Corp. No. 2 2.8500%, 6/1/16	5,804,977
5,884,000	Cintas Corp. No. 2 4.3000%, 6/1/21	6,285,607
8,986,000	URS Corp. 3.8500%, 4/1/17	9,299,998
8,591,000	URS Corp. 5.0000%, 4/1/22	8,493,887

		34,580,401
Insurance – 0.6%
3,576,000	American International Group, Inc. 5.6000%, 10/18/16	3,959,186
5,677,000	American International Group, Inc. 6.2500%, 3/15/37	5,960,850
18,173,000	American International Group, Inc. 8.1750%, 5/15/58‡	23,874,779
8,507,000	ING U.S., Inc. 5.6500%, 5/15/53‡	8,455,958
20,909,000	Primerica, Inc. 4.7500%, 7/15/22	22,118,565

		64,369,338
Natural Gas – 1.1%
8,205,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	8,462,038
17,114,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	18,260,022
619,000	El Paso LLC 6.5000%, 9/15/20	679,222
2,231,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,553,582
6,402,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	6,779,033
6,330,000	Energy Transfer Partners L.P. 4.1500%, 10/1/20	6,532,332
5,229,000	EnLink Midstream Partners L.P. 4.4000%, 4/1/24	5,331,086
14,535,000	EnLink Midstream Partners L.P. 5.6000%, 4/1/44	15,347,201
13,709,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	14,334,309
2,375,000	Spectra Energy Partners L.P. 2.9500%, 9/25/18	2,421,073
12,214,000	Spectra Energy Partners L.P. 4.7500%, 3/15/24	12,870,002
24,436,000	Western Gas Partners L.P. 5.3750%, 6/1/21	26,791,728

		120,361,628

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 13

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Real Estate Investment Trusts (REITs) – 0.9%
$17,122,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	$17,692,283
11,970,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	11,692,152
9,860,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	11,155,732
7,963,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	8,718,131
4,471,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	4,850,118
2,562,000	Retail Opportunity Investments Partnership L.P. 5.0000%, 12/15/23	2,656,779
3,916,000	Senior Housing Properties Trust 6.7500%, 4/15/20	4,426,776
4,324,000	Senior Housing Properties Trust 6.7500%, 12/15/21	4,881,057
9,503,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	10,294,039
18,342,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	21,810,931

		98,177,998
Technology – 1.8%
18,913,000	Amphenol Corp. 4.7500%, 11/15/14	19,385,749
7,716,000	Autodesk, Inc. 3.6000%, 12/15/22	7,367,924
8,096,000	Fiserv, Inc. 3.1250%, 10/1/15	8,340,774
14,551,000	National Semiconductor Corp. 3.9500%, 4/15/15	15,067,735
12,262,000	National Semiconductor Corp. 6.6000%, 6/15/17	14,246,519
31,639,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	31,698,798
33,189,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	32,174,578
7,881,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	8,450,418
37,932,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	42,092,458
12,156,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	12,233,884
4,964,000	Xilinx, Inc. 2.1250%, 3/15/19	4,904,839
6,413,000	Xilinx, Inc. 3.0000%, 3/15/21	6,359,464

		202,323,140
Transportation – 0.4%
2,223,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,279,333
2,298,961	CSX Transportation, Inc. 8.3750%, 10/15/14	2,390,927
12,327,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	12,703,972
1,546,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	1,584,614
12,945,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	13,476,677
1,316,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	1,394,024
7,089,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	7,153,716
8,405,000	Southwest Airlines Co. 5.1250%, 3/1/17	9,216,898

		50,200,161

Total Corporate Bonds (cost $2,116,358,497)		2,194,187,654

Mortgage-Backed Securities – 5.7%
	Fannie Mae:
2,782,981	5.5000%, 1/1/25	3,027,615
4,847,664	5.5000%, 7/1/25	5,272,277
6,636,130	5.0000%, 9/1/29	7,257,873
2,818,802	5.0000%, 1/1/30	3,083,982
1,713,114	5.5000%, 1/1/33	1,906,380
7,867,810	6.0000%, 10/1/35	8,843,303
8,408,423	6.0000%, 12/1/35	9,455,586
1,321,124	6.0000%, 2/1/37	1,491,556
8,086,075	6.0000%, 9/1/37	8,757,551
6,776,266	6.0000%, 10/1/38	7,797,715
2,562,502	7.0000%, 2/1/39	2,719,969
2,160,306	4.5000%, 10/1/40	2,313,468
18,552,371	5.0000%, 2/1/41	20,299,076
3,124,871	4.5000%, 4/1/41	3,352,669
5,596,980	4.5000%, 4/1/41	5,983,183
4,340,650	5.0000%, 4/1/41	4,745,682
5,991,668	4.5000%, 5/1/41	6,429,681
10,522,952	5.0000%, 5/1/41	11,565,133
9,143,612	5.5000%, 6/1/41	10,126,513
9,020,154	5.0000%, 7/1/41	9,878,822
7,686,399	4.5000%, 8/1/41	8,220,013
6,386,807	4.0000%, 9/1/42	6,591,911
41,934,084	4.5000%, 9/1/42	44,722,869
11,172,978	4.5000%, 11/1/42	11,949,976
27,546,881	4.5000%, 2/1/43	29,373,403
39,492,636	4.5000%, 2/1/43	42,371,476
17,450,032	4.0000%, 5/1/43	18,009,529
8,240,572	4.0000%, 7/1/43	8,503,371
10,216,771	3.5000%, 1/1/44	10,285,887
22,852,994	3.5000%, 1/1/44	23,047,392
11,850,403	4.0000%, 2/1/44	12,234,303
	Freddie Mac:
2,156,221	5.0000%, 1/1/19	2,286,602
1,682,677	5.0000%, 2/1/19	1,784,974
2,238,798	5.5000%, 8/1/19	2,403,134
3,009,563	5.0000%, 6/1/20	3,200,064
6,469,815	5.5000%, 12/1/28	7,228,500
5,078,860	5.5000%, 10/1/36	5,655,995
23,054,444	6.0000%, 4/1/40	26,078,915
5,386,417	4.5000%, 1/1/41	5,762,398
12,005,953	5.0000%, 5/1/41	13,188,536

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

14 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Freddie Mac: (continued)
$7,920,226	5.5000%, 5/1/41	$8,904,593
	Ginnie Mae:
7,132,683	5.1000%, 1/15/32	8,032,683
7,542,348	4.9000%, 10/15/34	8,303,240
4,276,601	6.0000%, 11/20/34	4,808,915
1,045,725	5.5000%, 9/15/35	1,189,597
4,934,399	5.5000%, 3/15/36	5,511,230
2,310,030	6.0000%, 1/20/39	2,617,571
1,227,766	7.0000%, 5/20/39	1,403,713
6,225,973	5.5000%, 8/15/39	7,338,759
19,287,509	5.5000%, 8/15/39	22,102,829
4,648,732	5.0000%, 10/15/39	5,195,618
7,031,266	5.5000%, 10/15/39	7,929,103
7,385,325	5.0000%, 11/15/39	8,217,989
2,264,963	5.0000%, 1/15/40	2,528,899
1,844,874	5.0000%, 4/15/40	2,059,616
2,561,698	5.0000%, 5/15/40	2,813,631
2,256,654	5.0000%, 7/15/40	2,518,649
7,380,055	5.0000%, 7/15/40	8,240,567
7,743,677	5.0000%, 2/15/41	8,611,231
2,989,819	5.0000%, 4/15/41	3,460,470
3,160,124	5.0000%, 5/15/41	3,543,658
2,011,100	4.5000%, 7/15/41	2,189,971
6,688,323	4.5000%, 7/15/41	7,237,029
15,619,221	4.5000%, 8/15/41	17,203,393
1,864,437	5.0000%, 9/15/41	2,061,783
863,351	5.5000%, 9/20/41	954,184
10,609,772	4.5000%, 10/20/41	11,464,471
1,010,401	6.0000%, 10/20/41	1,145,285
2,688,280	6.0000%, 12/20/41	3,040,673
5,589,130	5.5000%, 1/20/42	6,189,259
2,818,722	6.0000%, 1/20/42	3,193,811
2,421,632	6.0000%, 2/20/42	2,746,500
2,334,082	6.0000%, 3/20/42	2,648,904
9,001,807	6.0000%, 4/20/42	10,204,057
3,283,464	3.5000%, 5/20/42	3,364,370
3,494,408	6.0000%, 5/20/42	3,962,089
10,845,735	5.5000%, 7/20/42	12,018,277
2,312,059	6.0000%, 7/20/42	2,617,369
2,443,484	6.0000%, 8/20/42	2,767,501
5,464,191	6.0000%, 9/20/42	6,189,265
2,490,624	6.0000%, 11/20/42	2,814,730
3,286,924	6.0000%, 2/20/43	3,726,721

Total Mortgage-Backed Securities (cost $652,394,483)		650,279,485

Preferred Stock – 0.7%
Capital Markets – 0.3%
58,675	Charles Schwab Corp., 6.0000%	1,458,074
460,800	Morgan Stanley, 6.8750%	11,943,936
586,810	Morgan Stanley, 7.1250%	15,568,069
277,200	State Street Corp., 5.9000%	7,176,708

		36,146,787
Commercial Banks – 0.2%
958,525	Wells Fargo & Co., 6.6250%	26,033,539
Construction & Engineering – 0.1%
200,000	Citigroup Capital XIII, 7.8750%	5,548,000
Consumer Finance – 0.1%
601,750	Discover Financial Services, 6.5000%	14,760,927

Total Preferred Stock (cost $79,075,879)		82,489,253

U.S. Treasury Notes/Bonds – 14.9%
$45,600,000	0.3750%, 3/15/15	45,699,773
75,424,000	0.3750%, 1/31/16	75,447,532
8,045,000	0.3750%, 2/15/16	8,044,686
417,971,000	0.2500%, 2/29/16	416,860,869
32,278,000	0.8750%, 1/31/17	32,318,347
2,448,000	0.8750%, 2/28/17	2,448,191
65,113,000	0.7500%, 6/30/17	64,502,566
6,045,000	0.7500%, 10/31/17	5,947,240
8,890,000	0.7500%, 12/31/17	8,717,063
3,565,000	0.8750%, 1/31/18	3,507,069
14,380,000	0.7500%, 3/31/18	14,023,865
82,954,000	1.3750%, 7/31/18	82,461,419
84,828,000	1.5000%, 8/31/18	84,668,947
283,226,000	1.3750%, 9/30/18	280,681,498
55,868,000	1.2500%, 10/31/18	54,977,576
14,839,000	1.7500%, 5/15/23	13,746,939
54,623,000	2.5000%, 8/15/23	53,842,055
190,671,000	2.7500%, 11/15/23	191,534,930
22,668,000	2.7500%, 2/15/24	22,717,598
92,680,000	3.7500%, 11/15/43	95,952,716
136,066,000	3.6250%, 2/15/44	137,639,195

Total U.S. Treasury Notes/Bonds (cost $1,693,175,367)		1,695,740,074

Money Market – 0.4%
42,136,555	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $42,136,555)	42,136,555

Total Investments (total cost $8,917,437,233) – 99.6%		11,309,820,158

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		48,775,310

Net Assets – 100%		$11,358,595,468

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$10,716,766,013	94.7%
United Kingdom	385,885,376	3.4
Canada	66,418,004	0.6
Australia	32,467,485	0.3
Taiwan	32,174,578	0.3
South Korea	31,698,798	0.3
Netherlands	24,331,247	0.2
Germany	20,078,657	0.2

Total	$11,309,820,158	100.0%

††	Includes Cash Equivalents of 0.4%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 15

Janus Balanced Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value	(Depreciation)

Credit Suisse International: British Pound 5/8/14	24,810,000	$41,344,216	$(34,821)

HSBC Securities (USA), Inc.: British Pound 5/15/14	25,275,000	42,117,024	(141,188)

JPMorgan Chase & Co.: British Pound 4/24/14	21,100,000	35,165,369	100,473

RBC Capital Markets Corp.: British Pound 4/10/14	22,900,000	38,169,394	(90,815)

Total		$156,796,003	$(166,351)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

16 | MARCH 31, 2014

Janus Contrarian Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up process, focused on nonconsensus, contrarian investment ideas will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to identify high-quality businesses, regardless of geography, and capitalize on asymmetrical risk/reward opportunities.
Dan Kozlowski portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ending March 31, 2014, the Fund’s Class T Shares generated a return of 18.90% versus a 12.51% return for the S&P 500 Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the MSCI All Country World Index returned 8.48%.

INVESTMENT ENVIRONMENT

U.S. markets experienced a strong climb in the latter months of 2013, as multiple data points gave clear indications that the U.S. economy was strengthening. Equity markets were choppier in the first quarter of 2014, after a colder-than-normal winter muted economic growth and year-end results for a number of companies. Speculation over how and when the Federal Reserve (Fed) would raise interest rates was a chief concern dominating market sentiment throughout the period. Concerns about slow economic growth in China and tensions between Ukraine and Russia also caused bouts of volatility.

PERFORMANCE DISCUSSION

The Fund had positive returns during the quarter and outperformed its primary benchmark, the S&P 500, and also its secondary benchmark, the MSCI All Country World Index. As part of our contrarian investment mandate, we seek companies that are undergoing structural changes in their business or industry that have gone unrecognized by the market, but should positively reshape the company’s performance over time. These stocks are generally out of favor with investors, but if we correctly identify the changing dynamics at work within these companies or industries, the stocks in our portfolio have the potential to move from being out of favor to in favor as the company executes its turnaround. Our long-term performance ultimately should be driven by our ability to correctly identify companies that are early in the process of undergoing dramatic changes. This period we were pleased to see some of our largest holdings, which represent many of our highest-conviction ideas, continue to drive positive performance as the market received more indications of long-term improvements for the companies.

Endo International, for instance, is the largest holding in our portfolio and was the top contributor to performance. The company has a new CEO, who came from one of the most successful specialty pharmaceutical companies of the last five years. That company had an impressive strategy of driving down its operating expenses and making shrewd acquisitions to help grow the business. We expect the new CEO to improve Endo as he executes a similar strategy at the company. This period we received more confirmation about his ability to help turn around the company. The stock was up as the market responded positively to an announcement that Endo would buy specialty drug maker Paladin Labs. Quarterly revenue and earnings announced during the fourth quarter exceeded consensus expectations and also helped lift the stock.

Another large holding, United Continental, was also a top contributor. Airline companies have comprised a large position in the portfolio for the last couple of years as we believed structural improvements to the airline industry were poised to take place and benefit the largest U.S. carriers. Our basic view was that industry consolidation would be a long-term tailwind for large airlines like United and other airline companies we have owned. Consolidation leads to reduced capacity throughout the industry and with less capacity, large airlines are getting pricing power for the first time in decades. This allows the airlines to pass on higher fuel costs when oil prices rise and to reduce flights when the economy softens. Some of our airline holdings have been top contributors to the Fund’s performance over the past year as the market has come to realize the structural improvements taking place in the industry. In the fourth quarter of 2013, the settlement of the Justice Department’s antitrust suit paved the way for a merger between American Airlines and U.S. Airways. The merger means further consolidation for the industry and the news helped lift stocks for large airline companies like United.

Janus Growth & Core Funds | 17

Janus Contrarian Fund (unaudited)

Forest Laboratories was another top contributor. We bought a position in Forest after a new CEO was brought in to lead the company. We thought the CEO had done a remarkable job previously of improving the fundamentals at Bausch & Lomb, turning that company into an attractive acquisition target and striking an attractive deal with Valeant Pharmaceuticals when they approached Bausch & Lomb. Since joining Forest, the new CEO has quietly improved financials for the company, making it an attractive consolidation candidate. The stock was up after the company announced it would be acquired by Actavis. We continue to see potential for the newly-combined company. The fact that the Forest management team decided to refuse cash and accepted stock in the newly combined company as compensation in the deal is a strong signal to us that the team believes it can continue to create value for shareholders.

While generally pleased with the performance of the portfolio during the period, we did have some stocks that negatively impacted performance. Among stocks in the portfolio, our largest detractor was UGL, Ltd., an Australian engineering and property services company. The company’s mining business has been weak and this has negatively impacted the stock, but we believe the market is underestimating the value of UGL’s real estate business. We continue to hold the position and see upside potential for the real estate business.

Dresser-Rand was another detractor. The stock was down after the company lowered its guidance for 2014. We continue to hold the company because we believe the value of its aftermarket parts and services business continues to be overlooked by the market. We believe the aftermarket business provides a more stable and predictable revenue source than most drilling service companies have. We also like that the aftermarket business focuses on servicing compression equipment, which is vital to both offshore and horizontal drilling. The company’s original equipment business can create volatile earnings, but as the company’s growing aftermarket business continues to become an increasingly larger portion of total revenues, we believe the company should trade at a higher valuation.

St Joe was another detractor. The real estate operating company is primarily engaged in residential, commercial and industrial development and rural land sales in northwest Florida. We think the market has failed to recognize the value of St Joe’s underlying acreage as well as its port and airport and believe that, over the long term, the company will be able to monetize those assets and generate better returns for shareholders. In our view, recent land sales by the company validate our thesis that the market has not given St Joe enough credit for its assets. Further, we believe proceeds from those sales give the company a number of options to further create shareholder value. Finally, changes in the board and senior management give us confidence that the company’s new leadership is committed to increasing shareholder value.

DERIVATIVES USE

Derivatives, including options, futures, and forwards are used in the portfolio to generate income (through selling calls and selling puts), to have exposure to a position without owning it (generally selling a put to buy a call – often referred to as stock replacement), and periodically to hedge market risk (generally, by buying puts in market indices, such as the S&P 500). The purpose of the option strategy is an attempt to generate income and reduce the risk in the portfolio. The purpose of the futures strategy is to reduce the overall volatility of the Fund. The purpose of our swaps strategy is to hedge currency exposure in the portfolio. During the period, our use of derivatives contributed to relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We continue to believe the U.S. economy is strengthening. Colder weather had a negative impact on a number of economic data points recently, but we believe this is a one-time event. Longer term, a stronger housing market and a strong energy sector are tailwinds for the U.S. economy.

We believe the low interest rate environment is supportive of equities, but we will be monitoring rates going forward. If interest rates start rising rapidly, it would be a challenge to valuations. However, if the Fed manages a slow, careful rise in rates alongside better economic growth, the market could continue to do well. While a stronger economy and a more gradual rise in rates would be the preferable outcome for equity markets in general, we expect such macroeconomic events to affect our portfolio less than it would the index. Our performance is driven less by general market sentiment, and more by whether we are correct about the companies we identify that are undergoing transformative changes to their business or within their industry. If we are correct, the market should realize those changes, and that should drive outperformance over time. As we look across the companies in our portfolio we are generally encouraged by what we see. The fundamental improvements at most of these companies continue to impress us and we expect these companies to make further strides in the coming months.

Thank you for your investment in the Janus Contrarian Fund.

18 | MARCH 31, 2014

(unaudited)

Janus Contrarian Fund At A Glance

5 Top Performers – Holdings

Contribution

Endo International PLC	3.55%
United Continental Holdings, Inc.	2.42%
Forest Laboratories, Inc.	1.96%
Mallinckrodt PLC	1.44%
Tyco International, Ltd. (U.S. Shares)	1.16%

5 Bottom Performers – Holdings

Contribution

S&P 500® E-mini Future – expired December 2013	–0.40%
UGL, Ltd.	–0.39%
Dresser-Rand Group, Inc.	–0.39%
United Continental Holdings, Inc. – Put expires June 2014 exercise price $52.50	–0.15%
St Joe Co.	–0.14%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Health Care	5.53%	22.20%	13.27%
Industrials	4.82%	30.80%	10.79%
Other**	0.32%	–0.77%	0.00%
Consumer Staples	0.29%	0.23%	9.83%
Telecommunication Services	0.16%	–0.12%	2.35%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–1.39%	13.18%	16.23%
Consumer Discretionary	–0.90%	11.20%	12.42%
Energy	–0.87%	8.59%	10.24%
Information Technology	–0.58%	10.34%	18.34%
Utilities	–0.07%	0.28%	3.03%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 19

Janus Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Endo International PLC Biotechnology	7.0%
United Continental Holdings, Inc. Airlines	5.4%
St Joe Co. Real Estate Management & Development	5.1%
Mallinckrodt PLC Pharmaceuticals	4.2%
Forest Laboratories, Inc. Pharmaceuticals	4.1%

25.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

* Includes Common Stock Sold Short of (1.1)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

20 | MARCH 31, 2014

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Contrarian Fund – Class A Shares
NAV	18.79%	29.96%	22.02%	9.31%	7.62%	0.85%
MOP	11.95%	22.50%	20.58%	8.66%	7.17%

Janus Contrarian Fund – Class C Shares
NAV	18.38%	28.98%	20.95%	8.47%	6.80%	1.70%
CDSC	17.38%	27.98%	20.95%	8.47%	6.80%

Janus Contrarian Fund – Class D Shares(1)	18.89%	30.20%	22.29%	9.50%	7.79%	0.68%

Janus Contrarian Fund – Class I Shares	18.97%	30.43%	22.21%	9.47%	7.77%	0.52%

Janus Contrarian Fund – Class R Shares	18.62%	29.52%	21.48%	8.84%	7.15%	1.26%

Janus Contrarian Fund – Class S Shares	18.77%	29.86%	21.84%	9.12%	7.42%	1.00%

Janus Contrarian Fund – Class T Shares	18.90%	30.14%	22.21%	9.47%	7.77%	0.76%

S&P 500® Index	12.51%	21.86%	21.16%	7.42%	4.23%

MSCI All Country World IndexSM	8.48%	16.55%	17.80%	6.97%	3.64%

Morningstar Quartile – Class T Shares	–	1st	1st	1st	1st

Morningstar Ranking – based on total return for Large Blend Funds	–	16/1,615	150/1,393	36/1,140	81/889

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Growth & Core Funds | 21

Janus Contrarian Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

There are special risks associated with selling securities short. Stocks sold short have the potential risk of unlimited losses.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 29, 2000
(1)	Closed to new investors.

22 | MARCH 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,188.50	$5.24	$1,000.00	$1,020.14	$4.84	0.96%

Class C Shares	$1,000.00	$1,183.20	$9.63	$1,000.00	$1,016.11	$8.90	1.77%

Class D Shares	$1,000.00	$1,189.50	$4.09	$1,000.00	$1,021.19	$3.78	0.75%

Class I Shares	$1,000.00	$1,190.30	$3.55	$1,000.00	$1,021.69	$3.28	0.65%

Class R Shares	$1,000.00	$1,186.20	$7.19	$1,000.00	$1,018.35	$6.64	1.32%

Class S Shares	$1,000.00	$1,188.30	$5.95	$1,000.00	$1,019.50	$5.49	1.09%

Class T Shares	$1,000.00	$1,189.60	$4.42	$1,000.00	$1,020.89	$4.08	0.81%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 23

Janus Contrarian Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 98.8%
Air Freight & Logistics – 2.1%
604,315	FedEx Corp.	$80,107,996
Airlines – 5.7%
12,741,889	AirAsia Bhd	9,954,601
4,655,036	United Continental Holdings, Inc.*,†	207,754,256

		217,708,857
Biotechnology – 7.0%
3,914,753	Endo International PLC*,†,#	268,747,793
Capital Markets – 0.9%
1,507,651	E*TRADE Financial Corp.*	34,706,126
Chemicals – 2.6%
9,635,434	Alent PLC†	50,913,998
1,305,540	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	47,286,659

		98,200,657
Commercial Banks – 4.8%
2,783,058	Citigroup, Inc.	132,473,561
2,641,550	IndusInd Bank, Ltd.	22,199,813
821,221	ING Vysya Bank, Ltd.	8,731,361
313,001	JPMorgan Chase & Co.	19,002,291

		182,407,026
Commercial Services & Supplies – 3.0%
2,702,622	Tyco International, Ltd. (U.S. Shares)†	114,591,173
Communications Equipment – 5.9%
1,855,430	Motorola Solutions, Inc.†	119,285,595
7,958,438	Telefonaktiebolaget LM Ericsson (ADR)#	106,085,978

		225,371,573
Construction & Engineering – 1.4%
8,268,534	UGL, Ltd.#	53,819,223
Containers & Packaging – 2.0%
1,662,473	Amcor, Ltd.	16,015,553
1,000,969	Ball Corp.	54,863,111
4,789,761	Orora, Ltd.	6,106,444

		76,985,108
Diversified Financial Services – 2.2%
316,263	Berkshire Hathaway, Inc. – Class B*	39,523,387
582,346	CME Group, Inc.	43,099,428

		82,622,815
Electric Utilities – 0.4%
372,072	Brookfield Infrastructure Partners L.P.#	14,678,240
Electrical Equipment – 2.0%
1,196,309	OSRAM Licht AG	77,559,451
Electronic Equipment, Instruments & Components – 1.0%
1,153,573	Knowles Corp.	36,418,300
Energy Equipment & Services – 5.8%
2,656,822	Dresser-Rand Group, Inc.*	155,184,973
852,025	National Oilwell Varco, Inc.	66,347,187

		221,532,160
Food Products – 0.9%
653,877	Post Holdings, Inc.	36,041,700
Health Care Equipment & Supplies – 3.0%
2,992,923	Abbott Laboratories	115,257,465
Health Care Providers & Services – 2.7%
1,749,258	Omnicare, Inc.	104,378,225
Hotels, Restaurants & Leisure – 1.2%
32,758,000	Ajisen China Holdings, Ltd.	29,563,838
2,004,689	Wendy’s Co.#	18,282,764

		47,846,602
Household Durables – 0.2%
433,660	WCI Communities, Inc.*	8,569,122
Household Products – 0.5%
242,472	Spectrum Brands Holdings, Inc.	19,325,018
Information Technology Services – 4.7%
1,506,703	Amdocs, Ltd. (U.S. Shares)	70,001,421
2,258,074	Teradata Corp.*	111,074,660

		181,076,081
Machinery – 1.1%
569,260	Colfax Corp.*	40,605,316
Media – 4.4%
380,220	Comcast Corp. – Class A	19,018,604
1,958,737	News Corp. – Class A*	33,729,451
1,463,669	Tribune Co.*	116,581,236

		169,329,291
Oil, Gas & Consumable Fuels – 3.9%
441,870	Anadarko Petroleum Corp.	37,452,901
471,234	Apache Corp.	39,088,861
935,304	Phillips 66	72,074,526

		148,616,288
Pharmaceuticals – 10.6%
1,706,075	Forest Laboratories, Inc.*	157,419,540
2,131,249	Ipca Laboratories, Ltd.	30,152,989
2,501,679	Mallinckrodt PLC*	158,631,465
263,110	Questcor Pharmaceuticals, Inc.#	17,083,732
760,651	Teva Pharmaceutical Industries, Ltd. (ADR)	40,192,799

		403,480,525
Real Estate Investment Trusts (REITs) – 1.4%
13,771,577	Colony American Homes Holdings III L.P. – Private Placement*,§	14,597,872
812,529	Rayonier, Inc.	37,303,206

		51,901,078
Real Estate Management & Development – 5.1%
10,027,714	St Joe Co.*,†,#,£	193,033,495
Road & Rail – 5.5%
1,019,949	Canadian Pacific Railway, Ltd. (U.S. Shares)	153,430,928
2,086,996	Hertz Global Holdings, Inc.*	55,597,574

		209,028,502
Semiconductor & Semiconductor Equipment – 0.1%
223,674	Freescale Semiconductor, Ltd.*,#	5,459,882
Software – 3.4%
3,185,484	Microsoft Corp.	130,572,989
Textiles, Apparel & Luxury Goods – 2.9%
18,459,000	Li & Fung, Ltd.	27,273,331
2,882,821	Wolverine World Wide, Inc.	82,304,540

		109,577,871

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

24 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Tobacco – 0.4%
2,351,360	ITC, Ltd.	$13,893,953

Total Common Stock (cost $2,994,296,315)		3,773,449,901

Counterparty/Reference Asset
OTC Purchased Options – Calls – 0.3%
Credit Suisse International: United Continental Holdings, Inc. expires June 2014 15,125 contracts exercise price $52.50		1,397,087
Goldman Sachs & Co.: United Continental Holdings, Inc. expires June 2014 38,870 contracts exercise price $50.00		5,586,894
Goldman Sachs & Co.: United Continental Holdings, Inc. expires June 2014 24,467 contracts exercise price $52.50		2,260,002

Total OTC Purchased Options – Calls (premiums paid $21,190,857)		9,243,983

Counterparty/Reference Asset
OTC Purchased Option – Put – 0%
UBS AG: iShares Russell 2000 Index Fund (ETF) expires April 2014 18,830 contracts exercise price $113.00 (premiums paid $3,389,400)		1,558,892

Money Market – 1.3%
51,216,400	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $51,216,400)	51,216,400

Investment Purchased with Cash Collateral From Securities Lending – 3.1%
117,688,178	Janus Cash Collateral Fund LLC, 0.0579%°°,£ (cost $117,688,178)	117,688,178

Total Investments (total cost $3,187,781,150) – 103.5%		3,953,157,354

Common Stock Sold Short – (1.1)%
Software – (1.1)%
546,588	Tableau Software, Inc. – Class A (proceeds $39,257,002)	(41,584,415)

Liabilities, net of Cash, Receivables and Other Assets – (2.4)%		(92,420,441)

Net Assets – 100%		$3,819,152,498

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$3,259,976,435	82.5%
Canada	200,717,587	5.1
Sweden	106,085,978	2.7
Germany	77,559,451	2.0
Australia	75,941,220	1.9
India	74,978,116	1.9
United Kingdom	50,913,998	1.3
Israel	40,192,799	1.0
China	29,563,838	0.7
Hong Kong	27,273,331	0.7
Malaysia	9,954,601	0.2

Total	$3,953,157,354	100.0%

††	Includes Cash Equivalents of 4.3%.

Summary of Investments by Country – (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short

United States	$(41,584,415)	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International: British Pound 5/8/14	4,100,000	$6,832,378	$(5,754)

JPMorgan Chase & Co.: British Pound 4/24/14	5,100,000	8,499,686	14,082

Total		$15,332,064	$8,328

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 25

Janus Enterprise Fund (unaudited)

FUND SNAPSHOT
We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

PERFORMANCE

Janus Enterprise Fund’s Class T Shares returned 10.37% over the six-month period ended March 31, 2014. The Fund’s primary benchmark, the Russell Midcap Growth Index, returned 10.44%.

INVESTMENT ENVIRONMENT

Mid-cap equities enjoyed strong gains during the period, driven by more data points suggesting an economic recovery in the U.S. and Europe. While equities rose higher during the period, the market also experienced bouts of volatility due to concerns about the Federal Reserve (Fed) tapering its quantitative easing program. Throughout most of the period, momentum continued to drive up stocks that are tied to attractive, hyper-growth industries that we believe have unproven business models and negative earnings. These stocks generally outperformed stocks of companies with more stable earnings growth during the period. The trend began to reverse itself in March.

PERFORMANCE DISCUSSION

The Fund had positive returns but slightly underperformed its benchmark, the Russell Midcap Growth Index. The investment environment that persisted for much of the period was not our ideal environment for relative outperformance. Our Fund tends to emphasize companies that we believe have more predictable business models, recurring revenue streams and strong competitive positioning that can allow the companies to take market share and experience sustainable, long-term growth. We believe this focus should help the Fund outperform when markets are down and drive relative outperformance over full market cycles. In market environments favoring companies with high momentum but without a steadier business model or more predictable source of revenue growth, we would not always expect to outperform. Given our investment style, we were not surprised to be trailing the benchmark during the period, but gained ground on it in March when the trend favoring high-momentum stocks reversed.

While pleased with the performance of most companies in the Fund, several holdings detracted from performance. Vistaprint was our largest detractor. The company uses its scale and high-volume printing presses to manage and produce small-volume printing orders of marketing collateral and business cards for a wide range of small businesses and consumers. The ability to produce these small orders profitably requires tremendous scale, which gives Vistaprint a competitive advantage, in our view. The stock fell recently in part due to weaker-than-expected sales in Europe. We are comfortable with the slowdown however, and believe it will be short-term. The company has pulled back on marketing spending in Europe until they improve customer economics in the region. We view this as a prudent move, and also believe revenues will increase when they start increasing their marketing efforts in Europe.

Verisk Analytics was another detractor this period. The stock fell after the company announced third-quarter revenue that was below consensus estimates. Despite slower revenue growth, we continue to have conviction in our long-term outlook for Verisk. The risk assessment company provides services to the insurance industry through detailed actuarial and underwriting data for property and casualty companies, as well as predictive analytics to help underwriters model their risks. Innovation, analytics and data management are at the core of the company, and management continues to find ways to expand its business by providing more services for new and existing customers.

Celgene was another detractor. The stock experienced strong returns in 2013, but fell in recent months after a court case raised concerns about the length of patent protection for its multiple myeloma treatment, Revlimid. There were also concerns over how much market share Celgene will take for its drug Apremilast. Both concerns are short-term issues, in our view, and we continue to like the long-term outlook for the company. We remain confident about the market for Apremilast, an oral drug to treat psoriatic arthritis and psoriasis, and believe there will be expanded use opportunities for Revlimid ahead. We

26 | MARCH 31, 2014

(unaudited)

also believe Celgene is not being given enough credit for other drugs in its pipeline that represent significant improvements over prior drug options for the diseases they treat, and should create meaningful value for the company over a long time horizon.

While the aforementioned companies were large detractors from performance, we were also pleased by the results from many other companies in our portfolio. Athenahealth was our largest contributor to the Fund’s performance. The stock is a large holding in our portfolio because we believe the company is significantly transforming the utilization of information in health care. The company helps physician groups become more efficient by providing technology solutions around practice management, electronic recordkeeping and care-coordination services. As more focus is put on wringing costs from the health care industry, we think the value proposition of athenahealth’s solutions will continue to be in greater demand. The stock was up this period as the company’s core businesses continued to do well. Excitement about athenahealth’s fledgling care coordination service for health care providers also drove the stock.

LPL Financial Holdings was another top contributor. The company provides an integrated platform of brokerage and investment advisory services used by independent financial advisors. We think the company benefits from a growing shift away from wirehouse dealers to independent broker dealers as wealthy clients seek independent financial advice. The company generates a high portion of recurring revenues and we like that it has maintained a high retention rate among advisors who use the platform. The company derives some of its revenue from earning interest off cash sitting in brokerage accounts. The specter of higher interest rates drove the stock in the first quarter of 2014, but our position in LPL is based on the long-term growth potential of its services, rather than a call on the direction of interest rates.

Incyte Corp. was also a top contributor. The stock was up as market expectations for its drug pipeline increased. During the period, the company reported positive mid-stage clinical trial data for Jakafi, which showed improved survival for patients with refractory pancreatic cancer. Jakafi is already approved in the U.S. to treat myelofibrosis (a bone marrow disorder), which our research suggests has significant sales potential. The new clinical data suggests Jakafi has the potential to treat other cancers as well. We also believe the stock is further supported by a valuable pipeline opportunity with Eli Lilly focused on treatments for inflammatory diseases like arthritis, as well as other proprietary cancer programs in earlier stages of development.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We’ve been concerned in recent quarters with how narrow the market focus was on select companies in hyper-growth industries. Price-to-earnings ratios have expanded considerably for companies tied to industries such as cloud computing or social media, even though many of these companies have yet to demonstrate consistent earnings growth, or in some cases, positive earnings at all. While we believe some of these companies will grow to be very successful companies, and we selectively hold some companies tied to these industries that we believe have the most promising potential, the high valuations of any companies tied to these themes is disconcerting. Given valuation expansion of these companies, and of mid-cap stocks in general, we expect the market to shift focus at some point and favor companies that can demonstrate true earnings growth to justify their multiples. We may have seen a glimpse of this in March. When that reversal happens, we believe it will favor our emphasis on companies with more proven and resilient business models.

As the year progresses we also think the Fed’s pullback of easy monetary policies will be beneficial to our relative performance, as we tend to avoid many of the highly leveraged companies that will be hurt most by a rise in interest rates.

Thank you for your investment in Janus Enterprise Fund.

Janus Growth & Core Funds | 27

Janus Enterprise Fund (unaudited)

Janus Enterprise Fund At A Glance

5 Top Performers – Holdings

Contribution

athenahealth, Inc.	1.06%
LPL Financial Holdings, Inc.	0.67%
Incyte Corp., Ltd.	0.58%
Amdocs, Ltd. (U.S. Shares)	0.57%
Solera Holdings, Inc.	0.51%

5 Bottom Performers – Holdings

Contribution

Vistaprint NV	–0.31%
Verisk Analytics, Inc. – Class A	–0.23%
Celgene Corp.	–0.20%
Dresser-Rand Group, Inc.	–0.17%
Expeditors International of Washington, Inc.	–0.14%

5 Top Performers – Sectors*

			Russell Midcap®
		Fund Weighting	Growth Index
	Fund Contribution	(Average % of Equity)	Weighting

Information Technology	1.33%	32.45%	16.37%
Financials	0.66%	6.42%	8.33%
Health Care	0.37%	19.06%	13.52%
Energy	0.09%	3.47%	6.14%
Materials	0.06%	1.69%	5.82%

5 Bottom Performers – Sectors*

			Russell Midcap®
		Fund Weighting	Growth Index
	Fund Contribution	(Average % of Equity)	Weighting

Industrials	–1.02%	21.85%	14.92%
Other**	–0.43%	4.48%	0.00%
Consumer Discretionary	–0.20%	7.76%	24.82%
Utilities	–0.14%	0.36%	0.62%
Telecommunication Services	–0.12%	1.79%	1.40%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

28 | MARCH 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Sensata Technologies Holding NV Electrical Equipment	3.1%
Solera Holdings, Inc. Software	2.7%
TE Connectivity, Ltd. (U.S. Shares) Electronic Equipment, Instruments & Components	2.7%
Varian Medical Systems, Inc. Health Care Equipment & Supplies	2.7%
Verisk Analytics, Inc. – Class A Professional Services	2.6%

13.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

Janus Growth & Core Funds | 29

Janus Enterprise Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Enterprise Fund – Class A Shares
NAV	10.25%	21.70%	23.99%	10.61%	10.67%	1.12%
MOP	3.91%	14.70%	22.53%	9.96%	10.37%

Janus Enterprise Fund – Class C Shares
NAV	9.86%	20.80%	22.75%	9.76%	9.87%	1.86%
CDSC	8.86%	19.80%	22.75%	9.76%	9.87%

Janus Enterprise Fund – Class D Shares(1)	10.41%	21.97%	24.30%	10.77%	10.77%	0.86%

Janus Enterprise Fund – Class I Shares	10.41%	22.05%	24.22%	10.73%	10.75%	0.74%

Janus Enterprise Fund – Class N Shares	10.52%	22.20%	24.22%	10.73%	10.75%	0.68%

Janus Enterprise Fund – Class R Shares	10.10%	21.29%	23.42%	10.18%	10.27%	1.43%

Janus Enterprise Fund – Class S Shares	10.25%	21.60%	23.83%	10.46%	10.53%	1.18%

Janus Enterprise Fund – Class T Shares	10.37%	21.90%	24.22%	10.73%	10.75%	0.93%

Russell Midcap® Growth Index	10.44%	24.22%	24.73%	9.47%	10.16%

Morningstar Quartile – Class T Shares	–	3rd	1st	1st	2nd

Morningstar Ranking – based on total return for Mid-Cap Growth Funds	–	472/736	108/677	78/605	83/207

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

30 | MARCH 31, 2014

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
(1)	Closed to new investors.

Janus Growth & Core Funds | 31

Janus Enterprise Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,102.50	$6.08	$1,000.00	$1,019.15	$5.84	1.16%

Class C Shares	$1,000.00	$1,098.60	$9.73	$1,000.00	$1,015.66	$9.35	1.86%

Class D Shares	$1,000.00	$1,104.10	$4.56	$1,000.00	$1,020.59	$4.38	0.87%

Class I Shares	$1,000.00	$1,104.10	$4.04	$1,000.00	$1,021.09	$3.88	0.77%

Class N Shares	$1,000.00	$1,105.20	$3.62	$1,000.00	$1,021.49	$3.48	0.69%

Class R Shares	$1,000.00	$1,101.00	$7.49	$1,000.00	$1,017.80	$7.19	1.43%

Class S Shares	$1,000.00	$1,102.50	$6.08	$1,000.00	$1,019.15	$5.84	1.16%

Class T Shares	$1,000.00	$1,103.70	$4.83	$1,000.00	$1,020.34	$4.63	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

32 | MARCH 31, 2014

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 97.0%
Aerospace & Defense – 3.5%
371,374	HEICO Corp. – Class A	$16,121,345
224,594	Precision Castparts Corp.	56,768,379
238,393	TransDigm Group, Inc.	44,150,384

		117,040,108
Air Freight & Logistics – 2.1%
605,756	CH Robinson Worldwide, Inc.#	31,735,557
1,027,684	Expeditors International of Washington, Inc.	40,727,117

		72,462,674
Airlines – 1.7%
1,000,942	Ryanair Holdings PLC (ADR)†	58,865,399
Biotechnology – 4.4%
429,988	Celgene Corp.*,†	60,026,325
243,132	Endo International PLC*,#	16,691,012
599,621	Incyte Corp., Ltd.*	32,091,716
426,579	Medivation, Inc.*	27,458,890
462,901	NPS Pharmaceuticals, Inc.*	13,854,627

		150,122,570
Capital Markets – 3.0%
1,427,329	LPL Financial Holdings, Inc.	74,991,865
341,354	T Rowe Price Group, Inc.	28,110,502

		103,102,367
Chemicals – 1.1%
1,019,015	Potash Corp. of Saskatchewan, Inc. (U.S. Shares)†,#	36,908,723
Commercial Services & Supplies – 1.7%
1,045,024	Edenred†,#	32,785,208
958,399	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)†,#	23,126,168

		55,911,376
Communications Equipment – 0.9%
460,930	Motorola Solutions, Inc.	29,633,190
Containers & Packaging – 0.7%
442,867	Ball Corp.	24,273,540
Diversified Financial Services – 1.9%
1,531,908	MSCI, Inc.*	65,902,682
Electrical Equipment – 5.0%
512,826	AMETEK, Inc.	26,405,411
276,183	Roper Industries, Inc.	36,873,192
2,472,529	Sensata Technologies Holding NV*	105,428,637

		168,707,240
Electronic Equipment, Instruments & Components – 5.9%
745,169	Amphenol Corp. – Class A	68,294,739
2,691,481	Flextronics International, Ltd.*	24,869,284
596,013	National Instruments Corp.	17,099,613
1,503,736	TE Connectivity, Ltd. (U.S. Shares)	90,539,945

		200,803,581
Energy Equipment & Services – 2.3%
1,352,970	Dresser-Rand Group, Inc.*	79,026,978
Food Products – 0.8%
331,179	Mead Johnson Nutrition Co.	27,534,222
Health Care Equipment & Supplies – 4.5%
222,848	IDEXX Laboratories, Inc.*	27,053,747
1,274,076	Masimo Corp.	34,795,015
1,066,227	Varian Medical Systems, Inc.*	89,552,406

		151,401,168
Health Care Providers & Services – 2.2%
550,809	Henry Schein, Inc.*	65,750,070
262,053	Premier, Inc. – Class A	8,634,647

		74,384,717
Health Care Technology – 2.3%
489,434	athenahealth, Inc.*	78,426,904
Hotels, Restaurants & Leisure – 0.6%
387,111	Dunkin’ Brands Group, Inc.	19,425,230
Information Technology Services – 7.9%
1,747,641	Amdocs, Ltd. (U.S. Shares)	81,195,401
769,249	Fidelity National Information Services, Inc.	41,116,359
700,909	Gartner, Inc.*	48,671,121
689,994	Jack Henry & Associates, Inc.	38,474,065
782,978	Teradata Corp.*	38,514,688
200,394	WEX, Inc.*	19,047,450

		267,019,084
Insurance – 1.4%
570,610	Aon PLC	48,091,011
Internet Software & Services – 2.7%
88,872	CoStar Group, Inc.*	16,595,958
1,344,778	Vistaprint NV*,#	66,189,973
347,878	Youku Tudou, Inc. (ADR)*	9,754,499

		92,540,430
Life Sciences Tools & Services – 4.2%
102,643	Mettler-Toledo International, Inc.*	24,190,902
600,936	PerkinElmer, Inc.	27,078,176
306,852	Techne Corp.	26,195,955
250,836	Thermo Fisher Scientific, Inc.	30,160,521
311,260	Waters Corp.*	33,743,697

		141,369,251
Machinery – 2.2%
575,079	Colfax Corp.*	41,020,385
441,409	Wabtec Corp.	34,209,198

		75,229,583
Media – 3.3%
1,950,522	Aimia, Inc.†	31,323,410
307,365	Discovery Communications, Inc. – Class C*	23,685,547
369,952	Lamar Advertising Co. – Class A*	18,863,853
517,200	Omnicom Group, Inc.	37,548,720

		111,421,530
Oil, Gas & Consumable Fuels – 1.2%
181,903	Apptio, Inc.§	4,128,216
787,004	World Fuel Services Corp.#	34,706,876

		38,835,092
Professional Services – 2.6%
1,443,994	Verisk Analytics, Inc. – Class A*	86,581,880
Real Estate Investment Trusts (REITs) – 2.4%
1,084,953	Crown Castle International Corp.	80,047,832

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 33

Janus Enterprise Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Road & Rail – 0.9%
205,720	Canadian Pacific Railway, Ltd. (U.S. Shares)†	$30,946,460
Semiconductor & Semiconductor Equipment – 7.1%
6,783,344	Atmel Corp.*	56,708,756
961,872	KLA-Tencor Corp.	66,503,830
5,594,936	ON Semiconductor Corp.*	52,592,398
1,204,044	Xilinx, Inc.	65,343,468

		241,148,452
Software – 8.2%
3,451,038	Cadence Design Systems, Inc.*	53,629,130
186,454	FactSet Research Systems, Inc.#	20,101,606
671,105	Intuit, Inc.	52,164,992
540,996	NICE Systems, Ltd. (ADR)	24,160,881
1,464,571	Solera Holdings, Inc.	92,765,927
896,205	SS&C Technologies Holdings, Inc.*	35,866,124

		278,688,660
Specialty Retail – 0.5%
289,923	L Brands, Inc.	16,458,929
Technology Hardware, Storage & Peripherals – 0.4%
21,981	Apple, Inc.	11,798,082
Textiles, Apparel & Luxury Goods – 4.6%
304,028	Carter’s, Inc.	23,607,774
1,050,103	Gildan Activewear, Inc.†	52,904,189
31,869,390	Li & Fung, Ltd.	47,087,298
1,123,864	Wolverine World Wide, Inc.	32,086,317

		155,685,578
Trading Companies & Distributors – 2.8%
384,377	Fastenal Co.#	18,957,473
437,427	MSC Industrial Direct Co., Inc. – Class A	37,846,184
147,033	WW Grainger, Inc.	37,149,358

		93,953,015

Total Common Stock (cost $1,996,851,725)		3,283,747,538

Money Market – 3.3%
112,776,449	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $112,776,449)	112,776,449

Investment Purchased with Cash Collateral From Securities Lending – 3.1%
105,451,452	Janus Cash Collateral Fund LLC, 0.0579%°°,£ (cost $105,451,452)	105,451,452

Total Investments (total cost $2,215,079,626) – 103.4%		3,501,975,439

Liabilities, net of Cash, Receivables and Other Assets – (3.4)%		(116,626,210)

Net Assets – 100%		$3,385,349,229

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$3,154,113,204	90.1%
Canada	175,208,950	5.0
Ireland	58,865,399	1.7
Hong Kong	47,087,298	1.3
France	32,785,208	0.9
Israel	24,160,881	0.7
China	9,754,499	0.3

Total	$3,501,975,439	100.0%

††	Includes Cash Equivalents of 6.2%.

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International:
Canadian Dollar 5/8/14	28,600,000	$25,852,848	$(58,732)
Euro 5/8/14	14,200,000	19,559,033	227,674

		45,411,881	168,942

HSBC Securities (USA), Inc.:
Canadian Dollar 5/15/14	23,500,000	21,239,345	54,795
Euro 5/15/14	12,700,000	17,492,784	(2,979)

		38,732,129	51,816

JPMorgan Chase & Co.: Euro 4/24/14	16,250,000	22,383,251	40,417

RBC Capital Markets Corp.:
Canadian Dollar 4/10/14	13,000,000	11,759,204	(49,775)
Euro 4/10/14	17,400,000	23,968,121	(81,791)

		35,727,325	(131,566)

Total		$142,254,586	$129,609

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

34 | MARCH 31, 2014

Janus Forty Fund (unaudited)

FUND SNAPSHOT
We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.
Doug Rao portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2014, Janus Forty Fund’s Class S Shares returned 7.93% versus a return of 11.67% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 12.51% for the period.

INVESTMENT ENVIRONMENT

Clear indications the global economy continues to strengthen played a role in lifting markets higher this period, as U.S. large-cap equity indices reached new records. However, fears about the Federal Reserve (Fed) tapering its quantitative easing program was a chief concern dominating market sentiment. In March, tensions between Ukraine and Russia also caused bouts of volatility.

OVERVIEW

We have focused on building a portfolio of companies that are well positioned to grow market share within their respective industries and that have built clear and sustainable competitive advantages around their businesses. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think focusing on such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market may underestimate the duration of growth for these companies and the long-term potential return to shareholders. During the recent period, we were pleased to see a number of the companies we own continue to work hard to widen their competitive moats and find opportunities to grow in excess of the market. However, we also held stocks that fell during the period and negatively impacted performance.

Prada was our largest detractor from performance during the period. The company has been negatively impacted by a slowdown in high-end luxury spending in China as the Chinese economy slowed, but our long-term view of the company remains the same. We think strong brand recognition is a competitive advantage for Prada that allows the company to charge premium prices for its products and enjoy wider margins than many of its competitors. We like that the company has taken steps to protect that brand in recent years, including taking tighter control over the avenues through which its products get to market, and being selective with the retailers carrying its products. Going forward, we believe Prada has the potential for substantial international sales growth, as the company is still underpenetrated relative to many other luxury brands.

L Brands was another large detractor. The stock fell after the company reported a disappointing holiday sales season. We sold the position during the period, due to concerns about how the mall-based retailer will navigate a transition as more shopping moves from physical stores to mobile and online channels.

While these stocks negatively impacted performance, we were pleased with the results of many of the companies we hold. Google, for example, was up more than 27% as the company continued to demonstrate its ability to monetize its mobile platform. We think Google’s traditional Internet search business benefits from significant network effects. Meanwhile, phones using the Android operating system continue to gain market share among first-time smartphone users and in emerging markets, which is where smartphone growth is fastest. As the number of users on the Android platform grows, developers of smartphone and tablet applications can better monetize their apps for Android. The strong menu of apps on Android, along with the general lower cost of phones using the Android operating system, may help lock in the consumer base on the platform.

Valeant Pharmaceuticals was another top contributor to performance. For the past decade, the company has run a

Janus Growth & Core Funds | 35

Janus Forty Fund (unaudited)

different playbook than much of the pharmaceutical industry when it comes to new drug development. High research and development costs have been value destructive for many pharmaceutical companies, but Valeant has largely avoided high R&D spending by making a series of value accretive acquisitions of pharmaceutical companies with lower product risk. Valeant then takes many of the costs out of those companies and essentially acts as a distributor of a number of valuable drugs, rather than a company dependent on new drug discovery for growth. Going forward, the Canada-domiciled company can use its lower tax rate as an advantage when it competes against U.S. private equity firms that may also try to acquire pharmaceutical companies. Valeant can potentially pay a premium for an acquisition target in a deal that is still accretive to Valeant because they can move the acquired company into a lower tax structure.

OUTLOOK

We believe the U.S. economy will continue to gain steam, driven by a strong housing market, improving employment levels and a manufacturing renaissance stemming largely from cheaper energy costs. However, economic growth will be coupled with an unwinding of easy monetary policies, which could cause periods of volatility in U.S. equity markets. We will generally look past short-term volatility and use those periods to add to competitively advantaged companies we believe can grow in excess of the market over longer time horizons.

Thank you for your investment in Janus Forty Fund.

36 | MARCH 31, 2014

(unaudited)

Janus Forty Fund At A Glance

5 Top Performers – Holdings

Contribution

Google, Inc. – Class A	1.69%
Valeant Pharmaceuticals International, Inc. (U.S. Shares)	0.86%
Canadian Pacific Railway, Ltd. (U.S. Shares)	0.76%
MGM Resorts International	0.72%
Express Scripts Holding Co.	0.68%

5 Bottom Performers – Holdings

Contribution

Prada SpA	–0.42%
L Brands, Inc.	–0.36%
Pernod Ricard SA	–0.30%
Zoetis, Inc.	–0.24%
LinkedIn Corp. – Class A	–0.20%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Energy	0.16%	0.00%	4.61%
Industrials	0.12%	9.04%	12.26%
Telecommunication Services	0.11%	2.97%	2.04%
Consumer Staples	0.02%	1.56%	11.92%
Other**	0.00%	0.58%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	–1.54%	28.74%	19.73%
Information Technology	–0.80%	23.11%	26.91%
Health Care	–0.73%	21.59%	12.47%
Financials	–0.52%	9.12%	5.37%
Materials	–0.13%	3.29%	4.50%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 37

Janus Forty Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Google, Inc. – Class A Internet Software & Services	5.7%
Precision Castparts Corp. Aerospace & Defense	4.6%
Canadian Pacific Railway, Ltd. (U.S. Shares) Road & Rail	4.5%
U.S. Bancorp Commercial Banks	4.4%
MasterCard, Inc. – Class A Information Technology Services	3.9%

23.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

*Includes Cash and Other of (2.3)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

38 | MARCH 31, 2014

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectus
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Forty Fund – Class A Shares
NAV	7.93%	22.12%	17.78%	9.09%	10.52%	0.86%
MOP	1.73%	15.09%	16.39%	8.64%	10.26%

Janus Forty Fund – Class C Shares
NAV	7.50%	21.14%	16.87%	8.47%	9.95%	1.65%
CDSC	6.64%	20.16%	16.87%	8.47%	9.95%

Janus Forty Fund – Class I Shares	8.11%	22.47%	18.09%	9.09%	10.52%	0.55%

Janus Forty Fund – Class N Shares	8.14%	22.56%	17.61%	9.09%	10.52%	0.47%

Janus Forty Fund – Class R Shares	7.77%	21.68%	17.29%	8.81%	10.27%	1.21%

Janus Forty Fund – Class S Shares	7.93%	22.01%	17.61%	9.09%	10.52%	0.96%

Janus Forty Fund – Class T Shares	8.04%	22.31%	17.61%	9.09%	10.52%	0.71%

Russell 1000® Growth Index	11.67%	23.22%	21.68%	7.86%	6.26%

S&P 500® Index	12.51%	21.86%	21.16%	7.42%	7.11%

Morningstar Quartile – Class S Shares	–	3rd	4th	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	1,109/1,768	1,385/1,549	187/1,347	38/808

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Growth & Core Funds | 39

Janus Forty Fund (unaudited)

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

40 | MARCH 31, 2014

(unaudited)

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date — May 1, 1997

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,079.30	$4.98	$1,000.00	$1,020.14	$4.84	0.96%

Class C Shares	$1,000.00	$1,075.00	$8.90	$1,000.00	$1,016.36	$8.65	1.72%

Class I Shares	$1,000.00	$1,081.10	$3.42	$1,000.00	$1,021.64	$3.33	0.66%

Class N Shares	$1,000.00	$1,081.40	$2.91	$1,000.00	$1,022.14	$2.82	0.56%

Class R Shares	$1,000.00	$1,077.70	$6.68	$1,000.00	$1,018.50	$6.49	1.29%

Class S Shares	$1,000.00	$1,079.30	$4.87	$1,000.00	$1,020.24	$4.73	0.94%

Class T Shares	$1,000.00	$1,080.40	$3.99	$1,000.00	$1,021.09	$3.88	0.77%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 41

Janus Forty Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 102.3%
Aerospace & Defense – 4.6%
513,621	Precision Castparts Corp.	$129,822,844
Auto Components – 3.6%
1,500,306	Delphi Automotive PLC	101,810,765
Biotechnology – 11.1%
156,982	Biogen Idec, Inc.*	48,016,085
618,943	Celgene Corp.*	86,404,443
1,208,711	Endo International PLC*	82,978,010
1,359,612	Gilead Sciences, Inc.*	96,342,106

		313,740,644
Chemicals – 3.7%
929,551	Monsanto Co.	105,755,017
Commercial Banks – 6.1%
984,463	Citigroup, Inc.	46,860,439
2,898,246	U.S. Bancorp	124,218,823

		171,079,262
Diversified Financial Services – 2.0%
287,828	IntercontinentalExchange Group, Inc.	56,941,013
Electronic Equipment, Instruments & Components – 3.8%
661,304	Amphenol Corp. – Class A	60,608,512
783,382	TE Connectivity, Ltd. (U.S. Shares)	47,167,430

		107,775,942
Health Care Providers & Services – 2.7%
1,014,041	Express Scripts Holding Co.*	76,144,339
Health Care Technology – 1.2%
209,351	athenahealth, Inc.*	33,546,404
Hotels, Restaurants & Leisure – 4.8%
1,290,253	MGM Resorts International*	33,365,943
250,751	Panera Bread Co. – Class A*	44,250,029
805,324	Starbucks Corp.	59,094,675

		136,710,647
Information Technology Services – 5.5%
1,469,709	MasterCard, Inc. – Class A	109,787,263
935,438	Teradata Corp.*	46,014,195

		155,801,458
Internet & Catalog Retail – 6.4%
267,427	Amazon.com, Inc.*	89,994,534
76,374	priceline.com, Inc.*	91,029,407

		181,023,941
Internet Software & Services – 10.8%
227,442	CoStar Group, Inc.*	42,472,519
145,059	Google, Inc. – Class A*	161,669,706
125,648	LinkedIn Corp. – Class A*	23,237,341
661,100	Tencent Holdings, Ltd.	45,983,710
872,940	Yahoo!, Inc.*	31,338,546

		304,701,822
Machinery – 1.3%
241,363	Cummins, Inc.	35,960,673
Media – 5.1%
1,105,719	Comcast Corp. – Class A	55,308,065
2,803,431	Twenty-First Century Fox, Inc. – Class A	89,625,689

		144,933,754
Pharmaceuticals – 5.0%
378,978	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	49,960,670
3,185,331	Zoetis, Inc.	92,183,479

		142,144,149
Professional Services – 2.0%
1,288,775	Nielsen Holdings NV	57,518,028
Real Estate Investment Trusts (REITs) – 2.7%
1,021,842	Crown Castle International Corp.	75,391,503
Road & Rail – 4.5%
844,387	Canadian Pacific Railway, Ltd. (U.S. Shares)	127,021,136
Semiconductor & Semiconductor Equipment – 2.6%
1,454,562	ARM Holdings PLC (ADR)	74,139,025
Software – 2.6%
1,292,169	Salesforce.com, Inc.*	73,769,928
Specialty Retail – 7.0%
2,117,575	Lowe’s Cos., Inc.	103,549,417
1,531,109	TJX Cos., Inc.	92,861,761

		196,411,178
Textiles, Apparel & Luxury Goods – 2.0%
7,152,300	Prada SpA	55,973,159
Wireless Telecommunication Services – 1.2%
986,752	T-Mobile U.S., Inc.	32,592,419

Total Common Stock (cost $2,272,367,838)		2,890,709,050

Total Investments (total cost $2,272,367,838) – 102.3%		2,890,709,050

Liabilities, net of Cash, Receivables and Other Assets – (2.3)%		(65,773,885)

Net Assets – 100%		$2,824,935,165

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$2,537,631,350	87.8%
Canada	176,981,806	6.1
United Kingdom	74,139,025	2.6
Italy	55,973,159	1.9
China	45,983,710	1.6

Total	$2,890,709,050	100.0%

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

42 | MARCH 31, 2014

Janus Fund (unaudited)

FUND SNAPSHOT
We believe that buying high-quality growth franchises with sustainable, projected above-average earnings growth for the next five-plus years and a market leadership position driven by a clearly articulated strategy should allow us to outperform the benchmark and peers over the long term. We perform in-depth, fundamental research to build a diversified, moderately positioned portfolio aiming to deliver peer- and index-beating returns while managing for risk and volatility.
Barney Wilson portfolio manager

PERFORMANCE

Janus Fund’s Class T Shares returned 9.58% over the six-month period ended March 31, 2014. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 11.67% during the period and its secondary benchmark, the S&P 500 Index, returned 12.51%. The Core Growth Index returned 12.10% during the period.

INVESTMENT ENVIRONMENT

U.S. equity markets continued their strong climb from recent quarters, with the Russell 1000 Growth Index ending at 11.67% for the six-month period. Stocks rose due to expectations for an accelerating economy in 2014 and the belief that rates will increase modestly and gradually, as opposed to a sharper spike in rates. Price-to-earnings (P/E) ratios expanded in the latter months of 2013 as stock appreciation outpaced true earnings growth.

PORTFOLIO MANAGER COMMENTS

We seek to identify companies with clearly definable and sustainable long-term growth drivers. These companies often have a high barrier to entry, a notable edge in an attractive industry with high growth potential, or a strong management team that has a clear vision for the future course of their company. In our view, a collection of companies with these competitive advantages should lead to compounded growth in excess of the market over longer time horizons. We believe much of the outperformance should come in weak or uncertain economic environments because the competitive advantages of the companies in our Fund should make them less dependent on a strong economic environment to thrive. Since our portfolio holdings are based more on perceived long-term competitive advantages at individual companies, as opposed to positioning around a near-term call on the economy, we do not necessarily expect to outperform the index when market sentiment is driven by the premise of a strengthening economy or speculation about monetary policy. Though we underperformed the benchmark this period, as we look across the portfolio we continue to be encouraged about the competitive advantages of the companies we own, and believe the potential for long-term growth is still in place.

Whole Foods Market was our largest detractor during the period. The stock fell after the company reported quarterly profit and revenue that were below market estimates. The company also lowered its earnings projections for the year based on lower revenue estimates. Considering the difficult weather conditions for the period, we considered Whole Foods’ sales growth good relative to other retailers. We also continue to believe Whole Foods is well positioned to grow as consumer awareness about food products grows and more and more consumers show a preference for natural or organic foods.

Amazon was another company that detracted from performance. The stock fell after Amazon reported revenue growth below consensus expectations. We continue to like the long-term outlook for the company, however. We believe the company’s size, scale and efficiency has allowed it to be a disruptive force. The company has completely rewritten the rules for retail shopping and we believe it will continue to gain consumers’ wallet share as more shopping moves from physical stores to online and mobile purchases. Meanwhile, the company’s cloud business, Amazon Web Services, has come to market with scale and a disruptive pricing model for businesses seeking cloud-based services.

L Brands was another detractor. The stock fell after the company reported a disappointing holiday sales season. We sold the position during the period, due to concerns about how the mall-based retailer will navigate a transition as more shopping moves from physical stores to mobile and online channels.

While the aforementioned companies had a negative impact on performance this period, we were encouraged to see many other companies in the Fund put up impressive results this period and continue to execute on

Janus Growth & Core Funds | 43

Janus Fund (unaudited)

the strategies we believe set them apart from their competition. Google, for example, was a top contributor to performance. The stock was up more than 27% as the company continued to demonstrate its ability to monetize its mobile platform. We think Google has multiple long-term growth drivers. The company’s Internet search business continues to do well and the company continues to improve monetization of increased viewing on its YouTube platform. The company’s Android mobile operating platform exists in a duopoly with Apple’s mobile platform, and we believe both companies benefit from the rapid adoption and heavier use of smartphones.

In fact, Apple was also a top contributor to the Fund’s performance. The stock rose after new product introductions were well received by the market, and also due to expectations of an expansion of the iPhone’s footprint now that it is being carried by China’s largest mobile carrier. We believe Apple continues to have strong growth potential due to a sticky customer base of high-end consumers that are loyal to the brand. As these consumers get more familiar with Apple products, they tend to get more deeply embedded in Apple’s ecosystem, branching out to buy new Apple products and returning to the brand when it is time to update existing ones. We also believe fingerprint security technology embedded in Apple’s new phones offers growth potential as companies take advantage of e-commerce opportunities inherent on a more secure phone.

Canadian Pacific Railway was also a top contributor during the period. The new CEO at the firm was responsible for many of the structural improvements such as scheduled railroading that have been adopted by the entire railroad industry over the last 10 years, and he is now charting a course for long-term improvements at his new company. The CEO has outlined a series of cost cuts, efficiencies and service improvements for the company. Service improvements around more timely delivery and accurate scheduling are making Canadian Pacific a more reliable service provider and creating revenue opportunities to transport more crude oil, grain and other products by rail. During the period, the market got more evidence that the new management team is turning Canadian Pacific into a more efficient operation when the company announced its third-quarter earnings results, as expenses declined another 6%, operating income increased 40% and the company’s earnings were well ahead of consensus estimates.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We believe the most likely outcome for the U.S. economy in the coming months is an environment of moderate economic growth with a moderate increase in interest rates as the Federal Reserve carefully unwinds easier monetary policies. If this type of economic environment persists, we believe it is favorable to our investment process. If we are correct in identifying competitively advantaged companies with sustainable, long-term growth drivers in place, we believe those companies should be able to put up earnings growth in excess of the market during a slow-growth economic environment. After price-to-earnings ratios expanded in 2013, we would expect market sentiment to favor those companies that can demonstrate consistent earnings growth to justify valuations.

Thank you for your investment in Janus Fund.

44 | MARCH 31, 2014

(unaudited)

Janus Fund At A Glance

5 Top Performers – Holdings

Contribution

Google, Inc. – Class A	1.15%
Apple, Inc.	0.70%
Canadian Pacific Railway, Ltd. (U.S. Shares)	0.49%
Perrigo Co. PLC	0.40%
Union Pacific Corp.	0.40%

5 Bottom Performers – Holdings

Contribution

Whole Foods Market, Inc.	–0.22%
Amazon.com, Inc.	–0.22%
L Brands, Inc.	–0.21%
Celgene Corp.	–0.16%
Pernod Ricard SA	–0.12%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	0.52%	15.11%	12.47%
Energy	0.22%	4.82%	4.61%
Telecommunication Services	0.21%	0.60%	2.04%
Financials	0.09%	3.15%	5.37%
Materials	0.01%	3.26%	4.50%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer Discretionary	–1.14%	16.77%	19.73%
Consumer Staples	–0.83%	8.42%	11.92%
Industrials	–0.27%	14.97%	12.26%
Information Technology	–0.13%	31.30%	26.91%
Other**	–0.13%	0.76%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 45

Janus Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	5.4%
Google, Inc. – Class A Internet Software & Services	5.2%
Starbucks Corp. Hotels, Restaurants & Leisure	2.7%
American Tower Corp. Real Estate Investment Trusts (REITs)	2.6%
ARM Holdings PLC Semiconductor & Semiconductor Equipment	2.5%

18.4%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

*Includes Cash and Other of (0.2)%.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

46 | MARCH 31, 2014

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Fund – Class A Shares
NAV	9.46%	20.32%	17.81%	6.38%	12.36%	0.99%
MOP	3.16%	13.41%	16.43%	5.75%	12.21%

Janus Fund – Class C Shares
NAV	9.08%	19.66%	16.40%	5.65%	11.74%	1.70%
CDSC	8.08%	18.66%	16.40%	5.65%	11.74%

Janus Fund – Class D Shares(1)	9.65%	20.83%	18.09%	6.51%	12.42%	0.68%

Janus Fund – Class I Shares	9.64%	20.92%	17.99%	6.47%	12.41%	0.61%

Janus Fund – Class N Shares	9.72%	21.01%	17.99%	6.47%	12.41%	0.52%

Janus Fund – Class R Shares	9.30%	20.13%	17.09%	5.95%	12.01%	1.28%

Janus Fund – Class S Shares	9.47%	20.47%	17.57%	6.21%	12.21%	1.03%

Janus Fund – Class T Shares	9.58%	20.73%	17.99%	6.47%	12.41%	0.78%

Russell 1000® Growth Index	11.67%	23.22%	21.68%	7.86%	N/A**

S&P 500® Index	12.51%	21.86%	21.16%	7.42%	10.58%

Core Growth Index	12.10%	22.55%	21.43%	7.66%	N/A**

Morningstar Quartile – Class T Shares	–	4th	4th	4th	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	1,376/1,768	1,309/1,549	1,039/1,347	8/163

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Growth & Core Funds | 47

Janus Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 5, 1970
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Fund’s inception date.
(1)	Closed to new investors.

48 | MARCH 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,094.60	$5.33	$1,000.00	$1,019.85	$5.14	1.02%

Class C Shares	$1,000.00	$1,090.60	$8.86	$1,000.00	$1,016.45	$8.55	1.70%

Class D Shares	$1,000.00	$1,096.50	$3.55	$1,000.00	$1,021.54	$3.43	0.68%

Class I Shares	$1,000.00	$1,096.40	$3.35	$1,000.00	$1,021.74	$3.23	0.64%

Class N Shares	$1,000.00	$1,097.20	$2.72	$1,000.00	$1,022.34	$2.62	0.52%

Class R Shares	$1,000.00	$1,093.00	$6.63	$1,000.00	$1,018.60	$6.39	1.27%

Class S Shares	$1,000.00	$1,094.40	$5.07	$1,000.00	$1,020.09	$4.89	0.97%

Class T Shares	$1,000.00	$1,095.80	$3.87	$1,000.00	$1,021.24	$3.73	0.74%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 49

Janus Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 100.1%
Aerospace & Defense – 1.7%
513,385	Precision Castparts Corp.	$129,763,193
Beverages – 3.3%
1,488,418	Diageo PLC†	46,171,921
310,211	Pernod Ricard SA†	36,108,312
3,286,601	SABMiller PLC†	164,078,044

		246,358,277
Biotechnology – 7.5%
146,362	Alexion Pharmaceuticals, Inc.*	22,266,051
458,867	Biogen Idec, Inc.*	140,353,649
794,685	Celgene Corp.*	110,938,026
936,665	Endo International PLC*	64,302,052
2,620,462	Gilead Sciences, Inc.*	185,685,938
628,541	Medivation, Inc.*	40,459,184

		564,004,900
Capital Markets – 0.7%
1,566,722	Blackstone Group L.P.	52,093,506
Chemicals – 1.5%
1,010,191	Monsanto Co.	114,929,430
Commercial Services & Supplies – 1.0%
1,820,653	Tyco International, Ltd. (U.S. Shares)	77,195,687
Communications Equipment – 2.7%
868,593	Motorola Solutions, Inc.	55,841,844
1,870,517	QUALCOMM, Inc.	147,508,971

		203,350,815
Containers & Packaging – 0.8%
1,115,673	Ball Corp.†	61,150,037
Electric Utilities – 0.9%
1,743,296	Brookfield Infrastructure Partners L.P.	68,773,027
Electrical Equipment – 2.2%
3,866,556	Sensata Technologies Holding NV*	164,869,948
Electronic Equipment, Instruments & Components – 3.2%
1,543,975	Amphenol Corp. – Class A	141,505,309
1,641,420	TE Connectivity, Ltd. (U.S. Shares)	98,829,898

		240,335,207
Energy Equipment & Services – 0.7%
942,477	Dresser-Rand Group, Inc.*,†	55,050,082
Food & Staples Retailing – 1.6%
2,301,407	Whole Foods Market, Inc.	116,704,349
Health Care Providers & Services – 1.5%
547,887	Aetna, Inc.	41,075,088
1,653,766	Catamaran Corp. (U.S. Shares)*	74,022,566

		115,097,654
Health Care Technology – 0.6%
297,845	athenahealth, Inc.*	47,726,683
Hotels, Restaurants & Leisure – 3.9%
60,016	Chipotle Mexican Grill, Inc.*	34,092,089
1,203,521	Dunkin’ Brands Group, Inc.	60,392,684
2,746,390	Starbucks Corp.	201,530,098

		296,014,871
Household Products – 1.4%
1,596,227	Colgate-Palmolive Co.	103,547,245
Industrial Conglomerates – 1.6%
1,618,444	Danaher Corp.	121,383,300
Information Technology Services – 4.5%
1,555,248	MasterCard, Inc. – Class A	116,177,026
2,027,275	Teradata Corp.*	99,721,657
563,029	Visa, Inc. – Class A	121,535,440

		337,434,123
Insurance – 0.4%
359,276	Aon PLC	30,279,781
Internet & Catalog Retail – 2.9%
227,028	Amazon.com, Inc.*	76,399,463
495,631	Ctrip.com International, Ltd. (ADR)*	24,989,715
64,626	priceline.com, Inc.*	77,027,083
2,679,200	Rakuten, Inc.†	35,748,628

		214,164,889
Internet Software & Services – 6.6%
568,596	eBay, Inc.*	31,409,243
719,355	Facebook, Inc. – Class A*	43,333,945
353,377	Google, Inc. – Class A*,†	393,842,201
110,933	LinkedIn Corp. – Class A*	20,515,949
181,872	Twitter, Inc.*	8,487,966

		497,589,304
Leisure Products – 0.5%
934,245	Mattel, Inc.	37,472,567
Machinery – 1.3%
1,332,700	Colfax Corp.*	95,061,491
Media – 4.2%
1,436,276	Comcast Corp. – Class A	71,842,525
5,472,236	Twenty-First Century Fox, Inc. – Class A	174,947,385
842,354	Walt Disney Co.	67,447,285

		314,237,195
Oil, Gas & Consumable Fuels – 4.3%
602,861	Antero Resources Corp.	37,739,098
1,556,100	Enterprise Products Partners L.P.	107,931,096
347,087	EOG Resources, Inc.	68,088,057
1,534,124	Noble Energy, Inc.	108,984,169

		322,742,420
Pharmaceuticals – 4.2%
558,217	Jazz Pharmaceuticals PLC*	77,413,534
624,396	Johnson & Johnson	61,334,419
330,512	Perrigo Co. PLC	51,116,986
465,392	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	61,352,627
2,077,697	Zoetis, Inc.	60,128,551

		311,346,117
Professional Services – 0.9%
1,072,601	Verisk Analytics, Inc. – Class A*	64,313,156
Real Estate Investment Trusts (REITs) – 3.9%
2,359,260	American Tower Corp.	193,152,616
63,440,528	Colony American Homes Holdings III L.P. – Private Placement*,§	67,246,960
514,621	Ventas, Inc.	31,170,594

		291,570,170
Real Estate Management & Development – 0.5%
1,440,533	CBRE Group, Inc. – Class A*	39,513,820

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

50 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Road & Rail – 4.3%
1,198,672	Canadian Pacific Railway, Ltd. (U.S. Shares)	$180,316,229
744,976	Union Pacific Corp.	139,802,196

		320,118,425
Semiconductor & Semiconductor Equipment – 3.9%
11,261,078	ARM Holdings PLC†	187,334,242
6,220,737	Atmel Corp.*	52,005,361
304,815	Avago Technologies, Ltd.	19,633,134
9,435,814	Taiwan Semiconductor Manufacturing Co., Ltd.	36,720,656

		295,693,393
Software – 5.3%
792,940	ANSYS, Inc.*	61,072,239
9,425,076	Cadence Design Systems, Inc.*	146,465,681
76,711	Intuit, Inc.	5,962,746
1,210,732	Oracle Corp.†	49,531,046
2,312,586	Salesforce.com, Inc.*	132,025,535

		395,057,247
Specialty Retail – 7.1%
70,322	AutoZone, Inc.*	37,769,946
1,981,863	Home Depot, Inc.	156,824,819
982,654	PetSmart, Inc.	67,695,034
2,955,776	Sally Beauty Holdings, Inc.*	80,988,263
1,127,362	TJX Cos., Inc.	68,374,505
709,273	Ulta Salon, Cosmetics & Fragrance, Inc.	69,139,932
798,232	Williams-Sonoma, Inc.	53,194,181

		533,986,680
Technology Hardware, Storage & Peripherals – 5.4%
752,747	Apple, Inc.	404,029,425
Textiles, Apparel & Luxury Goods – 0.3%
337,634	NIKE, Inc. – Class B	24,937,647
Trading Companies & Distributors – 2.2%
648,450	WW Grainger, Inc.	163,837,377
Wireless Telecommunication Services – 0.6%
1,402,838	T-Mobile U.S., Inc.	46,335,739

Total Common Stock (cost $5,685,658,095)		7,518,069,177

Counterparty/Reference Asset
OTC Purchased Option – Call – 0.1%
Credit Suisse International: Oracle Corp. expires September 2014 9,916 contracts exercise price $37.00 (premiums paid $2,389,756)		4,740,933

Total Investments (total cost $5,688,047,851) – 100.2%		7,522,810,110

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(16,603,224)

Net Assets – 100%		$7,506,206,886

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$6,675,967,170	88.7%
United Kingdom	397,584,207	5.3
Canada	315,691,422	4.2
Taiwan	36,720,656	0.5
France	36,108,312	0.5
Japan	35,748,628	0.5
China	24,989,715	0.3

Total	$7,522,810,110	100.0%

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency Units	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Sold	Value	(Depreciation)

Credit Suisse International:
British Pound 5/8/14	42,960,000	$71,589,985	$(60,295)
Euro 5/8/14	6,590,000	9,077,044	105,660
Japanese Yen 5/8/14	975,000,000	9,449,652	139,632

		90,116,681	184,997

HSBC Securities (USA), Inc.:
British Pound 5/15/14	42,859,000	71,418,142	(239,413)
Euro 5/15/14	2,560,000	3,526,105	(601)
Japanese Yen 5/15/14	540,000,000	5,233,835	(8,240)

		80,178,082	(248,254)

JPMorgan Chase & Co.:
British Pound 4/24/14	44,900,000	74,830,572	244,024
Euro 4/24/14	4,700,000	6,473,925	11,690
Japanese Yen 4/24/14	1,040,000,000	10,078,862	84,771

		91,383,359	340,485

RBC Capital Markets Corp.:
British Pound 4/10/14	40,300,000	67,171,465	(159,819)
Euro 4/10/14	5,200,000	7,162,887	(28,643)
Japanese Yen 4/10/14	875,000,000	8,479,093	58,227

		82,813,445	(130,235)

Total		$344,491,567	$146,993

Schedule of OTC Written Option – Put

Counterparty/Reference Asset	Value

Credit Suisse International: Oracle Corp. expires September 2014 19,833 contracts exercise price $34.00 (premiums received $3,312,111)	$(1,025,787)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 51

Janus Growth and Income Fund (unaudited)

FUND SNAPSHOT
We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.
Marc Pinto portfolio manager

PERFORMANCE

Janus Growth and Income Fund’s Class T Shares returned 11.10% over the six-month period ended March 31, 2014. The Fund’s primary benchmark, the S&P 500 Index, returned 12.51%, and its secondary benchmark, the Russell 1000 Growth Index, returned 11.67% during the period.

MARKET ENVIRONMENT

Stocks rallied early in the period as investors became more confident that economic growth would be sustained and the Federal Reserve (Fed) would not tighten monetary policy too soon. U.S. economic data continued to improve, prompting the Fed to announce in mid-December that it would begin tapering its quantitative easing program in January. Gains moderated over the second half of the period. Profit taking and continuing concerns over emerging markets, particularly slowing growth in China, weighed on stocks. The market started rebounding on reassurance the Fed would continue its accommodative monetary policies and that any tightening would be data dependent. Economic data was mixed during the period, but stocks still managed gains because investors consider them reasonably priced, in our view. Ongoing corporate share buybacks and dividend increases as well as merger and acquisition activity underpinned the markets.

PERFORMANCE DISCUSSION

Our focus on having a higher yield than our primary benchmark detracted from our relative performance in the period, but we think investing in companies that can grow their dividends and whose stocks are less volatile than the overall market will drive superior risk-adjusted performance longer term.

Our energy holdings, led lower by Seadrill, weighed the most on relative performance. The world’s biggest drilling company declined after postponing plans to increase its dividend and warned that the rig market remained under pressure due to oil companies scaling back spending. There was also oversupply in deepwater drilling rigs. We sold our position due to the demand concerns and that the stock’s high dividend yield would be vulnerable in a rising rate environment.

Mattel also weighed on performance after the toy maker reported disappointing quarterly revenue, particularly in the U.S. We feel the holiday season is best evaluated over the company’s performance in both the third and fourth quarters, which combined paint a more modest disappointment. We are assessing the company’s high inventory to see if it moderates during the first half of the year. We also are evaluating the company’s innovation efforts in its product pipeline to improve market share gains in the U.S.

Tobacco company Philip Morris International, another top detractor, declined over concerns about the company’s exposure to weak emerging market currencies, but rebounded somewhat after it reported earnings that were largely in line with market expectations. Despite pricing pressures in Europe and emerging markets, Philip Morris has been able to maintain its pricing discipline generally, and we believe its ability to cut costs is underappreciated by the market.

Among top individual contributors, global alternative asset manager Blackstone Group recorded significant gains to lead our holdings within the financial sector. Blackstone benefited from a strong equity market environment, growth in its asset management business and realization of private equity investments, particularly Hilton, which went public during the quarter. The limited partnership’s distribution rate also remained high and its multiple relative to its economic net income was very reasonable, in our view.

Our holdings in materials, led by LyondellBasell Industries, were our largest contributors on a sector basis. The chemical company rose after management reported better-than-expected full-year results, raised its dividend and announced it expects to complete a significant share buyback program by May. We appreciate that management is return-on-capital driven and disciplined on investing in its business. Lyondell also continues to enjoy

52 | MARCH 31, 2014

(unaudited)

a cost advantage, driven by relatively low prices for is main primary input, natural gas.

AbbVie also aided performance. The pharmaceutical company’s all-oral hepatitis C treatment cured a very high percentage of difficult-to-treat patients in a late-stage clinical trial. We believe the results bode well for the drug’s approval by the Food and Drug Administration in late 2014. Additionally, the company’s sales for arthritis drug Humira, one of the top-selling drugs globally, remain strong. We also appreciate the company’s significant dividend yield as of period end.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion regarding the use of forward currency contracts by the Fund.

OUTLOOK

Notwithstanding the strong equity returns in 2013, valuations are still reasonable relative to the expected earnings growth rates for companies and the low level of interest rates, in our view. We also consider the U.S. the best positioned among the major markets and feel it will benefit from inflows from both foreign and domestic investors. Additionally, companies are continuing to buy back shares, raise dividends and participate in mergers and acquisitions, all of which are creating demand for equities. The equity markets do need the U.S. economy to stay on its growth path, and we feel the Fed will remain accommodative as long as the economy remains in a slow-growth mode. Other than continued sluggishness in emerging markets, which account for approximately 30% of multinational company revenues, we see a good backdrop for equities.

We sold several of our higher-yielding stocks, such as Seadrill, which we believe have little prospect of growth and are most vulnerable when interest rates rise. We used proceeds to invest to companies with lower dividend yields but we think will grow their earnings and cash flows to support higher dividend payments, and thus should perform relatively better as interest rates rise.

Thank you for your investment in Janus Growth and Income Fund.

Janus Growth & Core Funds | 53

Janus Growth and Income Fund (unaudited)

Janus Growth and Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Blackstone Group L.P.	0.87%
LyondellBasell Industries NV – Class A	0.85%
AbbVie, Inc.	0.58%
U.S. Bancorp	0.55%
Microsoft Corp.	0.51%

5 Bottom Performers – Equity Holdings

Contribution

Mattel, Inc.	–0.11%
Seadrill, Ltd.	–0.11%
Philip Morris International, Inc.	–0.10%
Annaly Capital Management, Inc.	–0.07%
Syngenta AG (ADR)	–0.07%

5 Top Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Materials	0.39%	7.80%	3.50%
Financials	0.28%	13.89%	16.23%
Utilities	0.12%	3.31%	3.03%
Consumer Discretionary	0.01%	15.14%	12.42%
Telecommunication Services	0.01%	1.71%	2.35%

5 Bottom Performers – Sectors*

		Fund Weighting	S&P 500®
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	–0.35%	7.44%	10.24%
Consumer Staples	–0.34%	12.59%	9.83%
Other**	–0.28%	1.56%	0.00%
Information Technology	–0.16%	13.02%	18.34%
Industrials	–0.12%	11.51%	10.79%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

54 | MARCH 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

LyondellBasell Industries NV – Class A Chemicals	3.8%
AbbVie, Inc. Pharmaceuticals	3.5%
Chevron Corp. Oil, Gas & Consumable Fuels	3.4%
EI du Pont de Nemours & Co. Chemicals	3.0%
Blackstone Group L.P. Capital Markets	3.0%

16.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

Janus Growth & Core Funds | 55

Janus Growth and Income Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Growth and Income Fund – Class A Shares
NAV	11.04%	21.01%	18.92%	6.78%	10.59%	0.97%
MOP	4.65%	14.04%	17.52%	6.15%	10.30%

Janus Growth and Income Fund – Class C Shares
NAV	10.58%	20.00%	17.68%	5.96%	9.84%	1.82%
CDSC	9.58%	19.00%	17.68%	5.96%	9.84%

Janus Growth and Income Fund – Class D Shares(1)	11.13%	21.22%	19.13%	6.90%	10.67%	0.80%

Janus Growth and Income Fund – Class I Shares	11.15%	21.28%	19.04%	6.86%	10.65%	0.73%

Janus Growth and Income Fund – Class R Shares	10.82%	20.48%	18.24%	6.31%	10.17%	1.39%

Janus Growth and Income Fund – Class S Shares	10.96%	20.80%	18.64%	6.57%	10.42%	1.14%

Janus Growth and Income Fund – Class T Shares	11.10%	21.12%	19.04%	6.86%	10.65%	0.89%

S&P 500® Index	12.51%	21.86%	21.16%	7.42%	9.59%

Russell 1000® Growth Index	11.67%	23.22%	21.68%	7.86%	8.75%

Morningstar Quartile – Class T Shares	–	3rd	3rd	3rd	1st

Morningstar Ranking – based on total return for Large Blend Funds	–	886/1,615	936/1,393	617/1,140	63/380

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

56 | MARCH 31, 2014

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 15, 1991
(1)	Closed to new investors.

Janus Growth & Core Funds | 57

Janus Growth and Income Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,110.40	$5.16	$1,000.00	$1,020.04	$4.94	0.98%

Class C Shares	$1,000.00	$1,105.80	$9.50	$1,000.00	$1,015.91	$9.10	1.81%

Class D Shares	$1,000.00	$1,111.00	$4.26	$1,000.00	$1,020.89	$4.08	0.81%

Class I Shares	$1,000.00	$1,111.50	$4.05	$1,000.00	$1,021.09	$3.88	0.77%

Class R Shares	$1,000.00	$1,108.20	$7.31	$1,000.00	$1,018.00	$6.99	1.39%

Class S Shares	$1,000.00	$1,109.60	$5.94	$1,000.00	$1,019.30	$5.69	1.13%

Class T Shares	$1,000.00	$1,111.00	$4.58	$1,000.00	$1,020.59	$4.38	0.87%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

58 | MARCH 31, 2014

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Common Stock – 94.2%
Aerospace & Defense – 4.4%
893,035	Boeing Co.	$112,066,962
790,523	Honeywell International, Inc.	73,328,914

		185,395,876
Automobiles – 1.1%
1,415,355	General Motors Co.	48,716,519
Beverages – 2.3%
1,797,450	Diageo PLC†	55,758,342
527,168	PepsiCo, Inc.	44,018,528

		99,776,870
Capital Markets – 3.4%
3,818,944	Blackstone Group L.P.	126,979,888
296,446	Greenhill & Co., Inc.	15,409,263

		142,389,151
Chemicals – 6.8%
1,915,252	EI du Pont de Nemours & Co.	128,513,409
1,796,853	LyondellBasell Industries NV – Class A	159,812,106

		288,325,515
Commercial Banks – 6.2%
1,828,084	JPMorgan Chase & Co.	110,982,980
636,961	PacWest Bancorp	27,395,692
2,913,086	U.S. Bancorp	124,854,866

		263,233,538
Communications Equipment – 0.5%
338,684	Motorola Solutions, Inc.	21,773,994
Consumer Finance – 0.8%
395,261	American Express Co.	35,585,348
Diversified Financial Services – 0.6%
366,204	CME Group, Inc.	27,102,758
Diversified Telecommunication Services – 1.9%
702,794	CenturyLink, Inc.	23,079,755
1,205,054	Verizon Communications, Inc.	57,324,419

		80,404,174
Electric Utilities – 2.3%
1,147,553	Brookfield Infrastructure Partners L.P.	45,270,966
889,338	Edison International	50,345,424

		95,616,390
Electronic Equipment, Instruments & Components – 2.6%
1,852,517	TE Connectivity, Ltd. (U.S. Shares)	111,540,049
Energy Equipment & Services – 0.4%
494,077	Noble Corp. PLC	16,176,081
Food & Staples Retailing – 0.7%
691,707	Kroger Co.	30,193,011
Food Products – 1.6%
176,560	Hershey Co.	18,432,864
1,118,350	Unilever PLC†	47,741,271

		66,174,135
Health Care Equipment & Supplies – 1.2%
1,310,356	Abbott Laboratories	50,461,810
Health Care Providers & Services – 3.4%
1,482,230	Aetna, Inc.	111,122,783
518,780	AmerisourceBergen Corp.	34,026,780

		145,149,563
Hotels, Restaurants & Leisure – 2.8%
494,077	Las Vegas Sands Corp.	39,911,540
206,698	McDonald’s Corp.	20,262,605
1,482,230	Six Flags Entertainment Corp.	59,511,534

		119,685,679
Household Durables – 0.8%
642,300	Garmin, Ltd.	35,493,498
Household Products – 2.7%
1,266,847	Colgate-Palmolive Co.	82,180,365
296,446	Kimberly-Clark Corp.	32,683,171

		114,863,536
Industrial Conglomerates – 3.0%
381,811	3M Co.	51,796,480
2,873,463	General Electric Co.	74,393,957

		126,190,437
Information Technology Services – 0.9%
494,077	Automatic Data Processing, Inc.	38,172,389
Insurance – 1.7%
2,440,533	Prudential PLC†	51,603,815
247,038	Travelers Cos., Inc.	21,022,934

		72,626,749
Leisure Products – 2.4%
2,594,598	Mattel, Inc.	104,069,326
Machinery – 0.7%
345,854	Dover Corp.	28,273,564
Media – 4.2%
1,612,528	CBS Corp. – Class B†	99,654,230
193,001	CBS Outdoor Americas, Inc.*	5,645,279
840,543	Viacom, Inc. – Class B	71,437,750

		176,737,259
Multi-Utilities – 1.0%
494,077	Ameren Corp.	20,355,972
345,854	National Grid PLC (ADR)†	23,774,004

		44,129,976
Oil, Gas & Consumable Fuels – 6.1%
1,203,877	Chevron Corp.	143,153,014
1,675,439	Enterprise Products Partners L.P.	116,208,449

		259,361,463
Pharmaceuticals – 7.1%
2,841,994	AbbVie, Inc.	146,078,492
756,374	Bristol-Myers Squibb Co.	39,293,629
1,173,144	Johnson & Johnson	115,237,935

		300,610,056
Real Estate Investment Trusts (REITs) – 1.3%
24,027,576	Colony American Homes Holdings III L.P. – Private Placement*,§	25,469,231
462,200	Ventas, Inc.	27,995,454

		53,464,685
Road & Rail – 3.1%
247,038	Canadian Pacific Railway, Ltd. (U.S. Shares)	37,161,926
510,940	Union Pacific Corp.	95,883,001

		133,044,927

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 59

Janus Growth and Income Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Semiconductor & Semiconductor Equipment – 3.0%
1,486,823	Microchip Technology, Inc.	$71,010,666
1,036,217	Xilinx, Inc.	56,235,497

		127,246,163
Software – 2.1%
2,223,345	Microsoft Corp.	91,134,912
Specialty Retail – 0.8%
452,332	Home Depot, Inc.	35,793,031
Technology Hardware, Storage & Peripherals – 2.9%
229,000	Apple, Inc.	122,913,460
Textiles, Apparel & Luxury Goods – 1.9%
1,118,045	NIKE, Inc. – Class B	82,578,804
Thrifts & Mortgage Finance – 0.3%
988,154	People’s United Financial, Inc.	14,693,850
Tobacco – 5.2%
3,176,517	Altria Group, Inc.	118,897,032
1,256,860	Philip Morris International, Inc.	102,899,128

		221,796,160

Total Common Stock (cost $2,708,812,645)		4,010,894,706

Corporate Bonds – 4.4%
Banking – 0.4%
$15,000,000	Bank of America Corp. 8.0000%, 7/30/99‡	16,987,500
Consumer Cyclical – 1.0%
15,000,000	MGM Resorts International 7.6250%, 1/15/17	17,118,750
25,000,000	Royal Caribbean Cruises, Ltd. 5.2500%, 11/15/22	25,625,000

		42,743,750
Consumer Non-Cyclical – 0.3%
9,990,000	HCA, Inc. 7.2500%, 9/15/20	10,801,688
Finance Companies – 0.5%
20,000,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	21,400,000
Hotels, Restaurants & Leisure – 0.4%
12,498,000	MGM Resorts International 4.2500%, 4/15/15	18,192,401
Insurance – 0.5%
15,000,000	American International Group, Inc. 8.1750%, 5/15/58‡	19,706,250
Internet & Catalog Retail – 0.3%
10,000,000	priceline.com, Inc. 1.0000%, 3/15/18	14,156,250
Internet Software & Services – 0.2%
10,000,000	Yahoo!, Inc. 0%, 12/1/18 (144A)	10,162,500
Real Estate Investment Trusts (REITs) – 0.8%
10,000,000	Annaly Capital Management, Inc. 4.0000%, 2/15/15	10,650,000
100,000	Crown Castle International Corp. 4.5000%, 11/1/16	10,143,750
9,985,000	Prologis L.P. 3.2500%, 3/15/15	11,682,450

		32,476,200

Total Corporate Bonds (cost $164,192,643)		186,626,539

Preferred Stock – 1.0%
Aerospace & Defense – 0.4%
264,550	United Technologies Corp., 7.5000%	17,611,094
Capital Markets – 0.3%
500,000	Goldman Sachs Group, Inc., 5.9500%	11,525,000
Consumer Finance – 0.3%
500,000	Discover Financial Services, 6.5000%	12,265,000

Total Preferred Stock (cost $39,030,429)		41,401,094

Money Market – 0.4%
17,163,000	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $17,163,000)	17,163,000

Total Investments (total cost $2,929,198,717) – 100.0%		4,256,085,339

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(276,457)

Net Assets – 100%		$4,255,808,882

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$4,040,045,981	94.9%
United Kingdom	178,877,432	4.2
Canada	37,161,926	0.9

Total	$4,256,085,339	100.0%

††	Includes Cash Equivalents of 0.4%.

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International: British Pound 5/8/14	15,500,000	$25,829,720	$(21,755)

HSBC Securities (USA), Inc.: British Pound 5/15/14	15,090,000	25,145,238	(84,294)

JPMorgan Chase & Co.: British Pound 4/24/14	11,227,000	18,710,976	58,177

RBC Capital Markets Corp.: British Pound 4/10/14	15,500,000	25,835,179	(61,469)

Total		$95,521,113	$(109,341)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

60 | MARCH 31, 2014

Janus Research Fund (unaudited)

FUND SNAPSHOT We seek to create a high-conviction portfolio reflecting the best ideas of the Janus research team.	Team Based Approach Led by Jim Goff Director of Research

PERFORMANCE

Janus Research Fund’s Class T Shares returned 13.27% over the six-month period ended March 31, 2014. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 11.67%, and its secondary benchmark, the S&P 500 Index, returned 12.51% during the period.

MARKET ENVIRONMENT

U.S. stocks performed strongly in the period even as the Federal Reserve (Fed) announced it would begin a gradual reduction its bond-buying program in January. Stronger-than-expected economic growth and improving jobs data were among catalysts for the Fed’s tapering decision. Early in the period, the end of a partial shutdown of the government provided a lift for stocks, as Congress reached a fiscal agreement just prior to a debt extension deadline. Gains were much more muted over the period’s second half. Mixed domestic economic data, signs of slowing economic activity in China, continued weakness in emerging markets broadly and Russia’s annexation of Crimea combined to dampen investor bullishness. These worries were offset by positive U.S. labor trends, ongoing merger and acquisition activity and good corporate earnings. Comments from new Fed Chairwoman Janet Yellen that there would be no significant changes to its monetary easing policies also helped the markets in February, although after presiding over her first Fed meeting in March she estimated a timeline for raising the fed funds rate earlier in 2015 than the markets had expected.

PERFORMANCE DISCUSSION

Our Fund, which represents the best ideas of our seven sector teams, focuses on companies that we believe can generate multiyear growth. Investing in companies with characteristics such as brand power and competitive position, we believe, can drive superior long-term performance. The diversified nature of the portfolio is also designed to minimize macroeconomic risks, such as we saw during the period. Six of our seven research sectors contributed to relative performance, with only our technology holdings lagging those within the primary benchmark.

Communications sector holding Google led our individual contributors. The Internet search engine leader, our second-largest holding, benefited from better-than-expected financial results, with strong year-over-year revenue growth. We feel the company remains attractively valued relative to the multiyear growth outlook we see for its resilient core search business combined with potential growth drivers around its Android software for mobile devices, YouTube, mobile and enterprise businesses.

Our largest holding, Apple, was also a key contributor. The computer and mobile device maker’s stock rose on growing expectations for China Mobile’s launch of its 4G service and iPhone sales, which was announced late in 2013. We think Apple’s opportunities with China Mobile will be similar to NTT DoComo in Japan, where sales have been strong for the iPhone 5S and 5C models. Additionally, an activist investor continued to push the company for a significant stock buyback. Notably, Apple showed smartphone market share gains in the U.S. and Japan, reversing a trend from earlier in 2013. We continue to appreciate the stickiness of Apple’s customer base and anticipate new products along with its resilient handset business to drive future growth.

Another top contributor, United Continental Holdings, rose strongly early in 2014 as part of a broader industry trend following strong December traffic reports and due to the company’s better-than-expected financial results. Later, severe winter weather conditions forced a high number of flight cancellations, though the stock held onto most of its earlier gains. We believe United has significantly improved its operations following some missteps after its merger with Continental and should close its valuation gap with peers. Airlines, generally, have enjoyed buoyant stock prices from industry consolidation and maintaining capacity discipline.

Although our consumer sector holdings contributed to the Fund’s relative performance, the sector included our two largest individual detractors, Whole Foods Market and L Brands. Organic and natural foods grocer Whole Foods Market declined after reporting earnings and revenue that were modestly below market estimates. The company also lowered its earnings projections for the year based on slightly lower revenue estimates. Considering the difficult weather conditions for the period, we considered Whole Foods’ sales growth good relative to other retailers. We

Janus Growth & Core Funds | 61

Janus Research Fund (unaudited)

continue to believe the company is well positioned in a high-growth segment.

Apparel maker L Brands suffered from a weak holiday shopping period for retailers generally. While we continue to appreciate the company’s global growth prospects for its Victoria’s Secret stores and brand, we felt it was fairly valued relative to its growth outlook.

Health care holding Celgene suffered from profit taking after strong gains in 2013 and from patent challenges to its main drug, Revlimid, used in fighting blood cancer. Celgene has to defend 18 different patents for the drug, the longest of which extends to 2027. We think the most likely scenario is that Celgene will still have a number of years of patent life left in the drug. Based on our view that the company is undervalued relative to its cash flow potential and that it’s possible the company will be aggressive in buying back its shares, we added to our position.

OUTLOOK

Despite U.S. markets touching record highs, we do not see them as overvalued. Against a backdrop of economic growth, low interest rates and low inflation, price-to-earnings ratios for many large-cap stocks are not out of line. Furthermore, within sectors we are finding key investment themes and stocks undervalued based on our fundamental analysis.

It is hard to argue that price-to-earnings multiples will expand as they did last year, but earnings growth and lower risk will justify valuations. As long as the Fed’s reduction in bond purchases or tapering remains data dependent, we don’t think it signals the end of a party as much as it shows the continued confidence in the U.S. economy. With a reprieve from the budget and debt fiascos in Washington, we see a process of confidence building that will drive corporate spending in fixed asset investment and acquisitions of businesses. Capacity utilization is high in the U.S., signaling the need to build. Markets also have rewarded businesses buying other companies by bidding up the price of the target and the acquirer.

There are areas where valuations are stretched, however. We have highlighted this gravity-defying pocket before, but stocks trading around the theme of the cloud and software as a service are sky-high. A few will justify their valuations ultimately but many will break hearts and portfolios. But other areas of technology remain undervalued. Biotechnology stocks have pockets of exuberance too, but with several favorable industry trends converging, we are finding attractive stocks.

In the U.S., valuations seem to favor large caps. Even accounting for greater growth and less exposure outside America, small caps have multiples at the high end of their range, especially for companies that have higher-than-average growth. It’s more risk-on in smaller caps, and momentum matters more than fundamentals. The wave of initial public offerings (IPOs), we think, reflects this momentum and lofty valuations. We are comfortable investing in companies that have established business models and sensible valuations.

With correlations (a statistical measure of how two securities or groups of securities move in relation to each other) down and valuations of many firms reasonable, our faith in stock picking remains.

Thank you for your investment in Janus Research Fund.

62 | MARCH 31, 2014

(unaudited)

Janus Research Fund At A Glance

5 Top Performers – Holdings

Contribution

Google, Inc. – Class A	0.94%
Apple, Inc.	0.54%
United Continental Holdings, Inc.	0.52%
Jazz Pharmaceuticals PLC	0.42%
CommScope Holding Co., Inc.	0.41%

5 Bottom Performers – Holdings

Contribution

Whole Foods Market, Inc.	–0.16%
L Brands, Inc.	–0.14%
Celgene Corp.	–0.12%
Cisco Systems, Inc.	–0.10%
Pharmacyclics, Inc.	–0.10%

4 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Consumer	0.62%	21.81%	21.91%
Financials	0.56%	7.29%	7.18%
Communications	0.55%	15.57%	15.62%
Energy	0.33%	5.10%	4.81%

3 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Technology	–0.16%	18.62%	18.91%
Health Care	0.03%	12.96%	13.20%
Industrials	0.18%	18.07%	18.37%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Growth & Core Funds | 63

Janus Research Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	4.2%
Google, Inc. – Class A Internet Software & Services	3.9%
Colgate-Palmolive Co. Household Products	1.9%
Gilead Sciences, Inc. Biotechnology	1.7%
TE Connectivity, Ltd. (U.S. Shares) Electronic Equipment, Instruments & Components	1.7%

13.4%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

64 | MARCH 31, 2014

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Research Fund – Class A Shares
NAV	13.16%	25.42%	22.66%	8.50%	10.90%	0.96%
MOP	6.67%	18.21%	21.21%	7.86%	10.59%

Janus Research Fund – Class C Shares
NAV	12.74%	24.46%	21.39%	7.73%	10.14%	1.72%
CDSC	11.74%	23.46%	21.39%	7.73%	10.14%

Janus Research Fund – Class D Shares(1)	13.27%	25.67%	22.98%	8.74%	11.14%	0.74%

Janus Research Fund – Class I Shares	13.30%	25.77%	22.90%	8.70%	11.13%	0.64%

Janus Research Fund – Class N Shares	13.39%	25.91%	22.90%	8.70%	11.13%	0.56%

Janus Research Fund – Class S Shares	13.08%	25.27%	22.39%	8.34%	10.76%	1.06%

Janus Research Fund – Class T Shares	13.27%	25.63%	22.90%	8.70%	11.13%	0.81%

Russell 1000® Growth Index	11.67%	23.22%	21.68%	7.86%	8.55%

S&P 500® Index	12.51%	21.86%	21.16%	7.42%	9.27%

Morningstar Quartile – Class T Shares	–	2nd	1st	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	448/1,768	188/1,549	267/1,347	47/555

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Growth & Core Funds | 65

Janus Research Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – May 3, 1993
(1)	Closed to new investors.

66 | MARCH 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,131.60	$5.05	$1,000.00	$1,020.19	$4.78	0.95%

Class C Shares	$1,000.00	$1,127.40	$9.02	$1,000.00	$1,016.45	$8.55	1.70%

Class D Shares	$1,000.00	$1,132.70	$3.93	$1,000.00	$1,021.24	$3.73	0.74%

Class I Shares	$1,000.00	$1,133.00	$3.62	$1,000.00	$1,021.54	$3.43	0.68%

Class N Shares	$1,000.00	$1,133.90	$2.93	$1,000.00	$1,022.19	$2.77	0.55%

Class S Shares	$1,000.00	$1,130.80	$5.63	$1,000.00	$1,019.65	$5.34	1.06%

Class T Shares	$1,000.00	$1,132.70	$4.20	$1,000.00	$1,020.99	$3.98	0.79%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 67

Janus Research Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 99.5%
Aerospace & Defense – 1.3%
209,815	Precision Castparts Corp.	$53,032,839
Air Freight & Logistics – 1.2%
367,833	FedEx Corp.	48,759,942
Airlines – 1.3%
1,156,670	United Continental Holdings, Inc.*	51,622,182
Beverages – 3.5%
578,538	Brown-Forman Corp. – Class B	51,889,073
422,492	Monster Beverage Corp.*	29,342,070
752,222	PepsiCo, Inc.	62,810,537

		144,041,680
Biotechnology – 6.5%
140,343	Biogen Idec, Inc.*	42,926,714
337,153	Celgene Corp.*	47,066,559
497,754	Endo International PLC*	34,170,812
990,753	Gilead Sciences, Inc.*	70,204,758
368,619	Medivation, Inc.*	23,728,005
895,537	NPS Pharmaceuticals, Inc.*	26,803,422
189,665	Pharmacyclics, Inc.*	19,008,226

		263,908,496
Capital Markets – 1.9%
716,686	Blackstone Group L.P.	23,829,810
727,506	E*TRADE Financial Corp.*	16,747,188
360,394	LPL Financial Holdings, Inc.	18,935,101
206,444	T Rowe Price Group, Inc.	17,000,663

		76,512,762
Chemicals – 3.4%
571,123	LyondellBasell Industries NV – Class A	50,795,679
445,779	Monsanto Co.	50,716,277
194,561	PPG Industries, Inc.	37,639,771

		139,151,727
Commercial Banks – 1.1%
249,739	JPMorgan Chase & Co.	15,161,655
366,039	PacWest Bancorp	15,743,337
347,065	U.S. Bancorp	14,875,206

		45,780,198
Commercial Services & Supplies – 0.8%
781,934	Tyco International, Ltd. (U.S. Shares)	33,154,002
Communications Equipment – 3.2%
1,677,257	CommScope Holding Co., Inc.*	41,394,703
602,741	Motorola Solutions, Inc.	38,750,219
639,768	QUALCOMM, Inc.	50,452,104

		130,597,026
Consumer Finance – 0.6%
273,077	American Express Co.	24,585,122
Containers & Packaging – 1.4%
1,276,354	Crown Holdings, Inc.*	57,104,078
Diversified Financial Services – 0.5%
97,316	IntercontinentalExchange Group, Inc.	19,252,024
Electric Utilities – 0.4%
430,906	Brookfield Infrastructure Partners L.P.	16,999,242
Electrical Equipment – 2.1%
217,501	Roper Industries, Inc.	29,038,559
1,351,999	Sensata Technologies Holding NV*	57,649,237

		86,687,796
Electronic Equipment, Instruments & Components – 3.3%
494,365	Amphenol Corp. – Class A	45,308,552
791,244	National Instruments Corp.	22,700,791
1,128,124	TE Connectivity, Ltd. (U.S. Shares)	67,924,346

		135,933,689
Energy Equipment & Services – 1.3%
97,451	Core Laboratories NV	19,338,177
178,997	Helmerich & Payne, Inc.	19,252,917
182,212	National Oilwell Varco, Inc.	14,188,848

		52,779,942
Food & Staples Retailing – 1.9%
812,841	Kroger Co.	35,480,509
848,208	Whole Foods Market, Inc.	43,012,628

		78,493,137
Food Products – 0.9%
363,782	Hershey Co.	37,978,841
Health Care Equipment & Supplies – 0.8%
858,432	Abbott Laboratories	33,058,216
Health Care Providers & Services – 3.0%
416,500	Aetna, Inc.	31,225,005
844,027	Express Scripts Holding Co.*	63,377,988
450,787	Omnicare, Inc.	26,898,460

		121,501,453
Health Care Technology – 0.5%
123,664	athenahealth, Inc.*	19,815,919
Hotels, Restaurants & Leisure – 2.5%
236,478	Dunkin’ Brands Group, Inc.	11,866,466
404,552	Marriott International, Inc. – Class A	22,663,003
625,780	MGM Resorts International*	16,182,671
685,736	Starbucks Corp.	50,319,308

		101,031,448
Household Products – 3.0%
1,173,960	Colgate-Palmolive Co.	76,154,785
419,381	Kimberly-Clark Corp.	46,236,755

		122,391,540
Industrial Conglomerates – 0.9%
514,240	Danaher Corp.	38,568,000
Information Technology Services – 4.4%
900,941	Amdocs, Ltd. (U.S. Shares)	41,857,719
682,336	MasterCard, Inc. – Class A	50,970,499
799,962	Teradata Corp.*	39,350,131
228,692	Visa, Inc. – Class A	49,365,455

		181,543,804
Insurance – 0.4%
203,908	Aon PLC	17,185,366
Internet & Catalog Retail – 2.1%
121,472	Amazon.com, Inc.*	40,877,757
37,075	priceline.com, Inc.*	44,189,322

		85,067,079

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

68 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Internet Software & Services – 5.6%
744,820	eBay, Inc.*	$41,143,857
402,056	Facebook, Inc. – Class A*	24,219,853
141,704	Google, Inc. – Class A*	157,930,525
90,876	Twitter, Inc.*	4,241,183

		227,535,418
Leisure Products – 0.8%
805,315	Mattel, Inc.	32,301,185
Machinery – 1.7%
515,094	Colfax Corp.*	36,741,655
411,569	Dover Corp.	33,645,766

		70,387,421
Media – 5.7%
607,315	CBS Corp. – Class B	37,532,067
1,330,745	Comcast Corp. – Class A	66,563,865
166,569	Time Warner Cable, Inc.	22,849,935
1,842,816	Twenty-First Century Fox, Inc. – Class A	58,914,828
589,373	Walt Disney Co.	47,191,096

		233,051,791
Oil, Gas & Consumable Fuels – 3.3%
220,801	Anadarko Petroleum Corp.	18,715,093
362,196	Enterprise Products Partners L.P.	25,121,914
149,898	EOG Resources, Inc.	29,405,491
351,502	Noble Energy, Inc.	24,970,702
247,761	Phillips 66	19,092,463
337,799	Valero Energy Corp.	17,937,127

		135,242,790
Pharmaceuticals – 2.1%
251,743	Jazz Pharmaceuticals PLC*	34,911,719
240,541	Johnson & Johnson	23,628,343
985,949	Zoetis, Inc.	28,533,364

		87,073,426
Real Estate Investment Trusts (REITs) – 2.1%
643,294	American Tower Corp.	52,666,480
648,572	Lexington Realty Trust	7,075,921
89,802	Simon Property Group, Inc.	14,727,528
162,357	Ventas, Inc.	9,833,963

		84,303,892
Real Estate Management & Development – 0.4%
146,955	Jones Lang LaSalle, Inc.	17,414,167
Road & Rail – 2.1%
242,119	Kansas City Southern	24,710,665
315,008	Union Pacific Corp.	59,114,401

		83,825,066
Semiconductor & Semiconductor Equipment – 2.0%
3,527,581	Atmel Corp.*	29,490,577
430,032	Freescale Semiconductor, Ltd.*	10,497,081
249,356	KLA-Tencor Corp.	17,240,474
481,320	Xilinx, Inc.	26,121,237

		83,349,369
Software – 4.7%
338,549	ANSYS, Inc.*	26,075,044
2,055,241	Cadence Design Systems, Inc.*	31,938,445
254,076	Informatica Corp.*	9,598,991
327,048	Intuit, Inc.	25,421,441
1,487,442	Oracle Corp.	60,851,252
176,331	Salesforce.com, Inc.*	10,066,737
429,326	Solera Holdings, Inc.	27,193,509

		191,145,419
Specialty Retail – 6.1%
77,254	AutoZone, Inc.*	41,493,123
1,276,745	Lowe’s Cos., Inc.	62,432,830
359,322	PetSmart, Inc.	24,753,693
230,557	Tiffany & Co.	19,862,486
623,131	TJX Cos., Inc.	37,792,895
454,615	Tractor Supply Co.	32,109,457
113,595	Ulta Salon, Cosmetics & Fragrance, Inc.	11,073,241
317,684	Williams-Sonoma, Inc.	21,170,462

		250,688,187
Technology Hardware, Storage & Peripherals – 4.2%
321,426	Apple, Inc.†	172,522,191
Textiles, Apparel & Luxury Goods – 1.3%
300,832	Carter’s, Inc.	23,359,605
415,609	NIKE, Inc. – Class B	30,696,881

		54,056,486
Tobacco – 1.2%
848,008	Altria Group, Inc.	31,740,939
204,581	Philip Morris International, Inc.	16,749,047

		48,489,986
Trading Companies & Distributors – 1.0%
459,597	MSC Industrial Direct Co., Inc. – Class A	39,764,332
Wireless Telecommunication Services – 1.0%
1,281,117	T-Mobile U.S., Inc.	42,315,295

Total Common Stock (cost $2,870,451,701)		4,070,003,971

Money Market – 0.3%
10,733,000	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $10,733,000)	10,733,000

Total Investments (total cost $2,881,184,701) – 99.8%		4,080,736,971

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		8,991,755

Net Assets – 100%		$4,089,728,726

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$4,080,736,971	100.0%

††	Includes Cash Equivalents of 0.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 69

Janus Triton Fund (unaudited)

FUND SNAPSHOT
We believe a fundamentally driven investment process focused on identifying smaller-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance versus our benchmark and peers over time. Identifying small-cap companies with the ability to hold our positions as they potentially grow into the mid-cap space allows us the flexibility to capture a longer growth period in a company’s life cycle.
Jonathan Coleman portfolio manager

PERFORMANCE

Janus Triton Fund’s Class T Shares returned 7.11% over the six-month period ended March 31, 2014. The Fund’s primary benchmark, the Russell 2500 Growth Index, returned 9.62% during the period. The Fund’s secondary benchmark, the Russell 2000 Growth Index, returned 8.70%.

INVESTMENT ENVIRONMENT

Small- and mid-cap stocks continued to climb higher during the period. Heading into 2014, a “risk-on” environment spurred greater performance by lower-quality companies. In both January and February, companies with lower levels of return on invested capital (ROIC) and return on equity (ROE) generally outperformed those companies with the highest levels. Similarly, companies with negative earnings generally outperformed those with positive earnings in the first two months of the quarter. This trend was surprising in January, as lower-quality companies typically do not outperform when the market is down. In March, however, the trend showed signs of reversing, and higher-quality companies, as defined by ROIC, ROE and positive earnings, generally outperformed.

PERFORMANCE DISCUSSION

We underperformed our benchmarks during the six-month period due in part to relative underperformance in January and February. Given the strong rally among lower-quality companies at that time, we were not surprised to underperform the index, as our investment style was out of favor. As part of our investment process, we focus on identifying companies we believe have long-duration growth potential, but that also have higher-quality business models with more predictable, growing revenue streams. These companies often have a small share of large or growing addressable markets, with sustainable competitive advantages such as high barriers to entry in their respective industry, and a differentiated product or service that gives them pricing power, which should help the company grow in a variety of market and economic environments. These companies also typically generate a high return on invested capital, or demonstrate a proven ability to expand profit margins. We believe this high-quality investment approach to small-cap equities should help our Fund produce positive results during market rallies, and outperform the benchmark in weak or uncertain economic environments, creating a better opportunity to generate higher compounded returns over full market cycles. While we underperformed the benchmark during the low-quality rally that took place in early 2014, we were pleased to see our Fund gain ground on the index when the trend favoring lower-quality companies reversed itself in March.

Our stock selection in the industrials sector was a large reason for our underperformance. Within the sector, Polypore was our largest detractor. The company makes a separator that goes into a variety of batteries including those used in electric and hybrid automobiles, consumer electronics and other devices. The stock fell during the period in part due to the fact that a battery company seeking pricing concessions from Polypore stopped ordering Polypore’s technology. While losing the customer created a near-term shortfall in revenues, we continue to think Polypore’s technology is differentiated, and can command pricing power. In fact, Polypore has many of the sustainable and predictable characteristics we look for in businesses. The manufacturing process the company uses to create the battery separator is difficult to replicate, giving Polypore a competitive advantage. Meanwhile, the company has opened a new plant that is running at low capacity utilization. The fact that Polypore already has a foothold in its market, and still has plenty of room to grow, presents a significant barrier to entry for potential competitors. We also think there is a growing market for the separators as electric and hybrid cars grow more popular and as they are used more widely in consumer electronics. That being said, we have been disappointed in the dispute with a large customer surrounding pricing and we are monitoring the situation closely to determine the appropriate course of action.

70 | MARCH 31, 2014

(unaudited)

Our holdings in the information technology sector also detracted from relative performance during the period. Blackbaud and RealPage were our two largest detractors, but we continue to have conviction in both companies. RealPage was down due to disappointing earnings results, but we think the issue affecting earnings was transitory in nature. As part of an acquisition the company made more than a year ago, it inherited an online apartment listing business. Revenues from that business, which was never core to RealPage, declined much quicker than expected this quarter. But with that business now making up a shrinking portion of RealPage’s revenues, we believe it is unlikely to have a substantial effect on total earnings in the future. We added to the position on the weakness because we are a firm believer in the growth potential for RealPage. The company provides software solutions to the rental housing industry, offering products and services that allow property owners to manage their marketing, pricing, screening, leasing and other property operations. We continue to like the long-term opportunity for this company, which is still gaining new clients and also has strong potential to cross-sell other services to existing customers, in our view.

Blackbaud was another top detractor from the information technology sector. We believe there is negative investor sentiment surrounding the company because it has taken Blackbaud longer than expected to integrate a competitor it acquired. We continue to have conviction in the company, however. The company provides technology solutions to the nonprofit industry. Fundraising is clearly a critical function for that industry, and Blackbaud’s solutions have proved an effective tool for improving those fundraising efforts. However, many nonprofits have been slow to integrate technology into the fundraising process, which creates a potentially large addressable market for Blackbaud going forward.

While the aforementioned companies detracted from performance, there were also a number of companies in the portfolio that put up impressive results during the period. Endo International was the largest contributor to the Fund’s performance during the period. The stock appreciated after the company announced it would buy specialty drugmaker Paladin Labs, effecting a tax inversion that dramatically lowers the company’s tax rate. Endo has a new CEO, who had a promising tenure as a senior executive at one of the most successful specialty pharmaceutical companies of the last five years. That company had an impressive strategy of driving down its operating expenses, and making shrewd acquisitions in a tax-advantaged structure to help grow the business. We expect the new CEO to improve Endo as he executes a similar strategy at the company. We view the recent acquisition of Paladin as further evidence he will be able to execute on his strategy.

Athenahealth was another top contributor. We believe the company is significantly transforming the utilization of information in health care. The company helps physician groups become more efficient by providing technology solutions around billing, practice management, electronic recordkeeping and care-coordination services. As more focus is put on wringing costs from the health care industry, we think the value proposition of athenahealth’s solutions will continue to be in greater demand. The stock was up this period as the company’s core businesses continued to do well. Excitement about athenahealth’s fledgling care coordination service for health care providers also drove the stock.

SVB Financial Group was also a top contributor. SVB specializes in serving the banking needs of early-stage, emerging-growth companies, with an emphasis on technology companies. We think the company’s knowledge around the specific needs of these companies is a competitive advantage, and that the company benefits from network effects after establishing itself as the go-to banking source for upstarts in Silicon Valley. The company also has demonstrated a history of acquiring stock warrants from start-up companies it serves, which provides some optionality in the company’s earnings potential not typically found in lending institutions. The stock was up after the company topped earnings estimates in its most recent earnings report. The prospect of higher interest rates, which would benefit SVB, also drove the stock. While the stock benefits from higher interest rates, we hold the position based on its long-term growth potential, rather than a call on the direction of interest rates.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

While the U.S. economy is still growing at only moderate levels, we don’t expect any meaningful dislocations to economic growth. The stable economic climate means we can continue to see growth for U.S. small-cap companies, the majority of which derive a large portion of their business domestically.

However, there is a lot of momentum around stocks tied to popular themes such as cloud computing, social media and biotech. In addition, price-to-earnings ratios have expanded considerably for many stocks as earnings growth has not kept up with the rise in stock prices.

Janus Growth & Core Funds | 71

Janus Triton Fund (unaudited)

Against this backdrop, we think companies will need to put up strong earnings growth to experience further stock price appreciation as multiples are unlikely to expand much further. We welcome this type of an environment, as we believe it favors our emphasis on high-quality companies and valuation discipline.

Thank you for your investment in Janus Triton Fund.

72 | MARCH 31, 2014

(unaudited)

Janus Triton Fund At A Glance

5 Top Performers – Holdings

Contribution

Endo International PLC	0.50%
athenahealth, Inc.	0.48%
SVB Financial Group	0.46%
Incyte Corp., Ltd.	0.42%
Westinghouse Air Brake Technologies Corp.	0.39%

5 Bottom Performers – Holdings

Contribution

Blackbaud, Inc.	–0.42%
RealPage, Inc.	–0.28%
Polypore International, Inc.	–0.24%
National CineMedia, Inc.	–0.21%
Endologix, Inc.	–0.19%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Financials	0.76%	7.08%	8.16%
Consumer Staples	0.19%	0.90%	3.72%
Telecommunication Services	0.00%	0.86%	1.01%
Utilities	–0.01%	0.00%	0.57%
Energy	–0.09%	5.95%	4.36%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2500tm
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–1.24%	22.54%	17.99%
Information Technology	–0.60%	24.54%	21.24%
Materials	–0.37%	3.17%	7.45%
Consumer Discretionary	–0.33%	15.70%	18.56%
Other**	–0.28%	3.27%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 73

Janus Triton Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Carter’s, Inc. Textiles, Apparel & Luxury Goods	2.3%
SS&C Technologies Holdings, Inc. Software	2.3%
Sensata Technologies Holding NV Electrical Equipment	2.2%
Wabtec Corp. Machinery	2.0%
Dresser-Rand Group, Inc. Energy Equipment & Services	1.9%

10.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

74 | MARCH 31, 2014

(unaudited)

Performance

					Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014					per the January 28, 2014 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Triton Fund – Class A Shares
NAV	7.00%	21.83%	25.92%	13.07%	1.11%
MOP	0.84%	14.84%	24.44%	12.34%

Janus Triton Fund – Class C Shares
NAV	6.60%	20.98%	24.95%	12.25%	1.85%
CDSC	5.60%	19.98%	24.95%	12.25%

Janus Triton Fund – Class D Shares(1)	7.18%	22.22%	26.22%	13.30%	0.83%

Janus Triton Fund – Class I Shares	7.15%	22.24%	26.11%	13.24%	0.76%

Janus Triton Fund – Class N Shares	7.24%	22.34%	26.11%	13.24%	0.68%

Janus Triton Fund – Class R Shares	6.84%	21.49%	25.52%	12.67%	1.43%

Janus Triton Fund – Class S Shares	6.95%	21.73%	25.76%	12.91%	1.18%

Janus Triton Fund – Class T Shares	7.11%	22.07%	26.11%	13.24%	0.93%

Russell 2500tm Growth Index	9.62%	26.66%	25.82%	9.77%

Russell 2000® Growth Index	8.70%	27.19%	25.24%	9.15%

Morningstar Quartile – Class T Shares	–	4th	2nd	1st

Morningstar Ranking – based on total return for Small Growth Funds	–	564/722	183/659	14/581

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Growth & Core Funds | 75

Janus Triton Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 25, 2005
(1)	Closed to new investors.

76 | MARCH 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,070.00	$6.09	$1,000.00	$1,019.05	$5.94	1.18%

Class C Shares	$1,000.00	$1,066.00	$9.48	$1,000.00	$1,015.76	$9.25	1.84%

Class D Shares	$1,000.00	$1,071.80	$4.34	$1,000.00	$1,020.74	$4.23	0.84%

Class I Shares	$1,000.00	$1,071.50	$4.18	$1,000.00	$1,020.89	$4.08	0.81%

Class N Shares	$1,000.00	$1,072.40	$3.51	$1,000.00	$1,021.54	$3.43	0.68%

Class R Shares	$1,000.00	$1,068.40	$7.37	$1,000.00	$1,017.80	$7.19	1.43%

Class S Shares	$1,000.00	$1,069.50	$6.09	$1,000.00	$1,019.05	$5.94	1.18%

Class T Shares	$1,000.00	$1,071.10	$4.75	$1,000.00	$1,020.34	$4.63	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 77

Janus Triton Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 99.2%
Aerospace & Defense – 3.2%
2,531,688	HEICO Corp. – Class A£	$109,900,576
426,516	TransDigm Group, Inc.	78,990,763

		188,891,339
Air Freight & Logistics – 0.7%
1,057,873	Expeditors International of Washington, Inc.	41,923,507
Biotechnology – 6.3%
926,405	Alkermes PLC*	40,845,196
1,199,136	Endo International PLC*	82,320,686
766,849	Incyte Corp., Ltd.*	41,041,759
2,488,696	Ironwood Pharmaceuticals, Inc.*	30,660,735
641,618	Medivation, Inc.*,#	41,300,951
1,343,152	NPS Pharmaceuticals, Inc.*	40,200,539
189,624	Pharmacyclics, Inc.*	19,004,117
46,259	Puma Biotechnology, Inc.*	4,817,412
3,053,665	Swedish Orphan Biovitrum AB*	33,462,365
429,239	Synageva BioPharma Corp.*,#	35,613,960

		369,267,720
Capital Markets – 2.7%
1,290,022	Eaton Vance Corp.	49,227,239
751,124	Financial Engines, Inc.	38,142,077
1,367,766	LPL Financial Holdings, Inc.	71,862,426

		159,231,742
Chemicals – 1.7%
1,724,543	Sensient Technologies Corp.	97,281,471
Commercial Banks – 2.0%
927,861	PacWest Bancorp#	39,907,302
587,361	SVB Financial Group*	75,640,349

		115,547,651
Commercial Services & Supplies – 2.2%
954,834	Clean Harbors, Inc.*,#	52,315,355
2,034,477	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)#	49,091,930
925,216	Rollins, Inc.	27,978,532

		129,385,817
Containers & Packaging – 1.2%
1,532,818	Crown Holdings, Inc.*	68,578,277
Diversified Financial Services – 1.7%
682,526	MarketAxess Holdings, Inc.	40,419,190
1,379,126	MSCI, Inc.*	59,330,000

		99,749,190
Electrical Equipment – 4.4%
6,914,720	GrafTech International, Ltd.*,#,£	75,508,742
1,581,248	Polypore International, Inc.*,#	54,094,494
3,048,451	Sensata Technologies Holding NV*	129,985,951

		259,589,187
Electronic Equipment, Instruments & Components – 4.0%
467,741	Belden, Inc.	32,554,774
307,670	DTS, Inc.*,£	6,079,559
899,535	Measurement Specialties, Inc.*,£	61,033,450
954,392	National Instruments Corp.	27,381,506
614,734	OSI Systems, Inc.*	36,797,977
1,850,333	Trimble Navigation, Ltd.*	71,922,444

		235,769,710
Energy Equipment & Services – 3.9%
250,832	Core Laboratories NV	49,775,102
1,943,001	Dresser-Rand Group, Inc.*	113,490,689
575,842	Dril-Quip, Inc.*	64,551,888

		227,817,679
Food & Staples Retailing – 1.0%
473,627	Casey’s General Stores, Inc.	32,012,449
201	Diplomat Pharmacy, Inc. – Private Placement*	28,628,678

		60,641,127
Food Products – 0.4%
834,752	WhiteWave Foods Co. – Class A*	23,823,822
Health Care Equipment & Supplies – 4.5%
3,200,987	Endologix, Inc.*,£	41,196,703
404,790	IDEXX Laboratories, Inc.*	49,141,506
2,122,779	Masimo Corp.	57,973,094
1,290,976	Quidel Corp.*	35,243,645
642,435	Varian Medical Systems, Inc.*	53,958,116
1,346,520	Volcano Corp.*,#	26,539,909

		264,052,973
Health Care Providers & Services – 0.9%
470,098	Premier, Inc. – Class A	15,489,729
874,210	Team Health Holdings, Inc.*	39,120,898

		54,610,627
Health Care Technology – 1.3%
411,719	athenahealth, Inc.*	65,973,853
533,040	HMS Holdings Corp.*	10,154,412

		76,128,265
Hotels, Restaurants & Leisure – 2.2%
651,577	Dunkin’ Brands Group, Inc.	32,696,134
1,076,689	Six Flags Entertainment Corp.	43,229,063
6,035,524	Wendy’s Co.#	55,043,979

		130,969,176
Household Durables – 0.8%
428,744	SodaStream International, Ltd.*,#	18,907,611
294,524	Tupperware Brands Corp.	24,669,330

		43,576,941
Information Technology Services – 5.7%
2,624,855	Broadridge Financial Solutions, Inc.	97,487,115
1,962,503	Euronet Worldwide, Inc.*	81,620,500
960,623	Gartner, Inc.*	66,705,661
1,590,458	Jack Henry & Associates, Inc.	88,683,938

		334,497,214
Internet Software & Services – 2.0%
141,478	Amber Road, Inc.*	2,178,761
339,127	ChannelAdvisor Corp.*	12,798,653
221,317	CoStar Group, Inc.*	41,328,736
1,251,221	Vistaprint NV*,#	61,585,098

		117,891,248
Leisure Products – 0.7%
292,983	Polaris Industries, Inc.	40,932,655

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

78 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Life Sciences Tools & Services – 2.3%
141,998	Mettler-Toledo International, Inc.*	$33,466,089
965,390	PerkinElmer, Inc.	43,500,473
637,642	Techne Corp.	54,435,498

		131,402,060
Machinery – 6.4%
845,299	Colfax Corp.*	60,295,178
1,975,884	Kennametal, Inc.	87,531,661
717,010	Nordson Corp.	50,542,035
895,445	Tennant Co.£	58,759,101
1,475,722	Wabtec Corp.	114,368,455

		371,496,430
Media – 1.4%
889,920	AMC Entertainment Holdings, Inc. – Class A	21,580,560
3,887,562	National CineMedia, Inc.£	58,313,430

		79,893,990
Metals & Mining – 0.8%
691,486	Reliance Steel & Aluminum Co.	48,860,401
Oil, Gas & Consumable Fuels – 2.1%
1,061,467	DCP Midstream Partners L.P.#	53,179,497
1,188,509	Rice Energy, Inc.*	31,364,752
374,647	Targa Resources Corp.	37,187,461

		121,731,710
Pharmaceuticals – 1.1%
809,126	Mallinckrodt PLC*	51,306,679
236,333	Questcor Pharmaceuticals, Inc.#	15,345,102

		66,651,781
Professional Services – 0.7%
570,936	Corporate Executive Board Co.	42,380,579
Real Estate Management & Development – 1.0%
510,444	Jones Lang LaSalle, Inc.	60,487,614
Road & Rail – 2.5%
466,827	Genesee & Wyoming, Inc. – Class A*	45,431,604
840,755	Landstar System, Inc.	49,789,511
917,289	Old Dominion Freight Line, Inc.*	52,046,978

		147,268,093
Semiconductor & Semiconductor Equipment – 2.8%
10,090,380	Atmel Corp.*	84,355,577
730,859	Freescale Semiconductor, Ltd.*,#	17,840,268
6,423,794	ON Semiconductor Corp.*	60,383,664

		162,579,509
Software – 10.7%
1,134,068	Advent Software, Inc.	33,296,236
3,127,672	Blackbaud, Inc.£	97,896,134
5,721,666	Cadence Design Systems, Inc.*	88,914,690
171,736	FactSet Research Systems, Inc.#	18,514,858
523,677	Guidewire Software, Inc.	25,686,357
2,047,308	Informatica Corp.*	77,347,296
3,645,526	RealPage, Inc.*,#	66,202,752
1,307,178	Solera Holdings, Inc.	82,796,654
3,305,541	SS&C Technologies Holdings, Inc.*	132,287,751

		622,942,728
Specialty Retail – 4.1%
1,371,373	Hibbett Sports, Inc.*,#,£	72,518,204
405,818	Monro Muffler Brake, Inc.#	23,082,928
3,698,348	Sally Beauty Holdings, Inc.*	101,334,735
434,852	Ulta Salon, Cosmetics & Fragrance, Inc.	42,389,373

		239,325,240
Technology Hardware, Storage & Peripherals – 0.8%
438,794	Stratasys, Ltd.*,#	46,551,655
Textiles, Apparel & Luxury Goods – 6.0%
1,708,509	Carter’s, Inc.	132,665,724
1,475,406	Gildan Activewear, Inc.	74,330,955
4,213,328	Quiksilver, Inc.*	31,642,093
3,925,084	Wolverine World Wide, Inc.#	112,061,148

		350,699,920
Trading Companies & Distributors – 2.3%
783,989	MSC Industrial Direct Co., Inc. – Class A	67,830,728
825,519	WESCO International, Inc.*	68,699,691

		136,530,419
Wireless Telecommunication Services – 0.7%
466,429	SBA Communications Corp. – Class A*	42,426,382

Total Common Stock (cost $4,213,757,449)		5,811,385,849

Money Market – 1.2%
68,439,234	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $68,439,234)	68,439,234

Investment Purchased with Cash Collateral From Securities Lending – 5.7%
332,714,982	Janus Cash Collateral Fund LLC, 0.0579%°°,£ (cost $332,714,982)	332,714,982

Total Investments (total cost $4,614,911,665) – 106.1%		6,212,540,065

Liabilities, net of Cash, Receivables and Other Assets† – (6.1)%		(359,151,809)

Net Assets – 100%		$5,853,388,256

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$6,055,654,815	97.5%
Canada	123,422,885	2.0
Sweden	33,462,365	0.5

Total	$6,212,540,065	100.0%

††	Includes Cash Equivalents of 6.5%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 79

Janus Twenty Fund (unaudited)(closed to new investors)

FUND SNAPSHOT
We believe that investing with conviction in our most compelling large cap growth ideas will allow us to outperform our index and peer group over time. We use in-depth fundamental research to identify dominant growth companies that not only have strong global growth opportunities, but have the potential to grow over a multiyear period. Investing with conviction allows us to capitalize on our best ideas, making them big enough to matter and to focus on long-term value drivers, while avoiding short-term noise.
Marc Pinto portfolio manager

PERFORMANCE

Janus Twenty Fund’s Class T Shares returned 9.74% over the six-month period ended March 31, 2014. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 11.67%, and its secondary benchmark, the S&P 500 Index, returned 12.51% during the period.

MARKET ENVIRONMENT

Stocks rallied early in the period as investors became more confident that economic growth would be sustained and the Federal Reserve (Fed) would not tighten monetary policy too soon. U.S. economic data continued to improve, prompting the Fed to announce in mid-December that it would begin tapering its quantitative easing program in January. Gains moderated over the second half of the period. Profit taking and continuing concerns over emerging markets, particularly slowing growth in China, weighed on stocks. The market started rebounding on reassurance the Fed would continue its accommodative monetary policies and that any tightening would be data dependent. Economic data was mixed during the period, but stocks still managed gains because investors consider them reasonably priced, in our view. Ongoing corporate share buybacks and dividend increases as well as merger and acquisition activity underpinned the markets.

PERFORMANCE DISCUSSION

Our Fund focuses on companies with strong global growth opportunities over a multiyear period. Over longer periods, we believe our approach will allow us to generate strong results, but over shorter periods it can lag as it did this period. Most of the relative underperformance came in the health care sector, the best-performing sector in 2013, which suffered from weakness during the first three months of 2014 in the previously high-flying biotechnology subsector. Biotechnology stocks suffered from profit taking and concerns over patent issues and the high costs of some drugs. We remain optimistic our biotechnology stocks will outperform as their earnings advance based on what we consider their strong drug offerings that address previously high unmet medical needs.

Biotechnology holding Celgene was our most significant detractor within health care and for the Fund overall. Celgene suffered from profit taking in the first quarter of 2014 after strong gains in 2013 and from patent challenges to its main drug, Revlimid, used in fighting blood cancer. Celgene has to defend 18 different patents for the drug, the longest of which extends to 2027. We think the most likely scenario is that Celgene will still have a number of years of patent life left in the drug. We consider the company undervalued on its cash flow potential and the possibility it will be aggressive in buying back shares.

Our consumer discretionary holdings, led lower by L Brands and Twenty-First Century Fox, also detracted from performance. Apparel maker L Brands suffered from a weak holiday shopping period for retailers generally. We sold our position due to our doubts the company will be able to make its European business profitable.

Similar to Celgene, media entertainment giant Fox performed strongly in 2013. We think profit taking was involved in the stock’s decline as well as the company’s reduced earnings guidance for 2014 and to a lesser extent in 2015. The outlook was impacted by several short-term issues: an unusually disappointing holiday showing from its film division, foreign exchange declines and start-up costs for its new sports networks. Additionally, Fox delisted its equity in Australia, where it had sizable ownership due to its index weighting, and further pressured the stock. We believe Fox is undervalued and that management can create value through its new networks, such as Fox Sports 1, and continued growth in retransmission fees as well as through overseas opportunities.

Among contributors, Google and Microsoft led the strong relative performance of our information technology

80 | MARCH 31, 2014

(unaudited)(closed to new investors)

holdings. Internet search engine leader Google benefited from better-than-expected financial results, with strong year-over-year revenue growth. We feel the company remains attractively valued relative to the multiyear growth outlook we see for its resilient core search business combined with potential growth drivers around its Android software for mobile devices, YouTube and mobile businesses.

Software giant Microsoft benefited from the naming of a new CEO, and subsequently (not coincidentally, we think) announced it would allow its Office suite to be added to Apple’s iPad. Along with the revenue growth possibilities and a de-emphasis on its own money-losing tablet business, the announcement indicated to us a new mind-set within Microsoft that it would make practical business decisions, instead of stubbornly refusing to work with competitors, in our view. Similarly, the company announced its Nokia phones would be made to work with Google’s Android-based operating systems. We believe Microsoft’s stock remains attractive on a risk/reward basis.

Global alternative asset manager Blackstone Group also recorded significant gains to lead our holdings within the financial sector. Blackstone benefited from a strong equity market environment, growth in its asset management business and realization of private equity investments, particularly Hilton, which went public during the period. The limited partnership’s distribution rate also remained high and its multiple relative to its economic net income was very reasonable, in our view.

OUTLOOK

Notwithstanding the strong equity returns in 2013, valuations are still reasonable relative to the expected earnings growth rates for companies and the low level of interest rates, in our view. We also consider the U.S. the best positioned among the major markets and feel it will benefit from inflows from both foreign and domestic investors. Additionally, companies are continuing to buy back shares, raise dividends and participate in mergers and acquisitions, all of which are creating demand for equities. The equity markets do need the U.S. economy to stay on its growth path, and we feel the Fed will remain accommodative as long as the economy remains in a slow-growth mode. Other than continued sluggishness in emerging markets, which account for approximately 30% of multinational company revenues, we see a good backdrop for equities.

Thank you for your investment in Janus Twenty Fund.

Janus Growth & Core Funds | 81

Janus Twenty Fund (unaudited)(closed to new investors)

Janus Twenty Fund At A Glance

5 Top Performers – Holdings

Contribution

Google, Inc. – Class A	1.10%
Microsoft Corp.	1.10%
Blackstone Group L.P.	0.95%
Express Scripts Holding Co.	0.70%
priceline.com, Inc.	0.69%

5 Bottom Performers – Holdings

Contribution

Celgene Corp.	–0.41%
L Brands, Inc.	–0.26%
Twenty-First Century Fox, Inc. – Class A	–0.25%
Starbucks Corp.	–0.12%
Vertex Pharmaceuticals, Inc.	–0.10%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Financials	0.96%	7.08%	5.37%
Information Technology	0.63%	26.73%	26.91%
Materials	0.30%	4.22%	4.50%
Telecommunication Services	0.11%	0.00%	2.04%
Industrials	0.01%	6.55%	12.26%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	–1.37%	19.16%	12.47%
Consumer Discretionary	–1.05%	20.73%	19.73%
Energy	–0.57%	5.23%	4.61%
Other**	–0.39%	3.13%	0.00%
Consumer Staples	–0.13%	7.17%	11.92%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

82 | MARCH 31, 2014

(unaudited)(closed to new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Google, Inc. – Class A Internet Software & Services	5.5%
Twenty-First Century Fox, Inc. – Class A Media	5.2%
Microsoft Corp. Software	5.1%
MasterCard, Inc. – Class A Information Technology Services	4.5%
Chevron Corp. Oil, Gas & Consumable Fuels	4.4%

24.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

Janus Growth & Core Funds | 83

Janus Twenty Fund (unaudited)(closed to new investors)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Twenty Fund – Class D Shares(1)	9.78%	24.91%	17.74%	9.94%	12.13%	0.67%

Janus Twenty Fund – Class T Shares(1)	9.74%	24.82%	17.64%	9.89%	12.11%	0.77%

Russell 1000® Growth Index	11.67%	23.22%	21.68%	7.86%	10.46%

S&P 500® Index	12.51%	21.86%	21.16%	7.42%	11.03%

Morningstar Quartile – Class T Shares	–	2nd	4th	1st	1st

Morningstar Ranking – based on total return for Large Growth Funds	–	584/1,768	1,380/1,549	87/1,347	38/333

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

See important disclosures on the next page.

84 | MARCH 31, 2014

(unaudited)(closed to new investors)

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

Janus Growth & Core Funds | 85

Janus Twenty Fund (unaudited)(closed to new investors)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class D Shares	$1,000.00	$1,097.80	$3.71	$1,000.00	$1,021.39	$3.58	0.71%

Class T Shares	$1,000.00	$1,097.40	$4.13	$1,000.00	$1,020.99	$3.98	0.79%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

86 | MARCH 31, 2014

Janus Twenty Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 99.9%
Aerospace & Defense – 4.3%
2,198,885	Boeing Co.	$275,938,079
513,107	Precision Castparts Corp.	129,692,925

		405,631,004
Beverages – 3.0%
9,023,445	Diageo PLC	279,914,508
Biotechnology – 9.6%
506,147	Biogen Idec, Inc.*	154,815,183
2,613,147	Celgene Corp.*	364,795,321
5,551,916	Gilead Sciences, Inc.*	393,408,768

		913,019,272
Capital Markets – 3.8%
10,803,734	Blackstone Group L.P.	359,224,156
Chemicals – 5.6%
4,472,045	EI du Pont de Nemours & Co.	300,074,220
2,613,111	LyondellBasell Industries NV – Class A	232,410,092

		532,484,312
Commercial Banks – 1.8%
3,861,447	U.S. Bancorp	165,501,619
Communications Equipment – 3.9%
4,736,031	QUALCOMM, Inc.	373,483,405
Consumer Finance – 3.0%
3,175,946	American Express Co.	285,930,418
Electronic Equipment, Instruments & Components – 2.7%
4,298,721	TE Connectivity, Ltd. (U.S. Shares)	258,825,991
Food & Staples Retailing – 1.8%
3,435,760	Whole Foods Market, Inc.	174,227,390
Health Care Providers & Services – 3.6%
4,523,024	Express Scripts Holding Co.*	339,633,872
Hotels, Restaurants & Leisure – 4.2%
1,969,609	Las Vegas Sands Corp.	159,105,015
3,240,707	Starbucks Corp.	237,803,080

		396,908,095
Household Products – 3.1%
4,584,485	Colgate-Palmolive Co.	297,395,542
Information Technology Services – 4.5%
5,757,822	MasterCard, Inc. – Class A	430,109,303
Internet & Catalog Retail – 5.1%
208,074	Amazon.com, Inc.*	70,021,063
343,788	priceline.com, Inc.*	409,757,479

		479,778,542
Internet Software & Services – 5.5%
467,634	Google, Inc. – Class A*	521,182,769
Media – 8.4%
3,041,721	CBS Corp. – Class B	187,978,358
2,362,160	Comcast Corp. – Class A	118,155,243
15,353,722	Twenty-First Century Fox, Inc. – Class A	490,858,492

		796,992,093
Oil, Gas & Consumable Fuels – 4.4%
3,526,519	Chevron Corp.	419,338,374
Pharmaceuticals – 6.3%
6,421,022	AbbVie, Inc.	330,040,531
2,754,749	Johnson & Johnson	270,598,994

		600,639,525
Road & Rail – 2.7%
1,342,850	Union Pacific Corp.	251,999,231
Semiconductor & Semiconductor Equipment – 2.2%
12,714,113	ARM Holdings PLC	211,506,280
Software – 7.3%
11,855,823	Microsoft Corp.	485,970,185
4,921,616	Oracle Corp.	201,343,310

		687,313,495
Textiles, Apparel & Luxury Goods – 3.1%
3,969,572	NIKE, Inc. – Class B	293,192,588

Total Common Stock (cost $7,239,937,822)		9,474,231,784

Total Investments (total cost $7,239,937,822) – 99.9%		9,474,231,784

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		9,568,113

Net Assets – 100%		$9,483,799,897

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States	$8,982,810,996	94.8%
United Kingdom	491,420,788	5.2

Total	$9,474,231,784	100.0%

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 87

Janus Venture Fund (unaudited)

FUND SNAPSHOT
We believe that a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multi-year period.
Jonathan Coleman co-portfolio manager	Maneesh Modi co-portfolio manager

PERFORMANCE OVERVIEW

Janus Venture Fund’s Class T Shares returned 5.60% over the six-month period ended March 31, 2014. The Fund’s primary benchmark, the Russell 2000 Growth Index, returned 8.70%, and its secondary benchmark, the Russell 2000 Index, returned 9.94% during the period.

INVESTMENT ENVIRONMENT

Small-cap stocks continued to climb higher during the period. Heading into 2014, a “risk-on” environment spurred greater performance by lower-quality companies. In both January and February, companies with lower levels of return on invested capital (ROIC) and return on equity (ROE) generally outperformed those companies with the highest levels. Similarly, companies with negative earnings generally outperformed those with positive earnings in the first two months of the quarter. This trend was surprising in January, as lower-quality companies typically do not outperform when the market is down. In March, however, the trend showed signs of reversing, and higher-quality companies, as defined by ROIC, ROE and positive earnings, generally outperformed.

PERFORMANCE DISCUSSION

We underperformed our benchmarks during the six-month period in part due to relative underperformance in January and February. Given the strong rally among lower-quality companies at that time, we were not surprised to underperform the index, as our investment style was out of favor. As part of our investment process, we focus on identifying companies we believe have long-duration growth potential, but that also have higher-quality business models with more predictable, growing revenue streams. These companies often have a small share of large or growing addressable markets, with sustainable competitive advantages such as high barriers to entry in their respective industry, and a differentiated product or service that gives them pricing power, which should help the company grow in a variety of market and economic environments. These companies also typically generate a high return on invested capital, or demonstrate a proven ability to expand profit margins. We believe this high-quality investment approach to small-cap equities should help our Fund produce positive results during market rallies, and outperform the benchmark in weak or uncertain economic environments, creating a better opportunity to generate higher compounded returns over full market cycles. While we underperformed the benchmark during the low-quality rally that took place in early 2014, we were pleased to see our Fund gain ground on the index when the trend favoring lower-quality companies reversed itself in March.

Our stock selection in the industrials sector was a large reason for our underperformance. Within the sector, Polypore was our largest detractor. The company makes a separator that goes into a variety of batteries including those used in electric and hybrid automobiles, consumer electronics and other devices. The stock fell during the period in part due to the fact that a battery company seeking pricing concessions from Polypore stopped ordering Polypore’s technology. While losing the customer created a near-term shortfall in revenues, we continue to think Polypore’s technology is differentiated, and can command pricing power. In fact, Polypore has many of the sustainable and predictable characteristics we look for in businesses. The manufacturing process the company uses to create the battery separator is difficult to replicate, giving Polypore a competitive advantage. Meanwhile, the company has opened a new plant that is running at low capacity utilization. The fact that Polypore already has a foothold in its market, and still has plenty of room to grow presents a significant barrier to entry for potential competitors. We also think there is a growing market for the separators as electric and hybrid cars grow more popular and as they are used more widely in consumer electronics. That being said, we have been disappointed in the dispute with a large customer surrounding pricing and we are monitoring the situation closely to determine the appropriate course of action.

Our holdings in the information technology sector also detracted from relative performance during the period.

88 | MARCH 31, 2014

(unaudited)

Blackbaud and RealPage were our two largest detractors, but we continue to have conviction in both companies. RealPage was down due to disappointing earnings results, but we think the issue affecting earnings was transitory in nature. As part of an acquisition the company made more than a year ago, it inherited an online apartment listing business. Revenues from that business, which was never core to RealPage, declined much quicker than expected this quarter. But with that business now making up a shrinking portion of RealPage’s revenues, we believe it is unlikely to have a substantial effect on total earnings in the future. We added to the position on the weakness because we are a firm believer in the growth potential for RealPage. The company provides software solutions to the rental housing industry, offering products and services that allow property owners to manage their marketing, pricing, screening, leasing and other property operations. We continue to like the long-term opportunity for this company, which is still gaining new clients and also has strong potential to cross-sell other services to existing customers, in our view.

Blackbaud was another top detractor from the information technology sector. We believe there is negative investor sentiment surrounding the company because it has taken Blackbaud longer than expected to integrate a competitor it acquired. We continue to have conviction in the company, however. The company provides technology solutions to the nonprofit industry. Fundraising is clearly a critical function for that industry, and Blackbaud’s solutions have proved an effective tool for improving those fundraising efforts. However, many nonprofits have been slow to integrate technology into the fundraising process, which creates a potentially large addressable market for Blackbaud going forward.

While the aforementioned companies detracted from performance, there were also a number of companies in the portfolio that put up impressive results during the period. Athenahealth was our largest contributor. We believe the company is significantly transforming the utilization of information in health care. The company helps physician groups become more efficient by providing technology solutions around billing, practice management, electronic recordkeeping, and care-coordination services. As more focus is put on wringing costs from the health care industry, we think the value proposition of athenahealth’s solutions will continue to be in greater demand. The stock was up this period as the company’s core businesses continued to do well. Excitement about athenahealth’s fledgling care coordination service for health care providers also drove the stock.

LPL Financial was another top contributor. The company provides an integrated platform of brokerage and investment advisory services used by independent financial advisors. We think the company benefits from a growing shift away from wirehouse dealers to independent broker dealers as wealthy clients seek independent financial advice. The company generates a high portion of recurring revenues and we like that it has maintained a high retention rate among advisors who use the platform. The company derives some of its revenue from earning interest off cash sitting in brokerage accounts. The specter of higher interest rates drove the stock this period, but our position in LPL is based on the long-term growth potential of its services, rather than a call on the direction of interest rates.

Measurement Specialties was also a top contributor. The company creates sensors that serve a wide range of end markets including automobiles, commercial vehicles, and industrial and medical equipment. We believe the sensor industry has a long runway for growth as sensor content continues to increase across most industries. We also like that sensors are typically a mission critical item but represent a small percent of the total bill of goods, which limits pricing pressure from customers. We think Measurement Specialties is in a particularly good position among sensor manufacturers because many of their products are designed into platforms that have long life cycles, which means there is low risk of losing much business in any one year. We also like the management team’s history of making accretive acquisitions of smaller sensor companies. The company has been able to realize meaningful synergies with these acquisitions through cutting costs and cross selling the acquired products to existing customers. The stock was up after Measurement Specialties won several new contracts for urea sensors that go into commercial vehicles.

OUTLOOK

While the U.S. economy is still growing at only moderate levels, we don’t expect any meaningful dislocations to economic growth. The stable economic climate means we can continue to see growth for U.S. small-cap companies, the majority of which derive a large portion of their business domestically.

However, there is a lot of momentum around stocks tied to popular themes such as cloud computing, social media and biotech. In addition, price-to-earnings ratios have expanded considerably for many stocks as earnings growth has not kept up with the rise in stock prices. Against this backdrop, we think companies will need to put up strong earnings growth to experience further stock

Janus Growth & Core Funds | 89

Janus Venture Fund (unaudited)

price appreciation as multiples are unlikely to expand much further. We welcome this kind of an environment as we believe it favors our emphasis on high-quality companies and valuation discipline.

Thank you for your investment in Janus Venture Fund.

90 | MARCH 31, 2014

(unaudited)

Janus Venture Fund At A Glance

5 Top Performers – Holdings

Contribution

athenahealth, Inc.	0.59%
LPL Financial Holdings, Inc.	0.46%
Measurement Specialties, Inc.	0.40%
Westinghouse Air Brake Technologies Corp.	0.40%
GrafTech International, Ltd.	0.40%

5 Bottom Performers – Holdings

Contribution

Blackbaud, Inc.	–0.47%
RealPage, Inc.	–0.37%
SodaStream International, Ltd.	–0.29%
Endologix, Inc.	–0.24%
Polypore International, Inc.	–0.23%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Financials	0.81%	7.44%	7.26%
Consumer Staples	0.07%	1.43%	4.87%
Materials	0.02%	1.36%	5.06%
Utilities	0.00%	0.00%	0.12%
Telecommunication Services	–0.07%	0.31%	0.90%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Growth Index Weighting

Industrials	–0.84%	20.82%	15.37%
Information Technology	–0.81%	28.77%	24.63%
Consumer Discretionary	–0.80%	13.08%	16.31%
Health Care	–0.57%	15.17%	21.65%
Other**	–0.31%	5.48%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Growth & Core Funds | 91

Janus Venture Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

iShares Russell 2000® Growth Index Fund (ETF) Capital Markets	4.5%
SS&C Technologies Holdings, Inc. Software	2.9%
Carter’s, Inc. Textiles, Apparel & Luxury Goods	2.3%
HEICO Corp. – Class A Aerospace & Defense	2.0%
Measurement Specialties, Inc. Electronic Equipment, Instruments & Components	2.0%

13.7%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

92 | MARCH 31, 2014

(unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Venture Fund – Class A Shares
NAV	5.46%	23.90%	26.81%	9.81%	12.25%	1.14%
MOP	–0.59%	16.78%	25.31%	9.16%	12.02%

Janus Venture Fund – Class C Shares
NAV	5.13%	23.12%	25.26%	9.00%	11.51%	1.80%
CDSC	4.24%	22.12%	25.26%	9.00%	11.51%

Janus Venture Fund – Class D Shares(1)	5.65%	24.29%	27.29%	10.10%	12.46%	0.84%

Janus Venture Fund – Class I Shares	5.69%	24.39%	27.17%	10.05%	12.44%	0.75%

Janus Venture Fund – Class N Shares	5.71%	24.46%	27.17%	10.05%	12.44%	0.69%

Janus Venture Fund – Class S Shares	5.46%	23.86%	26.59%	9.68%	12.13%	1.21%

Janus Venture Fund – Class T Shares	5.60%	24.18%	27.17%	10.05%	12.44%	0.94%

Russell 2000® Growth Index	8.70%	27.19%	25.24%	8.87%	8.27%

Russell 2000® Index	9.94%	24.90%	24.31%	8.53%	10.08%

Morningstar Quartile – Class T Shares	–	3rd	1st	1st	1st

Morningstar Ranking – based on total return for Small Growth Funds	–	430/722	87/659	100/554	4/47

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Growth & Core Funds | 93

Janus Venture Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of the Fund’s Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – April 30, 1985
(1)	Closed to new investors.

94 | MARCH 31, 2014

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,054.60	$6.15	$1,000.00	$1,018.95	$6.04	1.20%

Class C Shares	$1,000.00	$1,051.30	$9.41	$1,000.00	$1,015.76	$9.25	1.84%

Class D Shares	$1,000.00	$1,056.50	$4.31	$1,000.00	$1,020.74	$4.23	0.84%

Class I Shares	$1,000.00	$1,056.60	$4.05	$1,000.00	$1,020.99	$3.98	0.79%

Class N Shares	$1,000.00	$1,057.10	$3.49	$1,000.00	$1,021.54	$3.43	0.68%

Class S Shares	$1,000.00	$1,054.60	$6.04	$1,000.00	$1,019.05	$5.94	1.18%

Class T Shares	$1,000.00	$1,056.00	$4.72	$1,000.00	$1,020.34	$4.63	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Growth & Core Funds | 95

Janus Venture Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Common Stock – 92.5%
Aerospace & Defense – 2.4%
1,096,554	HEICO Corp. – Class A	$47,601,409
272,138	Sparton Corp.*	7,968,201

		55,569,610
Air Freight & Logistics – 1.5%
858,990	Hub Group, Inc. – Class A*	34,351,010
Biotechnology – 4.2%
443,497	ACADIA Pharmaceuticals, Inc.*,#	10,790,282
663,709	Exact Sciences Corp.*,#	9,404,756
146,273	Incyte Corp., Ltd.*	7,828,531
905,980	Ironwood Pharmaceuticals, Inc.*	11,161,674
182,286	Medivation, Inc.*	11,733,750
514,141	NPS Pharmaceuticals, Inc.*	15,388,240
27,080	Puma Biotechnology, Inc.*	2,820,111
1,655,685	Swedish Orphan Biovitrum AB*	18,143,161
137,671	Synageva BioPharma Corp.*	11,422,563

		98,693,068
Capital Markets – 3.1%
171,278	Artisan Partners Asset Management, Inc. – Class A	11,004,611
198,838	Financial Engines, Inc.	10,096,994
749,737	FXCM, Inc. – Class A	11,073,615
548,788	LPL Financial Holdings, Inc.	28,833,322
831,846	WisdomTree Investments, Inc.*,#	10,913,820

		71,922,362
Chemicals – 1.3%
539,290	Sensient Technologies Corp.	30,421,349
Commercial Banks – 0.8%
268,662	Bank of the Ozarks, Inc.	18,285,136
Commercial Services & Supplies – 3.4%
1,110,167	Heritage-Crystal Clean, Inc.*,£	20,127,328
971,597	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)#	23,444,635
1,347,032	SP Plus Corp.*,£	35,386,531

		78,958,494
Diversified Consumer Services – 0.5%
166,018	Ascent Capital Group, Inc. – Class A*	12,542,660
Diversified Financial Services – 1.4%
136,911	MarketAxess Holdings, Inc.	8,107,869
553,841	MSCI, Inc.*	23,826,240

		31,934,109
Electrical Equipment – 2.1%
2,645,399	GrafTech International, Ltd.*,#	28,887,757
634,149	Polypore International, Inc.*,#	21,694,237

		50,581,994
Electronic Equipment, Instruments & Components – 5.5%
331,580	Belden, Inc.	23,077,968
906,696	CTS Corp.	18,931,812
144,533	DTS, Inc.*	2,855,972
148,865	IPG Photonics Corp.#	10,581,324
687,215	Measurement Specialties, Inc.*	46,627,538
530,969	National Instruments Corp.	15,233,501
211,450	OSI Systems, Inc.*	12,657,397

		129,965,512
Energy Equipment & Services – 3.0%
726,062	Dresser-Rand Group, Inc.*	42,409,281
248,300	Dril-Quip, Inc.*	27,834,430

		70,243,711
Food & Staples Retailing – 1.2%
256,414	Casey’s General Stores, Inc.	17,331,022
81	Diplomat Pharmacy, Inc. – Private Placement*	11,529,002

		28,860,024
Food Products – 0.3%
268,405	WhiteWave Foods Co. – Class A*	7,660,279
Health Care Equipment & Supplies – 5.7%
1,655,798	Endologix, Inc.*	21,310,120
110,941	HeartWare International, Inc.*	10,404,047
1,055,475	Masimo Corp.	28,825,022
1,170,805	Novadaq Technologies, Inc.*	26,085,535
1,027,802	Quidel Corp.*	28,058,995
535,166	Volcano Corp.*,#	10,548,122
408,281	Zeltiq Aesthetics, Inc.*	8,006,391

		133,238,232
Health Care Providers & Services – 1.2%
543,546	Capital Senior Living Corp.*	14,126,761
426,643	ExamWorks Group, Inc.*	14,936,771

		29,063,532
Health Care Technology – 1.2%
129,267	athenahealth, Inc.*	20,713,744
392,011	HMS Holdings Corp.*	7,467,810

		28,181,554
Hotels, Restaurants & Leisure – 3.2%
72,584	Biglari Holdings, Inc.*	35,383,974
1,220,336	Diamond Resorts International, Inc.	20,684,695
501,795	Popeyes Louisiana Kitchen, Inc.*	20,392,949

		76,461,618
Household Durables – 0.8%
438,898	SodaStream International, Ltd.*,#	19,355,402
Information Technology Services – 4.3%
979,664	Broadridge Financial Solutions, Inc.	36,384,721
653,584	Euronet Worldwide, Inc.*	27,182,559
283,495	MAXIMUS, Inc.	12,717,586
265,528	WEX, Inc.*	25,238,436

		101,523,302
Internet & Catalog Retail – 0.3%
260,918	Coupons.com, Inc.*,#	6,431,629
Internet Software & Services – 4.6%
56,625	Amber Road, Inc.*	872,025
251,222	ChannelAdvisor Corp.*	9,481,118
205,383	Cornerstone OnDemand, Inc.*	9,831,684
92,601	CoStar Group, Inc.*	17,292,311
237,757	Envestnet, Inc.*	9,553,076
289,158	j2 Global, Inc.#	14,472,358
609,847	Vistaprint NV*,#	30,016,670
195,402	Zillow, Inc. – Class A*,#	17,214,916

		108,734,158
Leisure Products – 0.8%
402,386	Arctic Cat, Inc.	19,230,027

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

96 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares		Value

Life Sciences Tools & Services – 0.8%
228,203	Techne Corp.	$19,481,690
Machinery – 4.9%
827,313	Kennametal, Inc.	36,649,966
341,813	Nordson Corp.	24,094,399
194,923	Tennant Co.	12,790,847
542,838	Wabtec Corp.	42,069,945

		115,605,157
Media – 1.4%
1,695,687	National CineMedia, Inc.	25,435,305
1,002,327	SFX Entertainment, Inc.#	7,066,405

		32,501,710
Multiline Retail – 0.1%
414,202	Gordmans Stores, Inc.	2,261,543
Oil, Gas & Consumable Fuels – 3.1%
663,534	DCP Midstream Partners L.P.	33,243,053
615,590	Midcoast Energy Partners L.P.	12,711,934
270,821	Phillips 66 Partners L.P.#	13,153,776
132,189	Targa Resources Corp.	13,121,080

		72,229,843
Pharmaceuticals – 1.4%
280,217	Mallinckrodt PLC*	17,768,560
537,667	Prestige Brands Holdings, Inc.*	14,651,426

		32,419,986
Professional Services – 0.8%
269,144	Corporate Executive Board Co.	19,978,559
Real Estate Management & Development – 2.1%
225,226	Jones Lang LaSalle, Inc.	26,689,281
286,164	RE/MAX Holdings, Inc. – Class A#	8,250,108
758,925	St Joe Co.*,#	14,609,306

		49,548,695
Road & Rail – 2.8%
372,194	Landstar System, Inc.	22,041,329
475,722	Old Dominion Freight Line, Inc.*	26,992,466
446,325	Saia, Inc.*	17,054,078

		66,087,873
Semiconductor & Semiconductor Equipment – 1.6%
4,463,097	Atmel Corp.*	37,311,491
Software – 13.0%
774,213	Advent Software, Inc.	22,730,894
1,381,913	Blackbaud, Inc.	43,253,877
2,742,261	Cadence Design Systems, Inc.*	42,614,736
375,773	FleetMatics Group PLC#	12,569,607
260,052	Guidewire Software, Inc.	12,755,550
599,157	NICE Systems, Ltd. (ADR)	26,758,351
1,880,573	RealPage, Inc.*	34,151,206
574,627	Solera Holdings, Inc.	36,396,874
1,683,233	SS&C Technologies Holdings, Inc.*	67,362,985
100,831	Tyler Technologies, Inc.*	8,437,538

		307,031,618
Specialty Retail – 1.2%
544,745	Hibbett Sports, Inc.*,#	28,806,115
4,585	Monro Muffler Brake, Inc.#	260,795

		29,066,910
Technology Hardware, Storage & Peripherals – 0.3%
76,348	Stratasys, Ltd.*,#	8,099,759
Textiles, Apparel & Luxury Goods – 4.1%
687,668	Carter’s, Inc.	53,397,420
1,505,321	Wolverine World Wide, Inc.#	42,976,915

		96,374,335
Trading Companies & Distributors – 1.8%
498,908	WESCO International, Inc.*,#	41,519,124
Wireless Telecommunication Services – 0.3%
367,463	RingCentral, Inc. – Class A#	6,651,080

Total Common Stock (cost $1,683,807,471)		2,178,378,145

Exchange-Traded Fund – 4.5%
Capital Markets – 4.5%
783,591	iShares Russell 2000® Growth Index Fund (ETF)# (cost $102,269,683)	106,615,391

Money Market – 3.5%
82,961,955	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $82,961,955)	82,961,955

Investment Purchased with Cash Collateral From Securities Lending – 8.0%
187,585,346	Janus Cash Collateral Fund LLC, 0.0579%°°,£ (cost $187,585,346)	187,585,346

Total Investments (total cost $2,056,624,455) – 108.5%		2,555,540,837

Liabilities, net of Cash, Receivables and Other Assets – (8.5)%		(200,135,020)

Net Assets – 100%		$2,355,405,817

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$2,461,109,155	96.3%
Canada	49,530,170	1.9
Israel	26,758,351	1.1
Sweden	18,143,161	0.7

Total	$2,555,540,837	100.0%

††	Includes Cash Equivalents of 10.6%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Growth & Core Funds | 97

Notes to Schedules of Investments and Other Information (unaudited)

Balanced Index	A hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). Prior to 7/1/09, the index was calculated using the Barclays U.S. Government/Credit Bond Index instead of the Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Core Growth Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2500TMGrowth Index	Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

L.P.	Limited Partnership

LLC	Limited Liability Company

OTC	Over-the-Counter

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2014 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Janus Balanced Fund	$700,896,731	6.2%
Janus Growth and Income Fund	10,162,500	0.2

*	Non-income producing security.

98 | MARCH 31, 2014

†	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2014, is noted below.

Fund	Aggregate Value

Janus Balanced Fund	$467,755,376
Janus Contrarian Fund	551,953,203
Janus Enterprise Fund	319,209,557
Janus Fund	657,143,647
Janus Growth and Income Fund	224,980,233
Janus Research Fund	53,674,000
Janus Triton Fund	6,060,000

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

°°	Rate shown is the 7-day yield as of March 31, 2014.

#	Loaned security; a portion or all of the security is on loan at March 31, 2014.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Balanced Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$61,705,954	$65,326,427	0.6%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	11,156,436	11,278,720	0.1

Total		$72,862,390	$76,605,147	0.7%

Janus Contrarian Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$13,788,838	$14,597,872	0.4%

Janus Enterprise Fund
Apptio, Inc.	5/2/13	$4,128,216	$4,128,216	0.1%

Janus Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$63,520,047	$67,246,960	0.9%

Janus Growth and Income Fund
Colony American Homes Holdings III L.P. – Private Placement	1/30/13	$24,057,693	$25,469,231	0.6%

The Funds have registration rights for certain restricted securities held as of March 31, 2014. The issuer incurs all registration costs.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2014. Unless otherwise indicated, all information in the table is for the period ended March 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/13	Purchases	Sales	at 3/31/14	Gain/(Loss)	Income	at 3/31/14

Janus Balanced Fund
Janus Cash Liquidity Fund LLC	64,079,394	2,002,867,161	(2,024,810,000)	42,136,555	$–	$58,908	$42,136,555

Janus Contrarian Fund
Janus Cash Collateral Fund LLC	–	278,066,814	(160,378,636)	117,688,178	$–	$79,648(1)	$117,688,178
Janus Cash Liquidity Fund LLC	1,002,000	617,074,402	(566,860,002)	51,216,400	–	17,107	51,216,400
St Joe Co.	9,446,797	580,917	–	10,027,714	–	–	193,033,495

Total					$–	$96,755	$361,938,073

Janus Growth & Core Funds | 99

Notes to Schedules of Investments and Other Information (unaudited) (continued)

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/13	Purchases	Sales	at 3/31/14	Gain/(Loss)	Income	at 3/31/14

Janus Enterprise Fund
Janus Cash Collateral Fund LLC	–	301,056,447	(195,604,995)	105,451,452	$–	$64,879(1)	$105,451,452
Janus Cash Liquidity Fund LLC	179,659,452	188,157,997	(255,041,000)	112,776,449	–	51,964	112,776,449

Total					$–	$116,843	$218,227,901

Janus Forty Fund
Janus Cash Liquidity Fund LLC	67,587,000	399,597,539	(467,184,539)	–	$–	$4,949	$–

Janus Fund
Janus Cash Liquidity Fund LLC	89,219,676	895,663,152	(984,882,828)	–	$–	$18,918	$–

Janus Growth and Income Fund
Janus Cash Liquidity Fund LLC	100,537,119	242,356,222	(325,730,341)	17,163,000	$–	$23,371	$17,163,000

Janus Research Fund
Janus Cash Liquidity Fund LLC	46,326,000	277,751,992	(313,344,992)	10,733,000	$–	$7,982	$10,733,000

Janus Triton Fund
Blackbaud, Inc.	3,127,672	–	–	3,127,672	$–	$750,641	$97,896,134
DTS, Inc.(2)	1,209,858	–	(902,188)	307,670	(16,433,351)	–	N/A
Endologix, Inc.	3,200,987	–	–	3,200,987	–	–	41,196,703
GrafTech International, Ltd.	9,232,506	–	(2,317,786)	6,914,720	(6,652,019)	–	75,508,742
HEICO Corp. – Class A(3)	2,025,351	506,337	–	2,531,688	–	1,037,992	109,900,576
Hibbett Sports, Inc.	1,371,373	–	–	1,371,373	–	–	72,518,204
Janus Cash Collateral Fund LLC	–	506,484,466	(173,769,484)	332,714,982	–	435,991(1)	332,714,982
Janus Cash Liquidity Fund LLC	236,294,499	386,739,735	(554,595,000)	68,439,234	–	64,928	68,439,234
Measurement Specialties, Inc.	899,535	–	–	899,535	–	–	61,033,450
National CineMedia, Inc.	3,887,562	–	–	3,887,562	–	1,376,642	58,313,430
Tennant Co.(2)	957,940	–	(62,495)	895,445	1,119,096	322,360	N/A

Total					$(21,966,274)	$3,988,554	$917,521,455

Janus Twenty Fund
Janus Cash Liquidity Fund LLC	174,225,700	1,226,574,678	(1,400,800,378)	–	$–	$95,347	$–

Janus Venture Fund
Heritage-Crystal Clean, Inc.	1,110,167	–	–	1,110,167	$–	$–	$20,127,328
Janus Cash Collateral Fund LLC	–	407,308,802	(219,723,456)	187,585,346	–	392,755(1)	187,585,346
Janus Cash Liquidity Fund LLC	133,297,661	232,745,294	(283,081,000)	82,961,955	–	44,377	82,961,955
SP Plus Corp.(4)	1,616,886	–	(269,854)	1,347,032	2,543,590	–	35,386,531

Total					$2,543,590	$437,132	$326,061,160

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
(2)	Company was no longer an affiliate as of March 31, 2014.
(3)	Shares were adjusted to reflect a 5 for 4 stock split on October 23, 2013.
(4)	Formerly named Standard Parking Corp.

100 | MARCH 31, 2014

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Balanced Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$203,300,837	$–

Bank Loans and Mezzanine Loans	–	53,031,680	–

Common Stock
Real Estate Investment Trusts (REITs)	71,091,433	–	65,326,427
All Other	6,252,236,760	–	–

Corporate Bonds	–	2,194,187,654	–

Mortgage-Backed Securities	–	650,279,485	–

Preferred Stock	–	82,489,253	–

U.S. Treasury Notes/Bonds	–	1,695,740,074	–

Money Market	–	42,136,555	–

Total Investments in Securities	$6,323,328,193	$4,921,165,538	$65,326,427

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$100,473	$–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$266,824	$–

Investments in Securities:
Janus Contrarian Fund
Common Stock
Real Estate Investment Trusts (REITs)	$37,303,206	$–	$14,597,872
All Other	3,721,548,823	–	–

OTC Purchased Options	–	10,802,875	–

Money Market	–	51,216,400	–

Investment Purchased with Cash Collateral From Securities Lending	–	117,688,178	–

Total Investments in Securities	$3,758,852,029	$179,707,453	$14,597,872

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$14,082	$–

Investments in Securities Sold Short:
Common Stock	$41,584,415	$–	$–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$5,754	$–

Investments in Securities:
Janus Enterprise Fund
Common Stock
Oil, Gas & Consumable Fuels	$34,706,876	$–	$4,128,216
All Other	3,244,912,446	–	–

Money Market	–	112,776,449	–

Investment Purchased with Cash Collateral From Securities Lending	–	105,451,452	–

Total Investments in Securities	$3,279,619,322	$218,227,901	$4,128,216

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$322,886	$–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$193,277	$–

Janus Growth & Core Funds | 101

Notes to Schedules of Investments and Other Information (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Forty Fund
Common Stock	$2,890,709,050	$–	$–

Total Investments in Securities	$2,890,709,050	$–	$–

Investments in Securities:
Janus Fund
Common Stock
Real Estate Investment Trusts (REITs)	$224,323,210	$–	$67,246,960
All Other	7,226,499,007	–	–

OTC Purchased Option	–	4,740,933	–

Total Investments in Securities	$7,450,822,217	$4,740,933	$67,246,960

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$644,004	$–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$497,011	$–
Options Written, at Value	–	1,025,787	–

Investments in Securities:
Janus Growth and Income Fund
Common Stock
Real Estate Investment Trusts (REITs)	$27,995,454	$–	$25,469,231
All Other	3,957,430,021	–	–

Corporate Bonds	–	186,626,539	–

Preferred Stock	–	41,401,094	–

Money Market	–	17,163,000	–

Total Investments in Securities	$3,985,425,475	$245,190,633	$25,469,231

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$58,177	$–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$167,518	$–

Investments in Securities:
Janus Research Fund
Common Stock	$4,070,003,971	$–	$–

Money Market	–	10,733,000	–

Total Investments in Securities	$4,070,003,971	$10,733,000	$–

Investments in Securities:
Janus Triton Fund
Common Stock	$5,811,385,849	$–	$–

Money Market	–	68,439,234	–

Investment Purchased with Cash Collateral From Securities Lending	–	332,714,982	–

Total Investments in Securities	$5,811,385,849	$401,154,216	$–

Investments in Securities:
Janus Twenty Fund
Common Stock	$9,474,231,784	$–	$–

Total Investments in Securities	$9,474,231,784	$–	$–

102 | MARCH 31, 2014

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Venture Fund
Common Stock	$2,178,378,145	$–	$–

Exchange-Traded Fund	106,615,391	–	–

Money Market	–	82,961,955	–

Investment Purchased with Cash Collateral From Securities Lending	–	187,585,346	–

Total Investments in Securities	$2,284,993,536	$270,547,301	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

Janus Growth & Core Funds | 103

Statements of Assets and Liabilities

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
As of March 31, 2014 (unaudited)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investments at cost	$8,917,437,233	$3,187,781,150	$2,215,079,626	$2,272,367,838	$5,688,047,851	$2,929,198,717	$2,881,184,701	$4,614,911,665	$7,239,937,822	$2,056,624,455
Unaffiliated investments at value(1)	$11,267,683,603	$3,591,219,281	$3,283,747,538	$2,890,709,050	$7,522,810,110	$4,238,922,339	$4,070,003,971	$5,295,018,610	$9,474,231,784	$2,229,479,677
Affiliated investments at value(1)	42,136,555	361,938,073	218,227,901	–	–	17,163,000	10,733,000	917,521,455	–	326,061,160
Cash	6,674,218	704,950	33,062	–	–	555,700	207,260	20,282	79,002,774	914
Cash denominated in foreign currency(2)	–	918,396	244,469	–	87,551	–	–	–	–	–
Restricted cash (Note 1)	–	–	–	–	–	–	–	6,060,000	–	–
Deposits with broker for short sales	–	39,257,002	–	–	–	–	–	–	–	–
Forward currency contracts	100,473	14,082	322,886	–	644,004	58,177	–	–	–	–
Closed foreign currency contracts	137,223	95,844	86,779	–	402,406	97,330	–	–	–	–
Non-interested Trustees’ deferred compensation	229,863	77,235	68,570	58,833	151,871	86,102	82,573	118,445	191,941	47,684
Receivables:
Investments sold	18,387,528	19,521,052	–	40,257,565	98,278,768	–	4,872,850	4,009,667	3,428,373	2,627,358
Fund shares sold	16,220,391	2,794,630	2,099,208	1,474,767	1,037,994	2,335,668	9,199,732	6,582,371	1,577,292	1,265,224
Dividends	9,490,003	1,543,996	1,090,240	1,623,394	3,101,216	7,650,950	3,067,319	1,059,584	8,895,640	409,979
Foreign dividend tax reclaim	318,901	7,316	–	411,236	137,367	87,947	–	–	372,248	–
Interest	35,536,321	–	–	–	–	2,120,937	–	–	–	–
Other assets	92,383	34,340	25,836	49,885	56,739	30,774	29,620	43,589	99,167	95,834
Total Assets	11,397,007,462	4,018,126,197	3,505,946,489	2,934,584,730	7,626,708,026	4,269,108,924	4,098,196,325	6,230,434,003	9,567,799,219	2,559,987,830
Liabilities:
Due to custodian	–	–	–	6,735,976	14,844,861	–	–	–	–	–
Collateral for securities loaned (Note 3)	–	117,688,178	105,451,452	–	–	–	–	332,714,982	–	187,585,346
Short sales, at value(3)	–	41,584,415	–	–	–	–	–	–	–	–
Forward currency contracts	266,824	5,754	193,277	–	497,011	167,518	–	–	–	–
Closed foreign currency contracts	1,504	30,707	117,767	–	176,933	–	–	–	–	–
Options written, at value(4)	–	–	–	–	1,025,787	–	–	–	–	–
Payables:
Investments purchased	7,151,423	34,886,043	5,014,970	13,354,336	94,967,095	5,404,028	3,252,392	29,930,650	69,611,334	11,529,002
Fund shares repurchased	19,466,904	1,350,191	6,670,452	86,401,873	3,077,701	3,484,766	1,788,542	9,044,672	6,973,404	3,421,541
Dividends	2,239,876	–	–	–	–	412,060	–	–	–	–
Dividends and interest on swap contracts	–	–	–	–	–	–	–	12,011	–	–
Advisory fees	5,303,545	2,009,411	1,855,656	1,520,317	3,151,326	2,154,063	1,810,915	3,233,075	4,632,164	1,294,528
Fund administration fees	96,428	32,212	28,995	25,577	64,687	35,901	35,098	50,517	83,180	20,227
Internal servicing cost	30,101	1,576	4,645	13,858	1,076	807	1,020	17,104	–	1,436
Administrative services fees	1,320,662	505,990	439,582	316,952	952,370	592,311	563,394	687,677	1,414,500	305,285
Distribution fees and shareholder servicing fees	1,225,665	36,648	131,920	702,657	18,356	28,253	7,543	454,321	–	18,449
Administrative, networking and omnibus fees	362,839	17,892	90,656	252,250	30,650	14,891	24,420	454,075	–	38,960
Non-interested Trustees’ fees and expenses	59,802	18,493	18,124	18,272	42,202	22,862	21,884	32,472	53,722	12,819
Non-interested Trustees’ deferred compensation fees	229,863	77,235	68,570	58,833	151,871	86,102	82,573	118,445	191,941	47,684
Accrued expenses and other payables	656,558	728,954	511,194	248,664	1,499,214	896,480	879,818	295,746	1,039,077	306,736
Total Liabilities	38,411,994	198,973,699	120,597,260	109,649,565	120,501,140	13,300,042	8,467,599	377,045,747	83,999,322	204,582,013
Net Assets	$11,358,595,468	$3,819,152,498	$3,385,349,229	$2,824,935,165	$7,506,206,886	$4,255,808,882	$4,089,728,726	$5,853,388,256	$9,483,799,897	$2,355,405,817

See footnotes at the end of the Statements.

See Notes to Financial Statements.

104 | MARCH 31, 2014

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Statements of Assets and Liabilities  (continued)

	Janus	Janus	Janus			Janus Growth	Janus		Janus	Janus
	Balanced	Contrarian	Enterprise	Janus	Janus	and Income	Research	Janus Triton	Twenty	Venture
As of March 31, 2014 (unaudited)	Fund	Fund	Fund	Forty Fund	Fund	Fund	Fund	Fund	Fund	Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$8,889,255,379	$3,022,570,627	$2,043,815,976	$1,663,282,873	$4,843,199,474	$3,088,674,814	$2,654,882,757	$4,169,005,770	$6,684,786,569	$1,789,439,092
Undistributed net investment income/(loss)*	3,853,009	(5,766,100)	(8,840,611)	(5,816,363)	10,337,758	5,592,177	7,728,640	(28,784,509)	12,773,562	(3,475,878)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	73,224,283	39,269,460	63,336,795	549,094,497	815,451,423	(165,196,816)	227,552,619	115,520,751	551,890,243	70,519,038
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation(5)	2,392,262,797	763,078,511	1,287,037,069	618,374,158	1,837,218,231	1,326,738,707	1,199,564,710	1,597,646,244	2,234,349,523	498,923,565
Total Net Assets	$11,358,595,468	$3,819,152,498	$3,385,349,229	$2,824,935,165	$7,506,206,886	$4,255,808,882	$4,089,728,726	$5,853,388,256	$9,483,799,897	$2,355,405,817
Net Assets - Class A Shares	$846,151,117	$45,161,127	$101,400,448	$353,233,937	$17,183,270	$28,915,733	$19,785,999	$596,929,015	N/A	$52,535,045
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,006,305	2,056,463	1,227,556	8,807,011	422,657	641,919	450,180	25,857,852	N/A	828,143
Net Asset Value Per Share(6)	$30.21	$21.96	$82.60	$40.11	$40.66	$45.05	$43.95	$23.09	N/A	$63.44
Maximum Offering Price Per Share(7)	$32.05	$23.30	$87.64	$42.56	$43.14	$47.80	$46.63	$24.50	N/A	$67.31
Net Assets - Class C Shares	$882,842,015	$31,637,970	$40,141,599	$319,633,305	$5,226,069	$15,215,175	$3,164,521	$220,365,096	N/A	$6,999,996
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,349,875	1,484,339	504,964	8,529,445	130,573	340,022	73,426	9,870,936	N/A	113,440
Net Asset Value Per Share(6)	$30.08	$21.31	$79.49	$37.47	$40.02	$44.75	$43.10	$22.32	N/A	$61.71
Net Assets - Class D Shares	$1,384,707,419	$2,292,470,797	$1,193,255,893	N/A	$5,575,040,386	$2,604,013,903	$2,391,107,446	$889,602,393	$5,916,864,280	$1,381,397,680
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,773,513	104,191,998	14,279,501	N/A	136,390,580	57,783,691	54,068,359	38,183,806	94,594,034	21,513,522
Net Asset Value Per Share	$30.25	$22.00	$83.56	N/A	$40.88	$45.06	$44.22	$23.30	$62.55	$64.21
Net Assets - Class I Shares	$1,181,155,658	$160,415,125	$537,815,487	$653,212,108	$143,980,687	$47,567,990	$132,968,563	$1,231,712,343	N/A	$143,514,097
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,038,427	7,287,602	6,407,276	16,164,399	3,520,957	1,055,304	3,008,852	52,649,757	N/A	2,233,161
Net Asset Value Per Share	$30.26	$22.01	$83.94	$40.41	$40.89	$45.08	$44.19	$23.39	N/A	$64.27
Net Assets - Class N Shares	$1,519,970,854	N/A	$31,515,446	$67,975,045	$19,656,825	N/A	$62,906,332	$147,757,588	N/A	$6,038,282
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50,293,431	N/A	375,042	1,683,183	480,412	N/A	1,423,531	6,310,469	N/A	93,816
Net Asset Value Per Share	$30.22	N/A	$84.03	$40.38	$40.92	N/A	$44.19	$23.41	N/A	$64.36
Net Assets - Class R Shares	$294,272,904	$2,356,290	$68,736,701	$150,189,129	$3,576,095	$2,862,966	N/A	$149,696,251	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,768,838	108,487	846,261	3,896,225	88,296	63,748	N/A	6,556,770	N/A	N/A
Net Asset Value Per Share	$30.12	$21.72	$81.22	$38.55	$40.50	$44.91	N/A	$22.83	N/A	N/A
Net Assets - Class S Shares	$836,647,897	$5,845,226	$212,965,250	$1,253,944,607	$40,281,162	$37,614,414	$3,054,141	$328,926,640	N/A	$6,029,841
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,693,116	266,228	2,587,884	31,765,766	983,789	835,225	69,881	14,324,511	N/A	95,273
Net Asset Value Per Share	$30.21	$21.96	$82.29	$39.47	$40.94	$45.04	$43.70	$22.96	N/A	$63.29
Net Assets - Class T Shares	$4,412,847,604	$1,281,265,963	$1,199,518,405	$26,747,034	$1,701,262,392	$1,519,618,701	$1,476,741,724	$2,288,398,930	$3,566,935,617	$758,890,876
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	145,976,092	58,277,465	14,399,338	676,197	41,533,124	33,733,596	33,391,286	98,583,685	57,033,452	11,891,109
Net Asset Value Per Share	$30.23	$21.99	$83.30	$39.56	$40.96	$45.05	$44.23	$23.21	$62.54	$63.82

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated/Affiliated investments at value includes $113,696,861, $102,737,322, $325,049,098 and $183,007,148 of securities loaned for Janus Contrarian Fund, Janus Enterprise Fund, Janus Triton Fund and Janus Venture Fund, respectively. See Note 3 in Notes to Financial Statements.
(2)	Includes cost of $918,396, $244,469 and $87,551 for Janus Contrarian Fund, Janus Enterprise Fund and Janus Fund, respectively.
(3)	Proceeds of $39,257,002 for Janus Contrarian Fund.
(4)	Premiums of $3,312,111 for Janus Fund.
(5)	Net of foreign tax on investments of $198 for Janus Contrarian Fund.
(6)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(7)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

	Janus	Janus	Janus			Janus	Janus	Janus	Janus	Janus
	Balanced	Contrarian	Enterprise	Janus	Janus	Growth and	Research	Triton	Twenty	Venture
For the period ended March 31, 2014 (unaudited)	Fund	Fund	Fund	Forty Fund	Fund	Income Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest	$74,822,914	$–	$–	$–	$–	$4,188,748	$–	$–	$–	$–
Affiliated securities lending income, net	–	79,648	64,879	–	–	–	–	435,991	–	392,755
Dividends	63,777,682	13,374,755	6,618,161	9,525,957	37,145,458	53,461,402	22,729,399	6,500,500	71,819,372	6,182,160
Dividends from affiliates	58,908	17,107	51,964	4,949	18,918	23,371	7,982	3,552,563	95,347	44,377
Fee income	14,343	–	–	–	–	–	–	–	–	–
Other Income	2,346	2,762	–	12,309	18,086	198	15	26	184	–
Foreign tax withheld	(120,599)	(310,411)	(301,030)	(244,183)	(718,136)	(142,577)	(42,225)	(166,335)	–	(67,384)
Total Investment Income	138,555,594	13,163,861	6,433,974	9,299,032	36,464,326	57,531,142	22,695,171	10,322,745	71,914,903	6,551,908
Expenses:
Advisory fees	29,867,784	9,204,895	10,544,277	7,723,177	17,866,822	12,303,582	10,093,594	18,749,049	25,137,708	7,347,263
Internal servicing expense - Class A Shares	37,225	1,358	4,484	18,981	41,077	1,187	810	27,684	N/A	10,429
Internal servicing expense - Class C Shares	72,611	2,371	3,587	33,480	516	1,433	252	20,346	N/A	384
Internal servicing expense - Class I Shares	27,227	2,713	13,383	26,456	3,943	911	3,821	34,630	N/A	3,177
Shareholder reports expense	421,325	408,585	293,723	158,603	872,331	443,034	535,616	316,281	633,815	209,908
Transfer agent fees and expenses	229,148	414,159	281,830	26,548	782,028	453,861	520,565	180,293	672,494	158,678
Registration fees	184,579	129,682	114,874	91,533	102,823	95,975	79,571	168,361	45,909	82,255
Custodian fees	37,170	38,668	13,259	26,875	54,818	17,269	12,198	20,286	26,375	10,349
Professional fees	108,341	48,550	46,700	42,584	83,312	53,426	65,032	60,537	80,283	38,644
Non-interested Trustees’ fees and expenses	136,424	42,070	39,768	35,949	82,663	52,154	50,372	70,443	121,931	27,505
Short sales interest expense	–	2,814	–	–	–	–	–	–	–	–
Stock loan fees	–	10,760	–	–	–	–	–	–	–	–
Fund administration fees	543,051	172,928	164,754	155,567	372,859	205,060	198,159	292,954	480,856	114,801
Administrative services fees - Class D Shares	808,408	1,297,878	694,863	N/A	3,311,880	1,514,445	1,390,002	527,580	3,536,534	828,288
Administrative services fees - Class R Shares	360,535	2,347	80,175	198,261	4,534	3,422	N/A	174,510	N/A	N/A
Administrative services fees - Class S Shares	1,048,641	5,068	310,867	1,728,297	50,826	47,829	2,676	398,861	N/A	8,001
Administrative services fees - Class T Shares	5,273,163	1,406,228	1,427,996	42,838	2,128,127	1,815,362	1,787,560	2,813,584	4,653,614	886,942
Distribution fees and shareholder servicing fees - Class A Shares	1,007,438	38,558	125,775	481,817	16,072	34,173	22,545	757,378	N/A	61,612
Distribution fees and shareholder servicing fees - Class C Shares	3,974,181	128,126	191,364	1,664,884	25,776	73,840	14,274	1,032,184	N/A	28,768
Distribution fees and shareholder servicing fees - Class R Shares	718,099	4,551	160,349	396,025	9,068	6,845	N/A	349,020	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	1,048,641	5,068	310,867	1,728,297	50,826	47,829	2,676	398,861	N/A	8,001
Administrative, networking and omnibus fees - Class A Shares	513,262	18,353	124,720	313,513	14,944	11,278	12,173	746,397	N/A	55,472
Administrative, networking and omnibus fees - Class C Shares	426,653	22,059	31,307	266,306	4,213	10,837	1,858	200,772	N/A	4,028
Administrative, networking and omnibus fees - Class I Shares	323,745	30,026	214,435	434,226	89,124	26,644	85,766	835,437	N/A	66,015
Other expenses	386,169	120,299	109,956	116,963	268,308	143,824	133,970	214,735	311,427	88,161
Total Expenses	47,553,820	13,558,114	15,303,313	15,711,180	26,236,890	17,364,220	15,013,490	28,390,183	35,700,946	10,038,681
Less: Expense and Fee Offset	(1,025)	(653)	(549)	(400)	(1,075)	(733)	(823)	(888)	(939)	(346)
Less: Excess Expense Reimbursement	(163,365)	(91,469)	(88,010)	(655,846)	(244,572)	(113,051)	(116,629)	(97,052)	(294,083)	(52,061)
Net Expenses after Waivers and Expense Offsets	47,389,430	13,465,992	15,214,754	15,054,934	25,991,243	17,250,436	14,896,038	28,292,243	35,405,924	9,986,274
Net Investment Income/(Loss)	91,166,164	(302,131)	(8,780,780)	(5,755,902)	10,473,083	40,280,706	7,799,133	(17,969,498)	36,508,979	(3,434,366)
Net Realized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	104,282,421	372,600,876	125,121,853	560,367,486	819,701,738	92,721,009	275,693,086	149,893,642	818,385,423	105,526,272
Net realized gain/(loss) from investments in affiliates	–	–	–	–	–	–	–	(21,966,274)	–	2,543,590
Net realized loss from futures contracts	–	(7,481,642)	–	–	–	–	–	–	–	–
Net realized gain from short sales	–	8,614	–	–	–	–	–	–	–	–
Net realized gain from swap contracts	–	–	–	–	–	–	–	8,478,717	–	–
Net realized gain from written options contracts	–	4,702,013	–	–	2,540,794	–	–	–	–	–
Total Net Realized Gain/(Loss) on Investments	104,282,421	369,829,861	125,121,853	560,367,486	822,242,532	92,721,009	275,693,086	136,406,085	818,385,423	108,069,862

See Notes to Financial Statements.

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Statements of Operations  (continued)

	Janus	Janus	Janus			Janus	Janus	Janus	Janus	Janus
	Balanced	Contrarian	Enterprise	Janus	Janus	Growth and	Research	Triton	Twenty	Venture
For the period ended March 31, 2014 (unaudited)	Fund	Fund	Fund	Forty Fund	Fund	Income Fund	Fund	Fund	Fund	Fund

Change in Unrealized Net Appreciation/(Depreciation):
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	$605,193,050	$223,659,505	$204,234,632	$(308,781,676)	$(156,243,819)	$297,903,785	$202,870,061	$279,345,825	$30,198,041	$16,584,763
Change in unrealized net appreciation/(depreciation) of futures contracts	–	(6,357,762)	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of short sales	–	(2,090,502)	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of swap contracts	–	–	–	–	–	–	–	(807,662)	–	–
Change in unrealized net appreciation/(depreciation) of written options contracts	–	1,057,752	–	–	2,552,975	–	–	–	–	–
Total Change in Unrealized Net Appreciation/(Depreciation)	605,193,050	216,268,993	204,234,632	(308,781,676)	(153,690,844)	297,903,785	202,870,061	278,538,163	30,198,041	16,584,763
Net Increase in Net Assets Resulting from Operations	$800,641,635	$585,796,723	$320,575,705	$245,829,908	$679,024,771	$430,905,500	$486,362,280	$396,974,750	$885,092,443	$121,220,259

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the period ended March 31, 2014	Janus		Janus		Janus		Janus				Janus Growth and
(unaudited) and the year ended	Balanced Fund		Contrarian Fund		Enterprise Fund		Forty Fund		Janus Fund		Income Fund
September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Operations:
Net investment income/(loss)	$91,166,164	$163,769,209	$(302,131)	$10,702,940	$(8,780,780)	$9,639,277	$(5,755,902)	$24,328,134	$10,473,083	$64,448,645	$40,280,706	$81,062,531
Net realized gain/(loss) on investments	104,282,421	361,410,777	369,829,861	325,064,498	125,121,853	194,780,715	560,367,486	975,806,934	822,242,532	1,215,864,162	92,721,009	365,655,927
Change in unrealized net appreciation/(depreciation)	605,193,050	651,980,124	216,268,993	470,376,091	204,234,632	449,463,660	(308,781,676)	(376,581,910)	(153,690,844)	111,395,256	297,903,785	278,606,431
Net Increase in Net Assets Resulting from Operations	800,641,635	1,177,160,110	585,796,723	806,143,529	320,575,705	653,883,652	245,829,908	623,553,158	679,024,771	1,391,708,063	430,905,500	725,324,889
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(6,900,564)	(12,406,992)	(4,939)	(143,477)	–	–	(3,139,527)	(1,600,821)	–	(7,648,093)	(268,533)	(366,867)
Class C Shares	(4,179,505)	(6,806,049)	–	–	–	–	(474,345)	–	–	–	(84,825)	(129,668)
Class D Shares	(12,948,210)	(23,882,399)	(4,076,137)	(16,879,992)	(1,574,457)	–	N/A	N/A	(19,624,172)	(40,321,129)	(26,986,874)	(40,875,829)
Class I Shares	(11,198,922)	(26,922,708)	(312,235)	(477,663)	(1,226,479)	–	(8,593,212)	(6,548,757)	(593,856)	(1,229,099)	(496,194)	(484,472)
Class N Shares	(15,505,709)	(17,958,363)	N/A	N/A	(38,396)	–	(509,610)	(197,827)	(66,656)	(3,588,161)	N/A	N/A
Class R Shares	(1,930,279)	(3,723,025)	–	(701)	–	–	(753,082)	–	(2,106)	(1,568)	(22,150)	(33,541)
Class S Shares	(6,667,034)	(13,449,433)	–	(3,223)	–	–	(10,406,759)	(4,196,193)	(64,152)	(106,093)	(346,826)	(584,103)
Class T Shares	(38,989,118)	(70,255,325)	(1,515,990)	(6,903,335)	(1,154,367)	–	(330,275)	(300,941)	(5,280,453)	(9,186,893)	(15,118,973)	(23,657,724)
Net Realized Gain from Investment Transactions*
Class A Shares	(22,326,273)	(19,302,530)	–	–	(5,187,737)	(2,424,885)	(70,676,995)	–	(88,185)	–	–	–
Class C Shares	(22,100,124)	(16,349,997)	–	–	(2,057,270)	(880,537)	(64,091,310)	–	(25,299)	–	–	–
Class D Shares	(37,740,218)	(34,224,089)	–	–	(59,385,708)	(31,201,506)	N/A	N/A	(26,654,269)	–	–	–
Class I Shares	(30,277,961)	(59,384,036)	–	–	(27,253,992)	(12,508,555)	(140,020,751)	–	(715,340)	–	–	–
Class N Shares	(42,049,258)	(1,146,226)	N/A	N/A	(717,033)	(242,914)	(7,536,473)	–	(92,497)	–	N/A	N/A
Class R Shares	(8,020,188)	(7,217,511)	–	–	(3,334,026)	(1,636,504)	(29,361,579)	–	(17,718)	–	–	–
Class S Shares	(23,889,686)	(23,208,588)	–	–	(13,940,884)	(6,781,978)	(260,008,601)	–	(200,134)	–	–	–
Class T Shares	(117,336,667)	(105,253,993)	–	–	(59,092,470)	(28,587,181)	(6,842,546)	–	(8,242,065)	–	–	–
Net Decrease from Dividends and Distributions to Shareholders	(402,059,716)	(441,491,264)	(5,909,301)	(24,408,391)	(174,962,819)	(84,264,060)	(602,745,065)	(12,844,539)	(61,666,902)	(62,081,036)	(43,324,375)	(66,132,204)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

For the period ended March 31,	Janus		Janus		Janus		Janus				Janus Growth and
2014 (unaudited) and the	Balanced Fund		Contrarian Fund		Enterprise Fund		Forty Fund		Janus Fund		Income Fund
year ended September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Capital Share Transactions:
Shares Sold
Class A Shares	161,312,633	225,563,454	18,754,454	6,010,762	17,613,955	31,633,141	49,294,690	80,736,003	1,732,417	367,888,361	3,579,959	7,192,358
Class C Shares	182,622,252	204,183,748	8,459,317	1,732,347	5,357,188	10,176,699	37,153,317	28,172,896	358,854	897,655	998,872	2,612,102
Class D Shares	69,358,515	127,491,518	54,163,409	86,293,261	34,005,534	71,738,767	N/A	N/A	51,224,414	94,589,634	45,054,448	89,286,885
Class I Shares	277,467,435	417,555,819	69,246,967	40,689,995	68,623,450	114,344,632	128,373,427	239,233,134	10,794,885	16,624,007	18,232,877	8,775,252
Class N Shares	103,314,903	1,453,464,096	N/A	N/A	19,129,611	11,614,972	51,588,170	49,389,734	903,078	313,210,011	N/A	N/A
Class R Shares	45,298,336	92,653,636	764,049	292,318	14,683,571	22,165,017	15,322,075	24,884,525	609,119	955,228	196,778	542,620
Class S Shares	80,782,585	195,308,338	3,529,689	396,154	30,719,397	71,086,213	70,515,648	149,362,311	4,621,941	6,390,052	2,606,583	7,119,756
Class T Shares	522,865,842	756,498,391	216,439,281	198,043,513	125,546,874	199,197,891	8,690,272	23,576,515	75,924,820	127,801,367	111,831,122	128,531,737
Reinvested Dividends and Distributions
Class A Shares	24,473,233	26,542,829	4,784	127,027	3,951,671	1,979,101	60,863,618	1,280,471	81,516	7,638,073	261,262	355,710
Class C Shares	20,466,588	17,673,632	–	–	1,622,727	669,316	37,966,676	–	14,468	–	75,221	113,047
Class D Shares	49,798,312	57,020,138	4,000,437	16,565,821	59,992,505	30,725,230	N/A	N/A	44,826,283	38,989,913	26,351,655	39,901,176
Class I Shares	31,830,764	77,878,496	291,293	438,826	15,761,735	6,274,155	108,875,283	5,225,655	1,249,915	1,190,065	435,517	415,790
Class N Shares	57,554,967	19,104,588	N/A	N/A	755,429	242,914	8,046,083	197,827	159,153	3,588,161	N/A	N/A
Class R Shares	9,189,521	10,096,107	–	701	2,997,804	1,483,720	26,232,840	–	18,271	1,421	21,997	33,210
Class S Shares	30,509,865	36,621,281	–	3,223	13,900,200	6,757,295	268,748,610	4,169,789	262,629	105,470	345,764	581,850
Class T Shares	154,697,707	173,613,880	1,487,245	6,752,191	59,272,086	28,146,179	7,164,719	300,883	13,137,853	8,879,562	14,668,269	22,952,445
Shares Repurchased
Class A Shares	(134,770,985)	(196,667,787)	(3,758,439)	(11,457,608)	(18,699,466)	(27,000,851)	(104,419,861)	(188,056,597)	(3,727,742)	(1,655,852,851)	(3,239,155)	(11,236,570)
Class C Shares	(56,963,090)	(97,840,380)	(2,143,437)	(5,357,740)	(4,035,715)	(6,209,005)	(42,289,769)	(98,161,617)	(561,899)	(2,169,093)	(1,209,867)	(2,782,713)
Class D Shares	(72,970,558)	(147,127,134)	(109,068,113)	(228,433,931)	(59,543,453)	(119,807,782)	N/A	N/A	(237,300,350)	(479,064,733)	(119,894,869)	(241,879,119)
Class I Shares	(132,801,083)	(1,548,424,019)	(11,313,462)	(19,247,566)	(60,506,531)	(83,972,264)	(309,681,558)	(637,725,733)	(20,655,243)	(43,029,319)	(5,754,563)	(6,547,724)
Class N Shares	(128,229,995)	(188,838,992)	N/A	N/A	(1,602,361)	(3,998,658)	(7,876,589)	(32,563,965)	(9,490,007)	(361,892,699)	N/A	N/A
Class R Shares	(50,901,900)	(78,412,160)	(351,999)	(1,027,767)	(11,949,429)	(22,165,001)	(34,810,823)	(72,775,272)	(605,636)	(600,912)	(298,365)	(711,573)
Class S Shares	(143,917,248)	(246,372,959)	(352,546)	(1,478,408)	(92,702,265)	(65,874,855)	(350,774,188)	(692,732,168)	(9,044,407)	(16,335,984)	(7,523,063)	(13,856,368)
Class T Shares	(399,849,526)	(787,470,776)	(109,509,247)	(235,300,452)	(104,363,548)	(181,014,245)	(21,888,082)	(49,551,455)	(168,438,636)	(737,601,328)	(142,878,888)	(323,812,325)
Net Increase/(Decrease) from Capital Share Transactions	701,139,073	600,115,744	140,643,682	(144,957,333)	120,530,969	98,192,581	7,094,558	(1,165,037,064)	(243,904,304)	(2,307,797,939)	(56,138,446)	(292,412,454)
Net Increase/(Decrease) in Net Assets	1,099,720,992	1,335,784,590	720,531,104	636,777,805	266,143,855	667,812,173	(349,820,599)	(554,328,445)	373,453,565	(978,170,912)	331,442,679	366,780,231
Net Assets:
Beginning of period	10,258,874,476	8,923,089,886	3,098,621,394	2,461,843,589	3,119,205,374	2,451,393,201	3,174,755,764	3,729,084,209	7,132,753,321	8,110,924,233	3,924,366,203	3,557,585,972
End of period	$11,358,595,468	$10,258,874,476	$3,819,152,498	$3,098,621,394	$3,385,349,229	$3,119,205,374	$2,824,935,165	$3,174,755,764	$7,506,206,886	$7,132,753,321	$4,255,808,882	$3,924,366,203

Undistributed Net Investment Income/(Loss)*	$3,853,009	$11,006,186	$(5,766,100)	$445,332	$(8,840,611)	$3,933,868	$(5,816,363)	$24,146,349	$10,337,758	$25,496,070	$5,592,177	$8,635,846

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Values have been adjusted to conform with current year presentation.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Research		Janus Triton		Janus Twenty		Janus Venture
For the period ended March 31, 2014 (unaudited) and the year	Fund		Fund		Fund		Fund
ended September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Operations:
Net investment income/(loss)	$7,799,133	$29,219,156	$(17,969,498)	$12,975,074	$36,508,979	$65,109,178	$(3,434,366)	$5,332,886
Net realized gain/(loss) on investments	275,693,086	331,566,465	136,406,085	239,006,998	818,385,423	2,084,767,034	108,069,862	323,538,490
Change in unrealized net appreciation/(depreciation)	202,870,061	371,073,743	278,538,163	1,002,057,353	30,198,041	(604,714,929)	16,584,763	269,341,187
Net Increase in Net Assets Resulting from Operations	486,362,280	731,859,364	396,974,750	1,254,039,425	885,092,443	1,545,161,283	121,220,259	598,212,563
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(58,429)	(60,502)	–	(298,607)	N/A	N/A	–	–
Class C Shares	–	–	–	–	N/A	N/A	–	–
Class D Shares	(10,495,368)	(14,557,374)	–	(1,696,295)	(35,971,282)	(41,488,609)	–	–
Class I Shares	(781,633)	(952,530)	–	(3,353,989)	N/A	N/A	–	–
Class N Shares	(280,488)	(445,067)	–	(275,648)	N/A	N/A	–	–
Class R Shares	N/A	N/A	–	–	N/A	N/A	N/A	N/A
Class S Shares	(15,266)	(2,825)	–	(164,759)	N/A	N/A	–	–
Class T Shares	(5,771,137)	(8,578,117)	–	(2,885,948)	(19,549,723)	(23,330,062)	–	–
Net Realized Gain from Investment Transactions*
Class A Shares	(53,963)	–	(23,023,900)	(17,285,373)	N/A	N/A	(7,243,110)	(24,863,996)
Class C Shares	(8,830)	–	(8,454,935)	(5,914,215)	N/A	N/A	(862,562)	(63,878)
Class D Shares	(7,026,338)	–	(32,997,488)	(27,941,314)	(1,335,477,342)	–	(203,840,778)	(113,402,747)
Class I Shares	(456,215)	–	(49,639,274)	(41,452,970)	N/A	N/A	(20,128,824)	(5,452,003)
Class N Shares	(149,008)	–	(4,806,746)	(2,757,263)	N/A	N/A	(1,039,789)	(547,406)
Class R Shares	N/A	N/A	(5,279,922)	(2,343,243)	N/A	N/A	N/A	N/A
Class S Shares	(9,466)	–	(12,053,837)	(6,878,149)	N/A	N/A	(919,357)	(83,120)
Class T Shares	(4,339,320)	–	(84,421,860)	(66,050,589)	(847,822,924)	–	(103,805,136)	(57,540,612)
Net Decrease from Dividends and Distributions to Shareholders	(29,445,461)	(24,596,415)	(220,677,962)	(179,298,362)	(2,238,821,271)	(64,818,671)	(337,839,556)	(201,953,762)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Janus Research		Janus Triton		Janus Twenty		Janus Venture
For the period ended March 31, 2014 (unaudited) and	Fund		Fund		Fund		Fund
the year ended September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Capital Share Transactions:
Shares Sold
Class A Shares	3,040,576	4,801,162	102,095,300	320,926,194	N/A	N/A	12,174,463	97,239,431
Class C Shares	490,028	724,114	31,476,614	84,782,272	N/A	N/A	2,932,622	3,680,688
Class D Shares	45,751,333	65,474,984	90,440,154	184,312,754	59,877,858	100,175,892	56,094,439	76,444,819
Class I Shares	12,956,206	52,078,884	220,075,635	729,080,202	N/A	N/A	33,866,929	93,670,253
Class N Shares	16,073,314	33,284,846	32,673,535	81,767,226	N/A	N/A	1,342,721	2,028,621
Class R Shares	N/A	N/A	35,638,868	81,499,651	N/A	N/A	N/A	N/A
Class S Shares	2,255,832	213,041	69,346,662	192,671,092	N/A	N/A	1,297,063	6,869,130
Class T Shares	74,797,476	130,454,612	327,112,393	846,757,462	136,934,411	284,062,696	186,904,627	325,273,336
Reinvested Dividends and Distributions
Class A Shares	111,465	59,648	19,507,920	14,859,933	N/A	N/A	7,237,855	24,767,413
Class C Shares	8,663	–	6,718,282	4,392,910	N/A	N/A	858,572	62,713
Class D Shares	17,208,136	14,311,658	32,616,963	29,272,271	1,335,331,453	40,346,270	196,581,536	109,207,876
Class I Shares	1,048,401	802,456	43,358,892	32,947,389	N/A	N/A	19,123,185	5,427,821
Class N Shares	429,496	445,067	4,748,319	2,978,550	N/A	N/A	1,039,789	547,406
Class R Shares	N/A	N/A	4,498,747	1,797,017	N/A	N/A	N/A	N/A
Class S Shares	24,732	2,825	11,838,549	6,910,717	N/A	N/A	919,357	83,120
Class T Shares	9,952,876	8,452,808	83,819,214	68,447,399	853,100,342	22,978,037	101,318,138	56,375,221
Shares Repurchased
Class A Shares	(1,631,259)	(4,556,258)	(123,895,075)	(201,368,386)	N/A	N/A	(6,290,018)	(326,913,645)
Class C Shares	(148,733)	(670,025)	(25,407,291)	(40,277,453)	N/A	N/A	(638,591)	(160,758)
Class D Shares	(97,927,217)	(201,894,196)	(87,188,784)	(157,283,305)	(250,263,001)	(513,618,848)	(74,399,329)	(119,507,340)
Class I Shares	(37,649,128)	(41,638,224)	(388,077,083)	(520,411,588)	N/A	N/A	(25,401,071)	(20,026,093)
Class N Shares	(2,963,414)	(42,572,886)	(14,336,856)	(41,550,908)	N/A	N/A	(2,394,780)	(775,389)
Class R Shares	N/A	N/A	(19,796,272)	(20,247,791)	N/A	N/A	N/A	N/A
Class S Shares	(268,368)	(64,101)	(55,435,994)	(72,560,868)	N/A	N/A	(1,649,955)	(1,600,066)
Class T Shares	(109,783,757)	(417,054,943)	(327,539,137)	(571,739,113)	(492,203,703)	(760,926,697)	(107,673,397)	(355,098,654)
Net Increase/(Decrease) from Capital Share Transactions	(66,223,342)	(397,344,528)	74,289,555	1,057,963,627	1,642,777,360	(826,982,650)	403,244,155	(22,404,097)
Net Increase in Net Assets	390,693,477	309,918,421	250,586,343	2,132,704,690	289,048,532	653,359,962	186,624,858	373,854,704
Net Assets:
Beginning of period	3,699,035,249	3,389,116,828	5,602,801,913	3,470,097,223	9,194,751,365	8,541,391,403	2,168,780,959	1,794,926,255
End of period	$4,089,728,726	$3,699,035,249	$5,853,388,256	$5,602,801,913	$9,483,799,897	$9,194,751,365	$2,355,405,817	$2,168,780,959

Undistributed Net Investment Income/(Loss)*	$7,728,640	$17,331,828	$(28,784,509)	$(10,815,011)	$12,773,562	$31,785,588	$(3,475,878)	$(41,512)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Values have been adjusted to conform with current year presentation.

See Notes to Financial Statements.

118 | MARCH 31, 2014

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Financial Highlights

Class A Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$29.11	$27.01	$23.19	$25.10	$23.43	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.24	0.51	0.50	0.51	0.56	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	1.98	2.90	4.22	(1.14)	1.60	2.28
Total from Investment Operations	2.22	3.41	4.72	(0.63)	2.16	2.23
Less Distributions and Other:
Dividends (from net investment income)*	(0.26)	(0.50)	(0.49)	(0.50)	(0.49)	(0.11)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.12)	(1.31)	(0.90)	(1.28)	(0.49)	(0.11)
Net Asset Value, End of Period	$30.21	$29.11	$27.01	$23.19	$25.10	$23.43
Total Return**	7.71%	13.12%	20.70%	(2.85)%	9.30%	10.43%
Net Assets, End of Period (in thousands)	$846,151	$765,049	$656,171	$526,178	$513,494	$314,935
Average Net Assets for the Period (in thousands)	$808,165	$690,266	$610,115	$566,145	$436,234	$288,992
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	0.94%	0.98%	0.91%	0.93%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	0.94%	0.98%	0.91%	0.93%	0.89%
Ratio of Net Investment Income to Average Net Assets***	1.58%	1.66%	1.87%	2.03%	2.37%	2.35%
Portfolio Turnover Rate	32%	78%	84%	94%	76%	158%

Class A Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Contrarian Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.48	$13.91	$11.29	$13.97	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.03	0.01	0.04	(0.06)	0.01	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	3.45	4.65	2.58	(2.60)	2.28	1.28
Total from Investment Operations	3.48	4.66	2.62	(2.66)	2.29	1.26
Less Distributions:
Dividends (from net investment income)*	–(3)	(0.09)	–	(0.02)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	(0.09)	–	(0.02)	–	–
Net Asset Value, End of Period	$21.96	$18.48	$13.91	$11.29	$13.97	$11.68
Total Return**	18.85%	33.67%	23.21%	(19.09)%	19.61%	12.09%
Net Assets, End of Period (in thousands)	$45,161	$25,397	$23,930	$33,491	$73,013	$68,166
Average Net Assets for the Period (in thousands)	$30,931	$24,023	$28,841	$64,181	$72,658	$76,549
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	0.85%	0.91%	0.90%	1.06%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	0.85%	0.91%	0.90%	1.06%	1.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	0.22%	0.50%	0.30%	0.11%	(0.36)%
Portfolio Turnover Rate	29%	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

120 | MARCH 31, 2014

Class A Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30 and	Janus Enterprise Fund
the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$79.08	$64.53	$52.43	$52.14	$42.46	$36.63
Income from Investment Operations:
Net investment income/(loss)	(0.30)	0.12	(0.27)	(0.12)	(0.11)	–(3)
Net gain on investments (both realized and unrealized)	8.16	16.70	12.37	0.41	9.79	5.83
Total from Investment Operations	7.86	16.82	12.10	0.29	9.68	5.83
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.34)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$82.60	$79.08	$64.53	$52.43	$52.14	$42.46
Total Return**	10.25%	26.78%	23.08%	0.56%	22.80%	15.92%
Net Assets, End of Period (in thousands)	$101,400	$93,983	$70,811	$61,773	$75,980	$74,709
Average Net Assets for the Period (in thousands)	$100,897	$80,016	$69,350	$77,990	$76,703	$79,792
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.16%	1.12%	1.23%	1.05%	1.15%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.16%	1.09%	1.17%	1.04%	1.15%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.77)%	0.18%	(0.39)%	(0.45)%	(0.41)%	(0.23)%
Portfolio Turnover Rate	10%	17%	14%	19%	22%	41%

Class A Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period
ended September 30 and the year ended July 31,	Janus Forty Fund
2009	2014	2013	2012	2011	2010	2009(4)	2009(5)

Net Asset Value, Beginning of Period	$45.79	$38.43	$29.11	$31.00	$30.52	$29.27	$39.79
Income from Investment Operations:
Net investment income/(loss)	(0.08)	0.53	0.35	0.34	0.12	0.01	0.03
Net gain/(loss) on investments (both realized and unrealized)	3.55	6.98	9.12	(2.23)	0.36	1.24	(9.30)
Total from Investment Operations	3.47	7.51	9.47	(1.89)	0.48	1.25	(9.27)
Less Distributions and Other:
Dividends (from net investment income)*	(0.39)	(0.15)	(0.15)	–	–	–	–
Distributions (from capital gains)*	(8.76)	–	–	–	–	–	(1.25)
Return of capital	N/A	N/A	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(9.15)	(0.15)	(0.15)	–	–	–	(1.25)
Net Asset Value, End of Period	$40.11	$45.79	$38.43	$29.11	$31.00	$30.52	$29.27
Total Return**	7.93%	19.61%	32.66%	(6.10)%	1.57%	4.27%	(22.29)%
Net Assets, End of Period (in thousands)	$353,234	$390,945	$425,598	$452,606	$854,798	$1,440,986	$1,328,541
Average Net Assets for the Period (in thousands)	$386,512	$409,492	$437,738	$741,870	$956,800	$1,373,788	$1,060,695
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	0.86%	1.00%	0.97%	1.09%	0.97%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	0.84%	0.88%	0.97%	1.03%	0.97%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.37)%	0.71%	0.41%	0.35%	(0.17)%	(0.61)%	(0.11)%(6)
Portfolio Turnover Rate	33%	43%	9%	51%	40%	4%	53%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.
(4)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(5)	Period from August 1, 2008 through July 31, 2009.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 121

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$37.33	$31.74	$25.33	$26.81	$23.96	$20.86
Income from Investment Operations:
Net investment income/(loss)	(0.90)	(7.61)	0.11	0.11	0.05	0.01
Net gain/(loss) on investments (both realized and unrealized)	4.42	13.41	6.44	(1.45)	2.83	3.09
Total from Investment Operations	3.52	5.80	6.55	(1.34)	2.88	3.10
Less Distributions:
Dividends (from net investment income)*	–	(0.21)	(0.14)	(0.14)	(0.03)	–
Distributions (from capital gains)*	(0.19)	–	–	–	–	–
Total Distributions	(0.19)	(0.21)	(0.14)	(0.14)	(0.03)	–
Net Asset Value, End of Period	$40.66	$37.33	$31.74	$25.33	$26.81	$23.96
Total Return**	9.46%	18.39%	25.96%	(5.08)%	12.03%	14.86%
Net Assets, End of Period (in thousands)	$17,183	$17,579	$1,117,172	$851,546	$383,332	$4,237
Average Net Assets for the Period (in thousands)	$17,872	$982,481	$986,388	$640,709	$159,151	$5,256
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.33%	0.99%	1.02%	1.07%	1.22%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	0.95%	0.89%	0.98%	1.06%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.04)%	0.65%	0.48%	0.41%	0.42%	0.09%
Portfolio Turnover Rate	34%	46%	46%	90%	40%	60%

Class A Shares

For a share outstanding during the period ended March 31, 2014	Janus Growth and
(unaudited), each year or period ended September 30 and the	Income Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$40.97	$34.28	$26.25	$28.50	$26.47	$23.24
Income from Investment Operations:
Net investment income	0.40	0.70	0.34	0.27	0.25	0.03
Net gain/(loss) on investments (both realized and unrealized)	4.11	6.62	8.04	(2.25)	2.03	3.23
Total from Investment Operations	4.51	7.32	8.38	(1.98)	2.28	3.26
Less Distributions:
Dividends (from net investment income)*	(0.43)	(0.63)	(0.35)	(0.27)	(0.25)	(0.03)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.43)	(0.63)	(0.35)	(0.27)	(0.25)	(0.03)
Net Asset Value, End of Period	$45.05	$40.97	$34.28	$26.25	$28.50	$26.47
Total Return**	11.04%	21.56%	32.02%	(7.08)%	8.68%	14.02%
Net Assets, End of Period (in thousands)	$28,916	$25,749	$25,678	$20,936	$18,894	$19,157
Average Net Assets for the Period (in thousands)	$27,413	$22,648	$22,087	$22,536	$18,803	$19,612
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.98%	0.97%	1.00%	0.96%	1.04%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	0.96%	0.97%	0.94%	1.00%	0.98%
Ratio of Net Investment Income to Average Net Assets***	1.84%	2.08%	1.24%	0.92%	0.99%	0.31%
Portfolio Turnover Rate	11%	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

122 | MARCH 31, 2014

Class A Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Research Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$39.09	$31.97	$25.85	$26.30	$22.49	$19.41
Income from Investment Operations:
Net investment income	0.05	0.19	0.10	0.19	0.09	0.02
Net gain/(loss) on investments (both realized and unrealized)	5.08	7.09	6.22	(0.47)	3.80	3.06
Total from Investment Operations	5.13	7.28	6.32	(0.28)	3.89	3.08
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.16)	(0.20)	(0.17)	(0.08)	–
Distributions (from capital gains)*	(0.13)	–	–	–	–	–
Total Distributions	(0.27)	(0.16)	(0.20)	(0.17)	(0.08)	–
Net Asset Value, End of Period	$43.95	$39.09	$31.97	$25.85	$26.30	$22.49
Total Return**	13.16%	22.86%	24.59%	(1.14)%	17.31%	15.87%
Net Assets, End of Period (in thousands)	$19,786	$16,229	$13,144	$10,941	$1,805	$88
Average Net Assets for the Period (in thousands)	$18,085	$13,861	$12,582	$6,469	$700	$24
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.96%	1.09%	0.90%	1.06%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.96%	1.09%	0.90%	1.06%	1.17%
Ratio of Net Investment Income to Average Net Assets***	0.20%	0.62%	0.35%	0.49%	0.35%	0.02%
Portfolio Turnover Rate	24%	45%	64%	88%	69%	83%

Class A Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Triton Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.43	$18.03	$14.84	$14.67	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	(0.10)	0.02	(0.06)	(0.01)	(0.01)	0.03
Net gain on investments (both realized and unrealized)	1.65	5.24	3.85	0.49	3.10	1.31
Total from Investment Operations	1.55	5.26	3.79	0.48	3.09	1.34
Less Distributions:
Dividends (from net investment income)*	–	(0.01)	–	–	(0.02)	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.89)	(0.86)	(0.60)	(0.31)	(0.02)	–
Net Asset Value, End of Period	$23.09	$22.43	$18.03	$14.84	$14.67	$11.60
Total Return**	7.00%	30.43%	26.04%	3.05%	26.64%	13.06%
Net Assets, End of Period (in thousands)	$596,929	$581,387	$334,176	$151,623	$40,333	$13,610
Average Net Assets for the Period (in thousands)	$607,567	$478,210	$254,283	$123,437	$23,711	$11,470
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.11%	1.13%	1.01%	1.07%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.11%	1.13%	1.01%	1.07%	1.33%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.83)%	0.09%	(0.31)%	(0.26)%	(0.32)%	0.99%
Portfolio Turnover Rate	10%	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Growth & Core Funds | 123

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and	Janus Venture Fund
each year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$70.71	$60.33	$50.20	$60.66
Income from Investment Operations:
Net investment income/(loss)	(0.07)	(0.42)	(0.11)	0.04
Net gain/(loss) on investments (both realized and unrealized)	3.74	17.45	14.32	(10.50)
Total from Investment Operations	3.67	17.03	14.21	(10.46)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	(4.08)	–
Total Distributions	(10.94)	(6.65)	(4.08)	–
Net Asset Value, End of Period	$63.44	$70.71	$60.33	$50.20
Total Return**	5.46%	31.76%	29.59%	(17.24)%
Net Assets, End of Period (in thousands)	$52,535	$44,205	$209,254	$349
Average Net Assets for the Period (in thousands)	$49,425	$243,045	$31,344	$217
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.20%	1.14%	1.08%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%	1.14%	1.08%	1.03%
Ratio of Net Investment Loss to Average Net Assets***	(0.62)%	(0.04)%	(0.48)%	(0.23)%
Portfolio Turnover Rate	19%	92%	51%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

124 | MARCH 31, 2014

Class C Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$29.00	$26.93	$23.15	$25.08	$23.40	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.15	0.32	0.31	0.33	0.39	(0.09)
Net gain/(loss) on investments (both realized and unrealized)	1.94	2.88	4.22	(1.15)	1.61	2.25
Total from Investment Operations	2.09	3.20	4.53	(0.82)	2.00	2.16
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.32)	(0.34)	(0.33)	(0.32)	(0.07)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.01)	(1.13)	(0.75)	(1.11)	(0.32)	(0.07)
Net Asset Value, End of Period	$30.08	$29.00	$26.93	$23.15	$25.08	$23.40
Total Return**	7.30%	12.30%	19.84%	(3.57)%	8.58%	10.13%
Net Assets, End of Period (in thousands)	$882,842	$708,673	$538,591	$435,691	$412,414	$248,071
Average Net Assets for the Period (in thousands)	$797,020	$597,677	$491,552	$463,476	$343,327	$208,912
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.71%	1.70%	1.72%	1.65%	1.64%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.71%	1.70%	1.72%	1.65%	1.63%	1.69%
Ratio of Net Investment Income to Average Net Assets***	0.85%	0.90%	1.13%	1.29%	1.66%	1.54%
Portfolio Turnover Rate	32%	78%	84%	94%	76%	158%

Class C Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Contrarian Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.01	$13.59	$11.12	$13.84	$11.65	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.15	(0.28)	(0.36)	(0.34)	(0.10)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	3.15	4.70	2.83	(2.38)	2.29	1.28
Total from Investment Operations	3.30	4.42	2.47	(2.72)	2.19	1.23
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$21.31	$18.01	$13.59	$11.12	$13.84	$11.65
Total Return**	18.32%	32.52%	22.21%	(19.65)%	18.80%	11.80%
Net Assets, End of Period (in thousands)	$31,638	$21,162	$19,148	$26,153	$63,203	$64,036
Average Net Assets for the Period (in thousands)	$25,696	$20,204	$22,509	$52,601	$65,635	$67,507
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.77%	1.70%	1.75%	1.62%	1.85%	2.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.77%	1.70%	1.70%	1.62%	1.85%	2.09%
Ratio of Net Investment Loss to Average Net Assets***	(1.01)%	(0.62)%	(0.29)%	(0.43)%	(0.69)%	(1.12)%
Portfolio Turnover Rate	29%	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Growth & Core Funds | 125

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Enterprise Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$76.52	$62.98	$51.56	$51.65	$42.36	$36.63
Income from Investment Operations:
Net investment loss	(0.40)	(0.14)	(0.73)	(0.61)	(0.48)	(0.10)
Net gain on investments (both realized and unrealized)	7.71	15.95	12.15	0.52	9.77	5.83
Total from Investment Operations	7.31	15.81	11.42	(0.09)	9.29	5.73
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.34)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$79.49	$76.52	$62.98	$51.56	$51.65	$42.36
Total Return**	9.86%	25.81%	22.15%	(0.17)%	21.93%	15.64%
Net Assets, End of Period (in thousands)	$40,142	$35,702	$25,271	$21,194	$23,449	$21,706
Average Net Assets for the Period (in thousands)	$38,378	$29,470	$24,529	$25,691	$22,965	$21,146
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.86%	1.86%	1.96%	1.77%	1.96%	2.39%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.86%	1.85%	1.92%	1.77%	1.93%	1.94%
Ratio of Net Investment Loss to Average Net Assets***	(1.47)%	(0.59)%	(1.13)%	(1.18)%	(1.18)%	(0.98)%
Portfolio Turnover Rate	10%	17%	14%	19%	22%	41%

Class C Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period ended	Janus Forty Fund
September 30 and the year ended July 31, 2009	2014	2013	2012	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$43.19	$36.40	$27.65	$29.69	$29.44	$28.27	$38.78
Income from Investment Operations:
Net investment loss	(0.01)	(0.36)	(0.46)	(0.46)	(0.16)	(0.01)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	3.11	7.15	9.21	(1.58)	0.41	1.18	(9.16)
Total from Investment Operations	3.10	6.79	8.75	(2.04)	0.25	1.17	(9.26)
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	–	–	–	–	–	–
Distributions (from capital gains)*	(8.76)	–	–	–	–	–	(1.25)
Return of capital	N/A	N/A	N/A	N/A	N/A	N/A	–(5)
Total Distributions and Other	(8.82)	–	–	–	–	–	(1.25)
Net Asset Value, End of Period	$37.47	$43.19	$36.40	$27.65	$29.69	$29.44	$28.27
Total Return**	7.50%	18.65%	31.65%	(6.87)%	0.85%	4.14%	(22.87)%
Net Assets, End of Period (in thousands)	$319,633	$327,004	$341,806	$354,291	$612,674	$542,666	$488,278
Average Net Assets for the Period (in thousands)	$333,892	$324,884	$354,737	$548,885	$613,080	$512,462	$386,072
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.72%	1.65%	1.71%	1.77%	1.85%	1.75%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.72%	1.63%	1.62%	1.77%	1.78%	1.75%	1.68%
Ratio of Net Investment Loss to Average Net Assets***	(1.12)%	(0.07)%	(0.34)%	(0.44)%	(1.00)%	(1.40)%	(0.87)%(6)
Portfolio Turnover Rate	33%	43%	9%	51%	40%	4%	53%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Loss to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

126 | MARCH 31, 2014

Class C Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the period	Janus Fund
ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$36.88	$31.32	$25.06	$26.59	$23.90	$20.86
Income from Investment Operations:
Net investment loss	(0.17)	(0.24)	(0.14)	(0.14)	(0.13)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	3.50	5.80	6.40	(1.39)	2.82	3.09
Total from Investment Operations	3.33	5.56	6.26	(1.53)	2.69	3.04
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(0.19)	–	–	–	–	–
Total Distributions	(0.19)	–	–	–	–	–
Net Asset Value, End of Period	$40.02	$36.88	$31.32	$25.06	$26.59	$23.90
Total Return**	9.06%	17.75%	24.98%	(5.75)%	11.26%	14.57%
Net Assets, End of Period (in thousands)	$5,226	$4,998	$5,498	$4,599	$5,687	$5,443
Average Net Assets for the Period (in thousands)	$5,169	$4,814	$5,620	$5,722	$5,919	$5,221
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%	1.67%	1.69%	1.70%	1.96%	1.89%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.70%	1.63%	1.64%	1.70%	1.78%	1.78%
Ratio of Net Investment Loss to Average Net Assets***	(0.73)%	(0.09)%	(0.29)%	(0.32)%	(0.48)%	(0.69)%
Portfolio Turnover Rate	34%	46%	46%	90%	40%	60%

Class C Shares

For a share outstanding during the period ended March 31, 2014	Janus Growth and
(unaudited), each year or period ended September 30 and the	Income Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$40.70	$34.13	$26.16	$28.43	$26.42	$23.24
Income from Investment Operations:
Net investment income/(loss)	0.22	0.36	0.11	0.07	0.06	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	4.08	6.60	8.00	(2.28)	2.05	3.21
Total from Investment Operations	4.30	6.96	8.11	(2.21)	2.11	3.18
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.39)	(0.14)	(0.06)	(0.10)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.25)	(0.39)	(0.14)	(0.06)	(0.10)	–
Net Asset Value, End of Period	$44.75	$40.70	$34.13	$26.16	$28.43	$26.42
Total Return**	10.58%	20.53%	31.03%	(7.80)%	8.00%	13.68%
Net Assets, End of Period (in thousands)	$15,215	$13,964	$11,850	$10,060	$4,824	$4,760
Average Net Assets for the Period (in thousands)	$14,809	$12,399	$11,477	$9,952	$4,999	$4,673
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.81%	1.82%	1.85%	1.70%	1.82%	2.08%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.81%	1.80%	1.72%	1.70%	1.74%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.00%	1.23%	0.50%	0.17%	0.28%	(0.43)%
Portfolio Turnover Rate	11%	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Growth & Core Funds | 127

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Research Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.35	$31.45	$25.49	$26.08	$22.44	$19.41
Income from Investment Operations:
Net investment income/(loss)	(0.08)	(0.07)	(0.06)	0.09	(0.03)	0.01
Net gain/(loss) on investments (both realized and unrealized)	4.96	6.97	6.08	(0.57)	3.73	3.02
Total from Investment Operations	4.88	6.90	6.02	(0.48)	3.70	3.03
Less Distributions:
Dividends (from net investment income)*	–	–	(0.06)	(0.11)	(0.06)	–
Distributions (from capital gains)*	(0.13)	–	–	–	–	–
Total Distributions	(0.13)	–	(0.06)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$43.10	$38.35	$31.45	$25.49	$26.08	$22.44
Total Return**	12.74%	21.94%	23.64%	(1.89)%	16.50%	15.61%
Net Assets, End of Period (in thousands)	$3,165	$2,498	$2,028	$1,127	$176	$69
Average Net Assets for the Period (in thousands)	$2,863	$2,130	$1,635	$820	$133	$25
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%	1.72%	1.82%	1.67%	1.81%	1.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.70%	1.72%	1.82%	1.67%	1.81%	1.89%
Ratio of Net Investment Loss to Average Net Assets***	(0.55)%	(0.14)%	(0.38)%	(0.28)%	(0.26)%	(0.47)%
Portfolio Turnover Rate	24%	45%	64%	88%	69%	83%

Class C Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Triton Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$21.79	$17.65	$14.64	$14.60	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	(0.14)	(0.06)	(0.13)	(0.06)	(0.06)	–(3)
Net gain on investments (both realized and unrealized)	1.56	5.05	3.74	0.41	3.06	1.34
Total from Investment Operations	1.42	4.99	3.61	0.35	3.00	1.34
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Net Asset Value, End of Period	$22.32	$21.79	$17.65	$14.64	$14.60	$11.60
Total Return**	6.60%	29.48%	25.14%	2.16%	25.86%	13.06%
Net Assets, End of Period (in thousands)	$220,365	$202,466	$117,035	$61,322	$15,778	$6,018
Average Net Assets for the Period (in thousands)	$216,888	$160,080	$88,869	$49,099	$9,957	$4,585
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.84%	1.85%	1.94%	1.80%	1.79%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.84%	1.85%	1.94%	1.80%	1.79%	2.07%
Ratio of Net Investment Loss to Average Net Assets***	(1.48)%	(0.64)%	(1.12)%	(1.05)%	(1.03)%	(0.02)%
Portfolio Turnover Rate	10%	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

128 | MARCH 31, 2014

Class C Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Janus Venture Fund
year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$69.27	$59.57	$49.97	$60.66
Income from Investment Operations:
Net investment income/(loss)	(0.25)	0.07	(0.14)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	3.63	16.28	13.82	(10.61)
Total from Investment Operations	3.38	16.35	13.68	(10.69)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	(4.08)	–
Total Distributions	(10.94)	(6.65)	(4.08)	–
Net Asset Value, End of Period	$61.71	$69.27	$59.57	$49.97
Total Return**	5.13%	30.95%	28.62%	(17.62)%
Net Assets, End of Period (in thousands)	$7,000	$4,469	$413	$36
Average Net Assets for the Period (in thousands)	$5,772	$1,655	$108	$15
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.84%	1.80%	1.75%	3.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.84%	1.80%	1.75%	2.11%
Ratio of Net Investment Loss to Average Net Assets***	(1.25)%	(0.51)%	(1.11)%	(1.47)%
Portfolio Turnover Rate	19%	92%	51%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Growth & Core Funds | 129

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31,	Janus Balanced Fund
2014 (unaudited) and each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$29.15	$27.03	$23.19	$25.10	$24.09
Income from Investment Operations:
Net investment income	0.27	0.56	0.56	0.56	0.41
Net gain/(loss) on investments (both realized and unrealized)	1.98	2.92	4.23	(1.15)	1.03
Total from Investment Operations	2.25	3.48	4.79	(0.59)	1.44
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.55)	(0.54)	(0.54)	(0.43)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–
Total Distributions	(1.15)	(1.36)	(0.95)	(1.32)	(0.43)
Net Asset Value, End of Period	$30.25	$29.15	$27.03	$23.19	$25.10
Total Return**	7.82%	13.40%	21.03%	(2.69)%	6.04%
Net Assets, End of Period (in thousands)	$1,384,707	$1,288,565	$1,157,251	$962,089	$983,757
Average Net Assets for the Period (in thousands)	$1,351,048	$1,212,029	$1,089,153	$1,039,223	$960,754
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%	0.73%	0.72%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.73%	0.72%	0.72%	0.73%
Ratio of Net Investment Income to Average Net Assets***	1.81%	1.87%	2.13%	2.22%	2.72%
Portfolio Turnover Rate	32%	78%	84%	94%	76%

Class D Shares

For a share outstanding during the period ended March 31,
2014 (unaudited) and each year or period ended	Janus Contrarian Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$18.53	$13.98	$11.32	$14.01	$12.96
Income from Investment Operations:
Net investment income/(loss)	–(2)	0.07	0.12	0.01	0.05
Net gain/(loss) on investments (both realized and unrealized)	3.51	4.63	2.54	(2.66)	1.00
Total from Investment Operations	3.51	4.70	2.66	(2.65)	1.05
Less Distributions:
Dividends (from net investment income)*	(0.04)	(0.15)	–(2)	(0.04)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.04)	(0.15)	–	(0.04)	–
Net Asset Value, End of Period	$22.00	$18.53	$13.98	$11.32	$14.01
Total Return**	18.95%	33.88%	23.51%	(18.96)%	8.10%
Net Assets, End of Period (in thousands)	$2,292,471	$1,977,490	$1,599,671	$1,476,010	$2,134,011
Average Net Assets for the Period (in thousands)	$2,169,072	$1,813,911	$1,613,932	$2,012,506	$2,113,716
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.68%	0.66%	0.69%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.68%	0.66%	0.69%	0.80%
Ratio of Net Investment Income to Average Net Assets***	0.01%	0.41%	0.75%	0.55%	0.52%
Portfolio Turnover Rate	29%	66%	53%	130%	95%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

130 | MARCH 31, 2014

Class D Shares

For a share outstanding during the period ended March 31, 2014	Janus Enterprise Fund
(unaudited) and each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$79.95	$65.07	$52.71	$52.30	$45.90
Income from Investment Operations:
Net investment income/(loss)	(0.20)	0.25	(0.05)	0.05	0.06
Net gain on investments (both realized and unrealized)	8.27	16.90	12.41	0.36	6.34
Total from Investment Operations	8.07	17.15	12.36	0.41	6.40
Less Distributions:
Dividends (from net investment income)*	(0.12)	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–
Total Distributions	(4.46)	(2.27)	–	–	–
Net Asset Value, End of Period	$83.56	$79.95	$65.07	$52.71	$52.30
Total Return**	10.41%	27.07%	23.45%	0.78%	13.94%
Net Assets, End of Period (in thousands)	$1,193,256	$1,105,852	$914,181	$788,063	$814,176
Average Net Assets for the Period (in thousands)	$1,161,287	$1,005,221	$897,574	$910,089	$774,796
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.87%	0.86%	0.86%	0.83%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%	0.86%	0.86%	0.83%	0.88%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.48)%	0.41%	(0.08)%	(0.23)%	(0.08)%
Portfolio Turnover Rate	10%	17%	14%	19%	22%

Class D Shares

For a share outstanding during the period ended March 31,
2014 (unaudited) and each year or period ended	Janus Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$37.60	$31.89	$25.43	$26.83	$25.24
Income from Investment Operations:
Net investment income	0.06	0.22	0.18	0.17	0.10
Net gain/(loss) on investments (both realized and unrealized)	3.55	5.76	6.45	(1.46)	1.49
Total from Investment Operations	3.61	5.98	6.63	(1.29)	1.59
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.27)	(0.17)	(0.11)	–
Distributions (from capital gains)*	(0.19)	–	–	–	–
Total Distributions	(0.33)	(0.27)	(0.17)	(0.11)	–
Net Asset Value, End of Period	$40.88	$37.60	$31.89	$25.43	$26.83
Total Return**	9.65%	18.92%	26.18%	(4.86)%	6.30%
Net Assets, End of Period (in thousands)	$5,575,040	$5,260,579	$4,785,902	$4,119,798	$4,706,894
Average Net Assets for the Period (in thousands)	$5,534,965	$4,928,021	$4,622,266	$4,895,030	$4,678,358
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.68%	0.68%	0.77%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.68%	0.68%	0.77%	0.93%
Ratio of Net Investment Income to Average Net Assets***	0.30%	0.85%	0.69%	0.60%	0.61%
Portfolio Turnover Rate	34%	46%	46%	90%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.

See Notes to Financial Statements.

Janus Growth & Core Funds | 131

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31,	Janus Growth and
2014 (unaudited) and each year or period ended	Income Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$40.99	$34.29	$26.25	$28.50	$27.37
Income from Investment Operations:
Net investment income	0.44	0.75	0.41	0.31	0.27
Net gain/(loss) on investments (both realized and unrealized)	4.10	6.63	8.02	(2.24)	1.11
Total from Investment Operations	4.54	7.38	8.43	(1.93)	1.38
Less Distributions:
Dividends (from net investment income)*	(0.47)	(0.68)	(0.39)	(0.32)	(0.25)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(0.47)	(0.68)	(0.39)	(0.32)	(0.25)
Net Asset Value, End of Period	$45.06	$40.99	$34.29	$26.25	$28.50
Total Return**	11.10%	21.76%	32.23%	(6.93)%	5.09%
Net Assets, End of Period (in thousands)	$2,604,014	$2,414,285	$2,125,471	$1,757,879	$1,783,138
Average Net Assets for the Period (in thousands)	$2,531,010	$2,248,201	$2,046,072	$2,045,514	$1,787,046
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.80%	0.80%	0.80%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.80%	0.80%	0.80%	0.83%
Ratio of Net Investment Income to Average Net Assets***	1.99%	2.23%	1.42%	1.06%	1.56%
Portfolio Turnover Rate	11%	33%	45%	65%	43%

Class D Shares

For a share outstanding during the period ended March 31,
2014 (unaudited) and each year or period ended	Janus Research Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$39.34	$32.19	$25.97	$26.35	$23.74
Income from Investment Operations:
Net investment income	0.09	0.27	0.17	0.18	0.13
Net gain/(loss) on investments (both realized and unrealized)	5.11	7.13	6.25	(0.41)	2.48
Total from Investment Operations	5.20	7.40	6.42	(0.23)	2.61
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.25)	(0.20)	(0.15)	–
Distributions (from capital gains)*	(0.13)	–	–	–	–
Total Distributions	(0.32)	(0.25)	(0.20)	(0.15)	–
Net Asset Value, End of Period	$44.22	$39.34	$32.19	$25.97	$26.35
Total Return**	13.27%	23.16%	24.83%	(0.95)%	10.99%
Net Assets, End of Period (in thousands)	$2,391,107	$2,159,347	$1,878,272	$1,616,618	$1,753,887
Average Net Assets for the Period (in thousands)	$2,323,034	$1,995,191	$1,825,046	$1,896,215	$1,700,352
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%	0.74%	0.86%	0.77%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.74%	0.86%	0.76%	0.89%
Ratio of Net Investment Income to Average Net Assets***	0.41%	0.85%	0.58%	0.58%	0.83%
Portfolio Turnover Rate	24%	45%	64%	88%	69%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.

See Notes to Financial Statements.

132 | MARCH 31, 2014

Class D Shares

For a share outstanding during the period ended March 31, 2014	Janus Triton Fund
(unaudited) and each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$22.59	$18.14	$14.88	$14.69	$12.38
Income from Investment Operations:
Net investment income/(loss)	(0.06)	0.06	(0.03)	0.01	0.01
Net gain on investments (both realized and unrealized)	1.66	5.29	3.89	0.49	2.30
Total from Investment Operations	1.60	5.35	3.86	0.50	2.31
Less Distributions:
Dividends (from net investment income)*	–	(0.05)	–	–	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–
Total Distributions	(0.89)	(0.90)	(0.60)	(0.31)	–
Net Asset Value, End of Period	$23.30	$22.59	$18.14	$14.88	$14.69
Total Return**	7.18%	30.79%	26.45%	3.19%	18.66%
Net Assets, End of Period (in thousands)	$889,602	$827,017	$608,824	$454,229	$226,862
Average Net Assets for the Period (in thousands)	$881,716	$705,383	$572,683	$429,320	$192,780
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.83%	0.84%	0.82%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.83%	0.84%	0.82%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.49)%	0.42%	(0.01)%	(0.06)%	(0.19)%
Portfolio Turnover Rate	10%	39%	35%	42%	32%

Class D Shares

For a share outstanding during the period ended March 31,
2014 (unaudited) and each year or period ended	Janus Twenty Fund
September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$74.21	$62.64	$55.85	$60.37	$59.05
Income from Investment Operations:
Net investment income	0.28	0.53	0.29	0.27	0.12
Net gain/(loss) on investments (both realized and unrealized)	6.49	11.56	15.77	(4.56)	1.20
Total from Investment Operations	6.77	12.09	16.06	(4.29)	1.32
Less Distributions:
Dividends (from net investment income)*	(0.48)	(0.52)	(0.11)	(0.23)	–
Distributions (from capital gains)*	(17.95)	–	(9.16)	–	–
Total Distributions	(18.43)	(0.52)	(9.27)	(0.23)	–
Net Asset Value, End of Period	$62.55	$74.21	$62.64	$55.85	$60.37
Total Return**	9.78%	19.46%	32.63%	(7.16)%(2)	2.24%
Net Assets, End of Period (in thousands)	$5,916,864	$5,600,776	$5,080,754	$4,132,242	$4,904,660
Average Net Assets for the Period (in thousands)	$5,910,417	$5,167,194	$4,792,688	$5,018,914	$4,970,013
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.71%	0.67%	0.70%	0.81%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.67%	0.70%	0.81%	0.86%
Ratio of Net Investment Income to Average Net Assets***	0.79%	0.79%	0.50%	0.45%	0.31%
Portfolio Turnover Rate	18%	71%	12%	56%	35%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.29% for the year ended September 30, 2011.

See Notes to Financial Statements.

Janus Growth & Core Funds | 133

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31, 2014	Janus Venture Fund
(unaudited) and each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$71.33	$60.63	$50.30	$47.12	$41.61
Income from Investment Operations:
Net investment income/(loss)	(0.10)	0.23	(0.20)	(0.01)	0.03
Net gain on investments (both realized and unrealized)	3.92	17.12	14.61	3.19	5.48
Total from Investment Operations	3.82	17.35	14.41	3.18	5.51
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	(4.08)	–	–
Total Distributions	(10.94)	(6.65)	(4.08)	–	–
Net Asset Value, End of Period	$64.21	$71.33	$60.63	$50.30	$47.12
Total Return**	5.65%	32.16%	29.95%	6.75%	13.24%
Net Assets, End of Period (in thousands)	$1,381,398	$1,332,186	$1,052,828	$846,012	$842,433
Average Net Assets for the Period (in thousands)	$1,384,273	$1,141,628	$997,625	$966,040	$823,838
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.84%	0.83%	0.85%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.84%	0.83%	0.85%	0.87%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.27)%	0.35%	(0.11)%	(0.20)%	(0.39)%
Portfolio Turnover Rate	19%	92%	51%	54%	58%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.

See Notes to Financial Statements.

134 | MARCH 31, 2014

Class I Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period
ended September 30 and the period ended	Janus Balanced Fund
October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$29.15	$27.02	$23.19	$25.09	$23.43	$21.31
Income from Investment Operations:
Net investment income	0.30	0.45	0.57	0.53	0.62	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.97	3.05	4.22	(1.09)	1.60	2.20
Total from Investment Operations	2.27	3.50	4.79	(0.56)	2.22	2.24
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.56)	(0.55)	(0.56)	(0.56)	(0.12)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.16)	(1.37)	(0.96)	(1.34)	(0.56)	(0.12)
Net Asset Value, End of Period	$30.26	$29.15	$27.02	$23.19	$25.09	$23.43
Total Return**	7.91%	13.47%	21.02%	(2.56)%	9.57%	10.50%
Net Assets, End of Period (in thousands)	$1,181,156	$966,885	$1,990,129	$1,631,889	$304,168	$104,063
Average Net Assets for the Period (in thousands)	$1,080,638	$1,148,507	$1,846,745	$530,094	$223,843	$56,942
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.65%	0.69%	0.69%	0.62%	0.65%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.65%	0.69%	0.69%	0.62%	0.65%	0.62%
Ratio of Net Investment Income to Average Net Assets***	1.91%	2.02%	2.16%	2.32%	2.67%	2.57%
Portfolio Turnover Rate	32%	78%	84%	94%	76%	158%

Class I Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Contrarian Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.55	$13.98	$11.33	$14.01	$11.70	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.02	0.11	0.12	(0.01)	0.05	–(3)
Net gain/(loss) on investments (both realized and unrealized)	3.51	4.62	2.53	(2.61)	2.28	1.28
Total from Investment Operations	3.53	4.73	2.65	(2.62)	2.33	1.28
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.16)	–(3)	(0.06)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.07)	(0.16)	–	(0.06)	(0.02)	–
Net Asset Value, End of Period	$22.01	$18.55	$13.98	$11.33	$14.01	$11.70
Total Return**	19.03%	34.09%	23.39%	(18.80)%	19.90%	12.28%
Net Assets, End of Period (in thousands)	$160,415	$85,000	$44,907	$58,036	$126,187	$57,734
Average Net Assets for the Period (in thousands)	$108,351	$69,116	$51,304	$115,103	$94,317	$27,329
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.65%	0.52%	0.62%	0.65%	0.74%	0.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.65%	0.52%	0.62%	0.65%	0.74%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.13%	0.59%	0.80%	0.54%	0.42%	(0.13)%
Portfolio Turnover Rate	29%	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Growth & Core Funds | 135

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period ended	Janus Enterprise Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$80.37	$65.32	$52.86	$52.39	$42.51	$36.63
Income from Investment Operations:
Net investment income/(loss)	(0.18)	0.29	0.05	0.16	0.11	0.05
Net gain on investments (both realized and unrealized)	8.29	17.03	12.41	0.31	9.77	5.83
Total from Investment Operations	8.11	17.32	12.46	0.47	9.88	5.88
Less Distributions:
Dividends (from net investment income)*	(0.20)	–	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.54)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$83.94	$80.37	$65.32	$52.86	$52.39	$42.51
Total Return**	10.41%	27.23%	23.57%	0.90%	23.24%	16.05%
Net Assets, End of Period (in thousands)	$537,815	$490,913	$367,419	$344,500	$417,965	$416,272
Average Net Assets for the Period (in thousands)	$525,258	$415,493	$373,454	$464,985	$487,246	$395,409
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.74%	0.75%	0.72%	0.81%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.74%	0.75%	0.72%	0.74%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.38)%	0.53%	0.01%	(0.13)%	(0.01)%	0.16%
Portfolio Turnover Rate	10%	17%	14%	19%	22%	41%

Class I Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period
ended September 30 and the year ended July 31,	Janus Forty Fund
2009	2014	2013	2012	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$46.14	$38.72	$29.35	$31.19	$30.61	$29.34	$39.79
Income from Investment Operations:
Net investment income/(loss)	0.10	0.79	0.36	0.41	–(5)	0.02	0.09
Net gain/(loss) on investments (both realized and unrealized)	3.47	6.88	9.26	(2.25)	0.58	1.25	(9.29)
Total from Investment Operations	3.57	7.67	9.62	(1.84)	0.58	1.27	(9.20)
Less Distributions and Other:
Dividends (from net investment income)*	(0.54)	(0.25)	(0.25)	–	–	–	–
Distributions (from capital gains)*	(8.76)	–	–	–	–	–	(1.25)
Return of capital	N/A	N/A	N/A	N/A	N/A	N/A	–(5)
Total Distributions and Other	(9.30)	(0.25)	(0.25)	–	–	–	(1.25)
Net Asset Value, End of Period	$40.41	$46.14	$38.72	$29.35	$31.19	$30.61	$29.34
Total Return**	8.11%	19.94%	33.00%	(5.90)%	1.89%	4.33%	(22.11)%
Net Assets, End of Period (in thousands)	$653,212	$811,918	$1,033,018	$951,430	$1,891,800	$771,852	$688,074
Average Net Assets for the Period (in thousands)	$778,119	$984,309	$989,708	$1,591,680	$1,607,834	$723,953	$512,019
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.66%	0.55%	0.60%	0.74%	0.77%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.66%	0.55%	0.60%	0.74%	0.77%	0.67%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.06)%	1.02%	0.70%	0.57%	(0.03)%	(0.31)%	0.15%(6)
Portfolio Turnover Rate	33%	43%	9%	51%	40%	4%	53%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

136 | MARCH 31, 2014

Class I Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended	Janus Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$37.63	$31.91	$25.44	$26.87	$23.96	$20.86
Income from Investment Operations:
Net investment income	0.07	0.25	0.21	0.17	0.12	0.02
Net gain/(loss) on investments (both realized and unrealized)	3.54	5.76	6.45	(1.45)	2.82	3.08
Total from Investment Operations	3.61	6.01	6.66	(1.28)	2.94	3.10
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.29)	(0.19)	(0.15)	(0.03)	–
Distributions (from capital gains)*	(0.19)	–	–	–	–	–
Total Distributions	(0.35)	(0.29)	(0.19)	(0.15)	(0.03)	–
Net Asset Value, End of Period	$40.89	$37.63	$31.91	$25.44	$26.87	$23.96
Total Return**	9.64%	18.98%	26.30%	(4.83)%	12.28%	14.86%
Net Assets, End of Period (in thousands)	$143,981	$140,367	$143,353	$147,597	$135,877	$25,857
Average Net Assets for the Period (in thousands)	$147,877	$135,903	$156,600	$159,134	$93,710	$18,996
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.64%	0.61%	0.63%	0.72%	0.86%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.64%	0.61%	0.63%	0.72%	0.80%	0.71%
Ratio of Net Investment Income to Average Net Assets***	0.33%	0.94%	0.73%	0.67%	0.67%	0.31%
Portfolio Turnover Rate	34%	46%	46%	90%	40%	60%

Class I Shares

For a share outstanding during the period ended March 31, 2014	Janus Growth and
(unaudited), each year or period ended September 30 and the	Income Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$41.00	$34.29	$26.25	$28.50	$26.48	$23.24
Income from Investment Operations:
Net investment income	0.38	0.77	0.46	0.35	0.36	0.04
Net gain/(loss) on investments (both realized and unrealized)	4.17	6.65	7.99	(2.26)	2.01	3.24
Total from Investment Operations	4.55	7.42	8.45	(1.91)	2.37	3.28
Less Distributions:
Dividends (from net investment income)*	(0.47)	(0.71)	(0.41)	(0.34)	(0.35)	(0.04)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.47)	(0.71)	(0.41)	(0.34)	(0.35)	(0.04)
Net Asset Value, End of Period	$45.08	$41.00	$34.29	$26.25	$28.50	$26.48
Total Return**	11.15%	21.88%	32.31%	(6.85)%	9.00%	14.12%
Net Assets, End of Period (in thousands)	$47,568	$31,066	$23,999	$23,016	$65,031	$6,761
Average Net Assets for the Period (in thousands)	$41,835	$25,489	$25,945	$57,356	$44,786	$2,059
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.73%	0.76%	0.71%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.71%	0.72%	0.70%	0.72%	0.67%
Ratio of Net Investment Income to Average Net Assets***	2.06%	2.33%	1.48%	1.18%	1.49%	0.42%
Portfolio Turnover Rate	11%	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Growth & Core Funds | 137

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Research Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$39.33	$32.18	$25.97	$26.38	$22.50	$19.41
Income from Investment Operations:
Net investment income/(loss)	0.09	0.30	0.21	0.19	0.18	–(3)
Net gain/(loss) on investments (both realized and unrealized)	5.12	7.13	6.23	(0.41)	3.78	3.09
Total from Investment Operations	5.21	7.43	6.44	(0.22)	3.96	3.09
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.28)	(0.23)	(0.19)	(0.08)	–
Distributions (from capital gains)*	(0.13)	–	–	–	–	–
Total Distributions	(0.35)	(0.28)	(0.23)	(0.19)	(0.08)	–
Net Asset Value, End of Period	$44.19	$39.33	$32.18	$25.97	$26.38	$22.50
Total Return**	13.30%	23.28%	24.95%	(0.92)%	17.63%	15.92%
Net Assets, End of Period (in thousands)	$132,969	$139,452	$101,806	$91,170	$72,225	$6,821
Average Net Assets for the Period (in thousands)	$144,023	$128,180	$109,409	$88,419	$42,421	$794
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.64%	0.78%	0.67%	0.79%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.64%	0.78%	0.67%	0.78%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.47%	0.91%	0.67%	0.69%	0.86%	(0.57)%
Portfolio Turnover Rate	24%	45%	64%	88%	69%	83%

Class I Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period ended	Janus Triton Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.68	$18.21	$14.93	$14.72	$11.63	$10.26
Income from Investment Operations:
Net investment income/(loss)	(0.06)	0.07	(0.03)	0.01	0.04	0.01
Net gain on investments (both realized and unrealized)	1.66	5.32	3.91	0.51	3.09	1.36
Total from Investment Operations	1.60	5.39	3.88	0.52	3.13	1.37
Less Distributions:
Dividends (from net investment income)*	–	(0.07)	–	–	(0.04)	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.89)	(0.92)	(0.60)	(0.31)	(0.04)	–
Net Asset Value, End of Period	$23.39	$22.68	$18.21	$14.93	$14.72	$11.63
Total Return**	7.15%	30.91%	26.50%	3.32%	26.96%	13.35%
Net Assets, End of Period (in thousands)	$1,231,712	$1,312,895	$807,407	$299,600	$74,640	$4,377
Average Net Assets for the Period (in thousands)	$1,316,201	$1,123,056	$590,777	$221,851	$23,645	$1,277
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.76%	0.79%	0.75%	0.71%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.76%	0.79%	0.75%	0.71%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.47)%	0.45%	0.04%	0.01%	0.01%	0.73%
Portfolio Turnover Rate	10%	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

138 | MARCH 31, 2014

Class I Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and	Janus Venture Fund
each year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$71.37	$60.61	$50.25	$60.66
Income from Investment Operations:
Net investment income/(loss)	(0.09)	0.24	(0.14)	0.02
Net gain/(loss) on investments (both realized and unrealized)	3.92	17.17	14.58	(10.43)
Total from Investment Operations	3.83	17.41	14.44	(10.41)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	(4.08)	–
Total Distributions	(10.94)	(6.65)	(4.08)	–
Net Asset Value, End of Period	$64.27	$71.37	$60.61	$50.25
Total Return**	5.69%	32.28%	30.04%	(17.16)%
Net Assets, End of Period (in thousands)	$143,514	$128,788	$29,810	$1,557
Average Net Assets for the Period (in thousands)	$138,139	$77,403	$21,852	$388
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.75%	0.72%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.75%	0.72%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.21)%	0.35%	(0.03)%	(0.08)%
Portfolio Turnover Rate	19%	92%	51%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Growth & Core Funds | 139

Financial Highlights  (continued)

Class N Shares

For a share outstanding during the period ended March 31,
2014 (unaudited) and each year or period ended	Janus Balanced Fund			Janus Enterprise Fund
September 30	2014	2013	2012(1)	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$29.12	$27.01	$25.46	$80.41	$65.32	$61.87
Income from Investment Operations:
Net investment income/(loss)	0.29	0.77	0.17	(0.10)	0.29	0.01
Net gain on investments (both realized and unrealized)	1.98	2.74	1.67	8.29	17.07	3.44
Total from Investment Operations	2.27	3.51	1.84	8.19	17.36	3.45
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.59)	(0.29)	(0.23)	–	–
Distributions (from capital gains)*	(0.86)	(0.81)	–	(4.34)	(2.27)	–
Total Distributions	(1.17)	(1.40)	(0.29)	(4.57)	(2.27)	–
Net Asset Value, End of Period	$30.22	$29.12	$27.01	$84.03	$80.41	$65.32
Total Return**	7.91%	13.52%	7.25%	10.52%	27.30%	5.58%
Net Assets, End of Period (in thousands)	$1,519,971	$1,432,413	$7,610	$31,515	$12,196	$2,354
Average Net Assets for the Period (in thousands)	$1,493,422	$1,029,152	$483	$19,092	$8,864	$254
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.58%	0.58%	0.82%	0.69%	0.68%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.58%	0.58%	0.77%	0.69%	0.68%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.96%	1.89%	2.98%	(0.21)%	0.57%	0.37%
Portfolio Turnover Rate	32%	78%	84%	10%	17%	14%

Class N Shares

For a share outstanding during the period ended March 31,	Janus Forty Fund			Janus Fund
2014 (unaudited) and each year or period ended September 30	2014	2013	2012(1)	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$46.15	$38.73	$35.26	$37.61	$31.92	$29.54
Income from Investment Operations:
Net investment income/(loss)	0.29	0.28	0.02	(0.74)	(1.56)	0.04
Net gain on investments (both realized and unrealized)	3.29	7.43	3.45	4.38	7.59	2.34
Total from Investment Operations	3.58	7.71	3.47	3.64	6.03	2.38
Less Distributions:
Dividends (from net investment income)*	(0.59)	(0.29)	–	(0.14)	(0.34)	–
Distributions (from capital gains)*	(8.76)	–	–	(0.19)	–	–
Total Distributions	(9.35)	(0.29)	–	(0.33)	(0.34)	–
Net Asset Value, End of Period	$40.38	$46.15	$38.73	$40.92	$37.61	$31.92
Total Return**	8.14%	20.03%	9.84%	9.72%	19.08%	8.06%
Net Assets, End of Period (in thousands)	$67,975	$23,029	$1,347	$19,657	$26,202	$24,587
Average Net Assets for the Period (in thousands)	$41,524	$23,323	$176	$20,193	$202,860	$17,258
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.56%	0.47%	0.52%	0.52%	0.52%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.56%	0.47%	0.52%	0.52%	0.52%	0.55%
Ratio of Net Investment Income to Average Net Assets***	0.10%	0.89%	1.43%	0.45%	1.33%	0.91%
Portfolio Turnover Rate	33%	43%	9%	34%	46%	46%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Period from July 12, 2012 (inception date) through September 30, 2012.

See Notes to Financial Statements.

140 | MARCH 31, 2014

Class N Shares

For a share outstanding during the period ended March 31,	Janus Research Fund			Janus Triton Fund
2014 (unaudited) and each year or period ended September 30	2014	2013	2012(1)	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$39.32	$32.19	$29.83	$22.68	$18.22	$17.42
Income from Investment Operations:
Net investment income/(loss)	0.13	0.34	0.06	(0.03)	0.10	(0.02)
Net gain on investments (both realized and unrealized)	5.11	7.12	2.30	1.65	5.29	0.82
Total from Investment Operations	5.24	7.46	2.36	1.62	5.39	0.80
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.33)	–	–	(0.08)	–
Distributions (from capital gains)*	(0.13)	–	–	(0.89)	(0.85)	–
Total Distributions	(0.37)	(0.33)	–	(0.89)	(0.93)	–
Net Asset Value, End of Period	$44.19	$39.32	$32.19	$23.41	$22.68	$18.22
Total Return**	13.39%	23.37%	7.91%	7.24%	30.95%	4.59%
Net Assets, End of Period (in thousands)	$62,906	$44,056	$43,412	$147,758	$120,673	$54,877
Average Net Assets for the Period (in thousands)	$49,943	$47,040	$33,804	$135,794	$91,626	$23,040
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.55%	0.56%	0.56%	0.68%	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.55%	0.56%	0.56%	0.68%	0.68%	0.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.58%	1.03%	0.81%	(0.32)%	0.47%	(0.09)%
Portfolio Turnover Rate	24%	45%	64%	10%	39%	35%

Class N Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each year or	Janus Venture Fund
period ended September 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$71.43	$60.62	$56.72
Income from Investment Operations:
Net investment income/(loss)	(0.05)	0.29	(0.02)
Net gain on investments (both realized and unrealized)	3.92	17.17	3.92
Total from Investment Operations	3.87	17.46	3.90
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	–
Total Distributions	(10.94)	(6.65)	–
Net Asset Value, End of Period	$64.36	$71.43	$60.62
Total Return**	5.71%	32.37%	6.88%
Net Assets, End of Period (in thousands)	$6,038	$6,736	$3,807
Average Net Assets for the Period (in thousands)	$6,796	$5,487	$266
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.69%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.69%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.15)%	0.48%	(0.58)%
Portfolio Turnover Rate	19%	92%	51%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.

See Notes to Financial Statements.

Janus Growth & Core Funds | 141

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$29.03	$26.95	$23.15	$25.08	$23.41	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.19	0.40	0.41	0.41	0.47	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	1.96	2.89	4.22	(1.15)	1.60	2.24
Total from Investment Operations	2.15	3.29	4.63	(0.74)	2.07	2.18
Less Distributions and Other:
Dividends (from net investment income)*	(0.20)	(0.40)	(0.42)	(0.41)	(0.40)	(0.08)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.06)	(1.21)	(0.83)	(1.19)	(0.40)	(0.08)
Net Asset Value, End of Period	$30.12	$29.03	$26.95	$23.15	$25.08	$23.41
Total Return**	7.50%	12.68%	20.32%	(3.28)%	8.90%	10.25%
Net Assets, End of Period (in thousands)	$294,273	$279,905	$235,356	$156,098	$120,585	$49,678
Average Net Assets for the Period (in thousands)	$289,221	$258,708	$202,808	$150,156	$83,466	$39,380
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.33%	1.33%	1.33%	1.33%	1.34%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.33%	1.33%	1.33%	1.33%	1.34%	1.34%
Ratio of Net Investment Income to Average Net Assets***	1.22%	1.27%	1.51%	1.62%	1.96%	1.88%
Portfolio Turnover Rate	32%	78%	84%	94%	76%	158%

Class R Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Contrarian Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.31	$13.76	$11.21	$13.91	$11.67	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.02	(0.16)	(0.07)	(0.11)	(0.02)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	3.39	4.72	2.62	(2.59)	2.26	1.28
Total from Investment Operations	3.41	4.56	2.55	(2.70)	2.24	1.25
Less Distributions:
Dividends (from net investment income)*	–	(0.01)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	(0.01)	–	–	–	–
Net Asset Value, End of Period	$21.72	$18.31	$13.76	$11.21	$13.91	$11.67
Total Return**	18.62%	33.12%	22.75%	(19.41)%	19.19%	12.00%
Net Assets, End of Period (in thousands)	$2,356	$1,634	$1,877	$2,506	$3,905	$2,549
Average Net Assets for the Period (in thousands)	$1,883	$1,715	$2,053	$3,679	$3,256	$2,682
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.32%	1.25%	1.24%	1.30%	1.43%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.32%	1.25%	1.24%	1.30%	1.43%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.55)%	(0.18)%	0.15%	(0.07)%	(0.30)%	(0.68)%
Portfolio Turnover Rate	29%	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

142 | MARCH 31, 2014

Class R Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Enterprise Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$77.93	$63.83	$52.01	$51.93	$42.41	$36.63
Income from Investment Operations:
Net investment loss	(0.27)	(0.12)	(0.65)	(0.34)	(0.24)	(0.05)
Net gain on investments (both realized and unrealized)	7.90	16.49	12.47	0.42	9.76	5.83
Total from Investment Operations	7.63	16.37	11.82	0.08	9.52	5.78
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.34)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$81.22	$77.93	$63.83	$52.01	$51.93	$42.41
Total Return**	10.10%	26.36%	22.73%	0.15%	22.45%	15.78%
Net Assets, End of Period (in thousands)	$68,737	$60,299	$48,109	$49,505	$51,998	$43,798
Average Net Assets for the Period (in thousands)	$64,316	$53,140	$53,330	$59,371	$48,548	$41,524
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.43%	1.43%	1.44%	1.43%	1.47%	1.57%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.43%	1.43%	1.44%	1.43%	1.47%	1.55%
Ratio of Net Investment Loss to Average Net Assets***	(1.04)%	(0.16)%	(0.67)%	(0.83)%	(0.72)%	(0.58)%
Portfolio Turnover Rate	10%	17%	14%	19%	22%	41%

Class R Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period ended	Janus Forty Fund
September 30 and the year ended July 31, 2009	2014	2013	2012	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$44.25	$37.14	$28.14	$30.11	$29.76	$28.56	$39.07
Income from Investment Operations:
Net investment income/(loss)	(0.09)	0.05	(0.08)	(0.06)	(0.04)	–(5)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	3.37	7.06	9.11	(1.91)	0.39	1.20	(9.24)
Total from Investment Operations	3.28	7.11	9.03	(1.97)	0.35	1.20	(9.26)
Less Distributions and Other:
Dividends (from net investment income)*	(0.22)	–	(0.03)	–	–	–	–
Distributions (from capital gains)*	(8.76)	–	–	–	–	–	(1.25)
Return of capital	N/A	N/A	N/A	N/A	N/A	N/A	–(5)
Total Distributions and Other	(8.98)	–	(0.03)	–	–	–	(1.25)
Net Asset Value, End of Period	$38.55	$44.25	$37.14	$28.14	$30.11	$29.76	$28.56
Total Return**	7.77%	19.14%	32.12%	(6.54)%	1.18%	4.20%	(22.69)%
Net Assets, End of Period (in thousands)	$150,189	$161,383	$181,124	$188,830	$241,690	$159,146	$144,400
Average Net Assets for the Period (in thousands)	$159,044	$164,019	$189,329	$247,138	$203,710	$151,006	$98,570
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.29%	1.21%	1.27%	1.42%	1.46%	1.41%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.29%	1.21%	1.27%	1.42%	1.46%	1.41%	1.41%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.69)%	0.35%	0.01%	(0.09)%	(0.66)%	(1.05)%	(0.58)%(6)
Portfolio Turnover Rate	33%	43%	9%	51%	40%	4%	53%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 143

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$37.26	$31.54	$25.22	$26.68	$23.91	$20.86
Income from Investment Operations:
Net investment income/(loss)	(0.06)	0.03	(0.04)	0.01	(0.02)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	3.51	5.71	6.44	(1.47)	2.79	3.07
Total from Investment Operations	3.45	5.74	6.40	(1.46)	2.77	3.05
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.02)	(0.08)	–	–	–
Distributions (from capital gains)*	(0.19)	–	–	–	–	–
Total Distributions	(0.21)	(0.02)	(0.08)	–	–	–
Net Asset Value, End of Period	$40.50	$37.26	$31.54	$25.22	$26.68	$23.91
Total Return**	9.30%	18.21%	25.44%	(5.47)%	11.59%	14.62%
Net Assets, End of Period (in thousands)	$3,576	$3,259	$2,427	$2,175	$1,299	$781
Average Net Assets for the Period (in thousands)	$3,637	$2,801	$2,600	$1,644	$1,097	$776
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.27%	1.28%	1.29%	1.37%	1.47%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.27%	1.28%	1.29%	1.37%	1.47%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.29)%	0.23%	0.07%	0.00%(3)	(0.10)%	(0.34)%
Portfolio Turnover Rate	34%	46%	46%	90%	40%	60%

Class R Shares

For a share outstanding during the period ended March 31, 2014	Janus Growth and
(unaudited), each year or period ended September 30 and the period	Income Fund
ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$40.85	$34.22	$26.22	$28.48	$26.45	$23.24
Income from Investment Operations:
Net investment income/(loss)	0.30	0.52	0.22	0.12	0.15	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	4.11	6.61	8.00	(2.23)	2.03	3.23
Total from Investment Operations	4.41	7.13	8.22	(2.11)	2.18	3.22
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.50)	(0.22)	(0.15)	(0.15)	(0.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.35)	(0.50)	(0.22)	(0.15)	(0.15)	(0.01)
Net Asset Value, End of Period	$44.91	$40.85	$34.22	$26.22	$28.48	$26.45
Total Return**	10.82%	21.02%	31.42%	(7.49)%	8.27%	13.83%
Net Assets, End of Period (in thousands)	$2,863	$2,685	$2,382	$1,931	$2,000	$1,789
Average Net Assets for the Period (in thousands)	$2,745	$2,518	$2,355	$2,691	$2,026	$1,853
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.39%	1.39%	1.40%	1.39%	1.44%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.39%	1.39%	1.40%	1.39%	1.43%	1.44%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.41%	1.64%	0.82%	0.46%	0.58%	(0.14)%
Portfolio Turnover Rate	11%	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than 0.01%.

See Notes to Financial Statements.

144 | MARCH 31, 2014

Class R Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Triton Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.22	$17.91	$14.78	$14.68	$11.64	$10.26
Income from Investment Operations:
Net investment income/(loss)	(0.10)	0.01	(0.05)	(0.04)	(0.04)	0.01
Net gain on investments (both realized and unrealized)	1.60	5.15	3.78	0.45	3.08	1.37
Total from Investment Operations	1.50	5.16	3.73	0.41	3.04	1.38
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Net Asset Value, End of Period	$22.83	$22.22	$17.91	$14.78	$14.68	$11.64
Total Return**	6.84%	30.02%	25.73%	2.57%	26.12%	13.45%
Net Assets, End of Period (in thousands)	$149,696	$125,829	$43,169	$16,032	$4,373	$1,167
Average Net Assets for the Period (in thousands)	$139,991	$78,346	$27,890	$13,079	$2,304	$983
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.43%	1.43%	1.45%	1.43%	1.46%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.43%	1.43%	1.45%	1.43%	1.45%	1.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.07)%	(0.27)%	(0.62)%	(0.69)%	(0.72)%	0.21%
Portfolio Turnover Rate	10%	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Growth & Core Funds | 145

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period ended	Janus Balanced Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$29.11	$27.01	$23.19	$25.11	$23.42	$21.31
Income from Investment Operations:
Net investment income/(loss)	0.22	0.47	0.47	0.47	0.51	(0.06)
Net gain/(loss) on investments (both realized and unrealized)	1.98	2.90	4.23	(1.15)	1.62	2.26
Total from Investment Operations	2.20	3.37	4.70	(0.68)	2.13	2.20
Less Distributions and Other:
Dividends (from net investment income)*	(0.24)	(0.46)	(0.47)	(0.46)	(0.44)	(0.09)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–	–
Return of capital	N/A	N/A	N/A	N/A	N/A	–(3)
Total Distributions and Other	(1.10)	(1.27)	(0.88)	(1.24)	(0.44)	(0.09)
Net Asset Value, End of Period	$30.21	$29.11	$27.01	$23.19	$25.11	$23.42
Total Return**	7.65%	12.97%	20.60%	(3.03)%	9.17%	10.33%
Net Assets, End of Period (in thousands)	$836,648	$837,535	$789,572	$614,608	$618,469	$502,602
Average Net Assets for the Period (in thousands)	$841,218	$811,115	$722,713	$664,970	$583,340	$480,565
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.08%	1.08%	1.08%	1.08%	1.09%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.08%	1.08%	1.08%	1.08%	1.09%	1.09%
Ratio of Net Investment Income to Average Net Assets***	1.46%	1.52%	1.77%	1.86%	2.20%	2.15%
Portfolio Turnover Rate	32%	78%	84%	94%	76%	158%

Class S Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Contrarian Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$18.48	$13.87	$11.27	$13.96	$11.68	$10.42
Income from Investment Operations:
Net investment income/(loss)	0.07	(0.05)	0.04	(0.11)	0.01	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	3.41	4.69	2.56	(2.58)	2.27	1.28
Total from Investment Operations	3.48	4.64	2.60	(2.69)	2.28	1.26
Less Distributions:
Dividends (from net investment income)*	–	(0.03)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	(0.03)	–	–	–	–
Net Asset Value, End of Period	$21.96	$18.48	$13.87	$11.27	$13.96	$11.68
Total Return**	18.83%	33.50%	23.07%	(19.27)%	19.52%	12.09%
Net Assets, End of Period (in thousands)	$5,845	$2,022	$2,598	$2,662	$7,021	$4,493
Average Net Assets for the Period (in thousands)	$4,066	$1,850	$2,688	$5,556	$7,644	$4,551
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.09%	1.00%	1.00%	1.06%	1.18%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.09%	0.99%	0.99%	1.06%	1.18%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.27)%	0.07%	0.42%	0.11%	(0.02)%	(0.46)%
Portfolio Turnover Rate	29%	66%	53%	130%	95%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

146 | MARCH 31, 2014

Class S Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period ended	Janus Enterprise Fund
September 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$78.80	$64.36	$52.31	$52.09	$42.45	$36.63
Income from Investment Operations:
Net investment income/(loss)	(0.53)	0.06	(0.33)	(0.20)	(0.15)	(0.02)
Net gain on investments (both realized and unrealized)	8.36	16.65	12.38	0.42	9.79	5.84
Total from Investment Operations	7.83	16.71	12.05	0.22	9.64	5.82
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–	–
Total Distributions	(4.34)	(2.27)	–	–	–	–
Net Asset Value, End of Period	$82.29	$78.80	$64.36	$52.31	$52.09	$42.45
Total Return**	10.25%	26.68%	23.04%	0.42%	22.71%	15.89%
Net Assets, End of Period (in thousands)	$212,965	$252,212	$196,402	$186,891	$213,550	$218,354
Average Net Assets for the Period (in thousands)	$249,377	$216,096	$192,030	$226,170	$213,868	$215,750
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.18%	1.19%	1.18%	1.22%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.16%	1.17%	1.19%	1.18%	1.22%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.79)%	0.09%	(0.41)%	(0.58)%	(0.48)%	(0.34)%
Portfolio Turnover Rate	10%	17%	14%	19%	22%	41%

Class S Shares

For a share outstanding during the period
ended March 31, 2014 (unaudited), each year
or period ended September 30 and the year	Janus Forty Fund
ended July 31, 2009	2014	2013	2012	2011	2010	2009(3)	2009(4)

Net Asset Value, Beginning of Period	$45.16	$37.89	$28.68	$30.60	$30.17	$28.94	$39.47
Income from Investment Operations:
Net investment income/(loss)	(0.05)	0.30	0.09	0.06	(0.02)	–(5)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	3.47	7.07	9.20	(1.98)	0.45	1.23	(9.27)
Total from Investment Operations	3.42	7.37	9.29	(1.92)	0.43	1.23	(9.28)
Less Distributions and Other:
Dividends (from net investment income)*	(0.35)	(0.10)	(0.08)	–	–	–	–
Distributions (from capital gains)*	(8.76)	–	–	–	–	–	(1.25)
Return of capital	N/A	N/A	N/A	N/A	N/A	N/A	–(5)
Total Distributions and Other	(9.11)	(0.10)	(0.08)	–	–	–	(1.25)
Net Asset Value, End of Period	$39.47	$45.16	$37.89	$28.68	$30.60	$30.17	$28.94
Total Return**	7.93%	19.49%	32.47%	(6.27)%	1.43%	4.25%	(22.51)%
Net Assets, End of Period (in thousands)	$1,253,945	$1,423,516	$1,692,436	$1,904,767	$2,994,743	$2,878,790	$2,821,241
Average Net Assets for the Period (in thousands)	$1,386,436	$1,581,421	$1,831,407	$2,870,863	$2,964,526	$2,835,097	$2,383,060
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.04%	0.96%	1.02%	1.17%	1.20%	1.16%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.91%	1.00%	1.17%	1.20%	1.16%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.35)%	0.66%	0.28%	0.16%	(0.42)%	(0.80)%	(0.34)%(6)
Portfolio Turnover Rate	33%	43%	9%	51%	40%	4%	53%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(4)	Period from August 1, 2008 through July 31, 2009.
(5)	Less than $0.01 on a per share basis.
(6)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% in the fiscal year ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

Janus Growth & Core Funds | 147

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Janus Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$37.65	$31.84	$25.35	$26.77	$23.95	$20.86
Income from Investment Operations:
Net investment income/(loss)	0.01	0.14	0.09	0.06	0.01	–(3)
Net gain/(loss) on investments (both realized and unrealized)	3.53	5.75	6.44	(1.46)	2.81	3.09
Total from Investment Operations	3.54	5.89	6.53	(1.40)	2.82	3.09
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.08)	(0.04)	(0.02)	–	–
Distributions (from capital gains)*	(0.19)	–	–	–	–	–
Total Distributions	(0.25)	(0.08)	(0.04)	(0.02)	–	–
Net Asset Value, End of Period	$40.94	$37.65	$31.84	$25.35	$26.77	$23.95
Total Return**	9.44%	18.55%	25.79%	(5.25)%	11.77%	14.81%
Net Assets, End of Period (in thousands)	$40,281	$41,000	$43,993	$60,817	$76,034	$84,350
Average Net Assets for the Period (in thousands)	$40,772	$41,378	$54,961	$76,115	$79,758	$85,637
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	1.02%	1.03%	1.14%	1.25%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	0.99%	1.02%	1.14%	1.25%	1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%	0.55%	0.32%	0.23%	0.04%	(0.08)%
Portfolio Turnover Rate	34%	46%	46%	90%	40%	60%

Class S Shares

For a share outstanding during the period ended March 31, 2014	Janus Growth and
(unaudited), each year or period ended September 30 and the	Income Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$40.96	$34.29	$26.26	$28.51	$26.46	$23.24
Income from Investment Operations:
Net investment income	0.37	0.63	0.32	0.21	0.22	0.01
Net gain/(loss) on investments (both realized and unrealized)	4.11	6.62	8.00	(2.25)	2.03	3.23
Total from Investment Operations	4.48	7.25	8.32	(2.04)	2.25	3.24
Less Distributions:
Dividends (from net investment income)*	(0.40)	(0.58)	(0.29)	(0.21)	(0.20)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.40)	(0.58)	(0.29)	(0.21)	(0.20)	(0.02)
Net Asset Value, End of Period	$45.04	$40.96	$34.29	$26.26	$28.51	$26.46
Total Return**	10.96%	21.33%	31.76%	(7.26)%	8.52%	13.94%
Net Assets, End of Period (in thousands)	$37,614	$38,526	$37,945	$46,970	$58,402	$66,211
Average Net Assets for the Period (in thousands)	$38,368	$38,196	$46,185	$62,132	$63,457	$66,895
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.14%	1.14%	1.13%	1.15%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.14%	1.13%	1.15%	1.18%	1.19%
Ratio of Net Investment Income to Average Net Assets***	1.66%	1.89%	1.06%	0.71%	0.81%	0.10%
Portfolio Turnover Rate	11%	33%	45%	65%	43%	40%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

148 | MARCH 31, 2014

Class S Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the period	Janus Research Fund
ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$38.96	$31.88	$25.82	$26.21	$22.46	$19.41
Income from Investment Operations:
Net investment income/(loss)	0.06	0.18	0.06	0.02	0.13	–(3)
Net gain/(loss) on investments (both realized and unrealized)	5.02	7.05	6.21	(0.36)	3.70	3.05
Total from Investment Operations	5.08	7.23	6.27	(0.34)	3.83	3.05
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.15)	(0.21)	(0.05)	(0.08)	–
Distributions (from capital gains)*	(0.13)	–	–	–	–	–
Total Distributions	(0.34)	(0.15)	(0.21)	(0.05)	(0.08)	–
Net Asset Value, End of Period	$43.70	$38.96	$31.88	$25.82	$26.21	$22.46
Total Return**	13.08%	22.77%	24.41%	(1.32)%	17.06%	15.71%
Net Assets, End of Period (in thousands)	$3,054	$839	$538	$416	$13	$11
Average Net Assets for the Period (in thousands)	$2,147	$724	$511	$145	$17	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.06%	1.06%	1.20%	1.10%	1.25%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.06%	1.06%	1.20%	1.10%	1.25%	1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.05%	0.49%	0.24%	0.31%	0.38%	(0.24)%
Portfolio Turnover Rate	24%	45%	64%	88%	69%	83%

Class S Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Triton Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$22.32	$17.96	$14.79	$14.65	$11.60	$10.26
Income from Investment Operations:
Net investment income/(loss)	(0.09)	0.03	(0.04)	–(3)	(0.03)	0.01
Net gain on investments (both realized and unrealized)	1.62	5.20	3.81	0.45	3.10	1.33
Total from Investment Operations	1.53	5.23	3.77	0.45	3.07	1.34
Less Distributions:
Dividends (from net investment income)*	–	(0.02)	–	–	(0.02)	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–	–
Total Distributions	(0.89)	(0.87)	(0.60)	(0.31)	(0.02)	–
Net Asset Value, End of Period	$22.96	$22.32	$17.96	$14.79	$14.65	$11.60
Total Return**	6.95%	30.37%	25.99%	2.85%	26.45%	13.06%
Net Assets, End of Period (in thousands)	$328,927	$294,312	$115,486	$30,983	$6,444	$3,845
Average Net Assets for the Period (in thousands)	$319,966	$211,261	$76,974	$20,684	$5,740	$2,245
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.18%	1.20%	1.18%	1.23%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.18%	1.20%	1.18%	1.23%	1.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.82)%	0.01%	(0.37)%	(0.43)%	(0.48)%	0.70%
Portfolio Turnover Rate	10%	39%	35%	42%	32%	50%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Growth & Core Funds | 149

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Janus Venture Fund
year or period ended September 30	2014	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$70.57	$60.26	$50.16	$60.66
Income from Investment Operations:
Net investment income/(loss)	(0.21)	0.09	(0.08)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	3.87	16.87	14.26	(10.49)
Total from Investment Operations	3.66	16.96	14.18	(10.50)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	(4.08)	–
Total Distributions	(10.94)	(6.65)	(4.08)	–
Net Asset Value, End of Period	$63.29	$70.57	$60.26	$50.16
Total Return**	5.46%	31.67%	29.55%	(17.31)%
Net Assets, End of Period (in thousands)	$6,030	$6,069	$189	$8
Average Net Assets for the Period (in thousands)	$6,418	$2,060	$37	$9
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.18%	1.21%	1.20%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.18%	1.21%	1.18%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.62)%	0.01%	(0.53)%	(0.59)%
Portfolio Turnover Rate	19%	92%	51%	54%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 6, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

150 | MARCH 31, 2014

Class T Shares

For a share outstanding during the period
ended March 31, 2014 (unaudited), each year
or period ended September 30 and each year	Janus Balanced Fund
ended October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$29.13	$27.02	$23.19	$25.10	$23.42	$20.58	$27.00
Income from Investment Operations:
Net investment income	0.25	0.53	0.54	0.51	0.58	0.36	0.59
Net gain/(loss) on investments (both realized and unrealized)	1.99	2.92	4.22	(1.13)	1.61	3.80	(5.58)
Total from Investment Operations	2.24	3.45	4.76	(0.62)	2.19	4.16	(4.99)
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.53)	(0.52)	(0.51)	(0.51)	(0.74)	(0.59)
Distributions (from capital gains)*	(0.86)	(0.81)	(0.41)	(0.78)	–	(0.58)	(0.84)
Return of capital	N/A	N/A	N/A	N/A	N/A	–(2)	N/A
Total Distributions and Other	(1.14)	(1.34)	(0.93)	(1.29)	(0.51)	(1.32)	(1.43)
Net Asset Value, End of Period	$30.23	$29.13	$27.02	$23.19	$25.10	$23.42	$20.58
Total Return**	7.78%	13.27%	20.88%	(2.78)%	9.43%	21.56%	(19.34)%
Net Assets, End of Period (in thousands)	$4,412,848	$3,979,849	$3,548,410	$3,066,279	$2,957,642	$3,438,753	$2,361,537
Average Net Assets for the Period (in thousands)	$4,230,120	$3,721,640	$3,387,942	$3,227,273	$3,136,111	$2,749,762	$2,733,572
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.83%	0.83%	0.83%	0.82%	0.82%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.83%	0.83%	0.83%	0.82%	0.82%	0.79%
Ratio of Net Investment Income to Average Net Assets***	1.73%	1.77%	2.02%	2.11%	2.43%	2.72%	2.42%
Portfolio Turnover Rate	32%	78%	84%	94%	76%	158%	109%

Class T Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period
ended September 30 and each year ended	Janus Contrarian Fund
October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$18.51	$13.96	$11.31	$14.00	$11.69	$10.90	$21.19
Income from Investment Operations:
Net investment income/(loss)	–(2)	0.05	0.09	(0.04)	–(2)	–(2)	0.07
Net gain/(loss) on investments (both realized and unrealized)	3.51	4.63	2.56	(2.62)	2.32	1.22	(9.40)
Total from Investment Operations	3.51	4.68	2.65	(2.66)	2.32	1.22	(9.33)
Less Distributions and Other:
Dividends (from net investment income)*	(0.03)	(0.13)	–	(0.03)	(0.01)	(0.05)	(0.08)
Distributions (from capital gains)*	–	–	–	–	–	(0.37)	(0.88)
Return of capital	N/A	N/A	N/A	N/A	N/A	(0.01)	N/A
Total Distributions and Other	(0.03)	(0.13)	–	(0.03)	(0.01)	(0.43)	(0.96)
Net Asset Value, End of Period	$21.99	$18.51	$13.96	$11.31	$14.00	$11.69	$10.90
Total Return**	18.96%	33.76%	23.43%	(19.04)%	19.81%	12.35%	(46.02)%
Net Assets, End of Period (in thousands)	$1,281,266	$985,916	$769,713	$849,035	$1,701,378	$3,655,102	$3,927,985
Average Net Assets for the Period (in thousands)	$1,128,073	$894,444	$838,592	$1,474,114	$2,454,799	$3,398,196	$7,251,667
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.76%	0.75%	0.81%	0.91%	1.01%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.75%	0.74%	0.81%	0.91%	1.00%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.05)%	0.34%	0.67%	0.40%	0.16%	0.02%	0.43%
Portfolio Turnover Rate	29%	66%	53%	130%	95%	80%	52%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Growth & Core Funds | 151

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period
ended September 30 and each year ended	Janus Enterprise Fund
October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$79.71	$64.92	$52.63	$52.27	$42.50	$35.71	$59.39
Income from Investment Operations:
Net investment income/(loss)	(0.21)	0.21	(0.12)	(0.03)	(0.04)	(0.01)	0.05
Net gain/(loss) on investments (both realized and unrealized)	8.22	16.85	12.41	0.39	9.81	6.80	(23.73)
Total from Investment Operations	8.01	17.06	12.29	0.36	9.77	6.79	(23.68)
Less Distributions:
Dividends (from net investment income)*	(0.08)	–	–	–	–	–	–
Distributions (from capital gains)*	(4.34)	(2.27)	–	–	–	–	–
Total Distributions	(4.42)	(2.27)	–	–	–	–	–
Net Asset Value, End of Period	$83.30	$79.71	$64.92	$52.63	$52.27	$42.50	$35.71
Total Return**	10.37%	27.00%	23.35%	0.69%	22.99%	19.01%	(39.87)%
Net Assets, End of Period (in thousands)	$1,199,518	$1,068,048	$826,846	$723,261	$816,087	$1,521,578	$1,397,516
Average Net Assets for the Period (in thousands)	$1,145,535	$938,951	$814,223	$900,476	$1,074,011	$1,335,838	$2,025,505
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.93%	0.94%	0.93%	0.95%	0.99%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.92%	0.94%	0.93%	0.95%	0.98%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.53)%	0.34%	(0.16)%	(0.34)%	(0.23)%	(0.09)%	0.04%
Portfolio Turnover Rate	10%	17%	14%	19%	22%	41%	69%

Class T Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Janus Forty Fund
and the period ended July 31, 2009	2014	2013	2012	2011	2010	2009(2)	2009(3)

Net Asset Value, Beginning of Period	$45.27	$38.02	$28.83	$30.69	$30.18	$28.95	$25.87
Income from Investment Operations:
Net investment income/(loss)	(0.03)	0.48	0.17	0.15	0.02	(0.09)	0.09
Net gain/(loss) on investments (both realized and unrealized)	3.50	6.99	9.23	(2.01)	0.49	1.32	2.99
Total from Investment Operations	3.47	7.47	9.40	(1.86)	0.51	1.23	3.08
Less Distributions:
Dividends (from net investment income)*	(0.42)	(0.22)	(0.21)	–	–	–	–
Distributions (from capital gains)*	(8.76)	–	–	–	–	–	–
Total Distributions	(9.18)	(0.22)	(0.21)	–	–	–	–
Net Asset Value, End of Period	$39.56	$45.27	$38.02	$28.83	$30.69	$30.18	$28.95
Total Return**	8.04%	19.74%	32.79%	(6.06)%	1.69%	4.25%	11.91%
Net Assets, End of Period (in thousands)	$26,747	$36,961	$53,755	$31,178	$29,048	$375	$1
Average Net Assets for the Period (in thousands)	$34,364	$52,021	$41,299	$38,574	$10,232	$76	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.79%	0.71%	0.76%	0.92%	1.02%	0.95%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.71%	0.75%	0.92%	1.02%	0.95%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.18)%	0.84%	0.54%	0.40%	(0.11)%	(0.80)%	1.38%(4)
Portfolio Turnover Rate	33%	43%	9%	51%	40%	4%	53%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from August 1, 2009 through September 30, 2009. The Fund changed its fiscal year end from July 31 to September 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.21% for the fiscal period ended July 31, 2009. The adjustment had no impact on the total net assets of the class.

See Notes to Financial Statements.

152 | MARCH 31, 2014

Class T Shares

For a share outstanding during the period
ended March 31, 2014 (unaudited), each year
or period ended September 30 and each year	Janus Fund
ended October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$37.68	$31.90	$25.42	$26.82	$23.95	$20.35	$33.66
Income from Investment Operations:
Net investment income	0.06	0.28	0.18	0.16	0.09	0.11	0.18
Net gain/(loss) on investments (both realized and unrealized)	3.53	5.69	6.43	(1.50)	2.80	3.76	(13.33)
Total from Investment Operations	3.59	5.97	6.61	(1.34)	2.89	3.87	(13.15)
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.19)	(0.13)	(0.06)	(0.02)	(0.27)	(0.16)
Distributions (from capital gains)*	(0.19)	–	–	–	–	–	–
Total Distributions	(0.31)	(0.19)	(0.13)	(0.06)	(0.02)	(0.27)	(0.16)
Net Asset Value, End of Period	$40.96	$37.68	$31.90	$25.42	$26.82	$23.95	$20.35
Total Return**	9.58%	18.83%	26.07%	(5.01)%	12.06%	19.35%	(39.24)%
Net Assets, End of Period (in thousands)	$1,701,262	$1,638,769	$1,987,992	$2,032,008	$2,800,369	$8,100,358	$7,528,294
Average Net Assets for the Period (in thousands)	$1,707,179	$1,591,600	$2,149,222	$2,583,683	$5,138,181	$7,312,389	$10,973,577
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.77%	0.78%	0.78%	0.89%	0.94%	0.89%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.76%	0.78%	0.89%	0.94%	0.88%	0.87%
Ratio of Net Investment Income to Average Net Assets***	0.23%	0.75%	0.58%	0.48%	0.21%	0.49%	0.60%
Portfolio Turnover Rate	34%	46%	46%	90%	40%	60%	95%

Class T Shares

For a share outstanding during the period
ended March 31, 2014 (unaudited), each year	Janus Growth and
or period ended September 30 and each year	Income Fund
ended October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$40.97	$34.28	$26.25	$28.50	$26.47	$21.90	$44.20
Income from Investment Operations:
Net investment income	0.42	0.72	0.38	0.28	0.28	0.28	0.38
Net gain/(loss) on investments (both realized and unrealized)	4.11	6.63	8.01	(2.25)	2.03	4.56	(17.92)
Total from Investment Operations	4.53	7.35	8.39	(1.97)	2.31	4.84	(17.54)
Less Distributions:
Dividends (from net investment income)*	(0.45)	(0.66)	(0.36)	(0.28)	(0.28)	(0.27)	(0.49)
Distributions (from capital gains)*	–	–	–	–	–	–	(4.27)
Total Distributions	(0.45)	(0.66)	(0.36)	(0.28)	(0.28)	(0.27)	(4.76)
Net Asset Value, End of Period	$45.05	$40.97	$34.28	$26.25	$28.50	$26.47	$21.90
Total Return**	11.10%	21.66%	32.07%	(7.03)%	8.79%	22.32%	(43.79)%
Net Assets, End of Period (in thousands)	$1,519,619	$1,398,091	$1,330,261	$1,253,824	$1,615,457	$3,622,998	$3,345,701
Average Net Assets for the Period (in thousands)	$1,456,280	$1,347,857	$1,352,274	$1,639,387	$2,383,198	$3,231,514	$5,463,501
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.89%	0.89%	0.90%	0.90%	0.90%	0.90%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%	0.88%	0.90%	0.90%	0.90%	0.89%	0.86%
Ratio of Net Investment Income to Average Net Assets***	1.93%	2.15%	1.31%	0.96%	0.90%	1.22%	1.17%
Portfolio Turnover Rate	11%	33%	45%	65%	43%	40%	76%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.

See Notes to Financial Statements.

Janus Growth & Core Funds | 153

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period
ended March 31, 2014 (unaudited), each year
or period ended September 30 and each year	Janus Research Fund
ended October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$39.33	$32.17	$25.94	$26.33	$22.49	$18.25	$32.09
Income from Investment Operations:
Net investment income	0.08	0.28	0.16	0.16	0.15	0.17	0.05
Net gain/(loss) on investments (both realized and unrealized)	5.12	7.10	6.23	(0.42)	3.75	4.23	(13.86)
Total from Investment Operations	5.20	7.38	6.39	(0.26)	3.90	4.40	(13.81)
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.22)	(0.16)	(0.13)	(0.06)	(0.16)	(0.03)
Distributions (from capital gains)*	(0.13)	–	–	–	–	–	–
Total Distributions	(0.30)	(0.22)	(0.16)	(0.13)	(0.06)	(0.16)	(0.03)
Net Asset Value, End of Period	$44.23	$39.33	$32.17	$25.94	$26.33	$22.49	$18.25
Total Return**	13.27%	23.06%	24.74%	(1.04)%	17.36%	24.29%	(43.08)%
Net Assets, End of Period (in thousands)	$1,476,742	$1,336,614	$1,349,917	$1,213,477	$1,354,695	$2,890,078	$2,590,521
Average Net Assets for the Period (in thousands)	$1,433,977	$1,323,849	$1,339,538	$1,465,454	$1,881,088	$2,505,457	$4,097,719
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.81%	0.95%	0.87%	1.02%	1.02%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.80%	0.95%	0.87%	1.02%	1.01%	1.05%
Ratio of Net Investment Income to Average Net Assets***	0.36%	0.80%	0.49%	0.48%	0.44%	0.59%	0.24%
Portfolio Turnover Rate	24%	45%	64%	88%	69%	83%	102%

Class T Shares

For a share outstanding during the period ended
March 31, 2014 (unaudited), each year or period
ended September 30 and each year ended	Janus Triton Fund
October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$22.52	$18.09	$14.85	$14.68	$11.60	$8.89	$17.13
Income from Investment Operations:
Net investment income/(loss)	(0.06)	0.05	(0.04)	–(2)	0.01	0.01	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.64	5.27	3.88	0.48	3.09	2.70	(6.36)
Total from Investment Operations	1.58	5.32	3.84	0.48	3.10	2.71	(6.34)
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.04)	–	–	(0.02)	–(2)	–
Distributions (from capital gains)*	(0.89)	(0.85)	(0.60)	(0.31)	–	–	(1.90)
Return of capital	N/A	N/A	N/A	N/A	N/A	N/A	–(2)
Total Distributions and Other	(0.89)	(0.89)	(0.60)	(0.31)	(0.02)	–	(1.90)
Net Asset Value, End of Period	$23.21	$22.52	$18.09	$14.85	$14.68	$11.60	$8.89
Total Return**	7.11%	30.66%	26.37%	3.05%	26.74%	30.55%	(41.05)%
Net Assets, End of Period (in thousands)	$2,288,399	$2,138,223	$1,389,123	$830,444	$431,352	$315,350	$122,852
Average Net Assets for the Period (in thousands)	$2,257,051	$1,744,940	$1,179,102	$846,328	$313,740	$193,298	$143,209
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.93%	0.93%	0.94%	0.93%	0.96%	1.18%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.92%	0.94%	0.93%	0.96%	1.17%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.57)%	0.31%	(0.11)%	(0.17)%	(0.14)%	0.06%	(0.23)%
Portfolio Turnover Rate	10%	39%	35%	42%	32%	50%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

154 | MARCH 31, 2014

Class T Shares

For a share outstanding during the period
ended March 31, 2014 (unaudited), each
year or period ended September 30 and each	Janus Twenty Fund
year ended October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$74.16	$62.57	$55.81	$60.33	$57.00	$46.29	$74.70
Income from Investment Operations:
Net investment income/(loss)	0.29	0.45	0.24	0.16	(0.12)	0.06	0.01
Net gain/(loss) on investments (both realized and unrealized)	6.45	11.57	15.72	(4.53)	3.45	10.66	(28.27)
Total from Investment Operations	6.74	12.02	15.96	(4.37)	3.33	10.72	(28.26)
Less Distributions and Other:
Dividends (from net investment income)*	(0.41)	(0.43)	(0.04)	(0.15)	–	–	(0.15)
Distributions (from capital gains)*	(17.95)	–	(9.16)	–	–	–	–
Return of capital	N/A	N/A	N/A	N/A	N/A	(0.01)	N/A
Total Distributions and Other	(18.36)	(0.43)	(9.20)	(0.15)	–	(0.01)	(0.15)
Net Asset Value, End of Period	$62.54	$74.16	$62.57	$55.81	$60.33	$57.00	$46.29
Total Return**	9.74%	19.35%	32.43%	(7.28)%(2)	5.84%	23.16%	(37.91)%
Net Assets, End of Period (in thousands)	$3,566,936	$3,593,975	$3,460,637	$2,985,145	$3,850,699	$9,016,257	$7,671,239
Average Net Assets for the Period (in thousands)	$3,733,119	$3,430,478	$3,326,880	$3,792,727	$5,792,097	$7,846,950	$11,801,120
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.77%	0.81%	0.93%	0.91%	0.86%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.76%	0.81%	0.93%	0.91%	0.86%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.71%	0.70%	0.39%	0.33%	(0.14)%	(0.10)%	(0.07)%(3)
Portfolio Turnover Rate	18%	71%	12%	56%	35%	32%	42%

Class T Shares

For a share outstanding during the period
ended March 31, 2014 (unaudited), each year
or period ended September 30 and each year	Janus Venture Fund
ended October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$70.99	$60.43	$50.21	$47.08	$38.68	$29.82	$79.09
Income from Investment Operations:
Net investment income/(loss)	(0.07)	0.15	(0.11)	(0.06)	(0.13)	–(4)	0.07
Net gain/(loss) on investments (both realized and unrealized)	3.84	17.06	14.41	3.19	8.53	8.86	(34.87)
Total from Investment Operations	3.77	17.21	14.30	3.13	8.40	8.86	(34.80)
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–	–
Distributions (from capital gains)*	(10.94)	(6.65)	(4.08)	–	–	–	(14.47)
Return of capital	N/A	N/A	N/A	N/A	N/A	N/A	–(4)
Total Distributions and Other	(10.94)	(6.65)	(4.08)	–	–	–	(14.47)
Net Asset Value, End of Period	$63.82	$70.99	$60.43	$50.21	$47.08	$38.68	$29.82
Total Return**	5.60%	32.03%	29.77%	6.65%	21.72%	29.71%	(52.62)%
Net Assets, End of Period (in thousands)	$758,891	$646,328	$498,625	$219,453	$206,712	$921,384	$760,880
Average Net Assets for the Period (in thousands)	$711,503	$618,311	$345,919	$239,806	$458,457	$776,334	$1,268,992
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	0.94%	0.95%	0.96%	0.92%	0.93%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.94%	0.94%	0.96%	0.92%	0.93%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.34)%	0.18%	(0.23)%	(0.31)%	(0.47)%	(0.48)%	(0.46)%
Portfolio Turnover Rate	19%	92%	51%	54%	58%	40%	31%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.28% for the year ended September 30, 2011.
(3)	As a result in the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.09%. The adjustment had no impact on total net assets or total return of the class.
(4)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Growth & Core Funds | 155

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Balanced Fund, Janus Contrarian Fund, Janus Enterprise Fund, Janus Forty Fund, Janus Fund, Janus Growth and Income Fund, Janus Research Fund, Janus Triton Fund, Janus Twenty Fund and Janus Venture Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended March 31, 2014. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Contrarian Fund, Janus Forty Fund and Janus Twenty Fund, which are classified as nondiversified.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”).

156 | MARCH 31, 2014

Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Janus Balanced Fund and Janus Growth and Income Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their

Janus Growth & Core Funds | 157

Notes to Financial Statements (unaudited) (continued)

shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2014, Janus Triton Fund had restricted cash in the amount of $6,060,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and

158 | MARCH 31, 2014

reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Funds did not hold a material amount of Level 3 securities as of March 31, 2014.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended March 31, 2014.

Transfers Out
of Level 2
Fund	to Level 1

Janus Balanced Fund	$74,835,937
Janus Contrarian Fund	106,245,147
Janus Enterprise Fund	72,167,860
Janus Growth and Income Fund	20,667,500
Janus Venture Fund	23,543,253

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the period ended March 31, 2014 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Janus Growth & Core Funds | 159

Notes to Financial Statements (unaudited) (continued)

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e. treated as realized and subject to distribution) for federal income tax purposes at fiscal year-

160 | MARCH 31, 2014

end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ futures commission merchant.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written, at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Janus Growth & Core Funds | 161

Notes to Financial Statements (unaudited) (continued)

Written option activity for the period ended March 31, 2014 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Contrarian Fund
Options outstanding at September 30, 2013	59,878	$2,516,120
Options written	38,530	10,979,634
Options closed	(42,173)	(7,978,475)
Options expired	–	–
Options exercised	(56,235)	(5,517,279)

Options outstanding at March 31, 2014	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Fund
Options outstanding at September 30, 2013	34,677	$3,122,805
Options written	19,833	3,312,111
Options closed	(34,677)	(3,122,805)
Options expired	–	–
Options exercised	–	–

Options outstanding at March 31, 2014	19,833	$3,312,111

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices or interest rates. The Funds are subject to equity risk and interest rate risk in the normal course of pursuing their investment objectives through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Funds are reported as an asset or liability on the Statements of Assets and Liabilities (if applicable). Realized gains and losses of the Funds are reported in “Net realized gain/(loss) from swap contracts” on the Statements of Operations (if applicable).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Funds’ maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral to the Funds to cover the Funds’ exposure to the counterparty.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2014.

Fair Value of Derivative Instruments as of March 31, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Balanced Fund
Foreign Exchange Contracts	Forward currency contracts	$100,473	Forward currency contracts	$266,824

Janus Contrarian Fund
Equity Contracts	Unaffiliated investments at value	$10,802,875*
Foreign Exchange Contracts	Forward currency contracts	14,082	Forward currency contracts	$5,754

Total		$10,816,957		$5,754

Janus Enterprise Fund
Foreign Exchange Contracts	Forward currency contracts	$322,886	Forward currency contracts	$193,277

Janus Fund
Equity Contracts	Unaffiliated investments at value	$4,740,933*	Options written, at value	$1,025,787
Foreign Exchange Contracts	Forward currency contracts	644,004	Forward currency contracts	497,011

Total		$5,384,937		$1,522,798

162 | MARCH 31, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Growth and Income Fund
Foreign Exchange Contracts	Forward currency contracts	$58,177	Forward currency contracts	$167,518

*	Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2014.

The effect of Derivative Instruments on the Statements of Operations for the period ended March 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions	Futures contracts	Swap contracts	Written options contracts	Total

Janus Balanced Fund
Foreign Exchange Contracts	$(8,912,095)	$–	$–	$–	$(8,912,095)

Janus Contrarian Fund
Equity Contracts	$69,855,799*	$(7,481,642)	$–	$4,702,013	$67,076,170
Foreign Exchange Contracts	787,284	–	–	–	787,284

Total	$70,643,083	$(7,481,642)	$–	$4,702,013	$67,863,454

Janus Enterprise Fund
Foreign Exchange Contracts	$(514,524)	$–	$–	$–	$(514,524)

Janus Fund
Equity Contracts	$4,186,670*	$–	$–	$2,540,794	$6,727,464
Foreign Exchange Contracts	(18,547,566)	–	–	–	(18,547,566)

Total	$(14,360,896)	$–	$–	$2,540,794	$(11,820,102)

Janus Growth and Income Fund
Foreign Exchange Contracts	$(6,256,143)	$–	$–	$–	$(6,256,143)

Janus Triton Fund
Equity Contracts	$–	$–	$8,478,717	$–	$8,478,717

*	Amounts relate to purchased options.

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation		Futures contracts	Swap contracts	Written options contracts	Total

Janus Balanced Fund
Foreign Exchange Contracts	$3,748,767		$–	$–	$–	$3,748,767

Janus Contrarian Fund
Equity Contracts	$(3,481,569	)*	$(6,357,762)	$–	$1,057,752	$(8,781,579)
Foreign Exchange Contracts	653,887		–	–	–	653,887

Total	$(2,827,682)		$(6,357,762)	$–	$1,057,752	$(8,127,692)

Janus Enterprise Fund
Foreign Exchange Contracts	$1,405,099		$–	$–	$–	$1,405,099

Janus Fund
Equity Contracts	$2,703,897*		$–	$–	$2,552,975	$5,256,872
Foreign Exchange Contracts	9,535,366		–	–	–	9,535,366

Total	$12,239,263		$–	$–	$2,552,975	$14,792,238

Janus Growth and Income Fund
Foreign Exchange Contracts	$2,625,879		$–	$–	$–	$2,625,879

Janus Triton Fund
Equity Contracts	$–		$–	$(807,662)	$–	$(807,662)

*	Amounts relate to purchased options.

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

Janus Growth & Core Funds | 163

Notes to Financial Statements (unaudited) (continued)

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s

164 | MARCH 31, 2014

creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Loans
Janus Balanced Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of Janus Balanced Fund’s total assets. Below are descriptions of the types of loans held by Janus Balanced Fund as of March 31, 2014.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Funds, particularly Janus Balanced Fund, may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie

Janus Growth & Core Funds | 165

Notes to Financial Statements (unaudited) (continued)

Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Funds recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets
Janus Balanced Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

JPMorgan Chase & Co.	$100,473	$–	$–	$100,473

166 | MARCH 31, 2014

Janus Contrarian Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$1,397,087	$(5,754)	$(1,113,577)	$277,756
Deutsche Bank AG	113,696,861	–	(113,696,861)	–
Goldman Sachs & Co.	7,846,896	–	(5,882,505)	1,964,391
JPMorgan Chase & Co.	14,082	–	–	14,082
UBS AG	1,558,892		(1,558,892)	–

Total	$124,513,818	$(5,754)	$(122,251,835)	$2,256,229

Janus Enterprise Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$227,674	$(58,732)	$–	$168,942
Deutsche Bank AG	102,737,322	–	(102,737,322)	–
HSBC Securities (USA), Inc.	54,795	(2,979)	–	51,816
JPMorgan Chase & Co.	40,417	–	–	40,417

Total	$103,060,208	$(61,711)	$(102,737,322)	$261,175

Janus Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$4,986,225	$(1,086,082)	$(2,130,111)	$1,770,032
JPMorgan Chase & Co.	340,485	–	–	340,485
RBC Capital Markets Corp.	58,227	(58,227)	–	–

Total	$5,384,937	$(1,144,309)	$(2,130,111)	$2,110,517

Janus Growth and Income Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

JPMorgan Chase & Co.	$58,177	$–	$–	$58,177

Janus Triton Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$325,049,098	$–	$(325,049,098)	$–

Janus Venture Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$183,007,148	$–	$(183,007,148)	$–

Offsetting of Financial Liabilities and Derivative Liabilities
Janus Balanced Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$34,821	$–	$–	$34,821
HSBC Securities (USA), Inc.	141,188	–	–	141,188
RBC Capital Markets Corp.	90,815	–	–	90,815

Total	$266,824	$–	$–	$266,824

Janus Growth & Core Funds | 167

Notes to Financial Statements (unaudited) (continued)

Janus Contrarian Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$5,754	$(5,754)	$–	$–

Janus Enterprise Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$58,732	$(58,732)	$–	$–
HSBC Securities (USA), Inc.	2,979	(2,979)	–	–
RBC Capital Markets Corp.	131,566	–	–	131,566

Total	$193,277	$(61,711)	$–	$131,566

Janus Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$1,086,082	$(1,086,082)	$–	$–
HSBC Securities (USA), Inc.	248,254	–	–	248,254
RBC Capital Markets Corp.	188,462	(58,227)	–	130,235

Total	$1,522,798	$(1,144,309)	$–	$378,489

Janus Growth and Income Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$21,755	$–	$–	$21,755
HSBC Securities (USA), Inc.	84,294	–	–	84,294
RBC Capital Markets Corp.	61,469	–	–	61,469

Total	$167,518	$–	$–	$167,518

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

A Fund does not require the counterparty to post collateral for forward currency contracts; however, a Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than a Fund’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of a Fund’s corresponding forward currency contracts.

A Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. A Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial

168 | MARCH 31, 2014

margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, certain Funds may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Each Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statements of Operations (if applicable).

Short Sales
The Funds may engage in “short sales against the box.” Short sales against the box involve either selling short a

Janus Growth & Core Funds | 169

Notes to Financial Statements (unaudited) (continued)

security that the Funds own or selling short a security that the Funds have the right to obtain, for delivery at a specified date in the future. The Funds may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Funds do not deliver from their portfolios the securities sold short and do not immediately receive the proceeds of the short sale. The Funds borrow the securities sold short and receive proceeds from the short sale only when they deliver the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Funds lose the opportunity to participate in the gain.

The Funds may also engage in other short sales. The Funds may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Funds must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of a Fund’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Funds are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedules of Investments (if applicable). The Funds are also required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Funds pay stock loan fees, disclosed on the Statements of Operations (if applicable), on assets borrowed from the security broker.

The Funds may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Funds to similar risks. To the extent that the Funds enter into short derivative positions, the Funds may be exposed to risks similar to those associated with short sales, including the risk that the Funds’ losses are theoretically unlimited.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
Janus Balanced Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

170 | MARCH 31, 2014

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

	Average Daily	Contractual Investment
	Net Assets	Advisory Fee/Base
Fund	of the Fund	Fee (%) (annual rate)

Janus Balanced Fund	All Asset Levels	0.55
Janus Contrarian Fund	N/A	0.64
Janus Enterprise Fund	All Asset Levels	0.64
Janus Forty Fund	N/A	0.64
Janus Fund	N/A	0.64
Janus Growth and Income Fund	All Asset Levels	0.60
Janus Research Fund	N/A	0.64
Janus Triton Fund	All Asset Levels	0.64
Janus Twenty Fund	N/A	0.64
Janus Venture Fund	All Asset Levels	0.64

For Janus Contrarian Fund, Janus Forty Fund, Janus Fund, Janus Research Fund, and Janus Twenty Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Janus Contrarian Fund	S&P 500® Index
Janus Forty Fund	Russell 1000® Growth Index
Janus Fund	Core Growth Index
Janus Research Fund	Russell 1000® Growth Index
Janus Twenty Fund	Russell 1000® Growth Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund). When a Fund’s performance-based fee structure has been in effect for at least 12 months (18 months for each of Janus Forty Fund and Janus Twenty Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustments began February 2007 for each of Janus Contrarian Fund and Janus Research Fund, July 2011 for Janus Fund, and January 2012 for each of Janus Forty Fund and Janus Twenty Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may,

Janus Growth & Core Funds | 171

Notes to Financial Statements (unaudited) (continued)

under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s (with the exception of Janus Twenty Fund) Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

Because Janus Twenty Fund does not offer Class A Shares, the investment performance of the Fund’s Class T Shares (formerly named Class J Shares) will be used for purposes of calculating the Fund’s Performance Adjustment. After Janus Capital determines whether Janus Twenty Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s Class T Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across any other class of shares of Janus Twenty Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

During the period ended March 31, 2014, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Janus Contrarian Fund	$(1,862,524)
Janus Forty Fund	(2,233,121)
Janus Fund	(5,996,146)
Janus Research Fund	(2,588,594)
Janus Twenty Fund	(5,637,063)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

172 | MARCH 31, 2014

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least February 1, 2015. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Fund	Expense Limit (%)

Janus Balanced Fund	0.68
Janus Contrarian Fund	0.77
Janus Enterprise Fund	0.87(1)
Janus Forty Fund	0.83
Janus Fund	0.83
Janus Growth and Income Fund	0.75
Janus Triton Fund	0.92
Janus Venture Fund	0.92

(1)	Effective February 1, 2014, the expense limit was increased from 0.76% to 0.87%.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $140,017 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $259,235 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2014,

Janus Growth & Core Funds | 173

Notes to Financial Statements (unaudited) (continued)

Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Balanced Fund	$175,270
Janus Contrarian Fund	16,715
Janus Enterprise Fund	7,179
Janus Forty Fund	22,263
Janus Fund	4,263
Janus Growth and Income Fund	2,495
Janus Research Fund	1,380
Janus Triton Fund	58,377
Janus Venture Fund	13,763

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2014, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Janus Balanced Fund	$184
Janus Triton Fund	4,476

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended March 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Balanced Fund	$36,295
Janus Contrarian Fund	587
Janus Enterprise Fund	831
Janus Forty Fund	7,340
Janus Fund	39
Janus Growth and Income Fund	49
Janus Research Fund	200
Janus Triton Fund	32,156
Janus Venture Fund	883

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended March 31, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

As of March 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Fund	% of Class Owned	% of Fund Owned

Janus Fund - Class A Shares	–	–
Janus Fund - Class C Shares	–	–
Janus Fund - Class D Shares	–	–
Janus Fund - Class I Shares	–	–
Janus Fund - Class N Shares	51%	0%
Janus Fund - Class R Shares	–	–
Janus Fund - Class S Shares	–	–
Janus Fund - Class T Shares	–	–

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and

174 | MARCH 31, 2014

losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Balanced Fund	$8,908,251,869	$2,423,509,498	$(21,941,209)	$2,401,568,289
Janus Contrarian Fund	3,202,440,280	915,466,465	(164,749,391)	750,717,074
Janus Enterprise Fund	2,219,483,327	1,300,048,682	(17,556,570)	1,282,492,112
Janus Forty Fund	2,274,579,302	649,233,999	(33,104,251)	616,129,748
Janus Fund	5,665,395,815	1,892,120,473	(34,706,178)	1,857,414,295
Janus Growth and Income Fund	2,920,570,628	1,350,087,748	(14,573,037)	1,335,514,711
Janus Research Fund	2,885,793,108	1,204,512,874	(9,569,011)	1,194,943,863
Janus Triton Fund	4,631,524,649	1,616,488,120	(35,472,704)	1,581,015,416
Janus Twenty Fund	7,240,802,860	2,258,652,727	(25,223,803)	2,233,428,924
Janus Venture Fund	2,060,335,709	501,566,491	(6,361,363)	495,205,128

Information on the tax components of securities sold short as of March 31, 2014 is as follows:

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	(Appreciation)	Depreciation	(Appreciation)

Janus Contrarian Fund	$(39,257,002)	$(2,327,413)	$–	$(2,327,413)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended September 30, 2013

								Accumulated
	September 30,	September 30,	September 30,	September 30,	September 30,	No Expiration		Capital
Fund	2015	2016	2017	2018	2019	Short-Term	Long-Term	Losses

Janus Balanced Fund	$–	$–	$–	$–	$–	$–	$–	$–
Janus Contrarian Fund(1)	–	(21,596,883)	(284,961,788)	(2,708,558)	(922,145)	–	–	(310,189,374)
Janus Enterprise Fund(2)	–	(62,973,742)	–	–	–	–	–	(62,973,742)
Janus Forty Fund	–	–	–	–	–	–	–	–
Janus Fund(3)	–	(14,167,216)	–	–	–	–	–	(14,167,216)
Janus Growth and Income Fund(4)	(3,214,012)	(15,209,047)	(251,872,100)	(462,850)	–	–	–	(270,758,009)
Janus Research Fund	–	–	(25,718,890)	–	–	–	–	(25,718,890)
Janus Triton Fund	–	–	–	–	–	–	–	–
Janus Twenty Fund	–	–	–	–	–	–	–	–
Janus Venture Fund	–	–	–	–	–	–	–	–

(1)	Capital loss carryovers subject to annual limitations, $(283,224,377) should be available in the next fiscal year.
(2)	Capital loss carryovers subject to annual limitations, $(29,275,428) should be available in the next fiscal year.
(3)	Capital loss carryovers subject to annual limitations, $(4,722,405) should be available in the next fiscal year.
(4)	Capital loss carryovers subject to annual limitations, $(260,861,683) should be available in the next fiscal year.

Janus Growth & Core Funds | 175

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

For the period ended March 31,	Janus		Janus		Janus
2014 (unaudited) and the year	Balanced Fund		Contrarian Fund		Enterprise Fund
ended September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	5,386,186	8,089,581	862,537	364,760	217,118	444,428
Reinvested dividends and distributions	831,272	995,997	238	8,474	50,514	30,174
Shares repurchased	(4,487,954)	(7,103,437)	(180,334)	(719,248)	(228,507)	(383,452)
Net Increase/(Decrease) in Fund Shares	1,729,504	1,982,141	682,441	(346,014)	39,125	91,150
Shares Outstanding, Beginning of Period	26,276,801	24,294,660	1,374,022	1,720,036	1,188,431	1,097,281
Shares Outstanding, End of Period	28,006,305	26,276,801	2,056,463	1,374,022	1,227,556	1,188,431
Transactions in Fund Shares – Class C Shares:
Shares sold	6,124,309	7,316,770	416,443	105,426	68,356	145,506
Reinvested dividends and distributions	698,516	668,946	–	–	21,513	10,483
Shares repurchased	(1,910,421)	(3,547,152)	(107,199)	(339,562)	(51,480)	(90,667)
Net Increase/(Decrease) in Fund Shares	4,912,404	4,438,564	309,244	(234,136)	38,389	65,322
Shares Outstanding, Beginning of Period	24,437,471	19,998,907	1,175,095	1,409,231	466,575	401,253
Shares Outstanding, End of Period	29,349,875	24,437,471	1,484,339	1,175,095	504,964	466,575
Transactions in Fund Shares – Class D Shares:
Shares sold	2,312,894	4,583,550	2,596,519	5,244,751	413,254	1,006,015
Reinvested dividends and distributions	1,689,356	2,135,360	198,431	1,104,387	758,823	464,127
Shares repurchased	(2,434,432)	(5,321,888)	(5,308,163)	(14,084,331)	(724,074)	(1,687,993)
Net Increase/(Decrease) in Fund Shares	1,567,818	1,397,022	(2,513,213)	(7,735,193)	448,003	(217,851)
Shares Outstanding, Beginning of Period	44,205,695	42,808,673	106,705,211	114,440,404	13,831,498	14,049,349
Shares Outstanding, End of Period	45,773,513	44,205,695	104,191,998	106,705,211	14,279,501	13,831,498
Transactions in Fund Shares – Class I Shares:
Shares sold	9,220,364	15,051,849	3,247,540	2,503,132	835,202	1,571,703
Reinvested dividends and distributions	1,079,168	2,950,332	14,442	29,255	198,411	94,362
Shares repurchased	(4,426,033)	(58,483,288)	(555,540)	(1,163,698)	(734,605)	(1,182,366)
Net Increase/(Decrease) in Fund Shares	5,873,499	(40,481,107)	2,706,442	1,368,689	299,008	483,699
Shares Outstanding, Beginning of Period	33,164,928	73,646,035	4,581,160	3,212,471	6,108,268	5,624,569
Shares Outstanding, End of Period	39,038,427	33,164,928	7,287,602	4,581,160	6,407,276	6,108,268
Transactions in Fund Shares – Class N Shares:
Shares sold	3,435,478	54,990,665	N/A	N/A	233,183	167,715
Reinvested dividends and distributions	1,954,133	677,994	N/A	N/A	9,507	3,653
Shares repurchased	(4,283,716)	(6,762,875)	N/A	N/A	(19,315)	(55,746)
Net Increase/(Decrease) in Fund Shares	1,105,895	48,905,784	N/A	N/A	223,375	115,622
Shares Outstanding, Beginning of Period	49,187,536	281,752	N/A	N/A	151,667	36,045
Shares Outstanding, End of Period	50,293,431	49,187,536	N/A	N/A	375,042	151,667
Transactions in Fund Shares – Class R Shares:
Shares sold	1,516,475	3,367,500	35,894	18,215	183,128	315,544
Reinvested dividends and distributions	313,178	381,056	–	47	38,948	22,890
Shares repurchased	(1,701,948)	(2,841,783)	(16,648)	(65,402)	(149,546)	(318,355)
Net Increase/(Decrease) in Fund Shares	127,705	906,773	19,246	(47,140)	72,530	20,079
Shares Outstanding, Beginning of Period	9,641,133	8,734,360	89,241	136,381	773,731	753,652
Shares Outstanding, End of Period	9,768,838	9,641,133	108,487	89,241	846,261	773,731

176 | MARCH 31, 2014

For the period ended March 31,	Janus		Janus		Janus
2014 (unaudited) and the year	Balanced Fund		Contrarian Fund		Enterprise Fund
ended September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class S Shares:
Shares sold	2,697,971	7,038,190	173,260	23,129	379,741	990,016
Reinvested dividends and distributions	1,036,667	1,376,627	–	215	178,391	103,307
Shares repurchased	(4,809,886)	(8,879,593)	(16,436)	(101,175)	(1,170,881)	(944,351)
Net Increase/(Decrease) in Fund Shares	(1,075,248)	(464,776)	156,824	(77,831)	(612,749)	148,972
Shares Outstanding, Beginning of Period	28,768,364	29,233,140	109,404	187,235	3,200,633	3,051,661
Shares Outstanding, End of Period	27,693,116	28,768,364	266,228	109,404	2,587,884	3,200,633
Transactions in Fund Shares – Class T Shares:
Shares sold	17,438,635	27,291,588	10,332,418	12,119,361	1,525,327	2,785,266
Reinvested dividends and distributions	5,251,624	6,510,402	73,809	450,146	751,898	426,263
Shares repurchased	(13,337,905)	(28,508,445)	(5,382,214)	(14,465,906)	(1,277,663)	(2,548,435)
Net Increase/(Decrease) in Fund Shares	9,352,354	5,293,545	5,024,013	(1,896,399)	999,562	663,094
Shares Outstanding, Beginning of Period	136,623,738	131,330,193	53,253,452	55,149,851	13,399,776	12,736,682
Shares Outstanding, End of Period	145,976,092	136,623,738	58,277,465	53,253,452	14,399,338	13,399,776

(1)	Values have been adjusted to conform with current year presentation.

Janus Growth & Core Funds | 177

Notes to Financial Statements (unaudited) (continued)

For the period ended March 31,	Janus		Janus		Janus
2014 (unaudited) and the year	Forty Fund		Fund		Growth and Income Fund
ended September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	1,163,469	1,994,590	43,831	11,131,163	82,292	188,615
Reinvested dividends and distributions	1,545,154	33,044	2,077	240,115	5,983	9,624
Shares repurchased	(2,440,060)	(4,562,842)	(94,126)	(46,102,496)	(74,861)	(318,788)
Net Increase/(Decrease) in Fund Shares	268,563	(2,535,208)	(48,218)	(34,731,218)	13,414	(120,549)
Shares Outstanding, Beginning of Period	8,538,448	11,073,656	470,875	35,202,093	628,505	749,054
Shares Outstanding, End of Period	8,807,011	8,538,448	422,657	470,875	641,919	628,505
Transactions in Fund Shares – Class C Shares:
Shares sold	974,790	729,327	9,149	26,992	23,465	68,152
Reinvested dividends and distributions	1,029,465	–	374	–	1,741	3,130
Shares repurchased	(1,046,729)	(2,548,149)	(14,463)	(67,008)	(28,274)	(75,434)
Net Increase/(Decrease) in Fund Shares	957,526	(1,818,822)	(4,940)	(40,016)	(3,068)	(4,152)
Shares Outstanding, Beginning of Period	7,571,919	9,390,741	135,513	175,529	343,090	347,242
Shares Outstanding, End of Period	8,529,445	7,571,919	130,573	135,513	340,022	343,090
Transactions in Fund Shares – Class D Shares:
Shares sold	N/A	N/A	1,279,331	2,807,982	1,036,689	2,380,167
Reinvested dividends and distributions	N/A	N/A	1,137,146	1,221,106	603,530	1,082,814
Shares repurchased	N/A	N/A	(5,920,324)	(14,186,504)	(2,761,344)	(6,541,302)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(3,503,847)	(10,157,416)	(1,121,125)	(3,078,321)
Shares Outstanding, Beginning of Period	N/A	N/A	139,894,427	150,051,843	58,904,816	61,983,137
Shares Outstanding, End of Period	N/A	N/A	136,390,580	139,894,427	57,783,691	58,904,816
Transactions in Fund Shares – Class I Shares:
Shares sold	3,030,783	5,872,487	270,492	487,848	420,714	225,402
Reinvested dividends and distributions	2,745,909	134,129	31,692	37,271	9,970	11,209
Shares repurchased	(7,207,699)	(15,088,715)	(511,441)	(1,287,923)	(133,176)	(178,649)
Net Increase/(Decrease) in Fund Shares	(1,431,007)	(9,082,099)	(209,257)	(762,804)	297,508	57,962
Shares Outstanding, Beginning of Period	17,595,406	26,677,505	3,730,214	4,493,018	757,796	699,834
Shares Outstanding, End of Period	16,164,399	17,595,406	3,520,957	3,730,214	1,055,304	757,796
Transactions in Fund Shares – Class N Shares:
Shares sold	1,173,678	1,213,844	22,640	10,009,445	N/A	N/A
Reinvested dividends and distributions	203,081	5,080	4,034	112,482	N/A	N/A
Shares repurchased	(192,586)	(754,688)	(242,974)	(10,195,561)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	1,184,173	464,236	(216,300)	(73,634)	N/A	N/A
Shares Outstanding, Beginning of Period	499,010	34,774	696,712	770,346	N/A	N/A
Shares Outstanding, End of Period	1,683,183	499,010	480,412	696,712	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	376,044	638,444	15,276	28,484	4,516	14,165
Reinvested dividends and distributions	692,342	–	467	45	506	909
Shares repurchased	(819,114)	(1,868,065)	(14,921)	(17,984)	(6,997)	(18,959)
Net Increase/(Decrease) in Fund Shares	249,272	(1,229,621)	822	10,545	(1,975)	(3,885)
Shares Outstanding, Beginning of Period	3,646,953	4,876,574	87,474	76,929	65,723	69,608
Shares Outstanding, End of Period	3,896,225	3,646,953	88,296	87,474	63,748	65,723
Transactions in Fund Shares – Class S Shares:
Shares sold	1,607,275	3,800,368	115,771	189,428	59,954	189,584
Reinvested dividends and distributions	6,933,659	109,043	6,645	3,292	7,934	15,905
Shares repurchased	(8,295,832)	(17,058,653)	(227,727)	(485,363)	(173,224)	(371,532)
Net Increase/(Decrease) in Fund Shares	245,102	(13,149,242)	(105,311)	(292,643)	(105,336)	(166,043)
Shares Outstanding, Beginning of Period	31,520,664	44,669,906	1,089,100	1,381,743	940,561	1,106,604
Shares Outstanding, End of Period	31,765,766	31,520,664	983,789	1,089,100	835,225	940,561

178 | MARCH 31, 2014

For the period ended March 31,	Janus		Janus		Janus
2014 (unaudited) and the year	Forty Fund		Fund		Growth and Income Fund
ended September 30, 2013	2014	2013(1)	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class T Shares:
Shares sold	204,101	607,284	1,889,793	3,754,146	2,560,091	3,510,716
Reinvested dividends and distributions	184,515	7,862	332,520	277,400	335,948	624,858
Shares repurchased	(528,877)	(1,212,612)	(4,184,427)	(22,850,387)	(3,286,022)	(8,813,681)
Net Increase/(Decrease) in Fund Shares	(140,261)	(597,466)	(1,962,114)	(18,818,841)	(389,983)	(4,678,107)
Shares Outstanding, Beginning of Period	816,458	1,413,924	43,495,238	62,314,079	34,123,579	38,801,686
Shares Outstanding, End of Period	676,197	816,458	41,533,124	43,495,238	33,733,596	34,123,579

(1)	Values have been adjusted to conform with current year presentation.

Janus Growth & Core Funds | 179

Notes to Financial Statements (unaudited) (continued)

	Janus		Janus
For the period ended March 31, 2014 (unaudited)	Research Fund		Triton Fund
and the year ended September 30, 2013	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	71,134	136,163	4,432,345	16,635,490
Reinvested dividends and distributions	2,680	1,830	865,096	834,359
Shares repurchased	(38,765)	(134,031)	(5,358,401)	(10,081,394)
Net Increase/(Decrease) in Fund Shares	35,049	3,962	(60,960)	7,388,455
Shares Outstanding, Beginning of Period	415,131	411,169	25,918,812	18,530,357
Shares Outstanding, End of Period	450,180	415,131	25,857,852	25,918,812
Transactions in Fund Shares – Class C Shares:
Shares sold	11,746	20,552	1,407,737	4,480,754
Reinvested dividends and distributions	212	–	307,473	252,466
Shares repurchased	(3,661)	(19,907)	(1,135,903)	(2,071,790)
Net Increase/(Decrease) in Fund Shares	8,297	645	579,307	2,661,430
Shares Outstanding, Beginning of Period	65,129	64,484	9,291,629	6,630,199
Shares Outstanding, End of Period	73,426	65,129	9,870,936	9,291,629
Transactions in Fund Shares – Class D Shares:
Shares sold	1,068,913	1,867,156	3,891,681	9,423,756
Reinvested dividends and distributions	411,480	436,997	1,434,343	1,635,322
Shares repurchased	(2,297,010)	(5,765,379)	(3,748,639)	(8,009,362)
Net Increase/(Decrease) in Fund Shares	(816,617)	(3,461,226)	1,577,385	3,049,716
Shares Outstanding, Beginning of Period	54,884,976	58,346,202	36,606,421	33,556,705
Shares Outstanding, End of Period	54,068,359	54,884,976	38,183,806	36,606,421
Transactions in Fund Shares – Class I Shares:
Shares sold	302,375	1,511,290	9,420,623	37,427,032
Reinvested dividends and distributions	25,087	24,532	1,898,375	1,834,487
Shares repurchased	(864,300)	(1,153,584)	(16,561,021)	(25,701,951)
Net Increase/(Decrease) in Fund Shares	(536,838)	382,238	(5,242,023)	13,559,568
Shares Outstanding, Beginning of Period	3,545,690	3,163,452	57,891,780	44,332,212
Shares Outstanding, End of Period	3,008,852	3,545,690	52,649,757	57,891,780
Transactions in Fund Shares – Class N Shares:
Shares sold	362,669	957,250	1,396,533	4,164,112
Reinvested dividends and distributions	10,282	13,615	207,804	165,936
Shares repurchased	(69,739)	(1,198,998)	(613,905)	(2,022,430)
Net Increase/(Decrease) in Fund Shares	303,212	(228,133)	990,432	2,307,618
Shares Outstanding, Beginning of Period	1,120,319	1,348,452	5,320,037	3,012,419
Shares Outstanding, End of Period	1,423,531	1,120,319	6,310,469	5,320,037
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	1,559,420	4,189,050
Reinvested dividends and distributions	N/A	N/A	201,467	101,584
Shares repurchased	N/A	N/A	(867,150)	(1,037,862)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	893,737	3,252,772
Shares Outstanding, Beginning of Period	N/A	N/A	5,663,033	2,410,261
Shares Outstanding, End of Period	N/A	N/A	6,556,770	5,663,033
Transactions in Fund Shares – Class S Shares:
Shares sold	54,016	6,328	3,021,439	10,010,284
Reinvested dividends and distributions	598	87	527,564	389,775
Shares repurchased	(6,280)	(1,732)	(2,413,090)	(3,641,486)
Net Increase/(Decrease) in Fund Shares	48,334	4,683	1,135,913	6,758,573
Shares Outstanding, Beginning of Period	21,547	16,864	13,188,598	6,430,025
Shares Outstanding, End of Period	69,881	21,547	14,324,511	13,188,598

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	Janus		Janus
For the period ended March 31, 2014 (unaudited)	Research Fund		Triton Fund
and the year ended September 30, 2013	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class T Shares:
Shares sold	1,748,618	3,710,974	14,090,720	43,228,803
Reinvested dividends and distributions	237,936	258,022	3,697,363	3,832,441
Shares repurchased	(2,576,242)	(11,951,506)	(14,147,363)	(28,902,024)
Net Increase/(Decrease) in Fund Shares	(589,688)	(7,982,510)	3,640,720	18,159,220
Shares Outstanding, Beginning of Period	33,980,974	41,963,484	94,942,965	76,783,745
Shares Outstanding, End of Period	33,391,286	33,980,974	98,583,685	94,942,965

(1)	Values have been adjusted to conform with current year presentation.

Janus Growth & Core Funds | 181

Notes to Financial Statements (unaudited) (continued)

	Janus		Janus
For the period ended March 31, 2014 (unaudited)	Twenty Fund		Venture Fund
and the year ended September 30, 2013	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	N/A	N/A	181,001	1,620,847
Reinvested dividends and distributions	N/A	N/A	116,122	462,079
Shares repurchased	N/A	N/A	(94,115)	(4,926,279)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	203,008	(2,843,353)
Shares Outstanding, Beginning of Period	N/A	N/A	625,135	3,468,488
Shares Outstanding, End of Period	N/A	N/A	828,143	625,135
Transactions in Fund Shares – Class C Shares:
Shares sold	N/A	N/A	44,721	59,145
Reinvested dividends and distributions	N/A	N/A	14,135	1,189
Shares repurchased	N/A	N/A	(9,935)	(2,744)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	48,921	57,590
Shares Outstanding, Beginning of Period	N/A	N/A	64,519	6,929
Shares Outstanding, End of Period	N/A	N/A	113,440	64,519
Transactions in Fund Shares – Class D Shares:
Shares sold	889,735	1,537,977	828,365	1,236,368
Reinvested dividends and distributions	21,905,044	645,954	3,119,846	2,024,993
Shares repurchased	(3,669,064)	(7,830,280)	(1,110,637)	(1,950,980)
Net Increase/(Decrease) in Fund Shares	19,125,715	(5,646,349)	2,837,574	1,310,381
Shares Outstanding, Beginning of Period	75,468,319	81,114,668	18,675,948	17,365,567
Shares Outstanding, End of Period	94,594,034	75,468,319	21,513,522	18,675,948
Transactions in Fund Shares – Class I Shares:
Shares sold	N/A	N/A	506,292	1,532,752
Reinvested dividends and distributions	N/A	N/A	303,254	100,646
Shares repurchased	N/A	N/A	(381,022)	(320,568)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	428,524	1,312,830
Shares Outstanding, Beginning of Period	N/A	N/A	1,804,637	491,807
Shares Outstanding, End of Period	N/A	N/A	2,233,161	1,804,637
Transactions in Fund Shares – Class N Shares:
Shares sold	N/A	N/A	20,159	33,909
Reinvested dividends and distributions	N/A	N/A	16,468	10,148
Shares repurchased	N/A	N/A	(37,118)	(12,565)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(491)	31,492
Shares Outstanding, Beginning of Period	N/A	N/A	94,307	62,815
Shares Outstanding, End of Period	N/A	N/A	93,816	94,307
Transactions in Fund Shares – Class S Shares:
Shares sold	N/A	N/A	19,702	105,635
Reinvested dividends and distributions	N/A	N/A	14,788	1,553
Shares repurchased	N/A	N/A	(25,211)	(24,328)
Net Increase/(Decrease) in Fund Shares	N/A	N/A	9,279	82,860
Shares Outstanding, Beginning of Period	N/A	N/A	85,994	3,134
Shares Outstanding, End of Period	N/A	N/A	95,273	85,994
Transactions in Fund Shares – Class T Shares:
Shares sold	2,006,594	4,329,458	2,799,117	5,459,197
Reinvested dividends and distributions	13,994,428	367,884	1,617,467	1,049,427
Shares repurchased	(7,427,430)	(11,548,852)	(1,630,062)	(5,655,331)
Net Increase/(Decrease) in Fund Shares	8,573,592	(6,851,510)	2,786,522	853,293
Shares Outstanding, Beginning of Period	48,459,860	55,311,370	9,104,587	8,251,294
Shares Outstanding, End of Period	57,033,452	48,459,860	11,891,109	9,104,587

(1)	Values have been adjusted to conform with current year presentation.

182 | MARCH 31, 2014

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Balanced Fund	$1,415,694,432	$1,355,639,361	$2,391,826,590	$2,040,139,722
Janus Contrarian Fund	1,176,995,093	995,071,982	–	–
Janus Enterprise Fund	316,023,368	304,127,454	–	–
Janus Forty Fund	1,007,310,572	1,491,624,384	–	–
Janus Fund	2,512,035,977	2,726,392,232	–	–
Janus Growth and Income Fund	479,640,678	439,920,868	–	–
Janus Research Fund	962,193,953	1,021,234,865	–	–
Janus Triton Fund	604,691,840	568,561,195	–	–
Janus Twenty Fund	1,695,014,281	2,092,958,673	–	–
Janus Venture Fund	542,426,852	412,640,556	–	–

8.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Growth & Core Funds | 183

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

184 | MARCH 31, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

186 | MARCH 31, 2014

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Growth & Core Funds | 187

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

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•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

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Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

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Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

196 | MARCH 31, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Growth & Core Funds | 197

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0514-59729	125-24-01500 05-14

semiannual report
March 31, 2014

Janus Preservation Series

Janus Preservation Series – Global (formerly named Janus Protected Series – Global)
Janus Preservation Series – Growth (formerly named Janus Protected Series – Growth)

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Preservation Series

Janus Preservation Series - Global (unaudited)

FUND SNAPSHOT
A global growth fund with a protection feature that seeks to minimize and cap losses. This is the only U.S. fund series that offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

PERFORMANCE REVIEW

For the period ended March 31, 2014, Janus Preservation Series – Global Class I Shares returned 5.42% versus a return of 9.36% for the MSCI World Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the Preservation Series – Global Blended Index, returned 5.60% during the period.

INVESTMENT ENVIRONMENT

Global equities managed strong gains in the final months of 2013, even as the U.S. Federal Reserve (Fed) began a gradual reduction in its bond-buying program in January. Early in the period, a partial shutdown of the U.S. government ended following a fiscal agreement reached just prior to a debt extension deadline. Europe, meanwhile, benefited from improving trade and manufacturing data, a rise in a German business confidence index and a reduction in UK unemployment.

Continued signs of economic weakness in China, Russia’s occupation and subsequent annexation of Crimea from Ukraine, and the potential for the Fed to raise interest rates earlier than expected combined to keep global equity gains modest over the last three months. Emerging markets, which significantly lagged developed markets during 2013, remained weaker. Investor doubts concerning developing markets’ ability to prop up their economies dictated sentiment, although decisive actions by emerging market central banks helped stabilize markets until Russian troops entered Crimea, causing new uncertainty. Stocks received a lift from positive economic-growth data for the euro zone, which confirmed the region is gradually recovering. Meanwhile, a strengthening yen and lack of progress on Prime Minister Shinzo Abe’s economic reforms weighed on Japanese stocks.

PERFORMANCE DISCUSSION

Janus Preservation Series – Global is a unique product in that it has two primary features designed to provide a level of downside protection and grow investors’ capital over the long term. It has a disciplined allocation process that determines how much of the portfolio will be invested in its equity component and how much will be invested in its protection component. Additionally, the Fund has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Fund rises to new levels, the Protected NAV (PNAV) also rises to new levels. We feel this is an attractive feature, providing investors with a level of downside protection, given the significant uncertainty evident in the global economy and markets.

We saw a slight increase in volatility levels in recent months, which caused us to decrease our exposure to equity. We entered the most recent period at approximately 97.5% exposure to equities and ended at approximately 93.2% exposure. If the Fund would have been able to have a heavier weighting in the equity component during the period, it may have been able to benefit from rising markets and had better performance.

The protection component comprised the remainder of the portfolio. The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, the Fund will tend to be invested primarily in equities. In falling markets, the Fund will tend to predominantly hold more of the protection component, in an effort to reduce risk in the portfolio. The protection feature, however, affects the Fund’s ability to respond to changing equity market conditions and its ability to capture certain market gains.

While our allocation to the protection component was a drag on relative performance this quarter, the Fund’s equity component also detracted from relative performance. For the core group of stocks in our portfolio, their long-term growth prospects are underpinned by competitive dynamics such as high barriers to entry, recurring revenue streams, strong management teams, or attractive industries with high growth potential. We continue to believe that such long duration drivers of

Janus Preservation Series | 1

Janus Preservation Series - Global (unaudited)

growth will help these companies outperform over the longer investment horizon that we tend to hold them.

Two energy companies, Ophir Energy and Tullow Oil, were among our largest detractors during the period. Ophir was down after the company reported disappointing drilling results offshore Gabon in western Africa. We continue to believe Ophir is materially undervalued relative to the high percentage of cash represented in its market capitalization as well as its producing natural gas assets in Tanzania. We remain convinced in the company’s attractive prospects for value creation, and the management team’s discipline.

In the fourth quarter of 2013, Tullow reported disappointing drill results onshore in Ethiopia, which negatively impacted the stock. We believe the assets that Tullow has developed account for approximately half of its current market value. Adding proven and risked discoveries that are currently under development, its share price at period end was below fair value, not even accounting for optionality in potential future discoveries. We believe that Kenya and Ethiopia are the most interesting pieces of Tullow’s portfolio – with billions of barrels of potential. After an unusually long dry spell in terms of discoveries in 2013, we are pleased that 2014 has already gotten off to a good start with two new discoveries in Kenya that have led the company to double their Kenyan resource estimates.

Sberbank of Russia was another top detractor. The stock suffered as a proxy for the broader Russian market, which sold off over the Ukraine crisis. We maintained our position. The company’s fundamentals remain strong, as evidenced by higher-than-expected growth and profitability in its latest quarter. Also noteworthy was significant deposit growth month over month in March, indicating, perhaps, a flight to quality from smaller banks. Given the environment, Sberbank traded at a significant discount to global peers, which we believe will slowly diminish long term as geopolitical tensions ease.

While the aforementioned stocks weighed on performance during the period, we were pleased by the results of many other companies in our portfolio. Danish transportation and energy conglomerate AP Moeller – Maersk was our top contributor. The company benefited late in the period after the U.S. Federal Maritime Commission approved an alliance between the world’s top three container shipping firms, including Maersk’s shipping division. The alliance will pool the companies’ ultra-large vessels in an effort to reduce costs in an environment of industry overcapacity. Rather than running only partly full ships, the firms would be able to run larger ships, which are more efficient, fully loaded. Provided Chinese and European regulators approve the arrangement, the alliance will control a high percentage of the world’s ultra-large vessels. We believe the cost savings to Maersk could be more significant than the market believes. Maersk also announced it would sell its noncore grocery business, which is consistent with the firm’s restructuring efforts.

Canadian Pacific Railway was another top contributor during the period. The new CEO at the firm was responsible for many of the structural improvements such as scheduled railroading that have been adopted by the entire railroad industry over the last 10 years, and he is now charting a course for long-term improvements at his new company. The CEO has outlined a series of cost cuts, efficiencies and service improvements for the company. Service improvements around more timely delivery and accurate scheduling are making Canadian Pacific a more reliable service provider and creating revenue opportunities to transport more crude oil, grain and other products by rail. During the period, the market got more evidence that the new management team is turning Canadian Pacific into a more efficient operation when the company announced its third-quarter earnings results, as expenses declined another 6%, operating income increased 40% and the company’s earnings were well ahead of consensus estimates.

United Continental was also a top contributor. The airline’s stock rose as part of a broader industry trend following strong December traffic reports and due to the company’s better-than-expected financial results. Later in the quarter, severe winter weather conditions forced a high number of flight cancellations, though the stock held onto most of its earlier gains. We believe United has significantly improved its operations following some missteps after its merger with Continental and should close its valuation gap with peers. Airlines, generally, have enjoyed buoyant stock prices from industry consolidation and maintaining capacity discipline.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We continue to be positive on equities around the world, with a particular focus on U.S. and European stocks. Despite U.S. markets touching record highs, we do not see them as overvalued. Against a backdrop of economic growth, low interest rates and low inflation, price-to-earnings ratios for many U.S. large-cap stocks are not out of line.

2 | MARCH 31, 2014

(unaudited)

Europe, meanwhile, trades at a discount to the U.S. While economic growth is slower there, companies can augment growth through restructuring efforts. Margins in Europe, which are below longer-term trends, can rise, especially if revenue growth resumes. The auto industry is a prominent example, but there are others. After cleaning out nonperforming assets, banks are on firmer ground. Credit growth is still slow, but healthier banks could see a rise with economic growth. Interest margins could also grow. While the crisis in Crimea looms large over Europe (and all markets, really), the other factors favor equities there.

Japan’s progress has slowed, and we worry that Abe and his “three arrows” won’t achieve the structural reforms needed to sustain the benefits from his fiscal and monetary policies. As a result, we’ve seen a weak Japanese market and a firming yen. We think labor and corporate tax reform should be foremost in Abe’s efforts, but we worry he has lost momentum.

Emerging markets trade at extraordinarily cheap valuations, especially for cyclical or economically sensitive stocks. Blue-chip consumer staples are not as cheap. We had a spark of contagion extinguished quickly this year with solid responses from central banks. We think election outcomes in India, Indonesia and possibly in Brazil and a better-than-consensus outcome in China could bring some life to emerging markets.

After last year’s run, it is tempting to be negative on equity markets. We don’t expect a year like last year. It will be earnings growth and not market multiples that drive returns. Unless the Crimea sparks a global crisis, we believe the factors are in place to find the companies around the world where the markets do not understand the earnings growth paths and therefore are not properly valuing the stocks.

Thank you for your investment in Janus Preservation Series – Global.

Janus Preservation Series | 3

Janus Preservation Series - Global (unaudited)

Janus Preservation Series - Global At A Glance

5 Top Performers – Holdings

Contribution

AP Moeller – Maersk A/S – Class B	0.51%
Canadian Pacific Railway, Ltd.	0.49%
United Continental Holdings, Inc.	0.39%
Helmerich & Payne, Inc.	0.32%
Google, Inc. – Class A	0.32%

5 Bottom Performers – Holdings

Contribution

S&P 500® E-mini Future – expired December 2013	–0.40%
Ophir Energy PLC	–0.17%
Sberbank of Russia (ADR)	–0.17%
Tullow Oil PLC	–0.16%
Cobalt International Energy, Inc.	–0.15%

5 Top Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Industrials	0.57%	11.32%	11.36%
Health Care	0.30%	12.08%	11.48%
Materials	0.13%	3.46%	5.70%
Telecommunication Services	0.08%	1.12%	3.73%
Utilities	–0.04%	–0.05%	3.19%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI World
	Fund Contribution	(Average % of Equity)	IndexSM Weighting

Protection Component**	–1.23%	5.11%	0.00%
Financials	–0.51%	18.54%	20.94%
Consumer Staples	–0.43%	9.51%	9.93%
Consumer Discretionary	–0.42%	12.36%	12.21%
Information Technology	–0.25%	15.15%	12.02%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | MARCH 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Canadian Pacific Railway, Ltd. Road & Rail	2.1%
AP Moeller – Maersk A/S – Class B Marine	2.0%
AIA Group, Ltd. Insurance	1.8%
Apple, Inc. Technology Hardware, Storage & Peripherals	1.4%
Keyence Corp. Electronic Equipment, Instruments & Components	1.3%

8.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

Janus Preservation Series | 5

Janus Preservation Series - Global (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014				per the January 28, 2014 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Preservation Series - Global – Class A Shares
NAV	5.27%	10.45%	9.64%	2.97%	1.92%
MOP	–0.82%	4.12%	6.84%

Janus Preservation Series - Global – Class C Shares
NAV	4.82%	9.65%	8.82%	3.73%	2.65%
CDSC	3.82%	8.65%	8.82%

Janus Preservation Series - Global – Class D Shares(1)	5.36%	10.64%	9.67%	3.24%	1.75%

Janus Preservation Series - Global – Class I Shares	5.42%	10.78%	9.91%	2.68%	1.63%

Janus Preservation Series - Global – Class S Shares	5.29%	10.39%	9.48%	3.18%	2.13%

Janus Preservation Series - Global – Class T Shares	5.44%	10.62%	9.75%	2.93%	1.88%

MSCI World IndexSM	9.36%	19.07%	20.66%

MSCI World Growth Index	8.51%	18.20%	20.24%

Preservation Series - Global Blended Index	5.60%	11.23%	12.16%

Protected Series - Global Blended Index	5.11%	10.75%	11.92%

Morningstar Quartile – Class I Shares	–	2nd	3rd

Morningstar Ranking – based on total return for World Allocation Funds	–	182/489	285/400

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

6 | MARCH 31, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Fund is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature only covers shareholders who hold their shares on the termination date, and is subject to various conditions and the financial payment capabilities of BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”).

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Fund and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Fund transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

The Fund uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 28, 2014, Janus Protected Series – Global changed its name to Janus Preservation Series – Global and its primary benchmark from the MSCI World Growth Index to the MSCI World IndexSM. Additionally, the Fund changed the name of its secondary benchmark index from Protected Series – Global Blended Index to Preservation Series – Global Blended Index and its composition from a blend of MSCI World Growth Index (60%) and Citigroup 3-Month U.S. Treasury Bill Index (40%) to a blend of MSCI World IndexSM (60%) and Citigroup 3-Month U.S. Treasury Bill Index (40%). Janus Capital believes that the benchmark changes provide a more appropriate representation of the Fund’s investment strategy.

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

Janus Preservation Series | 7

Janus Preservation Series - Global (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; the capital protection fee; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/13/14)

Class A Shares	$1,000.00	$1,052.70	$9.77	$1,000.00	$1,015.41	$9.60	1.91%

Class C Shares	$1,000.00	$1,048.20	$13.48	$1,000.00	$1,011.77	$13.24	2.64%

Class D Shares	$1,000.00	$1,052.70	$8.96	$1,000.00	$1,016.21	$8.80	1.75%

Class I Shares	$1,000.00	$1,053.40	$8.29	$1,000.00	$1,016.85	$8.15	1.62%

Class S Shares	$1,000.00	$1,052.00	$9.57	$1,000.00	$1,015.61	$9.40	1.87%

Class T Shares	$1,000.00	$1,053.50	$8.40	$1,000.00	$1,016.75	$8.25	1.64%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | MARCH 31, 2014

Janus Preservation Series - Global(1)

Schedule of Investments (unaudited)

As of March 31, 2014

Shares/Principal/Contract Amounts		Value

Common Stock – 91.3%
Aerospace & Defense – 0.9%
522	Precision Castparts Corp.	$131,941
Air Freight & Logistics – 0.5%
541	Panalpina Welttransport Holding AG	83,127
Airlines – 0.9%
3,222	United Continental Holdings, Inc.*	143,798
Auto Components – 1.0%
7,000	NGK Spark Plug Co., Ltd.	157,364
Automobiles – 1.0%
450	Hyundai Motor Co.	106,166
8,000	Isuzu Motors, Ltd.	45,969

		152,135
Beverages – 2.4%
1,948	PepsiCo, Inc.	162,658
491	Pernod Ricard SA	57,152
2,953	SABMiller PLC	147,424

		367,234
Biotechnology – 4.7%
1,240	Alkermes PLC*	54,672
317	Biogen Idec, Inc.*	96,961
732	Celgene Corp.*	102,187
1,491	Endo International PLC*	102,357
1,927	Gilead Sciences, Inc.*	136,547
1,147	Medivation, Inc.*	73,833
2,367	NPS Pharmaceuticals, Inc.*	70,844
7,708	Swedish Orphan Biovitrum AB*	84,465

		721,866
Capital Markets – 2.6%
2,753	Deutsche Bank AG	123,154
1,122	T Rowe Price Group, Inc.	92,396
8,936	UBS AG	184,625

		400,175
Chemicals – 1.9%
16,858	Alent PLC	89,078
1,202	LyondellBasell Industries NV – Class A	106,906
877	Monsanto Co.	99,776

		295,760
Commercial Banks – 6.4%
1,980	BNP Paribas SA	152,711
161,000	China Construction Bank Corp.	112,712
2,475	Citigroup, Inc.	117,810
15,341	HSBC Holdings PLC	155,348
2,279	JPMorgan Chase & Co.	138,358
10,242	Sberbank of Russia (ADR)	99,552
28,600	Seven Bank, Ltd.	112,238
2,260	U.S. Bancorp	96,864

		985,593
Commercial Services & Supplies – 0.4%
1,535	Tyco International, Ltd. (U.S. Shares)	65,084
Communications Equipment – 1.7%
2,701	CommScope Holding Co., Inc.*	66,661
953	Motorola Solutions, Inc.	61,268
10,238	Telefonaktiebolaget LM Ericsson – Class B	136,399

		264,328
Consumer Finance – 0.7%
1,189	American Express Co.	107,046
Containers & Packaging – 0.9%
3,186	Crown Holdings, Inc.*	142,542
Diversified Financial Services – 1.5%
9,130	ING Groep NV*	129,225
476	IntercontinentalExchange Group, Inc.	94,167

		223,392
Electrical Equipment – 0.9%
3,074	Sensata Technologies Holding NV*	131,075
Electronic Equipment, Instruments & Components – 2.5%
973	Amphenol Corp. – Class A	89,175
500	Keyence Corp.	206,250
1,405	TE Connectivity, Ltd. (U.S. Shares)	84,595

		380,020
Energy Equipment & Services – 3.0%
620	Core Laboratories NV	123,033
1,087	Helmerich & Payne, Inc.	116,918
1,401	National Oilwell Varco, Inc.	109,096
4,327	Petrofac, Ltd.	103,717

		452,764
Food & Staples Retailing – 1.8%
2,660	Kroger Co.	116,109
2,342	Shoprite Holdings, Ltd.	35,448
2,324	Whole Foods Market, Inc.	117,850

		269,407
Food Products – 1.6%
765	Hershey Co.	79,866
2,163	Nestle SA	162,874

		242,740
Health Care Equipment & Supplies – 0.5%
2,067	Abbott Laboratories	79,600
Health Care Providers & Services – 2.5%
1,304	Aetna, Inc.	97,761
1,573	Catamaran Corp. (U.S. Shares)*	70,407
1,463	Express Scripts Holding Co.*	109,857
1,655	Omnicare, Inc.	98,754

		376,779
Hotels, Restaurants & Leisure – 0.8%
23,672	Bwin.Party Digital Entertainment PLC	49,954
913	Starbucks Corp.	66,996

		116,950
Household Products – 1.1%
2,510	Colgate-Palmolive Co.	162,824
Industrial Conglomerates – 0.8%
1,022	Danaher Corp.	76,650
96,000	Shun Tak Holdings, Ltd.	49,384

		126,034
Information Technology Services – 2.4%
2,229	Amdocs, Ltd. (U.S. Shares)	103,559
1,721	MasterCard, Inc. – Class A	128,559
678	Teradata Corp.*	33,351
439	Visa, Inc. – Class A	94,762

		360,231

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Preservation Series | 9

Janus Preservation Series - Global(1)

Schedule of Investments (unaudited)

As of March 31, 2014

Shares/Principal/Contract Amounts		Value

Insurance – 3.1%
56,800	AIA Group, Ltd.	$269,490
786	Aon PLC	66,244
6,854	Prudential PLC	144,924

		480,658
Internet & Catalog Retail – 1.5%
177	Amazon.com, Inc.*	59,564
63	priceline.com, Inc.*	75,089
6,600	Rakuten, Inc.	88,064

		222,717
Internet Software & Services – 2.3%
1,175	eBay, Inc.*	64,907
564	Facebook, Inc. – Class A*	33,975
176	Google, Inc. – Class A*,†	196,154
2,107	Youku Tudou, Inc. (ADR)*	59,080

		354,116
Leisure Products – 0.4%
1,661	Mattel, Inc.	66,623
Machinery – 0.7%
898	Dover Corp.	73,412
656	Vallourec SA	35,608

		109,020
Marine – 2.0%
25	AP Moeller – Maersk A/S – Class B	299,893
Media – 3.4%
1,224	CBS Corp. – Class B	75,643
2,106	Comcast Corp. – Class A	105,342
1,506	Liberty Global PLC*	61,309
852	Liberty Global PLC – Class A*	35,443
351	Time Warner Cable, Inc.	48,150
3,310	Twenty-First Century Fox, Inc. – Class A	105,821
1,092	Walt Disney Co.	87,437

		519,145
Metals & Mining – 0.7%
3,744	ThyssenKrupp AG	100,388
Oil, Gas & Consumable Fuels – 8.7%
1,437	Anadarko Petroleum Corp.	121,800
2,826	Encana Corp.	60,365
890	EOG Resources, Inc.	174,591
2,814	Genel Energy PLC*	46,062
1,471	Keyera Corp.	93,280
3,024	Koninklijke Vopak NV	168,831
1,954	Noble Energy, Inc.	138,812
17,147	Ophir Energy PLC*	68,597
1,807	Phillips 66	139,248
2,166	Royal Dutch Shell PLC (ADR)	158,248
6,100	Tullow Oil PLC	76,108
1,738	Valero Energy Corp.	92,288

		1,338,230
Pharmaceuticals – 3.7%
1,808	AstraZeneca PLC	116,827
569	Jazz Pharmaceuticals PLC*	78,909
505	Roche Holding AG	151,420
2,297	Shire PLC	112,760
787	Valeant Pharmaceuticals International, Inc.	103,557

		563,473
Professional Services – 0.5%
1,397	Verisk Analytics, Inc. – Class A*	83,764
Real Estate Investment Trusts (REITs) – 1.7%
1,224	American Tower Corp.	100,209
3,783	Lexington Realty Trust	41,273
422	Simon Property Group, Inc.	69,208
753	Ventas, Inc.	45,609

		256,299
Real Estate Management & Development – 1.8%
2,595	Brookfield Asset Management, Inc. – Class A (U.S. Shares)	106,006
848	Jones Lang LaSalle, Inc.	100,488
3,000	Mitsubishi Estate Co., Ltd.	71,104

		277,598
Road & Rail – 2.5%
2,119	Canadian Pacific Railway, Ltd.	317,572
647	Kansas City Southern	66,033

		383,605
Semiconductor & Semiconductor Equipment – 3.0%
11,051	ARM Holdings PLC	183,840
7,842	Atmel Corp.*	65,559
5,220	ON Semiconductor Corp.*	49,068
33	Samsung Electronics Co., Ltd.	41,657
29,000	Taiwan Semiconductor Manufacturing Co., Ltd.	112,857

		452,981
Software – 1.7%
520	ANSYS, Inc.*	40,050
2,800	Nexon Co., Ltd.	23,605
500	Nintendo Co., Ltd.	59,399
1,535	Oracle Corp.	62,797
1,064	Solera Holdings, Inc.	67,394

		253,245
Specialty Retail – 2.1%
2,600	Chow Tai Fook Jewellery Group, Ltd.	4,096
1,765	Lowe’s Cos., Inc.	86,309
891	PetSmart, Inc.	61,381
841	Tiffany & Co.	72,452
504	Ulta Salon, Cosmetics & Fragrance, Inc.	49,130
774	Williams-Sonoma, Inc.	51,579

		324,947
Technology Hardware, Storage & Peripherals – 1.4%
393	Apple, Inc.†	210,939
Textiles, Apparel & Luxury Goods – 1.8%
546	Cie Financiere Richemont SA	52,141
1,150	NIKE, Inc. – Class B	84,939
7,200	Prada SpA	56,347
24,900	Samsonite International SA	77,047

		270,474
Tobacco – 1.7%
3,170	Imperial Tobacco Group PLC	128,032
4,200	Japan Tobacco, Inc.	131,861

		259,893

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2014

Schedule of Investments (unaudited)

As of March 31, 2014

Shares/Principal/Contract Amounts		Value

Wireless Telecommunication Services – 1.2%
2,563	T-Mobile U.S., Inc.	$84,656
74,700	Tower Bersama Infrastructure Tbk PT	39,472
17,660	Vodafone Group PLC	64,850

		188,978

Total Common Stock (cost $12,038,982)		13,956,795

Preferred Stock – 1.1%
Automobiles – 1.1%
647	Volkswagen AG (cost $170,025)	167,643

U.S. Treasury Notes/Bonds – 0.2%
$15,000	0.8750%, 11/30/16	15,052
15,000	1.3750%, 11/30/18	14,831

Total U.S. Treasury Notes/Bonds (cost $29,922)		29,883

Money Market – 7.3%
1,114,460	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $1,114,460)	1,114,460

Capital Protection Agreement – 0%
1	Janus Preservation Series - Global with BNP Paribas Prime Brokerage, Inc. exercise price at 3/31/14 $9.76 – $9.97§ (cost $0)	0

Total Investments (total cost $13,353,389) – 99.9%		15,268,781

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		17,174

Net Assets – 100%		$15,285,955

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$8,823,007	57.8%
United Kingdom	1,599,707	10.5
Japan	895,854	5.9
Canada	751,187	4.9
Switzerland	634,187	4.2
Hong Kong	400,017	2.6
Germany	391,185	2.6
Denmark	299,893	2.0
Netherlands	298,056	1.9
France	245,471	1.6
Sweden	220,864	1.4
China	171,792	1.1
South Korea	147,823	1.0
Taiwan	112,857	0.7
Russia	99,552	0.6
Italy	56,347	0.4
Turkey	46,062	0.3
Indonesia	39,472	0.3
South Africa	35,448	0.2

Total	$15,268,781	100.0%

††	Includes Cash Equivalents of 7.3%.

(1)	Formerly named Janus Protected Series - Global.

Schedule of OTC Purchased Option – Zero Strike Call

Counterparty/	Premium to		Unrealized
Reference Asset	be Paid	Value	Depreciation

BNP Paribas: BNP IVIX Index expires June 2014 39,865 contracts exercise price $0.00	$(116,151)	$115,856	$(295)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Preservation Series | 11

Janus Preservation Series - Growth (unaudited)

FUND SNAPSHOT
A growth fund with a protection feature that seeks to minimize and cap losses. This is the only U.S. fund series that offers potential upside based on stock market participation and a level of certainty in falling markets.
Jonathan Coleman portfolio manager

PERFORMANCE REVIEW

Janus Preservation Series – Growth Class I Shares returned 5.44% for the six-month period ended March 31, 2014, versus a return of 11.67% for the Russell 1000 Growth Index, the Fund’s primary benchmark. The Fund’s secondary benchmark, the Preservation Series – Growth Blended Index, returned 6.95% during the period.

INVESTMENT ENVIRONMENT

U.S. equity markets continued their strong climb from recent quarters, with the Russell 1000 Growth Index up another 11.67% for the six-month period. Stocks rose due to expectations for an accelerating economy in 2014 and the belief that rates will increase modestly and gradually, as opposed to a sharper spike in rates. Price-to-earnings (P/E) ratios expanded in the latter months of 2013 as stock appreciation outpaced true earnings growth.

PERFORMANCE DISCUSSION

Volatility decreased during the period, allowing us to increase our exposure to equities. We entered the six-month period at 69.1% exposure to equities and ended at 80.2% exposure, with the protection component comprising the rest of the portfolio. If the Fund would have been able to have a heavier weighting in the equity component during the period, it may have been able to benefit from rising markets and had better performance. The protection component can be comprised of cash and cash equivalents, U.S. Treasuries, short index futures and other instruments designed to reduce equity market exposure. Depending on the market environment, the Fund can be invested in any variation in either component. In rising markets, we expect there to be more assets in the equity component as compared with falling markets, during which we expect to have more allocated to the protection component. The protection feature, however, affects the Fund’s ability to respond to changing equity market conditions and the Fund’s ability to capture certain market gains.

In declining markets, we expect the protection component to contribute to performance. In rising markets, we expect the protection component to detract from relative performance. While volatility decreased over the period and our exposure to the protection component decreased as well, the allocation to the protection component contributed to the Fund’s underperformance versus the benchmark.

In addition to the protection component allocation, the Fund has a protection feature that is designed to minimize and ultimately cap any losses at a maximum of 20%. As the Net Asset Value (NAV) of the Fund rises to new levels, the Protected NAV (PNAV) also rises. Over time, this could lead to a situation where an investor could potentially limit losses. We feel this is an attractive feature, providing investors with a level of downside protection, given the significant uncertainty evident in the global economy and markets.

While our allocation to the protection component was a drag on relative performance this period, the Fund’s equity component also detracted from relative performance. We emphasize companies with sustainable, long-term growth drivers in our portfolio. We focus on companies with clear, definable growth stories such as a high barrier to entry, a winning management team with a clear vision for the future, stable and recurring revenue streams, or a definable edge in an attractive industry with high growth potential. These competitive advantages should allow the companies to grow regardless of the economy. Though the Fund’s equity component underperformed the benchmark this quarter, as we look across the portfolio we continue to be encouraged about the competitive advantages of the companies we own, and believe the potential for long-term growth is still in place.

Celgene was one of our largest equity detractors from performance. The stock had strong performance in 2013, but fell from recent highs after a court case was scheduled for April that raised concerns about the length of patent protection for its multiple myeloma treatment, Revlimid. We view this as a short-term issue, and continue

12 | MARCH 31, 2014

(unaudited)

to have conviction in the company. We believe there will be expanded use opportunities for Revlimid in the future and are also excited about other drugs in Celgene’s pipeline. We think the company is in the early stages of a major new product cycle, with potential meaningful contributors including Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma, and Apremilast, an oral drug to treat psoriatic arthritis and psoriasis. We believe each of these drugs represents meaningful improvements over prior drug options for the serious diseases they treat, and could create meaningful value for the company over a long time horizon.

L Brands was another large detractor. The stock fell after the company reported a disappointing holiday sales season. We sold the position during the period, due to concerns about how the mall-based retailer will navigate a transition as more shopping moves from physical stores to mobile and online channels.

While those stocks were among our detractors from performance, we were pleased by the results of a number of other companies held by the Fund. Google and Apple were our two largest contributors. Google was up more than 27% as the company continued to demonstrate its ability to monetize its mobile platform. We think Google has multiple long-term growth drivers. The company’s Internet search business has done well and the company has improved monetization of increased viewing on its YouTube platform. The company’s Android mobile operating platform exists in a duopoly with Apple’s mobile platform and we believe both companies benefit from the rapid adoption and heavier use of smartphones.

We like the growth potential in Apple’s mobile platform as well. Stock for Apple rose this period after new product introductions were well received by the market, and also due to expectations of an expansion of the iPhone’s footprint now that it is being carried by China’s largest mobile carrier. We believe Apple has strong growth potential due to a sticky customer base of high-end consumers that are loyal to the brand. As these consumers get more familiar with Apple products, they get more deeply embedded in Apple’s ecosystem, branching out to buy new Apple products and returning to the brand when it is time to update existing ones. We also believe fingerprint security technology embedded in Apple’s new phones offers growth potential as companies take advantage of e-commerce opportunities inherent on a more secure phone.

DERIVATIVES

This Fund invests in derivatives, primarily options, to periodically hedge market risk. The purpose of the option strategy is an attempt to reduce the risk in the portfolio. The Fund may also utilize options or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under the Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. During the period, this strategy detracted from relative results. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

We believe the most likely outcome for the U.S. economy in the coming months is an environment of moderate economic growth with a moderate increase in interest rates as the Federal Reserve carefully unwinds easier monetary policies. If this type of economic environment persists, we believe it is favorable to our investment process. If we are correct in identifying competitively advantaged companies with sustainable, long-term growth drivers in place, we believe those companies should be able to put up earnings growth in excess of the market during a slow-growth economic environment. After price-to-earnings ratios expanded in 2013, we would expect market sentiment to favor those companies that can demonstrate consistent earnings growth to justify valuations.

Thank you for your investment in Janus Preservation Series – Growth.

Janus Preservation Series | 13

Janus Preservation Series - Growth (unaudited)

Janus Preservation Series - Growth At A Glance

5 Top Performers – Holdings

Contribution

Google, Inc. – Class A	0.82%
Apple, Inc.	0.48%
Union Pacific Corp.	0.38%
Canadian Pacific Railway, Ltd.	0.37%
Intuit, Inc.	0.30%

5 Bottom Performers – Holdings

Contribution

S&P 500® E-mini Future – expired December 2013	–0.25%
S&P 500® E-mini Future – expires June 2014	–0.24%
L Brands, Inc.	–0.24%
S&P 500® E-mini Future – expired March 2014	–0.22%
Celgene Corp.	–0.21%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	0.21%	0.49%	2.04%
Health Care	0.03%	13.50%	12.47%
Materials	–0.02%	2.86%	4.50%
Utilities	–0.03%	–0.05%	0.20%
Other**	–0.04%	4.73%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Growth
	Fund Contribution	(Average % of Equity)	Index Weighting

Protection Component**	–2.55%	10.46%	0.00%
Consumer Discretionary	–0.84%	14.80%	19.73%
Consumer Staples	–0.64%	7.54%	11.92%
Information Technology	–0.39%	26.12%	26.91%
Industrials	–0.16%	13.47%	12.26%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

14 | MARCH 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	4.5%
Google, Inc. – Class A Internet Software & Services	4.2%
Starbucks Corp. Hotels, Restaurants & Leisure	2.6%
Gilead Sciences, Inc. Biotechnology	2.4%
ARM Holdings PLC Semiconductor & Semiconductor Equipment	2.4%

16.1%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

Janus Preservation Series | 15

Janus Preservation Series - Growth (unaudited)

Performance

				Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014				per the January 28, 2014 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Preservation Series - Growth – Class A Shares
NAV	5.36%	9.83%	–0.59%	1.82%	1.82%
MOP	–0.71%	3.47%	–2.59%

Janus Preservation Series - Growth – Class C Shares
NAV	4.91%	8.83%	–1.36%	2.61%	2.61%
CDSC	3.91%	7.83%	–1.36%

Janus Preservation Series - Growth – Class D Shares(1)	5.45%	10.03%	–0.45%	1.73%	1.68%

Janus Preservation Series - Growth – Class I Shares	5.44%	10.01%	–0.38%	1.59%	1.59%

Janus Preservation Series - Growth – Class S Shares	5.38%	9.74%	–0.69%	2.06%	2.06%

Janus Preservation Series - Growth – Class T Shares	5.46%	9.93%	–0.52%	1.76%	1.76%

Russell 1000® Growth Index	11.67%	23.22%	14.36%

Preservation Series - Growth Blended Index	6.95%	13.54%	8.63%

Citigroup 3-Month U.S. Treasury Bill Index	0.02%	0.05%	0.06%

Morningstar Quartile – Class I Shares	–	4th	4th

Morningstar Ranking – based on total return for Large Growth Funds	–	1,763/1,768	1,654/1,660

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

16 | MARCH 31, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015, and include a Capital Protection Fee that can fluctuate between 0.60% and 0.75%.

The Fund is not a capital guaranteed or insured fund. As with all investments, there are inherent risks when investing in the Fund including, but not limited to, allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk, each as disclosed in the Fund’s Prospectuses. The protection feature only covers shareholders who hold their shares on the termination date, and is subject to various conditions and the financial payment capabilities of BNP Paribas Prime Brokerage, Inc. (the “Capital Protection Provider”).

The Capital Protection Agreement is a financial product that is intended to protect the Fund against significant market declines and does not in any way constitute any form of insurance. The Capital Protection Provider is not an insurance company or an insurance provider, nor is it acting as an adviser or subadviser for the Fund.

The Fund’s asset allocation will vary over time depending on market conditions and therefore the Fund’s allocation to each investment component could change as frequently as daily resulting in a higher portfolio turnover rate than other mutual funds. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance.

Amounts owed by the Capital Protection Provider under the Capital Protection Agreement are owed directly to the Fund and not to the Fund’s shareholders. As a result, a shareholder’s ability to receive the Protected NAV from the Fund is dependent on the Fund’s ability to collect any settlement amount due from the Capital Protection Provider, and/or its parent guarantor pursuant to the terms of the Capital Protection Agreement. Fund transactions involving a counterparty, such as the Capital Protection Provider and/or its parent guarantor, are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e. financial difficulties, bankruptcy or insolvency), market activities or developments, or other reasons, whether foreseen or not. As such the Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent guarantor’s, financial condition.

Although the risk allocation methodology is designed so that the NAV of any share class does not fall below its Protected NAV, there is the possibility that the risk allocation methodology may not work as designed and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that the Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event.

It is possible that under the terms of the Capital Protection Agreement, the Fund’s allocation to the Equity Component could drop to a low level or be eliminated altogether, especially during periods of heightened volatility in the equity markets. This would reduce the Fund’s ability to participate in upward equity market movements and therefore, represents loss of opportunity compared to a fund that is fully invested in equities and may cause the Fund to underperform its primary benchmark and/or other similarly situated growth funds. As a result, the Fund may not achieve its investment objective.

The Fund uses short index futures and other types of derivatives in attempt to hedge risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 28, 2014, Janus Protected Series – Growth changed its name to Janus Preservation Series – Growth. Additionally, the Fund changed the name of its secondary benchmark index from Protected Series – Growth Blended Index to Preservation Series – Growth Blended Index and added the Citigroup 3-Month U.S. Treasury Bill Index as a third benchmark.

*	The Fund’s inception date – May 4, 2011
(1)	Closed to new investors.

Janus Preservation Series | 17

Janus Preservation Series - Growth (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; the capital protection fee; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,053.60	$9.16	$1,000.00	$1,016.01	$9.00	1.79%

Class C Shares	$1,000.00	$1,049.10	$12.93	$1,000.00	$1,012.32	$12.69	2.53%

Class D Shares	$1,000.00	$1,054.50	$8.09	$1,000.00	$1,017.05	$7.95	1.58%

Class I Shares	$1,000.00	$1,054.40	$7.94	$1,000.00	$1,017.20	$7.80	1.55%

Class S Shares	$1,000.00	$1,053.80	$8.76	$1,000.00	$1,016.40	$8.60	1.71%

Class T Shares	$1,000.00	$1,054.60	$8.35	$1,000.00	$1,016.80	$8.20	1.63%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

18 | MARCH 31, 2014

Janus Preservation Series - Growth(1)

Schedule of Investments (unaudited)

As of March 31, 2014

Shares/Principal/Contract Amounts		Value

Common Stock – 90.9%
Aerospace & Defense – 1.7%
4,639	Precision Castparts Corp.	$1,172,554
Air Freight & Logistics – 0.3%
1,618	FedEx Corp.	214,482
Beverages – 3.1%
13,188	Diageo PLC	409,102
2,761	Pernod Ricard SA	321,378
29,203	SABMiller PLC	1,457,911

		2,188,391
Biotechnology – 7.4%
1,413	Alexion Pharmaceuticals, Inc.*	214,960
4,300	Biogen Idec, Inc.*	1,315,241
7,291	Celgene Corp.*	1,017,823
8,404	Endo International PLC*	576,935
24,018	Gilead Sciences, Inc.*	1,701,915
5,826	Medivation, Inc.*	375,020

		5,201,894
Chemicals – 1.4%
8,974	Monsanto Co.	1,020,972
Commercial Services & Supplies – 1.0%
16,430	Tyco International, Ltd. (U.S. Shares)	696,632
Communications Equipment – 2.6%
7,811	Motorola Solutions, Inc.	502,169
16,724	QUALCOMM, Inc.	1,318,855

		1,821,024
Containers & Packaging – 0.8%
10,055	Ball Corp.	551,114
Electrical Equipment – 2.1%
34,601	Sensata Technologies Holding NV*	1,475,387
Electronic Equipment, Instruments & Components – 3.1%
13,825	Amphenol Corp. – Class A	1,267,061
14,821	TE Connectivity, Ltd. (U.S. Shares)	892,373

		2,159,434
Energy Equipment & Services – 0.7%
8,948	Dresser-Rand Group, Inc.*	522,653
Food & Staples Retailing – 1.5%
20,906	Whole Foods Market, Inc.	1,060,143
Health Care Providers & Services – 1.6%
4,936	Aetna, Inc.	370,052
6,401	Catamaran Corp. (U.S. Shares)*	286,509
6,783	Express Scripts Holding Co.*	509,335

		1,165,896
Health Care Technology – 0.7%
2,896	athenahealth, Inc.*	464,055
Hotels, Restaurants & Leisure – 3.7%
431	Chipotle Mexican Grill, Inc.*	244,829
10,828	Dunkin’ Brands Group, Inc.	543,349
24,768	Starbucks Corp.	1,817,476

		2,605,654
Household Products – 1.3%
14,169	Colgate-Palmolive Co.	919,143
Industrial Conglomerates – 1.5%
14,602	Danaher Corp.	1,095,150
Information Technology Services – 4.3%
13,855	MasterCard, Inc. – Class A	1,034,969
17,984	Teradata Corp.*	884,633
5,098	Visa, Inc. – Class A	1,100,454

		3,020,056
Insurance – 0.1%
827	Aon PLC	69,700
Internet & Catalog Retail – 2.8%
2,087	Amazon.com, Inc.*	702,317
4,803	Ctrip.com International, Ltd. (ADR)*	242,167
601	priceline.com, Inc.*	716,326
23,400	Rakuten, Inc.	312,227

		1,973,037
Internet Software & Services – 5.6%
5,228	eBay, Inc.*	288,795
6,728	Facebook, Inc. – Class A*	405,295
2,680	Google, Inc. – Class A*,†	2,986,887
1,052	LinkedIn Corp. – Class A*	194,557
1,859	Twitter, Inc.*	86,759

		3,962,293
Leisure Products – 0.7%
12,509	Mattel, Inc.	501,736
Machinery – 1.2%
12,109	Colfax Corp.*	863,735
Media – 3.7%
8,905	Comcast Corp. – Class A	445,428
49,482	Twenty-First Century Fox, Inc. – Class A	1,581,939
7,582	Walt Disney Co.	607,091

		2,634,458
Oil, Gas & Consumable Fuels – 2.7%
5,375	Antero Resources Corp.	336,475
3,136	EOG Resources, Inc.	615,189
13,832	Noble Energy, Inc.	982,625

		1,934,289
Pharmaceuticals – 3.4%
1,350	Jazz Pharmaceuticals PLC*	187,218
5,632	Johnson & Johnson	553,231
3,717	Perrigo Co. PLC	574,871
4,337	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	571,747
18,641	Zoetis, Inc.	539,471

		2,426,538
Professional Services – 0.8%
9,712	Verisk Analytics, Inc. – Class A*	582,331
Real Estate Investment Trusts (REITs) – 2.8%
20,295	American Tower Corp.	1,661,552
5,028	Ventas, Inc.	304,546

		1,966,098
Real Estate Management & Development – 0.6%
14,347	CBRE Group, Inc. – Class A*	393,538
Road & Rail – 4.0%
10,708	Canadian Pacific Railway, Ltd.	1,604,795
6,698	Union Pacific Corp.	1,256,947

		2,861,742

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Preservation Series | 19

Janus Preservation Series - Growth(1)

Schedule of Investments (unaudited)

As of March 31, 2014

Shares/Principal/Contract Amounts		Value

Semiconductor & Semiconductor Equipment – 3.8%
101,791	ARM Holdings PLC	$1,693,349
57,852	Atmel Corp.*	483,643
2,738	Avago Technologies, Ltd.	176,354
16,688	Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	334,094

		2,687,440
Software – 5.4%
7,075	ANSYS, Inc.*	544,917
85,684	Cadence Design Systems, Inc.*	1,331,529
751	Informatica Corp.*	28,373
4,241	Intuit, Inc.	329,653
10,776	Oracle Corp.	440,846
19,491	Salesforce.com, Inc.*	1,112,741

		3,788,059
Specialty Retail – 7.0%
679	AutoZone, Inc.*	364,691
17,756	Home Depot, Inc.	1,405,032
8,775	PetSmart, Inc.	604,510
26,532	Sally Beauty Holdings, Inc.*	726,977
10,160	TJX Cos., Inc.	616,204
7,730	Ulta Salon, Cosmetics & Fragrance, Inc.	753,520
7,206	Williams-Sonoma, Inc.	480,208

		4,951,142
Technology Hardware, Storage & Peripherals – 4.5%
5,908	Apple, Inc.†	3,171,060
Textiles, Apparel & Luxury Goods – 0.3%
3,379	NIKE, Inc. – Class B	249,573
Trading Companies & Distributors – 2.1%
5,774	WW Grainger, Inc.	1,458,859
Wireless Telecommunication Services – 0.6%
12,654	T-Mobile U.S., Inc.	417,962

Total Common Stock (cost $56,100,360)		64,248,224

U.S. Treasury Notes/Bonds – 2.0%
$650,000	1.0000%, 9/30/16	655,281
770,000	0.8750%, 11/30/16	772,648

Total U.S. Treasury Notes/Bonds (cost $1,421,536)		1,427,929

Money Market – 7.0%
4,977,563	Janus Cash Liquidity Fund LLC, 0.0757%°°,£ (cost $4,977,563)	4,977,563

Capital Protection Agreement – 0%
1	Janus Preservation Series - Growth with BNP Paribas Prime Brokerage, Inc. exercise price at 3/31/14 $8.13 – $8.15§ (cost $0)	0

Total Investments (total cost $62,499,459) – 99.9%		70,653,716

Cash, Receivables and Other Assets, net of Liabilities† – 0.1%		37,817

Net Assets – 100%		$70,691,533

(1)	Formerly named Janus Protected Series - Growth.

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$63,420,437	89.8%
United Kingdom	3,560,362	5.0
Canada	2,463,051	3.5
Taiwan	334,094	0.5
France	321,378	0.5
Japan	312,227	0.4
China	242,167	0.3

Total	$70,653,716	100.0%

††	Includes Cash Equivalents of 7.0%.

Schedule of Financial Futures – Short

Unrealized
Description	Depreciation

S&P 500® E-mini expires June 2014 21 contracts principal amount $1,948,275 value $1,957,830	$(9,555)
S&P 500® E-mini expires June 2014 25 contracts principal amount $2,320,312 value $2,330,750	(10,438)
S&P 500® E-mini expires June 2014 50 contracts principal amount $4,615,000 value $4,661,500	(46,500)

Total Financial Futures – Short	$(66,493)

Schedule of OTC Purchased Option – Zero Strike Call

Counterparty/	Premium to		Unrealized
Reference Asset	be Paid	Value	Depreciation

BNP Paribas: BNP IVIX Index expires June 2014 217,991 contracts exercise price $0.00	$(697,375)	$633,535	$(63,840)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

20 | MARCH 31, 2014

Notes to Schedules of Investments and Other Information (unaudited)

BNP IVIX Index	A volatility strategy index sponsored by BNP Paribas.

Citigroup 3-Month U.S. Treasury Bill Index	An unmanaged index that represents the performance of three-month Treasury bills. The index reflects reinvestment of all distributions and changes in market prices.

MSCI World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Preservation Series – Global Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI World IndexSM (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Preservation Series – Growth Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Protected Series – Global Blended Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the MSCI World Growth Index (60%) and the Citigroup 3-Month U.S. Treasury Bill Index (40%).

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

LLC	Limited Liability Company

OTC	Over-the-Counter

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2014, is noted below.

Fund	Aggregate Value

Janus Preservation Series - Global	$215,500
Janus Preservation Series - Growth	2,547,141

°°	Rate shown is the 7-day yield as of March 31, 2014.

§	Schedule of Restricted and Illiquid Securities (as of March 31, 2014)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Preservation Series - Global
Capital Protection Agreement	12/15/11	$0	$0	0.0%

Janus Preservation Series - Growth
Capital Protection Agreement	5/4/11	$0	$0	0.0%

The Funds have registration rights for certain restricted securities held as of March 31, 2014. The issuer incurs all registration costs.

£ The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s

Janus Preservation Series | 21

Notes to Schedules of Investments and Other Information (unaudited) (continued)

relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended March 31, 2014. Unless otherwise indicated, all information in the table is for the period ended March 31, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/13	Purchases	Sales	at 3/31/14	Gain/(Loss)	Income	at 3/31/14

Janus Preservation Series – Global
Janus Cash Liquidity Fund LLC	422,212	6,132,248	(5,440,000)	1,114,460	$–	$244	$1,114,460

Janus Preservation Series – Growth
Janus Cash Liquidity Fund LLC	19,453,548	22,164,015	(36,640,000)	4,977,563	$–	$2,906	$4,977,563

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Preservation Series – Global

Common Stock	$13,956,795	$–	$–

Preferred Stock	–	167,643	–

U.S. Treasury Notes/Bonds	–	29,883	–

Money Market	–	1,114,460	–

Total Investments in Securities	$13,956,795	$1,311,986	$–

Other Financial Instruments(a) – Assets:
Capital Protection Agreement	$–	$–	$0

Other Financial Instruments(a) – Liabilities:
OTC Purchased Option – Zero Strike Call	$–	$295	$–

Investments in Securities:
Janus Preservation Series – Growth

Common Stock	$64,248,224	$–	$–

U.S. Treasury Notes/Bonds	–	1,427,929	–

Money Market	–	4,977,563	–

Total Investments in Securities	$64,248,224	$6,405,492	$–

Other Financial Instruments(a) – Assets:
Capital Protection Agreement	$–	$–	$0

Other Financial Instruments(a) – Liabilities:
OTC Purchased Option – Zero Strike Call	$–	$63,840	$–
Variation Margin	–	79,097	–

(a)	Other financial instruments include the capital protection agreement, futures, forward currency, written option, zero strike option, and swap contracts. Forward currency contracts, zero strike options, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date. The capital protection agreement is reported at its market value at measurement date.

22 | MARCH 31, 2014

Statements of Assets and Liabilities

As of March 31, 2014 (unaudited)	Janus Preservation Series -Global(1)	Janus Preservation Series - Growth(2)

Assets:
Investments at cost	$13,353,389	$62,499,459
Unaffiliated investments at value	$14,154,321	$65,676,153
Affiliated investments at value	1,114,460	4,977,563
Capital protection agreement	–	–
Cash	461	412
Cash denominated in foreign currency(3)	216	761
Restricted cash (Note 1)	–	20,000
Non-interested Trustees’ deferred compensation	308	1,423
Receivables:
Investments sold	341,947	–
Fund shares sold	100,186	365,949
Dividends	15,565	31,011
Foreign dividend tax reclaim	5,005	3,239
Interest	113	2,276
Due from adviser	8,623	–
Other assets	306	625
Total Assets	15,741,511	71,079,412
Liabilities:
Purchased options - zero strike calls(4)	295	63,840
Variation margin payable	4,929	79,097
Payables:
Investments purchased	331,305	–
Fund shares repurchased	17,501	38,833
Advisory fees	8,204	34,695
Capital protection fee	7,691	36,557
Fund administration fees	128	609
Internal servicing cost	92	617
Administrative services fees	1,157	4,185
Distribution fees and shareholder servicing fees	3,279	21,163
Administrative, networking and omnibus fees	369	6,089
Non-interested Trustees’ fees and expenses	81	442
Non-interested Trustees’ deferred compensation fees	308	1,423
Accrued expenses and other payables	80,217	100,329
Total Liabilities	455,556	387,879
Net Assets	$15,285,955	$70,691,533

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Preservation Series | 23

Statements of Assets and Liabilities  (continued)

As of March 31, 2014 (unaudited)	Janus Preservation Series -Global(1)	Janus Preservation Series - Growth(2)

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$13,343,773	$65,872,209
Undistributed net investment loss*	(90,482)	(1,215,023)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	117,322	(1,989,820)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,915,342	8,024,167
Total Net Assets	$15,285,955	$70,691,533
Net Assets - Class A Shares	$3,354,558	$19,620,955
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	277,579	1,996,500
Net Asset Value Per Share(5)	$12.09	$9.83
Maximum Offering Price Per Share(6)	$12.83	$10.43
Protected Net Asset Value Per Share(7)	$9.92	$8.13
Net Assets - Class C Shares	$2,500,927	$18,544,092
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	210,488	1,928,819
Net Asset Value Per Share(5)	$11.88	$9.61
Protected Net Asset Value Per Share(7)	$9.76	$8.13
Net Assets - Class D Shares	$3,007,003	$8,576,794
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	248,574	869,102
Net Asset Value Per Share	$12.10	$9.87
Protected Net Asset Value Per Share(7)	$9.93	$8.13
Net Assets - Class I Shares	$2,393,290	$8,442,853
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	196,909	853,353
Net Asset Value Per Share	$12.15	$9.89
Protected Net Asset Value Per Share(7)	$9.97	$8.15
Net Assets - Class S Shares	$1,947,368	$3,193,769
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	161,665	325,990
Net Asset Value Per Share	$12.05	$9.80
Protected Net Asset Value Per Share(7)	$9.89	$8.13
Net Assets - Class T Shares	$2,082,809	$12,313,070
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	171,919	1,250,684
Net Asset Value Per Share	$12.12	$9.85
Protected Net Asset Value Per Share(7)	$9.94	$8.13

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Protected Series - Global.
(2)	Formerly named Janus Protected Series - Growth.
(3)	Includes cost of $216 and $761 for Janus Preservation Series - Global and Janus Preservation Series - Growth, respectively.
(4)	Premiums to be paid of $116,151 and $697,375 for Janus Preservation Series - Global and Janus Preservation Series - Growth, respectively.
(5)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(6)	Maximum offering price is computed at 100/94.25 of net asset value.
(7)	The Protected NAV is the protection feature of each Fund and is calculated at 80% of the highest previously achieved NAV, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items. Shareholders cannot transact purchases or redemptions at the Protected NAV.
See Notes to Financial Statements.

24 | MARCH 31, 2014

Statements of Operations

For the period ended March 31, 2014 (unaudited)	Janus Preservation Series - Global(1)	Janus Preservation Series - Growth(2)

Investment Income:
Interest	$178	$10,919
Dividends	116,404	309,296
Dividends from affiliates	244	2,906
Other Income	64	162
Foreign tax withheld	(2,919)	(3,844)
Total Investment Income	113,971	319,439
Expenses:
Advisory fees	47,111	238,113
Capital protection fee	44,698	235,973
Internal servicing expense - Class A Shares	154	1,155
Internal servicing expense - Class C Shares	239	2,206
Internal servicing expense - Class I Shares	59	360
Shareholder reports expense	23,289	38,149
Transfer agent fees and expenses	689	1,722
Registration fees	83,748	22,749
Custodian fees	19,962	11,040
Professional fees	23,571	19,682
Non-interested Trustees’ fees and expenses	178	752
Fund administration fees	736	3,721
Administrative services fees - Class D Shares	1,619	4,838
Administrative services fees - Class S Shares	2,404	3,951
Administrative services fees - Class T Shares	2,573	15,454
Distribution fees and shareholder servicing fees - Class A Shares	4,228	26,206
Distribution fees and shareholder servicing fees - Class C Shares	12,183	100,869
Distribution fees and shareholder servicing fees - Class S Shares	2,404	3,951
Administrative, networking and omnibus fees - Class A Shares	710	9,568
Administrative, networking and omnibus fees - Class C Shares	300	8,233
Administrative, networking and omnibus fees - Class I Shares	27	4,897
Other expenses	5,891	8,479
Total Expenses	276,773	762,068
Less: Excess Expense Reimbursement	(135,826)	(53,242)
Net Expenses after Waivers and Expense Offsets	140,947	708,826
Net Investment Loss	(26,976)	(389,387)
Net Realized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	752,317	5,439,096
Net realized loss from futures contracts	(159,520)	(310,003)
Net realized loss from purchased options - zero strike calls	(34,450)	(479,584)
Total Net Realized Gain/(Loss) on Investments	558,347	4,649,509

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Preservation Series | 25

Statements of Operations  (continued)

For the period ended March 31, 2014 (unaudited)	Janus Preservation Series - Global(1)	Janus Preservation Series - Growth(2)

Change in Unrealized Net Appreciation/(Depreciation):
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	$197,988	$(194,772)
Change in unrealized net appreciation/(depreciation) of futures contracts	–	(102,209)
Change in unrealized net appreciation/(depreciation) of purchased options - zero strike calls	3,262	(45,466)
Total Change in Unrealized Net Appreciation/(Depreciation)	201,250	(342,447)
Net Increase in Net Assets Resulting from Operations	$732,621	$3,917,675

(1)	Formerly named Janus Protected Series - Global.
(2)	Formerly named Janus Protected Series - Growth.
See Notes to Financial Statements.

26 | MARCH 31, 2014

Statements of Changes in Net Assets

For the period ended March 31, 2014 (unaudited) and the year ended	Janus Preservation Series - Global(1)		Janus Preservation Series - Growth(2)
September 30, 2013	2014	2013(3)	2014	2013(3)

Operations:
Net investment loss	$(26,976)	$(88,365)	$(389,387)	$(1,076,998)
Net realized gain/(loss) on investments	558,347	372,145	4,649,509	4,039,695
Change in unrealized net appreciation/(depreciation)	201,250	1,180,969	(342,447)	1,613,040
Net Increase in Net Assets Resulting from Operations	732,621	1,464,749	3,917,675	4,575,737
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–	–	–
Class C Shares	–	–	–	–
Class D Shares	–	–	–	–
Class I Shares	–	–	–	–
Class S Shares	–	–	–	–
Class T Shares	–	–	–	–
Net Realized Gain from Investment Transactions*
Class A Shares	(70,330)	–	–	–
Class C Shares	(51,088)	–	–	–
Class D Shares	(53,242)	–	–	–
Class I Shares	(46,193)	–	–	–
Class S Shares	(39,759)	–	–	–
Class T Shares	(42,275)	–	–	–
Net Decrease from Dividends and Distributions to Shareholders	(302,887)	–	–	–
Capital Share Transactions:
Shares Sold
Class A Shares	144,070	717,354	309,561	2,379,207
Class C Shares	160,205	186,611	577,602	1,761,154
Class D Shares	662,277	562,664	1,332,174	2,302,611
Class I Shares	279,846	257,663	552,459	3,364,237
Class T Shares	13,000	151,840	109,234	606,947
Reinvested Dividends and Distributions
Class A Shares	69,810	–	–	–
Class C Shares	51,088	–	–	–
Class D Shares	53,228	–	–	–
Class I Shares	46,193	–	–	–
Class S Shares	39,759	–	–	–
Class T Shares	42,275	–	–	–
Shares Repurchased
Class A Shares	(162,983)	(1,061,315)	(3,688,253)	(28,345,452)
Class C Shares	(73,899)	(61,974)	(3,442,313)	(16,935,402)
Class D Shares	(245,591)	(261,381)	(871,264)	(2,310,370)
Class I Shares	(157,618)	(32,713)	(2,751,381)	(11,960,654)
Class T Shares	(54,289)	(25,114)	(492,328)	(4,801,917)
Net Increase/(Decrease) from Capital Share Transactions	867,371	433,635	(8,364,509)	(53,939,639)
Net Increase/(Decrease) in Net Assets	1,297,105	1,898,384	(4,446,834)	(49,363,902)
Net Assets:
Beginning of period	13,988,850	12,090,466	75,138,367	124,502,269
End of period	$15,285,955	$13,988,850	$70,691,533	$75,138,367

Undistributed Net Investment Loss*	$(90,482)	$(63,506)	$(1,215,023)	$(825,636)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Formerly named Janus Protected Series - Global.
(2)	Formerly named Janus Protected Series - Growth.
(3)	Values have been adjusted to conform with current year presentation.

See Notes to Financial Statements.

Janus Preservation Series | 27

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each year or	Janus Preservation Series - Global(1)
period ended September 30	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$11.73	$10.50	$10.00
Income from Investment Operations:
Net investment loss	(0.02)	(0.01)	(0.03)
Net gain on investments (both realized and unrealized)	0.63	1.24	0.53
Total from Investment Operations	0.61	1.23	0.50
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.25)	–	–
Total Distributions	(0.25)	–	–
Net Asset Value, End of Period	$12.09	$11.73	$10.50
Total Return**	5.27%	11.71%	5.00%
Net Assets, End of Period (in thousands)	$3,355	$3,204	$3,186
Average Net Assets for the Period (in thousands)	$3,392	$3,226	$2,002
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.66%	2.97%	4.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.91%	1.91%	1.90%
Ratio of Net Investment Loss to Average Net Assets***	(0.36)%	(0.64)%	(0.70)%
Portfolio Turnover Rate	46%	141%	124%

Class A Shares

	Janus Preservation Series -
For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Growth(3)
year or period ended September 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$9.33	$8.83	$8.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.06)	–(5)	(0.05)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.56	0.50	0.27	(1.38)
Total from Investment Operations	0.50	0.50	0.22	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$9.83	$9.33	$8.83	$8.61
Total Return**	5.36%	5.66%	2.56%	(13.90)%
Net Assets, End of Period (in thousands)	$19,621	$21,859	$46,314	$31,514
Average Net Assets for the Period (in thousands)	$21,022	$33,076	$46,797	$11,929
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.90%	1.82%	1.93%	3.36%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.79%	1.75%	1.72%	1.66%
Ratio of Net Investment Loss to Average Net Assets***	(0.93)%	(0.96)%	(1.12)%	(0.90)%
Portfolio Turnover Rate	63%	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Protected Series - Global.
(2)	Period from December 15, 2011 (inception date) through September 30, 2012.
(3)	Formerly named Janus Protected Series - Growth.
(4)	Period from May 4, 2011 (inception date) through September 30, 2011.
(5)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

28 | MARCH 31, 2014

Class C Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each year or	Janus Preservation Series - Global(1)
period ended September 30	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$11.58	$10.44	$10.00
Income from Investment Operations:
Net investment loss	(0.05)	(0.07)	(0.08)
Net gain on investments (both realized and unrealized)	0.60	1.21	0.52
Total from Investment Operations	0.55	1.14	0.44
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.25)	–	–
Total Distributions	(0.25)	–	–
Net Asset Value, End of Period	$11.88	$11.58	$10.44
Total Return**	4.82%	10.92%	4.40%
Net Assets, End of Period (in thousands)	$2,501	$2,303	$1,953
Average Net Assets for the Period (in thousands)	$2,443	$2,123	$1,410
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	4.39%	3.73%	5.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.64%	2.65%	2.62%
Ratio of Net Investment Loss to Average Net Assets***	(1.09)%	(1.36)%	(1.44)%
Portfolio Turnover Rate	46%	141%	124%

Class C Shares

	Janus Preservation Series -
For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Growth(3)
year or period ended September 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$9.16	$8.74	$8.59	$10.00
Income from Investment Operations:
Net investment loss	(0.13)	(0.12)	(0.11)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.58	0.54	0.26	(1.38)
Total from Investment Operations	0.45	0.42	0.15	(1.41)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$9.61	$9.16	$8.74	$8.59
Total Return**	4.91%	4.81%	1.75%	(14.10)%
Net Assets, End of Period (in thousands)	$18,544	$20,391	$34,567	$23,354
Average Net Assets for the Period (in thousands)	$20,229	$25,502	$33,689	$10,505
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.65%	2.61%	2.68%	4.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.53%	2.51%	2.47%	2.39%
Ratio of Net Investment Loss to Average Net Assets***	(1.67)%	(1.72)%	(1.87)%	(1.61)%
Portfolio Turnover Rate	63%	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Protected Series - Global.
(2)	Period from December 15, 2011 (inception date) through September 30, 2012.
(3)	Formerly named Janus Protected Series - Growth.
(4)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Preservation Series | 29

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each year or	Janus Preservation Series - Global(1)
period ended September 30	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$11.74	$10.48	$10.00
Income from Investment Operations:
Net investment income/(loss)	–(3)	0.02	(0.05)
Net gain on investments (both realized and unrealized)	0.61	1.24	0.53
Total from Investment Operations	0.61	1.26	0.48
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.25)	–	–
Total Distributions	(0.25)	–	–
Net Asset Value, End of Period	$12.10	$11.74	$10.48
Total Return**	5.27%	12.02%	4.80%
Net Assets, End of Period (in thousands)	$3,007	$2,454	$1,901
Average Net Assets for the Period (in thousands)	$2,705	$2,224	$1,560
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.70%	3.24%	5.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.75%	1.77%	2.02%
Ratio of Net Investment Loss to Average Net Assets***	(0.17)%	(0.47)%	(0.83)%
Portfolio Turnover Rate	46%	141%	124%

Class D Shares

	Janus Preservation Series -
For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Growth(4)
year or period ended September 30	2014	2013	2012	2011(5)

Net Asset Value, Beginning of Period	$9.36	$8.85	$8.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.03)	0.06	(0.04)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.54	0.45	0.27	(1.36)
Total from Investment Operations	0.51	0.51	0.23	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$9.87	$9.36	$8.85	$8.62
Total Return**	5.45%	5.76%	2.67%	(13.80)%
Net Assets, End of Period (in thousands)	$8,577	$7,679	$7,289	$5,604
Average Net Assets for the Period (in thousands)	$8,086	$7,217	$7,170	$5,579
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.81%	1.73%	1.92%	3.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.58%	1.61%	1.60%	1.52%
Ratio of Net Investment Loss to Average Net Assets***	(0.72)%	(0.83)%	(1.00)%	(0.52)%
Portfolio Turnover Rate	63%	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Protected Series - Global.
(2)	Period from December 15, 2011 (inception date) through September 30, 2012.
(3)	Less than $0.01 on a per share basis.
(4)	Formerly named Janus Protected Series - Growth.
(5)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

30 | MARCH 31, 2014

Class I Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each year or	Janus Preservation Series - Global(1)
period ended September 30	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$11.78	$10.51	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.01)	0.03	(0.03)
Net gain on investments (both realized and unrealized)	0.63	1.24	0.54
Total from Investment Operations	0.62	1.27	0.51
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.25)	–	–
Total Distributions	(0.25)	–	–
Net Asset Value, End of Period	$12.15	$11.78	$10.51
Total Return**	5.34%	12.08%	5.10%
Net Assets, End of Period (in thousands)	$2,393	$2,157	$1,707
Average Net Assets for the Period (in thousands)	$2,230	$1,954	$1,322
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.38%	2.68%	4.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.62%	1.64%	1.65%
Ratio of Net Investment Loss to Average Net Assets***	(0.10)%	(0.33)%	(0.47)%
Portfolio Turnover Rate	46%	141%	124%

Class I Shares

	Janus Preservation Series -
For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Growth(3)
year or period ended September 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$9.38	$8.86	$8.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.04)	0.06	(0.06)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	0.55	0.46	0.30	(1.37)
Total from Investment Operations	0.51	0.52	0.24	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$9.89	$9.38	$8.86	$8.62
Total Return**	5.44%	5.87%	2.78%	(13.80)%
Net Assets, End of Period (in thousands)	$8,443	$10,124	$17,922	$26,506
Average Net Assets for the Period (in thousands)	$9,711	$14,828	$23,996	$12,205
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.66%	1.59%	1.66%	3.06%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.55%	1.49%	1.47%	1.48%
Ratio of Net Investment Loss to Average Net Assets***	(0.69)%	(0.71)%	(0.90)%	(0.73)%
Portfolio Turnover Rate	63%	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Protected Series - Global.
(2)	Period from December 15, 2011 (inception date) through September 30, 2012.
(3)	Formerly named Janus Protected Series - Growth.
(4)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Preservation Series | 31

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each year or	Janus Preservation Series - Global(1)
period ended September 30	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$11.70	$10.47	$10.00
Income from Investment Operations:
Net investment loss	(0.02)	(0.01)	(0.06)
Net gain on investments (both realized and unrealized)	0.62	1.24	0.53
Total from Investment Operations	0.60	1.23	0.47
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.25)	–	–
Total Distributions	(0.25)	–	–
Net Asset Value, End of Period	$12.05	$11.70	$10.47
Total Return**	5.20%	11.75%	4.70%
Net Assets, End of Period (in thousands)	$1,947	$1,851	$1,658
Average Net Assets for the Period (in thousands)	$1,929	$1,741	$1,294
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.84%	3.18%	5.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.87%	2.03%	2.14%
Ratio of Net Investment Loss to Average Net Assets***	(0.33)%	(0.75)%	(0.96)%
Portfolio Turnover Rate	46%	141%	124%

Class S Shares

	Janus Preservation Series -
For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Growth(3)
year or period ended September 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$9.30	$8.81	$8.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.04)	0.04	(0.09)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	0.54	0.45	0.29	(1.36)
Total from Investment Operations	0.50	0.49	0.20	(1.39)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$9.80	$9.30	$8.81	$8.61
Total Return**	5.38%	5.56%	2.32%	(13.90)%
Net Assets, End of Period (in thousands)	$3,194	$3,032	$2,873	$3,588
Average Net Assets for the Period (in thousands)	$3,170	$2,914	$3,348	$3,933
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.04%	2.06%	2.11%	3.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.71%	1.88%	1.90%	1.73%
Ratio of Net Investment Loss to Average Net Assets***	(0.85)%	(1.10)%	(1.32)%	(0.68)%
Portfolio Turnover Rate	63%	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Protected Series - Global.
(2)	Period from December 15, 2011 (inception date) through September 30, 2012.
(3)	Formerly named Janus Protected Series - Growth.
(4)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

32 | MARCH 31, 2014

Class T Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each year or	Janus Preservation Series - Global(1)
period ended September 30	2014	2013	2012(2)

Net Asset Value, Beginning of Period	$11.75	$10.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.01)	0.02	(0.04)
Net gain on investments (both realized and unrealized)	0.63	1.24	0.53
Total from Investment Operations	0.62	1.26	0.49
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(0.25)	–	–
Total Distributions	(0.25)	–	–
Net Asset Value, End of Period	$12.12	$11.75	$10.49
Total Return**	5.35%	12.01%	4.90%
Net Assets, End of Period (in thousands)	$2,083	$2,020	$1,685
Average Net Assets for the Period (in thousands)	$2,064	$1,817	$1,324
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	3.60%	2.93%	5.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.64%	1.79%	1.90%
Ratio of Net Investment Loss to Average Net Assets***	(0.10)%	(0.49)%	(0.71)%
Portfolio Turnover Rate	46%	141%	124%

Class T Shares

	Janus Preservation Series -
For a share outstanding during the period ended March 31, 2014 (unaudited) and each	Growth(3)
year or period ended September 30	2014	2013	2012	2011(4)

Net Asset Value, Beginning of Period	$9.34	$8.84	$8.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.04)	0.04	(0.06)	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	0.55	0.46	0.28	(1.36)
Total from Investment Operations	0.51	0.50	0.22	(1.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$9.85	$9.34	$8.84	$8.62
Total Return**	5.46%	5.66%	2.55%	(13.80)%
Net Assets, End of Period (in thousands)	$12,313	$12,053	$15,537	$12,986
Average Net Assets for the Period (in thousands)	$12,397	$13,394	$17,794	$8,438
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.79%	1.76%	1.85%	3.14%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.63%	1.69%	1.71%	1.58%
Ratio of Net Investment Loss to Average Net Assets***	(0.78)%	(0.91)%	(1.12)%	(0.73)%
Portfolio Turnover Rate	63%	119%	170%	149%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Formerly named Janus Protected Series - Global.
(2)	Period from December 15, 2011 (inception date) through September 30, 2012.
(3)	Formerly named Janus Protected Series - Growth.
(4)	Period from May 4, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Preservation Series | 33

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Preservation Series – Global (formerly named Janus Protected Series – Global) and Janus Preservation Series – Growth (formerly named Janus Protected Series – Growth) (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended March 31, 2014. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Capital Protection Agreements
BNP Paribas Prime Brokerage, Inc., a U.S. registered broker-dealer, is the Funds’ Capital Protection Provider. Pursuant to separate Capital Protection Agreements entered into by the Capital Protection Provider and each Fund, the Capital Protection Provider has agreed to provide capital protection to protect against a decrease in the NAV per share for each share class of each Fund below 80% of the highest NAV per share for the share class attained since the inception of the share class, reduced for dividends, distributions, any extraordinary expenses, and certain extraordinary items, provided the terms and conditions of the Capital Protection Agreement are satisfied and the agreement is not otherwise void. For this capital protection, each Fund pays the Capital Protection Provider, under the Capital Protection Agreement, a fee equal to 0.75% of the aggregate protected amount, which is calculated daily and paid monthly. Because the capital protection fee is based on the aggregate protected assets of each Fund rather than on each Fund’s total net assets, it can fluctuate between 0.60% and 0.75% of each Fund’s total net assets.

BNP Paribas, the Parent Guarantor and the Capital Protection Provider’s ultimate parent company, has provided an irrevocable guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider to pay or deliver payment on its obligations under the Capital Protection Agreement to the extent that the Capital Protection Provider is obligated to pay. The Capital Protection Provider is a subsidiary of the Parent Guarantor and is a U.S. registered broker-dealer. Under the Parent Guaranty, the Parent Guarantor can assert the same defenses, rights, set offs, or counterclaims as the Capital Protection Provider would have under the Capital Protection Agreement.

34 | MARCH 31, 2014

Neither the Capital Protection Provider nor the Parent Guarantor is an insurance company or an insurance provider. Nor is the Capital Protection Provider, the Parent Guarantor, or any of their affiliates acting as an investment adviser or subadviser to either Fund. The Settlement Amount under the Capital Protection Agreement is owed directly to each Fund and not each Fund’s investors. Therefore, as a shareholder you will not have any action against or recourse to the Capital Protection Provider or the Parent Guarantor. Further, no shareholder will have any right to receive payment, or any other rights whatsoever, under the Capital Protection Agreement or the Parent Guaranty.

The Capital Protection Agreements are valued at the greater of $0.00 or the Protected NAV less the NAV per share, which approximates fair value.

The Protected NAV for each share class as well as the percentages of each Fund’s assets that are allocated between the Equity Component and the Protection Component will be posted on the Janus websites at janus.com/allfunds, or janus.com/advisor/mutual-funds for each Fund’s share classes other than Class D Shares. Please refer to each Fund’s Prospectuses for information regarding how the Protection works in the event it is triggered and a Fund proceeds to liquidation, as well as how the Protection is calculated to help you understand the 80% protection of the NAV per share.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a

Janus Preservation Series | 35

Notes to Financial Statements (unaudited) (continued)

percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Expenses include the fee paid to the Capital Protection Provider. Because the fee is based on the aggregate protected assets of a Fund, it can fluctuate between 0.60% and 0.75%.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

Because the payment of dividends and distributions could have the effect of reducing either Fund’s NAV as a result of the reduction in the aggregate value of the Funds’ assets, any such distribution made during the term of the respective Capital Protection Agreement, including distributions made before the investment by the shareholder, will reduce the Protected NAV of each share class and therefore the amount of protection afforded to a Fund by the Capital Protection Provider. This means that the Protected NAV could be less than 80% of the highest previously attained NAV. Janus Capital intends to estimate dividends payable prior to any distribution date in an effort to minimize the impact of such distributions to the Protected NAV. There is no guarantee that Janus Capital will be successful in doing so. Incorrect estimates could impact the dividend calculation methodology and affect the Protected NAV per share. Please refer to each Fund’s Prospectuses for additional examples of how distributions will affect the Protected NAV.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of March 31, 2014, Janus Preservation Series – Growth had restricted cash in the amount of $20,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that

36 | MARCH 31, 2014

other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Funds did not hold a material amount of Level 3 securities as of March 31, 2014.

Janus Preservation Series | 37

Notes to Financial Statements (unaudited) (continued)

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended March 31, 2014.

Transfers Out
of Level 2
Fund	to Level 1

Janus Preservation Series - Global	$313,308
Janus Preservation Series - Growth	375,104

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the period ended March 31, 2014 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will

38 | MARCH 31, 2014

generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds are subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in futures contracts. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statements of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statements of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e. treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Funds that are designated as collateral for market value on futures contracts are noted on the Schedules of Investments (if applicable). Such collateral is in the possession of the Funds’ futures commission merchant.

With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

Each Fund may also utilize swaps, options, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index. Such investments would be used in accordance with the risk methodology under each Capital Protection Agreement and would be designed in an effort to limit losses in a sharp market decline. There is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are costs associated with entering into such investments, which can impact returns. The Capital Protection Provider may be the entity used to enter into a transaction related to the VIX and, if so, would receive compensation.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put

Janus Preservation Series | 39

Notes to Financial Statements (unaudited) (continued)

option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written, at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2014.

Fair Value of Derivative Instruments as of March 31, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Preservation Series - Global
Capital Protection Agreement	Capital protection agreement	$0
Equity Contracts			Purchased options - zero strike calls	$295
Equity Contracts			Variation margin payable	4,929

Total		$0		$5,224

Janus Preservation Series - Growth
Capital Protection Agreement	Capital protection agreement	$0
Equity Contracts			Purchased options - zero strike calls	$63,840
Equity Contracts			Variation margin payable	79,097

Total		$0		$142,937

40 | MARCH 31, 2014

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended March 31, 2014.

The effect of Derivative Instruments on the Statements of Operations for the period ended March 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign		Purchased options -
hedging instruments	currency transactions	Futures contracts	zero strike calls	Total

Janus Preservation Series - Global
Equity Contracts	$–	$(159,520)	$(34,450)	$(193,970)

Janus Preservation Series - Growth
Equity Contracts	$–	$(310,003)	$(479,584)	$(789,587)

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’		Purchased options -
hedging instruments	deferred compensation	Futures contracts	zero strike calls	Total

Janus Preservation Series - Global
Capital Protection Agreement	$0	$–	$–	$0
Equity Contracts	–	–	3,262	3,262

Total	$0	$–	$3,262	$3,262

Janus Preservation Series - Growth
Capital Protection Agreement	$0	$–	$–	$0
Equity Contracts	–	(102,209)	(45,466)	(147,675)

Total	$0	$(102,209)	$(45,466)	$(147,675)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
As with all investments, there are inherent risks when investing in the Funds. Each Fund’s participation in the Capital Protection Agreement also subjects the Fund to certain risks not generally associated with equity funds, including but not limited to allocation risk, maximum settlement amount risk, turnover risk, liquidation risk, opportunity cost risk, capital protection termination risk, underperformance risk and counterparty risk. For information relating to these and other risks of investing in the Funds as well as other general information about the Funds, please refer to the Funds’ Prospectuses and statements of additional information.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Redemptions, particularly a large redemption, may impact the allocation process, and the NAV of any share class may fall below its Protected NAV. If this happens, it is expected that a Fund will receive payment of the Settlement Amount from the Capital Protection Provider, if due, and liquidate as soon as possible following the event. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and

Janus Preservation Series | 41

Notes to Financial Statements (unaudited) (continued)

services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
A shareholder’s ability to receive the Protected NAV from a Fund is dependent on the Fund’s ability to collect any settlement from the Capital Protection Provider pursuant to the terms of their respective Capital Protection Agreement or from BNP Paribas, the parent company of the Capital Protection Provider (the “Parent Guarantor”), under a separate parent guaranty. Fund transactions involving a counterparty, such as the Capital Protection Provider, are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. As such, a Fund’s ability to benefit from the Protection may depend on the Capital Protection Provider’s, as well as its parent company’s, financial condition. As an added measure of protection, the Parent Guarantor has issued an absolute, irrevocable and continuing guaranty pursuant to which it guarantees any and all financial obligations of the Capital Protection Provider under each Capital Protection Agreement. There is, however, a risk that the Capital Protection Provider’s parent company may not fulfill its obligations under the guaranty it has issued. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may also be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties. Under the terms of each Capital Protection Agreement, the Protected NAV of each share class will be reduced by any reductions in the NAV per share resulting from such events as, but not limited to, (i) the bankruptcy, insolvency, reorganization or default of a contractual counterparty of a Fund, including counterparties to derivatives transactions, and entities that hold cash or other assets of the Fund; (ii) any trade or pricing error of a Fund; and (iii) any realized or unrealized losses on any investment of a Fund in money market funds.

Offsetting Assets and Liabilities
The Funds recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

42 | MARCH 31, 2014

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Liabilities and Derivative Liabilities
Janus Preservation Series - Global

		Gross Amounts Offset
		in the Statements of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

BNP Paribas	$295	$–	$–	$295

Janus Preservation Series - Growth

		Gross Amounts Offset
		in the Statements of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

BNP Paribas	$63,840	$–	$(20,000)	$43,840

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

A Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. A Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its

Janus Preservation Series | 43

Notes to Financial Statements (unaudited) (continued)

cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily	Advisory
	Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Preservation Series - Global	All Asset Levels	0.64
Janus Preservation Series - Growth	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the

44 | MARCH 31, 2014

Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee and the capital protection fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least February 1, 2015. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

New Expense
	Limit (%)	Previous Expense
	(February 1, 2014	Limit (%)
Fund	to present)	(until February 1, 2014)

Janus Preservation Series - Global	1.60 - 1.75*	1.60 - 1.75*
Janus Preservation Series - Growth	1.47 - 1.62*	1.38 - 1.53*

*	Varies based on the amount of the Capital Protection Fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $140,017 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $259,235 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Preservation Series - Global	$84
Janus Preservation Series - Growth	1,183

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2014.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of

Janus Preservation Series | 45

Notes to Financial Statements (unaudited) (continued)

purchase. The redemption price may differ from the NAV per share. During the period ended March 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Preservation Series - Growth	$1,295

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended March 31, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

As of March 31, 2014, shares of the Funds were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Fund	% of Class	% of Fund

Janus Preservation Series - Global - Class A Shares	58%	13%
Janus Preservation Series - Global - Class C Shares	76	13
Janus Preservation Series - Global - Class D Shares	67	13
Janus Preservation Series - Global - Class I Shares	82	13
Janus Preservation Series - Global - Class S Shares	100	13
Janus Preservation Series - Global - Class T Shares	94	13
Janus Preservation Series - Growth - Class A Shares	16	5
Janus Preservation Series - Growth - Class C Shares	17	4
Janus Preservation Series - Growth - Class D Shares	39	5
Janus Preservation Series - Growth - Class I Shares	38	5
Janus Preservation Series - Growth - Class S Shares	100	5
Janus Preservation Series - Growth - Class T Shares	26	5

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

46 | MARCH 31, 2014

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus Preservation Series - Global	$13,710,186	$1,871,737	$(313,142)	$1,558,595
Janus Preservation Series - Growth	63,959,625	7,183,674	(489,583)	6,694,091

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2013

Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Preservation Series - Global	$–	$–	$–
Janus Preservation Series - Growth	(5,000,878)	–	(5,000,878)

6.	Capital Share Transactions

For the period ended March 31, 2014 (unaudited)	Janus Preservation Series - Global		Janus Preservation Series - Growth
and the year ended September 30, 2013	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	11,981	66,256	31,437	268,911
Reinvested dividends and distributions	5,941	–	–	–
Shares repurchased	(13,354)	(96,811)	(377,255)	(3,170,057)
Net Increase/(Decrease) in Fund Shares	4,568	(30,555)	(345,818)	(2,901,146)
Shares Outstanding, Beginning of Period	273,011	303,566	2,342,318	5,243,464
Shares Outstanding, End of Period	277,579	273,011	1,996,500	2,342,318
Transactions in Fund Shares – Class C Shares:
Shares sold	13,472	17,195	62,249	200,499
Reinvested dividends and distributions	4,416	–	–	–
Shares repurchased	(6,218)	(5,562)	(358,670)	(1,930,502)
Net Increase/(Decrease) in Fund Shares	11,670	11,633	(296,421)	(1,730,003)
Shares Outstanding, Beginning of Period	198,818	187,185	2,225,240	3,955,243
Shares Outstanding, End of Period	210,488	198,818	1,928,819	2,225,240
Transactions in Fund Shares – Class D Shares:
Shares sold	55,287	51,212	137,838	255,620
Reinvested dividends and distributions	4,530	–	–	–
Shares repurchased	(20,286)	(23,575)	(89,013)	(259,288)
Net Increase/(Decrease) in Fund Shares	39,531	27,637	48,825	(3,668)
Shares Outstanding, Beginning of Period	209,043	181,406	820,277	823,945
Shares Outstanding, End of Period	248,574	209,043	869,102	820,277
Transactions in Fund Shares – Class I Shares:
Shares sold	23,107	23,654	55,827	376,542
Reinvested dividends and distributions	3,915	–	–	–
Shares repurchased	(13,191)	(3,016)	(281,201)	(1,321,104)
Net Increase/(Decrease) in Fund Shares	13,831	20,638	(225,374)	(944,562)
Shares Outstanding, Beginning of Period	183,078	162,440	1,078,727	2,023,289
Shares Outstanding, End of Period	196,909	183,078	853,353	1,078,727

Janus Preservation Series | 47

Notes to Financial Statements (unaudited) (continued)

For the period ended March 31, 2014 (unaudited)	Janus Preservation Series - Global		Janus Preservation Series - Growth
and the year ended September 30, 2013	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class S Shares:
Shares sold	–	–	–	–
Reinvested dividends and distributions	3,398	–	–	–
Shares repurchased	–	–	–	–
Net Increase/(Decrease) in Fund Shares	3,398	–	–	–
Shares Outstanding, Beginning of Period	158,267	158,267	325,990	325,990
Shares Outstanding, End of Period	161,665	158,267	325,990	325,990
Transactions in Fund Shares – Class T Shares:
Shares sold	1,075	13,794	11,205	68,741
Reinvested dividends and distributions	3,595	–	–	–
Shares repurchased	(4,700)	(2,359)	(50,721)	(537,020)
Net Increase/(Decrease) in Fund Shares	(30)	11,435	(39,516)	(468,279)
Shares Outstanding, Beginning of Period	171,949	160,514	1,290,200	1,758,479
Shares Outstanding, End of Period	171,919	171,949	1,250,684	1,290,200

(1)	Values have been adjusted to conform with current year presentation.

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Preservation Series - Global	$6,579,604	$6,989,335	$–	$–
Janus Preservation Series - Growth	47,418,566	40,731,083	–	1,363,096

8.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

48 | MARCH 31, 2014

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Annual Report of BNP Paribas Prime Brokerage, Inc.

Janus Investment Fund, on behalf of Janus Preservation Series – Global and Janus Preservation Series – Growth, will supply the most recent annual reports of the Capital Protection Provider (or any successor or substituted entity thereto), free of charge, upon a shareholder’s request by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the

Janus Preservation Series | 49

Additional Information (unaudited) (continued)

selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the

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bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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Additional Information (unaudited) (continued)

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper

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quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the

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Additional Information (unaudited) (continued)

12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover,

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they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited) (continued)

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply

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because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were

Janus Preservation Series | 57

Additional Information (unaudited) (continued)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules

58 | MARCH 31, 2014

with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

Janus Preservation Series | 59

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s manager as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

60 | MARCH 31, 2014

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

Janus Preservation Series | 61

Useful Information About Your Fund Report (unaudited) (continued)

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

62 | MARCH 31, 2014

Notes

Janus Preservation Series | 63

Notes

64 | MARCH 31, 2014

Notes

Janus Preservation Series | 65

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0514-59430	125-24-01800 05-14

semiannual report
March 31, 2014

Janus Value Funds

Perkins Global Value Fund
Perkins International Value Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Perkins Global Value Fund (unaudited)

FUND SNAPSHOT
We seek to deliver strong absolute returns across market cycles by attempting to minimize losses during declining markets, while participating in rising markets. We search the world for attractive risk/reward investment opportunities with the flexibility to buy bargain securities wherever they are located. By building a diversified portfolio of stocks, each analyzed with a focus on downside risk before upside potential, we take a cautious approach to capitalizing on opportunities and potentially compounding returns over the long term.
Tadd Chessen co-portfolio manager	Christian Kirtley co-portfolio manager	Gregory Kolb co-portfolio manager

PERFORMANCE OVERVIEW

Perkins Global Value Fund’s Class T Shares returned 8.63% over the six-month period ended March 31, 2014, underperforming its primary benchmark, the MSCI World Index, which returned 9.36%. The Fund modestly outperformed its secondary benchmark, the MSCI All Country World Index, which returned 8.48% in the period. While our gain for the period was strong in absolute terms, we lagged our primary benchmark, which is frustrating. Considering many major markets are at or near all-time highs with still significant fundamental issues of concern, we are attempting to navigate cautiously through today’s investment landscape. We believe this approach helps to reduce the risk of severe losses should market volatility rise; however, it comes at the cost of less than full upside participation in the near term.

MARKET & ECONOMIC COMMENTARY

After a good finish to an unusually strong 2013 (S&P 500 Index +29.6%, before dividends), the U.S. market had a choppy start to 2014, but ended the period very close to its all-time high. Areas of concern included steady but uninspiring earnings, inclement weather and a change in U.S. Federal Reserve (Fed) leadership. Volatility had some brief spikes, but generally remained at low levels. Perhaps most importantly, continuing monetary easing (now “tapered,” of course) kept interest rates at low levels. Long-term bond yields, as measured by 10-year U.S. Treasuries, even declined from 3% at year-end to 2.73%, which led to strong returns from rate-sensitive industries, such as utilities and real estate investment trusts (REITs). Given relatively higher valuations than other markets in which we can invest, as well as compressed risk/rewards, we remain underweight the U.S. market.

In Europe, persistently low inflation (and fears of deflation) and a stubbornly high euro have driven the drumbeat for additional easing by the European Central Bank (ECB), and it seems to be growing louder. Deflation is rightly feared by central bankers as it makes it next to impossible for heavily indebted entities (peripheral euro-zone governments) to repay/sustain their accumulated debt burdens. Recent signals from policymakers such as Bundesbank President Jens Weidmann and ECB President Mario Draghi that quantitative easing and negative deposit rates are possibilities, have been received well and have driven sovereign credit yields and spreads to remarkably low levels. Peripheral equity markets in Portugal, Italy, Ireland and Spain responded extremely well during the period. We continue to have concerns about high unemployment, weak consumer demand, and the still over-leveraged financial sector (as well as the linkage between high government debt burdens and banks’ sovereign bond holdings). Signs of life are emerging in some indicators such as industrial production that we are monitoring for domestic demand recovery. We continue to believe the better risk/rewards in Europe are the multinationals, which aren’t completely dependent on these macro dynamics playing out in a benign manner.

The performance of the Japanese stock market during the six-month period ended March 31, 2014, showed almost bipolar mood swings. A very strong fourth quarter, driven by continued enthusiasm for Prime Minister Shinzo Abe’s economic policies (“Abenomics”), resulted in a 51% gain for the Japanese Topix Index for the full year 2013 (24% in U.S. dollar term). By mid-January 2014, however, that enthusiasm began to wane, and the Topix fell nearly 6% (in dollars) in the first quarter of 2014. Fears of the looming increase in the consumption tax and speculation of its impact on the economic recovery in Japan likely drove much of the equity market weakness as well as some likely profit taking. Doubts still linger about whether the early progress of Abenomics policies is sufficient to achieve the long-awaited reflation of the Japanese economy. We have trimmed our once sizable overweight position in Japan, given the strong run in many of our holdings. However, we still hold many stocks in the

Janus Value Funds | 1

Perkins Global Value Fund (unaudited)

country, particularly at the lower end of the market-cap spectrum.

Stocks in the emerging markets continued to lag on a relative basis in the period, dragging their cumulative underperformance vs. developed markets to 47% since the beginning of 2011. The weakness was driven by Chinese economic results that were weaker than expected and subsequent revisions to growth expectations there. China is attempting to strike a balance between stable growth and economic reforms. The pace and implementation of economic reforms has broad ramifications for China’s regional neighbors and global trading partners. Latin America is slowing in sympathy with China, and some nations are struggling severely (Venezuela and Argentina). Meanwhile, geopolitical tensions are rising, especially so in emerging markets (Ukraine, Russia, Egypt, Turkey, Thailand, Syria, etc.), and important elections are still to occur in 2014 in India and Brazil. The Fed’s decision to taper its quantitative easing program clearly has difficult implications for many developing economies, something we continually monitor. We remain cautious on emerging markets and don’t believe valuations, generally, offer very compelling risk/rewards, yet.

DETRACTORS FROM PERFORMANCE

Our holdings in consumer staples and stock selection in telecommunication services and industrials hurt relative results. From a country perspective, stock selection in the U.S., Sweden and our holdings in Germany and the UK contributed negatively. Our substantial cash holdings, which averaged roughly 17% during the period, detracted from performance given the near-zero interest rate environment.

Individual detractors were led by Tesco, a grocery and general merchandise retailer based in the UK. For the last two years, Tesco has been in the process of fixing some long-standing problems in its core UK business, which represents the majority of its profits. During the period, one of Tesco’s main competitors in the UK, William Morrison Supermarkets, lowered its forward guidance and announced that it would cut prices of everyday items to reinvigorate growth. This caused a sell-off across the sector as investors fear a possible price war. Despite this setback, we continue to believe that Tesco has a strong competitive position and that near-term headwinds are more than reflected in its stock price.

Danone, another detractor, is the world’s largest yogurt maker, and is among the global leaders in infant nutrition and water. The company has struggled lately with lackluster revenue growth and operating margin weakness. In addition, Danone has had various challenges in China, a key market, including tainted supplies, price-fixing probes and bribery claims. While these headwinds are frustrating, we believe they are temporary in nature, and that the company has the financial and operational strength to navigate the challenges. Looking longer term, we believe Danone is well positioned in attractive global food and beverage categories, and should be able to grow underlying value long into the future. We added to our position during the period.

Rounding out the leading detractors was Secom, Japan’s leading provider of automated security services, with very high market shares in both the commercial and residential markets. Recent operating performance has been steady and solid, with growth in revenue, net income and book value roughly in-line with management guidance. The bigger issue for the shares during the period was the overall weakness in the Japanese market, as enthusiasm for Abenomics has waned. While we recognize that the market’s strong performance since Prime Minister Shinzo Abe’s election is at risk of receding further, we believe that over time Secom’s strong operating results and financial position will be the primary drivers of the stock price.

CONTRIBUTORS TO PERFORMANCE

Stock selection in financials and energy aided relative returns, as did our holdings in consumer discretionary. Stock selection in Japan aided results, as did our holdings in Switzerland and France. Our hedges overall were positive in the period. Although the euro strengthened against the U.S. dollar, the weakness of the Japanese yen more than offset that impact, giving the Fund slightly positive results overall.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

Among individual contributors, software giant Microsoft posted strong results and named Satya Nadella as the new CEO and successor to Steven Ballmer. The December quarter results showed better-than-expected growth, with total revenue increasing 14%, highlighted by the all-important enterprise and commercial revenue increasing 10%. Importantly, the relatively strong enterprise figure gives us increased confidence that the recurring revenue from its three main product lines remains intact. As a result, the company’s free-cash-flow yield remains strong at over 9%, and its strong balance sheet should allow the company to continue its share

2 | MARCH 31, 2014

(unaudited)

repurchase and dividend policies. Additionally, the new CEO has outlined more focus on making Microsoft’s software available in a variety of platforms, which should allow the company to aggressively defend its already sticky installed base. We have owned Microsoft for a significant period of time, due in large part to the combination of its stable and growing free cash flow (anchored by multiyear enterprise license agreements with customers) and what we believe is a low stock valuation. While Microsoft’s reward to risk has fallen somewhat because of the strong performance, we continued to hold shares of the company.

Shares of Oracle, another contributor, were strong after the company posted better-than-expected results over the last two quarters. Exiting last calendar year, the company experienced a deceleration in new software license sales, which caused a sharp decline in the share price. We viewed the decline as an opportunity to purchase shares in a relatively high-quality company, with a significant amount of recurring revenue. We like the maintenance business of Oracle as it provides good downside support for earnings, is highly profitable, and is growing at a low to mid-single digit rate. Additionally, over the past six months, new software sales have accelerated, allowing Oracle to post 8% earnings growth. While shares have rebounded in the near term, we continued to own shares of the company and believe Oracle’s business remains solid and should accelerate with an increase in overall IT budgets.

Wells Fargo, which also contributed to performance, is the largest bank by market capitalization in the U.S., but has approximately $500 billion to $900 billion fewer assets on its balance sheet than large universal peers. This smaller asset size is due to Wells Fargo’s “super-regional” nature, which means it has a simpler business model than peers and one that is easier to manage with a more predictable earnings stream. Wells Fargo’s stock has appreciated as the company has met or exceeded estimates in recent quarters despite a significant decrease in mortgage origination revenues. Additionally, Wells Fargo fared well in the Fed stress tests, and as a result, the dividend was boosted to yield almost 3%. The bank, one of the Fund’s largest holdings, remains one of the highest-quality companies in financials, with strong earnings power, a robust balance sheet, and would benefit from an improving U.S. economy, in our view.

PORTFOLIO POSITIONING & OUTLOOK

We are now five years past the global financial crisis, and while the stock market has wobbled a bit at the beginning of 2014, the global indices are essentially at all-time highs. Given what has been a very strong run of stock returns, high corporate profits, remarkably loose monetary policy and more recently inflows into equities, it can be easy to have one’s senses dulled. In this way, the Sirens’ song of continued good times is incredibly tempting. Unfortunately, succumbing to the enchanting music – buying indiscriminately – may lead you to crash on a rocky coast! In contrast, our team at Perkins is working hard to tune out the music, maintain a distance of thought from the market, and examine stocks with a focus on the risks they bring, in addition to potential returns.

Our portfolio is positioned in what we believe is a somewhat countercyclical manner. Overweight sectors include staples, telecommunication services, health care and utilities, all of which generally have less economically sensitive fundamentals than the broad market. We have a greater portion of the portfolio invested in stocks outside the U.S. than in the U.S. itself, which has been the strongest of the major markets over the course of the current bull market and today appears richly priced, in our view. Cash holdings have increased over the course of the rally: from roughly 3% in March 2009 to approximately 16% at period end. This is a residual of our investing process, which has led to more sales than purchases as the market has vaulted higher. Lastly, we continue to hedge a portion of our yen and euro exposures, in order to reduce what we perceive to be significant risks associated with those currencies. This is how we are attempting to reach the port of final destination and to avoid any detours to rocky shores.

Thank you for your investment and continued confidence in the Perkins Global Value Fund.

Janus Value Funds | 3

Perkins Global Value Fund (unaudited)

Perkins Global Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Microsoft Corp.	0.55%
Oracle Corp.	0.51%
Wells Fargo & Co.	0.51%
BP PLC (ADR)	0.36%
Johnson & Johnson	0.33%

5 Bottom Performers – Holdings

Contribution

Tesco PLC	–0.30%
Danone SA	–0.06%
Secom Co., Ltd.	–0.06%
Kitagawa Industries Co., Ltd.	–0.04%
Swedish Match AB	–0.03%

5 Top Performers – Sectors*

		Fund Weighting	MSCI
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Financials	0.54%	12.03%	20.94%
Consumer Discretionary	0.50%	2.85%	12.21%
Energy	0.48%	7.56%	9.44%
Materials	0.14%	1.23%	5.70%
Health Care	0.14%	15.29%	11.48%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI
	Fund Contribution	(Average % of Equity)	World IndexSM Weighting

Other**	–1.59%	16.85%	0.00%
Consumer Staples	–0.31%	17.89%	9.93%
Telecommunication Services	–0.26%	7.63%	3.73%
Industrials	–0.12%	7.19%	11.36%
Information Technology	–0.07%	6.64%	12.02%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

4 | MARCH 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Wells Fargo & Co. Commercial Banks	2.4%
Oracle Corp. Software	2.4%
Microsoft Corp. Software	2.4%
America Movil SAB de CV Wireless Telecommunication Services	2.3%
PepsiCo, Inc. Beverages	2.3%

11.8%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Emerging markets comprised 5.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

Janus Value Funds | 5

Perkins Global Value Fund (unaudited)

Performance

						Expense Ratios –
Average Annual Total Return – for the periods ended March 31, 2014						per the January 28, 2014 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Perkins Global Value Fund – Class A Shares
NAV	8.59%	15.37%	18.33%	6.09%	6.96%	1.10%
MOP	2.37%	8.75%	16.94%	5.46%	6.47%

Perkins Global Value Fund – Class C Shares
NAV	8.12%	14.52%	17.52%	5.39%	6.24%	1.89%
CDSC	7.12%	13.52%	17.52%	5.39%	6.24%

Perkins Global Value Fund – Class D Shares(1)	8.59%	15.47%	18.55%	6.31%	7.18%	0.98%

Perkins Global Value Fund – Class I Shares	8.69%	15.76%	18.47%	6.28%	7.15%	0.82%

Perkins Global Value Fund – Class N Shares	8.72%	15.73%	18.49%	6.29%	7.16%	0.78%

Perkins Global Value Fund – Class S Shares	8.44%	15.13%	18.31%	6.01%	6.87%	1.29%

Perkins Global Value Fund – Class T Shares	8.63%	15.44%	18.49%	6.29%	7.16%	1.03%

MSCI World IndexSM	9.36%	19.07%	18.28%	6.83%	5.46%

MSCI All Country World IndexSM	8.48%	16.55%	17.80%	6.97%	5.73%

Morningstar Quartile – Class T Shares	–	3rd	2nd	3rd	2nd

Morningstar Ranking – based on total return for World Stock Funds	–	803/1,108	343/758	337/474	152/411

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

6 | MARCH 31, 2014

(unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012 reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 31, 2013, Tadd Chessen, Christian Kirtley and Gregory Kolb are Co-Portfolio Managers of the Fund.

*	The Fund’s inception date – June 29, 2001
(1)	Closed to new investors.

Janus Value Funds | 7

Perkins Global Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,085.90	$5.77	$1,000.00	$1,019.40	$5.59	1.11%

Class C Shares	$1,000.00	$1,081.20	$9.75	$1,000.00	$1,015.56	$9.45	1.88%

Class D Shares	$1,000.00	$1,085.90	$5.10	$1,000.00	$1,020.04	$4.94	0.98%

Class I Shares	$1,000.00	$1,086.90	$4.32	$1,000.00	$1,020.79	$4.18	0.83%

Class N Shares	$1,000.00	$1,087.20	$3.95	$1,000.00	$1,021.14	$3.83	0.76%

Class S Shares	$1,000.00	$1,084.40	$6.60	$1,000.00	$1,018.60	$6.39	1.27%

Class T Shares	$1,000.00	$1,086.30	$5.20	$1,000.00	$1,019.95	$5.04	1.00%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | MARCH 31, 2014

Perkins Global Value Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Common Stock – 83.6%
Aerospace & Defense – 1.1%
17,423	General Dynamics Corp.	$1,897,713
10,113	Rockwell Collins, Inc.	805,703

		2,703,416
Beverages – 5.3%
264,193	C&C Group PLC†	1,721,012
73,321	Coca-Cola Co.	2,834,590
46,811	Molson Coors Brewing Co. – Class B	2,755,295
66,630	PepsiCo, Inc.	5,563,605

		12,874,502
Chemicals – 1.1%
29,210	Mosaic Co.	1,460,500
58,000	Nippon Fine Chemical Co., Ltd.†	373,740
137,000	Nitto FC Co., Ltd.†	801,822

		2,636,062
Commercial Banks – 6.3%
91,865	BB&T Corp.	3,690,217
85,426	CIT Group, Inc.	4,187,583
52,535	Fulton Financial Corp.	660,890
23,111	Hancock Holding Co.	847,018
119,665	Wells Fargo & Co.	5,952,137

		15,337,845
Commercial Services & Supplies – 4.1%
1,114,136	G4S PLC	4,484,996
80,144	Republic Services, Inc.	2,737,719
31,100	Secom Co., Ltd.†	1,791,866
33,200	Secom Joshinetsu Co., Ltd.†	845,120

		9,859,701
Communications Equipment – 0.8%
56,095	Cisco Systems, Inc.	1,257,089
26,600	Icom, Inc.†	609,326

		1,866,415
Diversified Consumer Services – 0.2%
121,900	Shingakukai Co., Ltd.†	464,212
Diversified Telecommunication Services – 1.2%
73,261	Telenor ASA	1,624,432
11,330	Verizon Communications, Inc.	540,214
26,738	Vivendi SA†	744,738

		2,909,384
Electric Utilities – 3.8%
23,445	Entergy Corp.	1,567,299
75,220	Exelon Corp.	2,524,383
155,994	PPL Corp.	5,169,641

		9,261,323
Electrical Equipment – 0.5%
96,900	Cosel Co., Ltd.†	1,133,317
Electronic Equipment, Instruments & Components – 0.2%
69,800	Kitagawa Industries Co., Ltd.†	549,202
Food & Staples Retailing – 3.6%
97,210	Sysco Corp.	3,512,197
1,073,969	Tesco PLC	5,288,213

		8,800,410
Food Products – 6.3%
76,055	Danone SA†	5,377,648
45,625	Nestle SA	3,435,555
477,670	Orkla ASA	4,074,566
59,244	Unilever NV†	2,434,802

		15,322,571
Health Care Equipment & Supplies – 3.4%
6,820	Becton, Dickinson and Co.	798,486
15,100	Fukuda Denshi Co., Ltd.†	666,478
5,900	Medikit Co., Ltd.†	174,370
35,040	Medtronic, Inc.	2,156,361
49,000	Nakanishi, Inc.†	1,564,486
36,595	Stryker Corp.	2,981,395

		8,341,576
Health Care Providers & Services – 1.2%
7,094	Aetna, Inc.	531,837
68,100	As One Corp.†	1,858,233
5,831	WellPoint, Inc.	580,476

		2,970,546
Hotels, Restaurants & Leisure – 0.5%
42,290	Kangwon Land, Inc.	1,232,249
Household Products – 2.1%
62,353	Procter & Gamble Co.	5,025,652
Insurance – 1.2%
22,020	Allstate Corp.	1,245,891
66,700	NKSJ Holdings, Inc.†	1,714,035

		2,959,926
Machinery – 0.1%
47,000	Sansei Technologies, Inc.†	189,913
Media – 2.0%
30,240	Daekyo Co., Ltd.	187,881
103,389	Grupo Televisa SAB (ADR)	3,441,820
107,605	UBM PLC	1,223,273

		4,852,974
Multi-Utilities – 1.1%
61,587	GDF Suez†	1,684,851
45,539	Suez Environment Co.†	924,957

		2,609,808
Oil, Gas & Consumable Fuels – 8.0%
110,949	BP PLC (ADR)	5,336,647
42,082	Canadian Natural Resources, Ltd.	1,613,150
94,104	Cenovus Energy, Inc.	2,721,890
31,362	Devon Energy Corp.	2,099,058
147,285	Royal Dutch Shell PLC – Class A	5,379,074
36,022	Total SA†	2,361,936

		19,511,755
Personal Products – 0.5%
21,200	Kose Corp.†	696,395
10,800	Pola Orbis Holdings, Inc.†	429,593

		1,125,988
Pharmaceuticals – 9.5%
179,778	GlaxoSmithKline PLC	4,769,247
54,580	Johnson & Johnson	5,361,394
61,774	Novartis AG	5,242,193
101,850	Pfizer, Inc.	3,271,422

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 9

Perkins Global Value Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Pharmaceuticals – (continued)
8,609	Roche Holding AG	$2,581,336
18,414	Sanofi†	1,919,652

		23,145,244
Real Estate Investment Trusts (REITs) – 3.1%
80,135	American Capital Agency Corp.	1,722,101
68,040	Hatteras Financial Corp.	1,282,554
340,149	Two Harbors Investment Corp.	3,486,527
64,033	Western Asset Mortgage Capital Corp.	1,001,476

		7,492,658
Real Estate Management & Development – 0.6%
94,000	Cheung Kong Holdings, Ltd.	1,558,527
Software – 4.8%
140,690	Microsoft Corp.	5,766,883
142,473	Oracle Corp.	5,828,571

		11,595,454
Specialty Retail – 0.5%
43,550	Matas A/S	1,221,644
Technology Hardware, Storage & Peripherals – 0.5%
40,400	Canon, Inc.†	1,249,190
Thrifts & Mortgage Finance – 1.0%
150,063	Capitol Federal Financial, Inc.	1,883,291
25,881	Washington Federal, Inc.	603,027

		2,486,318
Tobacco – 2.6%
26,887	KT&G Corp.	2,021,769
131,859	Swedish Match AB	4,310,316

		6,332,085
Transportation Infrastructure – 1.0%
217,945	BBA Aviation PLC	1,205,396
52,841	Hamburger Hafen und Logistik AG†	1,269,800

		2,475,196
Wireless Telecommunication Services – 5.4%
5,632,467	America Movil SAB de CV	5,583,108
136,600	NTT DOCOMO, Inc.†	2,154,892
107,565	Rogers Communications, Inc. – Class B	4,458,113
234,992	Vodafone Group PLC	862,927

		13,059,040

Total Common Stock (cost $170,614,048)		203,154,103

Repurchase Agreement – 16.1%
$39,200,000	ING Financial Markets LLC, 0.0400%, dated 3/31/14, maturing 4/1/14 to be repurchased at $39,200,044 collateralized by $45,295,493 in U.S. Treasuries 0.1250% – 3.3750%, 4/17/14 – 2/15/43 with a value of $39,984,899 (cost $39,200,000)	39,200,000

Total Investments (total cost $209,814,048) – 99.7%		242,354,103

Cash, Receivables and Other Assets, net of Liabilities – 0.3%		812,287

Net Assets – 100%		$243,166,390

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$132,790,195	54.8%
United Kingdom	28,549,773	11.8
Japan	17,266,190	7.1
France	13,013,782	5.4
Switzerland	11,259,084	4.7
Mexico	9,024,928	3.7
Canada	8,793,153	3.6
Norway	5,698,998	2.4
Sweden	4,310,316	1.8
South Korea	3,441,899	1.4
Netherlands	2,434,802	1.0
Ireland	1,721,012	0.7
Hong Kong	1,558,527	0.6
Germany	1,269,800	0.5
Denmark	1,221,644	0.5

Total	$242,354,103	100.0%

††	Includes Cash Equivalents of 16.2%.

Schedule of Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency and Settlement Date	Units Sold	Value	(Depreciation)

Credit Suisse International:
Euro 5/8/14	1,445,000	$1,990,338	$23,168
Japanese Yen 5/8/14	410,000,000	3,973,700	58,717

		5,964,038	81,885

HSBC Securities (USA), Inc.: Japanese Yen 5/15/14	468,000,000	4,535,991	(7,141)

JPMorgan Chase & Co.: Euro 4/24/14	3,854,000	5,308,618	9,586

RBC Capital Markets Corp.:
Euro 4/10/14	998,000	1,374,723	(5,497)
Japanese Yen 4/10/14	125,000,000	1,211,299	7,808

		2,586,022	2,311

Total		$18,394,669	$86,641

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | MARCH 31, 2014

Perkins International Value Fund (unaudited)

FUND SNAPSHOT
We seek to deliver strong absolute returns across market cycles by attempting to minimize losses during declining markets, while participating in rising markets. We search the world (ex-U.S.) for attractive risk/reward investment opportunities with the flexibility to buy bargain securities wherever they are located. By building a diversified portfolio of stocks, each analyzed with a focus on downside risk before upside potential, we take a cautious approach to capitalizing on opportunities and potentially compounding returns over the long term.
Tadd Chessen co-portfolio manager	Christian Kirtley co-portfolio manager	Gregory Kolb co-portfolio manager

PERFORMANCE OVERVIEW

Perkins International Value Fund’s Class I Shares returned 6.17% over the six-month period ended March 31, 2014, underperforming its primary benchmark, the MSCI EAFE Index, which returned 6.41% during the period. The Fund outperformed its secondary benchmark, the MSCI All Country World ex-U.S. Index, which returned 5.30% in the period. While our gain for the period was strong in absolute terms, we lagged our primary benchmark, which is frustrating. Considering many major markets are at or near all-time highs with still significant fundamental issues of concern, we are attempting to navigate cautiously through today’s investment landscape. We believe this approach helps to reduce the risk of severe losses should market volatility rise; however, it comes at the cost of less than full upside participation in the near term.

MARKET & ECONOMIC COMMENTARY

In Europe, persistently low inflation (and fears of deflation) and a stubbornly high euro have driven the drumbeat for additional easing by the European Central Bank (ECB), and it seems to be growing louder. Deflation is rightly feared by central bankers as it makes it next to impossible for heavily indebted entities (peripheral euro-zone governments) to repay/sustain their accumulated debt burdens. Recent signals from policymakers such as Bundesbank President Jens Weidmann and ECB President Mario Draghi that quantitative easing and negative deposit rates are possibilities, have been received well and have driven sovereign credit yields and spreads to remarkably low levels. Peripheral equity markets in Portugal, Italy, Ireland and Spain responded extremely well during the period. We continue to have concerns about high unemployment, weak consumer demand, and the still over-leveraged financial sector (as well as the linkage between high government debt burdens and banks’ sovereign bond holdings). Signs of life are emerging in some indicators such as industrial production that we are monitoring for domestic demand recovery. We continue to believe the better risk/rewards in Europe are the multinationals, which aren’t completely dependent on these macro dynamics playing out in a benign manner.

The performance of the Japanese stock market during the six-month period ended March 31, 2014, showed almost bipolar mood swings. A very strong fourth quarter, driven by continued enthusiasm for Prime Minister Shinzo Abe’s economic policies (“Abenomics”), resulted in a 51% gain for the Japanese Topix Index for the full year 2013 (24% in U.S. dollar terms). By mid-January 2014, however, that enthusiasm began to wane, and the Topix fell nearly 6% (in dollars) in the first quarter of 2014. Fears of the looming increase in the consumption tax and speculation of its impact on the economic recovery in Japan likely drove much of the equity market weakness as well as some likely profit taking. Doubts still linger about whether the early progress of Abenomics policies is sufficient to achieve the long-awaited reflation of the Japanese economy. We have trimmed our once sizable overweight position in Japan, given the strong run in many of our holdings. However, we still hold many stocks in the country, particularly at the lower end of the market-cap spectrum.

Stocks in emerging markets continued to lag on a relative basis in the period, dragging their cumulative underperformance vs. developed markets to 47% since the beginning of 2011. The weakness was driven by Chinese economic results that were weaker than expected and subsequent revisions to growth expectations there. China is attempting to strike a balance between stable growth and economic reforms. The pace and implementation of economic reforms has broad ramifications for China’s regional neighbors and global trading partners. Latin America is slowing in sympathy with China, and some nations are struggling severely (Venezuela and Argentina). Meanwhile, geopolitical tensions are rising, especially in emerging markets

Janus Value Funds | 11

Perkins International Value Fund (unaudited)

(Ukraine, Russia, Egypt, Turkey, Thailand, Syria, etc.), and important elections are still to occur in 2014 in India and Brazil. The Federal Reserve’s (Fed) decision to taper its quantitative easing program clearly has difficult implications for many developing economies, something we continually monitor. We remain cautious on emerging markets and don’t believe valuations, generally, offer very compelling risk/rewards, yet.

DETRACTORS FROM PERFORMANCE

Stock selection in telecommunication services and information technology hurt relative results. From a country perspective, stock selection in Sweden and our underweight positions in Germany, Italy and Spain contributed negatively. Our substantial cash holdings, which averaged roughly 17% during the period, detracted from performance given the near-zero interest rate environment.

Among individual detractors was Tesco, a grocery and general merchandise retailer based in the UK. For the last two years, Tesco has been in the process of fixing some long-standing problems in its core UK business, which represents the majority of its profits. During the period, one of Tesco’s main competitors in the UK, William Morrison Supermarkets, lowered its forward guidance and announced that it would cut prices of everyday items to reinvigorate growth. This caused a sell-off across the sector as investors fear a possible price war. Despite this setback, we continue to believe that Tesco has a strong competitive position and that near-term headwinds are more than reflected in its stock price.

Secom, another detractor, is Japan’s leading provider of automated security services, with very high market shares in both the commercial and residential markets. Recent operating performance has been steady and solid, with growth in revenue, net income and book value roughly in-line with management guidance. The bigger issue for the shares during the period was the overall weakness in the Japanese market, as enthusiasm for Abenomics has waned. While we recognize that the market’s strong performance since Prime Minister Abe’s election is at risk of receding further, we believe that over time Secom’s strong operating results and financial position will be the primary drivers of the stock price.

Rounding out the leading detractors was Swedish Match, a tobacco company focused on snus, cigars, chewing tobacco and lighters. The shares are now well off their all-time high set in August 2012, due primarily to relatively weak operating performance in both the core snus business in the Nordic region and the U.S. cigar business. Given the interruption to what was once a long and essentially uninterrupted string of strong operating results, the valuation multiples have compressed as well. We believe the company will maintain its high level of profitability and eventually resume growth, on the back of what is a fundamentally steady and high brand recognition collection of tobacco businesses. More specifically, we believe the low-end price competition in the Nordic region will eventually come to an end. We continue to hold a significant position in the shares.

CONTRIBUTORS TO PERFORMANCE

Stock selection in consumer discretionary, materials and energy contributed positively. Stock selection in Japan, as well as holdings in Norway and Hong Kong, aided relative returns.

Individually, AstraZeneca, a global health care company based in the UK, led our contributors. For the last several years (and likely several more to come), the company has been in the throes of a patent “cliff,” driven by the patent expirations of three blockbuster drugs. At the time of our initial purchase, the dim outlook had caused the stock to trade at a large valuation discount to the group and our analysis led us to believe that our downside was limited. During the period, the company issued long-term revenue guidance that was significantly above consensus estimates. Together with some favorable industry developments in therapeutic areas in which AstraZeneca’s research and development pipeline is thought to be strong, the market has become less pessimistic on the stock.

BP, another contributor, is an oil and gas “super major” based in the UK. Following its Macondo catastrophe in 2010, the company has spent the last several years attempting to settle its legal obligations, on the one hand, and overhauling all aspects of its business, on the other. To this end, the company has shed tens of billions of assets as its emphasis has shifted from production growth and being everywhere to generating maximum returns on capital employed. During the period, BP reported operating results that were above consensus expectations and surprised the market with a dividend increase (to an approximate 5% yield) and the announcement of $10 billion of further asset dispositions by year-end 2015, most of which it plans to return to shareholders via share repurchases. The market reacted favorably to this use of cash given BP’s large discount to underlying asset value.

Novartis, which also aided performance, is a global health care company based in Switzerland. The company has struggled to grow its earnings over the past few years due

12 | MARCH 31, 2014

(unaudited)

to a combination of patent expirations, reimbursement pressure in Europe and unfavorable currency trends. Despite this, we believe the company is very high quality and is capable of meaningfully higher earnings power in time. During the period, the company reported solid results and announced successful trials for one of its late-stage pipeline assets, which some industry observers believe could become a multibillion dollar “blockbuster” product. This led the market to place a higher value on the stock.

PORTFOLIO POSITIONING & OUTLOOK

We are now five years past the global financial crisis, and while the stock market has wobbled a bit at the beginning of 2014, the global indices are essentially at all-time highs. Given what has been a very strong run of stock returns, high corporate profits, remarkably loose monetary policy and more recently inflows into equities, it can be easy to have one’s senses dulled. In this way, the Sirens’ song of continued good times is incredibly tempting. Unfortunately, succumbing to the enchanting music – buying indiscriminately – may lead you to crash on a rocky coast! In contrast, our team at Perkins is working hard to tune out the music, maintain a distance of thought from the market, and examine stocks with a focus on the risks they bring, in addition to potential returns.

Our portfolio is positioned in what we believe is a somewhat countercyclical manner. Overweight sectors include staples, telecommunication services and health care, all of which generally have less economically sensitive fundamentals than the broad market. We are also overweight industrials, but are significantly underweight financials and other more economically sensitive sectors such as materials and consumer discretionary. Cash holdings, at approximately 16% at period end, remain high given the compressed risk/rewards we find today. This is how we are attempting to reach the port of final destination and to avoid any detours to rocky shores.

Thank you for your investment and continued confidence in Perkins International Value Fund.

Janus Value Funds | 13

Perkins International Value Fund (unaudited)

Perkins International Value Fund At A Glance

5 Top Performers – Holdings

Contribution

AstraZeneca PLC	0.41%
BP PLC (ADR)	0.39%
Novartis AG	0.36%
Royal Dutch Shell PLC – Class A	0.36%
Vivendi SA	0.34%

5 Bottom Performers – Holdings

Contribution

Tesco PLC	–0.33%
Secom Co., Ltd.	–0.08%
Swedish Match AB	–0.06%
Danone SA	–0.06%
BAE Systems PLC	–0.06%

5 Top Performers – Sectors*

		Fund Weighting	MSCI
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Consumer Discretionary	0.58%	6.82%	11.83%
Materials	0.56%	2.67%	8.04%
Energy	0.54%	8.93%	6.86%
Health Care	0.19%	11.23%	10.18%
Financials	0.12%	4.50%	25.68%

5 Bottom Performers – Sectors*

		Fund Weighting	MSCI
	Fund Contribution	(Average % of Equity)	EAFE® Index Weighting

Other**	–0.62%	17.01%	0.00%
Telecommunication Services	–0.39%	10.48%	5.53%
Information Technology	–0.16%	2.40%	4.43%
Industrials	–0.14%	17.75%	12.88%
Consumer Staples	–0.08%	16.50%	10.96%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

14 | MARCH 31, 2014

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of March 31, 2014

Novartis AG Pharmaceuticals	2.6%
Royal Dutch Shell PLC – Class A Oil, Gas & Consumable Fuels	2.6%
America Movil SAB de CV Wireless Telecommunication Services	2.5%
Danone SA Food Products	2.5%
GlaxoSmithKline PLC Pharmaceuticals	2.4%

12.6%

Asset Allocation – (% of Net Assets)
As of March 31, 2014

Emerging markets comprised 6.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of March 31, 2014

As of September 30, 2013

Janus Value Funds | 15

Perkins International Value Fund (unaudited)

Performance

Cumulative Total Return – for the periods ended March 31, 2014			Expense Ratios – per the January 28, 2014 prospectuses (estimated for the fiscal year)
	Fiscal	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Inception*	Operating Expenses	Operating Expenses

Perkins International Value Fund – Class A Shares
NAV	6.18%	16.59%	4.66%	1.47%
MOP	0.08%	9.89%

Perkins International Value Fund – Class C Shares
NAV	5.61%	15.54%	5.28%	2.07%
CDSC	4.61%	14.54%

Perkins International Value Fund – Class D Shares(1)	6.24%	16.65%	4.75%	1.24%

Perkins International Value Fund – Class I Shares	6.17%	16.78%	4.29%	1.10%

Perkins International Value Fund – Class N Shares	6.24%	16.86%	4.21%	1.04%

Perkins International Value Fund – Class S Shares	6.10%	16.39%	4.71%	1.54%

Perkins International Value Fund – Class T Shares	6.07%	16.57%	4.46%	1.29%

MSCI EAFE® Index	6.41%	18.08%

MSCI All Country World ex-U.S. IndexSM	5.30%	12.79%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at NAV does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

16 | MARCH 31, 2014

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2015.

The expense ratios shown reflect estimated annualized expenses that the Fund expects to incur during its initial fiscal year.

Performance for very short time periods may not be indicative of future performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

For a period of three years subsequent to the effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Rankings are not provided for Funds that are less than one year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – April 1, 2013
(1)	Closed to new investors.

Janus Value Funds | 17

Perkins International Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13)	(3/31/14)	(10/1/13 - 3/31/14)†	(10/1/13 - 3/31/14)

Class A Shares	$1,000.00	$1,060.90	$5.86	$1,000.00	$1,019.25	$5.74	1.14%

Class C Shares	$1,000.00	$1,056.10	$10.10	$1,000.00	$1,015.11	$9.90	1.97%

Class D Shares	$1,000.00	$1,062.40	$6.12	$1,000.00	$1,019.00	$5.99	1.19%

Class I Shares	$1,000.00	$1,061.70	$5.04	$1,000.00	$1,020.04	$4.94	0.98%

Class N Shares	$1,000.00	$1,061.40	$5.09	$1,000.00	$1,020.00	$4.99	0.99%

Class S Shares	$1,000.00	$1,061.00	$6.22	$1,000.00	$1,018.90	$6.09	1.21%

Class T Shares	$1,000.00	$1,060.70	$5.86	$1,000.00	$1,019.25	$5.74	1.14%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

18 | MARCH 31, 2014

Perkins International Value Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Common Stock – 83.5%
Aerospace & Defense – 3.8%
28,132	BAE Systems PLC	$194,230
28,066	Cobham PLC	139,881
1,609	Safran SA	111,463

		445,574
Air Freight & Logistics – 1.3%
977	Panalpina Welttransport Holding AG	150,121
Auto Components – 0.6%
2,900	Takata Corp.	72,893
Automobiles – 1.2%
1,517	Daimler AG	143,331
Beverages – 0.9%
15,147	C&C Group PLC	98,671
Chemicals – 2.5%
9,176	Borregaard ASA	61,483
3,700	Nippon Fine Chemical Co., Ltd.	23,842
6,200	Nitto FC Co., Ltd.	36,287
4,606	Potash Corp. of Saskatchewan, Inc.	166,646

		288,258
Commercial Services & Supplies – 3.7%
63,799	G4S PLC	256,825
2,300	Secom Co., Ltd.	132,518
1,500	Secom Joshinetsu Co., Ltd.	38,183

		427,526
Communications Equipment – 0.4%
1,800	Icom, Inc.	41,233
Diversified Consumer Services – 0.1%
4,100	Shingakukai Co., Ltd.	15,613
Diversified Financial Services – 1.1%
1,613	Deutsche Boerse AG	128,360
Diversified Telecommunication Services – 3.0%
48,000	Singapore Telecommunications, Ltd.	139,313
4,997	Telenor ASA	110,800
755	Verizon Communications, Inc.	35,998
2,098	Vivendi SA	58,436

		344,547
Electrical Equipment – 2.0%
6,404	ABB, Ltd.	165,208
5,900	Cosel Co., Ltd.	69,005

		234,213
Electronic Equipment, Instruments & Components – 0.2%
2,500	Kitagawa Industries Co., Ltd.	19,671
Food & Staples Retailing – 2.3%
54,199	Tesco PLC	266,875
Food Products – 8.5%
4,104	Danone SA	290,183
3,241	Nestle SA	244,047
27,610	Orkla ASA	235,515
5,087	Unilever NV	209,065

		978,810
Health Care Equipment & Supplies – 1.3%
800	Fukuda Denshi Co., Ltd.	35,310
150	Medikit Co., Ltd.	4,433
3,500	Nakanishi, Inc.	111,749

		151,492
Health Care Providers & Services – 0.9%
4,000	As One Corp.	109,147
Hotels, Restaurants & Leisure – 0.7%
2,710	Kangwon Land, Inc.	78,964
Industrial Conglomerates – 1.3%
7,342	Smiths Group PLC	155,671
Insurance – 1.0%
4,500	NKSJ Holdings, Inc.	115,640
Machinery – 0.1%
2,500	Sansei Technologies, Inc.	10,102
Marine – 1.0%
2,683	Irish Continental Group PLC	112,539
Media – 2.6%
2,380	Daekyo Co., Ltd.	14,787
6,099	Grupo Televisa SAB (ADR)	203,036
7,363	UBM PLC	83,704

		301,527
Multi-Utilities – 1.7%
3,913	GDF Suez	107,049
4,241	Suez Environment Co.	86,140

		193,189
Oil, Gas & Consumable Fuels – 9.2%
5,722	BP PLC (ADR)	275,228
4,527	Canadian Natural Resources, Ltd.	173,536
5,853	Cenovus Energy, Inc.	169,294
8,110	Royal Dutch Shell PLC – Class A	296,190
2,309	Total SA	151,399

		1,065,647
Personal Products – 0.9%
1,300	Kose Corp.	42,703
1,500	Pola Orbis Holdings, Inc.	59,666

		102,369
Pharmaceuticals – 9.3%
2,919	AstraZeneca PLC	188,617
10,425	GlaxoSmithKline PLC	276,560
3,592	Novartis AG	304,820
631	Roche Holding AG	189,200
1,121	Sanofi	116,864

		1,076,061
Professional Services – 1.5%
21,354	Michael Page International PLC	174,699
Real Estate Management & Development – 2.3%
5,056	Brookfield Real Estate Services, Inc.	67,654
12,000	Cheung Kong Holdings, Ltd.	198,961

		266,615
Software – 0.5%
500	Nintendo Co., Ltd.	59,399

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 19

Perkins International Value Fund

Schedule of Investments (unaudited)

As of March 31, 2014

Shares or Principal Amount		Value

Specialty Retail – 1.7%
2,554	Matas A/S	$71,644
2,900	Nitori Holdings Co., Ltd.	125,751

		197,395
Technology Hardware, Storage & Peripherals – 1.0%
3,600	Canon, Inc.	111,314
Tobacco – 5.8%
6,235	Imperial Tobacco Group PLC	251,824
2,184	KT&G Corp.	164,226
7,953	Swedish Match AB	259,974

		676,024
Trading Companies & Distributors – 0.3%
1,800	Kuroda Electric Co., Ltd.	29,145
Transportation Infrastructure – 2.5%
19,810	BBA Aviation PLC	109,564
155	Flughafen Zuerich AG	99,703
3,287	Hamburger Hafen und Logistik AG	78,988

		288,255
Wireless Telecommunication Services – 6.3%
295,281	America Movil SAB de CV	292,693
8,962	NTT DOCOMO, Inc.	141,377
5,847	Rogers Communications, Inc. – Class B	242,334
15,678	Vodafone Group PLC	57,572

		733,976

Total Common Stock (cost $8,826,076)		9,664,866

Repurchase Agreement – 16.4%
$1,900,000	ING Financial Markets LLC, 0.0400%, dated 3/31/14, maturing 4/1/14 to be repurchased at $1,900,002 collateralized by $2,195,445 in U.S. Treasuries 0.1250% – 3.3750%, 4/17/14 – 2/15/43 with a value of $1,938,044 (cost $1,900,000)	1,900,000

Total Investments (total cost $10,726,076) – 99.9%		11,564,866

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		11,712

Net Assets – 100%		$11,576,578

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United Kingdom	$2,727,440	23.6%
United States††	1,935,998	16.7
Japan	1,404,981	12.2
Switzerland	1,153,099	10.0
France	921,534	8.0
Canada	819,464	7.1
Mexico	495,729	4.3
Norway	407,798	3.5
Germany	350,679	3.0
Sweden	259,974	2.3
South Korea	257,977	2.2
Ireland	211,210	1.8
Netherlands	209,065	1.8
Hong Kong	198,961	1.7
Singapore	139,313	1.2
Denmark	71,644	0.6

Total	$11,564,866	100.0%

††	Includes Cash Equivalents of 16.4%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

20 | MARCH 31, 2014

Notes to Schedules of Investments and Other Information (unaudited)

MSCI All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

†	A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2014, is noted below.

Fund	Aggregate Value

Perkins Global Value Fund	$35,705,586

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of March 31, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Global Value Fund
Common Stock	$203,154,103	$–	$–

Repurchase Agreement	–	39,200,000	–

Total Investments in Securities	$203,154,103	$39,200,000	$–

Other Financial Instruments(a) – Assets:
Forward Currency Contracts	$–	$99,279	$–

Other Financial Instruments(a) – Liabilities:
Forward Currency Contracts	$–	$12,638	$–

Investments in Securities:
Perkins International Value Fund
Common Stock	$9,664,866	$–	$–

Repurchase Agreement	–	1,900,000	–

Total Investments in Securities	$9,664,866	$1,900,000	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from each Fund at that date. Options are reported at their market value at measurement date.

Janus Value Funds | 21

Statements of Assets and Liabilities

	Perkins Global
As of March 31, 2014 (unaudited)	Value Fund	Perkins International Value Fund

Assets:
Investments at cost(1)	$209,814,048	$10,726,076
Investments at value	$203,154,103	$9,664,866
Repurchase agreements at value	39,200,000	1,900,000
Cash	41,922	16,929
Cash denominated in foreign currency(2)	289,303	15,615
Forward currency contracts	99,279	–
Closed foreign currency contracts	70,352	–
Non-interested Trustees’ deferred compensation	4,915	234
Receivables:
Fund shares sold	345,096	2,250
Dividends	698,665	26,161
Foreign dividend tax reclaim	223,217	8,363
Interest	44	–
Other assets	6,653	167
Total Assets	244,133,549	11,634,585
Liabilities:
Forward currency contracts	12,638	–
Payables:
Investments purchased	597,724	17,189
Fund shares repurchased	87,548	–
Advisory fees	130,857	2,229
Fund administration fees	2,005	97
Internal servicing cost	552	45
Administrative services fees	24,214	346
Distribution fees and shareholder servicing fees	11,290	307
Administrative, networking and omnibus fees	5,338	8
Non-interested Trustees’ fees and expenses	1,177	46
Non-interested Trustees’ deferred compensation fees	4,915	234
Accrued expenses and other payables	88,901	37,506
Total Liabilities	967,159	58,007
Net Assets	$243,166,390	$11,576,578

See footnotes at the end of the Statements.
See Notes to Financial Statements.

22 | MARCH 31, 2014

	Perkins Global
As of March 31, 2014 (unaudited)	Value Fund	Perkins International Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$205,588,958	$10,651,241
Undistributed net investment income*	541,205	68,633
Undistributed net realized gain from investment and foreign currency transactions*	4,403,711	17,770
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	32,632,516	838,934
Total Net Assets	$243,166,390	$11,576,578
Net Assets - Class A Shares	$25,831,113	$230,652
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,799,431	20,066
Net Asset Value Per Share(3)	$14.36	$11.49
Maximum Offering Price Per Share(4)	$15.24	$12.19
Net Assets - Class C Shares	$7,302,029	$254,490
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	517,623	22,219
Net Asset Value Per Share(3)	$14.11	$11.45
Net Assets - Class D Shares	$99,766,811	$1,627,143
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,889,437	141,895
Net Asset Value Per Share	$14.48	$11.47
Net Assets - Class I Shares	$39,034,453	$7,467,166
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,734,418	651,226
Net Asset Value Per Share	$14.28	$11.47
Net Assets - Class N Shares	$2,909,433	$1,121,268
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	204,595	97,717
Net Asset Value Per Share	$14.22	$11.47
Net Assets - Class S Shares	$314,459	$214,257
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,628	18,588
Net Asset Value Per Share	$14.54	$11.53
Net Assets - Class T Shares	$68,008,092	$661,602
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,704,381	57,653
Net Asset Value Per Share	$14.46	$11.48

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $39,200,000 and $1,900,000 for Perkins Global Value Fund and Perkins International Value Fund, respectively.
(2)	Includes cost of $289,303 and $15,615 for Perkins Global Value Fund and Perkins International Value Fund, respectively.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Value Funds | 23

Statements of Operations

	Perkins Global	Perkins International
For the period ended March 31, 2014 (unaudited)	Value Fund	Value Fund

Investment Income:
Interest	$5,073	$228
Dividends	3,578,465	168,684
Other Income	37	–
Foreign tax withheld	(154,612)	(10,940)
Total Investment Income	3,428,963	157,972
Expenses:
Advisory fees	703,314	39,572
Internal servicing expense - Class A Shares	970	18
Internal servicing expense - Class C Shares	390	41
Internal servicing expense - Class I Shares	652	71
Shareholder reports expense	34,718	2,291
Transfer agent fees and expenses	31,961	884
Registration fees	55,397	–
Custodian fees	10,850	9,486
Professional fees	25,486	12,930
Non-interested Trustees’ fees and expenses	2,705	112
Fund administration fees	11,019	495
Administrative services fees - Class D Shares	58,217	840
Administrative services fees - Class S Shares	389	323
Administrative services fees - Class T Shares	78,106	869
Distribution fees and shareholder servicing fees - Class A Shares	28,277	347
Distribution fees and shareholder servicing fees - Class C Shares	29,345	1,464
Distribution fees and shareholder servicing fees - Class S Shares	389	323
Administrative, networking and omnibus fees - Class A Shares	9,704	–
Administrative, networking and omnibus fees - Class C Shares	2,983	–
Administrative, networking and omnibus fees - Class I Shares	8,190	–
Accounting system fees	9,246	4,258
Other expenses	3,188	98
Total Expenses	1,105,496	74,422
Less: Expense and Fee Offset	(52)	–
Less: Excess Expense Reimbursement	(4,439)	(21,918)
Net Expenses after Waivers and Expense Offsets	1,101,005	52,504
Net Investment Income	2,327,958	105,468
Net Realized Gain on Investments:
Net realized gain from investment and foreign currency transactions	6,076,213	68,400
Total Net Realized Gain on Investments	6,076,213	68,400
Change in Unrealized Net Appreciation/(Depreciation):
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	9,906,179	454,402
Total Change in Unrealized Net Appreciation/(Depreciation)	9,906,179	454,402
Net Increase in Net Assets Resulting from Operations	$18,310,350	$628,270

See Notes to Financial Statements.

24 | MARCH 31, 2014

Statements of Changes in Net Assets

	Perkins Global		Perkins International Value
For the period ended March 31, 2014 (unaudited) and the year or period	Value Fund		Fund
ended September 30, 2013	2014	2013(1)	2014	2013(1)(2)

Operations:
Net investment income	$2,327,958	$3,246,891	$105,468	$35,796
Net realized gain on investments	6,076,213	7,712,554	68,400	36,863
Change in unrealized net appreciation/(depreciation)	9,906,179	12,874,286	454,402	384,533
Net Increase in Net Assets Resulting from Operations	18,310,350	23,833,731	628,270	457,192
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(452,496)	(242,526)	(1,050)	–
Class C Shares	(116,724)	(16,044)	–	–
Class D Shares	(2,091,204)	(1,693,183)	(9,902)	–
Class I Shares	(610,338)	(71,668)	(53,773)	–
Class N Shares	(133,908)	(138,360)	(7,593)	–
Class S Shares	(5,793)	(5,570)	(90)	–
Class T Shares	(1,382,163)	(762,470)	(3,741)	–
Net Realized Gain from Investment Transactions*
Class A Shares	(694,173)	(472,565)	(1,983)	–
Class C Shares	(198,570)	(38,674)	(2,201)	–
Class D Shares	(3,110,966)	(3,304,412)	(11,255)	–
Class I Shares	(837,537)	(149,302)	(53,603)	–
Class N Shares	(183,829)	(238,945)	(7,748)	–
Class S Shares	(10,074)	(12,843)	(1,844)	–
Class T Shares	(2,033,367)	(1,501,986)	(5,341)	–
Net Decrease from Dividends and Distributions to Shareholders	(11,861,142)	(8,648,548)	(160,124)	–

See footnotes at the end of the Statements.
See Notes to Financial Statements.

Janus Value Funds | 25

Statements of Changes in Net Assets  (continued)

	Perkins Global		Perkins International Value
For the period ended March 31, 2014 (unaudited) and the year or period	Value Fund		Fund
ended September 30, 2013	2014	2013(1)	2014	2013(1)(2)

Capital Share Transactions:
Shares Sold
Class A Shares	7,644,817	12,639,922	–	464,570
Class C Shares	2,842,369	3,534,836	40,001	428,571
Class D Shares	4,750,541	14,446,551	724,330	1,426,527
Class I Shares	19,428,442	18,589,155	5,079,237	2,515,572
Class N Shares	258,080	764,312	226,617	780,439
Class S Shares	–	4,300	–	477,331
Class T Shares	18,335,286	21,884,886	131,081	895,663
Reinvested Dividends and Distributions
Class A Shares	1,135,793	691,441	3,033	–
Class C Shares	196,937	54,718	2,201	–
Class D Shares	5,152,299	4,942,024	20,309	–
Class I Shares	1,074,822	135,657	104,590	–
Class N Shares	317,737	377,305	15,341	–
Class S Shares	15,867	18,413	1,934	–
Class T Shares	3,372,081	2,238,698	9,082	–
Shares Repurchased
Class A Shares	(5,559,633)	(3,206,972)	(296,977)	–
Class C Shares	(183,106)	(353,859)	(273,500)	–
Class D Shares	(7,996,308)	(11,248,837)	(627,536)	(83,637)
Class I Shares	(5,195,651)	(1,374,469)	(563,176)	(28,993)
Class N Shares	(3,690,733)	(947,342)	(9,765)	–
Class S Shares	(20,769)	(47,320)	(277,657)	(45,155)
Class T Shares	(8,838,815)	(13,296,204)	(488,793)	–
Net Increase from Capital Share Transactions	33,040,056	49,847,215	3,820,352	6,830,888
Net Increase in Net Assets	39,489,264	65,032,398	4,288,498	7,288,080
Net Assets:
Beginning of period	203,677,126	138,644,728	7,288,080	–
End of period	$243,166,390	$203,677,126	$11,576,578	$7,288,080

Undistributed Net Investment Income*	$541,205	$3,005,873	$68,633	$39,314

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Values have been adjusted to conform with current year presentation.
(2)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

26 | MARCH 31, 2014

Financial Highlights

Class A Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Perkins Global Value Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.97	$12.88	$11.62	$11.60	$10.90	$9.44
Income from Investment Operations:
Net investment income	0.16	0.34	0.36	0.25	0.19	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.00	1.58	1.60	(0.01)	0.68	1.40
Total from Investment Operations	1.16	1.92	1.96	0.24	0.87	1.46
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.28)	(0.36)	(0.22)	(0.17)	–
Distributions (from capital gains)*	(0.47)	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	N/A	–	–(3)	–	–
Total Distributions and Other	(0.77)	(0.83)	(0.70)	(0.22)	(0.17)	–
Net Asset Value, End of Period	$14.36	$13.97	$12.88	$11.62	$11.60	$10.90
Total Return**	8.59%	15.78%	17.58%	1.97%	8.08%	15.47%
Net Assets, End of Period (in thousands)	$25,831	$21,864	$10,379	$248	$160	$16
Average Net Assets for the Period (in thousands)	$22,684	$14,952	$4,748	$184	$189	$6
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.11%	1.10%	1.21%	1.27%	1.40%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.11%	1.10%	1.21%	1.26%	1.40%	0.84%
Ratio of Net Investment Income to Average Net Assets***	2.00%	1.87%	2.17%	2.01%	2.45%	0.50%
Portfolio Turnover Rate	13%	22%	37%	51%	49%	62%

Class A Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and the period ended	Perkins International Value Fund
September 30	2014	2013(4)

Net Asset Value, Beginning of Period	$10.98	$10.00
Income from Investment Operations:
Net investment income	0.24	0.10
Net gain on investments (both realized and unrealized)	0.42	0.88
Total from Investment Operations	0.66	0.98
Less Distributions:
Dividends (from net investment income)*	(0.05)	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.15)	–
Net Asset Value, End of Period	$11.49	$10.98
Total Return**	6.09%	9.80%
Net Assets, End of Period (in thousands)	$231	$508
Average Net Assets for the Period (in thousands)	$279	$460
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.52%	12.52%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	1.36%
Ratio of Net Investment Income to Average Net Assets***	1.57%	1.80%
Portfolio Turnover Rate	30%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

Janus Value Funds | 27

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the period	Perkins Global Value Fund
ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.77	$12.75	$11.50	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	0.10	0.28	0.27	0.23	0.16	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.98	1.52	1.65	(0.06)	0.60	1.45
Total from Investment Operations	1.08	1.80	1.92	0.17	0.76	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(0.27)	(0.23)	(0.33)	(0.19)	(0.16)	–
Distributions (from capital gains)*	(0.47)	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	N/A	–	–(3)	–	–
Total Distributions and Other	(0.74)	(0.78)	(0.67)	(0.19)	(0.16)	–
Net Asset Value, End of Period	$14.11	$13.77	$12.75	$11.50	$11.52	$10.92
Total Return**	8.12%	14.87%	17.35%	1.38%	7.03%	15.68%
Net Assets, End of Period (in thousands)	$7,302	$4,296	$902	$133	$15	$13
Average Net Assets for the Period (in thousands)	$5,885	$1,828	$492	$56	$13	$3
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.88%	1.89%	1.59%(4)	1.90%	1.92%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.88%	1.89%	1.59%(4)	1.90%	1.91%	1.63%
Ratio of Net Investment Income to Average Net Assets***	1.39%	1.04%	1.56%	1.73%	1.62%	0.31%
Portfolio Turnover Rate	13%	22%	37%	51%	49%	62%

Class C Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and the period ended	Perkins International Value Fund
September 30	2014	2013(5)

Net Asset Value, Beginning of Period	$10.94	$10.00
Income from Investment Operations:
Net investment income	0.12	0.07
Net gain on investments (both realized and unrealized)	0.49	0.87
Total from Investment Operations	0.61	0.94
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.10)	–
Net Asset Value, End of Period	$11.45	$10.94
Total Return**	5.61%	9.40%
Net Assets, End of Period (in thousands)	$254	$469
Average Net Assets for the Period (in thousands)	$294	$447
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.37%	13.51%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.97%	2.06%
Ratio of Net Investment Income to Average Net Assets***	0.81%	1.14%
Portfolio Turnover Rate	30%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 2.03% and 2.03%, respectively, without the inclusion of the non-recurring expense adjustment.
(5)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

28 | MARCH 31, 2014

Class D Shares

For a share outstanding during the period ended March 31, 2014 (unaudited)	Perkins Global Value Fund
and each year or period ended September 30	2014	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$14.09	$12.97	$11.67	$11.65	$11.16
Income from Investment Operations:
Net investment income	0.15	0.38	0.26	0.30	0.19
Net gain/(loss) on investments (both realized and unrealized)	1.02	1.57	1.73	(0.02)	0.30
Total from Investment Operations	1.17	1.95	1.99	0.28	0.49
Less Distributions and Other:
Dividends (from net investment income)*	(0.31)	(0.28)	(0.35)	(0.26)	–
Distributions (from capital gains)*	(0.47)	(0.55)	(0.34)	–	–
Redemption fees	N/A	N/A	–(2)	–(2)	–(2)
Total Distributions and Other	(0.78)	(0.83)	(0.69)	(0.26)	–
Net Asset Value, End of Period	$14.48	$14.09	$12.97	$11.67	$11.65
Total Return**	8.59%	15.91%	17.72%	2.30%	4.39%
Net Assets, End of Period (in thousands)	$99,767	$94,989	$79,206	$70,479	$74,552
Average Net Assets for the Period (in thousands)	$97,295	$86,385	$75,550	$76,920	$74,175
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.98%	0.98%	1.04%	1.03%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	0.98%	1.04%	1.03%	1.30%
Ratio of Net Investment Income to Average Net Assets***	2.08%	1.97%	2.12%	2.25%	2.61%
Portfolio Turnover Rate	13%	22%	37%	51%	49%

Class D Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and the period ended	Perkins International Value Fund
September 30	2014	2013(3)

Net Asset Value, Beginning of Period	$10.98	$10.00
Income from Investment Operations:
Net investment income	0.11	0.06
Net gain on investments (both realized and unrealized)	0.57	0.92
Total from Investment Operations	0.68	0.98
Less Distributions:
Dividends (from net investment income)*	(0.09)	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.19)	–
Net Asset Value, End of Period	$11.47	$10.98
Total Return**	6.24%	9.80%
Net Assets, End of Period (in thousands)	$1,627	$1,439
Average Net Assets for the Period (in thousands)	$1,403	$931
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.75%	11.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.16%
Ratio of Net Investment Income to Average Net Assets***	1.94%	1.48%
Portfolio Turnover Rate	30%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through September 30, 2010.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

Janus Value Funds | 29

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the	Perkins Global Value Fund
period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.92	$12.78	$11.51	$11.52	$10.92	$9.44
Income from Investment Operations:
Net investment income	0.14	0.43	0.37	0.38	0.16	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.03	1.52	1.60	(0.09)	0.61	1.46
Total from Investment Operations	1.17	1.95	1.97	0.29	0.77	1.48
Less Distributions and Other:
Dividends (from net investment income)*	(0.34)	(0.26)	(0.36)	(0.30)	(0.17)	–
Distributions (from capital gains)*	(0.47)	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–	–
Total Distributions and Other	(0.81)	(0.81)	(0.70)	(0.30)	(0.17)	–
Net Asset Value, End of Period	$14.28	$13.92	$12.78	$11.51	$11.52	$10.92
Total Return**	8.69%	16.15%	17.87%	2.40%	7.15%	15.68%
Net Assets, End of Period (in thousands)	$39,034	$22,746	$3,452	$4,517	$2,675	$562
Average Net Assets for the Period (in thousands)	$27,328	$14,092	$6,386	$3,934	$600	$58
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.82%	0.95%	0.91%	1.28%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.82%	0.95%	0.90%	1.27%	0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.50%	2.30%	2.20%	2.55%	1.33%	(0.10)%
Portfolio Turnover Rate	13%	22%	37%	51%	49%	62%

Class I Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and the period ended	Perkins International Value Fund
September 30	2014	2013(4)

Net Asset Value, Beginning of Period	$11.00	$10.00
Income from Investment Operations:
Net investment income	0.10	0.03
Net gain on investments (both realized and unrealized)	0.57	0.97
Total from Investment Operations	0.67	1.00
Less Distributions:
Dividends (from net investment income)*	(0.10)	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.20)	–
Net Asset Value, End of Period	$11.47	$11.00
Total Return**	6.17%	10.00%
Net Assets, End of Period (in thousands)	$7,467	$2,583
Average Net Assets for the Period (in thousands)	$6,042	$967
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.39%	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.98%	0.92%
Ratio of Net Investment Income to Average Net Assets***	2.33%	1.49%
Portfolio Turnover Rate	30%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

30 | MARCH 31, 2014

Class N Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and each year or	Perkins Global Value Fund
period ended September 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$13.86	$12.78	$11.55
Income from Investment Operations:
Net investment income	0.02	0.41	0.03
Net gain on investments (both realized and unrealized)	1.15	1.54	1.20
Total from Investment Operations	1.17	1.95	1.23
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.32)	–
Distributions (from capital gains)*	(0.47)	(0.55)	–
Total Distributions	(0.81)	(0.87)	–
Net Asset Value, End of Period	$14.22	$13.86	$12.78
Total Return**	8.72%	16.17%	10.65%
Net Assets, End of Period (in thousands)	$2,909	$6,009	$5,317
Average Net Assets for the Period (in thousands)	$4,839	$5,797	$791
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.78%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.76%	0.78%	1.02%
Ratio of Net Investment Income to Average Net Assets***	1.75%	2.16%	4.09%
Portfolio Turnover Rate	13%	22%	37%

Class N Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and the period ended	Perkins International Value Fund
September 30	2014	2013(2)

Net Asset Value, Beginning of Period	$11.00	$10.00
Income from Investment Operations:
Net investment income	0.11	0.08
Net gain on investments (both realized and unrealized)	0.56	0.92
Total from Investment Operations	0.67	1.00
Less Distributions:
Dividends (from net investment income)*	(0.10)	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.20)	–
Net Asset Value, End of Period	$11.47	$11.00
Total Return**	6.14%	10.00%
Net Assets, End of Period (in thousands)	$1,121	$844
Average Net Assets for the Period (in thousands)	$945	$595
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.39%	11.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	1.02%
Ratio of Net Investment Income to Average Net Assets***	2.21%	1.82%
Portfolio Turnover Rate	30%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through September 30, 2012.
(2)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

Janus Value Funds | 31

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended March 31, 2014
(unaudited), each year or period ended September 30 and the period	Perkins Global Value Fund
ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$14.12	$12.99	$11.68	$11.67	$11.02	$9.44
Income from Investment Operations:
Net investment income	0.13	0.34	0.22	0.27	0.18	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.03	1.58	1.73	(0.03)	0.64	1.25
Total from Investment Operations	1.16	1.92	1.95	0.24	0.82	1.41
Less Distributions and Other:
Dividends (from net investment income)*	(0.27)	(0.24)	(0.30)	(0.23)	(0.17)	–
Distributions (from capital gains)*	(0.47)	(0.55)	(0.34)	–	–	–
Redemption fees	N/A	N/A	–	–(3)	–	0.17
Total Distributions and Other	(0.74)	(0.79)	(0.64)	(0.23)	(0.17)	0.17
Net Asset Value, End of Period	$14.54	$14.12	$12.99	$11.68	$11.67	$11.02
Total Return**	8.44%	15.56%	17.32%	1.96%	7.51%	16.74%
Net Assets, End of Period (in thousands)	$314	$310	$310	$370	$653	$11
Average Net Assets for the Period (in thousands)	$312	$301	$333	$510	$439	$9
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.27%	1.29%	1.36%	1.36%	1.64%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.27%	1.29%	1.35%	1.36%	1.64%	1.09%
Ratio of Net Investment Income to Average Net Assets***	1.76%	1.60%	1.79%	1.67%	2.34%	1.10%
Portfolio Turnover Rate	13%	22%	37%	51%	49%	62%

Class S Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and the period ended	Perkins International Value Fund
September 30	2014	2013(4)

Net Asset Value, Beginning of Period	$10.97	$10.00
Income from Investment Operations:
Net investment income	0.23	0.10
Net gain on investments (both realized and unrealized)	0.43	0.87
Total from Investment Operations	0.66	0.97
Less Distributions:
Dividends (from net investment income)*	–(5)	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.10)	–
Net Asset Value, End of Period	$11.53	$10.97
Total Return**	6.10%	9.70%
Net Assets, End of Period (in thousands)	$214	$473
Average Net Assets for the Period (in thousands)	$259	$467
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.88%	13.17%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.21%	1.56%
Ratio of Net Investment Income to Average Net Assets***	1.50%	1.65%
Portfolio Turnover Rate	30%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from April 1, 2013 (inception date) through September 30, 2013.
(5)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

32 | MARCH 31, 2014

Class T Shares

For a share outstanding during the period ended March 31,
2014 (unaudited), each year or period ended September 30	Perkins Global Value Fund
and each year ended October 31	2014	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$14.07	$12.95	$11.66	$11.64	$10.95	$9.36	$17.21
Income from Investment Operations:
Net investment income	0.14	0.38	0.27	0.29	0.18	0.23	0.15
Net gain/(loss) on investments (both realized and unrealized)	1.04	1.57	1.70	(0.03)	0.66	2.11	(7.26)
Total from Investment Operations	1.18	1.95	1.97	0.26	0.84	2.34	(7.11)
Less Distributions and Other:
Dividends (from net investment income)*	(0.32)	(0.28)	(0.34)	(0.24)	(0.15)	(0.13)	(0.27)
Distributions (from capital gains)*	(0.47)	(0.55)	(0.34)	–	–	(0.62)	(0.48)
Redemption fees	N/A	N/A	–(2)	–(2)	–(2)	–(2)	0.01
Total Distributions and Other	(0.79)	(0.83)	(0.68)	(0.24)	(0.15)	(0.75)	(0.74)
Net Asset Value, End of Period	$14.46	$14.07	$12.95	$11.66	$11.64	$10.95	$9.36
Total Return**	8.63%	15.90%	17.58%	2.18%	7.70%	27.37%	(42.89)%
Net Assets, End of Period (in thousands)	$68,008	$53,463	$39,079	$19,582	$20,883	$98,415	$85,625
Average Net Assets for the Period (in thousands)	$62,656	$41,903	$26,585	$21,082	$48,157	$84,893	$136,813
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%	1.03%	1.12%	1.09%	1.09%	1.31%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.03%	1.11%	1.09%	1.09%	1.30%	1.24%
Ratio of Net Investment Income to Average Net Assets***	2.14%	1.90%	2.02%	2.18%	2.41%	1.05%	0.70%
Portfolio Turnover Rate	13%	22%	37%	51%	49%	62%	18%

Class T Shares

For a share outstanding during the period ended March 31, 2014 (unaudited) and the period ended	Perkins International Value Fund
September 30	2014	2013(3)

Net Asset Value, Beginning of Period	$10.99	$10.00
Income from Investment Operations:
Net investment income	0.15	0.07
Net gain on investments (both realized and unrealized)	0.51	0.92
Total from Investment Operations	0.66	0.99
Less Distributions:
Dividends (from net investment income)*	(0.07)	–
Distributions (from capital gains)*	(0.10)	–
Total Distributions	(0.17)	–
Net Asset Value, End of Period	$11.48	$10.99
Total Return**	6.07%	9.90%
Net Assets, End of Period (in thousands)	$662	$972
Average Net Assets for the Period (in thousands)	$697	$762
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.62%	11.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	1.27%
Ratio of Net Investment Income to Average Net Assets***	1.74%	1.48%
Portfolio Turnover Rate	30%	7%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through September 30, 2010. The Fund changed its fiscal year end from October 31 to September 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from April 1, 2013 (inception date) through September 30, 2013.

See Notes to Financial Statements.

Janus Value Funds | 33

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Global Value Fund and Perkins International Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended March 31, 2014. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in

34 | MARCH 31, 2014

accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Value Funds | 35

Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when

36 | MARCH 31, 2014

providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Funds did not hold any Level 3 securities as of March 31, 2014.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended March 31, 2014.

Transfers Out
of Level 2
Fund	to Level 1

Perkins Global Value Fund	$6,904,029
Perkins International Value Fund	279,203

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the period ended March 31, 2014 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Janus Value Funds | 37

Notes to Financial Statements (unaudited) (continued)

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of March 31, 2014.

Fair Value of Derivative Instruments as of March 31, 2014

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Perkins Global Value Fund
Foreign Exchange Contracts	Forward currency contracts	$99,279	Forward currency contracts	$12,638

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statements of Operations for the period ended March 31, 2014.

The effect of Derivative Instruments on the Statements of Operations for the period ended March 31, 2014

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions

Perkins Global Value Fund
Foreign Exchange Contracts	$10,849

38 | MARCH 31, 2014

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Perkins Global Value Fund
Foreign Exchange Contracts	$379,675

Please see the Fund’s Statements of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Fund’s volumes throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets

Janus Value Funds | 39

Notes to Financial Statements (unaudited) (continued)

approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Each Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Funds’ investments. In addition, the Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Funds’ investments. To the extent that a Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities
The Funds recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets
Perkins Global Value Fund

		Gross Amounts Offset in the
	Gross Amounts of	Statements of
Counterparty	Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$81,885	$–	$–	$81,885
ING Financial Markets LLC	39,200,000	–	(39,200,000)	–
JPMorgan Chase & Co.	9,586	–	–	9,586
RBC Capital Markets Corp.	7,808	(5,497)	–	2,311

Total	$39,299,279	$(5,497)	$(39,200,000)	$93,782

40 | MARCH 31, 2014

Perkins International Value Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

ING Financial Markets LLC	$1,900,000	$–	$(1,900,000)	$–

Offsetting of Financial Liabilities and Derivative Liabilities
Perkins Global Value Fund

		Gross Amounts Offset in the
		Statements of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

HSBC Securities (USA), Inc.	$7,141	$–	$–	$7,141
RBC Capital Markets Corp.	5,497	(5,497)	–	–

Total	$12,638	$(5,497)	$–	$7,141

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give a Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

A Fund does not require the counterparty to post collateral for forward currency contracts; however, a Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than a Fund’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of a Fund’s corresponding forward currency contracts.

A Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. A Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements
Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory

Janus Value Funds | 41

Notes to Financial Statements (unaudited) (continued)

fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee (%)
Fund	Assets of the Fund	(annual rate)

Perkins Global Value Fund	N/A	0.64
Perkins International Value Fund	All Asset Levels	0.80

For Perkins Global Value Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Global Value Fund	MSCI World IndexSM

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund’s performance-based fee structure has been in effect for at least 12 months. When the Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustment began July 2011 for Perkins Global Value Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Fund relative to the record of the Fund’s benchmark index and future changes to the size of the Fund.

The Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment.

42 | MARCH 31, 2014

During the period ended March 31, 2014, the Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Perkins Global Value Fund	$(1,944)

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on Perkins Global Value Fund’s performance relative to its benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns 100% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any

Janus Value Funds | 43

Notes to Financial Statements (unaudited) (continued)

fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least February 1, 2015. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Expense
Fund	Limit (%)

Perkins International Value Fund	0.98

For a period of three years subsequent to Perkins International Value Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the period ended March 31, 2014, total reimbursement by Janus Capital was $21,200 for the Fund. As of March 31, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $242,813. The recoupment of such reimbursements expires April 1, 2016.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of March 31, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $140,017 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $259,235 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Global Value Fund	$4,558

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2014.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended March 31, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Global Value Fund	$138

44 | MARCH 31, 2014

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

As of March 31, 2014, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Fund	% of Class Owned	% of Fund Owned

Perkins International Value Fund - Class A Shares	83%	2%
Perkins International Value Fund - Class C Shares	84	2
Perkins International Value Fund - Class D Shares	–	–
Perkins International Value Fund - Class I Shares	–	–
Perkins International Value Fund - Class N Shares	45	4
Perkins International Value Fund - Class S Shares	100	2
Perkins International Value Fund - Class T Shares	–	–

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Perkins Global Value Fund	$210,711,863	$35,033,423	$(3,391,183)	$31,642,240
Perkins International Value Fund	10,777,693	863,185	(76,012)	787,173

Janus Value Funds | 45

Notes to Financial Statements (unaudited) (continued)

6.	Capital Share Transactions

			Perkins International
For the period ended March 31, 2014 (unaudited)	Perkins Global Value Fund		Value Fund
and the year or period ended September 30, 2013	2014	2013(1)	2014	2013(1),(2)

Transactions in Fund Shares – Class A Shares:
Shares sold	545,022	945,987	–	46,237
Reinvested dividends and distributions	83,208	56,306	274	–
Shares repurchased	(393,490)	(243,358)	(26,445)	–
Net Increase/(Decrease) in Fund Shares	234,740	758,935	(26,171)	46,237
Shares Outstanding, Beginning of Period	1,564,691	805,756	46,237	–
Shares Outstanding, End of Period	1,799,431	1,564,691	20,066	46,237
Transactions in Fund Shares – Class C Shares:
Shares sold	204,218	264,322	3,604	42,857
Reinvested dividends and distributions	14,653	4,496	199	–
Shares repurchased	(13,320)	(27,481)	(24,441)	–
Net Increase/(Decrease) in Fund Shares	205,551	241,337	(20,638)	42,857
Shares Outstanding, Beginning of Period	312,072	70,735	42,857	–
Shares Outstanding, End of Period	517,623	312,072	22,219	42,857
Transactions in Fund Shares – Class D Shares:
Shares sold	337,716	1,079,029	65,000	138,816
Reinvested dividends and distributions	374,168	399,517	1,841	–
Shares repurchased	(564,198)	(845,369)	(55,923)	(7,839)
Net Increase/(Decrease) in Fund Shares	147,686	633,177	10,918	130,977
Shares Outstanding, Beginning of Period	6,741,751	6,108,574	130,977	–
Shares Outstanding, End of Period	6,889,437	6,741,751	141,895	130,977
Transactions in Fund Shares – Class I Shares:
Shares sold	1,388,171	1,459,231	456,883	237,797
Reinvested dividends and distributions	79,264	11,119	9,482	–
Shares repurchased	(367,633)	(105,789)	(50,060)	(2,876)
Net Increase/(Decrease) in Fund Shares	1,099,802	1,364,561	416,305	234,921
Shares Outstanding, Beginning of Period	1,634,616	270,055	234,921	–
Shares Outstanding, End of Period	2,734,418	1,634,616	651,226	234,921
Transactions in Fund Shares – Class N Shares:
Shares sold	18,736	59,673	20,428	76,754
Reinvested dividends and distributions	23,519	31,054	1,390	–
Shares repurchased	(271,276)	(73,236)	(855)	–
Net Increase/(Decrease) in Fund Shares	(229,021)	17,491	20,963	76,754
Shares Outstanding, Beginning of Period	433,616	416,125	76,754	–
Shares Outstanding, End of Period	204,595	433,616	97,717	76,754
Transactions in Fund Shares – Class S Shares:
Shares sold	–	324	–	47,594
Reinvested dividends and distributions	1,147	1,481	175	–
Shares repurchased	(1,482)	(3,686)	(24,749)	(4,432)
Net Increase/(Decrease) in Fund Shares	(335)	(1,881)	(24,574)	43,162
Shares Outstanding, Beginning of Period	21,963	23,844	43,162	–
Shares Outstanding, End of Period	21,628	21,963	18,588	43,162
Transactions in Fund Shares – Class T Shares:
Shares sold	1,286,387	1,620,879	11,887	88,441
Reinvested dividends and distributions	245,421	181,124	823	–
Shares repurchased	(626,677)	(1,019,307)	(43,498)	–
Net Increase/(Decrease) in Fund Shares	905,131	782,696	(30,788)	88,441
Shares Outstanding, Beginning of Period	3,799,250	3,016,554	88,441	–
Shares Outstanding, End of Period	4,704,381	3,799,250	57,653	88,441

(1)	Values have been adjusted to conform with current year presentation.
(2)	Period from April 1, 2013 (inception date) through September 30, 2013.

46 | MARCH 31, 2014

7.	Purchases and Sales of Investment Securities

For the period ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Global Value Fund	$41,051,714	$24,624,277	$–	$–
Perkins International Value Fund	5,486,467	2,546,071	–	–

8.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

9.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to March 31, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Value Funds | 47

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

48 | MARCH 31, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Value Funds | 49

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

50 | MARCH 31, 2014

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Value Funds | 51

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Value Funds | 53

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

54 | MARCH 31, 2014

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Value Funds | 55

Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

56 | MARCH 31, 2014

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Value Funds | 57

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

58 | MARCH 31, 2014

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the

Janus Value Funds | 59

Useful Information About Your Fund Report (unaudited) (continued)

Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume

60 | MARCH 31, 2014

of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Value Funds | 61

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0514-59431	125-24-02800 05-14

Item 2 —	Code of Ethics
     Not applicable to semiannual reports.

Item 3 —	Audit Committee Financial Expert
     Not applicable to semiannual reports.

Item 4 —	Principal Accountant Fees and Services
     Not applicable to semiannual reports.

Item 5 —	Audit Committee of Listed Registrants
     Not applicable.

Item 6 —	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable to this Registrant.

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies
     Not applicable to this Registrant.

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     Not applicable to this Registrant.

Item 10 —	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 —	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 —	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date:	May 30, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund
(Principal Executive Officer)

Date:	May 30, 2014

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Investment Fund (Principal Accounting
Officer and Principal Financial Officer)

Date:	May 30, 2014